UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-03833

MAINSTAY VP FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

FORM N-CSR

Item 1.  Reports to Stockholders.

MainStay VP Wellington U.S. Equity Portfolio

Message from the President and Annual Report
December 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit our website.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Against a backdrop of easing inflationary pressures and continued economic growth, stocks and bonds generally gained ground during the 12-month period ended December 31, 2023, despite high levels of volatility and sharp disparities between the performance of the different market sectors.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation, interest rate, and economic growth trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 6.4% in January, and 3.4% in December 2023. At the same time, the Fed increased the benchmark federal funds rate from 4.25%–4.50% at the beginning of reporting period, to 5.25%–5.50% as of the end of 2023. Despite the increasing cost of capital and tighter lending environment that resulted from rising rates, economic growth remained surprisingly robust, bolstered by high levels of consumer spending, low levels of unemployment and better-than-expected corporate earnings. With the pace of rate increases slowing from the prior year, investors began hoping for an early shift to a looser monetary policy, with stock prices and bond yields reacting as economic data and statements from the Fed either reinforced or undercut those hopes. Following months of hawkish rhetoric, the Fed finally reversed its stance in December 2023, signaling a positive economic outlook with little chance of a recession and a likelihood of rate cuts in 2024.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced strong gains during the reporting period-– recovering all its losses from 2022 and approached new record territory. A preponderance of the Index’s gains were generated by a relatively small number of mega-cap stocks in the information technology, communication services and consumer discretionary sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened during the closing weeks of the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced generally positive returns, bolstered by attractive and relatively stable yields. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield. Corporate bond prices trended moderately higher, generally outperforming government securities. After years of low yields and tight credit spreads, the corporate sector benefited from more attractive valuations and income opportunities. Among corporates, markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. International bond markets produced mixed returns, with emerging-markets issues advancing over their developed-markets counterparts.
The market volatility of recent years reminds us of the constant need for experienced and steadfast portfolio management in the face of uncertainty. New York Life Investments remains dedicated to providing you, as a valued MainStay VP investor, with the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date[1,2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Initial Class Shares	1/23/1984	24.58%	13.16%	10.46%	0.57%
Service Class Shares	6/5/2003	24.27	12.88	10.19	0.82

1.	Effective January 1, 2018, due to an organizational restructuring, all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.
2.	Effective May 1, 2021, the Portfolio replaced its subadvisor, MacKay Shields LLC, and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisors and principal investment strategies.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	26.29%	15.69%	12.03%
Morningstar Large Blend Category Average[2]	22.32	14.26	10.55

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The S&P 500® Index is the Portfolio's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
2.	The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the funds' returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Wellington U.S. Equity Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,083.70	$2.94	$1,022.38	$2.85	0.56%
Service Class Shares	$1,000.00	$1,082.30	$4.25	$1,021.12	$4.13	0.81%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Wellington U.S. Equity Portfolio

Industry Composition as of December 31, 2023 (Unaudited)
Software	11.8%
Semiconductors & Semiconductor Equipment	9.2
Interactive Media & Services	8.6
Technology Hardware, Storage & Peripherals	5.9
Broadline Retail	4.8
Banks	3.9
Machinery	3.7
Pharmaceuticals	3.5
Insurance	3.2
Health Care Equipment & Supplies	3.1
Oil, Gas & Consumable Fuels	3.1
Electric Utilities	2.6
Health Care Providers & Services	2.5
Capital Markets	2.5
Hotels, Restaurants & Leisure	2.4
Beverages	2.3
Life Sciences Tools & Services	2.2
Chemicals	2.0
Financial Services	2.0
Specialty Retail	2.0
Household Products	1.9%
Biotechnology	1.9
Building Products	1.8
Entertainment	1.4
Electrical Equipment	1.3
Textiles, Apparel & Luxury Goods	1.3
Industrial REITs	1.2
IT Services	1.2
Consumer Finance	1.1
Personal Care Products	1.1
Aerospace & Defense	1.1
Electronic Equipment, Instruments & Components	1.0
Residential REITs	0.7
Energy Equipment & Services	0.7
Automobiles	0.7
Short–Term Investment	0.3
Other Assets, Less Liabilities	–0.0‡
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2023 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Apple, Inc.
3.	Alphabet, Inc.
4.	Amazon.com, Inc.
5.	NVIDIA Corp.
6.	Meta Platforms, Inc., Class A
7.	UnitedHealth Group, Inc.
8.	JPMorgan Chase & Co.
9.	Broadcom, Inc.
10.	Eli Lilly & Co.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Mammen Chally, Douglas W. McLane and David A. Siegle, of Wellington Management Company LLP (“Wellington”), the Portfolio’s Subadvisor.
How did MainStay VP Wellington U.S. Equity Portfolio perform relative to its benchmark and peers during the 12 months ended June 30, 2023?
For the 12 months ended December 31, 2023, MainStay VP Wellington U.S. Equity Portfolio returned 24.58% for Initial Class shares and 24.27% for Service Class shares. Over the same period, both share classes underperformed the 26.29% return of the S&P 500® Index (the “Index”), which is the Portfolio’s benchmark, and outperformed the 22.32% return of the Morningstar Large Blend Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio underperformed the Index primarily due to sector attribution, a result of Wellington's bottom-up stock selection process. Security selection also weighed on relative results.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
From a sector allocation perspective, overweight exposure to health care weighed on relative returns, with the negative impact partialy offset by the positive effect of an underweight allocation to the lagging energy sector. Security selection in industrials, information technology and consumer discretionary detracted from relative results, while selection in health care, materials and financials made positive contributions. (Contributions take weightings and total returns into account.)
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The strongest contributors to absolute performance included holdings in enterprise software company Microsoft, online retailer Amazon.com and consumer electronics maker Apple. Microsoft shares rose on better-than-expected earnings and revenue results driven by the performance of the company’s cloud unit, Azure. Shares also benefited from the anticipated rollout of Microsoft’s artificial intelligence (“AI”) product, Copilot. In addition, the company finalized its $69 billion purchase of video game maker Activision Blizzard. Amazon.com shares gained ground after semiconductor maker NVIDIA reported strong results, driven by rapidly increasing demand for AI, sparking a market rally. We believe that developments in AI should benefit Amazon Web Services and increase demand for its cloud computing platforms. Amazon also reported first-quarter earnings that beat consensus estimates earlier in the reporting period. Apple shares climbed after the company made several AI announcements at its I/O developer conference, including "AI Snapshot,” which integrates generative AI results directly on top of Google's search results, and the incorporation of generative AI capabilities across its product suite. The stock benefited further from news that Samsung would not replace Google with Bing as the default search engine on its smartphones.
The most significant detractors from the Portfolio’s absolute performance included holdings in pharmaceutical company Pfizer, financial management firm The Charles Schwab Corporation and prestige beauty products maker The Estée Lauder Companies. Pfizer shares fell when the company reported mixed results in a Phase 2b study of danuglipron for obesity. Danuglipron was effective in weight reduction, but tolerability was poor with a high rate of gastrointestinal side effects and discontinuation rates. Management also issued muted 2024 guidance that was below expectations, and announced a multi-year cost-cutting effort that will include layoffs. Charles Schwab shares fell after the collapse of Silicon Valley Bank sparked a massive selloff of financial sector stocks, and investors feared that firms like Schwab, which have large bond holdings with long maturities, might be forced to sell such assets at a loss to cover a rush of deposit withdrawals. Earlier in the reporting period, Schwab reported fourth quarter 2022 results that missed estimates on lower deposit account fees. Estée Lauder shares fell as weak sales in China weighed on investor sentiment. In addition, in delivering fourth quarter 2023 financial results, the company lowered guidance below consensus estimates.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio’s largest purchases included an increased position in semiconductor maker NVIDIA and a reinstated position in social media company Meta Platforms. We became more positive on NVIDIA given the company’s near monopoly in AI datacenter graphics processing units and the rapid growth of NVIDIA’s CUDA software business segment. We believe this segment will continue to benefit from the AI-related market momentum. We reinstated a position in Meta after engaging with the company. We saw signs that the company’s fundamentals were playing out positively, as prior headwinds (including Apple’s changes to its privacy management policies and TikTok’s incremental competition) became more benign. Meta’s ramp-up of its Reels product progressed (offering a more direct answer to TikTok), with the monetization of Reels providing better visibility into the stability of Meta’s overall advertising business. Given these trends and our outlook, we believed the stock’s valuation was attractive.
The Portfolio’s largest full sale was of shares in Pioneer Natural Resources following the announcement that Exxon Mobil would acquire the company. We trimmed the Portfolio’s position in Alphabet on strength.

1.	See "Investment and Performance Comparison" for more information on benchmark and peer group returns.
8	MainStay VP Wellington U.S. Equity Portfolio

How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, we increased the Portfolio’s exposure to communication services and decreased its exposure to health care.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2023, the Portfolio’s largest overweight positions relative to the Index were in the communication services and health care sectors. As of the same date, the Portfolio held its most significantly underweight positions in industrials and consumer staples.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2023†^
	Shares	Value
Common Stocks 99.7%
Aerospace & Defense 1.1%
RTX Corp.	119,334	$ 10,040,763
Automobiles 0.7%
Tesla, Inc. (a)	24,637	6,121,802
Banks 3.9%
Bank of America Corp.	390,808	13,158,505
JPMorgan Chase & Co.	132,710	22,573,971
		35,732,476
Beverages 2.3%
Constellation Brands, Inc., Class A	43,433	10,499,928
Monster Beverage Corp. (a)	184,189	10,611,128
		21,111,056
Biotechnology 1.9%
Regeneron Pharmaceuticals, Inc. (a)	8,335	7,320,547
Vertex Pharmaceuticals, Inc. (a)	24,876	10,121,796
		17,442,343
Broadline Retail 4.8%
Amazon.com, Inc. (a)	290,659	44,162,728
Building Products 1.8%
Builders FirstSource, Inc. (a)	44,171	7,373,907
Johnson Controls International plc	161,967	9,335,778
		16,709,685
Capital Markets 2.5%
Charles Schwab Corp. (The)	128,964	8,872,723
Morgan Stanley	146,683	13,678,190
		22,550,913
Chemicals 2.0%
PPG Industries, Inc.	63,704	9,526,933
Sherwin-Williams Co. (The)	29,695	9,261,871
		18,788,804
Consumer Finance 1.1%
American Express Co.	55,775	10,448,889
Electric Utilities 2.6%
American Electric Power Co., Inc.	78,760	6,396,887
Duke Energy Corp.	100,708	9,772,704
Eversource Energy	82,551	5,095,048
PG&E Corp.	157,232	2,834,893
		24,099,532
	Shares	Value

Electrical Equipment 1.3%
AMETEK, Inc.	70,392	$ 11,606,937
Electronic Equipment, Instruments & Components 1.0%
CDW Corp.	38,846	8,830,473
Energy Equipment & Services 0.7%
Schlumberger NV	118,359	6,159,402
Entertainment 1.4%
Netflix, Inc. (a)	25,737	12,530,831
Financial Services 2.0%
Mastercard, Inc., Class A	43,489	18,548,493
Health Care Equipment & Supplies 3.1%
Abbott Laboratories	109,379	12,039,347
Boston Scientific Corp. (a)	221,013	12,776,761
Hologic, Inc. (a)	56,451	4,033,424
		28,849,532
Health Care Providers & Services 2.5%
UnitedHealth Group, Inc.	44,166	23,252,074
Hotels, Restaurants & Leisure 2.4%
Marriott International, Inc., Class A	47,696	10,755,925
McDonald's Corp.	38,728	11,483,239
		22,239,164
Household Products 1.9%
Procter & Gamble Co. (The)	121,045	17,737,934
Industrial REITs 1.2%
Prologis, Inc.	83,816	11,172,673
Insurance 3.2%
Arch Capital Group Ltd. (a)	85,606	6,357,957
Chubb Ltd.	49,816	11,258,416
Progressive Corp. (The)	72,249	11,507,821
		29,124,194
Interactive Media & Services 8.6%
Alphabet, Inc. (a)
Class A	271,102	37,870,238
Class C	61,919	8,726,245

Meta Platforms, Inc., Class A (a)	81,672	28,908,621

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Wellington U.S. Equity Portfolio

	Shares	Value
Common Stocks (continued)
Interactive Media & Services (continued)

ZoomInfo Technologies, Inc. (a)	175,178	$ 3,239,041
		78,744,145
IT Services 1.2%
Accenture plc, Class A	30,249	10,614,677
Life Sciences Tools & Services 2.2%
Danaher Corp.	42,526	9,837,965
Thermo Fisher Scientific, Inc.	19,867	10,545,205
		20,383,170
Machinery 3.7%
Deere & Co.	32,568	13,022,966
Illinois Tool Works, Inc.	40,438	10,592,330
Nordson Corp.	39,961	10,556,098
		34,171,394
Oil, Gas & Consumable Fuels 3.1%
ConocoPhillips	65,072	7,552,907
Diamondback Energy, Inc.	34,944	5,419,115
EOG Resources, Inc.	79,919	9,666,203
Phillips 66	41,042	5,464,332
		28,102,557
Personal Care Products 1.1%
Estee Lauder Cos., Inc. (The), Class A	70,817	10,356,986
Pharmaceuticals 3.5%
Eli Lilly & Co.	32,223	18,783,431
Merck & Co., Inc.	120,692	13,157,842
		31,941,273
Residential REITs 0.7%
AvalonBay Communities, Inc.	36,313	6,798,520
Semiconductors & Semiconductor Equipment 9.2%
Advanced Micro Devices, Inc. (a)	63,596	9,374,686
Broadcom, Inc.	17,188	19,186,105
KLA Corp.	19,397	11,275,476
NVIDIA Corp.	69,293	34,315,280
Texas Instruments, Inc.	58,102	9,904,067
		84,055,614
	Shares	Value

Software 11.8%
Intuit, Inc.	14,957	$ 9,348,574
Microsoft Corp.	184,511	69,383,516
Palo Alto Networks, Inc. (a)	25,078	7,395,001
Salesforce, Inc. (a)	46,257	12,172,067
Workday, Inc., Class A (a)	34,132	9,422,480
		107,721,638
Specialty Retail 2.0%
AutoZone, Inc. (a)	3,060	7,911,966
TJX Cos., Inc. (The)	110,638	10,378,951
		18,290,917
Technology Hardware, Storage & Peripherals 5.9%
Apple, Inc.	278,749	53,667,545
Textiles, Apparel & Luxury Goods 1.3%
NIKE, Inc., Class B	106,120	11,521,448
Total Common Stocks (Cost $720,899,629)		913,630,582
Short-Term Investment 0.3%
Affiliated Investment Company 0.3%
MainStay U.S. Government Liquidity Fund, 5.235% (b)	2,752,478	2,752,478
Total Short-Term Investment (Cost $2,752,478)		2,752,478
Total Investments (Cost $723,652,107)	100.0%	916,383,060
Other Assets, Less Liabilities	(0.0)‡	(435,738)
Net Assets	100.0%	$ 915,947,322

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	Current yield as of December 31, 2023.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2023†^ (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 21,509	$ 142,187	$ (160,944)	$ —	$ —	$ 2,752	$ 547	$ —	2,752
Abbreviation(s):
REIT—Real Estate Investment Trust
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 913,630,582	$ —	$ —	$ 913,630,582
Short-Term Investment
Affiliated Investment Company	2,752,478	—	—	2,752,478
Total Investments in Securities	$ 916,383,060	$ —	$ —	$ 916,383,060

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Wellington U.S. Equity Portfolio

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $720,899,629)	$913,630,582
Investment in affiliated investment companies, at value (identified cost $2,752,478)	2,752,478
Receivables:
Investment securities sold	2,565,988
Dividends	495,896
Portfolio shares sold	27,375
Securities lending	939
Other assets	4,356
Total assets	919,477,614
Liabilities
Payables:
Investment securities purchased	2,662,663
Manager (See Note 3)	413,720
Portfolio shares redeemed	334,645
NYLIFE Distributors (See Note 3)	51,426
Professional fees	29,865
Shareholder communication	26,975
Custodian	10,169
Accrued expenses	829
Total liabilities	3,530,292
Net assets	$915,947,322
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 35,007
Additional paid-in-capital	727,977,810
728,012,817
Total distributable earnings (loss)	187,934,505
Net assets	$915,947,322
Initial Class
Net assets applicable to outstanding shares	$670,328,474
Shares of beneficial interest outstanding	25,485,811
Net asset value per share outstanding	$ 26.30
Service Class
Net assets applicable to outstanding shares	$245,618,848
Shares of beneficial interest outstanding	9,520,899
Net asset value per share outstanding	$ 25.80

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Dividends-unaffiliated	$ 12,274,395
Dividends-affiliated	547,361
Securities lending, net	1,095
Total income	12,822,851
Expenses
Manager (See Note 3)	4,719,504
Distribution/Service—Service Class (See Note 3)	590,777
Professional fees	105,819
Custodian	23,772
Trustees	22,304
Miscellaneous	30,897
Total expenses	5,493,073
Net investment income (loss)	7,329,778
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	12,794,409
Net change in unrealized appreciation (depreciation) on unaffiliated investments	172,050,018
Net realized and unrealized gain (loss)	184,844,427
Net increase (decrease) in net assets resulting from operations	$192,174,205
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Wellington U.S. Equity Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 7,329,778	$ 7,480,194
Net realized gain (loss)	12,794,409	(24,077,250)
Net change in unrealized appreciation (depreciation)	172,050,018	(202,149,971)
Net increase (decrease) in net assets resulting from operations	192,174,205	(218,747,027)
Distributions to shareholders:
Initial Class	(6,075,145)	(127,232,665)
Service Class	(1,664,828)	(48,423,993)
Total distributions to shareholders	(7,739,973)	(175,656,658)
Capital share transactions:
Net proceeds from sales of shares	42,700,997	139,698,289
Net asset value of shares issued to shareholders in reinvestment of distributions	7,739,973	175,656,658
Cost of shares redeemed	(152,655,655)	(125,658,917)
Increase (decrease) in net assets derived from capital share transactions	(102,214,685)	189,696,030
Net increase (decrease) in net assets	82,219,547	(204,707,655)
Net Assets
Beginning of year	833,727,775	1,038,435,430
End of year	$ 915,947,322	$ 833,727,775
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 21.32	$ 34.39	$ 28.28	$ 26.83	$ 25.23
Net investment income (loss) (a)	0.21	0.25	0.21	0.28	0.38
Net realized and unrealized gain (loss)	5.00	(7.58)	7.77	3.68	5.74
Total from investment operations	5.21	(7.33)	7.98	3.96	6.12
Less distributions:
From net investment income	(0.23)	(0.19)	(0.29)	(0.43)	(0.43)
From net realized gain on investments	—	(5.55)	(1.58)	(2.08)	(4.09)
Total distributions	(0.23)	(5.74)	(1.87)	(2.51)	(4.52)
Net asset value at end of year	$ 26.30	$ 21.32	$ 34.39	$ 28.28	$ 26.83
Total investment return (b)	24.58%	(20.68)%	28.78%	15.55%	26.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.90%	0.90%	0.65%	1.09%	1.37%
Net expenses (c)	0.56%	0.57%	0.58%	0.58%	0.58%
Portfolio turnover rate	28%	21%	26%	143%	119%
Net assets at end of year (in 000's)	$ 670,328	$ 607,323	$ 732,245	$ 497,644	$ 543,355

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 20.91	$ 33.85	$ 27.87	$ 26.47	$ 24.94
Net investment income (loss) (a)	0.15	0.18	0.13	0.21	0.31
Net realized and unrealized gain (loss)	4.91	(7.46)	7.65	3.62	5.67
Total from investment operations	5.06	(7.28)	7.78	3.83	5.98
Less distributions:
From net investment income	(0.17)	(0.11)	(0.22)	(0.35)	(0.36)
From net realized gain on investments	—	(5.55)	(1.58)	(2.08)	(4.09)
Total distributions	(0.17)	(5.66)	(1.80)	(2.43)	(4.45)
Net asset value at end of year	$ 25.80	$ 20.91	$ 33.85	$ 27.87	$ 26.47
Total investment return (b)	24.27%	(20.87)%	28.46%	15.26%	25.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.66%	0.65%	0.40%	0.83%	1.12%
Net expenses (c)	0.81%	0.82%	0.83%	0.83%	0.83%
Portfolio turnover rate	28%	21%	26%	143%	119%
Net assets at end of year (in 000's)	$ 245,619	$ 226,405	$ 306,191	$ 270,170	$ 268,992

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Wellington U.S. Equity Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Wellington U.S. Equity Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 23, 1984
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

17

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value.
Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates

18	MainStay VP Wellington U.S. Equity Portfolio

the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in exchange-traded funds ("ETFs") and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the
19

Notes to Financial Statements (continued)
term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(H) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Effective May 1, 2023, pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; 0.50% from $1 billion to $3 billion; and 0.49% in excess of $3 billion. During the year ended December 31, 2023, the effective management fee rate was 0.54% of the Portfolio's average daily net assets.
Prior to May 1, 2023, the Fund paid the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% in excess of $1 billion.
During the year ended December 31, 2023, New York Life Investments earned fees from the Portfolio in the amount of $4,719,504 and paid the Subadvisor fees in the amount of $2,053,452.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$724,758,000	$210,878,907	$(19,253,847)	$191,625,060
As of December 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$7,318,375	$(11,008,930)	$—	$191,625,060	$187,934,505

20	MainStay VP Wellington U.S. Equity Portfolio

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
As of December 31, 2023, for federal income tax purposes, capital loss carryforwards of $11,008,930, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$11,009	$—
The Portfolio utilized $12,154,818 of capital loss carryforwards during the year ended December 31, 2023.
During the years ended December 31, 2023 and December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$7,739,973	$100,243,996
Long-Term Capital Gains	—	75,412,662
Total	$7,739,973	$175,656,658
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2023, purchases and sales of securities, other than short-term securities, were $238,497 and $330,933, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2023 and December 31, 2022, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	1,098,980	$ 25,462,776
Shares issued to shareholders in reinvestment of distributions	253,757	6,075,145
Shares redeemed	(4,354,600)	(103,158,247)
Net increase (decrease)	(3,001,863)	$ (71,620,326)
Year ended December 31, 2022:
Shares sold	4,126,421	$ 120,131,397
Shares issued to shareholders in reinvestment of distributions	6,200,906	127,232,665
Shares redeemed	(3,129,082)	(89,333,654)
Net increase (decrease)	7,198,245	$ 158,030,408

21

Notes to Financial Statements (continued)
Service Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	744,785	$ 17,238,221
Shares issued to shareholders in reinvestment of distributions	70,860	1,664,828
Shares redeemed	(2,122,516)	(49,497,408)
Net increase (decrease)	(1,306,871)	$ (30,594,359)
Year ended December 31, 2022:
Shares sold	709,385	$ 19,566,892
Shares issued to shareholders in reinvestment of distributions	2,404,906	48,423,993
Shares redeemed	(1,332,405)	(36,325,263)
Net increase (decrease)	1,781,886	$ 31,665,622
Note 10–Other Matters
As of the date of this report, the Portfolio faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Portfolio's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
22	MainStay VP Wellington U.S. Equity Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP Wellington U.S. Equity Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Wellington U.S. Equity Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2024
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
23

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Wellington U.S. Equity Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Wellington Management Company LLP (“WMC”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and WMC in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and WMC in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or WMC that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, WMC personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements.  In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and WMC; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and WMC; (iii) the costs of the services provided, and profits realized, by New York Life Investments and WMC with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and WMC.  The Board’s

24	MainStay VP Wellington U.S. Equity Portfolio

decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and WMC resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have invested in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and WMC
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by WMC, evaluating the performance of WMC, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of WMC and ongoing analysis of, and interactions with, WMC with respect to, among other things, the Portfolio’s investment performance and risks as well as WMC’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii)
compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that WMC provides to the Portfolio and considered the terms of each of the Advisory Agreements.  The Board evaluated WMC’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and WMC’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at WMC.  The Board considered New York Life Investments’ and WMC’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and WMC and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Portfolio.  The Board also considered WMC’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Portfolio.  In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and WMC regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Portfolio’s gross and net
25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between representatives of WMC and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and WMC
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates and WMC due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  With respect to the profitability of WMC’s relationship with the Portfolio, the Board considered information from New York Life Investments that WMC’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of WMC’s profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and WMC, and profitability of New York Life Investments and its affiliates and WMC due to their relationships with the Portfolio, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and WMC’s continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio.  The Board also considered the financial resources of New York Life
Investments and WMC and acknowledged that New York Life Investments and WMC must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and WMC to continue to provide high-quality services to the Portfolio.  The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and WMC and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to WMC from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to WMC in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities.  In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between WMC and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and WMC that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio.  In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts.  The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor, and

26	MainStay VP Wellington U.S. Equity Portfolio

insurance companies affiliated with New York Life Investments would be entitled to receive fees from the Portfolio under a distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to WMC and its affiliates are consistent with those expected for a subadvisor to a mutual fund.  With respect to WMC, the Board considered that any profits realized by WMC due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and WMC, acknowledging that any such profits are based on the subadvisory fee paid to WMC by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to WMC is paid by New York Life Investments, not the Portfolio.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and WMC on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Portfolio, if any.  The Board considered the contractual management fee schedule for the Portfolio as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses.  The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Portfolio and whether the Portfolio’s management fee and expense structure permits any economies of scale to be appropriately shared with the Portfolio’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio.  The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Portfolio’s shareholders through the Portfolio’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
27

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
28	MainStay VP Wellington U.S. Equity Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay VP Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay Funds: Trustee since 2023 (11 Funds)
MainStay Funds Trust: Trustee since 2023 (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
29

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay VP Funds Trust: Chair since 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC since 1990	81	MainStay Funds: Chair since January 2017 and Trustee since 2007 (11 Funds); MainStay Funds Trust: Chair since January 2017 and Trustee since 1990 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
30	MainStay VP Wellington U.S. Equity Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay Funds: Trustee since 2006 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
31

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015 to 2016); Managing Director, Product Development (from 2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
32	MainStay VP Wellington U.S. Equity Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP Natural Resources Portfolio
MainStay VP PineStone International Equity Portfolio1
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio2
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
PineStone Asset Management Inc.
Montreal, Québec
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to August 28, 2023, the Portfolio's name was MainStay VP MacKay International Equity Portfolio.
2.	Effective on or about May 1, 2024, the MainStay VP MacKay Government Portfolio will be renamed the MainStay VP U.S. Infrastructure Bond Portfolio.
Not part of the Annual Report

2023 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2024 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015874	MSVPCS11-02/24
(NYLIAC) NI511

MainStay VP Small Cap Growth Portfolio

Message from the President and Annual Report
December 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit our website.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Against a backdrop of easing inflationary pressures and continued economic growth, stocks and bonds generally gained ground during the 12-month period ended December 31, 2023, despite high levels of volatility and sharp disparities between the performance of the different market sectors.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation, interest rate, and economic growth trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 6.4% in January, and 3.4% in December 2023. At the same time, the Fed increased the benchmark federal funds rate from 4.25%–4.50% at the beginning of reporting period, to 5.25%–5.50% as of the end of 2023. Despite the increasing cost of capital and tighter lending environment that resulted from rising rates, economic growth remained surprisingly robust, bolstered by high levels of consumer spending, low levels of unemployment and better-than-expected corporate earnings. With the pace of rate increases slowing from the prior year, investors began hoping for an early shift to a looser monetary policy, with stock prices and bond yields reacting as economic data and statements from the Fed either reinforced or undercut those hopes. Following months of hawkish rhetoric, the Fed finally reversed its stance in December 2023, signaling a positive economic outlook with little chance of a recession and a likelihood of rate cuts in 2024.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced strong gains during the reporting period-– recovering all its losses from 2022 and approached new record territory. A preponderance of the Index’s gains were generated by a relatively small number of mega-cap stocks in the information technology, communication services and consumer discretionary sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened during the closing weeks of the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced generally positive returns, bolstered by attractive and relatively stable yields. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield. Corporate bond prices trended moderately higher, generally outperforming government securities. After years of low yields and tight credit spreads, the corporate sector benefited from more attractive valuations and income opportunities. Among corporates, markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. International bond markets produced mixed returns, with emerging-markets issues advancing over their developed-markets counterparts.
The market volatility of recent years reminds us of the constant need for experienced and steadfast portfolio management in the face of uncertainty. New York Life Investments remains dedicated to providing you, as a valued MainStay VP investor, with the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/17/2012	15.51%	10.57%	7.53%	0.85%
Service Class Shares	2/17/2012	15.22	10.29	7.26	1.10

1.	The Portfolio replaced its subadvisor and modified its principal investment strategies as of May 1, 2020. Therefore, the performance information shown in this report prior to May 1, 2020 reflects the Portfolio’s prior subadvisor and its principal investment strategies.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 2000® Growth Index[1]	18.66%	9.22%	7.16%
Morningstar Small Growth Category Average[2]	16.68	10.99	8.09

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Russell 2000® Growth Index is the Portfolio’s primary benchmark. The Russell 2000® Growth Index is a broad-based benchmark that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.
2.	The Morningstar Small Growth Category Average is representative of funds that focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Small Cap Growth Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,035.10	$4.31	$1,020.97	$4.28	0.84%
Service Class Shares	$1,000.00	$1,033.80	$5.59	$1,019.71	$5.55	1.09%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Small Cap Growth Portfolio

Industry Composition as of December 31, 2023 (Unaudited)
Software	10.4%
Health Care Providers & Services	7.1
Commercial Services & Supplies	6.2
Semiconductors & Semiconductor Equipment	6.1
Biotechnology	5.9
Health Care Equipment & Supplies	5.8
Capital Markets	3.7
Chemicals	3.7
Building Products	3.6
Energy Equipment & Services	2.9
Hotels, Restaurants & Leisure	2.9
Diversified Consumer Services	2.8
Life Sciences Tools & Services	2.6
Aerospace & Defense	2.6
Industrial REITs	2.3
Machinery	2.3
Electronic Equipment, Instruments & Components	1.8
Construction & Engineering	1.7
IT Services	1.6
Insurance	1.6
Professional Services	1.5
Trading Companies & Distributors	1.4
Oil, Gas & Consumable Fuels	1.4
Banks	1.3
Interactive Media & Services	1.2%
Consumer Staples Distribution & Retail	1.1
Food Products	1.0
Exchange–Traded Fund	1.0
Health Care Technology	0.9
Ground Transportation	0.9
Household Durables	0.8
Media	0.8
Financial Services	0.8
Diversified Telecommunication Services	0.7
Personal Care Products	0.7
Electrical Equipment	0.7
Specialty Retail	0.6
Entertainment	0.5
Communications Equipment	0.5
Metals & Mining	0.4
Real Estate Management & Development	0.3
Leisure Products	0.2
Automobile Components	0.1
Pharmaceuticals	0.1
Short–Term Investments	6.1
Other Assets, Less Liabilities	–2.6
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2023 (excluding short-term investments) (Unaudited)
1.	Bright Horizons Family Solutions, Inc.
2.	Workiva, Inc.
3.	Waste Connections, Inc.
4.	Churchill Downs, Inc.
5.	BlackLine, Inc.
6.	Casella Waste Systems, Inc., Class A
7.	Houlihan Lokey, Inc.
8.	SiteOne Landscape Supply, Inc.
9.	AZEK Co., Inc. (The)
10.	Inari Medical, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of Brian C. Fitzsimons, CFA, and Mitch S. Begun, CFA, of Segall Bryant & Hamill, LLC (“SBH”), one of the Portfolio’s Subadvisors, and Christopher A. Berrier and George Sakellaris, CFA, of Brown Advisory LLC (“Brown Advisory”), the Portfolio’s other Subadvisor.
How did MainStay VP Small Cap Growth Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2023?
For the 12 months ended December 31, 2023, MainStay VP Small Cap Growth Portfolio returned 15.51% for Initial Class shares and 15.22% for Service Class shares. Over the same period, both share classes underperformed the 18.66% return of the Russell 2000® Growth Index (the “Index”), which is the Portfolio’s benchmark, and the 16.68% return of the Morningstar Small Growth Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
SBH
The portion of the Portfolio subadvised by SBH outperformed the Index during the reporting period, primarily due to asset allocation, although this was partly offset by the negative impact of unfavorable stock selection. Given strong equity returns, the Portfolio’s cash allocation was a headwind to relative performance.
Brown Advisory
During the reporting period, the portion of the Portfolio subadvised by Brown Advisory underperformed the Index, with most of the underperformance occurring during the December market rally when strong asset inflows drove lower-capitalization and lower-quality stocks sharply higher. Our investment strategy has tended to lag during vigorous risk-on rallies, especially those driven by inflows and led by gains in lower quality stocks. However, these vertical rallies have tended to be short lived, and the returns of the Portfolio’s companies have tended to catch up over time.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
SBH
Relative to the Index, the sectors that made the strongest positive contributions to the performance of the portion of the Portfolio subadvised by SBH included financials, industrials and energy. (Contributions take weightings and total returns into account.) Conversely, the health care, information technology and consumer staples sectors detracted most from relative performance. All sectors produced positive returns during the reporting period.
Brown Advisory
The sectors making the strongest contributions to the relative performance of the portion of the Portfolio subadvised by Brown Advisory were communication services, and materials, followed by real estate and utilities—which had equally positive contributions. Within each of these sectors, favorable stock selection generated most of the strong positive performance relative to the Index, with the exception of utilities, where lack of exposure proved beneficial.
The three weakest contributing sectors included industrials, information technology and financials. The equity buying binge prompted by anticipated rate cuts powered cyclical areas higher. The Portfolio’s underweight exposure to heavily cyclical (and/or higher beta2) issues across the industrials and information technology sectors was responsible for the weak relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
SBH
The three strongest performing holdings in the portion of the Portfolio subadvised by SBH included semiconductor equipment company Onto Innovation, trucking company Saia and construction component manufacturer Simpson Manufacturing. Onto Innovation’s financial results demonstrated continuing resilience versus the company’s peers, with strong cash flow generation. The stock also benefited from its inspection tool wins used in artificial intelligence (“AI”) chip manufacturing. Saia outperformed—despite a slowdown in overall industry volumes—executing well on its internal initiatives to drive sustained growth, including improved service pricing and further network expansion. Additionally, competitor Yellow announced it was filing for bankruptcy, which tightened supply/demand dynamics and provided incremental market share opportunities for Saia. Simpson continued to see margin expansion from strong volume growth, coupled with declining raw material (steel) costs. Despite the prevailing high-rate environment and concerns over a weaker residential construction market, Simpson continued to outgrow the market and execute on internal operating improvements. All three of these stocks remained in the Portfolio as of the end of 2023, although all three were also trimmed during the year following strong performance.
Other noteworthy positive contributors to absolute performance included private market investment solutions provider Hamilton Lane and mechanical and electrical contracting services company Comfort Systems USA. Hamilton Lane continued to gain market share with additional distribution partnerships for its private

1.	See "Investment and Performance Comparison" for more information on benchmark and peer group returns.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
8	MainStay VP Small Cap Growth Portfolio

wealth platform, along with further strength in customized separate accounts and specialized funds. Comfort Systems continued to experience strong demand for its heating, ventilation, air conditioning and electrical services, leading to improved volumes and profitability. Expansion in the company’s backlog, highlighting broad-based strength in demand, provided improved visibility for 2024. Both positions remained in the Portfolio at year-end; however, we trimmed the Portfolio’s exposure to Comfort Systems in the fourth quarter.
The stocks that detracted most from absolute performance included neurovascular disease medical device manufacturer Silk Road Medical, biologics manufacturer Avid Bioservices, and energy services provider and renewables asset developer Ameresco. Silk Road Medical struggled from disruptions in its sales organization that negatively impacted growth. The company also faced increased competitive headwinds from alternative procedures, leading to a more uncertain demand outlook, and ultimately resulting in our decision to sell the Portfolio’s position. Avid Bioservices underperformed due to the more challenging financing environment and more conservative spending decisions by its biopharmaceutical customer base, and we exited the Portfolio’s position. Ameresco suffered from project-specific issues caused by supply-chain delays and permitting bottlenecks that were further exacerbated by unplanned downtime due to labor availability and unfavorable weather. Despite concerns that a higher interest rate environment could impact its development pipeline, we continued to maintain the Portfolio’s position, as Ameresco's backlog of both energy projects and energy assets continued to grow.
Other noteworthy detractors from total returns included diagnostic imaging and nuclear medicine products company Lantheus Holdings, and maker of premium suspensions for automobiles and bicycles Fox Factory Holding. Concerns over competitive pressures on Lantheus’ prostate cancer imaging products, combined with a disappointing outcome on its novel prostate cancer treatment study, led to the stock’s underperformance. The Portfolio continued to hold a position in Lantheus. Fox Factory reported disappointing third quarter 2023 results and issued underwhelming guidance regarding its core segments. In addition, the company’s sizeable acquisition of Marucci Sports, a leading provider of baseball-related products, raised concerns regarding management’s focus on the company’s core business and growth prospects. Accordingly, the Portfolio exited the position.
Brown Advisory
The three strongest performing holdings in the portion of the Portfolio subadvised by Brown Advisory included childcare and educational services provider Bright Horizons Family Solutions, genetic and molecular testing services provider NeoGenomics, and microelectronics materials manufacturer Entegris. Bright Horizons shares gained ground as the company overcame pandemic-related difficulties with staffing and inflation, leading to improved results and a more positive outlook. NeoGenomics reported strong third quarter 2023 results, with better-than-expected revenue growth, and profitability driven by continued share gains and operating cost leverage. Furthermore, management spoke to accelerating margin expansion in 2024. Entegris shares rose based on improved financial results as the company shed non-core businesses to pay down debt.
The positions that detracted most from absolute performance included women’s health company Establishment Labs Holdings, business process management and outsourcing company Genpact and multi-line industrial company Valmont Industries. Establishment Labs experienced a product approval delay in China and a degradation in market demand, particularly in Europe, which forced channel inventory to correct. Our original investment thesis hinged on U.S. product approval, which we believe is a likely 2024 event. Genpact shares suffered as a result of fears that advancements in generative AI would harm the company’s long-term growth. While we had sold a significant portion of the  Portfolio’s position at attractive prices, the subsequent share price decline proved to be a drag on overall results. Shares in Valmont Industries declined on faltering demand in agricultural markets and lack of uptake in certain new products.
Did the Portfolio make any significant purchases or sales during the reporting period?
SBH
Significant new purchases during the reporting period included positions in pharmaceutical company Alkermes and logistics software provider The Descartes Systems Group. We believe that Alkermes has an attractive growth opportunity with its oral treatment for adults with schizophrenia or bipolar disorder, along with a pipeline of other promising therapies in development. Descartes has a strong competitive moat with its global logistics network and highly recurring cash flow, and it is benefiting from the digitization and automation of supply chains globally.
Significant sales included positions in equipment marketplace RB Global and government outsourced services player Maximus. We sold the Portfolio’s position in RB Global over concerns regarding management turnover, increased leverage and integration risk related to the company’s large acquisition of IAA, a leading provider of salvage vehicle auctions. Maximus shares rebounded after many of its government services programs ramped up; however, we exited the position over concerns that growth may prove more challenging going forward.
Brown Advisory
Although turnover remained low, our opportunistic approach led to a high degree of productivity as we added 14 new positions to the portion of the Portfolio subadvised by Brown Advisory, largely related to several historical and 2023 merger-and-acquisition-driven exits. Although we strive to size all the Portfolio’s new
9

investments to within their targeted range as soon as possible, many of these 14 remain below our ultimate intended weight, primarily as a result of market gyrations.
Significant purchases during the reporting period included positions in travel identification services company Clear Secure, aerospace and defense equipment maker Curtiss-Wright, and financial software provider CCC Intelligent Solutions Holdings. Clear Secure provides identity, age verification and other services that remove friction in travel for customers and partners. We see a long runway for growth from low single-digit penetration of their core markets, along with other ancillary opportunities. Despite growing at elevated levels, the company manages to generate free cash flow, providing a constructive long-term valuation framework. We believe Curtiss-Wright’s expanded and expanding portfolio of products should drive premium growth and margins relative to peers, possibly leading to multiple expansion. CCC sells the leading suite of software used by auto insurers and repair shops to estimate claims costs. Over 80% of the company’s revenue comes from very sticky subscriptions, and increasingly management is monetizing its strategic position in the ecosystem by facilitating greater automation. In our opinion, this could lead to consistent 7–10% organic top-line growth from cross/up sales and power up to 50-100 basis points of margin expansion per year. (A basis point is one one-hundredth of a percentage point.)
Significant sales included positions in online travel company MakeMyTrip Limited, global payment processor EVO Payments and specialty retailer Leslie’s. MakeMyTrip shares performed well on a relative basis due to strong pent-up travel demand. We sold the Portfolio’s position based on concerns that recent positive trends may not persist in the face of ongoing competitive pressures. EVO Payments was eliminated from the Portfolio when the company was acquired. Leslie’s reported disappointing results, prompting us to question management’s execution and raising the possibility of a meaningful industry change. As a result, we sold the Portfolio’s position.
How did the Portfolio’s sector weightings change during the reporting period?
SBH
The portion of the Portfolio subadvised by SBH saw its largest sector increases relative to the Index in the energy and financials sectors. The most significant decreases relative to the Index occurred in information technology and consumer discretionary. Changes in relative weightings were a function of stock-specific considerations.
Brown Advisory
Relative to the Index, the portion of the Portfolio subadvised by Brown Advisory further increased the magnitude of its overweight exposure to the communication services sector, partly due to solid individual stock performance. The Portfolio’s financials sector weighting also increased, reducing the scale of its underweight relative to the Index. Conversely, the Portfolio’s weighting in the consumer discretionary sector decreased relative to the Index. We expect the Portfolio to maintain underweight exposure to the consumer discretionary sector for the foreseeable future, given our cautious view of the consumer’s ability to continue to spend at recent, historically high levels. Exposure to information technology also decreased relative to the Index, although the Portfolio’s absolute weight in the sector increased off its lows with the addition of new holdings.
How was the Portfolio positioned at the end of the reporting period?
SBH
As of December 31, 2023, the portion of the Portfolio subadvised by SBH held overweight exposure, relative to the Index, primarily in the financials and industrials sectors, and underweight exposure primarily in consumer discretionary and consumer staples.
Brown Advisory
As of December 31, 2023, the portion of the Portfolio subadvised by Brown Advisory held overweight positions relative to the Index in the health care, communication services and industrials sector. As of the same date, the Portfolio held underweight exposure to the consumer discretionary, information technology and utilities sectors. The Portfolio continues to have no exposure to the utilities sector.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP Small Cap Growth Portfolio

Portfolio of Investments December 31, 2023†^
	Shares	Value
Common Stocks 95.5%
Aerospace & Defense 2.6%
Curtiss-Wright Corp.	10,970	$ 2,444,006
Hexcel Corp.	56,917	4,197,629
Kratos Defense & Security Solutions, Inc. (a)	112,005	2,272,582
Woodward, Inc.	18,708	2,546,720
		11,460,937
Automobile Components 0.1%
XPEL, Inc. (a)	8,922	480,450
Banks 1.3%
Prosperity Bancshares, Inc.	81,224	5,501,302
Biotechnology 5.9%
Alkermes plc (a)	124,066	3,441,591
Ascendis Pharma A/S, ADR (a)	14,341	1,806,249
Blueprint Medicines Corp. (a)	60,974	5,624,242
Karuna Therapeutics, Inc. (a)	10,609	3,357,854
Natera, Inc. (a)	45,819	2,870,102
Neurocrine Biosciences, Inc. (a)	34,464	4,540,977
Vaxcyte, Inc. (a)	51,262	3,219,254
Xencor, Inc. (a)	50,132	1,064,302
		25,924,571
Building Products 3.6%
AAON, Inc.	31,066	2,294,845
AZEK Co., Inc. (The) (a)	151,206	5,783,629
Simpson Manufacturing Co., Inc.	15,617	3,091,854
Trex Co., Inc. (a)	26,377	2,183,752
Zurn Elkay Water Solutions Corp.	92,490	2,720,131
		16,074,211
Capital Markets 3.7%
Evercore, Inc., Class A	11,857	2,028,140
Hamilton Lane, Inc., Class A	44,840	5,086,650
Houlihan Lokey, Inc.	52,538	6,299,832
StepStone Group, Inc., Class A	90,244	2,872,466
		16,287,088
Chemicals 3.7%
Avient Corp.	57,520	2,391,106
HB Fuller Co.	52,851	4,302,600
Innospec, Inc.	27,766	3,421,882
Livent Corp. (a)(b)	114,616	2,060,796
Quaker Chemical Corp.	18,906	4,034,918
		16,211,302
	Shares	Value

Commercial Services & Supplies 6.2%
Casella Waste Systems, Inc., Class A (a)	73,749	$ 6,302,590
Montrose Environmental Group, Inc. (a)	59,379	1,907,847
MSA Safety, Inc.	20,734	3,500,521
Rentokil Initial plc, Sponsored ADR	99,666	2,851,444
Tetra Tech, Inc.	33,876	5,654,921
Waste Connections, Inc.	48,759	7,278,256
		27,495,579
Communications Equipment 0.5%
Infinera Corp. (a)(b)	435,476	2,068,511
Construction & Engineering 1.7%
Ameresco, Inc., Class A (a)(b)	50,047	1,584,988
Comfort Systems USA, Inc.	16,661	3,426,668
Valmont Industries, Inc.	10,762	2,513,035
		7,524,691
Consumer Staples Distribution & Retail 1.1%
Casey's General Stores, Inc.	18,263	5,017,577
Diversified Consumer Services 2.8%
Bright Horizons Family Solutions, Inc. (a)	93,873	8,846,591
Mister Car Wash, Inc. (a)(b)	416,115	3,595,234
		12,441,825
Diversified Telecommunication Services 0.7%
Cogent Communications Holdings, Inc.	42,328	3,219,468
Electrical Equipment 0.7%
Atkore, Inc. (a)	19,181	3,068,960
Electronic Equipment, Instruments & Components 1.8%
Littelfuse, Inc.	10,262	2,745,701
Novanta, Inc. (a)	31,564	5,315,693
		8,061,394
Energy Equipment & Services 2.9%
Cactus, Inc., Class A	107,108	4,862,703
ChampionX Corp.	144,236	4,213,133
TechnipFMC plc	189,683	3,820,216
		12,896,052
Entertainment 0.5%
Take-Two Interactive Software, Inc. (a)	14,357	2,310,759
Financial Services 0.8%
WEX, Inc. (a)	17,650	3,433,808

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2023†^ (continued)
	Shares	Value
Common Stocks (continued)
Food Products 1.0%
Simply Good Foods Co. (The) (a)	115,429	$ 4,570,988
Ground Transportation 0.9%
Knight-Swift Transportation Holdings, Inc.	16,955	977,456
Saia, Inc. (a)	6,834	2,994,795
		3,972,251
Health Care Equipment & Supplies 5.8%
CONMED Corp.	24,868	2,723,295
Establishment Labs Holdings, Inc. (a)(b)	76,353	1,976,779
Glaukos Corp. (a)	28,207	2,242,174
Globus Medical, Inc., Class A (a)	35,338	1,883,162
Inari Medical, Inc. (a)	87,591	5,686,408
Integra LifeSciences Holdings Corp. (a)	40,337	1,756,676
Lantheus Holdings, Inc. (a)	41,252	2,557,624
OrthoPediatrics Corp. (a)	52,493	1,706,547
SI-BONE, Inc. (a)	131,917	2,768,938
TransMedics Group, Inc. (a)	29,963	2,364,980
		25,666,583
Health Care Providers & Services 7.1%
Accolade, Inc. (a)	188,512	2,264,029
Addus HomeCare Corp. (a)	33,546	3,114,746
agilon health, Inc. (a)	134,770	1,691,363
Alignment Healthcare, Inc. (a)	116,860	1,006,165
Encompass Health Corp.	55,278	3,688,148
Ensign Group, Inc. (The)	42,025	4,715,625
HealthEquity, Inc. (a)	51,672	3,425,854
LifeStance Health Group, Inc. (a)(b)	147,974	1,158,636
NeoGenomics, Inc. (a)	290,298	4,697,022
Option Care Health, Inc. (a)	95,264	3,209,444
Surgery Partners, Inc. (a)(b)	81,544	2,608,593
		31,579,625
Health Care Technology 0.9%
Definitive Healthcare Corp. (a)	122,760	1,220,234
Phreesia, Inc. (a)	123,979	2,870,114
		4,090,348
Hotels, Restaurants & Leisure 2.9%
Choice Hotels International, Inc. (b)	5,047	571,825
Churchill Downs, Inc.	48,642	6,563,265
First Watch Restaurant Group, Inc. (a)	38,169	767,197
Shake Shack, Inc., Class A (a)	23,603	1,749,454
Texas Roadhouse, Inc.	24,646	3,012,481
		12,664,222
	Shares	Value

Household Durables 0.8%
TopBuild Corp. (a)	7,073	$ 2,647,141
Vizio Holding Corp., Class A (a)	130,650	1,006,005
		3,653,146
Industrial REITs 2.3%
Americold Realty Trust, Inc.	87,533	2,649,624
EastGroup Properties, Inc.	20,248	3,716,318
Terreno Realty Corp.	61,680	3,865,485
		10,231,427
Insurance 1.6%
Goosehead Insurance, Inc., Class A (a)	26,831	2,033,790
Kinsale Capital Group, Inc.	7,810	2,615,647
Selective Insurance Group, Inc.	24,348	2,422,139
		7,071,576
Interactive Media & Services 1.2%
Pinterest, Inc., Class A (a)	140,074	5,188,341
IT Services 1.6%
Endava plc, Sponsored ADR (a)	47,421	3,691,725
Globant SA (a)	14,682	3,494,022
		7,185,747
Leisure Products 0.2%
Clarus Corp. (b)	151,928	1,047,544
Life Sciences Tools & Services 2.6%
Azenta, Inc. (a)	34,477	2,245,832
Bio-Techne Corp.	22,876	1,765,112
Bruker Corp.	52,583	3,863,799
Medpace Holdings, Inc. (a)	12,465	3,820,896
		11,695,639
Machinery 2.3%
Enpro, Inc.	5,613	879,782
IDEX Corp.	5,529	1,200,401
John Bean Technologies Corp.	52,772	5,248,176
Mueller Water Products, Inc., Class A	106,813	1,538,107
SPX Technologies, Inc. (a)	10,912	1,102,221
		9,968,687
Media 0.8%
New York Times Co. (The), Class A	74,352	3,642,504
Metals & Mining 0.4%
Materion Corp.	13,267	1,726,435

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Small Cap Growth Portfolio

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels 1.4%
Matador Resources Co.	63,057	$ 3,585,421
Range Resources Corp.	77,550	2,360,622
		5,946,043
Personal Care Products 0.7%
BellRing Brands, Inc. (a)	56,862	3,151,861
Pharmaceuticals 0.1%
Arvinas, Inc. (a)	8,788	361,714
Professional Services 1.5%
CBIZ, Inc. (a)	40,763	2,551,356
FTI Consulting, Inc. (a)	16,182	3,222,645
Genpact Ltd.	29,752	1,032,692
		6,806,693
Real Estate Management & Development 0.3%
DigitalBridge Group, Inc.	76,031	1,333,584
Semiconductors & Semiconductor Equipment 6.1%
Credo Technology Group Holding Ltd. (a)	116,143	2,261,304
Entegris, Inc.	35,971	4,310,045
Lattice Semiconductor Corp. (a)	23,757	1,638,995
MACOM Technology Solutions Holdings, Inc. (a)	33,896	3,150,633
Onto Innovation, Inc. (a)	22,775	3,482,298
PDF Solutions, Inc. (a)	39,250	1,261,495
Power Integrations, Inc.	59,950	4,922,495
Rambus, Inc. (a)	42,904	2,928,198
SiTime Corp. (a)	24,090	2,940,907
		26,896,370
Software 10.4%
Bentley Systems, Inc., Class B	33,728	1,759,927
BlackLine, Inc. (a)	101,570	6,342,031
Box, Inc., Class A (a)	124,733	3,194,412
CCC Intelligent Solutions Holdings, Inc. (a)	318,447	3,627,111
Clear Secure, Inc., Class A	100,983	2,085,299
Clearwater Analytics Holdings, Inc., Class A (a)	90,856	1,819,846
Descartes Systems Group, Inc. (The) (a)	42,637	3,584,066
Dynatrace, Inc. (a)	72,438	3,961,634
Envestnet, Inc. (a)	34,307	1,698,883
Guidewire Software, Inc. (a)	17,807	1,941,675
Procore Technologies, Inc. (a)	19,040	1,317,949
PROS Holdings, Inc. (a)	86,753	3,365,149
	Shares	Value

Software (continued)
Sprout Social, Inc., Class A (a)(b)	58,371	$ 3,586,314
Workiva, Inc. (a)	77,937	7,912,944
		46,197,240
Specialty Retail 0.6%
Boot Barn Holdings, Inc. (a)	36,147	2,774,644
Trading Companies & Distributors 1.4%
SiteOne Landscape Supply, Inc. (a)	37,243	6,051,987
Total Common Stocks (Cost $366,992,268)		422,953,684
Exchange-Traded Fund 1.0%
SPDR S&P Biotech ETF (b)	51,897	4,633,883
Total Exchange-Traded Fund (Cost $4,186,124)		4,633,883
Short-Term Investments 6.1%
Affiliated Investment Company 3.8%
MainStay U.S. Government Liquidity Fund, 5.235% (c)	16,935,730	16,935,730
Unaffiliated Investment Companies 2.3%
BlackRock Liquidity FedFund, 5.374% (c)(d)	1,933,262	1,933,262
Dreyfus Treasury Obligations Cash Management Fund, 5.40% (c)(d)	3,396,734	3,396,734
Fidelity Government Portfolio, 5.358% (c)(d)	1,002,660	1,002,660
Invesco Government & Agency Portfolio, 5.361% (c)(d)	3,545,371	3,545,371
		9,878,027
Total Short-Term Investments (Cost $26,813,757)		26,813,757
Total Investments (Cost $397,992,149)	102.6%	454,401,324
Other Assets, Less Liabilities	(2.6)	(11,548,287)
Net Assets	100.0%	$ 442,853,037

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2023†^ (continued)
(b)	All or a portion of this security was held on loan. As of December 31, 2023, the aggregate market value of securities on loan was $15,814,638; the total market value of collateral held by the Portfolio was $16,689,470. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $6,811,443. The Portfolio received cash collateral with a value of $9,878,027. (See Note 2(G))
(c)	Current yield as of December 31, 2023.
(d)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 23,456	$ 128,436	$ (134,956)	$ —	$ —	$ 16,936	$ 1,020	$ —	16,936
Abbreviation(s):
ADR—American Depositary Receipt
ETF—Exchange-Traded Fund
REIT—Real Estate Investment Trust
SPDR—Standard & Poor’s Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 422,953,684	$ —	$ —	$ 422,953,684
Exchange-Traded Fund	4,633,883	—	—	4,633,883
Short-Term Investments
Affiliated Investment Company	16,935,730	—	—	16,935,730
Unaffiliated Investment Companies	9,878,027	—	—	9,878,027
Total Short-Term Investments	26,813,757	—	—	26,813,757
Total Investments in Securities	$ 454,401,324	$ —	$ —	$ 454,401,324

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Small Cap Growth Portfolio

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $381,056,419) including securities on loan of $15,814,638	$437,465,594
Investment in affiliated investment companies, at value (identified cost $16,935,730)	16,935,730
Receivables:
Dividends	282,990
Portfolio shares sold	117,303
Securities lending	4,835
Other assets	2,625
Total assets	454,809,077
Liabilities
Cash collateral received for securities on loan	9,878,027
Payables:
Investment securities purchased	1,491,274
Manager (See Note 3)	297,676
Portfolio shares redeemed	221,010
Professional fees	28,385
NYLIFE Distributors (See Note 3)	28,080
Custodian	10,194
Shareholder communication	986
Accrued expenses	408
Total liabilities	11,956,040
Net assets	$442,853,037
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 41,801
Additional paid-in-capital	389,495,226
389,537,027
Total distributable earnings (loss)	53,316,010
Net assets	$442,853,037
Initial Class
Net assets applicable to outstanding shares	$308,539,665
Shares of beneficial interest outstanding	28,625,221
Net asset value per share outstanding	$ 10.78
Service Class
Net assets applicable to outstanding shares	$134,313,372
Shares of beneficial interest outstanding	13,175,395
Net asset value per share outstanding	$ 10.19

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $29,091)	$ 2,015,071
Dividends-affiliated	1,020,361
Securities lending, net	113,681
Total income	3,149,113
Expenses
Manager (See Note 3)	3,502,425
Distribution/Service—Service Class (See Note 3)	310,590
Professional fees	82,902
Custodian	24,479
Trustees	11,199
Shareholder communication	6,877
Miscellaneous	7,953
Total expenses	3,946,425
Net investment income (loss)	(797,312)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(1,715,872)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	65,684,810
Net realized and unrealized gain (loss)	63,968,938
Net increase (decrease) in net assets resulting from operations	$63,171,626
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Small Cap Growth Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (797,312)	$ (2,042,122)
Net realized gain (loss)	(1,715,872)	964,390
Net change in unrealized appreciation (depreciation)	65,684,810	(151,607,563)
Net increase (decrease) in net assets resulting from operations	63,171,626	(152,685,295)
Distributions to shareholders:
Initial Class	(1,034,891)	(82,864,939)
Service Class	(486,364)	(32,444,804)
Total distributions to shareholders	(1,521,255)	(115,309,743)
Capital share transactions:
Net proceeds from sales of shares	43,230,420	85,439,744
Net asset value of shares issued to shareholders in reinvestment of distributions	1,521,255	115,309,743
Cost of shares redeemed	(100,715,035)	(64,467,524)
Increase (decrease) in net assets derived from capital share transactions	(55,963,360)	136,281,963
Net increase (decrease) in net assets	5,687,011	(131,713,075)
Net Assets
Beginning of year	437,166,026	568,879,101
End of year	$ 442,853,037	$ 437,166,026
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 9.37	$ 17.53	$ 18.16	$ 13.31	$ 12.20
Net investment income (loss) (a)	(0.01)	(0.05)	(0.11)	(0.06)	(0.06)
Net realized and unrealized gain (loss)	1.46	(4.74)	1.98	5.36	2.96
Total from investment operations	1.45	(4.79)	1.87	5.30	2.90
Less distributions:
From net realized gain on investments	(0.04)	(3.37)	(2.50)	(0.45)	(1.79)
Net asset value at end of year	$ 10.78	$ 9.37	$ 17.53	$ 18.16	$ 13.31
Total investment return (b)	15.51%	(26.49)%	10.31%	40.48%	25.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.11)%	(0.37)%	(0.56)%	(0.41)%	(0.41)%
Net expenses (c)	0.84%	0.85%	0.84%(d)	0.85%(d)	0.85%
Portfolio turnover rate	26%	39%	32%	101%	46%
Net assets at end of year (in 000's)	$ 308,540	$ 320,091	$ 395,321	$ 422,200	$ 332,474

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

	Year Ended December 31,
Service Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.88	$ 16.91	$ 17.64	$ 12.97	$ 11.96
Net investment income (loss) (a)	(0.03)	(0.08)	(0.15)	(0.09)	(0.09)
Net realized and unrealized gain (loss)	1.38	(4.58)	1.92	5.21	2.89
Total from investment operations	1.35	(4.66)	1.77	5.12	2.80
Less distributions:
From net realized gain on investments	(0.04)	(3.37)	(2.50)	(0.45)	(1.79)
Net asset value at end of year	$ 10.19	$ 8.88	$ 16.91	$ 17.64	$ 12.97
Total investment return (b)	15.22%	(26.67)%	10.03%	40.13%	25.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.36)%	(0.63)%	(0.81)%	(0.66)%	(0.65)%
Net expenses (c)	1.09%	1.10%	1.09%(d)	1.10%(d)	1.10%
Portfolio turnover rate	26%	39%	32%	101%	46%
Net assets at end of year (in 000's)	$ 134,313	$ 117,075	$ 173,558	$ 154,543	$ 125,306

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Small Cap Growth Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Small Cap Growth Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

19

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value.
Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds  (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in

20	MainStay VP Small Cap Growth Portfolio

60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash
21

Notes to Financial Statements (continued)
collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(H) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio's subadvisors are Segall Bryant & Hamill, LLC ("SBH" or a "Subadvisor") and Brown Advisory LLC ("Brown Advisory" or a "Subadvisor", and together, with SBH, the "subadvisors'), the Portfolio's subadvisors. SBH, a registered investment adviser, serves as a Subadvisor to the Portfolio, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and SBH. Brown Advisory, a registered investment adviser, serves as a Subadvisor to the Portfolio, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Brown Advisory. Each Subadvisor is responsible for managing a portion of the Portfolio’s assets, as designated by the Manager from time to time. New York Life Investments pays for the services of the Subadvisors.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.81% up to $1 billion; and 0.785% in excess of
$1 billion. During the year ended December 31, 2023, the effective management fee rate was 0.81% of the Portfolio's average daily net assets.
During the year ended December 31, 2023, New York Life Investments earned fees from the Portfolio in the amount of $3,502,425 and paid SBH and Brown Advisory fees of $865,468 and $904,754, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$398,972,262	$76,770,005	$(21,340,943)	$55,429,062

22	MainStay VP Small Cap Growth Portfolio

As of December 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(2,156,677)	$43,625	$55,429,062	$53,316,010
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2023 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$667,078	$(667,078)
The reclassifications for the Portfolio are primarily due to net operating losses.
As of December 31, 2023, for federal income tax purposes, capital loss carryforwards of $2,156,677, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,849	$307
During the years ended December 31, 2023 and December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$ —	$ 42,583,224
Long-Term Capital Gains	1,521,255	72,726,519
Total	$1,521,255	$115,309,743
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2023, purchases and sales of securities, other than short-term securities, were $105,415 and $153,381, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2023 and December 31, 2022, were as follows:
23

Notes to Financial Statements (continued)
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	2,438,021	$ 23,880,849
Shares issued to shareholders in reinvestment of distributions	108,664	1,034,891
Shares redeemed	(8,091,566)	(80,734,142)
Net increase (decrease)	(5,544,881)	$ (55,818,402)
Year ended December 31, 2022:
Shares sold	5,141,939	$ 68,272,969
Shares issued to shareholders in reinvestment of distributions	9,244,708	82,864,939
Shares redeemed	(2,767,030)	(36,485,974)
Net increase (decrease)	11,619,617	$114,651,934

Service Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	2,040,248	$ 19,349,571
Shares issued to shareholders in reinvestment of distributions	53,966	486,364
Shares redeemed	(2,097,356)	(19,980,893)
Net increase (decrease)	(3,142)	$ (144,958)
Year ended December 31, 2022:
Shares sold	1,328,818	$ 17,166,775
Shares issued to shareholders in reinvestment of distributions	3,814,702	32,444,804
Shares redeemed	(2,227,095)	(27,981,550)
Net increase (decrease)	2,916,425	$ 21,630,029
Note 10–Other Matters
As of the date of this report, the Portfolio faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Portfolio's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
24	MainStay VP Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP Small Cap Growth Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Small Cap Growth Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2024
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
25

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Small Cap Growth Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of Segall Bryant & Hamill, LLC (“Segall”) and Brown Advisory LLC (“Brown Advisory”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments, Segall and Brown Advisory in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments, Segall and Brown Advisory in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, Segall and/or Brown Advisory that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually,
Segall and Brown Advisory personnel. In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments, Segall and Brown Advisory; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments, Segall and Brown Advisory; (iii) the costs of the services provided, and profits realized, by New York Life Investments, Segall and Brown Advisory with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With

26	MainStay VP Small Cap Growth Portfolio

respect to the Subadvisory Agreements, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreements.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments, Segall and Brown Advisory. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments, Segall and Brown Advisory resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have invested in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments, Segall and Brown Advisory
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by Segall and Brown Advisory, evaluating the performance of Segall and Brown Advisory, making recommendations to the Board as to whether the Subadvisory Agreements should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of Segall and Brown Advisory and ongoing analysis of, and interactions with, Segall and Brown Advisory with respect to, among other things, the Portfolio’s investment performance and risks as well as Segall’s and Brown Advisory’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Segall and Brown Advisory provide to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated Segall’s and Brown Advisory’s experience and performance in serving as subadvisors to the Portfolio and advising other portfolios and Segall’s and Brown Advisory’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at Segall and Brown Advisory. The Board considered New York Life Investments’, Segall’s and Brown Advisory’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments, Segall and Brown Advisory and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Portfolio. The Board also considered Segall’s and Brown Advisory’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments, Segall and Brown Advisory regarding their respective business continuity and disaster recovery plans.
27

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited) (continued)
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between representatives of Segall and Brown Advisory and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments, Segall and Brown Advisory
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profitability of New York Life Investments and its affiliates and Segall and Brown Advisory due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds. With respect to the profitability of Segall’s and Brown Advisory’s relationships with the Portfolio, the Board considered information from New York Life Investments that Segall’s and Brown Advisory’s subadvisory fees reflected an arm’s-length negotiation and that these fees are paid by New York Life Investments, not the Portfolio, and the relevance of Segall’s and Brown Advisory’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments, Segall and Brown Advisory, and profitability of New York Life Investments and its affiliates, Segall and Brown Advisory due to their relationships with the Portfolio, the Board considered, among other factors, New York Life Investments’ and its affiliates’, Segall’s and Brown Advisory’s continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board also considered the financial resources of New York Life Investments, Segall and Brown Advisory and acknowledged that New York Life Investments, Segall and Brown Advisory must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, Segall and Brown Advisory to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, Segall and Brown Advisory and their affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Segall and Brown Advisory from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Segall and Brown Advisory in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Segall and Brown Advisory and its affiliates and New York Life Investments and its affiliates that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreements. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for

28	MainStay VP Small Cap Growth Portfolio

and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor, and insurance companies affiliated with New York Life Investments would be entitled to receive fees from the Portfolio under a distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to Segall and Brown Advisory and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to Segall and Brown Advisory, the Board considered that any profits realized by Segall and Brown Advisory due to their relationships with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and each of Segall and Brown Advisory, acknowledging that any such profits are based on the subadvisory fees paid to Segall and Brown Advisory by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. With respect to the management fee and subadvisory fees, the Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fees paid to Segall and Brown Advisory are paid by New York
Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments, Segall and Brown Advisory on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedules for the Portfolio as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Portfolio and whether the Portfolio’s management fee and expense structure permits any economies of scale to be appropriately shared with the Portfolio’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited) (continued)
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Portfolio’s shareholders through the Portfolio’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
30	MainStay VP Small Cap Growth Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
31

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay VP Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay Funds: Trustee since 2023 (11 Funds)
MainStay Funds Trust: Trustee since 2023 (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
32	MainStay VP Small Cap Growth Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay VP Funds Trust: Chair since 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC since 1990	81	MainStay Funds: Chair since January 2017 and Trustee since 2007 (11 Funds); MainStay Funds Trust: Chair since January 2017 and Trustee since 1990 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay Funds: Trustee since 2006 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
34	MainStay VP Small Cap Growth Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015 to 2016); Managing Director, Product Development (from 2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
35

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP Natural Resources Portfolio
MainStay VP PineStone International Equity Portfolio1
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio2
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
PineStone Asset Management Inc.
Montreal, Québec
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to August 28, 2023, the Portfolio's name was MainStay VP MacKay International Equity Portfolio.
2.	Effective on or about May 1, 2024, the MainStay VP MacKay Government Portfolio will be renamed the MainStay VP U.S. Infrastructure Bond Portfolio.
Not part of the Annual Report

2023 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2024 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015523	MSVPESCG11-02/24
(NYLIAC) NI515

MainStay VP PineStone International Equity Portfolio
(formerly known as MainStay VP MacKay International Equity Portfolio)

Message from the President and Annual Report
December 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit our website.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Against a backdrop of easing inflationary pressures and continued economic growth, stocks and bonds generally gained ground during the 12-month period ended December 31, 2023, despite high levels of volatility and sharp disparities between the performance of the different market sectors.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation, interest rate, and economic growth trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 6.4% in January, and 3.4% in December 2023. At the same time, the Fed increased the benchmark federal funds rate from 4.25%–4.50% at the beginning of reporting period, to 5.25%–5.50% as of the end of 2023. Despite the increasing cost of capital and tighter lending environment that resulted from rising rates, economic growth remained surprisingly robust, bolstered by high levels of consumer spending, low levels of unemployment and better-than-expected corporate earnings. With the pace of rate increases slowing from the prior year, investors began hoping for an early shift to a looser monetary policy, with stock prices and bond yields reacting as economic data and statements from the Fed either reinforced or undercut those hopes. Following months of hawkish rhetoric, the Fed finally reversed its stance in December 2023, signaling a positive economic outlook with little chance of a recession and a likelihood of rate cuts in 2024.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced strong gains during the reporting period-– recovering all its losses from 2022 and approached new record territory. A preponderance of the Index’s gains were generated by a relatively small number of mega-cap stocks in the information technology, communication services and consumer discretionary sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened during the closing weeks of the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced generally positive returns, bolstered by attractive and relatively stable yields. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield. Corporate bond prices trended moderately higher, generally outperforming government securities. After years of low yields and tight credit spreads, the corporate sector benefited from more attractive valuations and income opportunities. Among corporates, markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. International bond markets produced mixed returns, with emerging-markets issues advancing over their developed-markets counterparts.
The market volatility of recent years reminds us of the constant need for experienced and steadfast portfolio management in the face of uncertainty. New York Life Investments remains dedicated to providing you, as a valued MainStay VP investor, with the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	5/1/1995	4.27%	5.36%	4.11%	0.86%
Service Class Shares	6/5/2003	4.01	5.10	3.85	1.11

1.	Effective August 28, 2023, the Portfolio replaced its subadvisor, changed its investment objective and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisor and principal investment strategies.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
MSCI EAFE® Index (Net)[1]	18.24%	8.16%	4.28%
MSCI ACWI® ex USA Index (Net)[2]	15.62	7.08	3.83
Morningstar Foreign Large Growth Category Average[3]	16.18	8.42	5.02

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Portfolio has selected the MSCI EAFE® Index (Net) as a replacement for the MSCI ACWI® (All Country World Index) ex USA Index (Net) because it believes that the MSCI EAFE® Index (Net) is more reflective of its principal investment strategies. The MSCI EAFE® Index (Net) is the Portfolio's primary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
2.	Prior to August 28, 2023, the MSCI ACWI® (All Country World Index) ex USA Index (Net) was the Portfolio's primary benchmark. The MSCI ACWI® ex USA Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S.
3.	The Morningstar Foreign Large Growth Category Average is representative of funds that focus on high-priced growth stocks, mainly outside of the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These funds primarily invest in stocks that have market caps in the top 70% of each economically integrated market and will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP PineStone International Equity Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$986.90	$4.51	$1,020.67	$4.58	0.90%
Service Class Shares	$1,000.00	$985.60	$5.76	$1,019.41	$5.85	1.15%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP PineStone International Equity Portfolio

Country Composition as of December 31, 2023 (Unaudited)
United Kingdom	25.0%
France	16.2
United States	12.7
Switzerland	10.9
Japan	7.2
Denmark	6.7
Taiwan	5.8
Germany	4.4
Netherlands	3.6%
Canada	3.2
India	2.2
Australia	2.0
Other Assets, Less Liabilities	0.1
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2023 (excluding short-term investments) (Unaudited)
1.	Novo Nordisk A/S, Class B
2.	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR
3.	Nestle SA (Registered)
4.	London Stock Exchange Group plc
5.	LVMH Moet Hennessy Louis Vuitton SE
6.	InterContinental Hotels Group plc
7.	Air Liquide SA
8.	EssilorLuxottica SA
9.	L'Oreal SA
10.	ASML Holding NV

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of Carlos Garcia-Tunon, CFA, Ian Murdoch, CFA, and Lawrence Rosenberg, CFA, of MacKay Shields LLC, the Portfolio’s former Subadvisor, and Nadim Rizk, CFA, and Andrew Chan of PineStone Asset Management Inc. (“PineStone”), the Portfolio’s current Subadvisor.
How did MainStay VP PineStone International Equity Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2023?
For the 12 months ended December 31, 2023, MainStay VP PineStone International Equity Portfolio returned 4.27% for Initial Class shares and 4.01% for Service Class shares. Over the same period, both share classes underperformed the 18.24% return of the MSCI EAFE® Index (Net), which is the Portfolio’s primary benchmark, and the 15.62% return of the MSCI® ACWI ex USA Index (Net), which is the Portfolio's former primary benchmark. For the 12 months ended December 31, 2023, both share classes also underperformed the 16.18% return of the Morningstar Foreign Large Growth Category Average.1
Were there any changes to the Portfolio during the reporting period?
At a meeting held on May 2, 2023, the Board of Trustees of MainStay VP Funds Trust considered and approved, among other related proposals: (i) appointing PineStone Asset Management Inc. as the Portfolio’s subadvisor, and the related subadvisory agreement; (ii) changing the Portfolio’s name and reducing its management fee; (iii) changing the Portfolio’s investment objective; (iv) changing the Portfolio’s primary benchmark; and (v) modifying the Portfolio's principal investment strategies and investment process. For more information on these and other changes refer to the supplement dated May 9, 2023.
Effective August 28, 2023, the MainStay VP MacKay International Equity Portfolio was renamed the MainStay VP PineStone International Equity Portfolio and the other changes relating to that change also took place.
In the process of implementing the new principal investment strategies and investment process, the Portfolio may have experienced a high level of portfolio turnover. Also, during this transition period, the Portfolio may not have been pursuing its investment objective or may not have been managed consistent with its investment strategies as stated in the Prospectus. This may have impacted the Portfolio’s performance.
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
MacKay Shields
The market events that likely impacted the Portfolio’s performance most during the time MacKay Shields managed the Portfolio included the stickiness of inflationary pressures and the sharp rise in interest rates that followed. These trends put cost pressures on many companies, raised borrowing costs and impacted the valuations of many securities—especially the type of long-duration growth equities in which the Portfolio invests.
PineStone
There were no market events impacting performance or liquidity during the period that PineStone managed the Portfolio.
What factors affected the Portfolio’s relative performance during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Portfolio, observed through a multi-factor attribution lens, negative contributions from stock selection primarily drove the Portfolio’s underperformance relative to the MSCI ACWI® ex USA Index (Net)—which was the Portfolio’s primary benchmark during the time MacKay managed the Portfolio—followed by a negative effect from country allocation. (Contributions take weightings and total returns into account.) Positive contributions from industry and currency allocation partly offset these negative effects.
PineStone
During the time PineStone managed the Portfolio, security selection largely drove underperformance relative to the MSCI EAFE® Index (Net).
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
MacKay Shields
During the time MacKay Shields managed the Portfolio, the strongest positive contributions to performance relative to the MSCI ACWI® ex USA Index (Net) came from the health care and communication services sectors. During the same period, the industrials, materials and consumer discretionary sectors provided the weakest contributions to relative performance.
PineStone
During the time PineStone managed the Portfolio, the strongest positive contributions to performance relative to the MSCI EAFE® Index (Net) came from the industrials, health care and energy sectors. Not owning any positions in the lagging energy sector contributed positively as well. During the same period, the consumer staples, materials and financials sectors were the most significant detractors from relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
MacKay Shields
During the time MacKay Shields managed the Portfolio, the top

1.	See "Investment and Performance Comparison" for more information on benchmark and peer group returns.
8	MainStay VP PineStone International Equity Portfolio

contributors to the Portfolio's absolute performance included positions in Irish clinical research outsourcer ICON, Swiss contract development and manufacturing organization Lonza, and Dutch payment solutions provider Adyen. Shares in ICON and Lonza benefited from both companies’ strong financial results, validating the relative resilience of their business models against a challenging economic backdrop. Adyen shares outperformed after investor sentiment regarding certain high-growth stocks appeared to trough, leading to a period of multiple expansion.
The most significant detractors from absolute performance during the same period were French customer relationship management services firm Teleperformance, French pharmaceutical and laboratory equipment supplier Sartorius Stedim Biotech, and Japanese outsourced corporate benefits provider Benefit One. Teleperformance shares suffered a loss of investor confidence following news of labor complaints in the company’s Colombia operation, as well as concerns about the potential impact of artificial intelligence (“AI”) on its business model. Sartorius Stedim Biotech and Benefit One shares underperformed due to the companies’ disappointing financial results or reductions to near-term financial guidance from management.
PineStone
During the time PineStone managed the Portfolio, the leading contributors to the Portfolio’s absolute performance included positions in the UK-based leading hospitality company InterContinental Hotels Group, Denmark-based pharmaceutical giant Novo Nordisk, and the UK-based financials and data business, London Stock Exchange Group (LSEG). Shares in InterContinental benefited from the company’s strong financial results and increased occupancy across its hotels globally. The company continues to focus on new builds, converting existing hotel brands and its loyalty program, among other items. Shares in Novo Nordisk benefited from mainstream adoption of the company’s obesity/weight-loss and diabetes drugs. Studies revealed that Novo Nordisk’s weight loss drugs may materially reduce patients’ risks of cardiovascular disease. London Stock Exchange shares benefited from increased market appreciation for the company’s integration of Refinitiv, a financial market data and infrastructure provider acquired by LSEG in 2021. Additionally, with what we believe are strong assets across data, trade execution and other areas, the business was seen as well positioned to offer increasingly more value-added services to clients.
The most significant detractors from absolute performance during the same period were UK-based alcohol manufacturer Diageo, Swiss multinational food and drink conglomerate Nestlé, and the French luxury goods giant LVMH. Diageo shares underperformed following concerns of North American companies destocking inventories and a negative revision to the outlook for the company’s Latin America segment. Nestlé shares underperformed after the company’s financial results fell short of fairly bullish expectations set by management earlier in 2023. Additionally, IT integration challenges impacted the company’s North American health sciences business. LVMH shares underperformed slightly as the company’s financial results missed lofty expectations. Management cited a slight slowdown in U.S. spending, with aspirational customer demand lower than in prior reporting periods.
Did the Portfolio make any significant purchases or sales during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Portfolio, the most notable purchases included a new position in Spanish travel transaction processor Amadeus IT Group, and additional exposure to French 3D product design software company Dassault Systèmes. The Portfolio’s largest sales during the same period included the full sale of a position in Dutch nutrition, health and beauty solutions provider DSM-Firmenich.
PineStone
During the time PineStone managed the Portfolio, we did not fully exit nor initiate any positions. We did, however, trim the Portfolio’s existing position in Novo Nordisk, described above.
How did the Portfolio’s sector weightings change during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Portfolio, the largest increases in sector exposures relative to the MSCI ACWI® ex USA Index (Net) occurred in the financials and consumer discretionary sectors. Conversely, the most significant decreases in sector exposure were in materials and industrials. However, note that changes to the Global Industry Classification Standard (GICS®) sector structure in March 2023 meaningfully affected these sector weighting changes.
PineStone
During the time PineStone managed the Portfolio, the largest increases in sector exposures relative to the MSCI EAFE® Index (Net) occurred in the industrials and consumer discretionary sectors. Conversely, the most significant decreases in relative sector exposure were in the consumer staples and health care sectors. Sector allocations are residual of our bottom-up stock selection process.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2023, the Portfolio held its largest overweight positions relative to the MSCI EAFE® Index (Net) in the information technology, consumer discretionary and industrials sectors. As of the same date, the Portfolio held its most significantly
9

underweight exposures to the financials, energy and consumer discretionary sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP PineStone International Equity Portfolio

Portfolio of Investments December 31, 2023†^
	Shares	Value
Common Stocks 99.9%
Australia 2.0%
Commonwealth Bank of Australia (Banks)	125,309	$ 9,546,805
Canada 3.2%
Canadian National Railway Co. (Ground Transportation)	120,218	15,102,987
Denmark 6.7%
Novo Nordisk A/S, Class B (Pharmaceuticals)	303,530	31,379,196
France 16.2%
Air Liquide SA (Chemicals)	96,276	18,718,719
EssilorLuxottica SA (Health Care Equipment & Supplies)	91,153	18,274,109
L'Oreal SA (Personal Care Products)	36,367	18,092,403
LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	26,341	21,332,462
		76,417,693
Germany 4.4%
Rational AG (Machinery)	8,974	6,929,840
SAP SE (Software)	90,885	13,994,376
		20,924,216
India 2.2%
HDFC Bank Ltd., ADR (Banks)	151,606	10,174,279
Japan 7.2%
Keyence Corp. (Electronic Equipment, Instruments & Components)	38,400	16,917,787
Shimano, Inc. (Leisure Products)	62,200	9,632,177
Unicharm Corp. (Household Products)	205,600	7,433,680
		33,983,644
Netherlands 3.6%
ASML Holding NV (Semiconductors & Semiconductor Equipment)	22,601	17,008,670
Switzerland 10.9%
Alcon, Inc. (Health Care Equipment & Supplies)	155,838	12,162,423
Cie Financiere Richemont SA (Registered) (Textiles, Apparel & Luxury Goods)	107,443	14,786,906
Geberit AG (Registered) (Building Products)	18,541	11,882,289
Schindler Holding AG (Machinery)	50,442	12,612,749
		51,444,367
Taiwan 5.8%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	264,833	27,542,632
	Shares	Value

United Kingdom 25.0%
Ashtead Group plc (Trading Companies & Distributors)	147,563	$ 10,273,540
Bunzl plc (Trading Companies & Distributors)	242,774	9,871,515
Diageo plc (Beverages)	422,462	15,379,308
Howden Joinery Group plc (Trading Companies & Distributors)	1,151,005	11,936,558
InterContinental Hotels Group plc (Hotels, Restaurants & Leisure)	221,166	19,987,365
Intertek Group plc (Professional Services)	164,116	8,882,227
London Stock Exchange Group plc (Capital Markets)	200,637	23,717,509
Spirax-Sarco Engineering plc (Machinery)	73,514	9,843,670
Unilever plc (Personal Care Products)	161,874	7,836,924
		117,728,616
United States 12.7%
Aon plc, Class A (Insurance)	28,932	8,419,791
Nestle SA (Registered) (Food Products)	230,586	26,733,774
Roche Holding AG (Pharmaceuticals)	28,084	8,164,245
S&P Global, Inc. (Capital Markets)	37,929	16,708,483
		60,026,293
Total Common Stocks (Cost $441,020,297)		471,279,398
Short-Term Investment 0.0% ‡
Affiliated Investment Company 0.0% ‡
United States 0.0% ‡
MainStay U.S. Government Liquidity Fund, 5.235% (a)	83,001	83,001
Total Short-Term Investment (Cost $83,001)		83,001
Total Investments (Cost $441,103,298)	99.9%	471,362,399
Other Assets, Less Liabilities	0.1	586,576
Net Assets	100.0%	$ 471,948,975

†	Percentages indicated are based on Portfolio net assets.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Current yield as of December 31, 2023.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2023†^ (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 872	$ 188,098	$ (188,887)	$ —	$ —	$ 83	$ 129	$ —	83
Abbreviation(s):
ADR—American Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 471,279,398	$ —	$ —	$ 471,279,398
Short-Term Investment
Affiliated Investment Company	83,001	—	—	83,001
Total Investments in Securities	$ 471,362,399	$ —	$ —	$ 471,362,399

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP PineStone International Equity Portfolio

Industry Diversification
	Value	Percent †^
Banks	$ 19,721,084	4.2%
Beverages	15,379,308	3.3
Building Products	11,882,289	2.5
Capital Markets	40,425,992	8.6
Chemicals	18,718,719	4.0
Electronic Equipment, Instruments & Components	16,917,787	3.6
Food Products	26,733,774	5.7
Ground Transportation	15,102,987	3.2
Health Care Equipment & Supplies	30,436,532	6.4
Hotels, Restaurants & Leisure	19,987,365	4.2
Household Products	7,433,680	1.6
Insurance	8,419,791	1.8
Leisure Products	9,632,177	2.0
Machinery	29,386,259	6.2
Personal Care Products	25,929,327	5.5
Pharmaceuticals	39,543,441	8.4
Professional Services	8,882,227	1.9
Semiconductors & Semiconductor Equipment	44,551,302	9.4
Software	13,994,376	3.0
Textiles, Apparel & Luxury Goods	36,119,368	7.6
Trading Companies & Distributors	32,081,613	6.8
	471,279,398	99.9
Short-Term Investment	83,001	0.0‡
Other Assets, Less Liabilities	586,576	0.1
Net Assets	$471,948,975	100.0%

†	Percentages indicated are based on Portfolio net assets.

^	Industry and country classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $441,020,297)	$471,279,398
Investment in affiliated investment companies, at value (identified cost $83,001)	83,001
Cash denominated in foreign currencies (identified cost $503,630)	520,566
Receivables:
Dividends	854,445
Portfolio shares sold	32,924
Other assets	2,681
Total assets	472,773,015
Liabilities
Due to custodian	93
Payables:
Portfolio shares redeemed	386,458
Manager (See Note 3)	313,101
NYLIFE Distributors (See Note 3)	47,329
Professional fees	46,400
Custodian	28,189
Shareholder communication	1,621
Accrued expenses	849
Total liabilities	824,040
Net assets	$471,948,975
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 44,390
Additional paid-in-capital	553,606,906
553,651,296
Total distributable earnings (loss)	(81,702,321)
Net assets	$471,948,975
Initial Class
Net assets applicable to outstanding shares	$244,913,570
Shares of beneficial interest outstanding	22,829,421
Net asset value per share outstanding	$ 10.73
Service Class
Net assets applicable to outstanding shares	$227,035,405
Shares of beneficial interest outstanding	21,560,568
Net asset value per share outstanding	$ 10.53

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP PineStone International Equity Portfolio

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $637,396)	$ 7,069,830
Dividends-affiliated	128,910
Securities lending, net	13,015
Total income	7,211,755
Expenses
Manager (See Note 3)	3,945,900
Distribution/Service—Service Class (See Note 3)	568,429
Professional fees	163,999
Custodian	75,866
Trustees	11,741
Shareholder communication	7,994
Miscellaneous	12,673
Total expenses	4,786,602
Net investment income (loss)	2,425,153
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions(a)	(40,369,908)
Foreign currency transactions	(13,743)
Net realized gain (loss)	(40,383,651)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments(b)	57,978,479
Translation of other assets and liabilities in foreign currencies	92,000
Net change in unrealized appreciation (depreciation)	58,070,479
Net realized and unrealized gain (loss)	17,686,828
Net increase (decrease) in net assets resulting from operations	$ 20,111,981

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $(400,126).
(b)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $301,599.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,425,153	$ (31,905)
Net realized gain (loss)	(40,383,651)	(71,744,140)
Net change in unrealized appreciation (depreciation)	58,070,479	(85,428,146)
Net increase (decrease) in net assets resulting from operations	20,111,981	(157,204,191)
Distributions to shareholders:
Initial Class	—	(42,204,462)
Service Class	—	(47,989,156)
Total distributions to shareholders	—	(90,193,618)
Capital share transactions:
Net proceeds from sales of shares	114,523,839	56,783,387
Net asset value of shares issued to shareholders in reinvestment of distributions	—	90,193,618
Cost of shares redeemed	(104,097,981)	(46,049,495)
Increase (decrease) in net assets derived from capital share transactions	10,425,858	100,927,510
Net increase (decrease) in net assets	30,537,839	(146,470,299)
Net Assets
Beginning of year	441,411,136	587,881,435
End of year	$ 471,948,975	$ 441,411,136
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP PineStone International Equity Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 10.29	$ 17.98	$ 18.43	$ 16.21	$ 14.99
Net investment income (loss) (a)	0.07	0.02	0.07	0.03	0.12
Net realized and unrealized gain (loss)	0.37	(5.06)	2.12	3.24	3.31
Total from investment operations	0.44	(5.04)	2.19	3.27	3.43
Less distributions:
From net investment income	—	(0.04)	(0.02)	(0.12)	(0.08)
From net realized gain on investments	—	(2.61)	(2.62)	(0.93)	(2.13)
Total distributions	—	(2.65)	(2.64)	(1.05)	(2.21)
Net asset value at end of year	$ 10.73	$ 10.29	$ 17.98	$ 18.43	$ 16.21
Total investment return (b)	4.28%(c)	(26.45)%	12.24%	20.85%	24.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.65%	0.12%	0.37%	0.16%	0.74%
Net expenses (d)	0.92%	0.95%	0.93%	0.96%	0.96%
Portfolio turnover rate	155%	102%	86%	135%	66%
Net assets at end of year (in 000's)	$ 244,914	$ 205,666	$ 266,747	$ 245,101	$ 209,278

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 10.12	$ 17.75	$ 18.24	$ 16.06	$ 14.86
Net investment income (loss) (a)	0.04	(0.02)	0.02	(0.01)	0.08
Net realized and unrealized gain (loss)	0.37	(5.00)	2.11	3.20	3.28
Total from investment operations	0.41	(5.02)	2.13	3.19	3.36
Less distributions:
From net investment income	—	—	—	(0.08)	(0.03)
From net realized gain on investments	—	(2.61)	(2.62)	(0.93)	(2.13)
Total distributions	—	(2.61)	(2.62)	(1.01)	(2.16)
Net asset value at end of year	$ 10.53	$ 10.12	$ 17.75	$ 18.24	$ 16.06
Total investment return (b)	4.05%(c)	(26.63)%	11.96%	20.54%	24.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.41%	(0.12)%	0.12%	(0.08)%	0.52%
Net expenses (d)	1.17%	1.20%	1.18%	1.21%	1.21%
Portfolio turnover rate	155%	102%	86%	135%	66%
Net assets at end of year (in 000's)	$ 227,035	$ 235,745	$ 321,135	$ 315,244	$ 303,135

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP PineStone International Equity Portfolio (formerly known as MainStay VP MacKay International Equity Portfolio) (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 1995
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio
prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an

18	MainStay VP PineStone International Equity Portfolio

independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance
19

Notes to Financial Statements (continued)
with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

20	MainStay VP PineStone International Equity Portfolio

(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(J) Foreign Securities Risk.  The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection
21

Notes to Financial Statements (continued)
with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio's subadvisor changed effective August 28, 2023, due to the replacement of MacKay Shields LLC ("MacKay Shields") as the Portfolio's subadvisor and the appointment of PineStone Asset Management Inc. ("PineStone" or the "Subadvisor") as the Portfolio's subadvisor. PineStone, a registered investment adviser, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and PineStone, New York Life Investments pays for the services of the Subadvisor.
Effective August 28, 2023, pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of 0.80% of the Portfolio's average daily net assets. Prior to August 28, 2023, pursuant, the Fund paid the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.89% up to $500 million; and 0.85% in excess of $500 million. During the year ended December 31, 2023, the effective management fee rate was 0.86% of the Portfolio's average daily net assets.
During the year ended December 31, 2023, New York Life Investments earned fees from the Portfolio in the amount of $3,945,900 and paid MacKay Shields and PineStone fees in the amount of $1,369,235 and $573,518, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$441,346,884	$36,862,914	$(6,847,399)	$30,015,515
As of December 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$2,011,284	$(113,736,555)	$—	$30,022,950	$(81,702,321)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
As of December 31, 2023, for federal income tax purposes, capital loss carryforwards of $113,736,555, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$63,034	$50,703

22	MainStay VP PineStone International Equity Portfolio

During the years ended December 31, 2023 and December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$—	$46,066,083
Long-Term Capital Gains	—	44,127,535
Total	$—	$90,193,618
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended
December 31, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2023, purchases and sales of securities, other than short-term securities, were $717,011 and $690,647, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2023 and December 31, 2022, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	8,777,135	$ 93,252,336
Shares redeemed	(5,936,901)	(64,239,211)
Net increase (decrease)	2,840,234	$ 29,013,125
Year ended December 31, 2022:
Shares sold	1,923,130	$ 26,627,915
Shares issued to shareholders in reinvestment of distributions	4,555,503	42,204,462
Shares redeemed	(1,322,741)	(16,804,815)
Net increase (decrease)	5,155,892	$ 52,027,562

Service Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	2,128,562	$ 21,271,503
Shares redeemed	(3,852,976)	(39,858,770)
Net increase (decrease)	(1,724,414)	$(18,587,267)
Year ended December 31, 2022:
Shares sold	2,224,777	$ 30,155,472
Shares issued to shareholders in reinvestment of distributions	5,261,219	47,989,156
Shares redeemed	(2,297,584)	(29,244,680)
Net increase (decrease)	5,188,412	$ 48,899,948
Note 10–Other Matters
As of the date of this report, the Portfolio faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Portfolio's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Portfolio's performance.
23

Notes to Financial Statements (continued)
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
24	MainStay VP PineStone International Equity Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP PineStone International Equity Portfolio (formerly known as MainStay VP MacKay International Equity Portfolio)
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP PineStone International Equity Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2024
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
25

Board Consideration and Approval of Management Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay PineStone International Equity Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of the Management Agreement for a one-year period.
In reaching the decision to approve the continuation of the Management Agreement, the Board considered information and materials furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for differences in the Portfolio’s management fee and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of the Management Agreement.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of the Management Agreement reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements.  In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by applicable share classes of the Portfolio, among other information.
In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of the Management Agreement are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments with respect to its relationship with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management fee and total ordinary operating expenses.  Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments.  The Board’s decision with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the Management Agreement in prior years, the advisory agreements for other funds in the

26	MainStay VP PineStone International Equity Portfolio

MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have invested in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that New York Life Investments provides to the Portfolio and considered the terms of the Management Agreement.  The Board evaluated New York Life Investments’ experience and performance in serving as investment adviser to the Portfolio and advising other portfolios and New York Life Investments’ track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at New York Life Investments.  The Board considered New York Life Investments’ overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and acknowledged New York Life Investments’ commitment to further developing and strengthening compliance programs that may relate to the Portfolio.  The Board also considered New York Life Investments’ ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Portfolio.  In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments regarding its business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its and the Board’s Investment Committee’s discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods. In considering the investment performance of the
27

Board Consideration and Approval of Management Agreement (Unaudited) (continued)
Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one-, three-, five- and ten-year periods ended July 31, 2023.  The Board considered its discussions with representatives from New York Life Investments regarding the Portfolio’s investment performance and the Board’s approval of a new subadvisory agreement between New York Life Investments and PineStone Asset Management Inc. with respect to the Portfolio and approval to reposition the Portfolio, effective August 28, 2023.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of the Management Agreement.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments
The Board considered the costs of the services provided under the Management Agreement.  The Board also considered the profitability of New York Life Investments and its affiliates due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments, and profitability of New York Life Investments and its affiliates due to their relationships with the Portfolio, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Portfolio.  The Board also considered the financial resources of New York Life Investments and acknowledged that New York Life Investments must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments to continue to provide high-quality services to the Portfolio.  The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio.  In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts.  The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor, and insurance companies affiliated with New York Life Investments would be entitled to receive fees from the Portfolio under a distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive.
Management Fee and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under the Management Agreement and the Portfolio’s total ordinary operating expenses.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct

28	MainStay VP PineStone International Equity Portfolio

the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Portfolio, if any.  The Board considered the contractual management fee schedule for the Portfolio as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients.  Additionally, the Board considered the impact of voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Portfolio and whether the Portfolio’s management fee and expense structure permits any economies of scale to be appropriately shared with the Portfolio’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio.  The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Portfolio’s shareholders through the Portfolio’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Management Agreement.
29

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
30	MainStay VP PineStone International Equity Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay VP Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay Funds: Trustee since 2023 (11 Funds)
MainStay Funds Trust: Trustee since 2023 (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
31

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay VP Funds Trust: Chair since 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC since 1990	81	MainStay Funds: Chair since January 2017 and Trustee since 2007 (11 Funds); MainStay Funds Trust: Chair since January 2017 and Trustee since 1990 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
32	MainStay VP PineStone International Equity Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay Funds: Trustee since 2006 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015 to 2016); Managing Director, Product Development (from 2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
34	MainStay VP PineStone International Equity Portfolio

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP Natural Resources Portfolio
MainStay VP PineStone International Equity Portfolio1
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio2
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
PineStone Asset Management Inc.
Montreal, Québec
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to August 28, 2023, the Portfolio's name was MainStay VP MacKay International Equity Portfolio.
2.	Effective on or about May 1, 2024, the MainStay VP MacKay Government Portfolio will be renamed the MainStay VP U.S. Infrastructure Bond Portfolio.
Not part of the Annual Report

2023 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2024 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015577	MSVPIE11-02/24
(NYLIAC) NI523

MainStay VP Winslow Large Cap Growth Portfolio

Message from the President and Annual Report
December 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit our website.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Against a backdrop of easing inflationary pressures and continued economic growth, stocks and bonds generally gained ground during the 12-month period ended December 31, 2023, despite high levels of volatility and sharp disparities between the performance of the different market sectors.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation, interest rate, and economic growth trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 6.4% in January, and 3.4% in December 2023. At the same time, the Fed increased the benchmark federal funds rate from 4.25%–4.50% at the beginning of reporting period, to 5.25%–5.50% as of the end of 2023. Despite the increasing cost of capital and tighter lending environment that resulted from rising rates, economic growth remained surprisingly robust, bolstered by high levels of consumer spending, low levels of unemployment and better-than-expected corporate earnings. With the pace of rate increases slowing from the prior year, investors began hoping for an early shift to a looser monetary policy, with stock prices and bond yields reacting as economic data and statements from the Fed either reinforced or undercut those hopes. Following months of hawkish rhetoric, the Fed finally reversed its stance in December 2023, signaling a positive economic outlook with little chance of a recession and a likelihood of rate cuts in 2024.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced strong gains during the reporting period-– recovering all its losses from 2022 and approached new record territory. A preponderance of the Index’s gains were generated by a relatively small number of mega-cap stocks in the information technology, communication services and consumer discretionary sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened during the closing weeks of the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced generally positive returns, bolstered by attractive and relatively stable yields. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield. Corporate bond prices trended moderately higher, generally outperforming government securities. After years of low yields and tight credit spreads, the corporate sector benefited from more attractive valuations and income opportunities. Among corporates, markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. International bond markets produced mixed returns, with emerging-markets issues advancing over their developed-markets counterparts.
The market volatility of recent years reminds us of the constant need for experienced and steadfast portfolio management in the face of uncertainty. New York Life Investments remains dedicated to providing you, as a valued MainStay VP investor, with the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/1/1998	43.05%	17.58%	13.47%	0.75%
Service Class Shares	6/6/2003	42.70	17.29	13.18	1.00

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 1000® Growth Index[1]	42.68%	19.50%	14.86%
S&P 500® Index[2]	26.29	15.69	12.03
Morningstar Large Growth Category Average[3]	36.74	15.74	12.03

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Russell 1000® Growth Index is the Portfolio's primary benchmark. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.
2.	The S&P 500® Index is the Portfolio's secondary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Winslow Large Cap Growth Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,138.80	$3.99	$1,021.47	$3.77	0.74%
Service Class Shares	$1,000.00	$1,137.40	$5.33	$1,020.21	$5.04	0.99%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Winslow Large Cap Growth Portfolio

Industry Composition as of December 31, 2023 (Unaudited)
Software	21.6%
Semiconductors & Semiconductor Equipment	13.2
Interactive Media & Services	9.2
Broadline Retail	6.9
Technology Hardware, Storage & Peripherals	6.4
Health Care Equipment & Supplies	6.3
Hotels, Restaurants & Leisure	5.3
Capital Markets	4.1
Financial Services	4.1
IT Services	2.4
Ground Transportation	2.2
Entertainment	1.9
Health Care Providers & Services	1.8
Biotechnology	1.6
Pharmaceuticals	1.6%
Life Sciences Tools & Services	1.6
Chemicals	1.5
Specialty Retail	1.5
Machinery	1.5
Automobiles	1.4
Consumer Staples Distribution & Retail	1.2
Textiles, Apparel & Luxury Goods	1.2
Energy Equipment & Services	1.0
Short–Term Investment	0.4
Other Assets, Less Liabilities	0.1
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2023 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Amazon.com, Inc.
3.	Apple, Inc.
4.	Alphabet, Inc.
5.	NVIDIA Corp.
6.	Meta Platforms, Inc., Class A
7.	Broadcom, Inc.
8.	Workday, Inc., Class A
9.	ServiceNow, Inc.
10.	Intuitive Surgical, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views ofportfolio managers Justin H. Kelly, CFA, Patrick M. Burton, CFA, and Peter A. Dlugosch of Winslow Capital Management, LLC, the Portfolio’s Subadvisor.
How did MainStay VP Winslow Large Cap Growth Portfolio perform relative to its benchmarks and peers during the 12 months December 31, 2023?
For the 12 months ended December 31, 2023, MainStay VP Winslow Large Cap Growth Portfolio returned 43.05% for Initial Class shares and 42.70% for Service Class shares. Over the same period, both share classes outperformed the 42.68% return of the Russell 1000® Growth Index, which is the Portfolio’s primary benchmark, and the 26.29% return of the S&P 500® Index, which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2023, both share classes also outperformed the 36.74% return of the Morningstar Large Growth Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio outperformed the Russell 1000® Growth Index largely on the strength of underweight exposure to, and favorable stock selection in, the consumer staples and industrials sectors, along with positive stock selection in the information technology sector. Key detractors included allocations and stock selection in the consumer discretionary and materials sectors, as well as overweight exposure to the health care sector.
Strong relative returns reflected the positive impact of our fundamental analysis throughout 2023, culminating with most Portfolio holdings exceeding earnings expectations for the year’s last reported quarter. The only real earnings miss was Tesla, where the Portfolio held an underweight position in anticipation of a potential shortfall. The Portfolio’s positioning in Tesla exemplified our analysis, which signaled lower correlations and fading performance dominance for the so-called “Magnificent 7” (Apple, Microsoft, Alphabet, Amazon.com, NVIDIA, Meta Platforms and Tesla) late in the reporting period. Although we currently own each of these holdings, we do not view them as monolithic and actively weighted each based on their individual interplay of valuation, growth potential and risks.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
The sectors making the strongest positive contributions to the Portfolio’s performance relative to the Russell 1000® Growth Index included consumer staples, industrials and information technology. (Contributions take weightings and total returns into account.) In the consumer staples and industrials sectors, underweight allocation and favorable stock selection drove the
Portfolio’s relative outperformance. In information technology, stock selection drove relative outperformance.
The consumer discretionary, health care and materials sectors provided the weakest contributions to the Portfolio’s relative performance. Allocation effect and stock selection produced the underperformance in consumer discretionary and materials, while overweight exposure to health care detracted.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The leading positive contributors to the Portfolio’s absolute performance during the reporting period included positions in semiconductor maker NVIDIA, productivity software company Microsoft and consumer products company Apple. NVIDIA, the largest contributor to the Portfolio’s absolute performance during the reporting period, reported exceptional earnings as a wide range of customers used the company’s products to leverage generative artificial intelligence (“AI”) in their businesses. Microsoft, the world’s largest software company, delivered strong results as the company benefited from vendor consolidation and its best-in-class product portfolio. Apple, the global leader in smartphones, PC’s, tablets and wearables, was the portfolio’s third strongest absolute contributor, with gains driven by strong operational execution and its significant moat in the smartphone business, which generates more than 50% of the company’s total revenue.
Notable detractors from the Portfolio’s absolute performance during the same period included holdings in health care instrument and supply company Agilent Technologies, health plan provider UnitedHealth Group and agricultural machinery company Deere & Co. We sold the Portfolio’s position in Agilent during the reporting period due to uncertainty regarding estimates for 2024 and beyond, as the breadth and duration of the downturn in demand from key end-markets was difficult to estimate. UnitedHealth Group is both the largest health insurer and the largest provider of health care services in the United States, with services ranging from information technology to outpatient medical treatment. The combination yields a consistent model of high single-digit revenue growth and EPS growth in the low double digits with little macroeconomic sensitivity. Deere, which manufactures agricultural machinery, heavy equipment, forestry machinery, diesel engines, drivetrains used in heavy equipment, and lawn care equipment, was the third most meaningful detractor from the Portfolio’s absolute performance during the

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Winslow Large Cap Growth Portfolio

reporting period. We sold the position on concerns that 2023 could be a near-term peak in the agricultural equipment cycle.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio’s largest purchases included shares in global e-commerce company Amazon.com and Microsoft, described above. Amazon was added back to the Portfolio after materially underperforming in 2022 due to slowing Amazon Web Services growth and poor e-commerce forecasting, leading to an overbuild of the company’s fulfillment network. Microsoft remains a core holding in software, with sustainable double-digit growth driven by continued Azure adoption by enterprises as they move their workloads to the cloud and Office 365. We also believe that generative AI will be a major driver for future growth, as Microsoft is able to offer full-stack solutions to its enterprise customers.
Significant sales included the Portfolio’s positions in internet search company Alphabet and tax preparation and small business accounting software company Intuit. Increasing uncertainty related to Alphabet’s failed AI product demo with Bard (in contrast to Microsoft’s successful rollout of AI-enhanced capabilities within search engine Bing) led us to materially trim the Portfolio’s Alphabet holdings early in the reporting period. With regard to Intuit, data points included in the company’s earnings release led to a lowering of our estimates below street consensus, which prompted our sale of the holding.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period the Portfolio’s sector weightings relative to the Russell 1000® Growth Index underwent shifts due to both structural changes within the Portfolio as well as the reconstitution of the Index. In absolute terms, the Portfolio’s exposure to the health care sector decreased significantly, shifting from a significantly overweight position to a mildly overweight position. Similarly, the Portfolio’s absolute exposure to the consumer staples sector declined from a mildly underweight position to a more significantly underweight position.
During the same period, the Portfolio’s largest increase in absolute exposure occurred in the information technology sector, shifting from underweight exposure to a neutral position. The Portfolio’s absolute position in communication services increased as well, also shifting from an underweight position to neutral weight.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2023, health care and financials represented the Portfolio’s largest overweight position relative to the Russell 1000® Growth Index. The health care sector was dramatically influenced by highly successful introductions of GLP-1 drugs for diabetes and obesity indications, causing investor exuberance and fear during the reporting period. We believe there are particularly compelling opportunities in medical devices that experienced indiscriminate share price declines related to the success of this new class of drugs. Among financials, the Portfolio’s holdings focus on non-balance sheet financials in digital payments, ratings, and data service providers.
Conversely, the Portfolio held relatively underweight exposure to the consumer staples sector, reflecting our belief that the sector continues to be challenged by declining post-pandemic volumes and three years of higher-than-normal price increases. The industrials sector represents a more mildly underweight position.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2023†^
	Shares	Value
Common Stocks 99.5%
Automobiles 1.4%
Tesla, Inc. (a)	85,790	$ 21,317,099
Biotechnology 1.6%
Vertex Pharmaceuticals, Inc. (a)	58,160	23,664,722
Broadline Retail 6.9%
Amazon.com, Inc. (a)	683,950	103,919,363
Capital Markets 4.1%
KKR & Co., Inc.	262,000	21,706,700
Moody's Corp.	43,940	17,161,206
MSCI, Inc.	40,760	23,055,894
		61,923,800
Chemicals 1.5%
Linde plc	57,190	23,488,505
Consumer Staples Distribution & Retail 1.2%
Costco Wholesale Corp.	26,940	17,782,555
Energy Equipment & Services 1.0%
Schlumberger NV	285,400	14,852,216
Entertainment 1.9%
Netflix, Inc. (a)	58,130	28,302,334
Financial Services 4.1%
Mastercard, Inc., Class A	84,840	36,185,108
Visa, Inc., Class A	96,850	25,214,898
		61,400,006
Ground Transportation 2.2%
Uber Technologies, Inc. (a)	237,920	14,648,734
Union Pacific Corp.	77,500	19,035,550
		33,684,284
Health Care Equipment & Supplies 6.3%
Boston Scientific Corp. (a)	325,190	18,799,234
Dexcom, Inc. (a)	146,570	18,187,871
IDEXX Laboratories, Inc. (a)	36,240	20,115,012
Intuitive Surgical, Inc. (a)	114,230	38,536,633
		95,638,750
Health Care Providers & Services 1.8%
UnitedHealth Group, Inc.	50,350	26,507,765
	Shares	Value

Hotels, Restaurants & Leisure 5.3%
Chipotle Mexican Grill, Inc. (a)	15,300	$ 34,990,488
Hilton Worldwide Holdings, Inc.	92,280	16,803,265
McDonald's Corp.	63,750	18,902,513
Starbucks Corp.	91,390	8,774,354
		79,470,620
Interactive Media & Services 9.2%
Alphabet, Inc. (a)
Class A	286,410	40,008,613
Class C	251,050	35,380,476

Meta Platforms, Inc., Class A (a)	181,100	64,102,156
		139,491,245
IT Services 2.4%
Accenture plc, Class A	55,950	19,633,415
Snowflake, Inc., Class A (a)	87,560	17,424,440
		37,057,855
Life Sciences Tools & Services 1.6%
Thermo Fisher Scientific, Inc.	44,400	23,567,076
Machinery 1.5%
Parker-Hannifin Corp.	49,600	22,850,720
Pharmaceuticals 1.6%
Eli Lilly & Co.	40,520	23,619,918
Semiconductors & Semiconductor Equipment 13.2%
Analog Devices, Inc.	81,890	16,260,078
ASML Holding NV (Registered)	45,600	34,515,552
Broadcom, Inc.	42,940	47,931,775
Lam Research Corp.	36,410	28,518,497
NVIDIA Corp.	144,190	71,405,772
		198,631,674
Software 21.6%
Atlassian Corp., Class A (a)	73,640	17,516,010
Microsoft Corp.	453,460	170,519,099
Salesforce, Inc. (a)	144,250	37,957,945
ServiceNow, Inc. (a)	56,270	39,754,192
Synopsys, Inc. (a)	39,190	20,179,323
Workday, Inc., Class A (a)	146,620	40,475,917
		326,402,486
Specialty Retail 1.5%
O'Reilly Automotive, Inc. (a)	24,500	23,276,960

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Winslow Large Cap Growth Portfolio

	Shares	Value
Common Stocks (continued)
Technology Hardware, Storage & Peripherals 6.4%
Apple, Inc.	505,450	$ 97,314,289
Textiles, Apparel & Luxury Goods 1.2%
Lululemon Athletica, Inc. (a)	34,330	17,552,586
Total Common Stocks (Cost $1,128,816,991)		1,501,716,828
Short-Term Investment 0.4%
Affiliated Investment Company 0.4%
MainStay U.S. Government Liquidity Fund, 5.235% (b)	6,290,754	6,290,754
Total Short-Term Investment (Cost $6,290,754)		6,290,754
Total Investments (Cost $1,135,107,745)	99.9%	1,508,007,582
Other Assets, Less Liabilities	0.1	787,413
Net Assets	100.0%	$ 1,508,794,995

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	Current yield as of December 31, 2023.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 8,117	$ 258,817	$ (260,643)	$ —	$ —	$ 6,291	$ 313	$ —	6,291
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2023†^ (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,501,716,828	$ —	$ —	$ 1,501,716,828
Short-Term Investment
Affiliated Investment Company	6,290,754	—	—	6,290,754
Total Investments in Securities	$ 1,508,007,582	$ —	$ —	$ 1,508,007,582

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Winslow Large Cap Growth Portfolio

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $1,128,816,991)	$1,501,716,828
Investment in affiliated investment companies, at value (identified cost $6,290,754)	6,290,754
Receivables:
Investment securities sold	4,507,658
Dividends	538,004
Portfolio shares sold	430,377
Other assets	8,016
Total assets	1,513,491,637
Liabilities
Payables:
Investment securities purchased	2,997,765
Manager (See Note 3)	913,639
Portfolio shares redeemed	493,376
NYLIFE Distributors (See Note 3)	240,094
Professional fees	32,011
Custodian	13,275
Shareholder communication	3,777
Accrued expenses	2,705
Total liabilities	4,696,642
Net assets	$1,508,794,995
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 63,047
Additional paid-in-capital	974,715,483
974,778,530
Total distributable earnings (loss)	534,016,465
Net assets	$1,508,794,995
Initial Class
Net assets applicable to outstanding shares	$ 364,451,871
Shares of beneficial interest outstanding	13,961,416
Net asset value per share outstanding	$ 26.10
Service Class
Net assets applicable to outstanding shares	$1,144,343,124
Shares of beneficial interest outstanding	49,085,562
Net asset value per share outstanding	$ 23.31

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $54,343)	$ 7,663,207
Dividends-affiliated	313,161
Securities lending, net	886
Total income	7,977,254
Expenses
Manager (See Note 3)	10,065,569
Distribution/Service—Service Class (See Note 3)	2,582,926
Professional fees	125,701
Trustees	35,114
Shareholder communication	31,130
Custodian	30,917
Miscellaneous	43,961
Total expenses before waiver/reimbursement	12,915,318
Expense waiver/reimbursement from Manager (See Note 3)	(29,342)
Net expenses	12,885,976
Net investment income (loss)	(4,908,722)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	169,646,539
Foreign currency transactions	(306)
Net realized gain (loss)	169,646,233
Net change in unrealized appreciation (depreciation) on unaffiliated investments	332,668,480
Net realized and unrealized gain (loss)	502,314,713
Net increase (decrease) in net assets resulting from operations	$497,405,991
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Winslow Large Cap Growth Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (4,908,722)	$ (3,749,572)
Net realized gain (loss)	169,646,233	55,370,337
Net change in unrealized appreciation (depreciation)	332,668,480	(658,798,432)
Net increase (decrease) in net assets resulting from operations	497,405,991	(607,177,667)
Distributions to shareholders:
Initial Class	(12,502,210)	(88,754,424)
Service Class	(42,877,621)	(263,426,186)
Total distributions to shareholders	(55,379,831)	(352,180,610)
Capital share transactions:
Net proceeds from sales of shares	67,019,422	214,496,273
Net asset value of shares issued to shareholders in reinvestment of distributions	55,379,831	352,180,610
Cost of shares redeemed	(323,071,143)	(282,463,949)
Increase (decrease) in net assets derived from capital share transactions	(200,671,890)	284,212,934
Net increase (decrease) in net assets	241,354,270	(675,145,343)
Net Assets
Beginning of year	1,267,440,725	1,942,586,068
End of year	$1,508,794,995	$1,267,440,725
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 18.95	$ 37.92	$ 32.76	$ 25.51	$ 21.64
Net investment income (loss) (a)	(0.04)	(0.02)	(0.12)	(0.04)	0.00‡
Net realized and unrealized gain (loss)	8.07	(12.18)	8.01	9.36	6.95
Total from investment operations	8.03	(12.20)	7.89	9.32	6.95
Less distributions:
From net realized gain on investments	(0.88)	(6.77)	(2.73)	(2.07)	(3.08)
Net asset value at end of year	$ 26.10	$ 18.95	$ 37.92	$ 32.76	$ 25.51
Total investment return (b)	43.05%	(31.16)%	24.52%	37.16%	33.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.17)%	(0.09)%	(0.34)%	(0.16)%	0.01%
Net expenses (c)(d)	0.74%	0.75%	0.74%	0.75%	0.76%
Portfolio turnover rate	82%	75%	62%	54%	56%
Net assets at end of year (in 000's)	$ 364,452	$ 335,309	$ 632,666	$ 534,965	$ 438,089

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

	Year Ended December 31,
Service Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 17.04	$ 35.23	$ 30.68	$ 24.05	$ 20.60
Net investment income (loss) (a)	(0.08)	(0.08)	(0.20)	(0.11)	(0.06)
Net realized and unrealized gain (loss)	7.23	(11.34)	7.48	8.81	6.59
Total from investment operations	7.15	(11.42)	7.28	8.70	6.53
Less distributions:
From net realized gain on investments	(0.88)	(6.77)	(2.73)	(2.07)	(3.08)
Net asset value at end of year	$ 23.31	$ 17.04	$ 35.23	$ 30.68	$ 24.05
Total investment return (b)	42.70%	(31.34)%	24.20%	36.81%	33.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.42)%	(0.33)%	(0.59)%	(0.41)%	(0.25)%
Net expenses (c)(d)	0.99%	1.00%	0.99%	1.00%	1.01%
Portfolio turnover rate	82%	75%	62%	54%	56%
Net assets at end of year (in 000's)	$ 1,144,343	$ 932,131	$ 1,309,920	$ 1,093,847	$ 825,075

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Winslow Large Cap Growth Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Winslow Large Cap Growth Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 1998
Service Class	June 6, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

17

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value.
Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates

18	MainStay VP Winslow Large Cap Growth Portfolio

the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities
19

Notes to Financial Statements (continued)
and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(I) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Winslow Capital Management, LLC. (“Winslow” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% in excess of $9 billion.
New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. This waiver may be discontinued at any time.
New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Portfolio’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Portfolio’s average daily net assets over $13 billion. This agreement expires May 1, 2024, and may only be amended or terminated prior to that date by action of the Board. During the year ended December 31, 2023, the effective management fee rate was 0.72% (exclusive of any applicable waivers/reimbursements).
During the year ended December 31, 2023, New York Life Investments earned fees from the Portfolio in the amount of $10,065,569 and waived fees and/or reimbursed expenses in the amount of $29,342 and paid the Subadvisor fees in the amount of $3,746,264.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

20	MainStay VP Winslow Large Cap Growth Portfolio

(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,137,385,449	$371,594,891	$(972,758)	$370,622,133
As of December 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$39,141,583	$124,252,749	$—	$370,622,133	$534,016,465
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2023 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$331,932	$(331,932)
The reclassifications for the Portfolio are primarily due to net operating losses.
During the years ended December 31, 2023 and December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$ —	$ 51,907,115
Long-Term Capital Gains	55,379,831	300,273,495
Total	$55,379,831	$352,180,610
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended
21

Notes to Financial Statements (continued)
December 31, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2023, purchases and sales of securities, other than short-term securities, were $1,131,307 and $1,391,442, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2023 and December 31, 2022, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	471,629	$ 10,182,187
Shares issued to shareholders in reinvestment of distributions	550,050	12,502,210
Shares redeemed	(4,751,218)	(109,156,142)
Net increase (decrease)	(3,729,539)	$ (86,471,745)
Year ended December 31, 2022:
Shares sold	2,106,607	$ 63,629,404
Shares issued to shareholders in reinvestment of distributions	4,944,646	88,754,424
Shares redeemed	(6,044,937)	(171,066,781)
Net increase (decrease)	1,006,316	$ (18,682,953)

Service Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	2,796,721	$ 56,837,235
Shares issued to shareholders in reinvestment of distributions	2,111,148	42,877,621
Shares redeemed	(10,509,566)	(213,915,001)
Net increase (decrease)	(5,601,697)	$(114,200,145)
Year ended December 31, 2022:
Shares sold	5,856,023	$ 150,866,869
Shares issued to shareholders in reinvestment of distributions	16,310,714	263,426,186
Shares redeemed	(4,663,155)	(111,397,168)
Net increase (decrease)	17,503,582	$ 302,895,887
Note 10–Other Matters
As of the date of this report, the Portfolio faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Portfolio's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay VP Winslow Large Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP Winslow Large Cap Growth Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Winslow Large Cap Growth Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, and broker; when replies were not received from broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2024
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
23

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Winslow Large Cap Growth Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Winslow Capital Management, LLC (“Winslow Capital”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Winslow Capital in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and Winslow Capital in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Winslow Capital that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, Winslow Capital personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements.  In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Winslow Capital; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Winslow Capital; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Winslow Capital with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

24	MainStay VP Winslow Large Cap Growth Portfolio

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Winslow Capital.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Winslow Capital resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have invested in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Winslow Capital
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by Winslow Capital, evaluating the performance of Winslow Capital, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of Winslow Capital and ongoing analysis of, and interactions with, Winslow Capital with respect to, among other things, the Portfolio’s investment performance and risks as well as Winslow Capital’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Winslow Capital provides to the Portfolio and considered the terms of each of the Advisory Agreements.  The Board evaluated Winslow Capital’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and Winslow Capital’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at Winslow Capital.  The Board considered New York Life Investments’ and Winslow Capital’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Winslow Capital and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Portfolio.  The Board also considered Winslow Capital’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Portfolio.  In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Winslow Capital regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between representatives of Winslow Capital and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and Winslow Capital
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates and Winslow Capital due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  With respect to the profitability of Winslow Capital’s relationship with the Portfolio, the Board considered information from New York Life Investments that Winslow Capital’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of Winslow Capital’s profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Winslow Capital, and profitability of New York Life Investments and its affiliates and Winslow Capital due to their relationships with the Portfolio, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and Winslow Capital’s continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio.  The Board also considered the financial resources of New York Life Investments and Winslow Capital and acknowledged that New York Life Investments and Winslow Capital must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Winslow Capital to continue to provide high-quality services to the Portfolio.  The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and Winslow Capital and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Winslow Capital from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Winslow Capital in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities.  In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Winslow Capital and its affiliates and New York Life Investments and its affiliates that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services

26	MainStay VP Winslow Large Cap Growth Portfolio

provided to the Portfolio.  In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts.  The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor, and insurance companies affiliated with New York Life Investments would be entitled to receive fees from the Portfolio under a distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to Winslow Capital and its affiliates are consistent with those expected for a subadvisor to a mutual fund.  With respect to Winslow Capital, the Board considered that any profits realized by Winslow Capital due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Winslow Capital, acknowledging that any such profits are based on the subadvisory fee paid to Winslow Capital by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to Winslow Capital is paid by New York Life Investments, not the Portfolio.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and Winslow Capital on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Portfolio, if any.  The Board considered the contractual management fee schedule for the Portfolio as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses.  The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.  The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Portfolio.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Portfolio and whether the Portfolio’s management fee and expense structure permits any economies of scale to be appropriately shared with the Portfolio’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio.  The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Portfolio’s shareholders through the Portfolio’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
28	MainStay VP Winslow Large Cap Growth Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
29

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay VP Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay Funds: Trustee since 2023 (11 Funds)
MainStay Funds Trust: Trustee since 2023 (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
30	MainStay VP Winslow Large Cap Growth Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay VP Funds Trust: Chair since 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC since 1990	81	MainStay Funds: Chair since January 2017 and Trustee since 2007 (11 Funds); MainStay Funds Trust: Chair since January 2017 and Trustee since 1990 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
31

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay Funds: Trustee since 2006 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
32	MainStay VP Winslow Large Cap Growth Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015 to 2016); Managing Director, Product Development (from 2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
33

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP Natural Resources Portfolio
MainStay VP PineStone International Equity Portfolio1
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio2
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
PineStone Asset Management Inc.
Montreal, Québec
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to August 28, 2023, the Portfolio's name was MainStay VP MacKay International Equity Portfolio.
2.	Effective on or about May 1, 2024, the MainStay VP MacKay Government Portfolio will be renamed the MainStay VP U.S. Infrastructure Bond Portfolio.
Not part of the Annual Report

2023 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
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New York, NY 10010
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NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2024 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015530	MSVPLG11-02/24
(NYLIAC) NI525

MainStay VP Wellington Mid Cap Portfolio

Message from the President and Annual Report
December 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit our website.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Against a backdrop of easing inflationary pressures and continued economic growth, stocks and bonds generally gained ground during the 12-month period ended December 31, 2023, despite high levels of volatility and sharp disparities between the performance of the different market sectors.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation, interest rate, and economic growth trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 6.4% in January, and 3.4% in December 2023. At the same time, the Fed increased the benchmark federal funds rate from 4.25%–4.50% at the beginning of reporting period, to 5.25%–5.50% as of the end of 2023. Despite the increasing cost of capital and tighter lending environment that resulted from rising rates, economic growth remained surprisingly robust, bolstered by high levels of consumer spending, low levels of unemployment and better-than-expected corporate earnings. With the pace of rate increases slowing from the prior year, investors began hoping for an early shift to a looser monetary policy, with stock prices and bond yields reacting as economic data and statements from the Fed either reinforced or undercut those hopes. Following months of hawkish rhetoric, the Fed finally reversed its stance in December 2023, signaling a positive economic outlook with little chance of a recession and a likelihood of rate cuts in 2024.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced strong gains during the reporting period-– recovering all its losses from 2022 and approached new record territory. A preponderance of the Index’s gains were generated by a relatively small number of mega-cap stocks in the information technology, communication services and consumer discretionary sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened during the closing weeks of the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced generally positive returns, bolstered by attractive and relatively stable yields. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield. Corporate bond prices trended moderately higher, generally outperforming government securities. After years of low yields and tight credit spreads, the corporate sector benefited from more attractive valuations and income opportunities. Among corporates, markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. International bond markets produced mixed returns, with emerging-markets issues advancing over their developed-markets counterparts.
The market volatility of recent years reminds us of the constant need for experienced and steadfast portfolio management in the face of uncertainty. New York Life Investments remains dedicated to providing you, as a valued MainStay VP investor, with the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date[1,2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Initial Class Shares	7/2/2001	13.69%	8.20%	6.66%	0.89%
Service Class Shares	6/5/2003	13.41	7.93	6.39	1.14

1.	Effective January 1, 2018, due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, a former subadvisor, transitioned to MacKay Shields LLC.
2.	Effective May 1, 2021, the Portfolio replaced its subadvisor, MacKay Shields LLC, and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisors and principal investment strategies.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
Russell Midcap® Index[1]	17.23%	12.68%	9.42%
S&P MidCap 400® Index[2]	16.44	12.62	9.27
Morningstar Mid-Cap Blend Category Average[3]	16.00	11.96	8.28

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Russell Midcap® Index is the Portfolio's primary benchmark. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest companies based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies.
2.	The Portfolio has selected the S&P MidCap 400® Index as its secondary benchmark. The S&P MidCap 400® Index is a market capitalization-weighted index of common stocks representing the mid-cap U.S. equity market.
3.	The Morningstar Mid-Cap Blend Category Average is representative of funds that invest primarily in U.S. stocks of various sizes and styles, giving it a middle-of-the-road profile. The U.S. mid-cap range for market capitalization typically falls between $1 billion and $8 billion and represents 20% of the total capitalization of the U.S. equity market. The blend style is assigned to funds where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Wellington Mid Cap Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,060.40	$4.47	$1,020.87	$4.38	0.86%
Service Class Shares	$1,000.00	$1,059.10	$5.76	$1,019.61	$5.65	1.11%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Wellington Mid Cap Portfolio

Industry Composition as of December 31, 2023 (Unaudited)
Banks	7.2%
Machinery	6.7
Chemicals	5.9
Insurance	5.6
Oil, Gas & Consumable Fuels	5.2
Software	4.3
Professional Services	4.1
Biotechnology	3.9
Financial Services	3.8
Ground Transportation	3.7
Semiconductors & Semiconductor Equipment	3.7
Health Care Equipment & Supplies	3.6
Building Products	3.6
Hotels, Restaurants & Leisure	2.9
Automobile Components	2.8
Specialty Retail	2.5
Containers & Packaging	2.3
Textiles, Apparel & Luxury Goods	2.2
Health Care Providers & Services	2.1
Electronic Equipment, Instruments & Components	2.1
Communications Equipment	2.0
Specialized REITs	1.9
Trading Companies & Distributors	1.6
Household Durables	1.6
Consumer Staples Distribution & Retail	1.4%
Consumer Finance	1.2
IT Services	1.1
Aerospace & Defense	1.1
Air Freight & Logistics	1.1
Retail REITs	1.0
Pharmaceuticals	1.0
Life Sciences Tools & Services	0.9
Gas Utilities	0.8
Electric Utilities	0.8
Electrical Equipment	0.6
Capital Markets	0.6
Multi–Utilities	0.6
Food Products	0.6
Interactive Media & Services	0.5
Media	0.4
Metals & Mining	0.3
Industrial REITs	0.3
Entertainment	0.3
Short–Term Investments	1.5
Other Assets, Less Liabilities	–1.4
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2023 (excluding short-term investments) (Unaudited)
1.	Celanese Corp.
2.	Knight-Swift Transportation Holdings, Inc.
3.	MKS Instruments, Inc.
4.	M&T Bank Corp.
5.	Marathon Oil Corp.
6.	NVR, Inc.
7.	Flex Ltd.
8.	Builders FirstSource, Inc.
9.	WEX, Inc.
10.	Lennox International, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Gregory J. Garabedian, Mark A. Whitaker, CFA, and Philip W. Ruedi, CFA, of Wellington Management Company LLP (“Wellington”), the Portfolio’s Subadvisor.
How did MainStay VP Wellington Mid Cap Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2023?
For the 12 months ended December 31, 2023, MainStay VP Wellington Mid Cap Portfolio returned 13.69% for Initial Class shares and 13.41% for Service Class shares. Over the same period, both share classes underperformed the 17.23% return of the Russell Midcap® Index, which is the Portfolio’s primary benchmark, and the 16.44% return of the S&P MidCap 400® Index, which is the Portfolio’s secondary benchmark. For the 12 months ended December 31, 2023, both share classes also underperformed the 16.00% return of the Morningstar Mid-Cap Blend Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio underperformed the Russell Midcap® Index, primarily due to stock selection. Specifically, overweight exposure to financials, consumer discretionary and health care detracted from relative performance, while overweight exposure to industrials made a positive contribution to relative returns. (Contributions take weightings and total returns into account.)
The Portfolio includes two, separately managed investment strategies: Mid Cap Opportunities, which uses the S&P MidCap 400® Index as its benchmark, and Select Mid Cap Value, which uses the Russell 2500™ Value Index as its benchmark. The Portfolio’s Mid Cap Opportunities strategy underperformed the S&P MidCap 400® Index, primarily due to security selection arising from the strategy’s growth bias. Sector allocation bolstered the strategy’s relative returns. The Portfolio’s Select Mid Cap Value strategy outperformed the Russell 2500™ Value Index, largely due to sector allocation, a result of the strategy’s bottom-up stock selection process. Security selection detracted from relative results.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
For the overall Portfolio, security selection in the financials, consumer discretionary and health care sectors weighed on results relative to the Russell Midcap® Index, partly offset by relatively strong returns from the industrials and utilities sectors.
Within the Mid Cap Opportunities strategy, security selection in consumer discretionary, health care and financials detracted most from performance relative to the S&P MidCap 400® Index. These negative selection effects were partially offset by positive contributions from selection in information technology, communication services and real estate. Sector allocation made a positive contribution to relative results, driven by overweight exposure to information technology and underweight exposure to real estate and utilities. Positive allocation effects were partly offset by the negative impacts of an overweight position in health care and an underweight position in consumer discretionary.
Within the Select Mid Cap Value strategy, the strongest contributions to performance relative to the Russell 2500™ Value Index came from lack of exposure to utilities, and overweight allocations to industrials and financials, partly offset by the negative impact of overweight exposure to consumer discretionary. From a security selection perspective, weak selection in financials, materials and consumer discretionary detracted the most from relative returns, although this was partially offset by relatively strong selection in industrials, consumer staples and health care.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
Within the Mid Cap Opportunities strategy, leading contributors to absolute performance included U.S.-based bank holding company First Citizens, biopharmaceutical developer Apellis Pharmaceuticals and HVAC systems provider Lennox International. First Citizens shares rose during the reporting period when the company reported deposits that surpassed estimates following its rescue deal for Silicon Valley Bank. Apellis shares gained ground after the company reported strong revenues for Syfovre, a recently approved drug to treat geographic atrophy secondary to age-related macular degeneration. Lennox shares advanced on better-than-expected housing fundamentals.
The most significant detractors from the absolute performance of the Mid Cap Opportunities strategy were First Republic Bank, medical device company Insulet and global professional services company Genpact. First Republic Bank shares fell sharply in the first quarter of 2023 on fears related to U.S. banking failures. Insulet shares declined on concerns that the uptake of new weight loss drugs could lead to lower incidence rates of diabetes and softer demand for the company’s insulin pumps. Genpact shares lost ground on concerns that advancements in artificial intelligence could negatively impact the competitive advantage of the business.
Within the Select Mid Cap Value strategy, leading contributors to absolute performance included Builders FirstSource, described above, chemistry solutions and specialty materials producer Celanese, and packaged software company National Instruments. Celanese shares rose despite a challenging industry backdrop, as the company was able to delever significantly and faced less pressure than peers in a rising rates environment, leading shares to rerate higher. National Instruments shares advanced following

1.	See "Investment and Performance Comparison" for more information on benchmark and peer group returns.
8	MainStay VP Wellington Mid Cap Portfolio

an acquisition bid to take over the company at a premium to the pre-offer share price.
The most significant detractors from the absolute performance of the Select Mid Cap Value strategy were agricultural sciences company FMC, loyalty and marketing services provider Bread Financial Holdings, and regional bank Western Alliance Bancorp. FMC shares fell as the company faced pressure from lower crop prices, higher raw material costs and increased competition in its key markets. Bread Financial shares declined following disappointing quarterly results due to environmental headwinds that led to lower estimates on provisions and loan growth. Concerns within the banking sector over the Silicon Valley Bank collapse also weighed on the stock's price. Western Alliance shares came under pressure, along with those of other small lenders, after the failure of Silicon Valley Bank caused concerns that other banks would need to sell long-term assets at steep losses to meet liquidity needs.
Did the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the Mid Cap Opportunities strategy initiated a position in medical device company Shockwave Medical. Shockwave uses sound technology to clean arteries and other blockages in the body. The Portfolio also added a position in Atmos Energy, the largest pureplay natural gas utility in the United States, with over three million customers across eight states.
During the same period, we eliminated the Mid Cap Opportunities strategy’s position in CarGurus, an online platform for new and used car listings. Weakness in the wholesale business led us to conclude the business would likely face difficulty growing. We also eliminated a position in YETI Holdings, a premium cooler and drinkware producer, on valuation concerns.
The Select Mid Cap Value strategy initiated positions in American motor carrier holding company Knight-Swift Transportation and commercial real estate agency Brixmor Property Group. We initiated the position in Knight-Swift after shares underperformed due to continued softness in freight demand and depressed spot pricing. We believe waning headwinds from inventory drawdowns in the near term could alleviate downward pressure on the company’s earnings. Longer term, management initiatives to grow beyond industry-level cyclicality—including expanding its intermodal division and the less-than-truckload division, and potential merger and acquisition opportunities at the bottom of the cycle—could drive earnings upside. In the case of Brixmor Property, a real estate investment trust that focuses on grocery-anchored outdoor shopping malls, we saw an opportunity based on the company’s strong fundamentals and a lack of new supply over the past decade, despite pressures on the real estate sector due to rapidly rising interest rates. The company’s high tenant retention, strong pricing, and solid leasing demand have the potential to provide protection when the economy weakens.
The largest sales for the Select Mid Cap Value included positions in packaged software company National Instruments and waste management company Clean Harbors, after both stocks strongly outperformed during the reporting period.
How did the Portfolio’s sector weightings change during the reporting period?
For the Mid Cap Opportunities strategy, the most notable increases in absolute sector exposures were to information technology and utilities, while the most notable reductions were to health care and communication services. For the Select Mid Cap Value strategy, the most notable increases in absolute sector exposures were to financials and information technology, while the most notable reductions were to industrials and health care.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2023, the Mid Cap Opportunities strategy held its most overweight exposures relative to the S&P MidCap 400® Index to the health care and information technology sectors, while its most underweight exposures were to real estate and consumer discretionary. As of the same date, the Select Mid Cap Value strategy held its most overweight exposures relative to the Russell 2500™ Value Index to information technology and materials, and its most underweight exposures to real estate and utilities.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2023†^
	Shares	Value
Common Stocks 99.9%
Aerospace & Defense 1.1%
Axon Enterprise, Inc. (a)	29,748	$ 7,684,801
Air Freight & Logistics 1.1%
Expeditors International of Washington, Inc.	59,584	7,579,085
Automobile Components 2.8%
BorgWarner, Inc.	123,851	4,440,058
Gentex Corp.	192,022	6,271,439
Goodyear Tire & Rubber Co. (The) (a)	260,388	3,728,756
Visteon Corp. (a)	43,053	5,377,320
		19,817,573
Banks 7.2%
Cadence Bank	198,090	5,861,483
Cullen	57,562	6,244,901
First Citizens BancShares, Inc., Class A	6,038	8,567,741
M&T Bank Corp.	87,891	12,048,098
New York Community Bancorp, Inc.	624,706	6,390,743
Prosperity Bancshares, Inc.	71,318	4,830,368
SouthState Corp.	84,919	7,171,410
		51,114,744
Biotechnology 3.9%
Apellis Pharmaceuticals, Inc. (a)	79,234	4,742,947
Exact Sciences Corp. (a)	32,575	2,409,899
Neurocrine Biosciences, Inc. (a)	29,894	3,938,833
PTC Therapeutics, Inc. (a)	136,967	3,774,811
Sarepta Therapeutics, Inc. (a)	16,887	1,628,413
Ultragenyx Pharmaceutical, Inc. (a)	73,812	3,529,690
United Therapeutics Corp. (a)	33,499	7,366,095
		27,390,688
Building Products 3.6%
Builders FirstSource, Inc. (a)	60,705	10,134,092
Fortune Brands Innovations, Inc.	80,020	6,092,723
Lennox International, Inc.	21,146	9,463,258
		25,690,073
Capital Markets 0.6%
Hamilton Lane, Inc., Class A	32,265	3,660,142
Morningstar, Inc.	2,405	688,407
		4,348,549
Chemicals 5.9%
Celanese Corp.	95,962	14,909,616
Element Solutions, Inc.	367,235	8,497,818
FMC Corp.	122,703	7,736,424
	Shares	Value

Chemicals (continued)
Huntsman Corp.	207,182	$ 5,206,484
Ingevity Corp. (a)	109,319	5,162,043
		41,512,385
Communications Equipment 2.0%
F5, Inc. (a)	46,887	8,391,835
Lumentum Holdings, Inc. (a)	105,661	5,538,750
		13,930,585
Consumer Finance 1.2%
Credit Acceptance Corp. (a)	16,094	8,573,757
Consumer Staples Distribution & Retail 1.4%
BJ's Wholesale Club Holdings, Inc. (a)	60,258	4,016,798
U.S. Foods Holding Corp. (a)	125,631	5,704,904
		9,721,702
Containers & Packaging 2.3%
Ball Corp.	62,379	3,588,040
Graphic Packaging Holding Co.	240,469	5,927,561
Silgan Holdings, Inc.	143,142	6,477,175
		15,992,776
Electric Utilities 0.8%
Alliant Energy Corp.	107,943	5,537,476
Electrical Equipment 0.6%
Acuity Brands, Inc.	21,381	4,379,470
Electronic Equipment, Instruments & Components 2.1%
CDW Corp.	17,321	3,937,410
Flex Ltd. (a)	348,433	10,613,269
		14,550,679
Entertainment 0.3%
Roku, Inc. (a)	21,151	1,938,701
Financial Services 3.8%
Nuvei Corp. (b)	153,217	4,023,478
Shift4 Payments, Inc., Class A (a)	101,911	7,576,064
Voya Financial, Inc.	79,103	5,771,355
WEX, Inc. (a)	49,106	9,553,572
		26,924,469
Food Products 0.6%
Post Holdings, Inc. (a)	45,926	4,044,243

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Wellington Mid Cap Portfolio

	Shares	Value
Common Stocks (continued)
Gas Utilities 0.8%
Atmos Energy Corp.	49,355	$ 5,720,244
Ground Transportation 3.7%
JB Hunt Transport Services, Inc.	28,371	5,666,823
Knight-Swift Transportation Holdings, Inc.	237,841	13,711,534
U-Haul Holding Co.	100,311	7,065,907
		26,444,264
Health Care Equipment & Supplies 3.6%
Dentsply Sirona, Inc.	181,027	6,442,751
Hologic, Inc. (a)	48,560	3,469,612
Inari Medical, Inc. (a)	88,570	5,749,964
Integra LifeSciences Holdings Corp. (a)	133,671	5,821,372
Shockwave Medical, Inc. (a)	22,360	4,260,922
		25,744,621
Health Care Providers & Services 2.1%
Acadia Healthcare Co., Inc. (a)	65,462	5,090,325
agilon health, Inc. (a)	250,762	3,147,063
Molina Healthcare, Inc. (a)	17,644	6,374,954
		14,612,342
Hotels, Restaurants & Leisure 2.9%
Choice Hotels International, Inc. (b)	41,352	4,685,182
Denny's Corp. (a)	400,622	4,358,767
DraftKings, Inc., Class A (a)	20,433	720,263
Hyatt Hotels Corp., Class A (b)	41,112	5,361,416
Wyndham Hotels & Resorts, Inc.	68,148	5,479,781
		20,605,409
Household Durables 1.6%
NVR, Inc. (a)	1,586	11,102,714
Industrial REITs 0.3%
Rexford Industrial Realty, Inc.	37,632	2,111,155
Insurance 5.6%
Aegon Ltd. (Registered)	1,091,227	6,285,468
Globe Life, Inc.	36,976	4,500,719
Hanover Insurance Group, Inc. (The)	45,208	5,489,155
Kemper Corp.	177,203	8,624,471
Markel Group, Inc. (a)	6,256	8,882,894
W R Berkley Corp.	40,612	2,872,081
White Mountains Insurance Group Ltd.	2,199	3,309,517
		39,964,305
	Shares	Value

Interactive Media & Services 0.5%
Cargurus, Inc. (a)	142,078	$ 3,432,604
IT Services 1.1%
MongoDB, Inc. (a)	6,558	2,681,238
VeriSign, Inc. (a)	26,612	5,481,008
		8,162,246
Life Sciences Tools & Services 0.9%
Bio-Techne Corp.	31,134	2,402,299
ICON plc (a)	13,365	3,783,231
		6,185,530
Machinery 6.7%
Fortive Corp.	69,168	5,092,840
Graco, Inc.	82,725	7,177,221
IDEX Corp.	26,702	5,797,271
Ingersoll Rand, Inc.	63,668	4,924,083
John Bean Technologies Corp.	40,028	3,980,784
Lincoln Electric Holdings, Inc.	20,369	4,429,443
Middleby Corp. (The) (a)	47,387	6,973,945
Westinghouse Air Brake Technologies Corp.	70,428	8,937,313
		47,312,900
Media 0.4%
Cable One, Inc.	5,515	3,069,594
Metals & Mining 0.3%
Steel Dynamics, Inc.	19,407	2,291,967
Multi-Utilities 0.6%
NiSource, Inc.	153,986	4,088,328
Oil, Gas & Consumable Fuels 5.2%
Coterra Energy, Inc.	157,415	4,017,231
Diamondback Energy, Inc.	30,438	4,720,325
Marathon Oil Corp.	479,397	11,582,231
Ovintiv, Inc.	164,127	7,208,458
Targa Resources Corp.	104,937	9,115,877
		36,644,122
Pharmaceuticals 1.0%
Jazz Pharmaceuticals plc (a)	55,640	6,843,720
Professional Services 4.1%
Ceridian HCM Holding, Inc. (a)	79,460	5,333,355
Genpact Ltd.	247,173	8,579,375
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2023†^ (continued)
	Shares	Value
Common Stocks (continued)
Professional Services (continued)
Leidos Holdings, Inc.	43,050	$ 4,659,732
Robert Half, Inc.	55,728	4,899,606
Science Applications International Corp.	35,243	4,381,410
TransUnion	18,806	1,292,160
		29,145,638
Retail REITs 1.0%
Brixmor Property Group, Inc.	313,032	7,284,255
Semiconductors & Semiconductor Equipment 3.7%
First Solar, Inc. (a)	14,471	2,493,064
Lattice Semiconductor Corp. (a)	20,764	1,432,508
MKS Instruments, Inc.	118,127	12,151,724
Onto Innovation, Inc. (a)	15,932	2,436,003
Rambus, Inc. (a)	43,880	2,994,810
Silicon Motion Technology Corp., ADR	80,128	4,909,443
		26,417,552
Software 4.3%
CyberArk Software Ltd. (a)	16,545	3,624,182
Dynatrace, Inc. (a)	161,443	8,829,318
Fair Isaac Corp. (a)	6,872	7,999,077
HubSpot, Inc. (a)	5,139	2,983,395
Informatica, Inc., Class A (a)	85,470	2,426,493
PTC, Inc. (a)	17,708	3,098,192
Unity Software, Inc. (a)(b)	39,400	1,611,066
		30,571,723
Specialized REITs 1.9%
Extra Space Storage, Inc.	16,641	2,668,052
Gaming and Leisure Properties, Inc.	107,355	5,297,969
Lamar Advertising Co., Class A	55,169	5,863,361
		13,829,382
Specialty Retail 2.5%
CarMax, Inc. (a)	77,813	5,971,370
Chewy, Inc., Class A (a)(b)	95,380	2,253,829
Floor & Decor Holdings, Inc., Class A (a)	31,343	3,496,625
Valvoline, Inc. (a)	159,701	6,001,564
		17,723,388
Textiles, Apparel & Luxury Goods 2.2%
Deckers Outdoor Corp. (a)	11,173	7,468,368
Steven Madden Ltd.	191,400	8,038,800
		15,507,168
	Shares	Value

Trading Companies & Distributors 1.6%
AerCap Holdings NV (a)	70,155	$ 5,213,919
Watsco, Inc.	13,921	5,964,731
		11,178,650
Total Common Stocks (Cost $616,137,212)		706,725,577
Short-Term Investments 1.5%
Affiliated Investment Company 0.2%
MainStay U.S. Government Liquidity Fund, 5.235% (c)	1,471,327	1,471,327
Unaffiliated Investment Companies 1.3%
BlackRock Liquidity FedFund, 5.374% (c)(d)	2,000,000	2,000,000
Dreyfus Treasury Obligations Cash Management Fund, 5.40% (c)(d)	1,000,000	1,000,000
Invesco Government & Agency Portfolio, 5.361% (c)(d)	5,355,134	5,355,134
Morgan Stanley Institutional Liquidity Fund Government Portfolio, 5.363% (c)(d)	1,000,000	1,000,000
		9,355,134
Total Short-Term Investments (Cost $10,826,461)		10,826,461
Total Investments (Cost $626,963,673)	101.4%	717,552,038
Other Assets, Less Liabilities	(1.4)	(10,073,537)
Net Assets	100.0%	$ 707,478,501

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of December 31, 2023, the aggregate market value of securities on loan was $14,012,339; the total market value of collateral held by the Portfolio was $14,465,363. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $5,110,229. The Portfolio received cash collateral with a value of $9,355,134. (See Note 2(H))
(c)	Current yield as of December 31, 2023.
(d)	Represents a security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Wellington Mid Cap Portfolio

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 995	$ 90,159	$ (89,683)	$ —	$ —	$ 1,471	$ 73	$ —	1,471
Abbreviation(s):
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 706,725,577	$ —	$ —	$ 706,725,577
Short-Term Investments
Affiliated Investment Company	1,471,327	—	—	1,471,327
Unaffiliated Investment Companies	9,355,134	—	—	9,355,134
Total Short-Term Investments	10,826,461	—	—	10,826,461
Total Investments in Securities	$ 717,552,038	$ —	$ —	$ 717,552,038

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $625,492,346) including securities on loan of $14,012,339	$716,080,711
Investment in affiliated investment companies, at value (identified cost $1,471,327)	1,471,327
Receivables:
Dividends	301,826
Portfolio shares sold	86,167
Securities lending	1,142
Other assets	4,213
Total assets	717,945,386
Liabilities
Cash collateral received for securities on loan	9,355,134
Due to custodian	18
Payables:
Manager (See Note 3)	490,160
Portfolio shares redeemed	430,110
NYLIFE Distributors (See Note 3)	90,583
Shareholder communication	52,462
Professional fees	28,802
Custodian	18,089
Accrued expenses	1,527
Total liabilities	10,466,885
Net assets	$707,478,501
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 86,153
Additional paid-in-capital	765,851,509
765,937,662
Total distributable earnings (loss)	(58,459,161)
Net assets	$707,478,501
Initial Class
Net assets applicable to outstanding shares	$272,691,243
Shares of beneficial interest outstanding	32,359,316
Net asset value per share outstanding	$ 8.43
Service Class
Net assets applicable to outstanding shares	$434,787,258
Shares of beneficial interest outstanding	53,793,723
Net asset value per share outstanding	$ 8.08

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Wellington Mid Cap Portfolio

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $61,870)	$ 8,061,978
Dividends-affiliated	73,264
Securities lending, net	48,120
Total income	8,183,362
Expenses
Manager (See Note 3)	5,918,420
Distribution/Service—Service Class (See Note 3)	1,058,458
Professional fees	92,589
Custodian	44,902
Trustees	17,879
Miscellaneous	15,841
Total expenses before waiver/reimbursement	7,148,089
Expense waiver/reimbursement from Manager (See Note 3)	(101,577)
Net expenses	7,046,512
Net investment income (loss)	1,136,850
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(62,984,706)
Foreign currency transactions	(36)
Net realized gain (loss)	(62,984,742)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	151,672,379
Translation of other assets and liabilities in foreign currencies	(15)
Net change in unrealized appreciation (depreciation)	151,672,364
Net realized and unrealized gain (loss)	88,687,622
Net increase (decrease) in net assets resulting from operations	$ 89,824,472
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,136,850	$ (213,024)
Net realized gain (loss)	(62,984,742)	(85,034,575)
Net change in unrealized appreciation (depreciation)	151,672,364	(105,118,238)
Net increase (decrease) in net assets resulting from operations	89,824,472	(190,365,837)
Distributions to shareholders:
Initial Class	(294,972)	(116,195,297)
Service Class	—	(181,440,133)
Total distributions to shareholders	(294,972)	(297,635,430)
Capital share transactions:
Net proceeds from sales of shares	30,975,645	49,449,693
Net asset value of shares issued to shareholders in reinvestment of distributions	294,972	297,635,430
Cost of shares redeemed	(125,818,257)	(78,282,585)
Increase (decrease) in net assets derived from capital share transactions	(94,547,640)	268,802,538
Net increase (decrease) in net assets	(5,018,140)	(219,198,729)
Net Assets
Beginning of year	712,496,641	931,695,370
End of year	$ 707,478,501	$ 712,496,641
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Wellington Mid Cap Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 7.42	$ 16.34	$ 13.96	$ 13.56	$ 11.94
Net investment income (loss) (a)	0.02	0.02	(0.02)	0.08	0.11
Net realized and unrealized gain (loss)	1.00	(3.69)	2.80	1.32	2.54
Total from investment operations	1.02	(3.67)	2.78	1.40	2.65
Less distributions:
From net investment income	(0.01)	—	(0.10)	(0.12)	(0.16)
From net realized gain on investments	—	(5.25)	(0.30)	(0.88)	(0.87)
Total distributions	(0.01)	(5.25)	(0.40)	(1.00)	(1.03)
Net asset value at end of year	$ 8.43	$ 7.42	$ 16.34	$ 13.96	$ 13.56
Total investment return (b)	13.69%	(20.52)%	20.00%	11.28%	22.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.31%	0.13%	(0.12)%	0.65%	0.84%
Net expenses (c)	0.86%	0.86%	0.86%	0.86%	0.86%
Expenses (before waiver/reimbursement) (c)	0.88%	0.89%	0.89%	0.89%	0.88%
Portfolio turnover rate	60%	49%	54%	178%	174%
Net assets at end of year (in 000's)	$ 272,691	$ 286,378	$ 360,437	$ 346,379	$ 398,240

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 7.13	$ 16.00	$ 13.68	$ 13.32	$ 11.74
Net investment income (loss) (a)	0.01	(0.01)	(0.04)	0.05	0.08
Net realized and unrealized gain (loss)	0.94	(3.61)	2.72	1.28	2.49
Total from investment operations	0.95	(3.62)	2.68	1.33	2.57
Less distributions:
From net investment income	—	—	(0.06)	(0.09)	(0.12)
From net realized gain on investments	—	(5.25)	(0.30)	(0.88)	(0.87)
Total distributions	—	(5.25)	(0.36)	(0.97)	(0.99)
Net asset value at end of year	$ 8.08	$ 7.13	$ 16.00	$ 13.68	$ 13.32
Total investment return (b)	13.32%(c)	(20.71)%	19.70%	11.00%	22.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.07%	(0.13)%	(0.25)%	0.42%	0.58%
Net expenses (d)	1.11%	1.11%	1.11%	1.11%	1.11%
Expenses (before waiver/reimbursement) (d)	1.13%	1.14%	1.14%	1.14%	1.13%
Portfolio turnover rate	60%	49%	54%	178%	174%
Net assets at end of year (in 000's)	$ 434,787	$ 426,119	$ 571,259	$ 551,856	$ 516,445

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Wellington Mid Cap Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	July 2, 2001
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

18	MainStay VP Wellington Mid Cap Portfolio

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value.
Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates
19

Notes to Financial Statements (continued)
the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities

20	MainStay VP Wellington Mid Cap Portfolio

and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(I) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.85% up to $1 billion; 0.80% from $1 billion to $2 billion; and 0.775% in excess of $2 billion. During the year ended December 31, 2023, the effective management fee rate was 0.85% (exclusive of any applicable waivers/reimbursements) of the Portfolio's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.86% and 1.11%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended December 31, 2023, New York Life Investments earned fees from the Portfolio in the amount of $5,918,420 and waived fees and/or reimbursed certain class specific expenses in the amount of $101,577 and paid the Subadvisor fees in the amount of $2,600,172.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or
21

Notes to Financial Statements (continued)
independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$655,617,325	$90,272,007	$(28,337,294)	$61,934,713
As of December 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,232,012	$(121,625,886)	$—	$61,934,713	$(58,459,161)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2023 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$10,655	$(10,655)
The reclassifications for the Portfolio are primarily due to Real Estate Investment Trust ("REIT") adjustments.
As of December 31, 2023, for federal income tax purposes, capital loss carryforwards of $121,625,886, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$17,562	$104,064
During the years ended December 31, 2023 and December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$294,972	$163,719,831
Long-Term Capital Gains	—	133,915,599
Total	$294,972	$297,635,430
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended

22	MainStay VP Wellington Mid Cap Portfolio

December 31, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2023, purchases and sales of securities, other than short-term securities, were $421,852 and $515,455, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2023 and December 31, 2022, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	1,214,876	$ 9,459,304
Shares issued to shareholders in reinvestment of distributions	39,462	294,972
Shares redeemed	(7,485,796)	(58,703,344)
Net increase (decrease)	(6,231,458)	$ (48,949,068)
Year ended December 31, 2022:
Shares sold	1,878,622	$ 23,300,580
Shares issued to shareholders in reinvestment of distributions	16,591,980	116,195,297
Shares redeemed	(1,943,510)	(23,906,575)
Net increase (decrease)	16,527,092	$115,589,302

Service Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	2,918,716	$ 21,516,341
Shares redeemed	(8,916,610)	(67,114,913)
Net increase (decrease)	(5,997,894)	$ (45,598,572)
Year ended December 31, 2022:
Shares sold	2,130,972	$ 26,149,113
Shares issued to shareholders in reinvestment of distributions	26,963,106	181,440,133
Shares redeemed	(5,000,775)	(54,376,010)
Net increase (decrease)	24,093,303	$153,213,236
Note 10–Other Matters
As of the date of this report, the Portfolio faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Portfolio's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP Wellington Mid Cap Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Wellington Mid Cap Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2024
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
24	MainStay VP Wellington Mid Cap Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Wellington Mid Cap Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Wellington Management Company LLP (“WMC”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and WMC in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and WMC in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or WMC that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, WMC personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements.  In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and WMC; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and WMC; (iii) the costs of the services provided, and profits realized, by New York Life Investments and WMC with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and WMC.  The Board’s

25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and WMC resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have invested in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and WMC
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by WMC, evaluating the performance of WMC, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of WMC and ongoing analysis of, and interactions with, WMC with respect to, among other things, the Portfolio’s investment performance and risks as well as WMC’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii)
compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that WMC provides to the Portfolio and considered the terms of each of the Advisory Agreements.  The Board evaluated WMC’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and WMC’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at WMC.  The Board considered New York Life Investments’ and WMC’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and WMC and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Portfolio.  The Board also considered WMC’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Portfolio.  In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and WMC regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Portfolio’s gross and net

26	MainStay VP Wellington Mid Cap Portfolio

returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between representatives of WMC and the members of the Board’s Investment Committee, which generally occur on an annual basis.  In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one-, three-, five- and ten-year periods ended July 31, 2023.  The Board considered its discussions with representatives from New York Life Investments and WMC regarding the Portfolio’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and WMC
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates and WMC due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  With respect to the profitability of WMC’s relationship with the Portfolio, the Board considered information from New York Life Investments that WMC’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of WMC’s profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and WMC, and profitability of New York Life Investments and its affiliates and WMC due to their relationships with the Portfolio, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and WMC’s continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio.  The Board also considered the financial resources of New York Life Investments and WMC and acknowledged that New York Life Investments and WMC must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and WMC to continue to provide high-quality services to the Portfolio.  The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and WMC and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to WMC from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to WMC in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities.  In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between WMC and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and WMC that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio.  In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts.  The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor, and insurance companies affiliated with New York Life Investments would be entitled to receive fees from the Portfolio under a distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to WMC and its affiliates are consistent with those expected for a subadvisor to a mutual fund.  With respect to WMC, the Board considered that any profits realized by WMC due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and WMC, acknowledging that any such profits are based on the subadvisory fee paid to WMC by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to WMC is paid by New York Life Investments, not the Portfolio.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and WMC on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Portfolio, if any.  The Board considered the contractual management fee schedule for the Portfolio as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses.  The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Portfolio and whether the Portfolio’s management fee and expense structure permits any economies of scale to be appropriately shared with the Portfolio’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio.  The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Portfolio’s shareholders through the Portfolio’s management fee and expense structure and other methods to share benefits from economies of scale.

28	MainStay VP Wellington Mid Cap Portfolio

Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
29

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
30	MainStay VP Wellington Mid Cap Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay VP Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay Funds: Trustee since 2023 (11 Funds)
MainStay Funds Trust: Trustee since 2023 (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
31

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay VP Funds Trust: Chair since 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC since 1990	81	MainStay Funds: Chair since January 2017 and Trustee since 2007 (11 Funds); MainStay Funds Trust: Chair since January 2017 and Trustee since 1990 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
32	MainStay VP Wellington Mid Cap Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay Funds: Trustee since 2006 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015 to 2016); Managing Director, Product Development (from 2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
34	MainStay VP Wellington Mid Cap Portfolio

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP Natural Resources Portfolio
MainStay VP PineStone International Equity Portfolio1
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio2
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
PineStone Asset Management Inc.
Montreal, Québec
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to August 28, 2023, the Portfolio's name was MainStay VP MacKay International Equity Portfolio.
2.	Effective on or about May 1, 2024, the MainStay VP MacKay Government Portfolio will be renamed the MainStay VP U.S. Infrastructure Bond Portfolio.
Not part of the Annual Report

2023 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2024 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015903	MSVPMCC11-02/24
(NYLIAC) NI527

MainStay VP U.S. Government Money Market Portfolio

Message from the President and Annual Report
December 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit our website.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Against a backdrop of easing inflationary pressures and continued economic growth, stocks and bonds generally gained ground during the 12-month period ended December 31, 2023, despite high levels of volatility and sharp disparities between the performance of the different market sectors.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation, interest rate, and economic growth trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 6.4% in January, and 3.4% in December 2023. At the same time, the Fed increased the benchmark federal funds rate from 4.25%–4.50% at the beginning of reporting period, to 5.25%–5.50% as of the end of 2023. Despite the increasing cost of capital and tighter lending environment that resulted from rising rates, economic growth remained surprisingly robust, bolstered by high levels of consumer spending, low levels of unemployment and better-than-expected corporate earnings. With the pace of rate increases slowing from the prior year, investors began hoping for an early shift to a looser monetary policy, with stock prices and bond yields reacting as economic data and statements from the Fed either reinforced or undercut those hopes. Following months of hawkish rhetoric, the Fed finally reversed its stance in December 2023, signaling a positive economic outlook with little chance of a recession and a likelihood of rate cuts in 2024.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced strong gains during the reporting period-– recovering all its losses from 2022 and approached new record territory. A preponderance of the Index’s gains were generated by a relatively small number of mega-cap stocks in the information technology, communication services and consumer discretionary sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened during the closing weeks of the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced generally positive returns, bolstered by attractive and relatively stable yields. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield. Corporate bond prices trended moderately higher, generally outperforming government securities. After years of low yields and tight credit spreads, the corporate sector benefited from more attractive valuations and income opportunities. Among corporates, markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. International bond markets produced mixed returns, with emerging-markets issues advancing over their developed-markets counterparts.
The market volatility of recent years reminds us of the constant need for experienced and steadfast portfolio management in the face of uncertainty. New York Life Investments remains dedicated to providing you, as a valued MainStay VP investor, with the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	1/29/1993	4.81%	1.61%	0.99%	0.40%

7-Day Current Yield = 5.11%; 7-Day Effective Yield = 5.24%.[3]

1.	Effective August 26, 2016 and October 14, 2016, the Portfolio modified its principal investment strategies in connection with commencing operations as a "government money market fund." Consequently the performance information may have been different if the current investment strategies had been in effect during the period prior to the Portfolio commencing operations as a "government money market fund."
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.  Figures are presented as of December 31, 2023. The 7-Day Current Yield is calculated in accordance with securities industry regulations and does not include net capital gains. 7-Day Current Yield may differ slightly from the actual distribution rate of the Portfolio because of the exclusion of distributed capital gains, which are non-recurring. The 7-Day Current Yield more closely reflects the Portfolio's current earnings than do the total return figures. The 7-Day Effective Yield is calculated in accordance with securities industry regulations and does not include net capital gains. The 7-Day Effective Yield assumes reinvestment of dividends for one year.
Benchmark Performance*	One Year	Five Years	Ten Years
Average Lipper Variable Products U.S. Government Money Market Portfolio[1]	4.66%	1.56%	0.95%
Morningstar Prime Money Market Category Average[2]	4.84	1.69	1.11

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The Average Lipper VP U.S. Government Money Market Portfolio is an equally weighted performance average consisting of funds that invest 99.5% of their assets in cash, government securities and/or repurchase agreements that are collateralized solely by government securities or cash, and have a weighted average maturity of 60 days or less. These funds intend to keep a constant net asset value.
2.	The Morningstar Prime Money Market Category Average is representative of funds that invest in short-term money market securities in order to provide a level of current income that is consistent with the preservation of capital. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP U.S. Government Money Market Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,025.70	$1.43	$1,023.79	$1.43	0.28%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP U.S. Government Money Market Portfolio

Portfolio Composition as of December 31, 2023 (Unaudited)
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio's holdings are subject to change.

7

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by NYL Investors LLC, the Portfolio’s Subadvisor.
How did MainStay VP U.S. Government Money Market Portfolio perform relative to its peers during the 12 months ended December 31, 2023?
For the 12 months ended December 31, 2023, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio provided a 7-day current yield of 5.11% and a 7-day effective yield of 5.24%. For the 12 months ended December 31, 2023, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio returned 4.81%. For the same period, the Portfolio outperformed the 4.66% return of the Average Lipper Variable Products U.S. Government Money Market Portfolio, and underperformed the 4.84% return of the Morningstar Prime Money Market Category.1
What was the Portfolio’s duration2 strategy during the reporting period?
During the majority of the reporting period, the Portfolio maintained a duration shorter than that of the Bloomberg 1 Month T-Bill Index. Our strategy throughout the reporting period was to keep the duration of the Portfolio as short as possible to stay in front of each U.S. Federal Reserve (“Fed”) monetary policy meeting. We expected that the Fed would tighten monetary policy by raising interest rates at each meeting. The shorter duration profile of the Portfolio allowed us to reinvest maturing securities at higher interest rates after each subsequent meeting. Toward the end of the reporting period, as we became more convinced that the Fed had finished raising rates in this hiking cycle, we extended the Portfolio’s duration, bringing it closer to that of the designated benchmark. As of December 31, 2023, the Portfolio’s duration was 0.08 years compared to a duration of 0.09 years for the Bloomberg 1 Month T-Bill Index.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
During the reporting period, the Portfolio continued to benefit from upward pressure on interest rates as the Fed tightened monetary policy. The Fed increased rates 100 basis points, lifting yields for commercial paper (“CP”), agency discount notes, U.S. Treasury bills (“T-Bills”) and repo. (A basis point is one one-hundredth of a percentage point.) We kept the weighted average life (“WAL”) of the Portfolio short for the first half of 2023 to benefit from these rate hikes in real time. Toward the end of the year, as it became more apparent that the Fed had finished tightening monetary policy, we extended the WAL of the Portfolio to lock in higher yields for longer as the market started to price in anticipated cuts in 2024. Supply was not able to keep up with the cash inflows into the money market funds, driving T-Bill and agency discount note rates lower than the effective federal funds rate. CP interest rates remained higher than the effective federal funds rate, providing a yield pickup that was unavailable in T-Bills or agency discount notes.
During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?
During the reporting period, T-Bills provided the Portfolio’s strongest absolute performance. U.S. agency discount notes were also accretive to performance. Within the U.S. agency subcomponent, Tennessee Valley Authority and Federal National Mortgage Association were the best performers. The Portfolio’s allocation to tri-party repo also added to absolute performance.
Within the U.S. agency subcomponent, the Portfolio’s allocation to Federal Farm Credit Banks Funding Corp and Federal Agricultural Mortgage Corporation were the weakest contributors to absolute performance.
Did the Portfolio make any significant purchases or sales during the reporting period?
The top issuers purchased by the Portfolio, outside of T-Bills, included BofA Securities, TD Securities, RBC Capital Markets (New York), Federal Agricultural Mortgage Corp. and Federal Home Loan Banks. Throughout the reporting period, the Portfolio sold T-Bills to cover redemptions and/or any cash shortfalls.
How did the Portfolio’s sector weightings change during the reporting period?
We increased the Portfolio’s allocation to T-Bills from 32% to 50% during the reporting period. Conversely, we decreased the Portfolio’s allocation to agency discount notes from 59% to 34% during the same time frame. During the reporting period, the yield difference (premium) between U.S. agency discount notes and T-Bills tightened considerably as uncertainty regarding the debt ceiling impasse caused T-Bill yields to move higher at a much faster pace than agency discount notes. With the yield premium between T-Bills and agency discount notes essentially flat, we reduced the Portfolio’s agency discount note allocation and added to T-Bills. We increased the Portfolio’s allocation to tri-party repo from 10% to 16% during the reporting period. In addition to these sector weighting changes, we increased the Portfolio’s duration from 0.02 years to 0.08 years.

1.	See "Investment and Performance Comparison" for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
The opinions expressed are those of the Subadvisor as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
8	MainStay VP U.S. Government Money Market Portfolio

Portfolio of Investments December 31, 2023†^
	Principal Amount	Value
Short-Term Investments 100.0%
Government Agency Debt 34.0%
Federal Agricultural Mortgage Corp.
5.292%, due 2/1/24	$ 20,000,000	$ 19,909,411
5.346%, due 1/25/24	15,000,000	14,947,000
Federal Farm Credit Banks
5.286%, due 1/16/24	50,000,000	49,890,208
Federal Home Loan Banks
5.302%, due 1/8/24	50,000,000	49,948,764
5.302%, due 1/10/24	25,000,000	24,967,062
Federal Home Loan Mortgage Corp.
5.252%, due 1/3/24	75,000,000	74,978,167
Tennessee Valley Authority
5.266%, due 1/3/24	50,000,000	49,985,403
5.291%, due 1/10/24	96,300,000	96,172,884
Total Government Agency Debt (Cost $380,798,899)		380,798,899
Treasury Debt 49.5%
U.S. Treasury Bills (a)
5.287%, due 1/16/24	103,000,000	102,774,252
5.311%, due 1/11/24	99,000,000	98,854,855
5.318%, due 1/9/24	43,000,000	42,949,596
5.321%, due 1/23/24	111,000,000	110,642,009
5.344%, due 3/19/24	200,000,000	197,724,567
Total Treasury Debt (Cost $552,945,279)		552,945,279
Treasury Repurchase Agreements 16.5%
BofA Securities, Inc. 5.31%, dated 12/29/23 due 1/2/24 Proceeds at Maturity $95,000,062 (Collateralized by United States Treasury securities with rates between 0.00% and 4.375% and maturity dates between 05/15/26 and 03/31/28, with a Principal Amount of $96,848,000 and a Market Value of $96,900,063)	95,000,000	95,000,000
	Principal Amount	Value

Treasury Repurchase Agreements (continued)
RBC Capital Markets LLC
5.32%, dated 12/29/23
due 1/2/24
Proceeds at Maturity $39,150,211
(Collateralized by United States Treasury security with a rate of 5.368% and with maturity date of 07/31/24, with a Principal Amount of $39,618,300 and a Market Value of $39,933,216)	$ 39,127,000	$ 39,127,000
TD Securities, Inc. 5.32%, dated 12/29/23 due 1/2/24 Proceeds at Maturity $50,000,077 (Collateralized by United States Treasury securities with rates between 1.125% and 4.125% and maturity dates between 02/28/25 and 02/15/30, with a Principal Amount of $54,237,000 and a Market Value of $51,000,079)	50,000,000	50,000,000
Total Treasury Repurchase Agreements (Cost $184,127,000)		184,127,000
Total Short-Term Investments (Cost $1,117,871,178)	100.0%	1,117,871,178
Other Assets, Less Liabilities	(0.0)‡	(194,337)
Net Assets	100.0%	$ 1,117,676,841

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Interest rate shown represents yield to maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments December 31, 2023†^ (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
Government Agency Debt	$ —	$ 380,798,899	$ —	$ 380,798,899
Treasury Debt	—	552,945,279	—	552,945,279
Treasury Repurchase Agreements	—	184,127,000	—	184,127,000
Total Investments in Securities	$ —	$ 1,117,871,178	$ —	$ 1,117,871,178

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP U.S. Government Money Market Portfolio

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in securities, at value (amortized cost $933,744,178)	$ 933,744,178
Repurchase agreements, at value (amortized cost $184,127,000)	184,127,000
Cash	415
Receivables:
Interest	81,550
Other assets	4,488
Total assets	1,117,957,631
Liabilities
Payables:
Manager (See Note 3)	245,274
Professional fees	24,938
Custodian	10,509
Shareholder communication	34
Accrued expenses	35
Total liabilities	280,790
Net assets	$1,117,676,841
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 1,117,567
Additional paid-in-capital	1,116,548,080
1,117,665,647
Total distributable earnings (loss)	11,194
Net assets	$1,117,676,841
Initial Class
Net assets applicable to outstanding shares	$1,117,676,841
Shares of beneficial interest outstanding	1,117,567,298
Net asset value per share outstanding	$ 1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Interest	$44,534,777
Expenses
Manager (See Note 3)	3,354,484
Professional fees	101,245
Shareholder communication	37,690
Custodian	25,009
Trustees	22,250
Miscellaneous	18,381
Total expenses before waiver/reimbursement	3,559,059
Expense waiver/reimbursement from Manager (See Note 3)	(1,065,586)
Net expenses	2,493,473
Net investment income (loss)	42,041,304
Realized Gain (Loss)
Net realized gain (loss) on investments	10,901
Net increase (decrease) in net assets resulting from operations	$42,052,205
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP U.S. Government Money Market Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 42,041,304	$ 11,150,568
Net realized gain (loss)	10,901	(14,591)
Net increase (decrease) in net assets resulting from operations	42,052,205	11,135,977
Distributions to shareholders:
Initial Class	(42,041,305)	(11,150,567)
Capital share transactions:
Net proceeds from sales of shares	819,313,638	767,061,320
Net asset value of shares issued to shareholders in reinvestment of distributions	42,041,305	11,150,567
Cost of shares redeemed	(601,012,209)	(550,908,451)
Increase (decrease) in net assets derived from capital share transactions	260,342,734	227,303,436
Net increase (decrease) in net assets	260,353,634	227,288,846
Net Assets
Beginning of year	857,323,207	630,034,361
End of year	$1,117,676,841	$ 857,323,207
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss)	0.05	0.01	0.00‡	0.00‡	0.02
Net realized and unrealized gain (loss) on investments	0.00‡	0.00‡	0.00	0.00	0.00
Total from investment operations	0.05	0.01	0.00‡	0.00‡	0.02
Less distributions:
From net investment income	(0.05)	(0.01)	(0.00)‡	0.00‡	(0.02)
Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (a)	4.81%	1.29%	0.01%	0.24%	1.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.72%	1.40%	0.01%	0.15%	1.78%
Net expenses	0.28%	0.24%	0.04%	0.16%	0.44%
Expenses (before waiver/reimbursement)	0.40%	0.40%	0.41%	0.42%	0.44%
Net assets at end of year (in 000's)	$ 1,117,677	$ 857,323	$ 630,034	$ 827,050	$ 396,254

‡	Less than one cent per share.
(a)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP U.S. Government Money Market Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP U.S. Government Money Market Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share class that has been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares.
The Portfolio's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Valuation of Shares.  Although the Portfolio seeks to preserve a stable $1.00 per share, it cannot guarantee it will do so. You could lose money by investing in the Portfolio.  An investment in the Portfolio is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor is not required to reimburse the Portfolio for losses, and you should not expect that the sponsor will provide financial support to the Portfolio at any time, including during periods of market stress.
(B) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”). Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that

15

Notes to Financial Statements (continued)
quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2023, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the year ended December 31, 2023, there were no material changes to the fair value methodologies. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2023, were fair valued in such a manner.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(C) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

16	MainStay VP U.S. Government Money Market Portfolio

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(D) Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
(F) Expenses.  Expenses of the Fund are allocated to the individual Funds in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.
Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio's custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.
(I) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
(J) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
17

Notes to Financial Statements (continued)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of 0.40% up to $500 million; 0.35% from $500 million to $1 billion; and 0.30% in excess of $1 billion.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Initial Class shares do not exceed 0.28% of average daily net assets. This agreement will remain in effect until May 1, 2024 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended December 31, 2023, the effective management fee rate was 0.38%.
New York Life Investments may voluntarily waive fees or reimburse expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund’s during periods when expenses have a significant impact on the yield of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus.
During the year ended December 31, 2023, New York Life Investments earned fees from the Portfolio in the amount of $3,354,484 and paid the Subadvisor in the amount of $1,144,449. Additionally, New York Life Investments reimbursed expenses in the amount of $1,065,586, without which the Portfolio's total returns would have been lower.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
Note 4-Federal Income Tax
The amortized cost also represents the aggregate cost for federal income tax purposes.
As of December 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$14,884	$(3,690)	$—	$—	$11,194
As of December 31, 2023, for federal income tax purposes, capital loss carryforwards of $3,690, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$4	$—
The Portfolio utilized $10,901 of capital loss carryforwards during the year ended December 31, 2023.
During the years ended December 31, 2023 and December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$42,041,305	$11,150,567

18	MainStay VP U.S. Government Money Market Portfolio

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2023 and December 31, 2022, were as follows:
Initial Class (at $1 per share)	Shares
Year ended December 31, 2023:
Shares sold	819,231,716
Shares issued to shareholders in reinvestment of distributions	42,038,318
Shares redeemed	(600,952,109)
Net increase (decrease)	260,317,925
Year ended December 31, 2022:
Shares sold	766,984,622
Shares issued to shareholders in reinvestment of distributions	11,149,452
Shares redeemed	(550,853,367)
Net increase (decrease)	227,280,707
Note 7–Other Matters
As of the date of this report, the Portfolio faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Portfolio's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Portfolio's performance.
On July 12, 2023, the SEC adopted certain amendments to the regulatory requirements for money market funds, including the Portfolio. In particular, the SEC, among other things, amended Rule 2a-7 under the 1940 Act to remove the ability of a money market fund to impose a redemption gate (except as part of a liquidation), while preserving the discretion to impose liquidity fees for non-government money market funds, such as the Portfolio (without regard to weekly liquid asset levels). Prior to these amendments, the Portfolio was permitted to impose a liquidity fee and/or redemption gate if the Portfolio invested less than 30% of its total assets in weekly liquid assets. The Portfolio is no longer permitted to temporarily impose a redemption gate, except as part of its liquidation, and the Portfolio may subject redemptions to a liquidity fee of up to 2% without regard to the Portfolio's level of weekly liquid assets if the Portfolio's Board of Trustees believes such fee to be in the best interest of the Portfolio.
Note 8–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
19

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP U.S. Government Money Market Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP U.S. Government Money Market Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2024
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
20	MainStay VP U.S. Government Money Market Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP U.S. Government Money Market Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, NYL Investors personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements.  In addition, the Board received information regarding the Portfolio’s asset levels and share purchase and redemption activity, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

21

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have invested in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by NYL Investors, evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Portfolio’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that NYL Investors provides to the Portfolio and considered the terms of each of the Advisory Agreements.  The Board evaluated NYL Investors’ experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at NYL Investors.  The Board considered New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Portfolio.  The Board also considered NYL Investors’ ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Portfolio.  In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and NYL Investors regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

22	MainStay VP U.S. Government Money Market Portfolio

Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between representatives of NYL Investors and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and NYL Investors, and profitability of New York Life Investments and its affiliates, including NYL Investors due to their relationships with the Portfolio, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including NYL Investors’, continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio.  The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio, including reputational and other indirect benefits.  In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts.  The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with
23

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
the Portfolio were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including NYL Investors, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Portfolio.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Portfolio, if any.  The Board considered the contractual management fee schedule for the Portfolio as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses.  The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Portfolio and whether the Portfolio’s management fee and expense structure permits any economies of scale to be appropriately shared with the Portfolio’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio.  The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Portfolio’s shareholders through the Portfolio’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

24	MainStay VP U.S. Government Money Market Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file a Form N-MFP every month disclosing its portfolio holdings. The Portfolio's Form N-MFP is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
25

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay VP Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay Funds: Trustee since 2023 (11 Funds)
MainStay Funds Trust: Trustee since 2023 (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
26	MainStay VP U.S. Government Money Market Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay VP Funds Trust: Chair since 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC since 1990	81	MainStay Funds: Chair since January 2017 and Trustee since 2007 (11 Funds); MainStay Funds Trust: Chair since January 2017 and Trustee since 1990 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
27

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay Funds: Trustee since 2006 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
28	MainStay VP U.S. Government Money Market Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015 to 2016); Managing Director, Product Development (from 2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
29

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP Natural Resources Portfolio
MainStay VP PineStone International Equity Portfolio1
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio2
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
PineStone Asset Management Inc.
Montreal, Québec
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to August 28, 2023, the Portfolio's name was MainStay VP MacKay International Equity Portfolio.
2.	Effective on or about May 1, 2024, the MainStay VP MacKay Government Portfolio will be renamed the MainStay VP U.S. Infrastructure Bond Portfolio.
Not part of the Annual Report

2023 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2024 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015536	MSVPUSGMM11-02/24
(NYLIAC) NI510

MainStay VP MacKay Convertible Portfolio

Message from the President and Annual Report
December 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit our website.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Against a backdrop of easing inflationary pressures and continued economic growth, stocks and bonds generally gained ground during the 12-month period ended December 31, 2023, despite high levels of volatility and sharp disparities between the performance of the different market sectors.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation, interest rate, and economic growth trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 6.4% in January, and 3.4% in December 2023. At the same time, the Fed increased the benchmark federal funds rate from 4.25%–4.50% at the beginning of reporting period, to 5.25%–5.50% as of the end of 2023. Despite the increasing cost of capital and tighter lending environment that resulted from rising rates, economic growth remained surprisingly robust, bolstered by high levels of consumer spending, low levels of unemployment and better-than-expected corporate earnings. With the pace of rate increases slowing from the prior year, investors began hoping for an early shift to a looser monetary policy, with stock prices and bond yields reacting as economic data and statements from the Fed either reinforced or undercut those hopes. Following months of hawkish rhetoric, the Fed finally reversed its stance in December 2023, signaling a positive economic outlook with little chance of a recession and a likelihood of rate cuts in 2024.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced strong gains during the reporting period-– recovering all its losses from 2022 and approached new record territory. A preponderance of the Index’s gains were generated by a relatively small number of mega-cap stocks in the information technology, communication services and consumer discretionary sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened during the closing weeks of the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced generally positive returns, bolstered by attractive and relatively stable yields. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield. Corporate bond prices trended moderately higher, generally outperforming government securities. After years of low yields and tight credit spreads, the corporate sector benefited from more attractive valuations and income opportunities. Among corporates, markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. International bond markets produced mixed returns, with emerging-markets issues advancing over their developed-markets counterparts.
The market volatility of recent years reminds us of the constant need for experienced and steadfast portfolio management in the face of uncertainty. New York Life Investments remains dedicated to providing you, as a valued MainStay VP investor, with the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

MainStay VP MacKay Convertible Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Initial Class Shares	10/1/1996	8.85%	11.59%	8.50%	0.57%
Service Class Shares	6/5/2003	8.58	11.31	8.23	0.82
Service 2 Class Shares	4/26/2016	8.47	11.20	9.67	0.92

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

5

Benchmark Performance*	One Year	Five Years	Ten Years
ICE BofA U.S. Convertible Index[1]	12.87%	11.93%	8.90%
Morningstar Convertibles Category Average[2]	8.97	9.88	7.21

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The ICE BofA U.S. Convertible Index is the Portfolio’s primary broad–based securities market index for comparison purposes. The ICE BofA U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock.
2.	The Morningstar Convertibles Category Average is representative of funds that are designed to offer some of the capital-appreciation potential of stock portfolios while also supplying some of the safety and yield of bond portfolios. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
6	MainStay VP MacKay Convertible Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Convertible Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,027.90	$2.91	$1,022.33	$2.91	0.57%
Service Class Shares	$1,000.00	$1,026.60	$4.19	$1,021.07	$4.18	0.82%
Service 2 Class Shares	$1,000.00	$1,026.10	$4.70	$1,020.57	$4.69	0.92%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of December 31, 2023 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2023 (excluding short-term investments) (Unaudited)
1.	Nice Ltd., (zero coupon), due 9/15/25
2.	BioMarin Pharmaceutical, Inc., 1.25%, due 5/15/27
3.	Microchip Technology, Inc., 0.125%, due 11/15/24
4.	NRG Energy, Inc., 2.75%, due 6/1/48
5.	Pioneer Natural Resources Co., 0.25%, due 5/15/25
6.	Palo Alto Networks, Inc., 0.375%, due 6/1/25
7.	Ford Motor Co., (zero coupon), due 3/15/26
8.	Exact Sciences Corp., 0.375%, due 3/1/28
9.	Southwest Airlines Co., 1.25%, due 5/1/25
10.	Lantheus Holdings, Inc., 2.625%, due 12/15/27

8	MainStay VP MacKay Convertible Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.
How did MainStay VP MacKay Convertible Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2023?
For the 12 months ended December 31, 2023, MainStay VP MacKay Convertible Portfolio returned 8.85% for Initial Class shares, 8.58% for Service Class shares and 8.47% for Service 2 Class shares. Over the same period, all share classes underperformed the 12.87% return of the ICE BofA U.S. Convertible Index (“the Index”), which is the Portfolio’s benchmark, and the 8.97% return of the Morningstar Convertibles Category Average.1
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
The reporting period was characterized by consistent gains in the U.S. convertible market. Convertible performance is highly correlated to the performance of the equities of the issuers of convertible securities. Equity performance was sharply higher during the reporting period, with the S&P 500® Index, a widely regarded benchmark of large-cap equity performance, up over 26.29%. However, the more broadly based Russell 2000 Index was up 16.93%, as the performance of the S&P 500® Index was heavily influenced by outsized returns produced by seven of its largest constituents: Apple, Amazon.com, Alphabet, Microsoft, Meta Platforms, NVIDIA and Tesla. None of these securities are represented in the Russell 2000 Index or the ICE BofA U.S. Convertible Index, which is why convertible performance, while positive, proved disappointing relative to the S&P 500® Index. There were no market events that materially impacted the Portfolio during the reporting period.
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio underperformed the Index during the reporting period due to the Portfolio’s relatively underweight exposure to the consumer discretionary and information technology sectors, particularly to several issuers within those sectors that substantially added to Index performance. In addition, the Portfolio’s cash holdings were a drag on results, given the positive Index performance.
During the reporting period, which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
During the reporting period, underweight allocation to, and security selection in, the utility sector made the strongest contribution to performance relative to the Index. (Contributions take weightings and total returns into account.) Overweight allocation to, and security selection in, the energy sector also contributed positively. The Portfolio’s underweight exposure to the consumer discretionary and information technology sectors had the most significant negative impact on relative performance. Underweight exposure to, and selection in, health care also detracted.
During the reporting period, which individual securities made the strongest positive contributions to the Portfolio’s absolute performance, and which stocks detracted the most?
The three strongest contributors to the Portfolio’s absolute performance included the common shares of Weatherford International, the convertible bonds of Permian Resources and NRG Energy. Weatherford and Permian are energy related. The common shares of Weatherford International were received by the Fund as part of a reorganization in 2019. The shares rose during the reporting period as the company reported several consecutive quarterly earnings that exceeded analyst expectations. The convertible bonds of exploration and production company Permian Resources also rose during the reporting period, despite the price of crude oil falling slightly during the same period. Permian announced and consummated several acquisitions during the reporting period that were accretive to earnings and cash flow. The convertible bonds of Texas-based utility company NRG performed well because an activist investor pushed the company to maximize shareholder value by prioritizing free cash flow.
The Portfolio’s three worst performers during the reporting period were the convertible bonds of health insurer Elevance Health, Southwest Airlines and BioMarin Pharmaceuticals. All three holdings declined in value. The convertible bonds of Elevance fell despite the company reporting inline or slightly better-than-expected earnings. The decline in Elevance bonds may have been due to investor fear that demand for medical care, deferred during the pandemic, would increase, weighing on the profitability of medical insurers such as Elevance. Southwest convertible bonds underperformed due to series of issues facing the company, including the Christmas 2022 weather fiascos, which led to thousands of flight cancellations, plus big increases in costs from new union contacts. Biomarin received approval for a new treatment for hemophilia, but issues with government reimbursement kept the drug from being sold. In addition, most patients and doctors appeared satisfied with therapies already available.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio made several significant purchases in the health care and consumer discretionary sectors during the reporting period. Within health care, the Portfolio brought two initial public offerings of bonds from medical device manufacturer Integer

1.	See "Investment and Performance Comparison" for more information on benchmark and peer group returns.
9

Holdings and biotechnology company TransMedics Group. The portfolio also added to its position in medical imaging agent manufacturer Lantheus Holdings. Both Integer and Lantheus generate significant free cash flow and sell for reasonable valuations. TransMedics appears to have a novel method for storing human organs prior to transplantation, and we believe the company should see strong sales and earnings growth in the coming years. Within the consumer discretionary sector, the Portfolio again purchased a position in cruise operator Carnival, and added to the holdings of entertainment company Live Nation. We purchased the Carnival position as we believe the company no longer faced the risk of insolvency. In addition, Carnival’s convertible bonds have a high coupon, and offer downside protection and upside participation with the company’s common shares. We added to the Portfolio’s holdings of Live Nation as the company generates a great deal of free cash flow, and its common shares were trading at an attractive valuation.
Several large holdings left the Portfolio after they either matured or were called by the issuer. These included semiconductor company Silicon Laboratories and health insurer Elevance Health. Additionally, the preferred shares of testing and diagnostics company Danaher converted and we trimmed back our position. In addition, we cut the Portfolio’s exposure to the energy sector by trimming holdings of oil & gas exploration & production companies EQT and Pioneer Natural Resources. Lastly, we sold the Portfolio’s holdings of satellite television company DISH Network, as we were concerned about the company’s ability to refinance its large debt load and meet capital spending requirements.
How did the Portfolio’s sector weightings change during the reporting period?
There were no material changes to positioning during the reporting period. The Portfolio increased its exposure to the industrials, consumer discretionary and health care sectors. Conversely, the Portfolio decreased its exposure to the energy sector and, to a lesser degree, information technology.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2023, the Portfolio held overweight exposure relative to the Index in the health care, energy and consumer staples sectors. As of the same date, the Portfolio held underweight exposure in financials, information technology and utilities.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP MacKay Convertible Portfolio

Portfolio of Investments December 31, 2023†^
	Principal Amount	Value
Long-Term Bonds 1.1%
Corporate Bonds 1.1%
Biotechnology 0.5%
Bridgebio Pharma, Inc.
2.50%, due 3/15/27	$ 6,895,000	$ 8,346,398
Hotels, Restaurants & Leisure 0.6%
NCL Corp. Ltd.
5.375%, due 8/1/25	8,205,000	10,527,015
Total Corporate Bonds (Cost $16,869,030)		18,873,413
Total Long-Term Bonds (Cost $16,869,030)		18,873,413
Convertible Securities 89.8%
Convertible Bonds 84.9%
Automobile Components 1.1%
Patrick Industries, Inc.
1.75%, due 12/1/28	17,313,000	19,736,820
Automobiles 2.8%
Ford Motor Co.
(zero coupon), due 3/15/26	32,843,000	32,843,000
Rivian Automotive, Inc.
4.625%, due 3/15/29 (a)	11,411,000	16,078,099
		48,921,099
Beverages 1.4%
MGP Ingredients, Inc.
1.875%, due 11/15/41	20,955,000	24,517,350
Biotechnology 7.0%
Alnylam Pharmaceuticals, Inc.
1.00%, due 9/15/27	5,744,000	5,672,200
BioMarin Pharmaceutical, Inc.
1.25%, due 5/15/27 (b)	37,741,000	38,944,938
Exact Sciences Corp.
0.375%, due 3/1/28	34,798,000	32,710,120
Halozyme Therapeutics, Inc.
1.00%, due 8/15/28	18,801,000	17,513,131
Ionis Pharmaceuticals, Inc.
(zero coupon), due 4/1/26	13,035,000	13,777,995
Mirum Pharmaceuticals, Inc.
4.00%, due 5/1/29 (a)	10,839,000	13,223,580
		121,841,964
	Principal Amount	Value

Broadline Retail 1.2%
Etsy, Inc.
0.25%, due 6/15/28	$ 26,578,000	$ 21,344,792
Commercial Services & Supplies 1.3%
Tetra Tech, Inc.
2.25%, due 8/15/28 (a)	21,270,000	22,399,437
Communications Equipment 2.4%
Infinera Corp.
2.50%, due 3/1/27	4,490,000	4,120,914
Lumentum Holdings, Inc.
0.50%, due 12/15/26	26,640,000	23,869,440
Viavi Solutions, Inc.
1.00%, due 3/1/24	14,133,000	13,868,006
		41,858,360
Consumer Staples Distribution & Retail 0.7%
Chefs' Warehouse, Inc. (The)
2.375%, due 12/15/28	11,991,000	11,442,016
Electric Utilities 3.4%
NRG Energy, Inc.
2.75%, due 6/1/48	29,752,000	38,380,080
PG&E Corp.
4.25%, due 12/1/27 (a)	19,748,000	20,794,644
		59,174,724
Electrical Equipment 0.5%
Array Technologies, Inc.
1.00%, due 12/1/28	8,045,000	7,942,426
Electronic Equipment, Instruments & Components 0.7%
Advanced Energy Industries, Inc.
2.50%, due 9/15/28 (a)	11,024,000	11,657,880
Energy Equipment & Services 1.5%
Oil States International, Inc.
4.75%, due 4/1/26	26,829,000	26,863,878
Entertainment 2.9%
Liberty Media Corp.
2.25%, due 8/15/27	14,461,000	14,741,931
3.75%, due 3/15/28 (a)	14,595,000	17,492,107
Live Nation Entertainment, Inc.
3.125%, due 1/15/29 (a)(b)	16,943,000	19,282,828
		51,516,866

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Convertible Bonds (continued)
Financial Services 2.8%
Block, Inc.
0.125%, due 3/1/25	$ 20,457,000	$ 20,086,728
Euronet Worldwide, Inc.
0.75%, due 3/15/49	11,685,000	11,042,325
Shift4 Payments, Inc.
(zero coupon), due 12/15/25	15,202,000	16,941,109
		48,070,162
Food Products 0.9%
Post Holdings, Inc.
2.50%, due 8/15/27	15,651,000	15,893,591
Ground Transportation 1.2%
Uber Technologies, Inc.
Series 2028
0.875%, due 12/1/28 (a)	18,821,000	20,561,942
Health Care Equipment & Supplies 11.7%
CONMED Corp.
2.25%, due 6/15/27	24,108,000	24,214,075
Dexcom, Inc.
0.25%, due 11/15/25	16,942,000	17,772,158
Envista Holdings Corp.
1.75%, due 8/15/28 (a)	14,683,000	13,434,945
Haemonetics Corp.
(zero coupon), due 3/1/26	9,354,000	8,371,830
Integer Holdings Corp.
2.125%, due 2/15/28 (a)	18,837,000	24,130,197
Integra LifeSciences Holdings Corp.
0.50%, due 8/15/25	8,831,000	8,336,464
Lantheus Holdings, Inc.
2.625%, due 12/15/27	25,213,000	28,379,753
Merit Medical Systems, Inc.
3.00%, due 2/1/29 (a)	19,757,000	21,959,905
NuVasive, Inc.
0.375%, due 3/15/25	12,958,000	11,953,755
Omnicell, Inc.
0.25%, due 9/15/25	10,024,000	9,240,875
Shockwave Medical, Inc.
1.00%, due 8/15/28 (a)	14,655,000	14,339,918
TransMedics Group, Inc.
1.50%, due 6/1/28 (a)	20,422,000	23,154,464
		205,288,339
Health Care Technology 0.6%
Teladoc Health, Inc.
1.25%, due 6/1/27	12,551,000	10,378,422
	Principal Amount	Value

Hotel & Resort REITs 1.0%
Pebblebrook Hotel Trust
1.75%, due 12/15/26	$ 5,863,000	$ 5,250,903
Summit Hotel Properties, Inc.
1.50%, due 2/15/26	13,238,000	11,801,677
		17,052,580
Hotels, Restaurants & Leisure 5.3%
Booking Holdings, Inc.
0.75%, due 5/1/25	11,000,000	20,776,800
Carnival Corp.
5.75%, due 12/1/27	10,962,000	18,043,452
Cheesecake Factory, Inc. (The)
0.375%, due 6/15/26	9,488,000	8,230,840
Expedia Group, Inc.
(zero coupon), due 2/15/26	2,758,000	2,621,479
Marriott Vacations Worldwide Corp.
(zero coupon), due 1/15/26	3,060,000	2,701,980
NCL Corp. Ltd.
6.00%, due 5/15/24	1,756,000	2,650,506
Royal Caribbean Cruises Ltd.
6.00%, due 8/15/25	3,850,000	10,267,950
Sabre GLBL, Inc.
4.00%, due 4/15/25	1,185,000	1,168,766
Vail Resorts, Inc.
(zero coupon), due 1/1/26	30,094,000	26,915,321
		93,377,094
Interactive Media & Services 1.9%
Match Group Financeco 2, Inc.
0.875%, due 6/15/26 (a)	13,160,000	11,901,904
Snap, Inc.
(zero coupon), due 5/1/27	10,555,000	8,484,109
0.125%, due 3/1/28	12,850,000	10,112,950
Ziff Davis, Inc.
1.75%, due 11/1/26	3,285,000	3,120,750
		33,619,713
IT Services 2.4%
Akamai Technologies, Inc.
0.375%, due 9/1/27	18,297,000	20,465,194
MongoDB, Inc.
0.25%, due 1/15/26	7,540,000	14,919,775
Okta, Inc.
0.125%, due 9/1/25	7,194,000	6,658,047
		42,043,016
Machinery 0.5%
Greenbrier Cos., Inc. (The)
2.875%, due 4/15/28	9,472,000	9,339,392

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay Convertible Portfolio

	Principal Amount	Value
Convertible Bonds (continued)
Media 0.6%
Liberty Broadband Corp.
3.125%, due 3/31/53 (a)	$ 9,771,000	$ 9,703,580
Oil, Gas & Consumable Fuels 4.8%
EQT Corp.
1.75%, due 5/1/26	7,385,000	19,639,669
Northern Oil and Gas, Inc.
3.625%, due 4/15/29	6,828,000	8,084,352
Permian Resources Operating LLC
3.25%, due 4/1/28	7,534,000	17,530,865
Pioneer Natural Resources Co.
0.25%, due 5/15/25	15,534,000	37,825,290
		83,080,176
Passenger Airlines 2.1%
American Airlines Group, Inc.
6.50%, due 7/1/25	6,895,000	7,670,688
Southwest Airlines Co.
1.25%, due 5/1/25	29,005,000	29,418,321
		37,089,009
Pharmaceuticals 2.2%
Amphastar Pharmaceuticals, Inc.
2.00%, due 3/15/29 (a)	18,758,000	22,837,865
Pacira BioSciences, Inc.
0.75%, due 8/1/25	17,427,000	16,152,651
		38,990,516
Professional Services 0.2%
Parsons Corp.
0.25%, due 8/15/25	2,878,000	4,131,369
Real Estate Management & Development 1.1%
Zillow Group, Inc.
2.75%, due 5/15/25	17,202,000	18,987,568
Semiconductors & Semiconductor Equipment 5.7%
Enphase Energy, Inc.
(zero coupon), due 3/1/26	16,664,000	15,264,224
Impinj, Inc.
1.125%, due 5/15/27	4,870,000	5,326,806
Microchip Technology, Inc.
0.125%, due 11/15/24 (b)	35,083,000	38,503,592
ON Semiconductor Corp.
0.50%, due 3/1/29 (a)	24,345,000	25,988,287
	Principal Amount	Value

Semiconductors & Semiconductor Equipment (continued)
SolarEdge Technologies, Inc.
(zero coupon), due 9/15/25	$ 8,449,000	$ 7,725,766
Wolfspeed, Inc.
0.25%, due 2/15/28 (b)	9,771,000	6,629,624
1.875%, due 12/1/29	1,000	685
		99,438,984
Software 11.2%
Bentley Systems, Inc.
0.125%, due 1/15/26	3,445,000	3,421,230
BILL Holdings, Inc.
(zero coupon), due 12/1/25	5,190,000	4,894,170
Datadog, Inc.
0.125%, due 6/15/25	10,168,000	14,245,368
Dropbox, Inc.
(zero coupon), due 3/1/28	12,063,000	12,198,709
Envestnet, Inc.
2.625%, due 12/1/27	14,965,000	14,834,056
InterDigital, Inc.
2.00%, due 6/1/24	2,860,000	3,857,425
Model N, Inc.
1.875%, due 3/15/28 (a)	11,215,000	10,464,716
Nice Ltd.
(zero coupon), due 9/15/25	48,248,000	45,883,848
Palo Alto Networks, Inc.
0.375%, due 6/1/25	11,770,000	34,933,360
Q2 Holdings, Inc.
0.75%, due 6/1/26	2,800,000	2,558,640
Rapid7, Inc.
1.25%, due 3/15/29 (a)	6,375,000	7,116,412
Splunk, Inc.
1.125%, due 9/15/25	17,442,000	19,255,968
Workiva, Inc.
1.25%, due 8/15/28 (a)	8,290,000	8,401,915
Zscaler, Inc.
0.125%, due 7/1/25	9,088,000	13,818,304
		195,884,121
Specialty Retail 0.7%
Burlington Stores, Inc.
1.25%, due 12/15/27 (a)	10,100,000	11,418,050
Technology Hardware, Storage & Peripherals 1.1%
Seagate HDD Cayman
3.50%, due 6/1/28 (a)	4,885,000	5,918,178
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Convertible Bonds (continued)
Technology Hardware, Storage & Peripherals (continued)
Western Digital Corp.
1.50%, due 2/1/24 (c)	$ 4,634,000	$ 4,638,634
3.00%, due 11/15/28 (a)	7,380,000	9,044,190
		19,601,002
Total Convertible Bonds (Cost $1,456,680,810)		1,483,166,238

	Shares

Convertible Preferred Stocks 4.9%
Banks 1.6%
Bank of America Corp.
Series L
7.25% (d)	11,636	14,024,638
Wells Fargo & Co.
Series L
7.50% (d)	12,264	14,663,084
		28,687,722
Electric Utilities 1.0%
NextEra Energy, Inc.
6.926%	480,000	18,297,600
Financial Services 1.0%
Apollo Global Management, Inc.
6.75%	308,350	17,387,856
Independent Power and Renewable Electricity Producers 0.7%
AES Corp. (The)
6.875%	150,600	11,457,648
Machinery 0.6%
Chart Industries, Inc.
Series B
6.75%	172,700	9,598,666
Total Convertible Preferred Stocks (Cost $93,600,217)		85,429,492
Total Convertible Securities (Cost $1,550,281,027)		1,568,595,730
Common Stocks 1.3%
Life Sciences Tools & Services 1.0%
Danaher Corp.	76,813	17,769,919
	Shares	Value

Oil, Gas & Consumable Fuels 0.3%
Kosmos Energy Ltd. (e)	772,131	$ 5,180,999
Total Common Stocks (Cost $24,614,987)		22,950,918
Short-Term Investments 10.8%
Affiliated Investment Company 7.6%
MainStay U.S. Government Liquidity Fund, 5.235% (f)(g)	133,028,844	133,028,844
Unaffiliated Investment Companies 3.2%
BlackRock Liquidity FedFund, 5.374% (g)(h)	10,000,000	10,000,000
Dreyfus Treasury Obligations Cash Management Fund, 5.40% (g)(h)	8,610,264	8,610,264
Fidelity Government Portfolio, 5.356% (g)(h)	10,000,000	10,000,000
Goldman Sachs Financial Square Government Fund, 5.351% (g)(h)	10,000,000	10,000,000
Invesco Government & Agency Portfolio, 5.361% (g)(h)	4,394,609	4,394,609
Morgan Stanley Institutional Liquidity Fund Government Portfolio, 5.363% (g)(h)	7,000,000	7,000,000
RBC U.S. Government Money Market Fund, 5.293% (g)(h)	1,000,000	1,000,000
State Street Institutional U.S. Government Money Market Fund, 5.379% (g)(h)	5,505,068	5,505,068
		56,509,941
Total Short-Term Investments (Cost $189,538,785)		189,538,785
Total Investments (Cost $1,781,303,829)	103.0%	1,799,958,846
Other Assets, Less Liabilities	(3.0)	(52,844,020)
Net Assets	100.0%	$ 1,747,114,826

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	All or a portion of this security was held on loan. As of December 31, 2023, the aggregate market value of securities on loan was $55,262,886. The Portfolio received cash collateral with a value of $56,509,941. (See Note 2(G))
(c)	Step coupon—Rate shown was the rate in effect as of December 31, 2023.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay Convertible Portfolio

(d)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Non-income producing security.
(f)	As of December 31, 2023, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's share class.
(g)	Current yield as of December 31, 2023.
(h)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 87,784	$ 480,040	$ (434,795)	$ —	$ —	$ 133,029	$ 6,611	$ —	133,029
Abbreviation(s):
REIT—Real Estate Investment Trust
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 18,873,413	$ —	$ 18,873,413
Total Corporate Bonds	—	18,873,413	—	18,873,413
Convertible Securities
Convertible Bonds	—	1,483,166,238	—	1,483,166,238
Convertible Preferred Stocks	85,429,492	—	—	85,429,492
Total Convertible Securities	85,429,492	1,483,166,238	—	1,568,595,730
Common Stocks	22,950,918	—	—	22,950,918
Short-Term Investments
Affiliated Investment Company	133,028,844	—	—	133,028,844
Unaffiliated Investment Companies	56,509,941	—	—	56,509,941
Total Short-Term Investments	189,538,785	—	—	189,538,785
Total Investments in Securities	$ 297,919,195	$ 1,502,039,651	$ —	$ 1,799,958,846

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $1,648,274,985) including securities on loan of $55,262,886	$1,666,930,002
Investment in affiliated investment companies, at value (identified cost $133,028,844)	133,028,844
Cash	76,336
Receivables:
Dividends and interest	5,058,601
Portfolio shares sold	342,267
Securities lending	153,120
Other assets	9,465
Total assets	1,805,598,635
Liabilities
Cash collateral received for securities on loan	56,509,941
Payables:
Portfolio shares redeemed	893,821
Manager (See Note 3)	796,607
NYLIFE Distributors (See Note 3)	192,461
Professional fees	48,572
Shareholder communication	20,070
Custodian	14,535
Accrued expenses	7,802
Total liabilities	58,483,809
Net assets	$1,747,114,826
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 118,489
Additional paid-in-capital	1,679,991,510
1,680,109,999
Total distributable earnings (loss)	67,004,827
Net assets	$1,747,114,826
Initial Class
Net assets applicable to outstanding shares	$833,552,659
Shares of beneficial interest outstanding	56,160,743
Net asset value per share outstanding	$ 14.84
Service Class
Net assets applicable to outstanding shares	$905,662,582
Shares of beneficial interest outstanding	61,788,902
Net asset value per share outstanding	$ 14.66
Service 2 Class
Net assets applicable to outstanding shares	$ 7,899,585
Shares of beneficial interest outstanding	538,876
Net asset value and offering price per share outstanding	$ 14.66

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay Convertible Portfolio

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Interest	$ 17,815,926
Dividends-unaffiliated	6,624,788
Dividends-affiliated	6,610,636
Securities lending, net	1,867,424
Total income	32,918,774
Expenses
Manager (See Note 3)	9,262,503
Distribution/Service—Service Class (See Note 3)	2,228,740
Distribution/Service—Service 2 Class (See Note 3)	18,456
Professional fees	180,481
Shareholder communication	99,075
Trustees	43,982
Custodian	29,293
Shareholder service (See Note 3)	7,383
Miscellaneous	62,537
Total expenses	11,932,450
Net investment income (loss)	20,986,324
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	67,703,508
Net change in unrealized appreciation (depreciation) on unaffiliated investments	53,359,581
Net realized and unrealized gain (loss)	121,063,089
Net increase (decrease) in net assets resulting from operations	$142,049,413
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 20,986,324	$ 12,372,739
Net realized gain (loss)	67,703,508	(1,458,820)
Net change in unrealized appreciation (depreciation)	53,359,581	(272,476,633)
Net increase (decrease) in net assets resulting from operations	142,049,413	(261,562,714)
Distributions to shareholders:
Initial Class	(17,237,211)	(119,474,150)
Service Class	(17,118,342)	(135,597,007)
Service 2 Class	(130,346)	(1,046,632)
Total distributions to shareholders	(34,485,899)	(256,117,789)
Capital share transactions:
Net proceeds from sales of shares	106,654,993	113,733,843
Net asset value of shares issued to shareholders in reinvestment of distributions	34,485,899	256,117,789
Cost of shares redeemed	(163,442,197)	(275,440,951)
Increase (decrease) in net assets derived from capital share transactions	(22,301,305)	94,410,681
Net increase (decrease) in net assets	85,262,209	(423,269,822)
Net Assets
Beginning of year	1,661,852,617	2,085,122,439
End of year	$1,747,114,826	$1,661,852,617
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP MacKay Convertible Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 13.93	$ 18.68	$ 18.17	$ 13.60	$ 12.31
Net investment income (loss) (a)	0.19	0.13	0.10	0.10	0.13
Net realized and unrealized gain (loss)	1.03	(2.49)	1.56	4.74	2.56
Total from investment operations	1.22	(2.36)	1.66	4.84	2.69
Less distributions:
From net investment income	(0.31)	(0.55)	(0.22)	(0.11)	(0.20)
From net realized gain on investments	—	(1.84)	(0.93)	(0.16)	(1.20)
Total distributions	(0.31)	(2.39)	(1.15)	(0.27)	(1.40)
Net asset value at end of year	$ 14.84	$ 13.93	$ 18.68	$ 18.17	$ 13.60
Total investment return (b)	8.85%	(12.67)%	9.25%	36.04%	22.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.37%	0.82%	0.51%	0.70%	0.94%
Net expenses (c)	0.57%	0.57%	0.56%	0.61%	0.61%
Portfolio turnover rate	38%	14%	41%	49%	26%
Net assets at end of year (in 000's)	$ 833,553	$ 782,970	$ 946,696	$ 370,733	$ 202,104

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 13.76	$ 18.48	$ 17.99	$ 13.47	$ 12.21
Net investment income (loss) (a)	0.16	0.09	0.05	0.06	0.09
Net realized and unrealized gain (loss)	1.01	(2.46)	1.54	4.69	2.53
Total from investment operations	1.17	(2.37)	1.59	4.75	2.62
Less distributions:
From net investment income	(0.27)	(0.51)	(0.17)	(0.07)	(0.16)
From net realized gain on investments	—	(1.84)	(0.93)	(0.16)	(1.20)
Total distributions	(0.27)	(2.35)	(1.10)	(0.23)	(1.36)
Net asset value at end of year	$ 14.66	$ 13.76	$ 18.48	$ 17.99	$ 13.47
Total investment return (b)	8.58%	(12.89)%	8.98%	35.70%	22.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.12%	0.57%	0.25%	0.44%	0.69%
Net expenses (c)	0.82%	0.82%	0.81%	0.86%	0.86%
Portfolio turnover rate	38%	14%	41%	49%	26%
Net assets at end of year (in 000's)	$ 905,663	$ 872,109	$ 1,129,151	$ 982,863	$ 752,670

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Service Class 2	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 13.76	$ 18.48	$ 18.00	$ 13.47	$ 12.21
Net investment income (loss) (a)	0.14	0.08	0.03	0.05	0.08
Net realized and unrealized gain (loss)	1.02	(2.47)	1.53	4.70	2.53
Total from investment operations	1.16	(2.39)	1.56	4.75	2.61
Less distributions:
From net investment income	(0.26)	(0.49)	(0.15)	(0.06)	(0.15)
From net realized gain on investments	—	(1.84)	(0.93)	(0.16)	(1.20)
Total distributions	(0.26)	(2.33)	(1.08)	(0.22)	(1.35)
Net asset value at end of year	$ 14.66	$ 13.76	$ 18.48	$ 18.00	$ 13.47
Total investment return (b)	8.47%	(12.97)%	8.87%	35.57%	22.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.02%	0.47%	0.16%	0.32%	0.56%
Net expenses (c)	0.92%	0.92%	0.91%	0.96%	0.96%
Portfolio turnover rate	38%	14%	41%	49%	26%
Net assets at end of year (in 000's)	$ 7,900	$ 6,774	$ 9,275	$ 8,196	$ 6,555

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP MacKay Convertible Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Convertible Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Service 2 Class shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by participating insurance companies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	October 1, 1996
Service Class	June 5, 2003
Service 2 Class	April 26, 2016
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, each of Service Class and Service 2 Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to such Class's shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class and Service 2 Class shares.
The Portfolio's investment objective is to seek capital appreciation together with current income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation

21

Notes to Financial Statements (continued)
Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Certain convertible preferred stocks may be valued utilizing evaluated prices based on market inputs obtained from the pricing vendor and are generally categorized as Level 2 in the hierarchy.

22	MainStay VP MacKay Convertible Portfolio

Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method. Premium associated with the conversion feature on a convertible bond is not amortized.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses
23

Notes to Financial Statements (continued)
can be made. Expenses (other than fees incurred under the distribution and service plans and shareholder service plans, further discussed in Note 3(B), which are charged directly to the Service Class and Service 2 Class shares, as applicable) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(H) Debt and Convertible Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.
(I) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $2 billion; and 0.49% in excess of $2 billion. During the year ended December 31, 2023, the effective management fee rate was 0.54% of the Portfolio's average daily net assets.

24	MainStay VP MacKay Convertible Portfolio

During the year ended December 31, 2023, New York Life Investments earned fees from the Portfolio in the amount of $9,262,503 and paid the Subadvisor fees in the amount of $4,631,252.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution, Service and Shareholder Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class and Service 2 Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class and Service 2 Class shares of the Portfolio.
The Board has adopted a shareholder services plan (the “Service Plan”) with respect to the Service 2 Class shares of the Portfolio. Under the terms of the Services Plan, the Portfolio is authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered to shareholders of the Service 2 Class shares, in connection with the administration of plans or programs that use Portfolio shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Service 2 Class shares.
(C) Transfer and Dividend Disbursing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, serves as the transfer agent and dividend disbursing agent for Service Class and Service 2 Class shares of the Portfolio. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distributor Solutions, Inc. (“SS&C”), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended December 31, 2023, all associated fees were paid by the Manager.
Note 4-Federal Income Tax
As of December 31, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,797,148,859	$112,361,777	$(109,551,790)	$2,809,987
As of December 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$37,373,339	$26,821,501	$—	$2,809,987	$67,004,827
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to cumulative section 305(c) adjustment.
The Portfolio utilized $5,201,253 of capital loss carryforwards during the year ended December 31, 2023.
During the years ended December 31, 2023 and December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$34,485,899	$ 81,124,031
Long-Term Capital Gains	—	174,993,758
Total	$34,485,899	$256,117,789
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the
25

Notes to Financial Statements (continued)
agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2023, purchases and sales of securities, other than short-term securities, were $596,255 and $677,477, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2023 and December 31, 2022, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	716,916	$ 10,224,385
Shares issued to shareholders in reinvestment of distributions	1,207,380	17,237,211
Shares redeemed	(1,968,945)	(28,103,401)
Net increase (decrease)	(44,649)	$ (641,805)
Year ended December 31, 2022:
Shares sold	960,462	$ 15,906,247
Shares issued to shareholders in reinvestment of distributions	8,323,723	119,474,150
Shares redeemed	(3,767,669)	(61,588,499)
Net increase (decrease)	5,516,516	$ 73,791,898

Service Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	6,712,086	$ 94,803,492
Shares issued to shareholders in reinvestment of distributions	1,215,573	17,118,342
Shares redeemed	(9,515,370)	(134,196,532)
Net increase (decrease)	(1,587,711)	$ (22,274,698)
Year ended December 31, 2022:
Shares sold	5,529,322	$ 89,567,994
Shares issued to shareholders in reinvestment of distributions	9,560,026	135,597,007
Shares redeemed	(12,812,180)	(204,200,397)
Net increase (decrease)	2,277,168	$ 20,964,604

Service 2 Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	118,793	$ 1,627,116
Shares issued to shareholders in reinvestment of distributions	9,249	130,346
Shares redeemed	(81,329)	(1,142,264)
Net increase (decrease)	46,713	$ 615,198
Year ended December 31, 2022:
Shares sold	499,962	$ 8,259,602
Shares issued to shareholders in reinvestment of distributions	73,917	1,046,632
Shares redeemed	(583,606)	(9,652,055)
Net increase (decrease)	(9,727)	$ (345,821)
Note 10–Other Matters
As of the date of this report, the Portfolio faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes,

26	MainStay VP MacKay Convertible Portfolio

hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Portfolio's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP MacKay Convertible Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Convertible Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2024
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
28	MainStay VP MacKay Convertible Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP MacKay Convertible Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, MacKay personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements.  In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio manager of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have invested in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Portfolio and considered the terms of each of the Advisory Agreements.  The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at MacKay.  The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Portfolio.  The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Portfolio.  In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks.  The Board

30	MainStay VP MacKay Convertible Portfolio

considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between representatives of MacKay and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay, and profitability of New York Life Investments and its affiliates, including MacKay due to their relationships with the Portfolio, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio.  The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio.  The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio.  In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts.  The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor, and insurance companies affiliated with New York Life Investments would be entitled to receive fees from the Portfolio under a distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Portfolio, if any.  The Board considered the contractual management fee schedule for the Portfolio as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses.  The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.  The Board noted that New York Life Investments proposed an additional management fee and subadvisory fee breakpoint for the Portfolio, effective May 1, 2024.
Additionally, the Board noted that NYLIM Service Company LLC, an affiliate of New York Life Investments, serves as the transfer agent and dividend disbursing agent for the Service Class and Service 2 Class Shares of the Portfolio but that the Service Class and Service 2 Class Shares do not incur any fees for these services.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Portfolio and whether the Portfolio’s management fee and expense structure permits any economies of scale to be appropriately shared with the Portfolio’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio.  The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Portfolio’s shareholders through the Portfolio’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

32	MainStay VP MacKay Convertible Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
33

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay VP Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay Funds: Trustee since 2023 (11 Funds)
MainStay Funds Trust: Trustee since 2023 (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
34	MainStay VP MacKay Convertible Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay VP Funds Trust: Chair since 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC since 1990	81	MainStay Funds: Chair since January 2017 and Trustee since 2007 (11 Funds); MainStay Funds Trust: Chair since January 2017 and Trustee since 1990 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay Funds: Trustee since 2006 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
36	MainStay VP MacKay Convertible Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015 to 2016); Managing Director, Product Development (from 2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
37

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP Natural Resources Portfolio
MainStay VP PineStone International Equity Portfolio1
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio2
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
PineStone Asset Management Inc.
Montreal, Québec
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to August 28, 2023, the Portfolio's name was MainStay VP MacKay International Equity Portfolio.
2.	Effective on or about May 1, 2024, the MainStay VP MacKay Government Portfolio will be renamed the MainStay VP U.S. Infrastructure Bond Portfolio.
Not part of the Annual Report

2023 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2024 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015869	MSVPC11-02/24
(NYLIAC) NI512

MainStay VP Wellington Growth Portfolio

Message from the President and Annual Report
December 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit our website.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Against a backdrop of easing inflationary pressures and continued economic growth, stocks and bonds generally gained ground during the 12-month period ended December 31, 2023, despite high levels of volatility and sharp disparities between the performance of the different market sectors.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation, interest rate, and economic growth trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 6.4% in January, and 3.4% in December 2023. At the same time, the Fed increased the benchmark federal funds rate from 4.25%–4.50% at the beginning of reporting period, to 5.25%–5.50% as of the end of 2023. Despite the increasing cost of capital and tighter lending environment that resulted from rising rates, economic growth remained surprisingly robust, bolstered by high levels of consumer spending, low levels of unemployment and better-than-expected corporate earnings. With the pace of rate increases slowing from the prior year, investors began hoping for an early shift to a looser monetary policy, with stock prices and bond yields reacting as economic data and statements from the Fed either reinforced or undercut those hopes. Following months of hawkish rhetoric, the Fed finally reversed its stance in December 2023, signaling a positive economic outlook with little chance of a recession and a likelihood of rate cuts in 2024.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced strong gains during the reporting period-– recovering all its losses from 2022 and approached new record territory. A preponderance of the Index’s gains were generated by a relatively small number of mega-cap stocks in the information technology, communication services and consumer discretionary sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened during the closing weeks of the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced generally positive returns, bolstered by attractive and relatively stable yields. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield. Corporate bond prices trended moderately higher, generally outperforming government securities. After years of low yields and tight credit spreads, the corporate sector benefited from more attractive valuations and income opportunities. Among corporates, markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. International bond markets produced mixed returns, with emerging-markets issues advancing over their developed-markets counterparts.
The market volatility of recent years reminds us of the constant need for experienced and steadfast portfolio management in the face of uncertainty. New York Life Investments remains dedicated to providing you, as a valued MainStay VP investor, with the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

MainStay VP Wellington Growth Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date[1,2,3]	One Year	Five Years	Ten Years	Gross Expense Ratio[4]
Initial Class Shares	1/29/1993	38.61%	13.79%	10.32%	0.73%
Service Class Shares	6/5/2003	38.26	13.51	10.05	0.98

1.	Effective January 11, 2013 and July 29, 2016, the Portfolio modified its principal investment strategies in connection with changes in the Portfolio’s Subadvisor. The past performance in the graph and table reflect the Subadvisors and strategies in place during their respective time periods.
2.	Effective January 1, 2018 due to an organizational restructuring, all investment personnel of Cornerstone Capital Management Holdings LLC, a former subadvisor, transitioned to MacKay Shields LLC.
3.	Effective May 1, 2021, the Portfolio replaced its subadvisor, MacKay Shields LLC, and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisors and principal investment strategies.
4.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 1000® Growth Index[1]	42.68%	19.50%	14.86%
Morningstar Large Growth Category Average[2]	36.74	15.74	12.03

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Russell 1000® Growth Index is the Portfolio's primary benchmark. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.
2.	The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Wellington Growth Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,092.20	$3.80	$1,021.58	$3.67	0.72%
Service Class Shares	$1,000.00	$1,090.80	$5.11	$1,020.32	$4.94	0.97%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Wellington Growth Portfolio

Industry Composition as of December 31, 2023 (Unaudited)
Software	19.3%
Interactive Media & Services	10.9
Semiconductors & Semiconductor Equipment	10.0
Financial Services	7.8
Technology Hardware, Storage & Peripherals	7.2
Capital Markets	5.9
Broadline Retail	4.6
Pharmaceuticals	4.1
Health Care Providers & Services	2.9
Hotels, Restaurants & Leisure	2.7
IT Services	2.7
Specialized REITs	2.7
Insurance	2.6
Life Sciences Tools & Services	1.8
Aerospace & Defense	1.6
Commercial Services & Supplies	1.5
Specialty Retail	1.5%
Ground Transportation	1.5
Entertainment	1.4
Professional Services	1.3
Health Care Equipment & Supplies	1.1
Health Care REITs	1.0
Biotechnology	1.0
Textiles, Apparel & Luxury Goods	0.6
Automobiles	0.5
Industrial REITs	0.5
Consumer Finance	0.4
Machinery	0.3
Short–Term Investments	0.7
Other Assets, Less Liabilities	–0.1
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2023 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Apple, Inc.
3.	Alphabet, Inc., Class C
4.	Amazon.com, Inc.
5.	NVIDIA Corp.
6.	Mastercard, Inc., Class A
7.	Meta Platforms, Inc., Class A
8.	UnitedHealth Group, Inc.
9.	Eli Lilly & Co.
10.	S&P Global, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Andrew J. Shilling, CFA, and Clark R. Shields of Wellington Management Company LLP (“Wellington”), the Portfolio’s Subadvisor.
How did MainStay VP Wellington Growth Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2023?
For the 12 months ended December 31, 2023, MainStay VP Wellington Growth Portfolio returned 38.61% for Initial Class shares and 38.26% for Service Class shares. Over the same period, both share classes underperformed the 42.68% return of the Russell 1000® Growth Index (“the Index”), which is the Portfolio’s benchmark, and outperformed the 36.74% return of the Morningstar Large Growth Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
During the reporting period, the Portfolio underperformed the Index primarily due to security selection. Sector allocation, a result of our bottom-up stock selection process, modestly detracted from relative performance as well.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
Security selection in the health care, communication services and consumer discretionary sectors detracted most significantly from results relative to the Index, while selection in industrials and information technology made the strongest positive contributions. (Contributions take weightings and total returns into account.) From a sector allocation perspective, overweight exposure to financials and health care, and underweight exposure to consumer discretionary detracted from relative returns. These negative contributions were partially offset by the Portfolio’s underweight exposure to consumer staples, materials and industrials, which contributed positively to relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
During the reporting period, many technology stocks reversed their 2022 declines as new artificial intelligence (“AI”) applications jolted technology holdings higher. At the issuer level, the individual stocks making the strongest positive contributions to absolute performance included enterprise software company Microsoft, semiconductor maker NVIDIA and consumer electronics firm Apple. Microsoft shares rose as the company remained well-aligned with many of the most important secular drivers in enterprise technology, including cloud infrastructure, workforce collaboration, cyber security, AI /machine learning frameworks and developer tools. Continued strong business fundamentals and optimism regarding the future of emerging AI-technologies drove performance. NVIDIA shares gained ground after management reported strong first-quarter earnings and far-better-than-expected guidance on continuing demand for its chips for AI applications. Apple shares rose in response to growing revenues in the company’s services and iPhone divisions. Apple’s valuation reflected a very positive view of the company’s ability to continue to grow revenue and earnings per share (EPS), we believe there are more attractive opportunities elsewhere. As of the end of the reporting period, the Portfolio maintained an overweight position in NVIDIA and underweight positions in Microsoft and Apple.
The most significant detractors from absolute performance included salesforce productivity company ZoomInfo Technologies (ZoomInfo), financial management firm The Charles Schwab Corporation (Schwab) and global prestige beauty products maker The Estée Lauder Companies (Estée Lauder). ZoomInfo shares declined due to macroeconomic pressures, which caused a slowdown in spending and hiring at certain customers. The stock price reflects a long-term negative view of the company prospects, while our view remains positive. After the collapse of Silicon Valley Bank in March 2023, which sparked a material sell off of financial sector companies, Schwab shares fell sharply. Estée Lauder shares lost ground, as weak sales in China weighed on investor sentiment. As of the end of the reporting period, the Portfolio maintained an overweight position in ZoomInfo and had eliminated its holdings in Schwab and Estée Lauder.
Did the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the Portfolio initiated positions in social media company Meta Platforms and pharmaceutical company Eli Lilly. Meta has started to monetize their Reels platform, which we anticipate will be a strong contributor to earnings and is also likely to benefit from increased regulatory and government scrutiny of competitor TikTok. In addition, we are encouraged by Meta’s increased focus on cost efficiency, and management’s intention to reduce spending on the metaverse. Eli Lilly stock benefited in 2023 from evidence that GLP-1 drugs—including the company’s Mounjaro and Zepbound—have a profound impact not only on blood sugar and weight, but also on other serious health conditions, such as cardiovascular and kidney disease. We added a position due to Eli Lilly’s best-in-class incretin portfolio and strong, diversified drug pipeline.
During the same period, the Portfolio eliminated positions in international alcoholic beverage producer Constellation Brands and consumer credit reporting agency Equifax. Despite strong execution and resilient beer volumes, we eliminated the Portfolio’s position in Constellation Brands to fund other investment opportunities. We sold the Portfolio’s Equifax holdings due to a combination of weakness in the mortgage market and a dramatic deceleration in the company’s non-mortgage businesses.

1.	See "Investment and Performance Comparison" for more information on benchmark and peer group returns.
8	MainStay VP Wellington Growth Portfolio

How did the Portfolio’s sector weightings change during the reporting period?
The most notable increase to sector exposures occurred in financials, where the Portfolio ended the reporting period with an overweight position relative to the Index. The most notable reduction was in information technology, which shifted from an overweight position to an underweight position during the reporting period.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2023, the Portfolio held its most overweight exposures relative to the Index in the financials and real estate sectors. As of the same date, the Portfolio’s most significantly underweight positions were in the consumer discretionary, information technology and consumer staples sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2023†^
	Shares	Value
Common Stocks 99.4%
Aerospace & Defense 1.6%
Airbus SE, ADR	109,404	$ 4,219,712
General Dynamics Corp.	20,484	5,319,080
		9,538,792
Automobiles 0.5%
Tesla, Inc. (a)	13,186	3,276,457
Biotechnology 1.0%
Vertex Pharmaceuticals, Inc. (a)	15,048	6,122,881
Broadline Retail 4.6%
Amazon.com, Inc. (a)	186,309	28,307,789
Capital Markets 5.9%
Ares Management Corp.	46,899	5,577,229
Blackstone, Inc.	21,254	2,782,574
KKR & Co., Inc.	57,305	4,747,719
Morgan Stanley	54,360	5,069,070
MSCI, Inc.	12,631	7,144,725
S&P Global, Inc.	24,888	10,963,662
		36,284,979
Commercial Services & Supplies 1.5%
Copart, Inc. (a)	124,696	6,110,104
Waste Connections, Inc.	22,085	3,296,628
		9,406,732
Consumer Finance 0.4%
American Express Co.	11,600	2,173,144
Entertainment 1.4%
Netflix, Inc. (a)	17,231	8,389,429
Financial Services 7.8%
FleetCor Technologies, Inc. (a)	35,793	10,115,460
Global Payments, Inc.	31,146	3,955,542
Mastercard, Inc., Class A	61,591	26,269,177
Visa, Inc., Class A	29,119	7,581,132
		47,921,311
Ground Transportation 1.5%
Uber Technologies, Inc. (a)	145,153	8,937,070
Health Care Equipment & Supplies 1.1%
Boston Scientific Corp. (a)	64,010	3,700,418
	Shares	Value

Health Care Equipment & Supplies (continued)
Stryker Corp.	10,141	$ 3,036,824
		6,737,242
Health Care Providers & Services 2.9%
UnitedHealth Group, Inc.	33,861	17,826,801
Health Care REITs 1.0%
Welltower, Inc.	71,040	6,405,677
Hotels, Restaurants & Leisure 2.7%
Airbnb, Inc., Class A (a)	63,373	8,627,600
Hilton Worldwide Holdings, Inc.	44,121	8,033,993
		16,661,593
Industrial REITs 0.5%
Prologis, Inc.	24,435	3,257,185
Insurance 2.6%
Marsh & McLennan Cos., Inc.	30,449	5,769,172
Progressive Corp. (The)	65,658	10,458,006
		16,227,178
Interactive Media & Services 10.9%
Alphabet, Inc., Class C (a)	257,458	36,283,556
Meta Platforms, Inc., Class A (a)	69,094	24,456,512
ZoomInfo Technologies, Inc. (a)	315,732	5,837,885
		66,577,953
IT Services 2.7%
Gartner, Inc. (a)	7,626	3,440,165
MongoDB, Inc. (a)	19,432	7,944,773
Shopify, Inc., Class A (a)	64,728	5,042,311
VeriSign, Inc. (a)	1,036	213,375
		16,640,624
Life Sciences Tools & Services 1.8%
Danaher Corp.	37,807	8,746,271
Mettler-Toledo International, Inc. (a)	1,663	2,017,153
		10,763,424
Machinery 0.3%
IDEX Corp.	7,311	1,587,291
Pharmaceuticals 4.1%
Eli Lilly & Co.	25,606	14,926,249
Zoetis, Inc.	50,088	9,885,869
		24,812,118

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Wellington Growth Portfolio

	Shares	Value
Common Stocks (continued)
Professional Services 1.3%
TransUnion	114,070	$ 7,837,750
Semiconductors & Semiconductor Equipment 10.0%
Advanced Micro Devices, Inc. (a)	56,846	8,379,669
ARM Holdings plc, ADR (a)(b)	15,096	1,134,389
ASML Holding NV (Registered)	9,558	7,234,641
Microchip Technology, Inc.	63,660	5,740,859
Monolithic Power Systems, Inc.	16,231	10,238,190
NVIDIA Corp.	57,057	28,255,768
		60,983,516
Software 19.3%
ANSYS, Inc. (a)	16,780	6,089,126
Atlassian Corp., Class A (a)	35,344	8,406,924
Cadence Design Systems, Inc. (a)	18,977	5,168,766
HubSpot, Inc. (a)	11,537	6,697,690
Intuit, Inc.	17,431	10,894,898
Microsoft Corp.	169,160	63,610,926
Salesforce, Inc. (a)	29,964	7,884,727
ServiceNow, Inc. (a)	13,243	9,356,047
		118,109,104
Specialized REITs 2.7%
American Tower Corp.	46,607	10,061,519
Equinix, Inc.	7,863	6,332,782
		16,394,301
Specialty Retail 1.5%
TJX Cos., Inc. (The)	98,107	9,203,418
Technology Hardware, Storage & Peripherals 7.2%
Apple, Inc.	229,468	44,179,474
Textiles, Apparel & Luxury Goods 0.6%
Lululemon Athletica, Inc. (a)	7,193	3,677,709
Total Common Stocks (Cost $475,156,271)		608,240,942
	Shares	Value
Short-Term Investments 0.7%
Affiliated Investment Company 0.6%
MainStay U.S. Government Liquidity Fund, 5.235% (c)	3,733,076	$ 3,733,076
Unaffiliated Investment Company 0.1%
Invesco Government & Agency Portfolio, 5.361% (c)(d)	212,170	212,170
Total Short-Term Investments (Cost $3,945,246)		3,945,246
Total Investments (Cost $479,101,517)	100.1%	612,186,188
Other Assets, Less Liabilities	(0.1)	(463,992)
Net Assets	100.0%	$ 611,722,196

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of December 31, 2023, the aggregate market value of securities on loan was $1,134,314; the total market value of collateral held by the Portfolio was $1,287,477. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $1,075,307. The Portfolio received cash collateral with a value of $212,170. (See Note 2(G))
(c)	Current yield as of December 31, 2023.
(d)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 16,085	$ 118,008	$ (130,360)	$ —	$ —	$ 3,733	$ 454	$ —	3,733
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2023†^ (continued)
Abbreviation(s):
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 608,240,942	$ —	$ —	$ 608,240,942
Short-Term Investments
Affiliated Investment Company	3,733,076	—	—	3,733,076
Unaffiliated Investment Company	212,170	—	—	212,170
Total Short-Term Investments	3,945,246	—	—	3,945,246
Total Investments in Securities	$ 612,186,188	$ —	$ —	$ 612,186,188

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Wellington Growth Portfolio

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $475,368,441) including securities on loan of $1,134,314	$608,453,112
Investment in affiliated investment companies, at value (identified cost $3,733,076)	3,733,076
Receivables:
Investment securities sold	2,377,978
Dividends	152,905
Portfolio shares sold	7,152
Securities lending	1,796
Other assets	3,263
Total assets	614,729,282
Liabilities
Cash collateral received for securities on loan	212,170
Payables:
Investment securities purchased	2,175,067
Manager (See Note 3)	354,410
Portfolio shares redeemed	176,575
Shareholder communication	34,718
Professional fees	29,172
Custodian	10,277
NYLIFE Distributors (See Note 3)	8,289
Accrued expenses	6,408
Total liabilities	3,007,086
Net assets	$611,722,196
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 25,079
Additional paid-in-capital	535,322,975
535,348,054
Total distributable earnings (loss)	76,374,142
Net assets	$611,722,196
Initial Class
Net assets applicable to outstanding shares	$572,152,635
Shares of beneficial interest outstanding	23,406,205
Net asset value per share outstanding	$ 24.44
Service Class
Net assets applicable to outstanding shares	$ 39,569,561
Shares of beneficial interest outstanding	1,673,131
Net asset value per share outstanding	$ 23.65

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $16,859)	$ 3,586,564
Dividends-affiliated	453,981
Securities lending, net	4,838
Total income	4,045,383
Expenses
Manager (See Note 3)	4,083,433
Distribution/Service—Service Class (See Note 3)	95,322
Professional fees	91,731
Custodian	23,708
Trustees	14,999
Miscellaneous	24,323
Total expenses	4,333,516
Net investment income (loss)	(288,133)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	2,925,180
Net change in unrealized appreciation (depreciation) on unaffiliated investments	189,464,907
Net realized and unrealized gain (loss)	192,390,087
Net increase (decrease) in net assets resulting from operations	$192,101,954
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Wellington Growth Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (288,133)	$ (827,127)
Net realized gain (loss)	2,925,180	(58,896,810)
Net change in unrealized appreciation (depreciation)	189,464,907	(205,606,983)
Net increase (decrease) in net assets resulting from operations	192,101,954	(265,330,920)
Distributions to shareholders:
Initial Class	—	(171,459,297)
Service Class	—	(12,259,342)
Total distributions to shareholders	—	(183,718,639)
Capital share transactions:
Net proceeds from sales of shares	3,301,321	94,150,878
Net asset value of shares issued to shareholders in reinvestment of distributions	—	183,718,639
Cost of shares redeemed	(127,839,061)	(58,166,556)
Increase (decrease) in net assets derived from capital share transactions	(124,537,740)	219,702,961
Net increase (decrease) in net assets	67,564,214	(229,346,598)
Net Assets
Beginning of year	544,157,982	773,504,580
End of year	$ 611,722,196	$ 544,157,982
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 17.64	$ 40.09	$ 39.15	$ 32.64	$ 27.74
Net investment income (loss) (a)	(0.01)	(0.03)	(0.12)	0.12	0.18
Net realized and unrealized gain (loss)	6.81	(13.45)	7.70	10.08	7.77
Total from investment operations	6.80	(13.48)	7.58	10.20	7.95
Less distributions:
From net investment income	—	—	(0.15)	(0.21)	(0.19)
From net realized gain on investments	—	(8.97)	(6.49)	(3.48)	(2.86)
Total distributions	—	(8.97)	(6.64)	(3.69)	(3.05)
Net asset value at end of year	$ 24.44	$ 17.64	$ 40.09	$ 39.15	$ 32.64
Total investment return (b)	38.55%(c)	(33.17)%	19.75%	32.30%	30.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.03)%	(0.12)%	(0.28)%	0.35%	0.56%
Net expenses (d)	0.72%	0.73%	0.72%	0.73%	0.72%
Expenses (before waiver/reimbursement) (d)	0.72%	0.73%	0.73%	0.73%	0.72%
Portfolio turnover rate	40%	42%	48%	144%	156%
Net assets at end of year (in 000's)	$ 572,153	$ 509,030	$ 716,521	$ 590,841	$ 652,081

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 17.11	$ 39.39	$ 38.57	$ 32.19	$ 27.38
Net investment income (loss) (a)	(0.06)	(0.10)	(0.22)	0.04	0.10
Net realized and unrealized gain (loss)	6.60	(13.21)	7.57	9.93	7.66
Total from investment operations	6.54	(13.31)	7.35	9.97	7.76
Less distributions:
From net investment income	—	—	(0.04)	(0.11)	(0.09)
From net realized gain on investments	—	(8.97)	(6.49)	(3.48)	(2.86)
Total distributions	—	(8.97)	(6.53)	(3.59)	(2.95)
Net asset value at end of year	$ 23.65	$ 17.11	$ 39.39	$ 38.57	$ 32.19
Total investment return (b)	38.22%(c)	(33.33)%	19.45%	31.97%	29.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.28)%	(0.37)%	(0.53)%	0.11%	0.32%
Net expenses (d)	0.97%	0.98%	0.97%	0.98%	0.97%
Expenses (before waiver/reimbursement) (d)	0.97%	0.98%	0.98%	0.98%	0.97%
Portfolio turnover rate	40%	42%	48%	144%	156%
Net assets at end of year (in 000's)	$ 39,570	$ 35,128	$ 56,983	$ 57,351	$ 56,122

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Wellington Growth Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Wellington Growth Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

17

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value.
Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates

18	MainStay VP Wellington Growth Portfolio

the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
19

Notes to Financial Statements (continued)
(H) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the year ended December 31, 2023, the effective management fee rate was 0.69% of the Portfolio's average daily net assets.
During the year ended December 31, 2023, New York Life Investments earned fees from the Portfolio in the amount of $4,083,433 and paid the Subadvisor fees in the amount of $1,687,856.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$483,693,402	$138,067,155	$(9,574,369)	$128,492,786
As of December 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(52,198,170)	$79,526	$128,492,786	$76,374,142
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

20	MainStay VP Wellington Growth Portfolio

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2023 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$365,022	$(365,022)
The reclassifications for the Portfolio are primarily due to net operating losses.
As of December 31, 2023, for federal income tax purposes, capital loss carryforwards of $52,198,170, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$44,091	$8,107
The Portfolio utilized $3,412,663 of capital loss carryforwards during the year ended December 31, 2023.
During the years ended December 31, 2023 and December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$—	$ 50,614,417
Long-Term Capital Gains	—	133,104,222
Total	$—	$183,718,639
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the
Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2023, purchases and sales of securities, other than short-term securities, were $235,142 and $347,604, respectively.
The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. During the year ended December 31, 2023, such purchases were $815.
21

Notes to Financial Statements (continued)
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2023 and December 31, 2022, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	127,521	$ 2,517,254
Shares redeemed	(5,584,865)	(119,216,813)
Net increase (decrease)	(5,457,344)	$(116,699,559)
Year ended December 31, 2022:
Shares sold	2,942,593	$ 91,387,732
Shares issued to shareholders in reinvestment of distributions	9,922,872	171,459,297
Shares redeemed	(1,875,302)	(52,233,565)
Net increase (decrease)	10,990,163	$ 210,613,464

Service Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	38,294	$ 784,067
Shares redeemed	(418,809)	(8,622,248)
Net increase (decrease)	(380,515)	$ (7,838,181)
Year ended December 31, 2022:
Shares sold	98,484	$ 2,763,146
Shares issued to shareholders in reinvestment of distributions	731,094	12,259,342
Shares redeemed	(222,717)	(5,932,991)
Net increase (decrease)	606,861	$ 9,089,497
Note 10–Other Matters
As of the date of this report, the Portfolio faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Portfolio's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
22	MainStay VP Wellington Growth Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP Wellington Growth Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Wellington Growth Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2024
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
23

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Wellington Growth Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Wellington Management Company LLP (“WMC”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and WMC in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and WMC in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or WMC that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, WMC personnel. In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and WMC; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and WMC; (iii) the costs of the services provided, and profits realized, by New York Life Investments and WMC with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and WMC. The Board’s

24	MainStay VP Wellington Growth Portfolio

decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and WMC resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have invested in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and WMC
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by WMC, evaluating the performance of WMC, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of WMC and ongoing analysis of, and interactions with, WMC with respect to, among other things, the Portfolio’s investment performance and risks as well as WMC’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii)
compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that WMC provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated WMC’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and WMC’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at WMC. The Board considered New York Life Investments’ and WMC’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and WMC and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Portfolio. The Board also considered WMC’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and WMC regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net
25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between representatives of WMC and the members of the Board’s Investment Committee, which generally occur on an annual basis. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the three-, five- and ten-year periods ended July 31, 2023, and performed favorably compared to its peer funds for the one-year period ended July 31, 2023. The Board considered its discussions with representatives from New York Life Investments and WMC regarding the Portfolio’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and WMC
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profitability of New York Life Investments and its affiliates and WMC due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds. With respect to the profitability of WMC’s relationship with the Portfolio, the Board considered information from New York Life Investments that WMC’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of WMC’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and WMC, and profitability of New York Life Investments and its affiliates and WMC due to their relationships with the Portfolio, the
Board considered, among other factors, New York Life Investments’ and its affiliates’ and WMC’s continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and WMC and acknowledged that New York Life Investments and WMC must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and WMC to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and WMC and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to WMC from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to WMC in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between WMC and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and WMC that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.

26	MainStay VP Wellington Growth Portfolio

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor, and insurance companies affiliated with New York Life Investments would be entitled to receive fees from the Portfolio under a distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to WMC and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to WMC, the Board considered that any profits realized by WMC due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and WMC, acknowledging that any such profits are based on the subadvisory fee paid to WMC by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to WMC is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and WMC on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedule for the Portfolio as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Portfolio and whether the Portfolio’s management fee and expense structure permits any economies of scale to be appropriately shared with the Portfolio’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Portfolio’s shareholders through the Portfolio’s management fee and expense structure and other methods to share benefits from economies of scale.
27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
28	MainStay VP Wellington Growth Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
29

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay VP Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay Funds: Trustee since 2023 (11 Funds)
MainStay Funds Trust: Trustee since 2023 (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
30	MainStay VP Wellington Growth Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay VP Funds Trust: Chair since 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC since 1990	81	MainStay Funds: Chair since January 2017 and Trustee since 2007 (11 Funds); MainStay Funds Trust: Chair since January 2017 and Trustee since 1990 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
31

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay Funds: Trustee since 2006 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
32	MainStay VP Wellington Growth Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015 to 2016); Managing Director, Product Development (from 2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
33

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP Natural Resources Portfolio
MainStay VP PineStone International Equity Portfolio1
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio2
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
PineStone Asset Management Inc.
Montreal, Québec
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to August 28, 2023, the Portfolio's name was MainStay VP MacKay International Equity Portfolio.
2.	Effective on or about May 1, 2024, the MainStay VP MacKay Government Portfolio will be renamed the MainStay VP U.S. Infrastructure Bond Portfolio.
Not part of the Annual Report

2023 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2024 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015881	MSVPCG11-02/24
(NYLIAC) NI513

MainStay VP Epoch U.S. Equity Yield Portfolio

Message from the President and Annual Report
December 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit our website.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Against a backdrop of easing inflationary pressures and continued economic growth, stocks and bonds generally gained ground during the 12-month period ended December 31, 2023, despite high levels of volatility and sharp disparities between the performance of the different market sectors.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation, interest rate, and economic growth trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 6.4% in January, and 3.4% in December 2023. At the same time, the Fed increased the benchmark federal funds rate from 4.25%–4.50% at the beginning of reporting period, to 5.25%–5.50% as of the end of 2023. Despite the increasing cost of capital and tighter lending environment that resulted from rising rates, economic growth remained surprisingly robust, bolstered by high levels of consumer spending, low levels of unemployment and better-than-expected corporate earnings. With the pace of rate increases slowing from the prior year, investors began hoping for an early shift to a looser monetary policy, with stock prices and bond yields reacting as economic data and statements from the Fed either reinforced or undercut those hopes. Following months of hawkish rhetoric, the Fed finally reversed its stance in December 2023, signaling a positive economic outlook with little chance of a recession and a likelihood of rate cuts in 2024.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced strong gains during the reporting period-– recovering all its losses from 2022 and approached new record territory. A preponderance of the Index’s gains were generated by a relatively small number of mega-cap stocks in the information technology, communication services and consumer discretionary sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened during the closing weeks of the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced generally positive returns, bolstered by attractive and relatively stable yields. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield. Corporate bond prices trended moderately higher, generally outperforming government securities. After years of low yields and tight credit spreads, the corporate sector benefited from more attractive valuations and income opportunities. Among corporates, markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. International bond markets produced mixed returns, with emerging-markets issues advancing over their developed-markets counterparts.
The market volatility of recent years reminds us of the constant need for experienced and steadfast portfolio management in the face of uncertainty. New York Life Investments remains dedicated to providing you, as a valued MainStay VP investor, with the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	5/1/1998	8.69%	10.10%	7.17%	0.71%
Service Class Shares	6/5/2003	8.42	9.82	6.91	0.96

1.	Effective January 9, 2017, the Portfolio replaced its subadvisor and modified its principal investment strategy as of March 13, 2017. The past performance in the graph and table prior to those dates reflects the Portfolio’s prior subadvisor and principal investment strategies.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 1000® Value Index[1]	11.46%	10.91%	8.40%
U.S. Equity Yield Composite Index[2]	7.18	8.88	8.92
Morningstar Large Value Category Average[3]	11.63	11.37	8.39

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Portfolio has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.
2.	The Portfolio has selected the U.S. Equity Yield Composite Index as its secondary benchmark. The U.S. Equity Yield Composite Index consists of the MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large and mid-cap stocks. The MSCI USA High Dividend Yield Index is designed to reflect the performance of equities in the MSCI USA Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large- and mid-cap U.S. equity universe. The MSCI USA Minimum Volatility (USD) Index is calculated by optimizing the MSCI USA Index in U.S. dollars for the lowest absolute risk (within a given set of constraints).
3.	The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Epoch U.S. Equity Yield Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,062.10	$3.53	$1,021.78	$3.47	0.68%
Service Class Shares	$1,000.00	$1,060.70	$4.83	$1,020.52	$4.74	0.93%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Epoch U.S. Equity Yield Portfolio

Industry Composition as of December 31, 2023 (Unaudited)
Banks	9.1%
Pharmaceuticals	7.1
Semiconductors & Semiconductor Equipment	6.2
Oil, Gas & Consumable Fuels	5.6
Electric Utilities	5.4
Insurance	5.0
Chemicals	4.6
Electrical Equipment	3.4
Health Care Providers & Services	3.2
Technology Hardware, Storage & Peripherals	3.1
Specialized REITs	3.0
Capital Markets	2.9
Biotechnology	2.8
Aerospace & Defense	2.8
Media	2.4
Beverages	2.4
Multi–Utilities	2.3
Hotels, Restaurants & Leisure	1.9
Machinery	1.8
Diversified Telecommunication Services	1.7
Household Products	1.7
Specialty Retail	1.6
Software	1.6%
Consumer Staples Distribution & Retail	1.6
Health Care Equipment & Supplies	1.6
IT Services	1.4
Communications Equipment	1.3
Tobacco	1.2
Trading Companies & Distributors	1.2
Commercial Services & Supplies	1.2
Professional Services	1.1
Industrial Conglomerates	1.1
Air Freight & Logistics	0.8
Leisure Products	0.8
Industrial REITs	0.6
Household Durables	0.6
Retail REITs	0.6
Health Care REITs	0.6
Food Products	0.5
Containers & Packaging	0.5
Short–Term Investments	2.3
Other Assets, Less Liabilities	–0.6
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2023 (excluding short-term investments) (Unaudited)
1.	JPMorgan Chase & Co.
2.	Broadcom, Inc.
3.	Eli Lilly & Co.
4.	MetLife, Inc.
5.	Bank of America Corp.
6.	UnitedHealth Group, Inc.
7.	AbbVie, Inc.
8.	Merck & Co., Inc.
9.	Cummins, Inc.
10.	Johnson & Johnson

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Michael A. Welhoelter, CFA, William W. Priest, CFA, John M. Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Portfolio’s Subadvisor.
How did MainStay VP Epoch U.S. Equity Yield Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2023?
For the 12 months ended December 31, 2023, MainStay VP Epoch U.S. Equity Yield Portfolio returned 8.69% for Initial Class shares and 8.42% for Service Class shares. Over the same period, both share classes underperformed the 11.46% return of the Russell 1000® Value Index, which is the Portfolio’s primary benchmark, and outperformed the 7.18% return of the U.S. Equity Yield Composite Index, which is the Portfolio’s secondary benchmark. For the 12 months ended December 31, 2023, both share classes underperformed the 11.63% return of the Morningstar Large Value Category Average.1
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
U.S. equities staged a remarkable recovery in 2023, as policy actions and a strong labor market gradually reduced the odds of a recession, ending the year with the U.S. Federal Reserve (the “Fed”) finally signaling the future pivot on interest rates that had been anticipated for the prior two years. The economic backdrop and uncertainties that had plagued the markets through a challenging 2022 remained in place at the start of the reporting period: inflation at multi-decade highs, central bankers adamantly hawkish, elevated geopolitical tensions driving a trend of deglobalizing trade and forecasts for a near-term recession almost ubiquitous. Despite these pressures, investors began 2023 optimistic that sluggish disinflation would lead to a dovish policy pivot, fueling a steep rally in January. However, swift hawkish pushback from the Fed drove markets lower in February, making it clear that equities would remain heavily influenced by long-standing uncertainties about the trajectory for inflation and interest rates.
The market’s response to the high-profile collapse of a few regional banks in March drove this point home forcefully. Markets dipped briefly on the news, but rather than sparking lasting economic fears, the episode ultimately fueled broad expectations for an early dovish pivot by the Fed. Those hopes reignited risk-on sentiment and drove markets higher. Rising broad market indices painted a misleading picture, however, as market leadership proved extraordinarily narrow. Many of the mega-cap technology titans that frequently led markets in recent years once again emerged as market darlings, with Apple, Microsoft, Alphabet, Amazon.com, NVIDIA, Meta Platforms and Tesla collectively earning the name “The Magnificent 7.” The concentrated rally was turbocharged by the fact that these stocks were central players in the mainstream arrival of generative artificial intelligence (“AI”). AI’s headlining emergence further galvanized bullish sentiment, with market caps soaring for the Magnificent 7, and several other companies perceived as early movers in the space.
The rally powered through most of the summer, sustained by remarkably resilient consumer spending alongside a thriving economy, continued disinflation and a pause in rate hikes. However, sentiment shifted once again in August, as markets began to digest the Fed's hawkish messaging and "higher-for-longer" stance on rates. Surging bond yields accompanied declining equities through late October, before sentiment abruptly reversed again on another bout of peak-Fed and soft-landing hopes. The Fed’s revised December forecast of 75 basis points (A basis point is one one-hundredth of a percentage point.) of easing in 2024 drove the market even higher, with investors pricing in more cuts than the Fed suggested. Markets ended the year having recouped nearly all the ground lost in 2022.
What factors affected the Portfolio’s relative performance during the reporting period?
The reporting period proved challenging on a relative basis, as the market’s overall risk-on bias left dividend paying stocks out of favor, working against the Portfolio’s investment strategy. More traditionally defensive sectors also lagged from a relative standpoint, causing a meaningful detraction to return from utilities, a sector that the Portfolio tends to emphasize. While the impacts of the Magnificent 7/AI trade were more pronounced within broader market indices, they were also felt within the Russell 1000® Value Index, as recent years have seen some historically growth-oriented stocks, including Meta and Alphabet, added to Index. Both stocks do not pay dividends and so are outside of the Portfolio’s investible universe. The Portfolio participated in the market rallies and provided limited loss exposure during the reporting period’s two broad market downturns. The Portfolio also continued to find companies with strong, growing cash flows and capital allocation policies that emphasize returning excess free cash flow to shareholders. Dividend growth remained central to the investment strategy with most of the Portfolio’s holdings increasing their dividends in 2023.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
During the reporting period, the strongest positive sector contributions to the Portfolio’s performance relative to the Russell 1000® Value Index came from information technology and health care, driven by a mix of stock selection and sector allocation. (Contributions take weightings and total returns into account.) Conversely, communication services provided the weakest contribution to the Portfolio’s relative performance, due to disappointing stock selection and underweight allocation. The

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Epoch U.S. Equity Yield Portfolio

financials sector was the next most significant detractor, driven by stock selection. Consumer discretionary also undermined relative returns, due to stock selection.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The strongest positive contributions to the Portfolio’s absolute performance came from positions in semiconductor maker Broadcom, pharmaceutical developer Eli Lilly and productivity software company Microsoft.
Broadcom designs and manufactures digital and analog semiconductors focused on connectivity. It also develops and maintains software for mainframe applications. Shares outperformed based on continued support for, and backlog of, enterprise network upgrades. The stock also benefited from growing AI-related workloads and the completion of the company’s acquisition of cloud computing and virtualization company VMWare, which led Broadcom’s management to provide positive forward guidance for 2024. Broadcom returns cash to shareholders via an attractive dividend, with a target of paying out 50% of free cash flow. The balance of cash generation is used to fund debt reduction, share repurchases and/or accretive mergers and acquisitions.
Eli Lilly discovers, develops and commercializes medicines in large, growing and defensive therapeutic areas with high unmet needs. Shares trended steadily higher on enthusiasm for a new class of drugs called GLP-1s, which demonstrated high efficacy in the treatment of diabetes while contributing to significant weight loss. Recent studies also demonstrated positive cardiovascular benefits for the drugs, as well as improvement for chronic kidney disease patients. Lilly's Mounjaro experienced rapid commercial uptake in the diabetes indication after receiving FDA approval in May of 2022, and the company’s application to use the drug in the obesity indication received FDA approval in November 2023. Eli Lilly returns cash to owners through a growing dividend and regular share repurchases. The dividend is targeted to grow in line with earnings and is well covered by free cash flow.
Microsoft shares rose on the company’s strong position in generative AI. The company is at the forefront of AI adoption through its investment in, and integration of, models developed by OpenAI. Shared plans for integration, pricing and a better board structure all helped drive Microsoft’s stock price higher. Management is dedicated to shareholder returns through continued improvements to its dividend and share repurchase plans.
The most significant detractors from the Portfolio’s absolute returns included regional bank KeyCorp, pharmaceutical firm Pfizer and integrated oil & gas company Chevron.
KeyCorp maintains branches in 15 states in the Northeast, Midwest and Northwest United States. Shares declined along with those of banking industry peers when the failures of Silicon Valley Bank and Signature Bank in March 2023 caused a crisis of confidence that reverberated through the entire sector. We believe KeyCorp will continue to generate strong earnings power. However, as higher capital standards for the industry are expected to be imposed by regulators, we anticipate that KeyCorp will need to build equity by retaining a greater proportion of earnings, holding dividends flat and deferring share repurchases for several years. We exited the Portfolio’s position to reallocate funds toward other companies in the sector that offer stronger potential for capital returns over the medium term.
Pfizer develops and markets drugs and vaccines in several therapeutic areas. Shares lagged in 2023, underperforming peers in the pharmaceutical industry as the company adjusted to life without the strong tailwind from its COVID-19 franchise drugs. The impact was compounded in December, when preliminary guidance for 2024 suggested COVID-19-related sales below market expectations. During the reporting period, Pfizer also reported that its entry in the GLP-1 class failed in a key clinical trial. Despite these near-term stumbles, we expect that ongoing revenues and earnings from the COVID-19 franchise will remain substantial, with other pipeline opportunities to offset the GLP-1 disappointment. Pfizer raised its dividend in December in line with other dividend increases in recent years, demonstrating management's confidence in, and commitment to, the company’s attractive and well-covered dividend policy.
Chevron explores, produces and markets crude oil and natural gas. It also owns and operates downstream assets that include refining, chemicals, lubricants & additives, and fuel retail & marketing. Shares underperformed due to weaker oil and natural gas prices, along with management’s announced plan to acquire Hess Corporation, while delaying the startup of a major oil project located in Kazakhstan. Chevron's integrated business model, geographic and product diversification, strong balance sheet, and continued efforts to manage costs and improve capital efficiencies allow the company to generate sustainable cash flow through commodity price cycles, while returning cash to shareholders via an attractive and growing dividend and share buybacks using excess free cash flow.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio initiated multiple positions during the reporting period, including Hewlett Packard Enterprise and Best Buy. Hewlett Packard Enterprise provides information technology solutions in the areas of compute, intelligent edge, hybrid cloud (storage), high performance compute & AI, and financial services to support enterprise-focused customers. The company attempts to drive growth by addressing expanding computing needs along
9

with its traditional server business. Hewlett Packard Enterprises returns cash through a combination of a growing dividend and share repurchases. Best Buy serves as a key retail partner for electronics original equipment manufacturers, providing an attractive retail environment of 1,150 stores in which to showcase and sell innovative products. Sales focus on home theater, smart home, computing, and mobile phone devices. Although Best Buy’s store base is ex-growth, management grows the company’s top line by obtaining allocations of innovative products, moving stores to better locations and increasing e-commerce revenue. In our view, the company has also proven adept at growing cash flow by holding overall costs flat while funding initiatives that are accretive to return on invested capital and reducing spending elsewhere. The company returns cash to shareholders through a growing, well-covered dividend and share buybacks.
Notable positions closed during the reporting period included Eversource Energy and T. Rowe Price Group. Regulated utility Eversource Energy provides natural gas, electricity and water services to customers in Connecticut, New Hampshire and western Massachusetts. The company faces a challenging situation with the pending sale of non-regulated offshore wind assets that have been written down a few times already and could be further impaired. Its relationship with Connecticut regulators has also deteriorated, reducing the company’s growth prospects in that state and dampening overall growth. We sold the Portfolio’s position to fund other shareholder yield opportunities. T. Rowe Price provides investment management services through an array of mutual funds, subadvisory services and separate account management for individual and institutional investors, retirement plans and financial intermediaries. The company has a transparent capital allocation policy, generates significant free cash flow, pays an attractive growing dividend and regularly repurchases shares. While we believe T. Rowe remains well-positioned to grow assets under management over the course of the capital markets cycle, we exited the Portfolio’s position to allocate funds to more attractive opportunities.
How did the Portfolio’s sector weightings change during the reporting period?
The Portfolio's most significant sector allocation changes during the reporting period included increases in information technology and real estate, and decreases in utilities and financials. The Portfolio’s sector allocations are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2023, the Portfolio held its most overweight allocations relative to the Russell 1000® Value Index in the information technology and utilities sectors. The Portfolio's most underweight allocations were in the financials and energy sectors. These positions resulted from individual stock selections rather than top-down macroeconomic views.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP Epoch U.S. Equity Yield Portfolio

Portfolio of Investments December 31, 2023†^
	Shares	Value
Common Stocks 98.3%
Aerospace & Defense 2.8%
General Dynamics Corp.	35,612	$ 9,247,368
Lockheed Martin Corp.	17,741	8,040,931
RTX Corp.	89,967	7,569,823
		24,858,122
Air Freight & Logistics 0.8%
United Parcel Service, Inc., Class B	48,615	7,643,736
Banks 9.1%
Bank of America Corp.	528,320	17,788,534
Columbia Banking System, Inc.	343,465	9,163,646
JPMorgan Chase & Co.	131,751	22,410,845
PNC Financial Services Group, Inc. (The)	45,187	6,997,207
Regions Financial Corp.	351,433	6,810,772
Truist Financial Corp.	155,154	5,728,286
U.S. Bancorp	297,998	12,897,353
		81,796,643
Beverages 2.4%
Coca-Cola Co. (The)	116,021	6,837,118
Coca-Cola Europacific Partners plc	134,527	8,978,332
PepsiCo, Inc.	35,661	6,056,664
		21,872,114
Biotechnology 2.8%
AbbVie, Inc.	112,113	17,374,151
Amgen, Inc.	26,689	7,686,966
		25,061,117
Capital Markets 2.9%
BlackRock, Inc.	15,095	12,254,121
CME Group, Inc.	32,201	6,781,531
Lazard Ltd., Class A	200,012	6,960,417
		25,996,069
Chemicals 4.6%
Air Products and Chemicals, Inc.	24,409	6,683,184
Dow, Inc.	132,728	7,278,804
Linde plc	25,402	10,432,855
LyondellBasell Industries NV, Class A	71,371	6,785,955
Nutrien Ltd. (a)	97,840	5,511,327
PPG Industries, Inc.	34,603	5,174,879
		41,867,004
Commercial Services & Supplies 1.2%
Republic Services, Inc.	31,110	5,130,350
Waste Management, Inc.	29,905	5,355,986
		10,486,336
	Shares	Value

Communications Equipment 1.3%
Cisco Systems, Inc.	231,610	$ 11,700,937
Consumer Staples Distribution & Retail 1.6%
Walmart, Inc.	90,537	14,273,158
Containers & Packaging 0.5%
Amcor plc	494,598	4,767,925
Diversified Telecommunication Services 1.7%
AT&T, Inc.	394,934	6,626,993
Verizon Communications, Inc.	235,200	8,867,040
		15,494,033
Electric Utilities 5.4%
Alliant Energy Corp.	113,936	5,844,917
American Electric Power Co., Inc.	132,337	10,748,411
Duke Energy Corp.	52,989	5,142,052
Entergy Corp.	72,877	7,374,424
Evergy, Inc.	96,505	5,037,561
NextEra Energy, Inc.	152,038	9,234,788
Pinnacle West Capital Corp.	69,212	4,972,190
		48,354,343
Electrical Equipment 3.4%
Eaton Corp. plc	50,650	12,197,533
Emerson Electric Co.	115,426	11,234,412
Hubbell, Inc.	23,106	7,600,257
		31,032,202
Food Products 0.5%
Mondelez International, Inc., Class A	68,122	4,934,076
Health Care Equipment & Supplies 1.6%
Medtronic plc	172,346	14,197,864
Health Care Providers & Services 3.2%
CVS Health Corp.	145,470	11,486,311
UnitedHealth Group, Inc.	33,284	17,523,028
		29,009,339
Health Care REITs 0.6%
Welltower, Inc.	56,154	5,063,406
Hotels, Restaurants & Leisure 1.9%
McDonald's Corp.	34,399	10,199,647
Vail Resorts, Inc.	32,685	6,977,267
		17,176,914

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2023†^ (continued)
	Shares	Value
Common Stocks (continued)
Household Durables 0.6%
Garmin Ltd.	42,321	$ 5,439,941
Household Products 1.7%
Colgate-Palmolive Co.	72,576	5,785,033
Procter & Gamble Co. (The)	64,157	9,401,567
		15,186,600
Industrial Conglomerates 1.1%
Honeywell International, Inc.	45,610	9,564,873
Industrial REITs 0.6%
Prologis, Inc.	42,989	5,730,434
Insurance 5.0%
Arthur J. Gallagher & Co.	22,250	5,003,580
Marsh & McLennan Cos., Inc.	47,507	9,001,152
MetLife, Inc.	280,501	18,549,531
Travelers Cos., Inc. (The)	64,937	12,369,849
		44,924,112
IT Services 1.4%
International Business Machines Corp.	75,613	12,366,506
Leisure Products 0.8%
Hasbro, Inc.	149,459	7,631,377
Machinery 1.8%
Cummins, Inc.	68,851	16,494,634
Media 2.4%
Comcast Corp., Class A	316,057	13,859,100
Omnicom Group, Inc.	93,481	8,087,041
		21,946,141
Multi-Utilities 2.3%
Ameren Corp.	58,963	4,265,383
CMS Energy Corp.	111,266	6,461,217
NiSource, Inc.	208,756	5,542,472
WEC Energy Group, Inc.	58,924	4,959,633
		21,228,705
Oil, Gas & Consumable Fuels 5.6%
Chevron Corp.	102,147	15,236,247
Enterprise Products Partners LP	433,242	11,415,927
MPLX LP	263,509	9,676,050
TotalEnergies SE, Sponsored ADR (a)	97,229	6,551,290
	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc. (The)	234,435	$ 8,165,371
		51,044,885
Pharmaceuticals 7.1%
Bristol-Myers Squibb Co.	95,275	4,888,560
Eli Lilly & Co.	33,463	19,506,252
Johnson & Johnson	102,958	16,137,637
Merck & Co., Inc.	152,233	16,596,442
Pfizer, Inc.	239,947	6,908,074
		64,036,965
Professional Services 1.1%
Automatic Data Processing, Inc.	21,673	5,049,159
Paychex, Inc.	41,572	4,951,641
		10,000,800
Retail REITs 0.6%
Realty Income Corp.	88,827	5,100,446
Semiconductors & Semiconductor Equipment 6.2%
Analog Devices, Inc.	72,666	14,428,561
Broadcom, Inc.	19,280	21,521,300
KLA Corp.	22,740	13,218,762
Texas Instruments, Inc.	38,478	6,558,960
		55,727,583
Software 1.6%
Microsoft Corp.	38,405	14,441,816
Specialized REITs 3.0%
American Tower Corp.	27,308	5,895,251
Iron Mountain, Inc.	204,017	14,277,110
VICI Properties, Inc.	227,503	7,252,795
		27,425,156
Specialty Retail 1.6%
Best Buy Co., Inc.	65,134	5,098,690
Home Depot, Inc. (The)	26,990	9,353,384
		14,452,074
Technology Hardware, Storage & Peripherals 3.1%
Apple, Inc.	39,024	7,513,291
Dell Technologies, Inc., Class C	97,742	7,477,263
Hewlett Packard Enterprise Co.	304,023	5,162,310
NetApp, Inc.	90,179	7,950,181
		28,103,045
Tobacco 1.2%
Philip Morris International, Inc.	117,722	11,075,286

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Epoch U.S. Equity Yield Portfolio

	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors 1.2%
MSC Industrial Direct Co., Inc., Class A	107,594	$ 10,894,968
Total Common Stocks (Cost $719,475,664)		888,401,685
Short-Term Investments 2.3%
Affiliated Investment Company 1.6%
MainStay U.S. Government Liquidity Fund, 5.235% (b)	14,122,333	14,122,333
Unaffiliated Investment Companies 0.7%
Fidelity Government Portfolio, 5.356% (b)(c)	2,000,000	2,000,000
Invesco Government & Agency Portfolio, 5.361% (b)(c)	4,494,573	4,494,573
		6,494,573
Total Short-Term Investments (Cost $20,616,906)		20,616,906
Total Investments (Cost $740,092,570)	100.6%	909,018,591
Other Assets, Less Liabilities	(0.6)	(5,156,174)
Net Assets	100.0%	$ 903,862,417

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	All or a portion of this security was held on loan. As of December 31, 2023, the aggregate market value of securities on loan was $6,346,648. The Portfolio received cash collateral with a value of $6,494,573. (See Note 2(H))
(b)	Current yield as of December 31, 2023.
(c)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 7,380	$ 188,873	$ (182,131)	$ —	$ —	$ 14,122	$ 509	$ —	14,122
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2023†^ (continued)
Abbreviation(s):
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 888,401,685	$ —	$ —	$ 888,401,685
Short-Term Investments
Affiliated Investment Company	14,122,333	—	—	14,122,333
Unaffiliated Investment Companies	6,494,573	—	—	6,494,573
Total Short-Term Investments	20,616,906	—	—	20,616,906
Total Investments in Securities	$ 909,018,591	$ —	$ —	$ 909,018,591

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Epoch U.S. Equity Yield Portfolio

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $725,970,237) including securities on loan of $6,346,648	$894,896,258
Investment in affiliated investment companies, at value (identified cost $14,122,333)	14,122,333
Receivables:
Investment securities sold	2,301,916
Dividends	1,896,452
Portfolio shares sold	113,396
Securities lending	857
Other assets	4,902
Total assets	913,336,114
Liabilities
Cash collateral received for securities on loan	6,494,573
Due to custodian	12,464
Payables:
Investment securities purchased	2,116,123
Manager (See Note 3)	492,644
Portfolio shares redeemed	222,765
NYLIFE Distributors (See Note 3)	81,164
Professional fees	36,510
Custodian	11,925
Shareholder communication	3,154
Accrued expenses	2,375
Total liabilities	9,473,697
Net assets	$903,862,417
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 54,932
Additional paid-in-capital	665,865,842
665,920,774
Total distributable earnings (loss)	237,941,643
Net assets	$903,862,417
Initial Class
Net assets applicable to outstanding shares	$516,354,329
Shares of beneficial interest outstanding	31,145,872
Net asset value per share outstanding	$ 16.58
Service Class
Net assets applicable to outstanding shares	$387,508,088
Shares of beneficial interest outstanding	23,785,878
Net asset value per share outstanding	$ 16.29

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $89,531)	$27,885,081
Dividends-affiliated	509,155
Securities lending, net	21,426
Total income	28,415,662
Expenses
Manager (See Note 3)	6,272,695
Distribution/Service—Service Class (See Note 3)	970,121
Professional fees	120,350
Shareholder communication	28,333
Custodian	26,077
Trustees	23,589
Miscellaneous	29,657
Total expenses before waiver/reimbursement	7,470,822
Expense waiver/reimbursement from Manager (See Note 3)	(328,000)
Net expenses	7,142,822
Net investment income (loss)	21,272,840
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	53,543,397
Foreign currency transactions	(128)
Net realized gain (loss)	53,543,269
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(1,650,954)
Net realized and unrealized gain (loss)	51,892,315
Net increase (decrease) in net assets resulting from operations	$73,165,155
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Epoch U.S. Equity Yield Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 21,272,840	$ 20,017,367
Net realized gain (loss)	53,543,269	59,959,200
Net change in unrealized appreciation (depreciation)	(1,650,954)	(109,365,957)
Net increase (decrease) in net assets resulting from operations	73,165,155	(29,389,390)
Distributions to shareholders:
Initial Class	(46,136,902)	(24,054,585)
Service Class	(34,391,207)	(17,626,723)
Total distributions to shareholders	(80,528,109)	(41,681,308)
Capital share transactions:
Net proceeds from sales of shares	65,644,769	75,116,545
Net asset value of shares issued to shareholders in reinvestment of distributions	80,528,109	41,681,308
Cost of shares redeemed	(184,794,294)	(198,345,383)
Increase (decrease) in net assets derived from capital share transactions	(38,621,416)	(81,547,530)
Net increase (decrease) in net assets	(45,984,370)	(152,618,228)
Net Assets
Beginning of year	949,846,787	1,102,465,015
End of year	$ 903,862,417	$ 949,846,787
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 16.85	$ 18.15	$ 15.13	$ 16.12	$ 14.01
Net investment income (loss) (a)	0.41	0.37	0.34	0.35	0.38
Net realized and unrealized gain (loss)	0.91	(0.90)	3.09	(0.41)	2.92
Total from investment operations	1.32	(0.53)	3.43	(0.06)	3.30
Less distributions:
From net investment income	(0.47)	(0.37)	(0.41)	(0.41)	(0.52)
From net realized gain on investments	(1.12)	(0.40)	—	(0.52)	(0.67)
Total distributions	(1.59)	(0.77)	(0.41)	(0.93)	(1.19)
Net asset value at end of year	$ 16.58	$ 16.85	$ 18.15	$ 15.13	$ 16.12
Total investment return (b)	8.69%	(2.50)%	22.89%	0.03%	24.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.45%	2.13%	2.02%	2.47%	2.43%
Net expenses (c)	0.68%	0.68%	0.68%	0.68%	0.68%
Expenses (before waiver/reimbursement) (c)	0.72%	0.71%	0.72%	0.73%	0.72%
Portfolio turnover rate	19%	19%	20%	26%	22%
Net assets at end of year (in 000's)	$ 516,354	$ 539,762	$ 640,585	$ 495,193	$ 591,185

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 16.57	$ 17.86	$ 14.90	$ 15.89	$ 13.81
Net investment income (loss) (a)	0.36	0.32	0.29	0.31	0.34
Net realized and unrealized gain (loss)	0.90	(0.88)	3.05	(0.42)	2.88
Total from investment operations	1.26	(0.56)	3.34	(0.11)	3.22
Less distributions:
From net investment income	(0.42)	(0.33)	(0.38)	(0.36)	(0.47)
From net realized gain on investments	(1.12)	(0.40)	—	(0.52)	(0.67)
Total distributions	(1.54)	(0.73)	(0.38)	(0.88)	(1.14)
Net asset value at end of year	$ 16.29	$ 16.57	$ 17.86	$ 14.90	$ 15.89
Total investment return (b)	8.42%	(2.74)%	22.58%	(0.22)%	23.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.20%	1.89%	1.77%	2.21%	2.18%
Net expenses (c)	0.93%	0.93%	0.93%	0.93%	0.93%
Expenses (before waiver/reimbursement) (c)	0.97%	0.96%	0.97%	0.98%	0.97%
Portfolio turnover rate	19%	19%	20%	26%	22%
Net assets at end of year (in 000's)	$ 387,508	$ 410,085	$ 461,880	$ 422,053	$ 460,793

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Epoch U.S. Equity Yield Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Epoch U.S. Equity Yield Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 1998
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek current income and capital appreciation.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

19

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value.
Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates

20	MainStay VP Epoch U.S. Equity Yield Portfolio

the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities
21

Notes to Financial Statements (continued)
and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(I) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.70% up to $500 million; 0.68% from $500 million to $1 billion; 0.66% from $1 billion to $2 billion; and 0.65% in excess of $2 billion. During the year ended December 31, 2023, the effective management fee rate was 0.69% (exclusive of any applicable waivers/reimbursements) of the Portfolio's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.93% of the Portfolio's average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Initial Class shares. This agreement will remain in effect until May 1, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended December 31, 2023, New York Life Investments earned fees from the Portfolio in the amount of $6,272,695 and waived fees and/or reimbursed expenses in the amount of $328,000 and paid the Subadvisor fees in the amount of $2,972,348.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under

22	MainStay VP Epoch U.S. Equity Yield Portfolio

the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$745,752,451	$189,699,572	$(26,433,432)	$163,266,140
As of December 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$20,342,963	$54,101,072	$231,468	$163,266,140	$237,941,643
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale and partnership adjustments.
During the years ended December 31, 2023 and December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$22,976,175	$19,553,373
Long-Term Capital Gains	57,551,934	22,127,935
Total	$80,528,109	$41,681,308
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2023, purchases and sales of securities, other than short-term securities, were $170,521 and $273,407, respectively.
23

Notes to Financial Statements (continued)
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2023 and December 31, 2022, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	2,083,263	$ 34,699,500
Shares issued to shareholders in reinvestment of distributions	3,026,105	46,136,902
Shares redeemed	(6,005,847)	(100,601,391)
Net increase (decrease)	(896,479)	$ (19,764,989)
Year ended December 31, 2022:
Shares sold	1,806,350	$ 31,122,708
Shares issued to shareholders in reinvestment of distributions	1,580,024	24,054,585
Shares redeemed	(6,640,134)	(115,275,069)
Net increase (decrease)	(3,253,760)	$ (60,097,776)

Service Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	1,884,974	$ 30,945,269
Shares issued to shareholders in reinvestment of distributions	2,294,200	34,391,207
Shares redeemed	(5,135,703)	(84,192,903)
Net increase (decrease)	(956,529)	$ (18,856,427)
Year ended December 31, 2022:
Shares sold	2,619,444	$ 43,993,837
Shares issued to shareholders in reinvestment of distributions	1,176,110	17,626,723
Shares redeemed	(4,908,892)	(83,070,314)
Net increase (decrease)	(1,113,338)	$ (21,449,754)
Note 10–Other Matters
As of the date of this report, the Portfolio faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Portfolio's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay VP Epoch U.S. Equity Yield Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP Epoch U.S. Equity Yield Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Epoch U.S. Equity Yield Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agents and broker; when replies were not received from broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2024
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Epoch U.S. Equity Yield Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, Epoch personnel. In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Epoch. The Board’s

26	MainStay VP Epoch U.S. Equity Yield Portfolio

decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have invested in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by Epoch, evaluating the performance of Epoch, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, the Portfolio’s investment performance and risks as well as Epoch’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii)
compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Epoch provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated Epoch’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and Epoch’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at Epoch. The Board considered New York Life Investments’ and Epoch’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Epoch and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Portfolio. The Board also considered Epoch’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Epoch regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net
27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between representatives of Epoch and the members of the Board’s Investment Committee, which generally occur on an annual basis. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one-, three- and ten-year periods ended July 31, 2023, and performed in line with its peer funds for the five-year period ended July 31, 2023. The Board considered its discussions with representatives from New York Life Investments and Epoch regarding the Portfolio’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and Epoch
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profitability of New York Life Investments and its affiliates and Epoch due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds. With respect to the profitability of Epoch’s relationship with the Portfolio, the Board considered information from New York Life Investments that Epoch’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of Epoch’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Epoch, and profitability of New York Life Investments and its affiliates and Epoch due to their relationships with the Portfolio, the
Board considered, among other factors, New York Life Investments’ and its affiliates’ and Epoch’s continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and Epoch and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and Epoch that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.

28	MainStay VP Epoch U.S. Equity Yield Portfolio

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor, and insurance companies affiliated with New York Life Investments would be entitled to receive fees from the Portfolio under a distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to Epoch and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to Epoch is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedule for the Portfolio as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Portfolio and whether the Portfolio’s management fee and expense structure permits any economies of scale to be appropriately shared with the Portfolio’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Portfolio’s shareholders through the Portfolio’s management fee and expense structure and other methods to share benefits from economies of scale.
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
30	MainStay VP Epoch U.S. Equity Yield Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
31

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay VP Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay Funds: Trustee since 2023 (11 Funds)
MainStay Funds Trust: Trustee since 2023 (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
32	MainStay VP Epoch U.S. Equity Yield Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay VP Funds Trust: Chair since 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC since 1990	81	MainStay Funds: Chair since January 2017 and Trustee since 2007 (11 Funds); MainStay Funds Trust: Chair since January 2017 and Trustee since 1990 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay Funds: Trustee since 2006 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
34	MainStay VP Epoch U.S. Equity Yield Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015 to 2016); Managing Director, Product Development (from 2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
35

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP Natural Resources Portfolio
MainStay VP PineStone International Equity Portfolio1
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio2
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
PineStone Asset Management Inc.
Montreal, Québec
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to August 28, 2023, the Portfolio's name was MainStay VP MacKay International Equity Portfolio.
2.	Effective on or about May 1, 2024, the MainStay VP MacKay Government Portfolio will be renamed the MainStay VP U.S. Infrastructure Bond Portfolio.
Not part of the Annual Report

2023 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2024 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015520	MSVPEUE11-02/24
(NYLIAC) NI521

MainStay VP American Century Sustainable Equity Portfolio

Message from the President and Annual Report
December 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit our website.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Against a backdrop of easing inflationary pressures and continued economic growth, stocks and bonds generally gained ground during the 12-month period ended December 31, 2023, despite high levels of volatility and sharp disparities between the performance of the different market sectors.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation, interest rate, and economic growth trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 6.4% in January, and 3.4% in December 2023. At the same time, the Fed increased the benchmark federal funds rate from 4.25%–4.50% at the beginning of reporting period, to 5.25%–5.50% as of the end of 2023. Despite the increasing cost of capital and tighter lending environment that resulted from rising rates, economic growth remained surprisingly robust, bolstered by high levels of consumer spending, low levels of unemployment and better-than-expected corporate earnings. With the pace of rate increases slowing from the prior year, investors began hoping for an early shift to a looser monetary policy, with stock prices and bond yields reacting as economic data and statements from the Fed either reinforced or undercut those hopes. Following months of hawkish rhetoric, the Fed finally reversed its stance in December 2023, signaling a positive economic outlook with little chance of a recession and a likelihood of rate cuts in 2024.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced strong gains during the reporting period-– recovering all its losses from 2022 and approached new record territory. A preponderance of the Index’s gains were generated by a relatively small number of mega-cap stocks in the information technology, communication services and consumer discretionary sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened during the closing weeks of the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced generally positive returns, bolstered by attractive and relatively stable yields. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield. Corporate bond prices trended moderately higher, generally outperforming government securities. After years of low yields and tight credit spreads, the corporate sector benefited from more attractive valuations and income opportunities. Among corporates, markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. International bond markets produced mixed returns, with emerging-markets issues advancing over their developed-markets counterparts.
The market volatility of recent years reminds us of the constant need for experienced and steadfast portfolio management in the face of uncertainty. New York Life Investments remains dedicated to providing you, as a valued MainStay VP investor, with the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/17/2012	24.39%	12.95%	8.73%	0.67%
Service Class Shares	2/17/2012	24.08	12.66	8.46	0.92

1.	Effective May 1, 2022, the Portfolio replaced its subadvisor, changed its investment objective and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisor and principal investment strategies.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	26.29%	15.69%	12.03%
Morningstar Large Value Category Average[2]	11.63	11.37	8.39

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The S&P 500® Index is the Portfolio's primary broad-based securities market index for comparison purposes. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
2.	The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP American Century Sustainable Equity Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,081.70	$3.52	$1,021.83	$3.41	0.67%
Service Class Shares	$1,000.00	$1,080.40	$4.82	$1,020.57	$4.69	0.92%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP American Century Sustainable Equity Portfolio

Industry Composition as of December 31, 2023 (Unaudited)
Software	11.8%
Semiconductors & Semiconductor Equipment	6.9
Interactive Media & Services	6.2
Technology Hardware, Storage & Peripherals	5.2
Capital Markets	4.7
Pharmaceuticals	3.7
Specialty Retail	3.6
Banks	3.2
Life Sciences Tools & Services	3.2
Broadline Retail	3.1
Health Care Providers & Services	3.0
Financial Services	2.9
Consumer Staples Distribution & Retail	2.9
Oil, Gas & Consumable Fuels	2.6
Machinery	2.4
Biotechnology	2.3
Insurance	2.2
IT Services	2.1
Chemicals	2.0
Electronic Equipment, Instruments & Components	2.0
Industrial REITs	1.8
Building Products	1.5
Ground Transportation	1.4
Electric Utilities	1.3
Beverages	1.3
Automobiles	1.2%
Electrical Equipment	1.2
Energy Equipment & Services	1.2
Household Products	1.1
Diversified Telecommunication Services	1.1
Communications Equipment	1.1
Air Freight & Logistics	1.0
Entertainment	1.0
Hotels, Restaurants & Leisure	1.0
Automobile Components	0.8
Industrial Conglomerates	0.8
Food Products	0.8
Health Care Equipment & Supplies	0.7
Specialized REITs	0.6
Distributors	0.6
Textiles, Apparel & Luxury Goods	0.6
Consumer Finance	0.6
Aerospace & Defense	0.5
Containers & Packaging	0.5
Exchange–Traded Fund	0.1
Short–Term Investments	0.4
Other Assets, Less Liabilities	–0.2
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2023 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Apple, Inc.
3.	Alphabet, Inc., Class A
4.	NVIDIA Corp.
5.	Amazon.com, Inc.
6.	UnitedHealth Group, Inc.
7.	Prologis, Inc.
8.	Meta Platforms, Inc., Class A
9.	Visa, Inc., Class A
10.	Home Depot, Inc. (The)

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of Justin M. Brown, CFA, Joseph Reiland, CFA, and Robert J. Bove of American Century Investment Management, Inc. (“American Century”), the Portfolio’s Subadvisor.
How did MainStay VP American Century Sustainable Equity Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2023?
For the 12 months ended December 31, 2023, MainStay VP American Century Sustainable Equity Portfolio returned 24.39% for Initial Class shares and 24.08% for Service Class shares. Over the same period, both share classes underperformed the 26.29% return of the S&P 500® Index (“the Index”), which is the Portfolio’s primary benchmark. For the 12 months ended December 31, 2023, both share classes outperformed the 11.63% return of the Morningstar Large Value Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
During the reporting period, the Portfolio underperformed the S&P 500® Index primarily as a result of stock selection.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
The financials sector made the strongest positive contribution to the Portfolio’s performance relative to the Index, due to stock selection. (Contributions take weightings and total returns into account.) Stock selection in the consumer staples and health care sectors also contributed positively.
The consumer discretionary, industrials and communication services sectors detracted most significantly from relative performance, primarily as a result of stock selection.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
Top contributors to the Portfolio’s absolute performance during the reporting period included software and consumer electronics firm Microsoft, semiconductor manufacturer NVIDIA and consumer electronics company Apple.
Microsoft shares gained ground on solid earnings, driven by the strong performance of the company’s business segment and better expense management. The stock also benefited from the company’s strong position in artificial intelligence (AI), having taken an ownership stake in AI research firm OpenAI (ChatGPT’s parent), which is doing all of its model training on Microsoft’s cloud-computing system, Azure. NVIDIA exceeded earnings expectations and raised forward guidance based on demand for its graphics processing unit products for generative AI, which relies on NVIDIA for training models and inference (using the model to perform a function). Despite softness in revenues,
Apple’s profitability remained solid because of the company’s favorable product mix and superior execution.
Major detractors from absolute performance included electric utility NextEra Energy, pharmaceutical company Bristol-Myers Squibb, and retail pharmacy company and pharmacy benefit manager CVS Health.
NextEra shares lagged initially on rising interest rates. A sell-off of the stock occurred after an affiliated yield company cut its dividend growth expectations as a result of higher interest rates. This news sparked fear that a higher cost of capital would pressure returns and slow NextEra’s renewable project growth. Bristol-Myers Squibb's stock declined after a rival abandoned trials on a cardiovascular drug that is similar to one Bristol-Myers has in trials. In addition, Bristol-Myers’ medium-term earnings guidance disappointed. Although CVS reported solid financial results, shares fell sharply after insurer Blue Shield of California said it would drop CVS in favor of other pharmacy benefit managers, including Amazon.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio initiated a position in Facebook’s parent company, Meta Platforms. The company became more disciplined with regard to spending, and reported strong revenue growth as digital advertising recovered. The Portfolio also initiated a position in oil & natural gas producer EOG Resources. We liked the company’s favorable financial position with a focus on low-cost production, its lack of net debt, its commitment to returning free cash flow to investors, and its relatively low carbon footprint.
During the same period, we eliminated the Portfolio’s position in medical device manufacturer Edwards Lifesciences. The company’s growth was negatively impacted by multiple factors, including hospital staffing shortages, which, along with a relatively high valuation, led us to exit the position. We also sold the Portfolio’s position in athletic shoe and apparel manufacturer Nike in response to deteriorating fundamentals due to weaker China demand and increasing competition, as well as the company’s less attractive sustainability profile.
How did the Portfolio’s sector weightings change during the reporting period?
The Portfolio’s allocation variations relative to the Index are fairly narrow, generally within a percentage point. During the reporting period, the largest shifts in the Portfolio’s allocations—a reduction in information technology and an increase in financials—were driven by an industry recategorization, which moved the digital payments and credit card processing networks industry group out of the information technology sector and into the financials sector.

1.	See "Investment and Performance Comparison" for more information on benchmark and peer group returns.
8	MainStay VP American Century Sustainable Equity Portfolio

Due to the recategorization mentioned above, the Portfolio’s financials allocation shifted from an underweight position to an overweight position. During the reporting period, we also increased the Portfolio’s allocation to communication services, which remained modestly underweight. Despite the recategorization-driven reduction in information technology exposure, the Portfolio continued to hold an overweight position in the sector. We also reduced the Portfolio’s allocation to materials, which remained a slightly overweight position.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2023, the Portfolio held its largest position relative to the Index in the financials sector, led by holdings in the capital markets and insurance industries, where we see companies benefiting from higher interest rates. As mentioned above, the change in the Portfolio’s relative weighting in the financials sector during the reporting period was driven primarily by the recategorization of a major industry group from technology to financials. The Portfolio also held overweight exposure to health care, where we favor health care, pharmaceuticals and biotechnology issues, which tend to be somewhat insulated from inflation and better positioned to hold up in a recession.
As of the same date, the Portfolio held underweight exposure to the utilities sector, reflecting a comparative lack of fundamental business opportunities. The Portfolio also held underweight exposure to the communication services sector, since many companies in the media and entertainment industries do not currently fit our investment process.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2023†^
	Shares	Value
Common Stocks 99.7%
Aerospace & Defense 0.5%
Lockheed Martin Corp.	4,814	$ 2,181,897
Air Freight & Logistics 1.0%
FedEx Corp.	4,954	1,253,213
United Parcel Service, Inc., Class B	20,468	3,218,184
		4,471,397
Automobile Components 0.8%
Aptiv plc (a)	40,369	3,621,907
Automobiles 1.2%
Tesla, Inc. (a)	21,193	5,266,037
Banks 3.2%
Bank of America Corp.	119,350	4,018,515
JPMorgan Chase & Co.	40,460	6,882,246
Regions Financial Corp.	159,566	3,092,389
		13,993,150
Beverages 1.3%
PepsiCo, Inc.	32,779	5,567,185
Biotechnology 2.3%
AbbVie, Inc.	31,771	4,923,552
Amgen, Inc.	11,583	3,336,136
Vertex Pharmaceuticals, Inc. (a)	4,509	1,834,667
		10,094,355
Broadline Retail 3.1%
Amazon.com, Inc. (a)	88,387	13,429,521
Building Products 1.5%
Johnson Controls International plc	71,021	4,093,650
Masco Corp.	34,377	2,302,572
		6,396,222
Capital Markets 4.7%
Ameriprise Financial, Inc.	7,559	2,871,135
BlackRock, Inc.	4,642	3,768,376
Intercontinental Exchange, Inc.	17,407	2,235,581
Morgan Stanley	70,422	6,566,851
S&P Global, Inc.	11,182	4,925,895
		20,367,838
Chemicals 2.0%
Air Products and Chemicals, Inc.	12,695	3,475,891
	Shares	Value

Chemicals (continued)
Ecolab, Inc.	9,967	$ 1,976,954
Linde plc	7,814	3,209,288
		8,662,133
Communications Equipment 1.1%
Cisco Systems, Inc.	93,956	4,746,657
Consumer Finance 0.6%
American Express Co.	13,101	2,454,341
Consumer Staples Distribution & Retail 2.9%
Costco Wholesale Corp.	4,769	3,147,922
Kroger Co. (The)	53,849	2,461,438
Sysco Corp.	52,941	3,871,575
Target Corp.	21,094	3,004,207
		12,485,142
Containers & Packaging 0.5%
Ball Corp.	35,213	2,025,452
Distributors 0.6%
LKQ Corp.	54,390	2,599,298
Diversified Telecommunication Services 1.1%
Verizon Communications, Inc.	126,792	4,780,058
Electric Utilities 1.3%
NextEra Energy, Inc.	96,149	5,840,090
Electrical Equipment 1.2%
Eaton Corp. plc	18,781	4,522,841
Generac Holdings, Inc. (a)	4,322	558,575
		5,081,416
Electronic Equipment, Instruments & Components 2.0%
CDW Corp.	19,134	4,349,541
Keysight Technologies, Inc. (a)	26,591	4,230,362
		8,579,903
Energy Equipment & Services 1.2%
Schlumberger NV	97,049	5,050,430
Entertainment 1.0%
Electronic Arts, Inc.	11,796	1,613,811
Liberty Media Corp.-Liberty Formula One, Class C (a)	12,805	808,380

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP American Century Sustainable Equity Portfolio

	Shares	Value
Common Stocks (continued)
Entertainment (continued)
Walt Disney Co. (The) (a)	20,098	$ 1,814,648
		4,236,839
Financial Services 2.9%
Block, Inc. (a)	5,752	444,917
Mastercard, Inc., Class A	10,456	4,459,589
Visa, Inc., Class A (b)	29,769	7,750,359
		12,654,865
Food Products 0.8%
Mondelez International, Inc., Class A	45,389	3,287,525
Ground Transportation 1.4%
Uber Technologies, Inc. (a)	33,561	2,066,351
Union Pacific Corp.	16,358	4,017,852
		6,084,203
Health Care Equipment & Supplies 0.7%
Dexcom, Inc. (a)	6,559	813,907
Intuitive Surgical, Inc. (a)	7,223	2,436,751
		3,250,658
Health Care Providers & Services 3.0%
Cigna Group (The)	14,659	4,389,638
CVS Health Corp.	7,888	622,836
UnitedHealth Group, Inc.	15,555	8,189,241
		13,201,715
Hotels, Restaurants & Leisure 1.0%
Airbnb, Inc., Class A (a)	7,170	976,124
Chipotle Mexican Grill, Inc. (a)	496	1,134,332
Starbucks Corp.	21,149	2,030,515
		4,140,971
Household Products 1.1%
Colgate-Palmolive Co.	15,183	1,210,237
Procter & Gamble Co. (The)	25,319	3,710,246
		4,920,483
Industrial Conglomerates 0.8%
Honeywell International, Inc.	16,846	3,532,775
Industrial REITs 1.8%
Prologis, Inc.	59,105	7,878,697
Insurance 2.2%
Marsh & McLennan Cos., Inc.	16,826	3,188,022
	Shares	Value

Insurance (continued)
MetLife, Inc.	26,621	$ 1,760,447
Prudential Financial, Inc.	26,479	2,746,137
Travelers Cos., Inc. (The)	10,164	1,936,140
		9,630,746
Interactive Media & Services 6.2%
Alphabet, Inc., Class A (a)	136,859	19,117,834
Meta Platforms, Inc., Class A (a)	22,169	7,846,939
		26,964,773
IT Services 2.1%
Accenture plc, Class A	14,137	4,960,815
International Business Machines Corp.	26,807	4,384,285
		9,345,100
Life Sciences Tools & Services 3.2%
Agilent Technologies, Inc.	32,836	4,565,189
Danaher Corp.	19,128	4,425,071
Thermo Fisher Scientific, Inc.	9,407	4,993,142
		13,983,402
Machinery 2.4%
Cummins, Inc.	12,840	3,076,079
Deere & Co.	5,376	2,149,701
Parker-Hannifin Corp.	5,943	2,737,940
Xylem, Inc.	21,348	2,441,357
		10,405,077
Oil, Gas & Consumable Fuels 2.6%
ConocoPhillips	52,889	6,138,826
EOG Resources, Inc.	42,716	5,166,500
		11,305,326
Pharmaceuticals 3.7%
Bristol-Myers Squibb Co.	57,221	2,936,009
Eli Lilly & Co.	4,054	2,363,158
Merck & Co., Inc.	37,478	4,085,852
Novo Nordisk A/S, Class B	29,408	3,040,225
Zoetis, Inc.	18,190	3,590,160
		16,015,404
Semiconductors & Semiconductor Equipment 6.9%
Advanced Micro Devices, Inc. (a)	41,391	6,101,447
Analog Devices, Inc.	23,107	4,588,126
Applied Materials, Inc.	22,489	3,644,792
ASML Holding NV	1,673	1,259,038
GlobalFoundries, Inc. (a)(b)	14,802	897,001
NVIDIA Corp.	27,288	13,513,563
		30,003,967
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2023†^ (continued)
	Shares	Value
Common Stocks (continued)
Software 11.8%
Adobe, Inc. (a)	2,502	$ 1,492,693
Cadence Design Systems, Inc. (a)	14,542	3,960,805
Microsoft Corp.	100,821	37,912,729
Salesforce, Inc. (a)	19,311	5,081,496
ServiceNow, Inc. (a)	1,768	1,249,074
Workday, Inc., Class A (a)	6,246	1,724,271
		51,421,068
Specialized REITs 0.6%
Equinix, Inc.	3,231	2,602,215
Specialty Retail 3.6%
CarMax, Inc. (a)	19,551	1,500,344
Home Depot, Inc. (The)	21,299	7,381,168
TJX Cos., Inc. (The)	47,711	4,475,769
Tractor Supply Co.	9,752	2,096,973
		15,454,254
Technology Hardware, Storage & Peripherals 5.2%
Apple, Inc.	117,592	22,639,988
Textiles, Apparel & Luxury Goods 0.6%
Deckers Outdoor Corp. (a)	3,717	2,484,554
Total Common Stocks (Cost $382,119,775)		433,139,034
Exchange-Traded Fund 0.1%
SPDR S&P 500 ETF Trust	1,122	533,298
Total Exchange-Traded Fund (Cost $530,095)		533,298
	Shares	Value
Short-Term Investments 0.4%
Affiliated Investment Company 0.2%
MainStay U.S. Government Liquidity Fund, 5.235% (c)	905,596	$ 905,596
Unaffiliated Investment Company 0.2%
Invesco Government & Agency Portfolio, 5.361% (c)(d)	899,270	899,270
Total Short-Term Investments (Cost $1,804,866)		1,804,866
Total Investments (Cost $384,454,736)	100.2%	435,477,198
Other Assets, Less Liabilities	(0.2)	(1,017,828)
Net Assets	100.0%	$ 434,459,370

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of December 31, 2023, the aggregate market value of securities on loan was $1,082,987; the total market value of collateral held by the Portfolio was $1,169,781. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $270,511. The Portfolio received cash collateral with a value of $899,270. (See Note 2(J))
(c)	Current yield as of December 31, 2023.
(d)	Represents a security purchased with cash collateral received for securities on loan.

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 467	$ 53,374	$ (52,935)	$ —	$ —	$ 906	$ 34	$ —	906
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP American Century Sustainable Equity Portfolio

Foreign Currency Forward Contracts
As of December 31, 2023, the Portfolio held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	354,830	EUR	323,374	Bank of America N.A.	3/28/24	$ (3,391)
USD	354,893	EUR	323,374	JPMorgan Chase Bank N.A.	3/28/24	(3,327)
USD	354,893	EUR	323,374	Morgan Stanley & Co.	3/28/24	(3,327)
Total Unrealized Depreciation						$ (10,045)

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.
Abbreviation(s):
ETF—Exchange-Traded Fund
EUR—Euro
REIT—Real Estate Investment Trust
SPDR—Standard & Poor’s Depositary Receipt
USD—United States Dollar
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 433,139,034	$ —	$ —	$ 433,139,034
Exchange-Traded Fund	533,298	—	—	533,298
Short-Term Investments
Affiliated Investment Company	905,596	—	—	905,596
Unaffiliated Investment Company	899,270	—	—	899,270
Total Short-Term Investments	1,804,866	—	—	1,804,866
Total Investments in Securities	$ 435,477,198	$ —	$ —	$ 435,477,198
Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$ —	$ (10,045)	$ —	$ (10,045)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $383,549,140) including securities on loan of $1,082,987	$434,571,602
Investment in affiliated investment companies, at value (identified cost $905,596)	905,596
Cash denominated in foreign currencies (identified cost $15)	15
Receivables:
Dividends	354,206
Portfolio shares sold	49,932
Securities lending	443
Other assets	4,068
Total assets	435,885,862
Liabilities
Cash collateral received for securities on loan	899,270
Due to custodian	1,200
Payables:
Manager (See Note 3)	231,547
Portfolio shares redeemed	162,208
Professional fees	47,427
NYLIFE Distributors (See Note 3)	36,529
Shareholder communication	23,896
Custodian	10,678
Accrued expenses	3,692
Unrealized depreciation on foreign currency forward contracts	10,045
Total liabilities	1,426,492
Net assets	$434,459,370
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 48,684
Additional paid-in-capital	370,178,299
370,226,983
Total distributable earnings (loss)	64,232,387
Net assets	$434,459,370
Initial Class
Net assets applicable to outstanding shares	$260,343,871
Shares of beneficial interest outstanding	29,119,791
Net asset value per share outstanding	$ 8.94
Service Class
Net assets applicable to outstanding shares	$174,115,499
Shares of beneficial interest outstanding	19,564,195
Net asset value per share outstanding	$ 8.90

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP American Century Sustainable Equity Portfolio

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $9,746)	$ 7,446,348
Dividends-affiliated	33,866
Securities lending, net	15,645
Total income	7,495,859
Expenses
Manager (See Note 3)	2,840,782
Distribution/Service—Service Class (See Note 3)	432,476
Professional fees	101,442
Shareholder communication	35,665
Custodian	25,896
Trustees	11,723
Miscellaneous	9,580
Total expenses	3,457,564
Net investment income (loss)	4,038,295
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	9,837,383
Futures transactions	(78,896)
Foreign currency transactions	1,649
Foreign currency forward transactions	12,155
Net realized gain (loss)	9,772,291
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	84,416,236
Foreign currency forward contracts	4,286
Translation of other assets and liabilities in foreign currencies	2,119
Net change in unrealized appreciation (depreciation)	84,422,641
Net realized and unrealized gain (loss)	94,194,932
Net increase (decrease) in net assets resulting from operations	$98,233,227
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 4,038,295	$ 4,673,156
Net realized gain (loss)	9,772,291	145,834,961
Net change in unrealized appreciation (depreciation)	84,422,641	(190,246,775)
Net increase (decrease) in net assets resulting from operations	98,233,227	(39,738,658)
Distributions to shareholders:
Initial Class	(88,591,811)	(38,151,110)
Service Class	(57,869,790)	(23,305,146)
Total distributions to shareholders	(146,461,601)	(61,456,256)
Capital share transactions:
Net proceeds from sales of shares	12,120,830	21,588,692
Net asset value of shares issued to shareholders in reinvestment of distributions	146,461,601	61,456,256
Cost of shares redeemed	(130,462,666)	(80,669,845)
Increase (decrease) in net assets derived from capital share transactions	28,119,765	2,375,103
Net increase (decrease) in net assets	(20,108,609)	(98,819,811)
Net Assets
Beginning of year	454,567,979	553,387,790
End of year	$ 434,459,370	$ 454,567,979
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP American Century Sustainable Equity Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 11.07	$ 13.93	$ 11.56	$ 12.89	$ 11.39
Net investment income (loss) (a)	0.11	0.13	0.21	0.25	0.29
Net realized and unrealized gain (loss)	2.14	(1.30)	2.71	(0.33)	2.58
Total from investment operations	2.25	(1.17)	2.92	(0.08)	2.87
Less distributions:
From net investment income	(0.17)	(0.23)	(0.34)	(0.40)	(0.31)
From net realized gain on investments	(4.21)	(1.46)	(0.21)	(0.85)	(1.06)
Total distributions	(4.38)	(1.69)	(0.55)	(1.25)	(1.37)
Net asset value at end of year	$ 8.94	$ 11.07	$ 13.93	$ 11.56	$ 12.89
Total investment return (b)	24.39%	(7.70)%	25.49%	0.96%	26.36%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.99%	1.03%	1.57%	2.32%	2.30%
Net expenses (d)	0.67%	0.70%	0.76%	0.76%	0.75%
Portfolio turnover rate	28%	20%	18%	28%	16%
Net assets at end of year (in 000's)	$ 260,344	$ 281,471	$ 324,378	$ 302,584	$ 464,120

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In 2019, the Portfolio’s total investment return includes impact of payments from affiliates due to trade communications error. Excluding these items, total return would have been 26.36%.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 11.03	$ 13.87	$ 11.51	$ 12.83	$ 11.34
Net investment income (loss) (a)	0.08	0.10	0.17	0.22	0.26
Net realized and unrealized gain (loss)	2.13	(1.29)	2.71	(0.33)	2.56
Total from investment operations	2.21	(1.19)	2.88	(0.11)	2.82
Less distributions:
From net investment income	(0.13)	(0.19)	(0.31)	(0.36)	(0.27)
From net realized gain on investments	(4.21)	(1.46)	(0.21)	(0.85)	(1.06)
Total distributions	(4.34)	(1.65)	(0.52)	(1.21)	(1.33)
Net asset value at end of year	$ 8.90	$ 11.03	$ 13.87	$ 11.51	$ 12.83
Total investment return (b)	24.08%	(7.93)%	25.18%	0.71%	26.04%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.74%	0.79%	1.32%	2.05%	2.05%
Net expenses (d)	0.92%	0.95%	1.01%	1.01%	1.00%
Portfolio turnover rate	28%	20%	18%	28%	16%
Net assets at end of year (in 000's)	$ 174,115	$ 173,097	$ 229,010	$ 226,836	$ 262,717

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In 2019, the Portfolio’s total investment return includes impact of payments from affiliates due to trade communications error. Excluding these items, total return would have been 26.04%.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP American Century Sustainable Equity Portfolio (formerly known as MainStay VP T. Rowe Price Equity Income Portfolio) (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek a high level of dividend income and long-term capital growth primarily through investments in stocks.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification
Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect

18	MainStay VP American Century Sustainable Equity Portfolio

to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds  (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
19

Notes to Financial Statements (continued)
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission

20	MainStay VP American Century Sustainable Equity Portfolio

merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging  techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio.
(H) Foreign Currency Forward Contracts. The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, leverage risk, operational risk, legal risk and liquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Liquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Liquidity risk also can arise when forward currency contracts create margin or settlement payment obligations for the Portfolio. Leverage risk is the risk that a foreign currency forward contract can magnify the Portfolio's gains and losses. Operational risk refers to risk related to potential operational issues (including documentation issues, settlement issues, systems failures, inadequate controls and human error), and legal risk refers to insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a foreign currency forward contract. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio's assets. Moreover, there may be an imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.
(I) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean
21

Notes to Financial Statements (continued)
between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(J) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(K) Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.
The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values.
The Portfolio entered into foreign currency forward contracts to hedge currency risk due its exposure in foreign securities.

22	MainStay VP American Century Sustainable Equity Portfolio

Fair value of derivative instruments as of December 31, 2023:
Liability Derivatives	Foreign Exchange Contracts Risk	Total
Forward Contracts - Unrealized depreciation on foreign currency forward contracts	$(10,045)	$(10,045)
Total Fair Value	$(10,045)	$(10,045)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Futures Transactions	$ —	$(78,896)	$(78,896)
Forward Transactions	12,155	—	12,155
Total Net Realized Gain (Loss)	$12,155	$(78,896)	$(66,741)

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Total
Forward Contracts	$4,286	$4,286
Total Net Change in Unrealized Appreciation (Depreciation)	$4,286	$4,286

Average Notional Amount	Total
Forward Contracts Long (a)	$ 611,174
Forward Contracts Short	$(2,677,936)

(a)	Positions were open for nine months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio.  American Century Investment Management, Inc. ("American Century" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and American Century, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Portfolio pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.63% up to $500 million; 0.61% from $500 million to $1 billion; and 0.585% in excess of $1 billion. During the year ended December 31, 2023, the effective management fee rate was 0.63% of the Portfolio's average daily net assets.
During the year ended December 31, 2023, New York Life Investments earned fees from the Portfolio in the amount of $2,840,782 and paid the Subadvisor fees in the amount of $992,019.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$385,776,126	$65,071,441	$(15,370,369)	$49,701,072
23

Notes to Financial Statements (continued)
As of December 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$4,040,429	$10,492,653	$—	$49,699,305	$64,232,387
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
During the years ended December 31, 2023 and December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$ 5,052,058	$13,654,316
Long-Term Capital Gains	141,409,543	47,801,940
Total	$146,461,601	$61,456,256
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2023, purchases and sales of securities, other than short-term securities, were $124,117 and $238,480, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2023 and December 31, 2022, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	193,775	$ 2,200,917
Shares issued to shareholders in reinvestment of distributions	10,919,197	88,591,811
Shares redeemed	(7,425,754)	(84,155,536)
Net increase (decrease)	3,687,218	$ 6,637,192
Year ended December 31, 2022:
Shares sold	1,253,742	$ 16,610,052
Shares issued to shareholders in reinvestment of distributions	3,651,418	38,151,110
Shares redeemed	(2,760,864)	(35,999,613)
Net increase (decrease)	2,144,296	$ 18,761,549

Service Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	943,390	$ 9,919,913
Shares issued to shareholders in reinvestment of distributions	7,161,393	57,869,790
Shares redeemed	(4,237,815)	(46,307,130)
Net increase (decrease)	3,866,968	$ 21,482,573
Year ended December 31, 2022:
Shares sold	397,512	$ 4,978,640
Shares issued to shareholders in reinvestment of distributions	2,237,437	23,305,146
Shares redeemed	(3,446,787)	(44,670,232)
Net increase (decrease)	(811,838)	$(16,386,446)

24	MainStay VP American Century Sustainable Equity Portfolio

Note 10–Other Matters
As of the date of this report, the Portfolio faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Portfolio's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP American Century Sustainable Equity Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP American Century Sustainable Equity Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2024
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
26	MainStay VP American Century Sustainable Equity Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP American Century Sustainable Equity Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and American Century Investment Management, Inc. (“American Century”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and American Century in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and American Century in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or American Century that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually,
American Century personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements.  In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and American Century; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and American Century; (iii) the costs of the services provided, and profits realized, by New York Life Investments and American Century with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.  With

27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and American Century.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and American Century resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have invested in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and American Century
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by American Century, evaluating the performance of American Century, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of American Century and ongoing analysis of, and interactions with, American Century with respect to, among other things, the Portfolio’s investment performance and risks as well as American Century’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that American Century provides to the Portfolio and considered the terms of each of the Advisory Agreements.  The Board evaluated American Century’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and American Century’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at American Century.  The Board considered New York Life Investments’ and American Century’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and American Century and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Portfolio.  The Board also considered American Century’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Portfolio.  In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and American Century regarding their respective business continuity and disaster recovery plans.

28	MainStay VP American Century Sustainable Equity Portfolio

Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between representatives of American Century and the members of the Board’s Investment Committee, which generally occur on an annual basis.  In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the five- and ten-year periods ended July 31, 2023, and performed favorably relative to its peer funds for the one- and three-year periods ended July 31, 2023.  The Board considered its discussions with representatives from New York Life Investments and American Century regarding the Portfolio’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and SA ABBR
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates and American Century due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  With respect to the profitability of American Century’s relationship with the Portfolio, the Board considered information from New York Life Investments that American Century’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of American Century’s profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and American Century, and profitability of New York Life Investments and its affiliates and American Century due to their relationships with the Portfolio, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and American Century’s continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio.  The Board also considered the financial resources of New York Life Investments and American Century and acknowledged that New York Life Investments and American Century must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and American Century to continue to provide high-quality services to the Portfolio.  The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and American Century and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to American Century from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to American Century in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities.  In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between American Century and its affiliates and New York Life Investments and its affiliates that relates to certain current and future
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio.  In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts.  The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor, and insurance companies affiliated with New York Life Investments would be entitled to receive fees from the Portfolio under a distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to American Century and its affiliates are consistent with those expected for a subadvisor to a mutual fund.  With respect to American Century, the Board considered that any profits realized by American Century due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and American Century, acknowledging that any such profits are based on the subadvisory fee paid to American Century by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to American Century is paid by New York Life Investments, not the Portfolio.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and American Century on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Portfolio, if any.  The Board considered the contractual management fee schedule for the Portfolio as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses.  The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Portfolio and whether the Portfolio’s management fee and expense structure permits any economies of scale to be appropriately shared with the Portfolio’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of

30	MainStay VP American Century Sustainable Equity Portfolio

ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio.  The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Portfolio’s shareholders through the Portfolio’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
31

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
32	MainStay VP American Century Sustainable Equity Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay VP Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay Funds: Trustee since 2023 (11 Funds)
MainStay Funds Trust: Trustee since 2023 (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay VP Funds Trust: Chair since 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC since 1990	81	MainStay Funds: Chair since January 2017 and Trustee since 2007 (11 Funds); MainStay Funds Trust: Chair since January 2017 and Trustee since 1990 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
34	MainStay VP American Century Sustainable Equity Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay Funds: Trustee since 2006 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015 to 2016); Managing Director, Product Development (from 2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
36	MainStay VP American Century Sustainable Equity Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP Natural Resources Portfolio
MainStay VP PineStone International Equity Portfolio1
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio2
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
PineStone Asset Management Inc.
Montreal, Québec
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to August 28, 2023, the Portfolio's name was MainStay VP MacKay International Equity Portfolio.
2.	Effective on or about May 1, 2024, the MainStay VP MacKay Government Portfolio will be renamed the MainStay VP U.S. Infrastructure Bond Portfolio.
Not part of the Annual Report

2023 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2024 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015854	MSVPTRPE11-02/24
(NYLIAC) NI531

MainStay VP Natural Resources Portfolio

Message from the President and Annual Report
December 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit our website.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Against a backdrop of easing inflationary pressures and continued economic growth, stocks and bonds generally gained ground during the 12-month period ended December 31, 2023, despite high levels of volatility and sharp disparities between the performance of the different market sectors.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation, interest rate, and economic growth trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 6.4% in January, and 3.4% in December 2023. At the same time, the Fed increased the benchmark federal funds rate from 4.25%–4.50% at the beginning of reporting period, to 5.25%–5.50% as of the end of 2023. Despite the increasing cost of capital and tighter lending environment that resulted from rising rates, economic growth remained surprisingly robust, bolstered by high levels of consumer spending, low levels of unemployment and better-than-expected corporate earnings. With the pace of rate increases slowing from the prior year, investors began hoping for an early shift to a looser monetary policy, with stock prices and bond yields reacting as economic data and statements from the Fed either reinforced or undercut those hopes. Following months of hawkish rhetoric, the Fed finally reversed its stance in December 2023, signaling a positive economic outlook with little chance of a recession and a likelihood of rate cuts in 2024.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced strong gains during the reporting period-– recovering all its losses from 2022 and approached new record territory. A preponderance of the Index’s gains were generated by a relatively small number of mega-cap stocks in the information technology, communication services and consumer discretionary sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened during the closing weeks of the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced generally positive returns, bolstered by attractive and relatively stable yields. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield. Corporate bond prices trended moderately higher, generally outperforming government securities. After years of low yields and tight credit spreads, the corporate sector benefited from more attractive valuations and income opportunities. Among corporates, markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. International bond markets produced mixed returns, with emerging-markets issues advancing over their developed-markets counterparts.
The market volatility of recent years reminds us of the constant need for experienced and steadfast portfolio management in the face of uncertainty. New York Life Investments remains dedicated to providing you, as a valued MainStay VP investor, with the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023[1]
Class	Inception Date[2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Initial Class Shares	2/17/2012	1.92%	18.96%	2.79%	0.83%

1.	The Portfolio replaced its subadvisor and modified its principal investment strategies as of November 30, 2018. Therefore, the performance information shown in this report prior to November 30, 2018 reflects the Portfolio’s prior subadvisor, investment objective and principal investment strategies.
2.	Due to an organizational restructuring, the portfolio managers from Mellon Investments Corporation who managed the day-to-day operations of the Portfolio transitioned to Newton Investment Management North America, LLC as of September 1, 2021. The past performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisor.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
S&P Global Natural Resources Index[1]	4.08%	11.15%	5.15%
Morningstar Natural Resources Category Average[2]	7.61	12.51	4.77

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Portfolio has selected the S&P Global Natural Resources Index as its primary benchmark. The S&P Global Natural Resources Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining.
2.	The Morningstar Natural Resources Category Average is representative of funds that invest primarily on commodity-based industries such as energy, chemicals, minerals, and forest products in the United States or outside of the United States. Some funds invest across this spectrum to offer broad natural-resources exposure. Others concentrate heavily or even exclusively in specific industries. Funds that concentrate primarily in energy-related industries are part of the equity energy category. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Natural Resources Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,049.20	$4.34	$1,020.97	$4.28	0.84%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Natural Resources Portfolio

Country Composition as of December 31, 2023 (Unaudited)
United States	77.9%
Canada	12.2
Netherlands	4.6
Norway	2.7
Germany	2.4
Australia	1.4
Chile	1.2%
Brazil	0.5
Zambia	0.5
Other Assets, Less Liabilities	–3.4
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2023 (excluding short-term investments) (Unaudited)
1.	Freeport-McMoRan, Inc.
2.	Weatherford International plc
3.	Occidental Petroleum Corp.
4.	Shell plc
5.	CF Industries Holdings, Inc.
6.	ConocoPhillips
7.	CRH plc
8.	Schlumberger NV
9.	Teck Resources Ltd., Class B
10.	Phillips 66

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager Brock Campbell, CFA, and David S. Intoppa of Newton Investment Management North America, LLC, the Portfolio’s Subadvisor.
How did MainStay VP Natural Resources Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2023?
For the 12 months ended December 31, 2023, MainStay VP Natural Resources Portfolio returned 1.92% for Initial Class shares. Over the same period, Initial Class shares of the Portfolio underperformed the 4.08% return of the S&P Global Natural Resources Index (the “Index”), which is the Portfolio’s benchmark, and the 7.61% return of the Morningstar Natural Resources Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
Natural-resource equities are highly correlated to commodity prices, which are largely determined by supply and demand factors that can be affected by macroeconomic data, geopolitical events, and idiosyncratic, subsector and/or company news. Each of these factors affected the Portfolio’s performance relative to the Index over the reporting period.
In addition, the Portfolio is designed to take concentrated positions in our highest conviction ideas across the natural-resource equity universe. We believe this provides a solid opportunity to deliver commodity alpha2 to our investors, as opposed to broad commodity exposure or beta.3 As the Portfolio does not offer diversified commodity exposure, there may be times when the Portfolio outperforms or underperforms the Index.
Which sectors were the strongest contributors to the Portfolio’s relative performance and which sectors were particularly weak?
Energy services, industrials and agriculture made the strongest contributions to the Portfolio’s relative performance over the reporting period. (Contributions take weightings and total returns into account.) Conversely, steel, forest, and paper products and U.S. onshore upstream detracted the most from the Portfolio's relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The strongest positive contributions to the Portfolio’s absolute performance came from uranium miner Cameco, energy drilling equipment company Weatherford International and offshore oil & gas drilling services provider Transocean. Cameco shares advanced throughout the year as investors began to focus on increasing tightness in the uranium market. Weatherford International shares rose amid increased activity and much higher capacity utilization rates. Demand for services outstripped available supply, leading to a solid pricing environment, which benefited many of the high-quality operators in this sector. Transocean shares benefited as the oilfield services industry had a solid year, marked by increased activity and significantly higher capacity utilization rates. Once again, demand for services outstripped available supply, leading to a robust pricing environment, which benefited many of the sector’s high-quality operators.
The most significant detractors from the Portfolio’s absolute performance during the same period included positions in Canadian mineral producer First Quantum Minerals, German pharmaceutical company Bayer and aluminum producer Alcoa. First Quantum Minerals shares declined as the company’s key Panamanian mine faced a referendum, raising concerns regarding future profits and cash flows. Bayer shares suffered in the face of several negative news stories regarding the company, including a downgrade of its debt by rating agency Fitch Ratings, Inc. litigation related to its agriculture business, and the termination of a clinical trial for an anticoagulant drug due to lack of efficacy. Alcoa shares lagged as investors grew increasingly concerned over the prospect of slowing global growth, the pace and sustainability of China’s reopening, and concerns regarding aluminum oversupply.
Did the Portfolio make any significant purchases or sales during the reporting period?
Key additions to the Portfolio during the reporting period included new positions in international energy and petrochemical company Shell, globally diversified building materials company CRH and diversified energy company Phillips 66. Shell engages in the exploration, production, refining and marketing of oil and natural gas, and the manufacturing and marketing of chemicals. In addition to our positive outlook on energy, we believe Shell is in the early stages of cleaning up its balance sheet, paying down debt and returning more capital to shareholders. CRH manufactures and supplies a diverse range of building materials and products for use in the construction and maintenance of infrastructure, housing and commercial projects. We believe CRH could be among the leading beneficiaries of deglobalization, as countries and companies spend on infrastructure buildouts. In our view, the company should benefit from recent U.S. legislation, including the Inflation Reduction Act and the CHIPs Act. Phillips 66 appears well positioned to benefit from gains in the natural

1.	See "Investment and Performance Comparison" for more information on benchmark and peer group returns.
2.	Alpha measures the relationship between a mutual fund’s return and its beta over a three-year period. Often, alpha is viewed as the excess return (positive or negative) or the value added by the portfolio manager.
3.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
8	MainStay VP Natural Resources Portfolio

resources sector as a high-quality refiner that is now very focused on controlling expenses and improving returns.
During the same period, the Portfolio eliminated its entire positions in oil & gas exploration & production companies Hess and EOG Resources, and global mining company Anglo American, in favor of more compelling risk/reward opportunities.
How did the Portfolio’s subsector and subindustry weightings change during the reporting period?
During the reporting period, the Portfolio increased its exposure to refining and chemicals from an equally weighted position to a markedly overweight position relative to the Index. Precious metals increased from zero exposure, but remained an underweight position relative to the Index. Industrials, energy services and agriculture saw the largest decreases in overall weights during the reporting period.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2023, we continue to maintain strong conviction in the natural resources sector and foresee a tight supply/demand environment in the coming years. While inflation has declined somewhat, it continues to permeate the global economy, and we believe the supply response could take some time to alleviate inflationary pressures. The rise of environmental, social and governance (ESG) concerns are likely to continue to distort price signals to commodity producers, thereby exacerbating supply shortfalls. We believe that the potential impact of a recession on the Portfolio’s commodity holdings has been exaggerated by the market, despite an uneven China reopening. Our analysis suggests that the impact of slowing demand on energy and metals, the Portfolio’s major overweight positions, should be relatively moderate.
In this environment, the Portfolio’s investment process and style remains unchanged. We continue to seek investments in areas where the commodity macroeconomic and company-specific factors are aligned. In our opinion, the natural resources sector remains one of the best sources of overall portfolio diversification, inflation protection and dividend yield generation.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2023†^
	Shares	Value
Common Stocks 99.5%
Australia 1.4%
South32 Ltd. (Metals & Mining)	1,346,400	$ 3,055,289
Woodside Energy Group Ltd. (Oil, Gas & Consumable Fuels)	83,859	1,774,946
		4,830,235
Brazil 0.5%
Adecoagro SA (Food Products)	146,602	1,627,282
Canada 12.2%
Cameco Corp. (Oil, Gas & Consumable Fuels)	248,517	10,711,083
Capstone Copper Corp. (Metals & Mining) (a)	818,386	3,983,691
Ivanhoe Mines Ltd., Class A (Metals & Mining) (a)	430,086	4,170,865
NexGen Energy Ltd. (Oil, Gas & Consumable Fuels) (a)	881,905	6,169,774
Nutrien Ltd. (Chemicals) (b)	58,060	3,270,520
Teck Resources Ltd., Class B (Metals & Mining)	302,291	12,777,841
		41,083,774
Chile 1.2%
Antofagasta plc (Metals & Mining)	189,805	4,063,297
Germany 2.4%
Bayer AG (Registered) (Pharmaceuticals)	221,757	8,232,915
Netherlands 4.6%
Shell plc (Oil, Gas & Consumable Fuels)	468,291	15,349,467
Norway 2.7%
Equinor ASA, Sponsored ADR (Oil, Gas & Consumable Fuels)	228,492	7,229,487
Norsk Hydro ASA (Metals & Mining)	276,419	1,860,949
		9,090,436
United States 74.0%
Albemarle Corp. (Chemicals)	21,220	3,065,866
Alcoa Corp. (Metals & Mining)	231,562	7,873,108
Antero Resources Corp. (Oil, Gas & Consumable Fuels) (a)	452,486	10,262,382
Bunge Global SA (Food Products)	90,840	9,170,298
CF Industries Holdings, Inc. (Chemicals)	188,651	14,997,754
Chemours Co. (The) (Chemicals)	240,861	7,596,756
	Shares	Value

United States (continued)
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels) (b)	74,246	$ 5,712,487
ConocoPhillips (Oil, Gas & Consumable Fuels)	128,699	14,938,093
Corteva, Inc. (Chemicals)	71,777	3,439,554
CRH plc (Construction Materials)	197,703	13,673,139
Darling Ingredients, Inc. (Food Products) (a)	135,365	6,746,592
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	64,007	9,926,206
Energy Fuels, Inc. (Oil, Gas & Consumable Fuels) (a)(b)	348,141	2,503,134
EQT Corp. (Oil, Gas & Consumable Fuels)	286,859	11,089,969
Fluor Corp. (Construction & Engineering) (a)	115,915	4,540,391
Freeport-McMoRan, Inc. (Metals & Mining)	375,418	15,981,544
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	453,668	10,960,619
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	70,636	10,479,557
Mosaic Co. (The) (Chemicals)	101,424	3,623,880
Newmont Corp. (Metals & Mining)	204,106	8,447,947
NOV, Inc. (Energy Equipment & Services)	156,144	3,166,600
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	260,827	15,573,980
Phillips 66 (Oil, Gas & Consumable Fuels)	92,207	12,276,440
Schlumberger NV (Energy Equipment & Services)	261,100	13,587,644
Transocean Ltd. (Energy Equipment & Services) (a)	1,584,391	10,060,883
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	12,632	1,642,160
Vulcan Materials Co. (Construction Materials)	8,239	1,870,335
Weatherford International plc (Energy Equipment & Services) (a)	163,128	15,958,812
		249,166,130
Zambia 0.5%
First Quantum Minerals Ltd. (Metals & Mining)	194,549	1,593,039
Total Common Stocks (Cost $306,842,141)		335,036,575

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Natural Resources Portfolio

	Shares	Value
Short-Term Investments 3.9%
Affiliated Investment Company 0.4%
United States 0.4%
MainStay U.S. Government Liquidity Fund, 5.235% (c)	1,387,605	$ 1,387,605
Unaffiliated Investment Companies 3.5%
United States 3.5%
Dreyfus Treasury Obligations Cash Management Fund, 5.40% (c)(d)	5,865,355	5,865,355
Fidelity Government Portfolio, 5.356% (c)(d)	2,000,000	2,000,000
Invesco Government & Agency Portfolio, 5.361% (c)(d)	3,715,123	3,715,123
		11,580,478
Total Short-Term Investments (Cost $12,968,083)		12,968,083
Total Investments (Cost $319,810,224)	103.4%	348,004,658
Other Assets, Less Liabilities	(3.4)	(11,325,433)
Net Assets	100.0%	$ 336,679,225

†	Percentages indicated are based on Portfolio net assets.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of December 31, 2023, the aggregate market value of securities on loan was $11,232,661. The Portfolio received cash collateral with a value of $11,580,478. (See Note 2(I))
(c)	Current yield as of December 31, 2023.
(d)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 1,917	$ 100,172	$ (100,701)	$ —	$ —	$ 1,388	$ 107	$ —	1,388
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2023†^ (continued)
Abbreviation(s):
ADR—American Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 335,036,575	$ —	$ —	$ 335,036,575
Short-Term Investments
Affiliated Investment Company	1,387,605	—	—	1,387,605
Unaffiliated Investment Companies	11,580,478	—	—	11,580,478
Total Short-Term Investments	12,968,083	—	—	12,968,083
Total Investments in Securities	$ 348,004,658	$ —	$ —	$ 348,004,658

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Natural Resources Portfolio

The table below sets forth the diversification of the Portfolio’s investments by industry.
Industry Diversification
	Value	Percent †^
Chemicals	$ 35,994,330	10.7%
Construction & Engineering	4,540,391	1.4
Construction Materials	15,543,474	4.6
Energy Equipment & Services	42,773,939	12.7
Food Products	17,544,172	5.2
Metals & Mining	63,807,570	19.0
Oil, Gas & Consumable Fuels	146,599,784	43.5
Pharmaceuticals	8,232,915	2.4
	335,036,575	99.5
Short-Term Investments	12,968,083	3.9
Other Assets, Less Liabilities	(11,325,433)	(3.4)
Net Assets	$336,679,225	100.0%

†	Percentages indicated are based on Portfolio net assets.

^	Industry and country classifications may be different than those used for compliance monitoring purposes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $318,422,619) including securities on loan of $11,232,661	$346,617,053
Investment in affiliated investment companies, at value (identified cost $1,387,605)	1,387,605
Cash denominated in foreign currencies (identified cost $355,448)	365,666
Receivables:
Dividends	441,818
Portfolio shares sold	17,560
Securities lending	1,811
Other assets	1,506
Total assets	348,833,019
Liabilities
Cash collateral received for securities on loan	11,580,478
Payables:
Portfolio shares redeemed	294,000
Manager (See Note 3)	221,288
Professional fees	44,419
Custodian	13,547
Shareholder communication	46
Accrued expenses	16
Total liabilities	12,153,794
Net assets	$336,679,225
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 28,124
Additional paid-in-capital	343,127,406
343,155,530
Total distributable earnings (loss)	(6,476,305)
Net assets	$336,679,225
Initial Class
Net assets applicable to outstanding shares	$336,679,225
Shares of beneficial interest outstanding	28,123,768
Net asset value per share outstanding	$ 11.97

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Natural Resources Portfolio

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $323,387)	$ 8,755,987
Securities lending, net	111,179
Dividends-affiliated	106,702
Total income	8,973,868
Expenses
Manager (See Note 3)	2,886,962
Professional fees	95,231
Custodian	36,470
Shareholder communication	17,773
Trustees	9,550
Miscellaneous	17,413
Total expenses	3,063,399
Net investment income (loss)	5,910,469
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	39,619,078
Foreign currency transactions	95,490
Net realized gain (loss)	39,714,568
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(37,904,702)
Translation of other assets and liabilities in foreign currencies	6,798
Net change in unrealized appreciation (depreciation)	(37,897,904)
Net realized and unrealized gain (loss)	1,816,664
Net increase (decrease) in net assets resulting from operations	$ 7,727,133
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 5,910,469	$ 7,413,546
Net realized gain (loss)	39,714,568	107,424,418
Net change in unrealized appreciation (depreciation)	(37,897,904)	(8,349,052)
Net increase (decrease) in net assets resulting from operations	7,727,133	106,488,912
Distributions to shareholders:
Initial Class	(7,514,547)	(4,193,860)
Capital share transactions:
Net proceeds from sales of shares	40,152,127	117,317,650
Net asset value of shares issued to shareholders in reinvestment of distributions	7,514,547	4,193,860
Cost of shares redeemed	(107,337,171)	(120,252,694)
Increase (decrease) in net assets derived from capital share transactions	(59,670,497)	1,258,816
Net increase (decrease) in net assets	(59,457,911)	103,553,868
Net Assets
Beginning of year	396,137,136	292,583,268
End of year	$ 336,679,225	$ 396,137,136
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Natural Resources Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 12.00	$ 8.93	$ 6.55	$ 6.29	$ 5.43
Net investment income (loss)	0.19	0.22	0.12(a)	0.09(a)	0.13(a)
Net realized and unrealized gain (loss)	0.04	2.97	2.36	0.32	0.78
Total from investment operations	0.23	3.19	2.48	0.41	0.91
Less distributions:
From net investment income	(0.26)	(0.12)	(0.10)	(0.15)	(0.05)
Net asset value at end of year	$ 11.97	$ 12.00	$ 8.93	$ 6.55	$ 6.29
Total investment return (b)	1.92%	35.84%	38.02%	6.89%	16.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.62%	1.94%	1.56%	1.68%	2.17%
Net expenses (c)	0.84%	0.83%	0.85%	0.86%	0.96%
Portfolio turnover rate	85%	92%	72%	68%	87%
Net assets at end of year (in 000's)	$ 336,679	$ 396,137	$ 292,583	$ 238,908	$ 249,276

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Natural Resources Portfolio (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. However, due to its principal investment strategies and investment processes, the Portfolio has historically operated as a "diversified" portfolio. Therefore, the Portfolio will not operate as "non-diversified" portfolio without first obtaining shareholder approval.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share class that has been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares.
The Portfolio's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use

18	MainStay VP Natural Resources Portfolio

of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy.
19

Notes to Financial Statements (continued)
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements.
The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

20	MainStay VP Natural Resources Portfolio

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The
Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(J) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The
21

Notes to Financial Statements (continued)
Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Newton Investment Management North America, LLC (“Newton” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Newton, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.79% up to $1 billion; and 0.78% in excess of $1 billion. During the year ended December 31, 2023, the effective management fee rate was 0.79% of the Portfolio's average daily net assets.
During the year ended December 31, 2023, New York Life Investments earned fees from the Portfolio in the amount of $2,886,962 and paid the Subadvisor fees in the amount of $1,321,315.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$322,566,870	$45,084,838	$(19,647,050)	$25,437,788
As of December 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$8,439,500	$(40,362,591)	$—	$25,446,786	$(6,476,305)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale and Passive Foreign Investment Company (“PFIC”) adjustments.
As of December 31, 2023, for federal income tax purposes, capital loss carryforwards of $40,362,591, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$21,667	$18,695
The Portfolio utilized $38,902,835 of capital loss carryforwards during the year ended December 31, 2023.
During the years ended December 31, 2023 and December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$7,514,547	$4,193,860
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

22	MainStay VP Natural Resources Portfolio

Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2023, purchases and sales of securities, other than short-term securities, were $307,520 and $368,317, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2023 and December 31, 2022, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	3,386,394	$ 40,152,127
Shares issued to shareholders in reinvestment of distributions	620,463	7,514,547
Shares redeemed	(8,887,032)	(107,337,171)
Net increase (decrease)	(4,880,175)	$ (59,670,497)
Year ended December 31, 2022:
Shares sold	10,407,226	$ 117,317,650
Shares issued to shareholders in reinvestment of distributions	365,214	4,193,860
Shares redeemed	(10,531,284)	(120,252,694)
Net increase (decrease)	241,156	$ 1,258,816
Note 10–Other Matters
As of the date of this report, the Portfolio faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Portfolio's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP Natural Resources Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Natural Resources Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2024
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
24	MainStay VP Natural Resources Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Natural Resources Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Newton Investment Management North America, LLC (“Newton”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Newton in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and Newton in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Newton that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, Newton personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements.  In addition, the Board received information regarding the Portfolio’s asset levels and share purchase and redemption activity, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Newton; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Newton; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Newton with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Newton.  The Board’s

25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Newton resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have invested in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Newton
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by Newton, evaluating the performance of Newton, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of Newton and ongoing analysis of, and interactions with, Newton with respect to, among other things, the Portfolio’s investment performance and risks as well as Newton’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii)
compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Newton provides to the Portfolio and considered the terms of each of the Advisory Agreements.  The Board evaluated Newton’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and Newton’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at Newton.  The Board considered New York Life Investments’ and Newton’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Newton and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Portfolio.  The Board also considered Newton’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Portfolio.  In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Newton regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Portfolio’s gross and net

26	MainStay VP Natural Resources Portfolio

returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between representatives of Newton and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and Newton
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates and Newton due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  With respect to the profitability of Newton’s relationship with the Portfolio, the Board considered information from New York Life Investments that Newton’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of Newton’s profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Newton, and profitability of New York Life Investments and its affiliates and Newton due to their relationships with the Portfolio, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and Newton’s continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio.  The Board also considered the financial resources of New York
Life Investments and Newton and acknowledged that New York Life Investments and Newton must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Newton to continue to provide high-quality services to the Portfolio.  The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and Newton and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to Newton from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Newton in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities.  In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Newton and its affiliates and New York Life Investments and its affiliates that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio.  In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts.  The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities.  The Board considered information about these other revenues and their impact on the profitability of the relationship with
27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
the Portfolio to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to Newton and its affiliates are consistent with those expected for a subadvisor to a mutual fund.  With respect to Newton, the Board considered that any profits realized by Newton due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Newton, acknowledging that any such profits are based on the subadvisory fee paid to Newton by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to Newton is paid by New York Life Investments, not the Portfolio.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and Newton on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Portfolio, if any.  The Board considered the contractual management fee schedule for the Portfolio as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses.  The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Portfolio and whether the Portfolio’s management fee and expense structure permits any economies of scale to be appropriately shared with the Portfolio’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio.  The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Portfolio’s shareholders through the Portfolio’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

28	MainStay VP Natural Resources Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
29

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay VP Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay Funds: Trustee since 2023 (11 Funds)
MainStay Funds Trust: Trustee since 2023 (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
30	MainStay VP Natural Resources Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay VP Funds Trust: Chair since 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC since 1990	81	MainStay Funds: Chair since January 2017 and Trustee since 2007 (11 Funds); MainStay Funds Trust: Chair since January 2017 and Trustee since 1990 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
31

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay Funds: Trustee since 2006 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
32	MainStay VP Natural Resources Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015 to 2016); Managing Director, Product Development (from 2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
33

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP Natural Resources Portfolio
MainStay VP PineStone International Equity Portfolio1
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio2
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
PineStone Asset Management Inc.
Montreal, Québec
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to August 28, 2023, the Portfolio's name was MainStay VP MacKay International Equity Portfolio.
2.	Effective on or about May 1, 2024, the MainStay VP MacKay Government Portfolio will be renamed the MainStay VP U.S. Infrastructure Bond Portfolio.
Not part of the Annual Report

2023 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2024 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015939	MSVPVEG11-02/24
(NYLIAC) NI533

MainStay VP S&P 500 Index Portfolio

Message from the President and Annual Report
December 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit our website.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Against a backdrop of easing inflationary pressures and continued economic growth, stocks and bonds generally gained ground during the 12-month period ended December 31, 2023, despite high levels of volatility and sharp disparities between the performance of the different market sectors.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation, interest rate, and economic growth trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 6.4% in January, and 3.4% in December 2023. At the same time, the Fed increased the benchmark federal funds rate from 4.25%–4.50% at the beginning of reporting period, to 5.25%–5.50% as of the end of 2023. Despite the increasing cost of capital and tighter lending environment that resulted from rising rates, economic growth remained surprisingly robust, bolstered by high levels of consumer spending, low levels of unemployment and better-than-expected corporate earnings. With the pace of rate increases slowing from the prior year, investors began hoping for an early shift to a looser monetary policy, with stock prices and bond yields reacting as economic data and statements from the Fed either reinforced or undercut those hopes. Following months of hawkish rhetoric, the Fed finally reversed its stance in December 2023, signaling a positive economic outlook with little chance of a recession and a likelihood of rate cuts in 2024.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced strong gains during the reporting period-– recovering all its losses from 2022 and approached new record territory. A preponderance of the Index’s gains were generated by a relatively small number of mega-cap stocks in the information technology, communication services and consumer discretionary sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened during the closing weeks of the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced generally positive returns, bolstered by attractive and relatively stable yields. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield. Corporate bond prices trended moderately higher, generally outperforming government securities. After years of low yields and tight credit spreads, the corporate sector benefited from more attractive valuations and income opportunities. Among corporates, markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. International bond markets produced mixed returns, with emerging-markets issues advancing over their developed-markets counterparts.
The market volatility of recent years reminds us of the constant need for experienced and steadfast portfolio management in the face of uncertainty. New York Life Investments remains dedicated to providing you, as a valued MainStay VP investor, with the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	1/29/1993	26.14%	15.53%	11.81%	0.19%
Service Class Shares	6/5/2003	25.83	15.25	11.53	0.44

1.	Effective June 13, 2022, the Portfolio replaced its subadvisor. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisor.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	26.29%	15.69%	12.03%
Morningstar Large Blend Category Average[2]	22.32	14.26	10.55

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The S&P 500® Index is the Portfolio's primary broad-based securities market index for comparison purposes. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The foregoing trademarks have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by New York Life Investment Management LLC. The S&P 500® Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by New York Life Investment Management LLC. MainStay S&P 500 Index Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P or their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, S&P nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
2.	The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the funds' returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP S&P 500 Index Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,079.80	$0.63	$1,024.60	$0.61	0.12%
Service Class Shares	$1,000.00	$1,078.40	$1.94	$1,023.34	$1.89	0.37%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP S&P 500 Index Portfolio

Industry Composition as of December 31, 2023 (Unaudited)
Software	10.6%
Semiconductors & Semiconductor Equipment	8.0
Technology Hardware, Storage & Peripherals	7.2
Interactive Media & Services	5.7
Financial Services	4.1
Pharmaceuticals	3.7
Oil, Gas & Consumable Fuels	3.5
Broadline Retail	3.5
Banks	3.2
Capital Markets	3.0
Health Care Providers & Services	2.8
Health Care Equipment & Supplies	2.5
Hotels, Restaurants & Leisure	2.2
Insurance	2.0
Specialty Retail	2.0
Biotechnology	2.0
Automobiles	1.9
Consumer Staples Distribution & Retail	1.8
Machinery	1.8
Aerospace & Defense	1.6
Chemicals	1.6
Electric Utilities	1.5
Beverages	1.5
Life Sciences Tools & Services	1.4
IT Services	1.2
Household Products	1.2
Entertainment	1.2
Specialized REITs	1.1
Ground Transportation	1.1
Food Products	0.9
Industrial Conglomerates	0.8
Communications Equipment	0.8
Professional Services	0.7
Diversified Telecommunication Services	0.7
Media	0.7
Multi–Utilities	0.6
Electrical Equipment	0.6%
Electronic Equipment, Instruments & Components	0.6
Commercial Services & Supplies	0.6
Tobacco	0.5
Textiles, Apparel & Luxury Goods	0.5
Consumer Finance	0.5
Air Freight & Logistics	0.5
Building Products	0.5
Metals & Mining	0.4
Household Durables	0.4
Energy Equipment & Services	0.4
Industrial REITs	0.3
Residential REITs	0.3
Retail REITs	0.3
Trading Companies & Distributors	0.3
Containers & Packaging	0.2
Wireless Telecommunication Services	0.2
Health Care REITs	0.2
Personal Care Products	0.2
Passenger Airlines	0.2
Real Estate Management & Development	0.2
Construction Materials	0.2
Distributors	0.1
Automobile Components	0.1
Construction & Engineering	0.1
Office REITs	0.1
Water Utilities	0.1
Gas Utilities	0.0‡
Hotel & Resort REITs	0.0‡
Independent Power and Renewable Electricity Producers	0.0‡
Leisure Products	0.0‡
Short–Term Investments	1.2
Other Assets, Less Liabilities	0.1
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

7

Top Ten Holdings and/or Issuers Held as of December 31, 2023 (excluding short-term investments) (Unaudited)
1.	Apple, Inc.
2.	Microsoft Corp.
3.	Alphabet, Inc.
4.	Amazon.com, Inc.
5.	NVIDIA Corp.
6.	Meta Platforms, Inc., Class A
7.	Tesla, Inc.
8.	Berkshire Hathaway, Inc., Class B
9.	JPMorgan Chase & Co.
10.	Broadcom, Inc.

8	MainStay VP S&P 500 Index Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager Francis J. Ok of IndexIQ Advisors LLC, the Portfolio’s Subadvisor.
How did MainStay VP S&P 500® Index Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2023?
For the 12 months December 31, 2023, MainStay VP S&P 500® Index Portfolio returned 26.14% for Initial Class shares and 25.83% for Service Class shares. Over the same period, both share classes underperformed the 26.29% return of the S&P 500® Index (the “Index”), which is the Portfolio’s benchmark. Although the Portfolio seeks investment results that correspond to the total return performance of common stocks in the aggregate as represented by the S&P 500® Index, the Portfolio’s net performance will typically lag that of the Index because the Portfolio incurs operating expenses that the Index does not. For the 12 months ended December 31, 2023, both share classes outperformed the 22.32% return of the Morningstar Large Blend Category Average.1
During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?
The Index industry groups with the highest total returns during the reporting period included semiconductors & semiconductor equipment, interactive media & services and automobile manufacturers. Conversely, the industry groups that had the lowest total returns were alternative carriers, housewares & specialties, and personal care products.
During the reporting period, which S&P 500® industries made the strongest positive contributions to the Portfolio’s absolute performance and which industries made the weakest contributions?
The Index industries that made the strongest positive contributions to the Portfolio’s absolute performance during the reporting period included semiconductors, systems software and interactive media & services. (Contributions take weightings and total returns into account.) During the same period, the industries that made the weakest contributions to the Portfolio’s absolute performance included integrated oil & gas, regional banks and electric utilities.
During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which individual stocks had the lowest total returns?
The Index stocks with the highest total returns during the reporting period included semiconductor maker NVIDIA, social media company Meta Platforms and cruise line operator Carnival. Conversely, the stocks of solar energy systems producer Enphase
Energy, agricultural sciences company FMC and pharmaceutical developer Moderna produced the weakest total returns.
During the reporting period, which S&P 500® stocks made the strongest positive contributions to the Portfolio’s absolute performance and which S&P 500® stocks made the weakest contributions?
The Index stocks that made the strongest positive contributions to the Portfolio’s absolute performance during the reporting period included productivity software company Microsoft, consumer products maker Apple and semiconductor manufacturer NVIDIA. The stocks making the weakest contributions included pharmaceutical company Pfizer, integrated oil & gas firm Chevron and electric utility NextEra Energy.
Were there any changes in the S&P 500® Index during the reporting period?
During the reporting period, there were 16 additions to and 17 deletions from the S&P 500® Index. In terms of index weight, significant additions to the S&P 500® Index included Blackstone and Palo Alto Networks, while significant deletions included Activision Blizzard and SVB Financial Group.

1.	See "Investment and Performance Comparison" for more information on benchmark and peer group returns.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2023†^
	Shares	Value
Common Stocks 98.7%
Aerospace & Defense 1.6%
Axon Enterprise, Inc. (a)	6,583	$ 1,700,587
Boeing Co. (The) (a)	53,152	13,854,600
General Dynamics Corp.	21,170	5,497,214
Howmet Aerospace, Inc.	36,560	1,978,627
Huntington Ingalls Industries, Inc.	3,713	964,043
L3Harris Technologies, Inc.	17,715	3,731,133
Lockheed Martin Corp.	20,638	9,353,967
Northrop Grumman Corp.	13,248	6,201,919
RTX Corp.	134,394	11,307,911
Textron, Inc.	18,320	1,473,295
TransDigm Group, Inc.	5,170	5,229,972
		61,293,268
Air Freight & Logistics 0.5%
CH Robinson Worldwide, Inc.	10,896	941,305
Expeditors International of Washington, Inc.	13,589	1,728,521
FedEx Corp.	21,619	5,468,958
United Parcel Service, Inc., Class B	67,599	10,628,591
		18,767,375
Automobile Components 0.1%
Aptiv plc (a)	26,438	2,372,018
BorgWarner, Inc.	21,999	788,664
		3,160,682
Automobiles 1.9%
Ford Motor Co.	367,515	4,480,008
General Motors Co.	127,999	4,597,724
Tesla, Inc. (a)	258,493	64,230,341
		73,308,073
Banks 3.2%
Bank of America Corp.	643,503	21,666,746
Citigroup, Inc.	178,881	9,201,639
Citizens Financial Group, Inc.	43,576	1,444,109
Comerica, Inc.	12,333	688,305
Fifth Third Bancorp	63,651	2,195,323
Huntington Bancshares, Inc.	135,345	1,721,588
JPMorgan Chase & Co.	270,209	45,962,551
KeyCorp	87,508	1,260,115
M&T Bank Corp.	15,511	2,126,248
PNC Financial Services Group, Inc. (The)	37,231	5,765,220
Regions Financial Corp.	86,929	1,684,684
Truist Financial Corp.	124,655	4,602,262
U.S. Bancorp	145,525	6,298,322
Wells Fargo & Co.	339,432	16,706,843
	Shares	Value

Banks (continued)
Zions Bancorp NA	13,864	$ 608,214
		121,932,169
Beverages 1.5%
Brown-Forman Corp., Class B	17,102	976,524
Coca-Cola Co. (The)	363,680	21,431,662
Constellation Brands, Inc., Class A	15,106	3,651,876
Keurig Dr Pepper, Inc.	94,101	3,135,445
Molson Coors Beverage Co., Class B	17,307	1,059,361
Monster Beverage Corp. (a)	69,044	3,977,625
PepsiCo, Inc.	128,502	21,824,780
		56,057,273
Biotechnology 2.0%
AbbVie, Inc.	165,016	25,572,529
Amgen, Inc.	50,020	14,406,760
Biogen, Inc. (a)	13,543	3,504,522
Gilead Sciences, Inc.	116,462	9,434,587
Incyte Corp. (a)	17,385	1,091,604
Moderna, Inc. (a)	31,004	3,083,348
Regeneron Pharmaceuticals, Inc. (a)	10,013	8,794,318
Vertex Pharmaceuticals, Inc. (a)	24,084	9,799,539
		75,687,207
Broadline Retail 3.5%
Amazon.com, Inc. (a)	849,967	129,143,987
eBay, Inc.	48,508	2,115,919
Etsy, Inc. (a)	11,192	907,112
		132,167,018
Building Products 0.5%
A O Smith Corp.	11,480	946,411
Allegion plc	8,205	1,039,492
Builders FirstSource, Inc. (a)	11,534	1,925,486
Carrier Global Corp.	78,422	4,505,344
Johnson Controls International plc	63,586	3,665,097
Masco Corp.	20,983	1,405,441
Trane Technologies plc	21,347	5,206,533
		18,693,804
Capital Markets 3.0%
Ameriprise Financial, Inc.	9,458	3,592,432
Bank of New York Mellon Corp. (The)	71,882	3,741,458
BlackRock, Inc.	13,070	10,610,226
Blackstone, Inc.	66,411	8,694,528
Cboe Global Markets, Inc.	9,866	1,761,673
Charles Schwab Corp. (The)	139,096	9,569,805
CME Group, Inc.	33,647	7,086,058
FactSet Research Systems, Inc.	3,551	1,694,005

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP S&P 500 Index Portfolio

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Franklin Resources, Inc.	26,349	$ 784,937
Goldman Sachs Group, Inc. (The)	30,480	11,758,270
Intercontinental Exchange, Inc.	53,496	6,870,491
Invesco Ltd.	41,985	749,012
MarketAxess Holdings, Inc.	3,543	1,037,568
Moody's Corp.	14,710	5,745,138
Morgan Stanley	118,122	11,014,876
MSCI, Inc.	7,392	4,181,285
Nasdaq, Inc.	31,816	1,849,782
Northern Trust Corp.	19,351	1,632,837
Raymond James Financial, Inc.	17,564	1,958,386
S&P Global, Inc.	30,283	13,340,267
State Street Corp.	28,842	2,234,101
T. Rowe Price Group, Inc.	20,887	2,249,321
		112,156,456
Chemicals 1.6%
Air Products and Chemicals, Inc.	20,763	5,684,909
Albemarle Corp.	10,968	1,584,657
Celanese Corp.	9,367	1,455,351
CF Industries Holdings, Inc.	17,857	1,419,631
Corteva, Inc.	65,868	3,156,395
Dow, Inc.	65,556	3,595,091
DuPont de Nemours, Inc.	40,194	3,092,124
Eastman Chemical Co.	11,082	995,385
Ecolab, Inc.	23,719	4,704,664
FMC Corp.	11,651	734,596
International Flavors & Fragrances, Inc.	23,860	1,931,944
Linde plc	45,320	18,613,377
LyondellBasell Industries NV, Class A	23,950	2,277,166
Mosaic Co. (The)	30,548	1,091,480
PPG Industries, Inc.	22,041	3,296,232
Sherwin-Williams Co. (The)	22,010	6,864,919
		60,497,921
Commercial Services & Supplies 0.6%
Cintas Corp.	8,093	4,877,327
Copart, Inc. (a)	81,667	4,001,683
Republic Services, Inc.	19,115	3,152,255
Rollins, Inc.	26,251	1,146,381
Veralto Corp.	20,499	1,686,248
Waste Management, Inc.	34,257	6,135,429
		20,999,323
Communications Equipment 0.8%
Arista Networks, Inc. (a)	23,552	5,546,732
Cisco Systems, Inc.	378,585	19,126,114
F5, Inc. (a)	5,581	998,887
	Shares	Value

Communications Equipment (continued)
Juniper Networks, Inc.	29,803	$ 878,593
Motorola Solutions, Inc.	15,512	4,856,652
		31,406,978
Construction & Engineering 0.1%
Quanta Services, Inc.	13,579	2,930,348
Construction Materials 0.2%
Martin Marietta Materials, Inc.	5,777	2,882,203
Vulcan Materials Co.	12,419	2,819,237
		5,701,440
Consumer Finance 0.5%
American Express Co.	53,809	10,080,578
Capital One Financial Corp.	35,596	4,667,348
Discover Financial Services	23,372	2,627,013
Synchrony Financial	38,676	1,477,036
		18,851,975
Consumer Staples Distribution & Retail 1.8%
Costco Wholesale Corp.	41,381	27,314,771
Dollar General Corp.	20,513	2,788,742
Dollar Tree, Inc. (a)	19,535	2,774,947
Kroger Co. (The)	61,853	2,827,301
Sysco Corp.	47,125	3,446,251
Target Corp.	43,144	6,144,568
Walgreens Boots Alliance, Inc.	67,056	1,750,832
Walmart, Inc.	133,331	21,019,632
		68,067,044
Containers & Packaging 0.2%
Amcor plc	135,089	1,302,258
Avery Dennison Corp.	7,527	1,521,658
Ball Corp.	29,485	1,695,977
International Paper Co.	32,337	1,168,983
Packaging Corp. of America	8,377	1,364,697
Westrock Co.	23,984	995,816
		8,049,389
Distributors 0.1%
Genuine Parts Co.	13,104	1,814,904
LKQ Corp.	25,011	1,195,276
Pool Corp.	3,615	1,441,336
		4,451,516
Diversified Telecommunication Services 0.7%
AT&T, Inc.	668,278	11,213,705
Verizon Communications, Inc.	392,937	14,813,725
		26,027,430
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2023†^ (continued)
	Shares	Value
Common Stocks (continued)
Electric Utilities 1.5%
Alliant Energy Corp.	23,850	$ 1,223,505
American Electric Power Co., Inc.	49,151	3,992,044
Constellation Energy Corp.	29,851	3,489,283
Duke Energy Corp.	72,035	6,990,277
Edison International	35,824	2,561,058
Entergy Corp.	19,765	2,000,020
Evergy, Inc.	21,471	1,120,786
Eversource Energy	32,650	2,015,158
Exelon Corp.	93,039	3,340,100
FirstEnergy Corp.	48,293	1,770,421
NextEra Energy, Inc.	191,763	11,647,685
NRG Energy, Inc.	21,101	1,090,922
PG&E Corp.	199,409	3,595,344
Pinnacle West Capital Corp.	10,605	761,863
PPL Corp.	68,895	1,867,055
Southern Co. (The)	101,935	7,147,682
Xcel Energy, Inc.	51,576	3,193,070
		57,806,273
Electrical Equipment 0.6%
AMETEK, Inc.	21,572	3,557,007
Eaton Corp. plc	37,321	8,987,643
Emerson Electric Co.	53,284	5,186,132
Generac Holdings, Inc. (a)	5,742	742,096
Hubbell, Inc.	5,015	1,649,584
Rockwell Automation, Inc.	10,718	3,327,725
		23,450,187
Electronic Equipment, Instruments & Components 0.6%
Amphenol Corp., Class A	55,921	5,543,449
CDW Corp.	12,521	2,846,274
Corning, Inc.	71,768	2,185,335
Jabil, Inc.	11,958	1,523,449
Keysight Technologies, Inc. (a)	16,597	2,640,417
TE Connectivity Ltd.	29,047	4,081,103
Teledyne Technologies, Inc. (a)	4,410	1,968,139
Trimble, Inc. (a)	23,240	1,236,368
Zebra Technologies Corp., Class A (a)	4,800	1,311,984
		23,336,518
Energy Equipment & Services 0.4%
Baker Hughes Co.	94,048	3,214,561
Halliburton Co.	83,656	3,024,164
Schlumberger NV	133,511	6,947,912
		13,186,637
Entertainment 1.2%
Electronic Arts, Inc.	22,876	3,129,666
	Shares	Value

Entertainment (continued)
Live Nation Entertainment, Inc. (a)	13,269	$ 1,241,978
Netflix, Inc. (a)	40,908	19,917,287
Take-Two Interactive Software, Inc. (a)	14,783	2,379,324
Walt Disney Co. (The) (a)	171,021	15,441,486
Warner Bros Discovery, Inc. (a)	207,408	2,360,303
		44,470,044
Financial Services 4.1%
Berkshire Hathaway, Inc., Class B (a)	170,054	60,651,460
Fidelity National Information Services, Inc.	55,377	3,326,496
Fiserv, Inc. (a)	56,096	7,451,793
FleetCor Technologies, Inc. (a)	6,749	1,907,335
Global Payments, Inc.	24,332	3,090,164
Jack Henry & Associates, Inc.	6,807	1,112,332
Mastercard, Inc., Class A	77,398	33,011,021
PayPal Holdings, Inc. (a)	100,769	6,188,224
Visa, Inc., Class A	148,983	38,787,724
		155,526,549
Food Products 0.9%
Archer-Daniels-Midland Co.	49,853	3,600,384
Bunge Global SA	13,579	1,370,800
Campbell Soup Co.	18,359	793,660
Conagra Brands, Inc.	44,673	1,280,328
General Mills, Inc.	54,329	3,538,991
Hershey Co. (The)	14,009	2,611,838
Hormel Foods Corp.	27,095	870,020
J M Smucker Co. (The)	9,928	1,254,701
Kellanova	24,670	1,379,300
Kraft Heinz Co. (The)	74,515	2,755,565
Lamb Weston Holdings, Inc.	13,546	1,464,187
McCormick & Co., Inc. (Non-Voting)	23,500	1,607,870
Mondelez International, Inc., Class A	127,152	9,209,619
Tyson Foods, Inc., Class A	26,659	1,432,921
		33,170,184
Gas Utilities 0.0% ‡
Atmos Energy Corp.	13,879	1,608,576
Ground Transportation 1.1%
CSX Corp.	184,699	6,403,514
JB Hunt Transport Services, Inc.	7,616	1,521,220
Norfolk Southern Corp.	21,136	4,996,128
Old Dominion Freight Line, Inc.	8,363	3,389,775
Uber Technologies, Inc. (a)	192,154	11,830,922
Union Pacific Corp.	56,976	13,994,445
		42,136,004

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP S&P 500 Index Portfolio

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies 2.5%
Abbott Laboratories	162,196	$ 17,852,914
Align Technology, Inc. (a)	6,661	1,825,114
Baxter International, Inc.	47,393	1,832,213
Becton Dickinson & Co.	27,115	6,611,451
Boston Scientific Corp. (a)	136,854	7,911,530
Cooper Cos., Inc. (The)	4,629	1,751,799
Dentsply Sirona, Inc.	19,798	704,611
Dexcom, Inc. (a)	36,113	4,481,262
Edwards Lifesciences Corp. (a)	56,687	4,322,384
GE HealthCare Technologies, Inc.	36,607	2,830,453
Hologic, Inc. (a)	22,894	1,635,776
IDEXX Laboratories, Inc. (a)	7,767	4,311,073
Insulet Corp. (a)	6,526	1,416,012
Intuitive Surgical, Inc. (a)	32,906	11,101,168
Medtronic plc	124,359	10,244,694
ResMed, Inc.	13,751	2,365,447
STERIS plc	9,232	2,029,655
Stryker Corp.	31,601	9,463,236
Teleflex, Inc.	4,392	1,095,101
Zimmer Biomet Holdings, Inc.	19,532	2,377,044
		96,162,937
Health Care Providers & Services 2.8%
Cardinal Health, Inc.	23,036	2,322,029
Cencora, Inc.	15,581	3,200,026
Centene Corp. (a)	49,929	3,705,231
Cigna Group (The)	27,350	8,189,957
CVS Health Corp.	120,047	9,478,911
DaVita, Inc. (a)	5,040	527,990
Elevance Health, Inc.	21,960	10,355,458
HCA Healthcare, Inc.	18,513	5,011,099
Henry Schein, Inc. (a)	12,206	924,116
Humana, Inc.	11,507	5,268,020
Laboratory Corp. of America Holdings	7,935	1,803,546
McKesson Corp.	12,437	5,758,082
Molina Healthcare, Inc. (a)	5,449	1,968,778
Quest Diagnostics, Inc.	10,504	1,448,292
UnitedHealth Group, Inc.	86,448	45,512,279
Universal Health Services, Inc., Class B	5,702	869,213
		106,343,027
Health Care REITs 0.2%
Healthpeak Properties, Inc.	51,132	1,012,414
Ventas, Inc.	37,609	1,874,432
Welltower, Inc.	51,730	4,664,494
		7,551,340
	Shares	Value

Hotel & Resort REITs 0.0% ‡
Host Hotels & Resorts, Inc.	65,934	$ 1,283,735
Hotels, Restaurants & Leisure 2.2%
Airbnb, Inc., Class A (a)	40,634	5,531,913
Booking Holdings, Inc. (a)	3,261	11,567,484
Caesars Entertainment, Inc. (a)	20,148	944,538
Carnival Corp. (a)	94,166	1,745,838
Chipotle Mexican Grill, Inc. (a)	2,565	5,866,052
Darden Restaurants, Inc.	11,245	1,847,553
Domino's Pizza, Inc.	3,260	1,343,870
Expedia Group, Inc. (a)	12,461	1,891,455
Hilton Worldwide Holdings, Inc.	23,968	4,364,333
Las Vegas Sands Corp.	34,503	1,697,893
Marriott International, Inc., Class A	23,058	5,199,810
McDonald's Corp.	67,794	20,101,599
MGM Resorts International (a)	25,541	1,141,172
Norwegian Cruise Line Holdings Ltd. (a)	39,814	797,873
Royal Caribbean Cruises Ltd. (a)	22,033	2,853,053
Starbucks Corp.	106,793	10,253,196
Wynn Resorts Ltd.	8,973	817,530
Yum! Brands, Inc.	26,199	3,423,161
		81,388,323
Household Durables 0.4%
DR Horton, Inc.	28,167	4,280,821
Garmin Ltd.	14,306	1,838,893
Lennar Corp., Class A	23,380	3,484,555
Mohawk Industries, Inc. (a)	4,947	512,015
NVR, Inc. (a)	297	2,079,134
PulteGroup, Inc.	20,151	2,079,986
Whirlpool Corp.	5,130	624,680
		14,900,084
Household Products 1.2%
Church & Dwight Co., Inc.	23,027	2,177,433
Clorox Co. (The)	11,588	1,652,333
Colgate-Palmolive Co.	76,957	6,134,242
Kimberly-Clark Corp.	31,586	3,838,015
Procter & Gamble Co. (The)	220,287	32,280,857
		46,082,880
Independent Power and Renewable Electricity Producers 0.0% ‡
AES Corp. (The)	62,587	1,204,800
Industrial Conglomerates 0.8%
3M Co.	51,622	5,643,317
General Electric Co.	101,726	12,983,290
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2023†^ (continued)
	Shares	Value
Common Stocks (continued)
Industrial Conglomerates (continued)
Honeywell International, Inc.	61,617	$ 12,921,701
		31,548,308
Industrial REITs 0.3%
Prologis, Inc.	86,359	11,511,655
Insurance 2.0%
Aflac, Inc.	49,703	4,100,497
Allstate Corp. (The)	24,459	3,423,771
American International Group, Inc.	65,616	4,445,484
Aon plc, Class A	18,713	5,445,857
Arch Capital Group Ltd. (a)	34,879	2,590,463
Arthur J. Gallagher & Co.	20,179	4,537,853
Assurant, Inc.	4,915	828,128
Brown & Brown, Inc.	22,078	1,569,967
Chubb Ltd.	38,132	8,617,832
Cincinnati Financial Corp.	14,665	1,517,241
Everest Group Ltd.	4,056	1,434,120
Globe Life, Inc.	8,005	974,369
Hartford Financial Services Group, Inc. (The)	28,112	2,259,643
Loews Corp.	17,110	1,190,685
Marsh & McLennan Cos., Inc.	46,085	8,731,725
MetLife, Inc.	58,113	3,843,013
Principal Financial Group, Inc.	20,501	1,612,814
Progressive Corp. (The)	54,681	8,709,590
Prudential Financial, Inc.	33,741	3,499,279
Travelers Cos., Inc. (The)	21,347	4,066,390
W R Berkley Corp.	19,040	1,346,509
Willis Towers Watson plc	9,651	2,327,821
		77,073,051
Interactive Media & Services 5.7%
Alphabet, Inc. (a)
Class A	553,127	77,266,311
Class C	465,527	65,606,720

Match Group, Inc. (a)	25,405	927,282
Meta Platforms, Inc., Class A (a)	207,456	73,431,126
		217,231,439
IT Services 1.2%
Accenture plc, Class A	58,660	20,584,381
Akamai Technologies, Inc. (a)	14,098	1,668,498
Cognizant Technology Solutions Corp., Class A	46,865	3,539,713
EPAM Systems, Inc. (a)	5,393	1,603,555
Gartner, Inc. (a)	7,286	3,286,787
	Shares	Value

IT Services (continued)
International Business Machines Corp.	85,345	$ 13,958,175
VeriSign, Inc. (a)	8,302	1,709,880
		46,350,989
Leisure Products 0.0% ‡
Hasbro, Inc.	12,205	623,187
Life Sciences Tools & Services 1.4%
Agilent Technologies, Inc.	27,347	3,802,053
Bio-Rad Laboratories, Inc., Class A (a)	1,954	630,927
Bio-Techne Corp.	14,782	1,140,579
Charles River Laboratories International, Inc. (a)	4,798	1,134,247
Danaher Corp.	61,467	14,219,776
Illumina, Inc. (a)	14,842	2,066,600
IQVIA Holdings, Inc. (a)	17,116	3,960,300
Mettler-Toledo International, Inc. (a)	2,027	2,458,670
Revvity, Inc.	11,534	1,260,782
Thermo Fisher Scientific, Inc.	36,112	19,167,888
Waters Corp. (a)	5,526	1,819,325
West Pharmaceutical Services, Inc.	6,915	2,434,910
		54,096,057
Machinery 1.8%
Caterpillar, Inc.	47,681	14,097,841
Cummins, Inc.	13,248	3,173,823
Deere & Co.	25,034	10,010,346
Dover Corp.	13,075	2,011,066
Fortive Corp.	32,847	2,418,525
IDEX Corp.	7,068	1,534,533
Illinois Tool Works, Inc.	25,591	6,703,306
Ingersoll Rand, Inc.	37,846	2,927,010
Nordson Corp.	5,062	1,337,178
Otis Worldwide Corp.	38,251	3,422,317
PACCAR, Inc. (a)	48,889	4,774,011
Parker-Hannifin Corp.	12,007	5,531,625
Pentair plc	15,452	1,123,515
Snap-on, Inc.	4,933	1,424,848
Stanley Black & Decker, Inc.	14,340	1,406,754
Westinghouse Air Brake Technologies Corp.	16,745	2,124,940
Xylem, Inc.	22,538	2,577,446
		66,599,084
Media 0.7%
Charter Communications, Inc., Class A (a)	9,401	3,653,980
Comcast Corp., Class A	375,322	16,457,870

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP S&P 500 Index Portfolio

	Shares	Value
Common Stocks (continued)
Media (continued)
Fox Corp.
Class A	23,107	$ 685,585
Class B	12,346	341,367

Interpublic Group of Cos., Inc. (The)	35,798	1,168,447
News Corp.
Class A	35,571	873,268
Class B	10,730	275,975

Omnicom Group, Inc.	18,490	1,599,570
Paramount Global, Class B	45,129	667,458
		25,723,520
Metals & Mining 0.4%
Freeport-McMoRan, Inc.	134,027	5,705,529
Newmont Corp.	107,718	4,458,448
Nucor Corp.	22,977	3,998,917
Steel Dynamics, Inc.	14,217	1,679,028
		15,841,922
Multi-Utilities 0.6%
Ameren Corp.	24,590	1,778,841
CenterPoint Energy, Inc.	58,997	1,685,544
CMS Energy Corp.	27,270	1,583,569
Consolidated Edison, Inc.	32,266	2,935,238
Dominion Energy, Inc.	78,211	3,675,917
DTE Energy Co.	19,270	2,124,710
NiSource, Inc.	38,625	1,025,494
Public Service Enterprise Group, Inc.	46,575	2,848,061
Sempra	58,820	4,395,619
WEC Energy Group, Inc.	29,482	2,481,500
		24,534,493
Office REITs 0.1%
Alexandria Real Estate Equities, Inc.	14,618	1,853,124
Boston Properties, Inc.	13,506	947,716
		2,800,840
Oil, Gas & Consumable Fuels 3.5%
APA Corp.	28,668	1,028,608
Chevron Corp.	164,088	24,475,366
ConocoPhillips	110,981	12,881,565
Coterra Energy, Inc.	70,304	1,794,158
Devon Energy Corp.	59,883	2,712,700
Diamondback Energy, Inc.	16,735	2,595,264
EOG Resources, Inc.	54,504	6,592,259
EQT Corp.	38,445	1,486,284
Exxon Mobil Corp.	374,391	37,431,612
Hess Corp.	25,838	3,724,806
Kinder Morgan, Inc.	180,744	3,188,324
	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Marathon Oil Corp.	54,700	$ 1,321,552
Marathon Petroleum Corp.	35,488	5,265,000
Occidental Petroleum Corp.	61,713	3,684,883
ONEOK, Inc.	54,448	3,823,338
Phillips 66	41,121	5,474,850
Pioneer Natural Resources Co.	21,806	4,903,733
Targa Resources Corp.	20,840	1,810,371
Valero Energy Corp.	31,820	4,136,600
Williams Cos., Inc. (The)	113,700	3,960,171
		132,291,444
Passenger Airlines 0.2%
American Airlines Group, Inc. (a)	61,146	840,146
Delta Air Lines, Inc.	60,141	2,419,473
Southwest Airlines Co.	55,743	1,609,858
United Airlines Holdings, Inc. (a)	30,655	1,264,825
		6,134,302
Personal Care Products 0.2%
Estee Lauder Cos., Inc. (The), Class A	21,712	3,175,380
Kenvue, Inc.	161,087	3,468,203
		6,643,583
Pharmaceuticals 3.7%
Bristol-Myers Squibb Co.	190,179	9,758,084
Catalent, Inc. (a)	16,871	758,014
Eli Lilly & Co.	74,531	43,445,611
Johnson & Johnson	224,997	35,266,030
Merck & Co., Inc.	236,843	25,820,624
Pfizer, Inc.	527,743	15,193,721
Viatris, Inc.	112,127	1,214,335
Zoetis, Inc.	42,911	8,469,344
		139,925,763
Professional Services 0.7%
Automatic Data Processing, Inc.	38,443	8,956,066
Broadridge Financial Solutions, Inc.	10,996	2,262,427
Ceridian HCM Holding, Inc. (a)	14,563	977,469
Equifax, Inc.	11,516	2,847,792
Jacobs Solutions, Inc.	11,769	1,527,616
Leidos Holdings, Inc.	12,854	1,391,317
Paychex, Inc.	30,049	3,579,136
Paycom Software, Inc.	4,584	947,604
Robert Half, Inc.	9,897	870,144
Verisk Analytics, Inc.	13,555	3,237,747
		26,597,318
Real Estate Management & Development 0.2%
CBRE Group, Inc., Class A (a)	28,488	2,651,948
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2023†^ (continued)
	Shares	Value
Common Stocks (continued)
Real Estate Management & Development (continued)
CoStar Group, Inc. (a)	38,168	$ 3,335,501
		5,987,449
Residential REITs 0.3%
AvalonBay Communities, Inc.	13,273	2,484,971
Camden Property Trust	9,979	990,815
Equity Residential	32,280	1,974,245
Essex Property Trust, Inc.	5,999	1,487,392
Invitation Homes, Inc.	53,765	1,833,924
Mid-America Apartment Communities, Inc.	10,906	1,466,421
UDR, Inc.	28,284	1,082,994
		11,320,762
Retail REITs 0.3%
Federal Realty OP LP	6,867	707,644
Kimco Realty Corp.	62,145	1,324,310
Realty Income Corp.	67,662	3,885,152
Regency Centers Corp.	15,354	1,028,718
Simon Property Group, Inc.	30,492	4,349,379
		11,295,203
Semiconductors & Semiconductor Equipment 8.0%
Advanced Micro Devices, Inc. (a)	151,009	22,260,237
Analog Devices, Inc.	46,575	9,247,932
Applied Materials, Inc.	78,187	12,671,767
Broadcom, Inc.	41,026	45,795,272
Enphase Energy, Inc. (a)	12,769	1,687,296
First Solar, Inc. (a)	9,986	1,720,388
Intel Corp.	394,049	19,800,962
KLA Corp.	12,705	7,385,416
Lam Research Corp.	12,318	9,648,197
Microchip Technology, Inc.	50,569	4,560,312
Micron Technology, Inc.	102,628	8,758,274
Monolithic Power Systems, Inc.	4,478	2,824,633
NVIDIA Corp.	230,859	114,325,994
NXP Semiconductors NV	24,092	5,533,451
ON Semiconductor Corp. (a)	40,255	3,362,500
Qorvo, Inc. (a)	9,098	1,024,526
QUALCOMM, Inc.	104,027	15,045,425
Skyworks Solutions, Inc.	14,898	1,674,833
Teradyne, Inc.	14,289	1,550,642
Texas Instruments, Inc.	84,885	14,469,497
		303,347,554
Software 10.6%
Adobe, Inc. (a)	42,555	25,388,313
ANSYS, Inc. (a)	8,112	2,943,683
	Shares	Value

Software (continued)
Autodesk, Inc. (a)	19,979	$ 4,864,487
Cadence Design Systems, Inc. (a)	25,428	6,925,824
Fair Isaac Corp. (a)	2,310	2,688,863
Fortinet, Inc. (a)	59,571	3,486,691
Gen Digital, Inc.	52,662	1,201,747
Intuit, Inc.	26,194	16,372,036
Microsoft Corp.	694,658	261,219,194
Oracle Corp.	148,501	15,656,460
Palo Alto Networks, Inc. (a)	29,050	8,566,264
PTC, Inc. (a)	11,107	1,943,281
Roper Technologies, Inc.	9,984	5,442,977
Salesforce, Inc. (a)	90,942	23,930,478
ServiceNow, Inc. (a)	19,160	13,536,348
Synopsys, Inc. (a)	14,215	7,319,446
Tyler Technologies, Inc. (a)	3,933	1,644,466
		403,130,558
Specialized REITs 1.1%
American Tower Corp.	43,570	9,405,892
Crown Castle, Inc.	40,564	4,672,567
Digital Realty Trust, Inc.	28,306	3,809,421
Equinix, Inc.	8,775	7,067,297
Extra Space Storage, Inc.	19,747	3,166,037
Iron Mountain, Inc.	27,291	1,909,824
Public Storage	14,791	4,511,255
SBA Communications Corp.	10,084	2,558,210
VICI Properties, Inc.	96,693	3,082,573
Weyerhaeuser Co.	68,230	2,372,357
		42,555,433
Specialty Retail 2.0%
AutoZone, Inc. (a)	1,648	4,261,085
Bath & Body Works, Inc.	21,252	917,236
Best Buy Co., Inc.	18,104	1,417,181
CarMax, Inc. (a)	14,830	1,138,054
Home Depot, Inc. (The)	93,471	32,392,375
Lowe's Cos., Inc.	53,940	12,004,347
O'Reilly Automotive, Inc. (a)	5,530	5,253,943
Ross Stores, Inc.	31,650	4,380,044
TJX Cos., Inc. (The)	106,932	10,031,291
Tractor Supply Co.	10,105	2,172,878
Ulta Beauty, Inc. (a)	4,601	2,254,444
		76,222,878
Technology Hardware, Storage & Peripherals 7.2%
Apple, Inc. (b)	1,366,422	263,077,228
Hewlett Packard Enterprise Co.	119,903	2,035,953
HP, Inc.	81,284	2,445,835
NetApp, Inc.	19,515	1,720,442

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP S&P 500 Index Portfolio

	Shares	Value
Common Stocks (continued)
Technology Hardware, Storage & Peripherals (continued)
Seagate Technology Holdings plc	18,183	$ 1,552,283
Western Digital Corp. (a)	30,305	1,587,073
		272,418,814
Textiles, Apparel & Luxury Goods 0.5%
Lululemon Athletica, Inc. (a)	10,763	5,503,014
NIKE, Inc., Class B	114,403	12,420,734
Ralph Lauren Corp.	3,715	535,703
Tapestry, Inc.	21,421	788,507
VF Corp. (c)	30,934	581,559
		19,829,517
Tobacco 0.5%
Altria Group, Inc.	165,307	6,668,484
Philip Morris International, Inc.	145,096	13,650,632
		20,319,116
Trading Companies & Distributors 0.3%
Fastenal Co.	53,407	3,459,171
United Rentals, Inc.	6,335	3,632,616
WW Grainger, Inc.	4,129	3,421,661
		10,513,448
Water Utilities 0.1%
American Water Works Co., Inc.	18,198	2,401,954
Wireless Telecommunication Services 0.2%
T-Mobile US, Inc.	47,560	7,625,295
Total Common Stocks (d) (Cost $1,060,694,584)		3,742,309,723

	Number of Rights

Rights 0.0% ‡
Health Care Equipment & Supplies 0.0% ‡
ABIOMED, Inc., CVR (a)(e)(f)	4,165	4,249
Total Rights (Cost $4,248)		4,249

	Shares

Short-Term Investments 1.2%
Affiliated Investment Company 0.0% ‡
MainStay U.S. Government Liquidity Fund, 5.235% (g)	22,379	22,379
	Shares	Value

Unaffiliated Investment Company 0.0% ‡
Invesco Government & Agency Portfolio, 5.361% (g)(h)	570,726	$ 570,726

	Principal Amount

U.S. Treasury Debt 1.2%
U.S. Treasury Bills
5.28%, due 3/19/24 (b)(i)	$ 45,000,000	44,499,524
Total Short-Term Investments (Cost $45,085,393)		45,092,629
Total Investments (Cost $1,105,784,225)	99.9%	3,787,406,601
Other Assets, Less Liabilities	0.1	2,373,761
Net Assets	100.0%	$ 3,789,780,362

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	Represents a security, or portion thereof, which was maintained at the broker as collateral for futures contracts.
(c)	All or a portion of this security was held on loan. As of December 31, 2023, the aggregate market value of securities on loan was $550,238. The Portfolio received cash collateral with a value of $570,726. (See Note 2(I))
(d)	The combined market value of common stocks and notional value of Standard & Poor’s 500 Index futures contracts represents 99.9% of the Portfolio’s net assets.
(e)	Illiquid security—As of December 31, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $4,249, which represented less than one-tenth of a percent of the Portfolio’s net assets. (Unaudited)
(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(g)	Current yield as of December 31, 2023.
(h)	Represents a security purchased with cash collateral received for securities on loan.
(i)	Interest rate shown represents yield to maturity.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2023†^ (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ —(a)	$ 35,221	$ (35,199)	$ —	$ —	$ 22	$ 12	$ —	22

(a)	Less than $500.
Futures Contracts
As of December 31, 2023, the Portfolio held the following futures contracts:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[1]
Long Contracts
S&P 500 E-Mini Index	183	March 2024	$ 43,324,810	$ 44,103,000	$ 778,190

1.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2023.
Abbreviation(s):
REIT—Real Estate Investment Trust
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 3,742,309,723	$ —	$ —	$ 3,742,309,723
Rights	—	—	4,249	4,249
Short-Term Investments
Affiliated Investment Company	22,379	—	—	22,379
Unaffiliated Investment Company	570,726	—	—	570,726
U.S. Treasury Debt	—	44,499,524	—	44,499,524
Total Short-Term Investments	593,105	44,499,524	—	45,092,629
Total Investments in Securities	3,742,902,828	44,499,524	4,249	3,787,406,601
Other Financial Instruments
Futures Contracts (b)	778,190	—	—	778,190
Total Investments in Securities and Other Financial Instruments	$ 3,743,681,018	$ 44,499,524	$ 4,249	$ 3,788,184,791

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP S&P 500 Index Portfolio

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $1,105,761,846) including securities on loan of $550,238	$3,787,384,222
Investment in affiliated investment companies, at value (identified cost $22,379)	22,379
Receivables:
Dividends	3,488,147
Portfolio shares sold	1,603,513
Securities lending	2,341
Other assets	17,076
Total assets	3,792,517,678
Liabilities
Cash collateral received for securities on loan	570,726
Due to custodian	5,041
Payables:
Portfolio shares redeemed	1,155,060
NYLIFE Distributors (See Note 3)	456,527
Manager (See Note 3)	274,257
Variation margin on futures contracts	111,993
Investment securities purchased	89,699
Professional fees	42,295
Custodian	18,638
Shareholder communication	26
Accrued expenses	13,054
Total liabilities	2,737,316
Net assets	$3,789,780,362
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 44,666
Additional paid-in-capital	1,061,747,285
1,061,791,951
Total distributable earnings (loss)	2,727,988,411
Net assets	$3,789,780,362
Initial Class
Net assets applicable to outstanding shares	$1,592,464,944
Shares of beneficial interest outstanding	18,655,616
Net asset value per share outstanding	$ 85.36
Service Class
Net assets applicable to outstanding shares	$2,197,315,418
Shares of beneficial interest outstanding	26,010,472
Net asset value per share outstanding	$ 84.48

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $14,640)	$ 54,958,175
Interest	1,950,294
Securities lending, net	61,839
Dividends-affiliated	11,588
Total income	56,981,896
Expenses
Manager (See Note 3)	5,302,180
Distribution/Service—Service Class (See Note 3)	4,864,298
Professional fees	248,852
Shareholder communication	122,996
Trustees	84,272
Custodian	51,445
Registration	79
Miscellaneous	452,021
Total expenses before waiver/reimbursement	11,126,143
Expense waiver/reimbursement from Manager (See Note 3)	(2,220,095)
Net expenses	8,906,048
Net investment income (loss)	48,075,848
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	9,881,329
Futures transactions	3,231,501
Foreign currency transactions	(167)
Net realized gain (loss)	13,112,663
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	713,894,203
Futures contracts	1,592,915
Net change in unrealized appreciation (depreciation)	715,487,118
Net realized and unrealized gain (loss)	728,599,781
Net increase (decrease) in net assets resulting from operations	$776,675,629
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP S&P 500 Index Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 48,075,848	$ 42,206,959
Net realized gain (loss)	13,112,663	54,948,557
Net change in unrealized appreciation (depreciation)	715,487,118	(780,676,025)
Net increase (decrease) in net assets resulting from operations	776,675,629	(683,520,509)
Distributions to shareholders:
Initial Class	(42,435,488)	(62,047,386)
Service Class	(53,781,028)	(79,677,136)
Total distributions to shareholders	(96,216,516)	(141,724,522)
Capital share transactions:
Net proceeds from sales of shares	352,819,092	291,292,111
Net asset value of shares issued to shareholders in reinvestment of distributions	96,216,516	141,724,522
Cost of shares redeemed	(342,435,534)	(417,633,674)
Increase (decrease) in net assets derived from capital share transactions	106,600,074	15,382,959
Net increase (decrease) in net assets	787,059,187	(809,862,072)
Net Assets
Beginning of year	3,002,721,175	3,812,583,247
End of year	$3,789,780,362	$3,002,721,175
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 69.69	$ 89.76	$ 71.41	$ 61.70	$ 48.11
Net investment income (loss) (a)	1.22	1.12	1.03	1.00	1.01
Net realized and unrealized gain (loss)	16.77	(17.63)	19.19	10.13	13.88
Total from investment operations	17.99	(16.51)	20.22	11.13	14.89
Less distributions:
From net investment income	(1.10)	(1.12)	(1.01)	(0.91)	(1.00)
From net realized gain on investments	(1.22)	(2.44)	(0.86)	(0.51)	(0.30)
Total distributions	(2.32)	(3.56)	(1.87)	(1.42)	(1.30)
Net asset value at end of year	$ 85.36	$ 69.69	$ 89.76	$ 71.41	$ 61.70
Total investment return (b)	26.14%	(18.19)%	28.55%	18.24%	31.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.57%	1.45%	1.28%	1.61%	1.80%
Net expenses (c)	0.12%	0.12%	0.12%	0.13%	0.16%
Expenses (before waiver/reimbursement) (c)	0.19%	0.19%	0.18%	0.20%	0.19%
Portfolio turnover rate	2%	2%	3%	2%	7%
Net assets at end of year (in 000's)	$ 1,592,465	$ 1,271,411	$ 1,745,640	$ 1,749,834	$ 1,123,943

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 69.01	$ 88.87	$ 70.76	$ 61.19	$ 47.74
Net investment income (loss) (a)	1.02	0.92	0.83	0.83	0.86
Net realized and unrealized gain (loss)	16.59	(17.43)	18.99	10.03	13.77
Total from investment operations	17.61	(16.51)	19.82	10.86	14.63
Less distributions:
From net investment income	(0.92)	(0.91)	(0.85)	(0.78)	(0.88)
From net realized gain on investments	(1.22)	(2.44)	(0.86)	(0.51)	(0.30)
Total distributions	(2.14)	(3.35)	(1.71)	(1.29)	(1.18)
Net asset value at end of year	$ 84.48	$ 69.01	$ 88.87	$ 70.76	$ 61.19
Total investment return (b)	25.83%	(18.40)%	28.23%	17.95%	30.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.32%	1.21%	1.03%	1.37%	1.54%
Net expenses (c)	0.37%	0.37%	0.37%	0.38%	0.41%
Expenses (before waiver/reimbursement) (c)	0.44%	0.44%	0.43%	0.45%	0.44%
Portfolio turnover rate	2%	2%	3%	2%	7%
Net assets at end of year (in 000's)	$ 2,197,315	$ 1,731,310	$ 2,066,943	$ 1,620,242	$ 1,341,639

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP S&P 500 Index Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP S&P 500 Index Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification
Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect

23

Notes to Financial Statements (continued)
to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as

24	MainStay VP S&P 500 Index Portfolio

to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Portfolio's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Portfolio's procedures described above. The liquidity of the Portfolio's investments was determined as of December 31, 2023, and can change at any time.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
25

Notes to Financial Statements (continued)
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging  techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash

26	MainStay VP S&P 500 Index Portfolio

(which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(J) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed.
(K) Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values.
Fair value of derivative instruments as of December 31, 2023:
Asset Derivatives	Equity Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$778,190	$778,190
Total Fair Value	$778,190	$778,190

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Futures Transactions	$3,231,501	$3,231,501
Total Net Realized Gain (Loss)	$3,231,501	$3,231,501

Net Change in Unrealized Appreciation (Depreciation)	Equity Contracts Risk	Total
Futures Contracts	$1,592,915	$1,592,915
Total Net Change in Unrealized Appreciation (Depreciation)	$1,592,915	$1,592,915

Average Notional Amount	Total
Futures Contracts Long	$38,818,693
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable
27

Notes to Financial Statements (continued)
to the Portfolio. IndexIQ Advisors LLC (“IndexIQ” or the “Subadvisor”), a registered investment adviser and an affiliate of New York Life Investments, is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and IndexIQ, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.16% up to $2.5 billion; and 0.15% in excess of $2.5 billion. During the year ended December 31, 2023, the effective management fee rate was 0.16% (exclusive of any applicable waivers/reimbursements) of the Portfolio's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.12% and 0.37%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended December 31, 2023, New York Life Investments earned fees from the Portfolio in the amount of $5,302,180 and waived fees and/or reimbursed expenses in the amount of $2,220,095 and paid the Subadvisor fees in the amount of $1,541,043.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,121,798,727	$2,696,120,905	$(30,513,031)	$2,665,607,874
As of December 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$49,970,336	$12,123,728	$286,473	$2,665,607,874	$2,727,988,411
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and mark to market of futures contracts.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2023 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(17,341)	$17,341
The reclassifications for the Portfolio are primarily due to Real Estate Investment Trust ("REIT") adjustments.
During the years ended December 31, 2023 and December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$43,318,899	$ 88,524,568
Long-Term Capital Gains	52,897,617	53,199,954
Total	$96,216,516	$141,724,522

28	MainStay VP S&P 500 Index Portfolio

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2023, purchases and sales of securities, other than short-term securities, were $115,417 and $64,095, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2023 and December 31, 2022, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	1,090,498	$ 88,147,557
Shares issued to shareholders in reinvestment of distributions	546,877	42,435,488
Shares redeemed	(1,224,341)	(95,637,216)
Net increase (decrease)	413,034	$ 34,945,829
Year ended December 31, 2022:
Shares sold	460,168	$ 34,910,174
Shares issued to shareholders in reinvestment of distributions	934,676	62,047,386
Shares redeemed	(2,599,133)	(206,953,691)
Net increase (decrease)	(1,204,289)	$(109,996,131)

Service Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	3,417,303	$ 264,671,535
Shares issued to shareholders in reinvestment of distributions	699,951	53,781,028
Shares redeemed	(3,196,047)	(246,798,318)
Net increase (decrease)	921,207	$ 71,654,245
Year ended December 31, 2022:
Shares sold	3,369,175	$ 256,381,937
Shares issued to shareholders in reinvestment of distributions	1,211,573	79,677,136
Shares redeemed	(2,748,435)	(210,679,983)
Net increase (decrease)	1,832,313	$ 125,379,090
Note 10–Other Matters
As of the date of this report, the Portfolio faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Portfolio's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager
29

Notes to Financial Statements (continued)
for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
30	MainStay VP S&P 500 Index Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP S&P 500 Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP S&P 500 Index Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2024
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP S&P 500 Index Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and IndexIQ Advisors LLC (“IndexIQ”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and IndexIQ in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and IndexIQ in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or IndexIQ that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, IndexIQ personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements.  In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and IndexIQ; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and IndexIQ; (iii) the costs of the services provided, and profits realized, by New York Life Investments and IndexIQ with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

32	MainStay VP S&P 500 Index Portfolio

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and IndexIQ.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and IndexIQ resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have invested in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and IndexIQ
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by IndexIQ, evaluating the performance of IndexIQ, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of IndexIQ and ongoing analysis of, and interactions with, IndexIQ with respect to, among other things, the Portfolio’s investment performance and risks as well as IndexIQ’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that IndexIQ provides to the Portfolio and considered the terms of each of the Advisory Agreements.  The Board evaluated IndexIQ’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and IndexIQ’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at IndexIQ.  The Board considered New York Life Investments’ and IndexIQ’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and IndexIQ and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Portfolio.  The Board also considered IndexIQ’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Portfolio.  In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and IndexIQ regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks.  The Board
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between representatives of IndexIQ and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and IndexIQ
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates, including IndexIQ, due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  Because IndexIQ is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and IndexIQ in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and IndexIQ, and profitability of New York Life Investments and its affiliates, including IndexIQ due to their relationships with the Portfolio, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including IndexIQ’s, continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio.  The Board also considered the financial resources of New York Life Investments and IndexIQ and acknowledged that New York Life Investments and IndexIQ must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and IndexIQ to continue to provide high-quality services to the Portfolio.  The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including IndexIQ, due to their relationships with the Portfolio, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to IndexIQ from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to IndexIQ in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio.  In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts.  The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor, and insurance companies affiliated with New York Life Investments would be entitled to receive fees from the Portfolio under a distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York

34	MainStay VP S&P 500 Index Portfolio

Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including IndexIQ, due to their relationships with the Portfolio were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including IndexIQ, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to IndexIQ is paid by New York Life Investments, not the Portfolio.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and IndexIQ on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Portfolio, if any.  The Board considered the contractual management fee schedule for the Portfolio as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses.  The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Portfolio and whether the Portfolio’s management fee and expense structure permits any economies of scale to be appropriately shared with the Portfolio’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio.  The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Portfolio’s shareholders through the Portfolio’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
35

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
36	MainStay VP S&P 500 Index Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay VP Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay Funds: Trustee since 2023 (11 Funds)
MainStay Funds Trust: Trustee since 2023 (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
37

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay VP Funds Trust: Chair since 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC since 1990	81	MainStay Funds: Chair since January 2017 and Trustee since 2007 (11 Funds); MainStay Funds Trust: Chair since January 2017 and Trustee since 1990 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
38	MainStay VP S&P 500 Index Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay Funds: Trustee since 2006 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
39

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015 to 2016); Managing Director, Product Development (from 2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
40	MainStay VP S&P 500 Index Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP Natural Resources Portfolio
MainStay VP PineStone International Equity Portfolio1
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio2
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
PineStone Asset Management Inc.
Montreal, Québec
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to August 28, 2023, the Portfolio's name was MainStay VP MacKay International Equity Portfolio.
2.	Effective on or about May 1, 2024, the MainStay VP MacKay Government Portfolio will be renamed the MainStay VP U.S. Infrastructure Bond Portfolio.
Not part of the Annual Report

2023 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2024 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015886	MSVPSP11-02/24
(NYLIAC) NI529

MainStay VP CBRE Global Infrastructure Portfolio

Message from the President and Annual Report
December 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit our website.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Against a backdrop of easing inflationary pressures and continued economic growth, stocks and bonds generally gained ground during the 12-month period ended December 31, 2023, despite high levels of volatility and sharp disparities between the performance of the different market sectors.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation, interest rate, and economic growth trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 6.4% in January, and 3.4% in December 2023. At the same time, the Fed increased the benchmark federal funds rate from 4.25%–4.50% at the beginning of reporting period, to 5.25%–5.50% as of the end of 2023. Despite the increasing cost of capital and tighter lending environment that resulted from rising rates, economic growth remained surprisingly robust, bolstered by high levels of consumer spending, low levels of unemployment and better-than-expected corporate earnings. With the pace of rate increases slowing from the prior year, investors began hoping for an early shift to a looser monetary policy, with stock prices and bond yields reacting as economic data and statements from the Fed either reinforced or undercut those hopes. Following months of hawkish rhetoric, the Fed finally reversed its stance in December 2023, signaling a positive economic outlook with little chance of a recession and a likelihood of rate cuts in 2024.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced strong gains during the reporting period-– recovering all its losses from 2022 and approached new record territory. A preponderance of the Index’s gains were generated by a relatively small number of mega-cap stocks in the information technology, communication services and consumer discretionary sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened during the closing weeks of the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced generally positive returns, bolstered by attractive and relatively stable yields. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield. Corporate bond prices trended moderately higher, generally outperforming government securities. After years of low yields and tight credit spreads, the corporate sector benefited from more attractive valuations and income opportunities. Among corporates, markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. International bond markets produced mixed returns, with emerging-markets issues advancing over their developed-markets counterparts.
The market volatility of recent years reminds us of the constant need for experienced and steadfast portfolio management in the face of uncertainty. New York Life Investments remains dedicated to providing you, as a valued MainStay VP investor, with the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date[1]	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Initial Class Shares	5/1/2015	4.06%	0.71%	-2.61%	1.13%
Service Class Shares	5/1/2015	3.80	0.46	-2.84	1.38

1.	Effective February 28, 2020, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Since Inception
FTSE Global Core Infrastructure 50/50 Index (Net)[1]	2.21%	6.04%	5.01%
Morningstar Infrastructure Category Average[2]	4.88	7.67	4.10

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The FTSE Global Core Infrastructure 50/50 Index (Net) is the Portfolio’s primary broad-based securities market index for comparison purposes. The FTSE Global Core Infrastructure 50/50 Index (Net) is a market-capitalization-weighted index of worldwide infrastructure and infrastructure-related securities. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors.
2.	The Morningstar Infrastructure Category Average is representative of funds that invest more than 60% of their assets in stocks of companies engaged in infrastructure activities. Industries considered to be part of the infrastructure sector include: oil & gas midstream; waste management; airports; integrated shipping; railroads; shipping & ports; trucking; engineering & construction; infrastructure operations; and the utilities sector. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP CBRE Global Infrastructure Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,022.10	$4.84	$1,020.42	$4.84	0.95%
Service Class Shares	$1,000.00	$1,020.90	$6.11	$1,019.16	$6.11	1.20%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP CBRE Global Infrastructure Portfolio

Country Composition as of December 31, 2023 (Unaudited)
United States	56.2%
Australia	7.2
Canada	7.2
Spain	7.1
France	5.6
Japan	5.5
Italy	3.0
United Kingdom	2.8
Portugal	2.0%
China	1.5
Mexico	0.8
Switzerland	0.6
Hong Kong	0.5
Other Assets, Less Liabilities	0.0‡
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2023 (excluding short-term investments) (Unaudited)
1.	American Tower Corp.
2.	NextEra Energy, Inc.
3.	Transurban Group
4.	CSX Corp.
5.	Cellnex Telecom SA
6.	Sempra
7.	Aena SME SA
8.	WEC Energy Group, Inc.
9.	Central Japan Railway Co.
10.	Targa Resources Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jeremy Anagnos, CFA, Joseph P. Smith, CFA, Daniel Foley, CFA, and Hinds Howard of CBRE Investment Management Listed Real Assets LLC (“CBRE”), the Portfolio’s Subadvisor.
How did MainStay VP CBRE Global Infrastructure Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2023?
For the 12 months ended December 31, 2023, MainStay VP CBRE Global Infrastructure Portfolio returned 4.06% for Initial Class shares and 3.80% for Service Class shares. Over the same period, both share classes outperformed the 2.21% return of the FTSE Global Core Infrastructure 50/50 Index (Net) (the “Index”), which is the Portfolio’s benchmark. For the 12 months ended December 31, 2023, both share classes underperformed the 4.88% return of the Morningstar Infrastructure Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
During the reporting period, macroeconomic and geopolitical issues negatively affected returns. Global inflation concerns and central bank countermeasures led to higher bond yields globally, which undermined yield-sensitive sectors. Other risk factors included the outbreak of war in the Middle East in addition to the on-going war in Ukraine, as well as a debt crisis in China. Negative headlines regarding renewables and concerns about a higher cost of capital for utilities further weighed on the Portfolio’s positioning among U.S. utilities with renewable development exposure. However, the Portfolio also held exposure to utilities and energy companies exposed to power markets, and these companies had positive returns due to their higher profit margins. Moreover, transportation companies, particularly airports and toll roads in Europe, enjoyed positive returns as traffic continued to recover post pandemic. The ongoing conflicts and wars highlighted the importance of energy supply and security, and the value of broad sources of energy, including traditional fossil fuels, which benefited midstream companies in the United States.
The Portfolio outperformed the Index during the reporting period due to positive sector allocation as well as positive stock selection. Sector allocation provided the larger contribution to relative performance, notably due to the Portfolio’s overweight exposure to continental Europe. (Contributions take weightings and total returns into account.)  Continental Europe continued to rebound from weakness in 2022, driven by better-than-feared economic outcomes due in part to warmer weather, which provided relief from an energy crisis prompted by embargos on Russian oil and natural gas. Stock selection among global communications companies further bolstered relative returns.
During the reporting period, which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
The sectors providing the strongest positive contributions to the Portfolio’s performance relative to the Index included communications and transportation. Most global communication stocks (with the exception of U.S. towers) performed well, and the Portfolio benefited from both stock selection and allocation. The transportation sector, where the Portfolio held overweight exposure, also produced significant positive returns, most notably in Asia and continental Europe, as volumes for passenger-related transport infrastructure continued to rebound in the wake of the COVID-19 pandemic. Direct pass through of inflation further supported earnings for transportation infrastructure companies.
The weakest contribution to the Portfolio’s relative performance came from structurally underweight exposure to emerging markets, which outperformed the Index. In addition, while the midstream energy sector outperformed, marginally negative stock selection in the area detracted from the Portfolio's relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The holdings that contributed most to the Portfolio’s absolute returns included Italian integrated utility company Enel, Spanish airport operator Aena and French toll road operator Vinci. European stocks produced strong absolute performance, with a recovery in the euro relative to the U.S. dollar boosting returns. Enel benefited from stabilization of power markets in Europe, lower bond yields and execution of a disposal strategy that reduced balance sheet leverage. Aena and Vinci both benefited from increased traffic volumes across their transportation networks. The feared recession in Europe did not materialize during the reporting period and tourism remained strong. Another leading performer, Australian data center owner and developer NextDC, saw shares rise as the company expanded into Singapore and raised equity capital in a well-received offering. Demand for data centers continued to increase and the sector was a beneficiary of the growth in generative artificial intelligence, which requires significant computing power and storage of data.
The holdings that detracted the most from the Portfolio’s absolute returns included U.S. integrated utilities NextEra Energy and Ameren, as well as U.S. tower operator Crown Castle. NextEra was a beneficiary of the Inflation Reduction Act (“IRA”) that was passed in September 2022. While the stock initially rebounded after the Act passed, in the first half of 2023 the market focused on the rising cost of capital and inflation in costs for renewable

1.	See "Investment and Performance Comparison" for more information on benchmark and peer group returns.
8	MainStay VP CBRE Global Infrastructure Portfolio

development. The IRA legislation provides long-term support for predictable earnings growth, but no near-term catalyst for stock appreciation. Ameren shares fell sharply in December 2023 after an adverse regulatory ruling in one of its markets. Crown Castle shares succumbed to higher interest rates set by the U.S. Federal Reserve, as the U.S. tower sector is viewed as interest-rate sensitive. When rates fell later in the year, tower stocks were unable to recover fully. Notably, the entire telecommunications services group produced weak returns, raising concerns that mobile service companies might not be able to invest in their network.
Did the Portfolio make any significant purchases or sales during the reporting period?
The most significant purchases during the reporting period included new positions in U.S. freight railroad operator CSX and U.S. pipeline and midstream company Kinder Morgan. We believe that CSX is poised for growth in volumes and stable margins in 2024, as the company was quick to bring back workers and improve service levels in the wake of the pandemic. We added the position in Kinder Morgan at a time when the company’s stock traded at a significant discount to peers, despite an overall solid outlook and a positive view of the midstream sector. Kinder Morgan executed well in 2023—reducing debt and increasing free cash flow—which we expect will lead to a return of capital flexibility.
The Portfolio’s most significant sales during the same period included exiting positions in U.S. regulated utilities American Electric Power, Ameren Corp and Xcel Energy. We sold all three positions due to a less favorable view of the companies’ regulatory jurisdictions, where we believe there could be weaker outcomes in relation to allowed returns.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, we increased the Portfolio’s sector exposure most significantly in the U.S. and Japanese railroad sectors. We believe the absence of a recession thus far bodes well for traffic volumes of passenger and freight rail. While volumes have remained weak for U.S. freight railroads, 2024 offers easier quarterly comparisons, and companies have improved their service levels to meet the demand. In addition, cost inflation has started to abate, which should lead to improving margins going forward. The end of pandemic-related travel restrictions, most recently in Asia, should also lead to strong growth in leisure travel, which we believe will continue to benefit Japanese passenger rail companies.
During the same period, the Portfolio’s most significant reductions in sector weightings came from U.S. utilities and European communications. U.S. utilities faced rising cost of capital, while the regulatory environment grew less favorable. With regard to European communications, we sold Portfolio positions into strength and very high valuations in Europe, rotating more exposure into communications stocks, including data centers in North America, where valuations appeared relatively attractive.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2023, the Portfolio held materially overweight exposure to communications globally. The communications sector continues to experience robust growth driven by trends in increasing data usage and the need for new infrastructure to support the digital economy. We believe communications infrastructure companies in the listed space are among the most well-positioned entities to benefit from positive trends in this sector. Communication assets remain particularly desirable in the private infrastructure market, where transaction activity is supportive of valuations in the listed space. The Portfolio also maintains an overweight bias toward transportation globally. Within transports, the Portfolio has emphasized leisure-exposed assets, including toll roads, passenger rail and select airports, where volumes have remained resilient and valuations attractive. Freight rail in the Americas represents another overweight area for the Portfolio, with additions in the second half of the reporting period based on an improved  margin and volume outlook for 2024.
As of the same date, the Portfolio held materially underweight exposure to utilities globally, most significantly among regulated utilities in the Americas and utilities in developed Asia. In addition, as noted above, the Portfolio maintains structurally underweight exposure to emerging markets.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2023†^
	Shares	Value
Common Stocks 99.7%
Australia 7.2%
Atlas Arteria Ltd. (Transportation)	240,619	$ 947,746
NEXTDC Ltd. (Communications) (a)	21,028	196,744
Transurban Group (Transportation)	145,021	1,354,885
		2,499,375
Canada 7.2%
Canadian National Railway Co. (Transportation)	6,297	791,491
Enbridge, Inc. (Midstream / Pipelines)	16,727	602,149
Pembina Pipeline Corp. (Midstream / Pipelines)	29,532	1,016,754
Pembina Pipeline Corp. (Midstream / Pipelines) (a)	2,242	76,141
		2,486,535
China 1.5%
China Resources Gas Group Ltd. (Utilities)	78,277	256,630
Guangdong Investment Ltd. (Utilities)	342,395	249,062
		505,692
France 5.6%
Eiffage SA (Transportation)	8,019	858,877
Vinci SA (Transportation)	8,632	1,083,481
		1,942,358
Hong Kong 0.5%
CK Infrastructure Holdings Ltd. (Utilities)	31,281	173,060
Italy 3.0%
Enel SpA (Utilities)	142,597	1,059,436
Japan 5.5%
Central Japan Railway Co. (Transportation)	44,005	1,118,538
West Japan Railway Co. (Transportation)	19,424	810,160
		1,928,698
Mexico 0.8%
Grupo Aeroportuario del Pacifico SAB de CV, Class B (Transportation)	15,373	268,360
Portugal 2.0%
EDP - Energias de Portugal SA (Utilities)	141,835	713,216
Spain 7.1%
Aena SME SA (Transportation)	6,617	1,198,724
Cellnex Telecom SA (Communications)	31,884	1,255,173
		2,453,897
	Shares	Value

Switzerland 0.6%
Flughafen Zurich AG (Registered) (Transportation)	1,088	$ 227,160
United Kingdom 2.8%
National Grid plc (Utilities)	53,247	718,078
Pennon Group plc (Utilities)	26,566	254,476
		972,554
United States 55.9%
AES Corp. (The) (Utilities)	42,713	822,225
ALLETE, Inc. (Utilities)	4,051	247,759
American Tower Corp. (Communications)	9,146	1,974,439
Cheniere Energy, Inc. (Midstream / Pipelines)	6,098	1,040,990
CMS Energy Corp. (Utilities)	13,259	769,950
Constellation Energy Corp. (Utilities)	3,095	361,774
Crown Castle, Inc. (Communications)	3,211	369,875
CSX Corp. (Transportation)	36,220	1,255,747
Duke Energy Corp. (Utilities)	5,743	557,301
Equinix, Inc. (Communications)	745	600,015
Eversource Energy (Utilities)	5,628	347,360
Kinder Morgan, Inc. (Midstream / Pipelines)	44,887	791,807
NextEra Energy Partners LP (Utilities)	6,429	195,506
NextEra Energy, Inc. (Utilities)	30,350	1,843,459
NiSource, Inc. (Utilities)	13,851	367,744
OGE Energy Corp. (Utilities)	14,129	493,526
PG&E Corp. (Utilities)	36,254	653,660
Portland General Electric Co. (Utilities)	5,237	226,972
PPL Corp. (Utilities)	34,791	942,836
SBA Communications Corp. (Communications)	2,127	539,599
Sempra (Utilities)	16,455	1,229,682
Southern Co. (The) (Utilities)	10,436	731,772
Targa Resources Corp. (Midstream / Pipelines)	12,856	1,116,801
Union Pacific Corp. (Transportation)	3,072	754,545
WEC Energy Group, Inc. (Utilities)	14,030	1,180,905
		19,416,249
Total Common Stocks (Cost $32,558,458)		34,646,590

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP CBRE Global Infrastructure Portfolio

	Shares	Value
Short-Term Investment 0.3%
Affiliated Investment Company 0.3%
United States 0.3%
MainStay U.S. Government Liquidity Fund, 5.235% (b)	97,270	$ 97,270
Total Short-Term Investment (Cost $97,270)		97,270
Total Investments (Cost $32,655,728)	100.0%	34,743,860
Other Assets, Less Liabilities	0.0‡	5,911
Net Assets	100.0%	$ 34,749,771

†	Percentages indicated are based on Portfolio net assets.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	Current yield as of December 31, 2023.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 631	$ 7,629	$ (8,163)	$ —	$ —	$ 97	$ 16	$ —	97
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 34,646,590	$ —	$ —	$ 34,646,590
Short-Term Investment
Affiliated Investment Company	97,270	—	—	97,270
Total Investments in Securities	$ 34,743,860	$ —	$ —	$ 34,743,860

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2023†^ (continued)
The table below sets forth the diversification of the Portfolio’s investments by sector.
Sector Diversification
	Value	Percent
Utilities	$14,396,389	41.4%
Transportation	10,669,714	30.7
Communications	4,935,845	14.2
Midstream / Pipelines	4,644,642	13.4
	34,646,590	99.7
Short-Term Investment	97,270	0.3
Other Assets, Less Liabilities	5,911	0.0‡
Net Assets	$34,749,771	100.0%

†	Percentages indicated are based on Portfolio net assets.

^	Industry and country classifications may be different than those used for compliance monitoring purposes.

‡	Less than one-tenth of a percent.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP CBRE Global Infrastructure Portfolio

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $32,558,458)	$ 34,646,590
Investment in affiliated investment companies, at value (identified cost $97,270)	97,270
Cash denominated in foreign currencies (identified cost $5)	5
Receivables:
Dividends	84,620
Investment securities sold	37,325
Portfolio shares sold	5,711
Securities lending	467
Other assets	125
Total assets	34,872,113
Liabilities
Payables:
Shareholder communication	26,856
Professional fees	23,178
Manager (See Note 3)	20,530
Investment securities purchased	16,996
Portfolio shares redeemed	15,157
Custodian	10,032
NYLIFE Distributors (See Note 3)	6,817
Accrued expenses	2,776
Total liabilities	122,342
Net assets	$ 34,749,771
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 4,986
Additional paid-in-capital	69,192,570
69,197,556
Total distributable earnings (loss)	(34,447,785)
Net assets	$ 34,749,771
Initial Class
Net assets applicable to outstanding shares	$ 2,439,319
Shares of beneficial interest outstanding	345,697
Net asset value per share outstanding	$ 7.06
Service Class
Net assets applicable to outstanding shares	$32,310,452
Shares of beneficial interest outstanding	4,640,490
Net asset value per share outstanding	$ 6.96

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $57,375)	$1,089,147
Dividends-affiliated	16,125
Securities lending, net	4,863
Total income	1,110,135
Expenses
Manager (See Note 3)	287,875
Distribution/Service—Service Class (See Note 3)	79,249
Professional fees	56,949
Custodian	24,005
Trustees	868
Miscellaneous	278
Total expenses before waiver/reimbursement	449,224
Expense waiver/reimbursement from Manager (See Note 3)	(48,231)
Net expenses	400,993
Net investment income (loss)	709,142
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(265,305)
Foreign currency transactions	(6,040)
Net realized gain (loss)	(271,345)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	875,024
Translation of other assets and liabilities in foreign currencies	411
Net change in unrealized appreciation (depreciation)	875,435
Net realized and unrealized gain (loss)	604,090
Net increase (decrease) in net assets resulting from operations	$1,313,232
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP CBRE Global Infrastructure Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 709,142	$ 518,708
Net realized gain (loss)	(271,345)	(937,133)
Net change in unrealized appreciation (depreciation)	875,435	(2,045,417)
Net increase (decrease) in net assets resulting from operations	1,313,232	(2,463,842)
Distributions to shareholders:
Initial Class	(40,585)	(27,062)
Service Class	(502,552)	(387,536)
Total distributions to shareholders	(543,137)	(414,598)
Capital share transactions:
Net proceeds from sales of shares	8,530,228	20,290,734
Net asset value of shares issued to shareholders in reinvestment of distributions	543,137	414,598
Cost of shares redeemed	(8,984,738)	(10,775,375)
Increase (decrease) in net assets derived from capital share transactions	88,627	9,929,957
Net increase (decrease) in net assets	858,722	7,051,517
Net Assets
Beginning of year	33,891,049	26,839,532
End of year	$34,749,771	$ 33,891,049
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 6.92	$ 7.47	$ 6.48	$ 8.01	$ 7.61
Net investment income (loss) (a)	0.16	0.13	0.15	0.03	0.03
Net realized and unrealized gain (loss)	0.10	(0.58)	0.84	(1.08)	0.37
Total from investment operations	0.26	(0.45)	0.99	(1.05)	0.40
Less distributions:
From net investment income	(0.12)	(0.10)	—	(0.48)	—
Net asset value at end of year	$ 7.06	$ 6.92	$ 7.47	$ 6.48	$ 8.01
Total investment return (b)	4.06%	(5.99)%	15.28%(c)	(12.81)%	5.26%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.32%	1.87%	2.08%	0.41%	0.33%
Net expenses (d)	0.95%	0.95%	0.95%	1.05%	1.21%
Expenses (before waiver/reimbursement) (d)	1.09%	1.13%	1.32%	1.44%	1.21%
Portfolio turnover rate	41%	54%	43%	163%	119%
Net assets at end of year (in 000's)	$ 2,439	$ 2,111	$ 1,899	$ 1,022	$ 1,009

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 6.83	$ 7.38	$ 6.42	$ 7.93	$ 7.55
Net investment income (loss) (a)	0.14	0.11	0.12	0.04	0.01
Net realized and unrealized gain (loss)	0.10	(0.58)	0.84	(1.09)	0.37
Total from investment operations	0.24	(0.47)	0.96	(1.05)	0.38
Less distributions:
From net investment income	(0.11)	(0.08)	—	(0.46)	—
Net asset value at end of year	$ 6.96	$ 6.83	$ 7.38	$ 6.42	$ 7.93
Total investment return (b)	3.80%	(6.22)%	14.95%(c)	(13.03)%	5.03%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.08%	1.60%	1.79%	0.62%	0.11%
Net expenses (d)	1.20%	1.20%	1.20%	1.52%	1.62%
Expenses (before waiver/reimbursement) (d)	1.34%	1.38%	1.60%	1.95%	1.62%
Portfolio turnover rate	41%	54%	43%	163%	119%
Net assets at end of year (in 000's)	$ 32,310	$ 31,780	$ 24,941	$ 20,041	$ 22,798

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP CBRE Global Infrastructure Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP CBRE Global Infrastructure Portfolio (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. However, due to its principal investment strategies and investment processes, the Portfolio has historically operated as a "diversified" portfolio. Therefore, the Portfolio will not operate as "non-diversified" portfolio without first obtaining shareholder approval.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 2015
Service Class	May 1, 2015
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation

17

Notes to Financial Statements (continued)
Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation
Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in

18	MainStay VP CBRE Global Infrastructure Portfolio

accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
19

Notes to Financial Statements (continued)
The Portfolio may also invest up to 25% of its net assets in master limited partnerships.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(J) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

20	MainStay VP CBRE Global Infrastructure Portfolio

(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. CBRE Investment Management Listed Real Assets LLC ("CBRE" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and CBRE, New York Life Investments pays for the services of the Subadvisor.
Effective May 1, 2023, pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.85% up to $3 billion; and 0.84% in excess of $3 billion. During the year ended December 31, 2023, the effective management fee rate was 0.85% of the Portfolio's average daily net assets.
Prior to May 1, 2023, the Fund paid the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of 0.85% of the Portfolio's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.95% and 1.20%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended December 31, 2023, New York Life Investments earned fees from the Portfolio in the amount of $287,875 and waived fees and/or reimbursed expenses in the amount of $48,231 and paid the Subadvisor fees in the amount of $119,822.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$33,403,315	$2,348,825	$(1,008,280)	$1,340,545
21

Notes to Financial Statements (continued)
As of December 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$715,865	$(36,519,547)	$15,681	$1,340,216	$(34,447,785)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
As of December 31, 2023, for federal income tax purposes, capital loss carryforwards of $36,519,547, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$34,283	$2,236
During the years ended December 31, 2023 and December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$543,137	$414,598
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2023, purchases and sales of securities, other than short-term securities, were $14,509 and $13,763, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2023 and December 31, 2022, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	77,302	$ 519,694
Shares issued to shareholders in reinvestment of distributions	6,579	40,585
Shares redeemed	(43,447)	(306,011)
Net increase (decrease)	40,434	$ 254,268
Year ended December 31, 2022:
Shares sold	100,768	$ 720,250
Shares issued to shareholders in reinvestment of distributions	4,406	27,062
Shares redeemed	(54,059)	(380,690)
Net increase (decrease)	51,115	$ 366,622

22	MainStay VP CBRE Global Infrastructure Portfolio

Service Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	1,181,990	$ 8,010,534
Shares issued to shareholders in reinvestment of distributions	82,511	502,552
Shares redeemed	(1,279,988)	(8,678,727)
Net increase (decrease)	(15,487)	$ (165,641)
Year ended December 31, 2022:
Shares sold	2,756,775	$ 19,570,484
Shares issued to shareholders in reinvestment of distributions	63,886	387,536
Shares redeemed	(1,544,297)	(10,394,685)
Net increase (decrease)	1,276,364	$ 9,563,335
Note 10–Other Matters
As of the date of this report, the Portfolio faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Portfolio's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP CBRE Global Infrastructure Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP CBRE Global Infrastructure Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and broker; when replies were not received from broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2024
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
24	MainStay VP CBRE Global Infrastructure Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP CBRE Global Infrastructure Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and CBRE Investment Management Listed Real Assets LLC (“CBRE”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and CBRE in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and CBRE in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or CBRE that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, CBRE personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements.  In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and CBRE; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and CBRE; (iii) the costs of the services provided, and profits realized, by New York Life Investments and CBRE with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and CBRE.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and CBRE resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have invested in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and CBRE
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by CBRE, evaluating the performance of CBRE, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of CBRE and ongoing analysis of, and interactions with, CBRE with respect to, among other things, the Portfolio’s investment performance and risks as well as CBRE’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that CBRE provides to the Portfolio and considered the terms of each of the Advisory Agreements.  The Board evaluated CBRE’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and CBRE’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at CBRE.  The Board considered New York Life Investments’ and CBRE’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and CBRE and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Portfolio.  The Board also considered CBRE’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Portfolio.  In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and CBRE regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks.  The Board

26	MainStay VP CBRE Global Infrastructure Portfolio

considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between representatives of CBRE and the members of the Board’s Investment Committee, which generally occur on an annual basis.  In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the five-year period ended July 31, 2023, and performed in line with its peer funds for the one- and three-year periods ended July 31, 2023.  The Board considered its discussions with representatives from New York Life Investments and CBRE regarding the Portfolio’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and CBRE
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates and CBRE due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  With respect to the profitability of CBRE’s relationship with the Portfolio, the Board considered information from New York Life Investments that CBRE’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of CBRE’s profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and CBRE, and profitability of New York Life Investments and its affiliates and CBRE due to their relationships with the Portfolio, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and CBRE’s continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio.  The Board also considered the financial resources of New York Life Investments and CBRE and acknowledged that New York Life Investments and CBRE must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and CBRE to continue to provide high-quality services to the Portfolio.  The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and CBRE and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to CBRE from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to CBRE in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities.  In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between CBRE and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and CBRE that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided
27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
to the Portfolio.  In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts.  The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor, and insurance companies affiliated with New York Life Investments would be entitled to receive fees from the Portfolio under a distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to CBRE and its affiliates are consistent with those expected for a subadvisor to a mutual fund.  With respect to CBRE, the Board considered that any profits realized by CBRE due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and CBRE, acknowledging that any such profits are based on the subadvisory fee paid to CBRE by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to CBRE is paid by New York Life Investments, not the Portfolio.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and CBRE on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Portfolio, if any.  The Board considered the contractual management fee schedule for the Portfolio as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses.  The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Portfolio and whether the Portfolio’s management fee and expense structure permits any economies of scale to be appropriately shared with the Portfolio’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio.
The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Portfolio’s shareholders through the Portfolio’s management fee and expense structure and other methods to share benefits from economies of scale.

28	MainStay VP CBRE Global Infrastructure Portfolio

Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
29

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
30	MainStay VP CBRE Global Infrastructure Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay VP Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay Funds: Trustee since 2023 (11 Funds)
MainStay Funds Trust: Trustee since 2023 (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
31

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay VP Funds Trust: Chair since 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC since 1990	81	MainStay Funds: Chair since January 2017 and Trustee since 2007 (11 Funds); MainStay Funds Trust: Chair since January 2017 and Trustee since 1990 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
32	MainStay VP CBRE Global Infrastructure Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay Funds: Trustee since 2006 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015 to 2016); Managing Director, Product Development (from 2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
34	MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP Natural Resources Portfolio
MainStay VP PineStone International Equity Portfolio1
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio2
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
PineStone Asset Management Inc.
Montreal, Québec
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to August 28, 2023, the Portfolio's name was MainStay VP MacKay International Equity Portfolio.
2.	Effective on or about May 1, 2024, the MainStay VP MacKay Government Portfolio will be renamed the MainStay VP U.S. Infrastructure Bond Portfolio.
Not part of the Annual Report

2023 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2024 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015937	MSVPCRA11-02/24
(NYLIAC) NI514

MainStay VP Fidelity Institutional AM® Utilities Portfolio*

Message from the President and Annual Report
December 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit our website.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency
* Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.

This page intentionally left blank

Message from the President
Against a backdrop of easing inflationary pressures and continued economic growth, stocks and bonds generally gained ground during the 12-month period ended December 31, 2023, despite high levels of volatility and sharp disparities between the performance of the different market sectors.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation, interest rate, and economic growth trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 6.4% in January, and 3.4% in December 2023. At the same time, the Fed increased the benchmark federal funds rate from 4.25%–4.50% at the beginning of reporting period, to 5.25%–5.50% as of the end of 2023. Despite the increasing cost of capital and tighter lending environment that resulted from rising rates, economic growth remained surprisingly robust, bolstered by high levels of consumer spending, low levels of unemployment and better-than-expected corporate earnings. With the pace of rate increases slowing from the prior year, investors began hoping for an early shift to a looser monetary policy, with stock prices and bond yields reacting as economic data and statements from the Fed either reinforced or undercut those hopes. Following months of hawkish rhetoric, the Fed finally reversed its stance in December 2023, signaling a positive economic outlook with little chance of a recession and a likelihood of rate cuts in 2024.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced strong gains during the reporting period-– recovering all its losses from 2022 and approached new record territory. A preponderance of the Index’s gains were generated by a relatively small number of mega-cap stocks in the information technology, communication services and consumer discretionary sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened during the closing weeks of the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced generally positive returns, bolstered by attractive and relatively stable yields. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield. Corporate bond prices trended moderately higher, generally outperforming government securities. After years of low yields and tight credit spreads, the corporate sector benefited from more attractive valuations and income opportunities. Among corporates, markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. International bond markets produced mixed returns, with emerging-markets issues advancing over their developed-markets counterparts.
The market volatility of recent years reminds us of the constant need for experienced and steadfast portfolio management in the face of uncertainty. New York Life Investments remains dedicated to providing you, as a valued MainStay VP investor, with the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/17/2012	-1.46%	8.41%	6.42%	0.66%
Service Class Shares	2/17/2012	-1.71	8.14	6.15	0.91

1.	The Portfolio replaced its subadvisor and modified its principal investment strategies and changed its classification from a diversified fund to a non-diversified fund as of November 30, 2018. Therefore, the performance information shown in this report prior to November 30, 2018 reflects the Portfolio’s prior subadvisor, principal investment strategies and diversification status.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
MSCI USA IMI Utilities 25/50 Index (Gross)[1]	-7.37%	6.46%	8.64%
Morningstar Utilities Category Average[2]	-4.36	6.18	7.35

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The MSCI USA IMI Utilities 25/50 Index (Gross) is the Portfolio's primary benchmark. The MSCI USA IMI Utilities 25/50 Index (Gross) is a modified market capitalization-weighted index of stocks designed to measure the performance of utilities companies in the MSCI U.S. Investable Market 2500 Index.
2.	The Morningstar Utilities Category Average is representative of funds that seek capital appreciation by investing primarily in equity securities of U.S. or non-U.S. public utilities including electric, gas, and telephone-service providers. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Fidelity Institutional AM® Utilities Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,019.70	$3.41	$1,021.83	$3.41	0.67%
Service Class Shares	$1,000.00	$1,018.40	$4.68	$1,020.57	$4.69	0.92%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Industry Composition as of December 31, 2023 (Unaudited)
Electric Utilities	69.5%
Multi–Utilities	19.2
Independent Power and Renewable Electricity Producers	7.3
Water Utilities	0.7
Gas Utilities	0.7
Electrical Equipment	0.2%
Short–Term Investments	1.9
Other Assets, Less Liabilities	0.5
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2023 (excluding short-term investments) (Unaudited)
1.	NextEra Energy, Inc.
2.	Sempra
3.	Southern Co. (The)
4.	Duke Energy Corp.
5.	PG&E Corp.
6.	Edison International
7.	Entergy Corp.
8.	American Electric Power Co., Inc.
9.	PPL Corp.
10.	Constellation Energy Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager Douglas Simmons of FIAM LLC (“FIAM”), the Portfolio’s Subadvisor.
How did MainStay VP Fidelity Institutional AM® Utilities Portfolio1 perform relative to its benchmark and peers during the 12 months ended December 31, 2023?
For the 12 months ended December 31, 2023, MainStay VP Fidelity Institutional AM® Utilities Portfolio returned −1.46% for Initial Class shares and −1.71% for Service Class shares. Over the same period, both share classes outperformed the −7.37% return of the MSCI USA IMI Utilities 25/50 Index (Gross) (the “Index”), which is the Portfolio’s benchmark. For the 12 months ended December 31, 2023, both share classes also outperformed the −4.36% return of the Morningstar Utilities Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio outperformed the Index primarily due to favorable security selection, most notably in the electric utilities subsector. Industry allocation, particularly overweight exposure to electric utilities, detracted slightly.
Which subsectors were the strongest positive contributors to the Portfolio’s relative performance, and which subsectors were particularly weak?
The strongest positive contributions to the Portfolio’s relative performance from a subsector standpoint came from electric utilities (the largest segment of the Index), driven by security selection. (Contributions take weightings and total returns into account.) The next two strongest contributors included independent power & renewable electricity producers and oil, gas & consumable fuels, resulting from security selection in both cases.
Electric utilities detracted most significantly from the Portfolio’s relative performance, due to overweight exposure. Overweight exposure to independent power & renewable electricity producers, and underweight exposure to multi-utilities, also detracted.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
On an absolute return basis, the three largest positive contributors to the Portfolio’s overall performance included Vistra Corp, NRG Energy and Sunnova Energy.
Independent power producer & electric provider Vistra Corp serves customers across multiple U.S. states, with a mix of traditional, renewable and nuclear energy. The company reported strong performance, consistently exceeding earnings expectations throughout the reporting period. The company also closed a deal for Energy Harbor, which expanded its nuclear energy base.
Independent power producer & electric provider NRG Energy serves customers through its Texas, East, and West segments. The company reported strong earnings throughout 2023. However, we trimmed the Portfolio’s position following activist investor activity.
Shares in American residential and commercial solar energy company Sunnova Energy sold off significantly on concerns over the company’s fundamentals, and the Portfolio bought on weakness. Returns benefited from an upswing in the stock’s price following a slightly more positive earnings report in October 2023.
Conversely, the three most significant detractors from absolute performance included Nextera Energy Partners LP, Enphase Energy and Nextera Energy. The spin-off of Nextera Energy Partners LP from Nextera Energy weighed on the stocks of both companies. Enphase stock fell after the company reported lower-than-expected earnings and management lowered guidance, prompting us to sell the Portfolio’s position.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio initiated a position in U.S.-based water utility American Water Works. Fidelity led a funding round in the company during the reporting period at a particularly favorable valuation. The Portfolio sold its position in diversified utility The AES Corporation early in 2023, but added the position back based on positive fundamentals in the second quarter. The Portfolio sold its position in European utility Enel after the company reached the top of our valuation range.
How did the Portfolio’s sector weightings change during the reporting period?
After having no exposure to water utilities for a long period, the Portfolio initiated a position in the industry through an allocation to American Water Works. We reduced the Portfolio’s overweight exposure to electric utilities during the reporting period, although the position remained significantly overweight. We also trimmed the Portfolio’s underweight exposure to multi-utilities.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2023, the Portfolio’s most overweight positions relative to the Index were in electric utilities and

1.	Fidelity Institutional AM is a registered trademark of FMR LLC. Used with permission.
2.	See "Investment and Performance Comparison" for more information on benchmark and peer group returns.
8	MainStay VP Fidelity Institutional AM® Utilities Portfolio

independent power producers & energy traders. As of the same date, the Portfolio’s most significant underweight positions were in multi-utilities, gas utilities and water utilities.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2023†^
	Shares	Value
Common Stocks 97.6%
Electric Utilities 69.5%
American Electric Power Co., Inc.	465,500	$ 37,807,910
Constellation Energy Corp.	310,968	36,349,050
Duke Energy Corp.	788,013	76,468,782
Edison International	648,537	46,363,910
Entergy Corp.	396,648	40,136,811
Evergy, Inc.	352,400	18,395,280
Eversource Energy	404,009	24,935,435
FirstEnergy Corp.	986,281	36,157,061
Fortum OYJ	180,000	2,595,166
IDACORP, Inc.	46,700	4,591,544
NextEra Energy, Inc.	2,160,560	131,232,414
NRG Energy, Inc.	118,880	6,146,096
PG&E Corp.	4,030,399	72,668,094
Pinnacle West Capital Corp.	102,989	7,398,730
PPL Corp.	1,393,569	37,765,720
Southern Co. (The)	1,115,421	78,213,320
		657,225,323
Electrical Equipment 0.2%
Sunrun, Inc. (a)	109,900	2,157,337
Gas Utilities 0.7%
Southwest Gas Holdings, Inc.	23,100	1,463,385
UGI Corp.	217,795	5,357,757
		6,821,142
Independent Power and Renewable Electricity Producers 7.3%
AES Corp. (The)	1,112,500	21,415,625
Clearway Energy, Inc.	84,500	2,161,510
Energy Harbor Corp. (a)	164,600	13,250,300
NextEra Energy Partners LP	259,768	7,899,545
Sunnova Energy International, Inc. (a)(b)	352,900	5,381,725
Vistra Corp.	476,710	18,362,869
		68,471,574
Multi-Utilities 19.2%
Consolidated Edison, Inc.	153,600	13,972,992
DTE Energy Co.	209,900	23,143,574
NiSource, Inc.	1,168,284	31,017,940
Public Service Enterprise Group, Inc.	509,324	31,145,163
Sempra	1,092,886	81,671,371
		180,951,040
	Shares	Value

Water Utilities 0.7%
American Water Works Co., Inc.	35,815	$ 4,727,222
Essential Utilities, Inc.	60,800	2,270,880
		6,998,102
Total Common Stocks (Cost $913,401,858)		922,624,518
Short-Term Investments 1.9%
Affiliated Investment Company 1.4%
MainStay U.S. Government Liquidity Fund, 5.235% (c)	13,214,112	13,214,112
Unaffiliated Investment Companies 0.5%
BlackRock Liquidity FedFund, 5.374% (c)(d)	2,000,000	2,000,000
Invesco Government & Agency Portfolio, 5.361% (c)(d)	2,981,841	2,981,841
		4,981,841
Total Short-Term Investments (Cost $18,195,953)		18,195,953
Total Investments (Cost $931,597,811)	99.5%	940,820,471
Other Assets, Less Liabilities	0.5	4,476,722
Net Assets	100.0%	$ 945,297,193

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of December 31, 2023, the aggregate market value of securities on loan was $4,687,179. The Portfolio received cash collateral with a value of $4,981,841. (See Note 2(H))
(c)	Current yield as of December 31, 2023.
(d)	Represents a security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 19,414	$ 285,431	$ (291,631)	$ —	$ —	$ 13,214	$ 528	$ —	13,214
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 909,374,218	$ 13,250,300	$ —	$ 922,624,518
Short-Term Investments
Affiliated Investment Company	13,214,112	—	—	13,214,112
Unaffiliated Investment Companies	4,981,841	—	—	4,981,841
Total Short-Term Investments	18,195,953	—	—	18,195,953
Total Investments in Securities	$ 927,570,171	$ 13,250,300	$ —	$ 940,820,471

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $918,383,699) including securities on loan of $4,687,179	$927,606,359
Investment in affiliated investment companies, at value (identified cost $13,214,112)	13,214,112
Cash denominated in foreign currencies (identified cost $30)	31
Receivables:
Investment securities sold	9,694,281
Dividends	1,910,493
Portfolio shares sold	143,162
Securities lending	1,201
Other assets	5,520
Total assets	952,575,159
Liabilities
Cash collateral received for securities on loan	4,981,841
Payables:
Investment securities purchased	1,057,519
Manager (See Note 3)	510,558
Portfolio shares redeemed	496,387
NYLIFE Distributors (See Note 3)	152,800
Professional fees	50,540
Custodian	16,225
Shareholder communication	7,560
Accrued expenses	4,536
Total liabilities	7,277,966
Net assets	$945,297,193
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 88,497
Additional paid-in-capital	854,095,743
854,184,240
Total distributable earnings (loss)	91,112,953
Net assets	$945,297,193
Initial Class
Net assets applicable to outstanding shares	$222,112,066
Shares of beneficial interest outstanding	20,722,215
Net asset value per share outstanding	$ 10.72
Service Class
Net assets applicable to outstanding shares	$723,185,127
Shares of beneficial interest outstanding	67,774,725
Net asset value per share outstanding	$ 10.67

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $12,846)	$ 27,350,777
Dividends-affiliated	528,240
Securities lending, net	24,641
Total income	27,903,658
Expenses
Manager (See Note 3)	6,207,596
Distribution/Service—Service Class (See Note 3)	1,908,495
Professional fees	134,773
Custodian	42,337
Shareholder communication	32,245
Trustees	21,275
Miscellaneous	30,515
Total expenses	8,377,236
Net investment income (loss)	19,526,422
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	65,750,142
Foreign currency transactions	4,048
Net realized gain (loss)	65,754,190
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(104,738,214)
Translation of other assets and liabilities in foreign currencies	7,673
Net change in unrealized appreciation (depreciation)	(104,730,541)
Net realized and unrealized gain (loss)	(38,976,351)
Net increase (decrease) in net assets resulting from operations	$ (19,449,929)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 19,526,422	$ 13,893,104
Net realized gain (loss)	65,754,190	143,420,705
Net change in unrealized appreciation (depreciation)	(104,730,541)	(99,750,150)
Net increase (decrease) in net assets resulting from operations	(19,449,929)	57,563,659
Distributions to shareholders:
Initial Class	(35,326,559)	(13,874,720)
Service Class	(118,635,558)	(59,581,954)
Total distributions to shareholders	(153,962,117)	(73,456,674)
Capital share transactions:
Net proceeds from sales of shares	90,808,057	83,467,996
Net asset value of shares issued to shareholders in reinvestment of distributions	153,962,117	73,456,674
Cost of shares redeemed	(183,186,887)	(278,193,216)
Increase (decrease) in net assets derived from capital share transactions	61,583,287	(121,268,546)
Net increase (decrease) in net assets	(111,828,759)	(137,161,561)
Net Assets
Beginning of year	1,057,125,952	1,194,287,513
End of year	$ 945,297,193	$1,057,125,952
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 13.20	$ 13.58	$ 12.35	$ 13.49	$ 11.68
Net investment income (loss) (a)	0.27	0.20	0.31	0.25	0.31
Net realized and unrealized gain (loss)	(0.69)	0.43	1.73	(0.34)	2.39
Total from investment operations	(0.42)	0.63	2.04	(0.09)	2.70
Less distributions:
From net investment income	(0.26)	(0.30)	(0.28)	(0.33)	(0.34)
From net realized gain on investments	(1.80)	(0.71)	(0.53)	(0.72)	(0.55)
Total distributions	(2.06)	(1.01)	(0.81)	(1.05)	(0.89)
Net asset value at end of year	$ 10.72	$ 13.20	$ 13.58	$ 12.35	$ 13.49
Total investment return (b)	(1.46)%	5.57%	17.24%	(0.38)%	23.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.23%	1.46%	2.41%	2.06%	2.41%
Net expenses (c)	0.67%	0.66%	0.66%	0.67%	0.68%
Portfolio turnover rate	71%	53%	34%	62%	47%
Net assets at end of year (in 000's)	$ 222,112	$ 202,092	$ 215,594	$ 135,814	$ 97,503

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 13.14	$ 13.51	$ 12.29	$ 13.43	$ 11.63
Net investment income (loss) (a)	0.24	0.17	0.27	0.22	0.28
Net realized and unrealized gain (loss)	(0.69)	0.43	1.72	(0.35)	2.37
Total from investment operations	(0.45)	0.60	1.99	(0.13)	2.65
Less distributions:
From net investment income	(0.22)	(0.26)	(0.24)	(0.29)	(0.30)
From net realized gain on investments	(1.80)	(0.71)	(0.53)	(0.72)	(0.55)
Total distributions	(2.02)	(0.97)	(0.77)	(1.01)	(0.85)
Net asset value at end of year	$ 10.67	$ 13.14	$ 13.51	$ 12.29	$ 13.43
Total investment return (b)	(1.71)%	5.31%	16.95%	(0.63)%	22.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.95%	1.22%	2.14%	1.80%	2.15%
Net expenses (c)	0.92%	0.91%	0.91%	0.92%	0.93%
Portfolio turnover rate	71%	53%	34%	62%	47%
Net assets at end of year (in 000's)	$ 723,185	$ 855,034	$ 978,694	$ 953,655	$ 1,121,657

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Fidelity Institutional AM® Utilities Portfolio (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

16	MainStay VP Fidelity Institutional AM® Utilities Portfolio

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value.
Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates
17

Notes to Financial Statements (continued)
the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities

18	MainStay VP Fidelity Institutional AM® Utilities Portfolio

and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(I) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(J) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. FIAM LLC (“FIAM" or the “Subadvisor”) a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and FIAM, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.64% up to $1 billion; 0.61% from $1 billion to $3 billion; and 0.60% in excess of $3 billion. During the year ended December 31, 2023, the effective management fee rate was 0.64% of the Portfolio's average daily net assets.
During the year ended December 31, 2023, New York Life Investments earned fees from the Portfolio in the amount of $6,207,596 and paid the Subadvisor in the amount of $2,476,517.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs
19

Notes to Financial Statements (continued)
incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$935,459,627	$60,267,127	$(54,906,283)	$5,360,844
As of December 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$20,314,084	$65,451,878	$—	$5,346,991	$91,112,953
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2023 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$462	$(462)
The reclassifications for the Portfolio are primarily due to partnership adjustments.
During the years ended December 31, 2023 and December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$ 25,879,043	$23,960,588
Long-Term Capital Gains	128,083,074	49,496,086
Total	$153,962,117	$73,456,674
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended

20	MainStay VP Fidelity Institutional AM® Utilities Portfolio

December 31, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2023, purchases and sales of securities, other than short-term securities, were $677,116 and $749,160, respectively.
The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the year ended December 31, 2023, were as follows:
Purchases (000's)	Sales (000's)	Realized Gain / (Loss) (000's)
$4,275	$23,961	$1,094
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2023 and December 31, 2022, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	3,031,623	$ 36,492,478
Shares issued to shareholders in reinvestment of distributions	3,657,334	35,326,559
Shares redeemed	(1,273,025)	(14,354,261)
Net increase (decrease)	5,415,932	$ 57,464,776
Year ended December 31, 2022:
Shares sold	1,583,682	$ 20,686,389
Shares issued to shareholders in reinvestment of distributions	1,176,971	13,874,720
Shares redeemed	(3,335,783)	(45,895,265)
Net increase (decrease)	(575,130)	$ (11,334,156)

Service Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	4,557,944	$ 54,315,579
Shares issued to shareholders in reinvestment of distributions	12,330,897	118,635,558
Shares redeemed	(14,170,338)	(168,832,626)
Net increase (decrease)	2,718,503	$ 4,118,511
Year ended December 31, 2022:
Shares sold	4,652,743	$ 62,781,607
Shares issued to shareholders in reinvestment of distributions	5,074,648	59,581,954
Shares redeemed	(17,109,749)	(232,297,951)
Net increase (decrease)	(7,382,358)	$(109,934,390)
Note 10–Other Matters
As of the date of this report, the Portfolio faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Portfolio's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP Fidelity Institutional AM® Utilities Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Fidelity Institutional AM® Utilities Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2024
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
22	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Fidelity Institutional AM® Utilities Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and FIAM LLC (“FIAM”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and FIAM in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and FIAM in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or FIAM that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, FIAM personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements.  In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and FIAM; (ii) the qualifications of the portfolio manager of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and FIAM; (iii) the costs of the services provided, and profits realized, by New York Life Investments and FIAM with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and FIAM.  The Board’s

23

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and FIAM resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have invested in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and FIAM
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by FIAM, evaluating the performance of FIAM, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of FIAM and ongoing analysis of, and interactions with, FIAM with respect to, among other things, the Portfolio’s investment performance and risks as well as FIAM’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii)
compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that FIAM provides to the Portfolio and considered the terms of each of the Advisory Agreements.  The Board evaluated FIAM’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and FIAM’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at FIAM.  The Board considered New York Life Investments’ and FIAM’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and FIAM and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Portfolio.  The Board also considered FIAM’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Portfolio.  In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.
In addition, the Board considered information provided by New York Life Investments and FIAM regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Portfolio’s gross and net

24	MainStay VP Fidelity Institutional AM® Utilities Portfolio

returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between representatives of FIAM and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and FIAM
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates and FIAM due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  With respect to the profitability of FIAM’s relationship with the Portfolio, the Board considered information from New York Life Investments that FIAM’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of FIAM’s profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and FIAM, and profitability of New York Life Investments and its affiliates and FIAM due to their relationships with the Portfolio, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and FIAM’s continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio.  The Board also considered the financial resources of New York Life Investments and
FIAM and acknowledged that New York Life Investments and FIAM must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and FIAM to continue to provide high-quality services to the Portfolio.  The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and FIAM and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to FIAM from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to FIAM in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities.  In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between FIAM and its affiliates and New York Life Investments and its affiliates that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio.  In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts.  The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor, and insurance companies affiliated with New York Life Investments would be
25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
entitled to receive fees from the Portfolio under a distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to FIAM and its affiliates are consistent with those expected for a subadvisor to a mutual fund.  With respect to FIAM, the Board considered that any profits realized by FIAM due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and FIAM, acknowledging that any such profits are based on the subadvisory fee paid to FIAM by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to FIAM is paid by New York Life Investments, not the Portfolio.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and FIAM on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Portfolio, if any.  The Board considered the contractual management fee schedule for the Portfolio as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses.  The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Portfolio and whether the Portfolio’s management fee and expense structure permits any economies of scale to be appropriately shared with the Portfolio’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio.  The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Portfolio’s shareholders through the Portfolio’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

26	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
27

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay VP Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay Funds: Trustee since 2023 (11 Funds)
MainStay Funds Trust: Trustee since 2023 (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
28	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay VP Funds Trust: Chair since 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC since 1990	81	MainStay Funds: Chair since January 2017 and Trustee since 2007 (11 Funds); MainStay Funds Trust: Chair since January 2017 and Trustee since 1990 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
29

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay Funds: Trustee since 2006 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
30	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015 to 2016); Managing Director, Product Development (from 2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
31

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP Natural Resources Portfolio
MainStay VP PineStone International Equity Portfolio1
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio2
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
PineStone Asset Management Inc.
Montreal, Québec
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to August 28, 2023, the Portfolio's name was MainStay VP MacKay International Equity Portfolio.
2.	Effective on or about May 1, 2024, the MainStay VP MacKay Government Portfolio will be renamed the MainStay VP U.S. Infrastructure Bond Portfolio.
Not part of the Annual Report

2023 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2024 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015526	MSVPMFS11-02/24
(NYLIAC) NI526

MainStay VP Wellington Small Cap Portfolio

Message from the President and Annual Report
December 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit our website.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Against a backdrop of easing inflationary pressures and continued economic growth, stocks and bonds generally gained ground during the 12-month period ended December 31, 2023, despite high levels of volatility and sharp disparities between the performance of the different market sectors.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation, interest rate, and economic growth trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 6.4% in January, and 3.4% in December 2023. At the same time, the Fed increased the benchmark federal funds rate from 4.25%–4.50% at the beginning of reporting period, to 5.25%–5.50% as of the end of 2023. Despite the increasing cost of capital and tighter lending environment that resulted from rising rates, economic growth remained surprisingly robust, bolstered by high levels of consumer spending, low levels of unemployment and better-than-expected corporate earnings. With the pace of rate increases slowing from the prior year, investors began hoping for an early shift to a looser monetary policy, with stock prices and bond yields reacting as economic data and statements from the Fed either reinforced or undercut those hopes. Following months of hawkish rhetoric, the Fed finally reversed its stance in December 2023, signaling a positive economic outlook with little chance of a recession and a likelihood of rate cuts in 2024.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced strong gains during the reporting period-– recovering all its losses from 2022 and approached new record territory. A preponderance of the Index’s gains were generated by a relatively small number of mega-cap stocks in the information technology, communication services and consumer discretionary sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened during the closing weeks of the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced generally positive returns, bolstered by attractive and relatively stable yields. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield. Corporate bond prices trended moderately higher, generally outperforming government securities. After years of low yields and tight credit spreads, the corporate sector benefited from more attractive valuations and income opportunities. Among corporates, markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. International bond markets produced mixed returns, with emerging-markets issues advancing over their developed-markets counterparts.
The market volatility of recent years reminds us of the constant need for experienced and steadfast portfolio management in the face of uncertainty. New York Life Investments remains dedicated to providing you, as a valued MainStay VP investor, with the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date[1,2]	One Year	Five Years	Since Inception	Gross Expense Ratio[3]
Initial Class Shares	5/2/2016	13.89%	6.68%	6.25%	0.86%
Service Class Shares	5/2/2016	13.60	6.42	5.99	1.11

1.	Effective January 1, 2018, due to an organizational restructuring, all investment personnel of Cornerstone Capital Management Holdings LLC, a former subadvisor, transitioned to MacKay Shields LLC.
2.	Effective May 1, 2021, the Portfolio replaced its subadvisor, MacKay Shields LLC, and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisors and principal investment strategies.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Since Inception
Russell 2000® Index[1]	16.93%	9.97%	9.27%
Morningstar Small Blend Category Average[2]	16.18	10.86	8.63

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Russell 2000® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.
2.	The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Wellington Small Cap Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,081.00	$3.88	$1,021.47	$3.77	0.74%
Service Class Shares	$1,000.00	$1,079.70	$5.19	$1,020.21	$5.04	0.99%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Wellington Small Cap Portfolio

Industry Composition as of December 31, 2023 (Unaudited)
Banks	9.1%
Software	6.3
Biotechnology	6.3
Health Care Equipment & Supplies	4.2
Trading Companies & Distributors	3.9
Energy Equipment & Services	3.6
Semiconductors & Semiconductor Equipment	3.2
Financial Services	2.9
Machinery	2.8
Commercial Services & Supplies	2.8
Chemicals	2.7
Diversified Consumer Services	2.7
Textiles, Apparel & Luxury Goods	2.5
Electronic Equipment, Instruments & Components	2.3
Consumer Finance	2.2
Insurance	2.0
Household Durables	2.0
Hotels, Restaurants & Leisure	2.0
Professional Services	2.0
Exchange–Traded Funds	1.8
Gas Utilities	1.7
Automobile Components	1.6
Health Care Providers & Services	1.6
Building Products	1.5
Mortgage Real Estate Investment Trusts	1.4
Personal Care Products	1.3
Media	1.3
Metals & Mining	1.3%
Oil, Gas & Consumable Fuels	1.3
Capital Markets	1.3
Real Estate Management & Development	1.2
Hotel & Resort REITs	1.2
Interactive Media & Services	1.2
Food Products	1.2
Aerospace & Defense	1.2
Pharmaceuticals	1.2
Ground Transportation	1.1
Construction & Engineering	0.9
Leisure Products	0.7
Health Care REITs	0.6
Office REITs	0.6
Electrical Equipment	0.6
Specialized REITs	0.6
Health Care Technology	0.6
Specialty Retail	0.6
Communications Equipment	0.5
Household Products	0.5
Electric Utilities	0.4
Beverages	0.4
Broadline Retail	0.4
Short–Term Investments	5.2
Other Assets, Less Liabilities	–2.5
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2023 (excluding short-term investments) (Unaudited)
1.	Skyline Champion Corp.
2.	Cadence Bank
3.	H&R Block, Inc.
4.	iShares Russell 2000 Value ETF
5.	Cytokinetics, Inc.
6.	elf Beauty, Inc.
7.	Freshpet, Inc.
8.	Xometry, Inc., Class A
9.	MRC Global, Inc.
10.	Taboola.com Ltd.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Gregg R. Thomas and Roberto J. Isch, CFA, of Wellington Management Company LLP (“Wellington”), the Portfolio’s Subadvisor.
How did MainStay VP Wellington Small Cap Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2023?
For the 12 months ended December 31, 2023, MainStay VP Wellington Small Cap Portfolio returned 13.89% for Initial Class shares and 13.60% for Service Class shares. Over the same period, both share classes underperformed the 16.93% return of the Russell 2000® Index (“the Index”), which is the Portfolio’s benchmark, and the 16.18% return of the Morningstar Small Blend Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
During the reporting period, the Portfolio underperformed the Index due to a combination of security selection and sector allocation.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
The Portfolio used Russell 2000® Index futures during the reporting period to equitize cash. These futures positions did not materially impact the Portfolio’s performance.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
The sector providing the strongest contribution to the Portfolio’s performance relative to the Index was financials, followed by real estate and utilities. (Contributions take weightings and total returns into account.) The positive relative performance of all three sectors was driven by security selection. Underweight exposure in the utilities and real estate sectors further benefited relative returns. During the same period, the sector that detracted most from relative performance was consumer discretionary, followed by information technology and health care. Security selection undermined relative performance of all three sectors, while underweight exposure to information technology also modestly detracted.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The strongest positive contributions to the Portfolio’s absolute performance came from holdings in multinational insurance underwriter SiriusPoint, cosmetics company e.l.f. Beauty and wireless communication technology company InterDigital. SiriusPoint shares advanced after the company announced earnings results consistently ahead of expectations. Shares in
e.l.f. Beauty benefited from the company’s increased brand awareness and a lower price point for its products relative to higher-end cosmetics brands. InterDigital shares rose on the company’s solid, top-line growth and continued momentum in its licensing business. In addition, the company’s most recent quarterly release included earnings that were well above estimates and guidance that was higher than expected.
The most significant detractors from the Portfolio’s absolute performance included dermatologist-led biopharmaceutical company Aclaris Therapeutics, collection agency PRA Group and health care technology company Omnicell. Aclaris shares fell sharply during the reporting period when the company announced disappointing top-line results from its Phase 2b clinical study of oral MK2 inhibitor zunsemetinib for the treatment of rheumatoid arthritis. PRA shares declined after first quarter 2023 results missed consensus estimates. Omnicell shares lost ground after the company reported third quarter 2023 earnings that declined significantly compared to the prior year. Management lowered its 2023 earnings and revenue guidance amid weakening demand.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio initiated positions in health care technology company Omnicell and advertising technology company Taboola.com during the reporting period. We added Omnicell to the Portfolio based on its attractive valuation and high-quality fundamentals. We added Taboola.com to the Portfolio due to its attractive high-quality fundamentals.
During the same period, we eliminated the Portfolio’s positions in wood products and building materials producer Boise Cascade and reduced the Portfolio’s exposure to government-sponsored agricultural loans provider Federal Agricultural Mortgage Corp. (also known as “FAMC” or “Farmer Mac”). We sold the Portfolio’s position in Boise Cascade on strength following substantial price appreciation. Farmer Mac screened well for multiple managers’ investment philosophies. We reduced the Portfolio’s exposure to the stock as valuations rose, but maintained exposure to the name because of its higher-quality fundamentals.
How did the Portfolio’s sector weightings change during the reporting period?
The most notable increases in the Portfolio’s sector exposures were to health care and utilities, reducing the level of the Portfolio’s underweight positions in both sectors. Notable reductions in sector exposures included energy, resulting in more significantly underweight exposure, and industrials, resulting in a more modestly overweight position.

1.	See "Investment and Performance Comparison" for more information on benchmark and peer group returns.
8	MainStay VP Wellington Small Cap Portfolio

How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2023, the Portfolio held its most overweight positions relative to the Index in the financials and consumer discretionary sectors, and its most underweight positions in energy and real estate.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2023†^
	Shares	Value
Common Stocks 95.5%
Aerospace & Defense 1.2%
BWX Technologies, Inc.	33,348	$ 2,558,792
Spirit AeroSystems Holdings, Inc., Class A (a)	65,249	2,073,613
		4,632,405
Automobile Components 1.6%
Dana, Inc.	87,136	1,273,057
Phinia, Inc.	66,860	2,025,190
Visteon Corp. (a)	9,381	1,171,687
XPEL, Inc. (a)	33,359	1,796,382
		6,266,316
Banks 9.1%
Bank OZK	50,429	2,512,877
Banner Corp.	23,304	1,248,162
Cadence Bank	148,929	4,406,809
Columbia Banking System, Inc.	91,004	2,427,987
First Hawaiian, Inc.	98,413	2,249,721
First Interstate BancSystem, Inc., Class A	74,916	2,303,667
FNB Corp.	145,299	2,000,767
Home BancShares, Inc.	97,402	2,467,193
OFG Bancorp	43,971	1,648,033
Old National Bancorp	128,311	2,167,173
Pacific Premier Bancorp, Inc.	88,233	2,568,463
Sandy Spring Bancorp, Inc.	86,399	2,353,509
Stellar Bancorp, Inc.	67,312	1,873,966
United Community Banks, Inc.	59,852	1,751,269
Veritex Holdings, Inc.	73,186	1,703,038
WSFS Financial Corp.	33,163	1,523,177
		35,205,811
Beverages 0.4%
Celsius Holdings, Inc. (a)	29,947	1,632,711
Biotechnology 6.3%
Ascendis Pharma A/S, ADR (a)	3,608	454,428
Blueprint Medicines Corp. (a)	11,367	1,048,492
Celldex Therapeutics, Inc. (a)	76,332	3,027,327
Crinetics Pharmaceuticals, Inc. (a)	10,041	357,259
Cytokinetics, Inc. (a)	43,828	3,659,200
Halozyme Therapeutics, Inc. (a)	49,968	1,846,817
Immunocore Holdings plc, ADR (a)(b)	13,570	927,102
Intellia Therapeutics, Inc. (a)	13,176	401,736
Kymera Therapeutics, Inc. (a)	39,493	1,005,492
Merus NV (a)	72,322	1,988,855
Morphic Holding, Inc. (a)	11,929	344,509
Nuvalent, Inc., Class A (a)	33,131	2,438,110
	Shares	Value

Biotechnology (continued)
Prothena Corp. plc (a)	8,778	$ 318,993
PTC Therapeutics, Inc. (a)	15,680	432,141
REVOLUTION Medicines, Inc. (a)	54,594	1,565,756
Rocket Pharmaceuticals, Inc. (a)	39,896	1,195,683
Syndax Pharmaceuticals, Inc. (a)	26,699	576,965
Vaxcyte, Inc. (a)	44,372	2,786,562
		24,375,427
Broadline Retail 0.4%
Global-e Online Ltd. (a)	37,371	1,481,013
Building Products 1.5%
AZEK Co., Inc. (The) (a)	60,008	2,295,306
Masonite International Corp. (a)	20,996	1,777,521
Zurn Elkay Water Solutions Corp.	59,602	1,752,895
		5,825,722
Capital Markets 1.3%
Hamilton Lane, Inc., Class A	25,586	2,902,476
PJT Partners, Inc., Class A	19,060	1,941,642
		4,844,118
Chemicals 2.7%
Cabot Corp.	28,613	2,389,185
Livent Corp. (a)(b)	74,880	1,346,342
Mativ Holdings, Inc.	123,925	1,897,292
Minerals Technologies, Inc.	36,999	2,638,399
Quaker Chemical Corp.	10,395	2,218,501
		10,489,719
Commercial Services & Supplies 2.8%
Brady Corp., Class A	43,334	2,543,273
Casella Waste Systems, Inc., Class A (a)	19,324	1,651,429
Interface, Inc.	207,339	2,616,618
Loomis AB	65,954	1,749,871
MillerKnoll, Inc.	78,567	2,096,168
		10,657,359
Communications Equipment 0.5%
Calix, Inc. (a)	42,751	1,867,791
Construction & Engineering 0.9%
Ameresco, Inc., Class A (a)	28,082	889,357
Fluor Corp. (a)	63,420	2,484,161
		3,373,518
Consumer Finance 2.2%
Bread Financial Holdings, Inc.	69,539	2,290,615
Enova International, Inc. (a)	49,511	2,740,929

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Wellington Small Cap Portfolio

	Shares	Value
Common Stocks (continued)
Consumer Finance (continued)
Navient Corp.	93,265	$ 1,736,594
PROG Holdings, Inc. (a)	55,320	1,709,941
		8,478,079
Diversified Consumer Services 2.7%
Adtalem Global Education, Inc. (a)	37,816	2,229,253
Duolingo, Inc. (a)	5,786	1,312,554
European Wax Center, Inc., Class A (a)(b)	48,228	655,419
H&R Block, Inc.	79,145	3,828,244
Laureate Education, Inc.	178,607	2,448,702
		10,474,172
Electric Utilities 0.4%
Portland General Electric Co.	39,307	1,703,565
Electrical Equipment 0.6%
Acuity Brands, Inc.	4,389	898,999
Shoals Technologies Group, Inc., Class A (a)	91,094	1,415,601
		2,314,600
Electronic Equipment, Instruments & Components 2.3%
CTS Corp.	48,853	2,136,830
Napco Security Technologies, Inc.	64,108	2,195,699
Novanta, Inc. (a)	14,135	2,380,475
TTM Technologies, Inc. (a)	149,339	2,361,050
		9,074,054
Energy Equipment & Services 3.6%
Cactus, Inc., Class A	40,805	1,852,547
ChampionX Corp.	64,710	1,890,179
DMC Global, Inc. (a)	104,345	1,963,773
Helix Energy Solutions Group, Inc. (a)	188,884	1,941,728
Liberty Energy, Inc.	112,987	2,049,584
Patterson-UTI Energy, Inc.	118,924	1,284,379
Seadrill Ltd. (a)	28,291	1,337,598
Select Water Solutions, Inc.	234,901	1,782,899
		14,102,687
Financial Services 2.9%
Federal Agricultural Mortgage Corp., Class C	11,880	2,271,694
NMI Holdings, Inc., Class A (a)	66,596	1,976,569
Radian Group, Inc.	86,615	2,472,858
Remitly Global, Inc. (a)	111,793	2,171,020
Shift4 Payments, Inc., Class A (a)	29,451	2,189,388
		11,081,529
	Shares	Value

Food Products 1.2%
Freshpet, Inc. (a)	39,350	$ 3,414,006
TreeHouse Foods, Inc. (a)	31,223	1,294,193
		4,708,199
Gas Utilities 1.7%
New Jersey Resources Corp.	54,923	2,448,467
Spire, Inc.	35,399	2,206,774
UGI Corp.	82,517	2,029,918
		6,685,159
Ground Transportation 1.1%
Marten Transport Ltd.	96,496	2,024,486
Ryder System, Inc.	20,566	2,366,324
		4,390,810
Health Care Equipment & Supplies 4.2%
Artivion, Inc. (a)	137,655	2,461,271
Glaukos Corp. (a)	14,804	1,176,770
Globus Medical, Inc., Class A (a)	33,413	1,780,579
Inari Medical, Inc. (a)	20,448	1,327,484
Inspire Medical Systems, Inc. (a)	9,133	1,857,926
Lantheus Holdings, Inc. (a)	20,211	1,253,082
Omnicell, Inc. (a)	31,739	1,194,339
PROCEPT BioRobotics Corp. (a)(b)	47,120	1,974,799
Shockwave Medical, Inc. (a)	6,014	1,146,028
SI-BONE, Inc. (a)	89,274	1,873,861
		16,046,139
Health Care Providers & Services 1.6%
Acadia Healthcare Co., Inc. (a)	19,818	1,541,048
Cross Country Healthcare, Inc. (a)	44,560	1,008,838
Premier, Inc., Class A	54,755	1,224,322
Progyny, Inc. (a)	60,048	2,232,585
		6,006,793
Health Care REITs 0.6%
CareTrust REIT, Inc.	108,960	2,438,525
Health Care Technology 0.6%
Veradigm, Inc. (a)	210,174	2,204,725
Hotel & Resort REITs 1.2%
Pebblebrook Hotel Trust	152,366	2,434,809
Ryman Hospitality Properties, Inc.	21,217	2,335,143
		4,769,952
Hotels, Restaurants & Leisure 2.0%
Cracker Barrel Old Country Store, Inc. (b)	29,366	2,263,531
Hilton Grand Vacations, Inc. (a)	62,261	2,501,647
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2023†^ (continued)
	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Wingstop, Inc.	11,317	$ 2,903,716
		7,668,894
Household Durables 2.0%
Helen of Troy Ltd. (a)	17,775	2,147,398
Skyline Champion Corp. (a)	74,533	5,534,820
		7,682,218
Household Products 0.5%
Energizer Holdings, Inc.	58,421	1,850,777
Insurance 2.0%
Kemper Corp.	33,983	1,653,953
Lancashire Holdings Ltd.	260,825	2,074,554
ProAssurance Corp.	137,000	1,889,230
SiriusPoint Ltd. (a)	181,465	2,104,994
		7,722,731
Interactive Media & Services 1.2%
Eventbrite, Inc., Class A (a)	65,887	550,815
Taboola.com Ltd. (a)	714,278	3,092,824
Ziff Davis, Inc. (a)	16,207	1,088,948
		4,732,587
Leisure Products 0.7%
Sturm Ruger & Co., Inc.	32,910	1,495,759
YETI Holdings, Inc. (a)	24,510	1,269,128
		2,764,887
Machinery 2.8%
Blue Bird Corp. (a)	94,994	2,561,038
Greenbrier Cos., Inc. (The)	54,291	2,398,576
Kennametal, Inc.	78,777	2,031,659
Middleby Corp. (The) (a)	8,293	1,220,481
REV Group, Inc.	135,291	2,458,238
		10,669,992
Media 1.3%
Criteo SA, Sponsored ADR (a)	46,948	1,188,723
Magnite, Inc. (a)	256,399	2,394,767
National CineMedia, Inc. (a)(b)	368,202	1,524,356
		5,107,846
Metals & Mining 1.3%
Carpenter Technology Corp.	41,382	2,929,846
Compass Minerals International, Inc.	38,676	979,276
MP Materials Corp. (a)	59,200	1,175,120
		5,084,242
	Shares	Value

Mortgage Real Estate Investment Trusts 1.4%
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	46,406	$ 1,279,878
Redwood Trust, Inc.	317,259	2,350,889
Rithm Capital Corp.	177,282	1,893,372
		5,524,139
Office REITs 0.6%
Piedmont Office Realty Trust, Inc., Class A	331,236	2,355,088
Oil, Gas & Consumable Fuels 1.3%
PBF Energy, Inc., Class A	50,413	2,216,155
Viper Energy, Inc.	88,354	2,772,549
		4,988,704
Personal Care Products 1.3%
Edgewell Personal Care Co.	46,386	1,699,119
elf Beauty, Inc. (a)	23,714	3,422,879
		5,121,998
Pharmaceuticals 1.2%
Intra-Cellular Therapies, Inc. (a)	18,213	1,304,415
Pacira BioSciences, Inc. (a)	66,840	2,255,181
Structure Therapeutics, Inc., ADR (a)	7,376	300,646
Verona Pharma plc, ADR (a)(b)	37,469	744,884
		4,605,126
Professional Services 2.0%
ExlService Holdings, Inc. (a)	77,993	2,406,084
TriNet Group, Inc. (a)	18,919	2,250,037
Verra Mobility Corp. (a)	128,669	2,963,247
		7,619,368
Real Estate Management & Development 1.2%
Marcus & Millichap, Inc.	58,993	2,576,814
Tricon Residential, Inc.	245,118	2,230,574
		4,807,388
Semiconductors & Semiconductor Equipment 3.2%
Ichor Holdings Ltd. (a)	79,955	2,688,887
MKS Instruments, Inc.	10,206	1,049,891
Semtech Corp. (a)	87,693	1,921,354
Silicon Motion Technology Corp., ADR	35,963	2,203,453
SiTime Corp. (a)	7,841	957,229
Synaptics, Inc. (a)	10,468	1,194,189
Tower Semiconductor Ltd. (a)	73,621	2,246,913
		12,261,916
Software 6.3%
Adeia, Inc.	159,310	1,973,851
Agilysys, Inc. (a)	26,944	2,285,390

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Wellington Small Cap Portfolio

	Shares	Value
Common Stocks (continued)
Software (continued)
Altair Engineering, Inc., Class A (a)	32,165	$ 2,706,685
Clearwater Analytics Holdings, Inc., Class A (a)	21,100	422,633
CyberArk Software Ltd. (a)	10,029	2,196,852
DoubleVerify Holdings, Inc. (a)	50,515	1,857,942
Five9, Inc. (a)	21,331	1,678,536
Intapp, Inc. (a)	20,565	781,881
InterDigital, Inc. (b)	21,724	2,357,923
Jamf Holding Corp. (a)	71,478	1,290,893
Manhattan Associates, Inc. (a)	4,881	1,050,977
PowerSchool Holdings, Inc., Class A (a)	77,917	1,835,725
SolarWinds Corp. (a)	169,586	2,118,129
Xperi, Inc. (a)	176,894	1,949,372
		24,506,789
Specialized REITs 0.6%
Uniti Group, Inc.	400,362	2,314,092
Specialty Retail 0.6%
Boot Barn Holdings, Inc. (a)	11,897	913,214
Monro, Inc.	43,375	1,272,622
		2,185,836
Textiles, Apparel & Luxury Goods 2.5%
Carter's, Inc.	25,153	1,883,708
Crocs, Inc. (a)	13,269	1,239,457
Figs, Inc., Class A (a)	279,995	1,945,965
Kontoor Brands, Inc.	36,189	2,258,918
Steven Madden Ltd.	57,653	2,421,426
		9,749,474
Trading Companies & Distributors 3.9%
Air Lease Corp.	50,092	2,100,859
Applied Industrial Technologies, Inc.	15,570	2,688,783
McGrath RentCorp	18,708	2,237,851
MRC Global, Inc. (a)	284,887	3,136,606
Rush Enterprises, Inc., Class A	34,086	1,714,526
Xometry, Inc., Class A (a)	90,086	3,234,988
		15,113,613
Total Common Stocks (Cost $346,183,361)		369,568,603
Exchange-Traded Funds 1.8%
iShares Russell 2000 ETF (b)	11,638	2,335,863
	Shares	Value

iShares Russell 2000 Growth ETF (b)	3,752	$ 946,329
iShares Russell 2000 Value ETF (b)	24,391	3,788,654
Total Exchange-Traded Funds (Cost $6,404,655)		7,070,846
Short-Term Investments 5.2%
Affiliated Investment Company 2.5%
MainStay U.S. Government Liquidity Fund, 5.235% (c)	9,753,530	9,753,530
Unaffiliated Investment Companies 2.7%
Dreyfus Treasury Obligations Cash Management Fund, 5.40% (c)(d)	2,147,071	2,147,071
Goldman Sachs Financial Square Government Fund, 5.351% (c)(d)	1,000,000	1,000,000
Invesco Government & Agency Portfolio, 5.361% (c)(d)	4,074,380	4,074,380
Morgan Stanley Institutional Liquidity Fund Government Portfolio, 5.363% (c)(d)	2,000,000	2,000,000
RBC U.S. Government Money Market Fund, 5.293% (c)(d)	1,000,000	1,000,000
		10,221,451
Total Short-Term Investments (Cost $19,974,981)		19,974,981
Total Investments (Cost $372,562,997)	102.5%	396,614,430
Other Assets, Less Liabilities	(2.5)	(9,790,041)
Net Assets	100.0%	$ 386,824,389

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of December 31, 2023, the aggregate market value of securities on loan was $13,789,557; the total market value of collateral held by the Portfolio was $14,372,599. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $4,151,148. The Portfolio received cash collateral with a value of $10,221,451. (See Note 2(I))
(c)	Current yield as of December 31, 2023.
(d)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2023†^ (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 3,651	$ 95,008	$ (88,905)	$ —	$ —	$ 9,754	$ 291	$ —	9,754
Futures Contracts
As of December 31, 2023, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
Russell 2000 E-Mini Index	88	March 2024	$ 8,702,414	$ 9,009,880	$ 307,466

1.	As of December 31, 2023, cash in the amount of $629,200 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2023.

Abbreviation(s):
ADR—American Depositary Receipt
ETF—Exchange-Traded Fund
REIT—Real Estate Investment Trust
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 369,568,603	$ —	$ —	$ 369,568,603
Exchange-Traded Funds	7,070,846	—	—	7,070,846
Short-Term Investments
Affiliated Investment Company	9,753,530	—	—	9,753,530
Unaffiliated Investment Companies	10,221,451	—	—	10,221,451
Total Short-Term Investments	19,974,981	—	—	19,974,981
Total Investments in Securities	396,614,430	—	—	396,614,430
Other Financial Instruments
Futures Contracts (b)	307,466	—	—	307,466
Total Investments in Securities and Other Financial Instruments	$ 396,921,896	$ —	$ —	$ 396,921,896

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Wellington Small Cap Portfolio

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $362,809,467) including securities on loan of $13,789,557	$386,860,900
Investment in affiliated investment companies, at value (identified cost $9,753,530)	9,753,530
Cash collateral on deposit at broker for futures contracts	629,200
Receivables:
Dividends	503,250
Portfolio shares sold	58,853
Securities lending	3,893
Other assets	2,435
Total assets	397,812,061
Liabilities
Cash collateral received for securities on loan	10,221,451
Payables:
Portfolio shares redeemed	253,203
Manager (See Note 3)	222,019
Variation margin on futures contracts	139,135
Shareholder communication	62,619
NYLIFE Distributors (See Note 3)	47,478
Professional fees	27,628
Custodian	13,440
Accrued expenses	699
Total liabilities	10,987,672
Net assets	$386,824,389
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 44,912
Additional paid-in-capital	430,274,669
430,319,581
Total distributable earnings (loss)	(43,495,192)
Net assets	$386,824,389
Initial Class
Net assets applicable to outstanding shares	$155,564,578
Shares of beneficial interest outstanding	17,932,065
Net asset value per share outstanding	$ 8.68
Service Class
Net assets applicable to outstanding shares	$231,259,811
Shares of beneficial interest outstanding	26,979,957
Net asset value per share outstanding	$ 8.57

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $26,792)	$ 5,640,895
Dividends-affiliated	291,060
Securities lending, net	82,987
Total income	6,014,942
Expenses
Manager (See Note 3)	3,032,185
Distribution/Service—Service Class (See Note 3)	551,898
Professional fees	78,815
Custodian	30,208
Trustees	9,762
Miscellaneous	7,990
Total expenses before waiver/reimbursement	3,710,858
Expense waiver/reimbursement from Manager (See Note 3)	(354,186)
Net expenses	3,356,672
Net investment income (loss)	2,658,270
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(21,755,794)
Futures transactions	173,152
Foreign currency transactions	720
Net realized gain (loss)	(21,581,922)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	68,280,447
Futures contracts	386,366
Translation of other assets and liabilities in foreign currencies	(2)
Net change in unrealized appreciation (depreciation)	68,666,811
Net realized and unrealized gain (loss)	47,084,889
Net increase (decrease) in net assets resulting from operations	$ 49,743,159
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Wellington Small Cap Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,658,270	$ 2,367,068
Net realized gain (loss)	(21,581,922)	(47,768,878)
Net change in unrealized appreciation (depreciation)	68,666,811	(62,073,610)
Net increase (decrease) in net assets resulting from operations	49,743,159	(107,475,420)
Distributions to shareholders:
Initial Class	(1,214,596)	(49,470,351)
Service Class	(1,227,562)	(66,408,806)
Total distributions to shareholders	(2,442,158)	(115,879,157)
Capital share transactions:
Net proceeds from sales of shares	32,412,984	42,762,495
Net asset value of shares issued to shareholders in reinvestment of distributions	2,442,158	115,879,157
Cost of shares redeemed	(91,826,360)	(57,789,013)
Increase (decrease) in net assets derived from capital share transactions	(56,971,218)	100,852,639
Net increase (decrease) in net assets	(9,670,217)	(122,501,938)
Net Assets
Beginning of year	396,494,606	518,996,544
End of year	$386,824,389	$ 396,494,606
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 7.69	$ 13.79	$ 11.73	$ 10.65	$ 9.82
Net investment income (loss) (a)	0.07	0.07	0.16	0.04	0.05
Net realized and unrealized gain (loss)	0.99	(3.05)	1.95	1.05	1.61
Total from investment operations	1.06	(2.98)	2.11	1.09	1.66
Less distributions:
From net investment income	(0.07)	(0.13)	(0.05)	(0.01)	(0.02)
From net realized gain on investments	—	(2.99)	—	—	(0.81)
Total distributions	(0.07)	(3.12)	(0.05)	(0.01)	(0.83)
Net asset value at end of year	$ 8.68	$ 7.69	$ 13.79	$ 11.73	$ 10.65
Total investment return (b)	13.89%	(20.83)%	18.03%	10.22%	17.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.84%	0.70%	0.93%	0.42%	0.48%
Net expenses (c)	0.74%	0.74%	0.74%	0.75%	0.82%
Expenses (before waiver/reimbursement) (c)	0.83%	0.85%	0.86%	0.86%	0.86%
Portfolio turnover rate	61%	71%	83%	225%	257%
Net assets at end of year (in 000's)	$ 155,565	$ 172,629	$ 206,410	$ 197,586	$ 198,292

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 7.59	$ 13.65	$ 11.61	$ 10.56	$ 9.76
Net investment income (loss) (a)	0.05	0.05	0.12	0.02	0.02
Net realized and unrealized gain (loss)	0.97	(3.02)	1.95	1.03	1.59
Total from investment operations	1.02	(2.97)	2.07	1.05	1.61
Less distributions:
From net investment income	(0.04)	(0.10)	(0.03)	—	(0.00)‡
From net realized gain on investments	—	(2.99)	—	—	(0.81)
Total distributions	(0.04)	(3.09)	(0.03)	—	(0.81)
Net asset value at end of year	$ 8.57	$ 7.59	$ 13.65	$ 11.61	$ 10.56
Total investment return (b)	13.60%	(21.03)%	17.73%	9.94%(c)	17.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.60%	0.44%	0.66%	0.17%	0.22%
Net expenses (d)	0.99%	0.99%	0.99%	1.00%	1.07%
Expenses (before waiver/reimbursement) (d)	1.08%	1.10%	1.11%	1.11%	1.12%
Portfolio turnover rate	61%	71%	83%	225%	257%
Net assets at end of year (in 000's)	$ 231,260	$ 223,866	$ 312,587	$ 304,479	$ 317,216

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Wellington Small Cap Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Wellington Small Cap Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 2, 2016
Service Class	May 2, 2016
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

19

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value.
Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds  (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

20	MainStay VP Wellington Small Cap Portfolio

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures
21

Notes to Financial Statements (continued)
commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging  techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S.
dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(J) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.

22	MainStay VP Wellington Small Cap Portfolio

The Portfolio entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values.
Fair value of derivative instruments as of December 31, 2023:
Asset Derivatives	Equity Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$307,466	$307,466
Total Fair Value	$307,466	$307,466

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Futures Transactions	$173,152	$173,152
Total Net Realized Gain (Loss)	$173,152	$173,152

Net Change in Unrealized Appreciation (Depreciation)	Equity Contracts Risk	Total
Futures Contracts	$386,366	$386,366
Total Net Change in Unrealized Appreciation (Depreciation)	$386,366	$386,366

Average Notional Amount	Total
Futures Contracts Long	$4,894,439
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.80% up to $1 billion; 0.775% from $1 billion to $2 billion; and 0.75% in excess of $2 billion. During the year ended December 31, 2023, the effective management fee rate was 0.80% (exclusive of any applicable waivers/reimbursements) of the Portfolio's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.74% of the Portfolio's average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Service Class shares. This agreement will remain in effect until May 1, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended December 31, 2023, New York Life Investments earned fees from the Portfolio in the amount of $3,032,185 and waived fees and/or reimbursed expenses in the amount of $354,186 and paid the Subadvisor fees in the amount of $1,318,807.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service
23

Notes to Financial Statements (continued)
fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$378,524,780	$48,679,740	$(30,590,090)	$18,089,650
As of December 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$3,544,017	$(65,262,594)	$133,736	$18,089,650	$(43,495,191)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and mark to market of futures contracts.
As of December 31, 2023, for federal income tax purposes, capital loss carryforwards of $65,262,594, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$35,175	$30,087
During the years ended December 31, 2023 and December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$2,442,158	$ 88,089,468
Long-Term Capital Gains	—	27,789,689
Total	$2,442,158	$115,879,157
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2023, purchases and sales of securities, other than short-term securities, were $228,181 and $290,028, respectively.
The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions

24	MainStay VP Wellington Small Cap Portfolio

are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the year ended December 31, 2023, were as follows:
Purchases (000's)	Sales (000's)	Realized Gain / (Loss) (000's)
$397	$1,360	$(409)
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2023 and December 31, 2022, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	1,624,524	$ 12,642,093
Shares issued to shareholders in reinvestment of distributions	163,077	1,214,596
Shares redeemed	(6,311,366)	(50,520,270)
Net increase (decrease)	(4,523,765)	$(36,663,581)
Year ended December 31, 2022:
Shares sold	2,446,048	$ 27,488,637
Shares issued to shareholders in reinvestment of distributions	6,649,151	49,470,351
Shares redeemed	(1,607,897)	(17,992,442)
Net increase (decrease)	7,487,302	$ 58,966,546

Service Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	2,561,024	$ 19,770,891
Shares issued to shareholders in reinvestment of distributions	166,720	1,227,562
Shares redeemed	(5,239,480)	(41,306,090)
Net increase (decrease)	(2,511,736)	$(20,307,637)
Year ended December 31, 2022:
Shares sold	1,368,591	$ 15,273,858
Shares issued to shareholders in reinvestment of distributions	9,034,597	66,408,806
Shares redeemed	(3,804,605)	(39,796,571)
Net increase (decrease)	6,598,583	$ 41,886,093
Note 10–Other Matters
As of the date of this report, the Portfolio faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Portfolio's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP Wellington Small Cap Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Wellington Small Cap Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agents and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2024
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
26	MainStay VP Wellington Small Cap Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Wellington Small Cap Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Wellington Management Company LLP (“WMC”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and WMC in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and WMC in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or WMC that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, WMC personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements.  In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and WMC; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and WMC; (iii) the costs of the services provided, and profits realized, by New York Life Investments and WMC with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and WMC.  The Board’s

27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and WMC resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have invested in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and WMC
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by WMC, evaluating the performance of WMC, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of WMC and ongoing analysis of, and interactions with, WMC with respect to, among other things, the Portfolio’s investment performance and risks as well as WMC’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii)
compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that WMC provides to the Portfolio and considered the terms of each of the Advisory Agreements.  The Board evaluated WMC’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and WMC’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at WMC.  The Board considered New York Life Investments’ and WMC’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and WMC and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Portfolio.  The Board also considered WMC’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Portfolio.  In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and WMC regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Portfolio’s gross and net

28	MainStay VP Wellington Small Cap Portfolio

returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between representatives of WMC and the members of the Board’s Investment Committee, which generally occur on an annual basis.  In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one-, three- and five-year periods ended July 31, 2023.  The Board considered its discussions with representatives from New York Life Investments and WMC regarding the Portfolio’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and WMC
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates and WMC due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  With respect to the profitability of WMC’s relationship with the Portfolio, the Board considered information from New York Life Investments that WMC’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of WMC’s profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and WMC, and profitability of New York Life Investments and its affiliates and WMC due to their relationships with the Portfolio, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and WMC’s continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio.  The Board also considered the financial resources of New York Life Investments and WMC and acknowledged that New York Life Investments and WMC must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and WMC to continue to provide high-quality services to the Portfolio.  The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and WMC and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to WMC from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to WMC in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities.  In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between WMC and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and WMC that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio.  In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts.  The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor, and insurance companies affiliated with New York Life Investments would be entitled to receive fees from the Portfolio under a distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to WMC and its affiliates are consistent with those expected for a subadvisor to a mutual fund.  With respect to WMC, the Board considered that any profits realized by WMC due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and WMC, acknowledging that any such profits are based on the subadvisory fee paid to WMC by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to WMC is paid by New York Life Investments, not the Portfolio.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and WMC on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Portfolio, if any.  The Board considered the contractual management fee schedule for the Portfolio as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses.  The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Portfolio and whether the Portfolio’s management fee and expense structure permits any economies of scale to be appropriately shared with the Portfolio’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio.  The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Portfolio’s shareholders through the Portfolio’s management fee and expense structure and other methods to share benefits from economies of scale.

30	MainStay VP Wellington Small Cap Portfolio

Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
31

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
32	MainStay VP Wellington Small Cap Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay VP Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay Funds: Trustee since 2023 (11 Funds)
MainStay Funds Trust: Trustee since 2023 (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay VP Funds Trust: Chair since 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC since 1990	81	MainStay Funds: Chair since January 2017 and Trustee since 2007 (11 Funds); MainStay Funds Trust: Chair since January 2017 and Trustee since 1990 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
34	MainStay VP Wellington Small Cap Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay Funds: Trustee since 2006 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015 to 2016); Managing Director, Product Development (from 2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
36	MainStay VP Wellington Small Cap Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP Natural Resources Portfolio
MainStay VP PineStone International Equity Portfolio1
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio2
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
PineStone Asset Management Inc.
Montreal, Québec
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to August 28, 2023, the Portfolio's name was MainStay VP MacKay International Equity Portfolio.
2.	Effective on or about May 1, 2024, the MainStay VP MacKay Government Portfolio will be renamed the MainStay VP U.S. Infrastructure Bond Portfolio.
Not part of the Annual Report

2023 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2024 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015867	MSVPSCC11-02/24
(NYLIAC) NI530

MainStay VP Candriam Emerging Markets Equity Portfolio

Message from the President and Annual Report
December 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit our website.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Against a backdrop of easing inflationary pressures and continued economic growth, stocks and bonds generally gained ground during the 12-month period ended December 31, 2023, despite high levels of volatility and sharp disparities between the performance of the different market sectors.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation, interest rate, and economic growth trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 6.4% in January, and 3.4% in December 2023. At the same time, the Fed increased the benchmark federal funds rate from 4.25%–4.50% at the beginning of reporting period, to 5.25%–5.50% as of the end of 2023. Despite the increasing cost of capital and tighter lending environment that resulted from rising rates, economic growth remained surprisingly robust, bolstered by high levels of consumer spending, low levels of unemployment and better-than-expected corporate earnings. With the pace of rate increases slowing from the prior year, investors began hoping for an early shift to a looser monetary policy, with stock prices and bond yields reacting as economic data and statements from the Fed either reinforced or undercut those hopes. Following months of hawkish rhetoric, the Fed finally reversed its stance in December 2023, signaling a positive economic outlook with little chance of a recession and a likelihood of rate cuts in 2024.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced strong gains during the reporting period-– recovering all its losses from 2022 and approached new record territory. A preponderance of the Index’s gains were generated by a relatively small number of mega-cap stocks in the information technology, communication services and consumer discretionary sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened during the closing weeks of the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced generally positive returns, bolstered by attractive and relatively stable yields. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield. Corporate bond prices trended moderately higher, generally outperforming government securities. After years of low yields and tight credit spreads, the corporate sector benefited from more attractive valuations and income opportunities. Among corporates, markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. International bond markets produced mixed returns, with emerging-markets issues advancing over their developed-markets counterparts.
The market volatility of recent years reminds us of the constant need for experienced and steadfast portfolio management in the face of uncertainty. New York Life Investments remains dedicated to providing you, as a valued MainStay VP investor, with the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date[1,2,3]	One Year	Five Years	Ten Years	Gross Expense Ratio[4]
Initial Class Shares	2/17/2012	7.25%	2.49%	0.08%	1.16%
Service Class Shares	2/17/2012	6.98	2.24	-0.17	1.41

1.	Effective January 13, 2015, the Portfolio changed its subadvisors and revised its principal investment strategies. The performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisors and principal investment strategies.
2.	Effective January 1, 2018, due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, a former subadvisor, transitioned to MacKay Shields LLC.
3.	Effective May 1, 2021, the Portfolio replaced one of its subadvisors and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisor and principal investment strategies.
4.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
MSCI Emerging Markets Index (Net)[1]	9.83%	3.69%	2.66%
Morningstar Diversified Emerging Markets Category Average[2]	12.32	4.70	2.62

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The MSCI Emerging Markets Index (Net) is the Portfolio's primary benchmark. The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.
2.	The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These funds invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Candriam Emerging Markets Equity Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,027.60	$5.78	$1,019.51	$5.75	1.13%
Service Class Shares	$1,000.00	$1,026.30	$7.05	$1,018.25	$7.02	1.38%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Candriam Emerging Markets Equity Portfolio

Country Composition as of December 31, 2023 (Unaudited)
China	25.9%
India	17.5
Taiwan	15.8
Republic of Korea	13.7
Brazil	7.4
South Africa	4.6
Mexico	4.4
Indonesia	3.1
Thailand	2.0
Turkey	1.8
Poland	0.9%
Malaysia	0.8
United States	0.6
Russia	0.0‡
Greece	0.0‡
Hong Kong	0.0‡
Other Assets, Less Liabilities	1.5
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2023 (excluding short-term investments) (Unaudited)
1.	Taiwan Semiconductor Manufacturing Co. Ltd.
2.	Samsung Electronics Co. Ltd.
3.	Tencent Holdings Ltd.
4.	SK Hynix, Inc.
5.	Alibaba Group Holding Ltd.
6.	Reliance Industries Ltd.
7.	PDD Holdings, Inc., ADR
8.	Bharti Airtel Ltd.
9.	Axis Bank Ltd.
10.	KB Financial Group, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by Paulo Salazar, Philip Screve and Lamine Saidi of Candriam, the Portfolio’s Subadvisor.
How did MainStay VP Candriam Emerging Markets Equity Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2023?
For the 12 months ended December 31, 2023, MainStay VP Candriam Emerging Markets Equity Portfolio returned 7.25% for Initial Class shares and 6.98% for Service Class shares. Over the same period, both share classes underperformed the 9.83% return of the MSCI Emerging Markets Index (Net) (“the Index”), which is the Portfolio’s benchmark, and the 12.32% return of the Morningstar Diversified Emerging Markets Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
Returns relative to the Index were negatively affected by investments in Chinese companies, undermined by the country’s lackluster economy. China-based food-delivery company Meituan was the single largest detractor from the Portfolio’s relative performance, as a result of weak domestic consumption trends and high levels of competition. Among China-based financials, Ping An Insurance and China Merchants Bank came under pressure due to property risk that extended to the financials sector via shadow banking. Investments in Thailand were also negatively impacted by spillover effect from China. Relative performance came under further pressure due to the Portfolio’s underweight exposure to Samsung Electronics, prompted by caution regarding the company’s governance quality. At country level, Brazil also detracted on a relative basis.
The Portfolio’s relative performance benefited from holdings related to the artificial intelligence (“AI”) theme, including companies in Taiwan (such as chip designer Alchip Technologies and network switch producer Accton Technology) and South Korea (including memory chip leader SK hynix). In Brazil, the Portfolio’s position in LatAm based (and US listed) MercadoLibre also bolstered relative returns, as a result of gains in market share. From a country perspective, Turkey was among the top relative performers, mainly due to positive selection effect.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
Information technology and consumer staples provided the strongest contributions to the Portfolio’s performance relative to the Index, primarily as a result of positive selection effects. (Contributions take weightings and total returns into account.) Holdings in the information technology sector further bolstered investor enthusiasm for companies exposed to advances in AI development, while the consumer staples sector benefited from its perceived defensiveness amid market volatilities. The consumer discretionary sector made the weakest contributions to relative returns, producing negative total returns over the reporting period.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
During the reporting period, several holdings exposed to the AI theme produced the Portfolio’s strongest absolute performance, led by Alchip Technologies, Accton Technology, and SK hynix – all described above. The Portfolio’s weakest performers on an absolute basis included Meituan, Ping An Insurance and China Merchants Bank, also described above. All three of the latter positions produced negative total returns over the reporting period.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio’s most significant purchases during the reporting period included shares in SK hynix, mentioned above, and in South African e-commerce company Naspers. SK hynix holds approximately one third of the global dynamic random access memory market. The company benefits from the AI trend, particularly due to its expertise in high-bandwidth memory, which is an essential part of AI servers. The Portfolio’s new position in Naspers provides proxy exposure to Tencent, China’s leading multimedia company. Naspers is one of Tencent’s most important shareholders, with Naspers shares trading at an attractive holding discount, particularly given active measures being taken to reduce this holding discount.
During the same period, the Portfolio’s most significant sales included its entire position in Samsung SDI, and partial positions in HDFC Bank and JD.com. Battery manufacturer Samsung SDI, a key contributor to the electric vehicle (EV) supply chain, faced challenges resulting from intense competition and a slowdown in market demand, along with downward pricing trends. We reduced the Portfolio holdings in JD.com given increased competition in the area of Chinese e-commerce, as well as China’s lackluster economy. We reduced the Portfolio’s position in India-based HDFC Bank as we believe the company will need some time to digest a recent merger with Housing Development Finance Corporation, India’s largest mortgage lender.
How did the Portfolio’s sector weightings change during the reporting period?
The Portfolio increased its weighting relative to the Index in the financials and materials sectors, reducing the scale of its underweight positions in both sectors. Conversely, the Portfolio decreased its weightings in the consumer discretionary and industrials sectors, shifting both from overweight positions to more closely match Index weightings.

1.	See "Investment and Performance Comparison" for more information on benchmark and peer group returns.
8	MainStay VP Candriam Emerging Markets Equity Portfolio

How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2023, the Portfolio held overweight exposure to the consumer staples, financials and information technology sectors, and underweight exposure to the utilities, materials and real estate sectors.
We have turned more optimistic on the outlook for emerging-markets equities, as the headwinds faced by the sector have started to recede. These headwinds—particularly elevated interest rates in the United States and the consequently strengthening U.S. dollar—weighed on emerging-markets returns during the reporting period. A peak in the federal funds rate set by the U.S. Federal Reserve, along with rate cuts anticipated in 2024, should provide a more accommodative environment for emerging markets.
With regard to China, we maintain a cautious outlook since the path to recovery appears to be following a deliberate and gradual trajectory. China’s central government is strategically focusing on longer-term goals, including mitigating income inequality, promoting social benefits and reinforcing data protection. Therefore, we have positioned the Portfolio with tactically underweight China exposure. Emerging-markets outside China have been displaying resilience, transforming adversities into opportunities in the wake of supply-chain reshuffling. At the same time, many are effectively withstanding the spillover effects of China’s economic deceleration. Thematically, AI is expediting a recovery in the technology-related hardware and semiconductor industries, where emerging markets have a strong presence.
Consistent with our strategic outlook, we continue to position the Portfolio with a slightly defensive and balanced stance. While awaiting further confirmation that the U.S. interest rate peak is behind us, we are emphasizing a thematic and selective investment approach. We aim to discover and capitalize on themes with sustained potential and companies with high earnings visibility.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2023†^
	Shares	Value
Common Stocks 96.5%
Brazil 6.0%
Banco do Brasil SA (Banks)	226,000	$ 2,581,980
Localiza Rent a Car SA (Ground Transportation)	148,000	1,929,777
MercadoLibre, Inc. (Broadline Retail) (a)	1,160	1,822,986
NU Holdings Ltd., Class A (Banks) (a)	176,000	1,466,080
PRIO SA (Oil, Gas & Consumable Fuels)	246,000	2,323,911
Raia Drogasil SA (Consumer Staples Distribution & Retail)	294,000	1,774,538
WEG SA (Electrical Equipment)	156,000	1,212,150
		13,111,422
China 25.9%
Aier Eye Hospital Group Co. Ltd., Class A (Health Care Providers & Services)	300,116	669,445
Airtac International Group (Machinery)	26,000	855,639
Alibaba Group Holding Ltd. (Broadline Retail)	578,000	5,596,056
Anhui Huaheng Biotechnology Co. Ltd., Class A (Chemicals)	72,898	1,294,078
ANTA Sports Products Ltd. (Textiles, Apparel & Luxury Goods)	56,000	543,254
Baidu, Inc., Class A (Interactive Media & Services) (a)	88,000	1,308,420
Bank of Jiangsu Co. Ltd., Class A (Banks)	2,639,994	2,490,280
Beijing Compass Technology Development Co. Ltd., Class A (Capital Markets) (a)	115,992	985,544
BYD Co. Ltd., Class H (Automobiles)	61,961	1,701,279
BYD Electronic International Co. Ltd. (Communications Equipment)	388,000	1,818,634
China Merchants Bank Co. Ltd., Class H (Banks)	402,000	1,400,320
China Resources Land Ltd. (Real Estate Management & Development)	475,888	1,706,456
CMOC Group Ltd., Class H (Metals & Mining)	2,849,828	1,558,400
Contemporary Amperex Technology Co. Ltd., Class A (Electrical Equipment)	24,073	554,152
Flat Glass Group Co. Ltd., Class H (Semiconductors & Semiconductor Equipment)	220,000	371,339
JD.com, Inc., Class A (Broadline Retail)	56,000	806,813
Kanzhun Ltd., ADR (Interactive Media & Services)	40,000	664,400
Kuaishou Technology (Interactive Media & Services) (a)(b)	192,000	1,301,966
Li Auto, Inc., Class A (Automobiles) (a)	77,000	1,450,560
Longshine Technology Group Co. Ltd., Class A (Software)	189,991	439,067
Luzhou Laojiao Co. Ltd., Class A (Beverages)	32,000	809,543
	Shares	Value

China (continued)
Meituan (Hotels, Restaurants & Leisure) (a)(b)	200,000	$ 2,097,714
NARI Technology Co. Ltd., Class A (Electrical Equipment)	300,196	944,753
NetEase, Inc. (Entertainment)	98,000	1,764,590
Ningbo Deye Technology Co. Ltd., Class A (Machinery)	44,175	522,586
Nongfu Spring Co. Ltd., Class H (Beverages) (b)	330,000	1,908,113
PDD Holdings, Inc., ADR (Broadline Retail) (a)	33,000	4,828,230
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	580,000	2,625,728
Proya Cosmetics Co. Ltd., Class A (Personal Care Products)	73,045	1,023,755
Shandong Gold Mining Co. Ltd., Class H (Metals & Mining) (b)	860,000	1,632,221
Shanghai Baosight Software Co. Ltd., Class A (Software)	142,076	977,596
Shenzhen Inovance Technology Co. Ltd., Class A (Machinery)	90,000	801,247
Shenzhen Transsion Holdings Co. Ltd., Class A (Technology Hardware, Storage & Peripherals)	56,000	1,092,806
Tencent Holdings Ltd. (Interactive Media & Services)	172,000	6,467,209
Yadea Group Holdings Ltd. (Automobiles) (b)	460,000	808,247
Yantai Jereh Oilfield Services Group Co. Ltd., Class A (Energy Equipment & Services)	320,000	1,268,323
		57,088,763
Greece 0.0% ‡
FF Group (Textiles, Apparel & Luxury Goods) (a)(c)(d)	19,000	—
Hong Kong 0.0% ‡
China Lumena New Materials Corp. (Chemicals) (a)(c)(d)	6,500	—
India 17.5%
ABB India Ltd. (Electrical Equipment)	38,000	2,134,795
APL Apollo Tubes Ltd. (Metals & Mining)	92,000	1,699,065
Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	24,000	1,645,142
Axis Bank Ltd. (Banks)	278,000	3,682,557
Bajaj Finance Ltd. (Consumer Finance)	26,000	2,289,544
Bharti Airtel Ltd. (Wireless Telecommunication Services)	312,000	3,870,110

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Candriam Emerging Markets Equity Portfolio

	Shares	Value
Common Stocks (continued)
India (continued)
HDFC Bank Ltd. (Banks)	92,000	$ 1,889,724
ICICI Bank Ltd. (Banks)	176,000	2,107,844
Indraprastha Gas Ltd. (Gas Utilities)	270,000	1,357,402
KPIT Technologies Ltd. (Software)	84,000	1,528,154
Mahindra & Mahindra Ltd. (Automobiles)	74,000	1,537,914
Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	158,000	4,908,108
SBI Cards & Payment Services Ltd. (Consumer Finance)	148,000	1,351,077
Tata Elxsi Ltd. (Software)	11,000	1,157,116
Tata Motors Ltd. (Automobiles)	232,000	2,174,501
Torrent Pharmaceuticals Ltd. (Pharmaceuticals)	73,000	2,022,564
Varun Beverages Ltd. (Beverages)	216,000	3,210,652
		38,566,269
Indonesia 3.1%
Aneka Tambang Tbk. (Metals & Mining)	4,400,000	487,238
Bank Central Asia Tbk. PT (Banks)	4,000,000	2,442,034
Bank Mandiri Persero Tbk. PT (Banks)	4,500,000	1,768,202
Merdeka Copper Gold Tbk. PT (Metals & Mining) (a)	5,000,000	876,794
Sumber Alfaria Trijaya Tbk. PT (Consumer Staples Distribution & Retail)	6,800,000	1,294,018
		6,868,286
Malaysia 0.8%
Press Metal Aluminium Holdings Bhd. (Metals & Mining)	1,580,000	1,653,928
Mexico 4.4%
America Movil SAB de CV (Wireless Telecommunication Services)	2,940,000	2,725,140
Cemex SAB de CV (Construction Materials) (a)	1,420,000	1,105,494
Gruma SAB de CV, Class B (Food Products)	108,000	1,978,866
Grupo Aeroportuario del Pacifico SAB de CV, Class B (Transportation Infrastructure)	40,000	698,263
Grupo Financiero Banorte SAB de CV, Class O (Banks)	324,000	3,258,126
		9,765,889
Poland 0.9%
Dino Polska SA (Consumer Staples Distribution & Retail) (a)(b)	17,000	1,990,444
Republic of Korea 13.7%
Coupang, Inc. (Broadline Retail) (a)	48,000	777,120
	Shares	Value

Republic of Korea (continued)
Daejoo Electronic Materials Co. Ltd. (Electronic Equipment, Instruments & Components) (a)	10,400	$ 693,508
DB Insurance Co. Ltd. (Insurance) (a)	42,000	2,724,133
HPSP Co. Ltd. (Semiconductors & Semiconductor Equipment) (a)	24,000	811,043
JYP Entertainment Corp. (Entertainment) (a)	16,000	1,253,390
KB Financial Group, Inc. (Banks)	87,000	3,638,806
LG Chem Ltd. (Chemicals) (a)	4,500	1,733,295
Samsung Biologics Co. Ltd. (Life Sciences Tools & Services) (a)(b)	2,500	1,473,651
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	142,000	8,636,428
Samsung Engineering Co. Ltd. (Construction & Engineering) (a)	106,000	2,377,587
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	55,000	6,005,185
		30,124,146
Russia 0.0% ‡
Magnit PJSC (Consumer Staples Distribution & Retail) (c)(d)	22,529	—
South Africa 4.6%
Capitec Bank Holdings Ltd. (Banks)	18,600	2,060,423
FirstRand Ltd. (Financial Services)	652,000	2,620,119
Gold Fields Ltd. (Metals & Mining)	180,000	2,733,383
Naspers Ltd., Class N (Broadline Retail)	16,400	2,804,384
		10,218,309
Taiwan 15.8%
Accton Technology Corp. (Communications Equipment)	164,000	2,794,741
Alchip Technologies Ltd. (Semiconductors & Semiconductor Equipment)	22,000	2,347,632
Chailease Holding Co. Ltd. (Financial Services)	330,000	2,075,235
CTBC Financial Holding Co. Ltd. (Banks)	3,080,000	2,845,115
Delta Electronics, Inc. (Electronic Equipment, Instruments & Components)	180,000	1,838,680
E Ink Holdings, Inc. (Electronic Equipment, Instruments & Components)	120,000	770,271
Quanta Computer, Inc. (Technology Hardware, Storage & Peripherals)	160,000	1,170,395
Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	72,000	1,106,140
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	972,000	18,780,926
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2023†^ (continued)
	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Voltronic Power Technology Corp. (Electrical Equipment)	18,000	$ 1,002,916
		34,732,051
Thailand 2.0%
Airports of Thailand PCL, NVDR (Transportation Infrastructure)	820,000	1,433,837
Bangkok Dusit Medical Services PCL, NVDR (Health Care Providers & Services)	820,000	666,667
Kasikornbank PCL, NVDR (Banks)	240,000	948,674
PTT PCL, NVDR (Oil, Gas & Consumable Fuels)	1,360,000	1,424,490
		4,473,668
Turkey 1.8%
BIM Birlesik Magazalar A/S (Consumer Staples Distribution & Retail)	232,000	2,367,729
Turkiye Garanti Bankasi A/S (Banks) (e)	760,000	1,504,848
		3,872,577
Total Common Stocks (Cost $204,969,139)		212,465,752
Preferred Stock 1.4%
Brazil 1.4%
Itau Unibanco Holding SA (Banks)	460,000	3,198,623
Total Preferred Stock (Cost $2,271,803)		3,198,623

	Number of Rights

Rights 0.0% ‡
Brazil 0.0% ‡
Localiza Rent a Car SA (Ground Transportation)
Expires 2/5/24 (a)	531	2,186
Total Rights (Cost $0)		2,186
Short-Term Investments 0.6%
Unaffiliated Investment Companies 0.6%
United States 0.6%
Dreyfus Treasury Obligations Cash Management Fund, 5.40% (f)(g)	3,600	3,600
	Number of Rights	Value

United States (continued)
Invesco Government & Agency Portfolio, 5.361% (f)(g)	1,218,202	$ 1,218,202
		1,221,802
Total Short-Term Investments (Cost $1,221,802)		1,221,802
Total Investments (Cost $208,462,744)	98.5%	216,888,363
Other Assets, Less Liabilities	1.5	3,342,681
Net Assets	100.0%	$ 220,231,044

†	Percentages indicated are based on Portfolio net assets.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Illiquid security—As of December 31, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $0, which represented less than one-tenth of a percent of the Portfolio’s net assets. (Unaudited)
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	All or a portion of this security was held on loan. As of December 31, 2023, the aggregate market value of securities on loan was $1,352,585; the total market value of collateral held by the Portfolio was $1,400,014. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $178,212. The Portfolio received cash collateral with a value of $1,221,802. (See Note 2(J))
(f)	Current yield as of December 31, 2023.
(g)	Represents a security purchased with cash collateral received for securities on loan.

Abbreviation(s):
ADR—American Depositary Receipt
NVDR—Non-Voting Depositary Receipt
PCL—Provision for Credit Losses

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Candriam Emerging Markets Equity Portfolio

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
Brazil	$ 3,289,066	$ 9,822,356	$ —	$ 13,111,422
Republic of Korea	777,120	29,347,026	—	30,124,146
Thailand	—	4,473,668	—	4,473,668
All Other Countries	164,756,516	—	—	164,756,516
Total Common Stocks	168,822,702	43,643,050	—	212,465,752
Preferred Stock	—	3,198,623	—	3,198,623
Rights	2,186	—	—	2,186
Short-Term Investments
Unaffiliated Investment Companies	1,221,802	—	—	1,221,802
Total Investments in Securities	$ 170,046,690	$ 46,841,673	$ —	$ 216,888,363

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2023†^ (continued)
The table below sets forth the diversification of the Portfolio’s investments by industry.
Industry Diversification
	Value	Percent
Automobiles	$ 7,672,501	3.5%
Banks	37,283,636	16.9
Beverages	5,928,308	2.7
Broadline Retail	16,635,589	7.6
Capital Markets	985,544	0.4
Chemicals	3,027,373	1.4
Communications Equipment	4,613,375	2.1
Construction & Engineering	2,377,587	1.1
Construction Materials	1,105,494	0.5
Consumer Finance	3,640,621	1.6
Consumer Staples Distribution & Retail	7,426,729	3.4
Electrical Equipment	5,848,766	2.7
Electronic Equipment, Instruments & Components	3,302,459	1.5
Energy Equipment & Services	1,268,323	0.6
Entertainment	3,017,980	1.4
Financial Services	4,695,354	2.1
Food Products	1,978,866	0.9
Gas Utilities	1,357,402	0.6
Ground Transportation	1,931,963	0.9
Health Care Providers & Services	2,981,254	1.3
Hotels, Restaurants & Leisure	2,097,714	0.9
Insurance	5,349,861	2.4
Interactive Media & Services	9,741,995	4.4
Life Sciences Tools & Services	1,473,651	0.7
Machinery	2,179,472	1.0
Metals & Mining	10,641,029	4.8
Oil, Gas & Consumable Fuels	8,656,509	3.9
Personal Care Products	1,023,755	0.5
Pharmaceuticals	2,022,564	0.9
Real Estate Management & Development	1,706,456	0.8
Semiconductors & Semiconductor Equipment	29,422,265	13.4
Software	4,101,933	1.9
Technology Hardware, Storage & Peripherals	10,899,629	4.9
Textiles, Apparel & Luxury Goods	543,254	0.2
Transportation Infrastructure	2,132,100	1.0
Wireless Telecommunication Services	6,595,250	3.0
	215,666,561	97.9
Short-Term Investments	1,221,802	0.6
Other Assets, Less Liabilities	3,342,681	1.5
Net Assets	$220,231,044	100.0%

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Candriam Emerging Markets Equity Portfolio

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in securities, at value (identified cost $208,462,744) including securities on loan of $1,352,585	$216,888,363
Cash	5,562,597
Cash denominated in foreign currencies (identified cost $168,346)	169,096
Receivables:
Dividends	316,613
Portfolio shares sold	8,743
Securities lending	3,687
Investment securities sold	379
Other assets	1,643
Total assets	222,951,121
Liabilities
Cash collateral received for securities on loan	1,221,802
Payables:
Foreign capital gains tax (See Note 2)	1,019,329
Manager (See Note 3)	181,678
Portfolio shares redeemed	109,696
Custodian	67,580
Professional fees	43,126
Investment securities purchased	30,372
Shareholder communication	26,501
NYLIFE Distributors (See Note 3)	13,626
Accrued expenses	6,367
Total liabilities	2,720,077
Net assets	$220,231,044
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 31,630
Additional paid-in-capital	272,071,566
272,103,196
Total distributable earnings (loss)	(51,872,152)
Net assets	$220,231,044
Initial Class
Net assets applicable to outstanding shares	$154,578,617
Shares of beneficial interest outstanding	22,223,195
Net asset value per share outstanding	$ 6.96
Service Class
Net assets applicable to outstanding shares	$ 65,652,427
Shares of beneficial interest outstanding	9,407,176
Net asset value per share outstanding	$ 6.98

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Dividends (net of foreign tax withholding of $503,347)	$ 4,882,649
Securities lending, net	9,103
Other	55,966
Total income	4,947,718
Expenses
Manager (See Note 3)	2,227,427
Distribution/Service—Service Class (See Note 3)	171,128
Custodian	162,666
Professional fees	126,972
Trustees	5,787
Miscellaneous	8,765
Total expenses before waiver/reimbursement	2,702,745
Reimbursement from prior custodian(a)	(10,272)
Net expenses	2,692,473
Net investment income (loss)	2,255,245
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions(b)	(14,207,289)
Foreign currency transactions	(229,122)
Net realized gain (loss)	(14,436,411)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments(c)	28,270,386
Translation of other assets and liabilities in foreign currencies	(79,740)
Net change in unrealized appreciation (depreciation)	28,190,646
Net realized and unrealized gain (loss)	13,754,235
Net increase (decrease) in net assets resulting from operations	$ 16,009,480

(a)	Represents a refund for overbilling of custody fees.
(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $152,030.
(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(570,082).
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Candriam Emerging Markets Equity Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,255,245	$ 3,076,160
Net realized gain (loss)	(14,436,411)	(44,773,229)
Net change in unrealized appreciation (depreciation)	28,190,646	(48,297,244)
Net increase (decrease) in net assets resulting from operations	16,009,480	(89,994,313)
Distributions to shareholders:
Initial Class	(2,643,644)	(25,368,728)
Service Class	(958,432)	(11,240,825)
Total distributions to shareholders	(3,602,076)	(36,609,553)
Capital share transactions:
Net proceeds from sales of shares	7,298,977	25,988,468
Net asset value of shares issued to shareholders in reinvestment of distributions	3,602,076	36,609,553
Cost of shares redeemed	(32,178,378)	(20,777,407)
Increase (decrease) in net assets derived from capital share transactions	(21,277,325)	41,820,614
Net increase (decrease) in net assets	(8,869,921)	(84,783,252)
Net Assets
Beginning of year	229,100,965	313,884,217
End of year	$220,231,044	$229,100,965
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 6.60	$ 11.16	$ 11.51	$ 9.46	$ 7.99
Net investment income (loss)	0.07	0.11	0.12(a)	0.07(a)	0.19(a)
Net realized and unrealized gain (loss)	0.41	(3.39)	(0.34)	2.30	1.41
Total from investment operations	0.48	(3.28)	(0.22)	2.37	1.60
Less distributions:
From net investment income	(0.12)	(0.09)	(0.13)	(0.32)	(0.13)
From net realized gain on investments	—	(1.19)	—	—	—
Total distributions	(0.12)	(1.28)	(0.13)	(0.32)	(0.13)
Net asset value at end of year	$ 6.96	$ 6.60	$ 11.16	$ 11.51	$ 9.46
Total investment return (b)	7.25%	(28.72)%	(2.00)%	25.71%	20.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.09%(c)	1.28%	1.02%	0.79%	2.18%
Net expenses (d)	1.13%(e)	1.16%	1.13%	1.18%	1.17%
Expenses (before waiver/reimbursement) (d)	1.14%	1.16%	1.14%	1.18%	1.17%
Portfolio turnover rate	52%	115%	63%	123%	121%
Net assets at end of year (in 000's)	$ 154,579	$ 158,187	$ 211,647	$ 257,933	$ 273,042

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.08%.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 1.14%.

	Year Ended December 31,
Service Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 6.62	$ 11.16	$ 11.52	$ 9.45	$ 7.98
Net investment income (loss)	0.06	0.09	0.09(a)	0.05(a)	0.17(a)
Net realized and unrealized gain (loss)	0.40	(3.39)	(0.35)	2.31	1.40
Total from investment operations	0.46	(3.30)	(0.26)	2.36	1.57
Less distributions:
From net investment income	(0.10)	(0.05)	(0.10)	(0.29)	(0.10)
From net realized gain on investments	—	(1.19)	—	—	—
Total distributions	(0.10)	(1.24)	(0.10)	(0.29)	(0.10)
Net asset value at end of year	$ 6.98	$ 6.62	$ 11.16	$ 11.52	$ 9.45
Total investment return (b)	6.98%	(28.89)%	(2.25)%	25.40%	19.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.84%(c)	1.03%	0.78%	0.57%	2.00%
Net expenses (d)	1.38%(e)	1.41%	1.38%	1.43%	1.42%
Expenses (before waiver/reimbursement) (d)	1.39%	1.41%	1.39%	1.43%	1.42%
Portfolio turnover rate	52%	115%	63%	123%	121%
Net assets at end of year (in 000's)	$ 65,652	$ 70,914	$ 102,237	$ 120,450	$ 127,042

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.83%.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 1.39%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Candriam Emerging Markets Equity Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Candriam Emerging Markets Equity Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

19

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value.
Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance

20	MainStay VP Candriam Emerging Markets Equity Portfolio

with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Portfolio's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Portfolio's procedures described above. The liquidity of the Portfolio's investments was determined as of December 31, 2023, and can change at any time.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
21

Notes to Financial Statements (continued)
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Sold Short.  During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of December 31, 2023, the Portfolio did not enter into any securities sold short.
(J) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The

22	MainStay VP Candriam Emerging Markets Equity Portfolio

Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(K) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed.
(L) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. For example, the Portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.
(M) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Candriam (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Candriam, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 1.00% up to $1 billion; and 0.975% in excess of $1 billion. During the year ended December 31, 2023, the effective management fee rate was 1.00% of the Portfolio's average daily net assets.
During the year ended December 31, 2023, New York Life Investments earned fees from the Portfolio in the amount of $2,227,427 and paid the Subadvisor fees in the amount of $1,113,713.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the
23

Notes to Financial Statements (continued)
calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$212,961,818	$25,363,595	$(21,437,050)	$3,926,545
As of December 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,787,586	$(56,481,526)	$—	$2,821,788	$(51,872,152)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
As of December 31, 2023, for federal income tax purposes, capital loss carryforwards of $56,481,526, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$49,693	$6,788
During the years ended December 31, 2023 and December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$3,602,076	$ 2,194,677
Long-Term Capital Gains	—	34,414,876
Total	$3,602,076	$36,609,553
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

24	MainStay VP Candriam Emerging Markets Equity Portfolio

Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2023, purchases and sales of securities, other than short-term securities, were $112,982 and $137,233, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2023 and December 31, 2022, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	728,793	$ 4,910,032
Shares issued to shareholders in reinvestment of distributions	399,245	2,643,644
Shares redeemed	(2,855,196)	(19,862,854)
Net increase (decrease)	(1,727,158)	$(12,309,178)
Year ended December 31, 2022:
Shares sold	1,945,628	$ 16,657,111
Shares issued to shareholders in reinvestment of distributions	4,039,028	25,368,728
Shares redeemed	(1,007,338)	(9,209,477)
Net increase (decrease)	4,977,318	$ 32,816,362

Service Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	351,247	$ 2,388,945
Shares issued to shareholders in reinvestment of distributions	144,184	958,432
Shares redeemed	(1,797,103)	(12,315,524)
Net increase (decrease)	(1,301,672)	$ (8,968,147)
Year ended December 31, 2022:
Shares sold	1,068,938	$ 9,331,357
Shares issued to shareholders in reinvestment of distributions	1,784,088	11,240,825
Shares redeemed	(1,305,553)	(11,567,930)
Net increase (decrease)	1,547,473	$ 9,004,252
Note 10–Other Matters
As of the date of this report, the Portfolio faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Portfolio's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP Candriam Emerging Markets Equity Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Candriam Emerging Markets Equity Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agents, and broker; when replies were not received from broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2024
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
26	MainStay VP Candriam Emerging Markets Equity Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Candriam Emerging Markets Equity Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Candriam with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Candriam in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and Candriam in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Candriam that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, Candriam personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements.  In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Candriam; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Candriam; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Candriam with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Candriam.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Candriam resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have invested in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Candriam
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by Candriam, evaluating the performance of Candriam, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of Candriam and ongoing analysis of, and interactions with, Candriam with respect to, among other things, the Portfolio’s investment performance and risks as well as Candriam’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Candriam provides to the Portfolio and considered the terms of each of the Advisory Agreements.  The Board evaluated Candriam’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and Candriam’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at Candriam.  The Board considered New York Life Investments’ and Candriam’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Candriam and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Portfolio.  The Board also considered Candriam’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Portfolio.  In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Candriam regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

28	MainStay VP Candriam Emerging Markets Equity Portfolio

Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between representatives of Candriam and the members of the Board’s Investment Committee, which generally occur on an annual basis.  In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one-, three-, five- and ten-year periods ended July 31, 2023.  The Board considered its discussions with representatives from New York Life Investments and Candriam regarding the Portfolio’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and Candriam
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates, including Candriam, due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  Because Candriam is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and Candriam in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Candriam, and profitability of New York Life Investments and its affiliates, including Candriam due to their relationships with the Portfolio, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including Candriam’s, continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio.  The Board also considered the financial resources of New York Life Investments and Candriam and acknowledged that New York Life Investments and Candriam must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Candriam to continue to provide high-quality services to the Portfolio.  The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including Candriam, due to their relationships with the Portfolio, including reputational and other indirect benefits.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio.  In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts.  The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor, and insurance companies affiliated with New York Life Investments would be
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
entitled to receive fees from the Portfolio under a distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including Candriam, due to their relationships with the Portfolio were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including Candriam, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to Candriam is paid by New York Life Investments, not the Portfolio.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and Candriam on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Portfolio, if any.  The Board considered the contractual management fee schedule for the Portfolio as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses.  The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Portfolio and whether the Portfolio’s management fee and expense structure permits any economies of scale to be appropriately shared with the Portfolio’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio.  The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Portfolio’s shareholders through the Portfolio’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

30	MainStay VP Candriam Emerging Markets Equity Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
31

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay VP Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay Funds: Trustee since 2023 (11 Funds)
MainStay Funds Trust: Trustee since 2023 (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
32	MainStay VP Candriam Emerging Markets Equity Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay VP Funds Trust: Chair since 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC since 1990	81	MainStay Funds: Chair since January 2017 and Trustee since 2007 (11 Funds); MainStay Funds Trust: Chair since January 2017 and Trustee since 1990 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay Funds: Trustee since 2006 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
34	MainStay VP Candriam Emerging Markets Equity Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015 to 2016); Managing Director, Product Development (from 2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
35

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP Natural Resources Portfolio
MainStay VP PineStone International Equity Portfolio1
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio2
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
PineStone Asset Management Inc.
Montreal, Québec
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to August 28, 2023, the Portfolio's name was MainStay VP MacKay International Equity Portfolio.
2.	Effective on or about May 1, 2024, the MainStay VP MacKay Government Portfolio will be renamed the MainStay VP U.S. Infrastructure Bond Portfolio.
Not part of the Annual Report

2023 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2024 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015935	MSVPEME11-02/24
(NYLIAC) NI516

MainStay VP IQ Hedge Multi-Strategy Portfolio

Message from the President and Annual Report
December 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit our website.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Against a backdrop of easing inflationary pressures and continued economic growth, stocks and bonds generally gained ground during the 12-month period ended December 31, 2023, despite high levels of volatility and sharp disparities between the performance of the different market sectors.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation, interest rate, and economic growth trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 6.4% in January, and 3.4% in December 2023. At the same time, the Fed increased the benchmark federal funds rate from 4.25%–4.50% at the beginning of reporting period, to 5.25%–5.50% as of the end of 2023. Despite the increasing cost of capital and tighter lending environment that resulted from rising rates, economic growth remained surprisingly robust, bolstered by high levels of consumer spending, low levels of unemployment and better-than-expected corporate earnings. With the pace of rate increases slowing from the prior year, investors began hoping for an early shift to a looser monetary policy, with stock prices and bond yields reacting as economic data and statements from the Fed either reinforced or undercut those hopes. Following months of hawkish rhetoric, the Fed finally reversed its stance in December 2023, signaling a positive economic outlook with little chance of a recession and a likelihood of rate cuts in 2024.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced strong gains during the reporting period-– recovering all its losses from 2022 and approached new record territory. A preponderance of the Index’s gains were generated by a relatively small number of mega-cap stocks in the information technology, communication services and consumer discretionary sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened during the closing weeks of the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced generally positive returns, bolstered by attractive and relatively stable yields. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield. Corporate bond prices trended moderately higher, generally outperforming government securities. After years of low yields and tight credit spreads, the corporate sector benefited from more attractive valuations and income opportunities. Among corporates, markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. International bond markets produced mixed returns, with emerging-markets issues advancing over their developed-markets counterparts.
The market volatility of recent years reminds us of the constant need for experienced and steadfast portfolio management in the face of uncertainty. New York Life Investments remains dedicated to providing you, as a valued MainStay VP investor, with the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	5/1/2013	10.26%	2.78%	-1.46%	1.18%
Service Class Shares	5/1/2013	9.98	2.53	-1.67	1.43

1.	Effective November 30, 2018, the Portfolio’s predecessor fund, MainStay VP Absolute Return Multi-Strategy Portfolio (the “VP ARMS Portfolio”), was reorganized into the Portfolio. The Portfolio assumed the VP ARMS Portfolio’s historical performance and accounting information. Therefore, the performance information prior to November 30, 2018, shown in this report is that of the VP ARMS Portfolio, which had a different investment objective and different principal investment strategies and subadvisors. Past performance may have been different if the Portfolio’s current subadvisor, investment objective or principal investment strategies had been in place during the periods.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

5

Benchmark Performance*	One Year	Five Years	Ten Years
S&P Balanced Equity and Bond Conservative Index[1]	9.22%	4.15%	4.34%
Barclay Hedge Fund Index[2]	9.28	6.33	4.50
Barclay Fund of Funds Index[3]	5.85	4.03	2.31
IQ Hedge Multi-Strategy Index[4]	10.80	3.50	2.63
Morningstar Multistrategy Category Average[5]	6.24	4.13	2.25

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Portfolio has selected the S&P Balanced Equity and Bond Conservative Index as its primary benchmark. The S&P Balanced Equity and Bond-Conservative Index consists of a position in S&P 500 Total Return Index (25%) and a position in the S&P U.S. Treasury Bond 7-10 Year Index (75%).
2.	The Portfolio has selected the Barclay Hedge Fund Index as an additional benchmark. The Barclay Hedge Fund Index is a measure of the average return of all hedge funds (excepting Funds of Funds) in the Barclay database. The index is simply the arithmetic average of the net returns of all the funds that have reported that month.
3.	The Portfolio has selected the Barclay Fund of Funds Index as its secondary benchmark. The Barclay Fund of Funds Index is a measure of the average return of all reporting funds in the Barclay database.
4.	The IQ Hedge Multi-Strategy Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using various hedge fund investment styles, including long/short equity, global macro, market neutral, event-driven, fixed income arbitrage and emerging markets.
5.	The Morningstar Multistrategy Category Average is representative of funds that have a majority of their assets exposed to alternative strategies. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
6	MainStay VP IQ Hedge Multi-Strategy Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP IQ Hedge Multi-Strategy Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,050.30	$3.62	$1,021.68	$3.57	0.70%
Service Class Shares	$1,000.00	$1,049.00	$4.91	$1,020.42	$4.84	0.95%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of December 31, 2023 (Unaudited)
Bank Loan Funds	23.4%
Floating Rate—Investment Grade Funds	23.2
Unaffiliated Investment Companies (a)	17.1
Convertible Bond Funds	12.7
Emerging Small Cap Equity Fund	11.2
Derivative Income Funds	9.2
U.S. Large Cap Core Funds	7.7
Affiliated Investment Company	5.7
International Small Cap Equity Fund	3.2
Merger Arbitrage Fund	1.1%
Emerging Equity Fund	0.6
Volatility	0.6
Broad Fund	0.6
U.S. Small Cap Core Funds	0.5
Private Equity Replication Fund	0.4
Other Assets, Less Liabilities	–17.2
100.0%
(a)	Represents a security purchased with cash collateral received for securities on loan.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2023 (excluding short-term investments) (Unaudited)
1.	iShares Floating Rate Bond ETF
2.	Invesco Senior Loan ETF
3.	SPDR Blackstone Senior Loan ETF
4.	SPDR S&P Emerging Markets Small-Cap ETF
5.	SPDR Bloomberg Convertible Securities ETF
6.	SPDR Bloomberg Investment Grade Floating Rate ETF
7.	JPMorgan Equity Premium Income ETF
8.	IQ Merger Arbitrage ETF
9.	JPMorgan Nasdaq Equity Premium Income ETF
10.	Financial Select Sector SPDR Fund

8	MainStay VP IQ Hedge Multi-Strategy Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Francis Ok and Greg Barrato of IndexIQ Advisors LLC, the Portfolio’s Subadvisor.
How did MainStay VP IQ Hedge Multi-Strategy Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2023?
For the 12 months ended December 31, 2023, MainStay VP IQ Hedge Multi-Strategy Portfolio returned 10.26% for Initial Class shares and 9.98% for Service Class shares. Over the same period, both share classes outperformed the 9.22% return for the S& P Balanced Equity and Bond Conservative Index, which is the Portfolio’s primary benchmark, and the 9.28% return for the Barclay Hedge Fund Index, which is the Portfolio’s secondary benchmark. For the same period, both share classes outperformed the 5.85% return for the Barclay Fund of Funds Index, which is an additional benchmark for the Portfolio. For the 12 months ended December 31, 2023, both share classes underperformed the 10.80% return of the IQ Hedge Multi-Strategy Index (the “Underlying Index”) and outperformed the 6.24% return of the Morningstar Multistrategy Category Average.1
Were there any changes to the Portfolio during the reporting period?
At a meeting held on March 6–7, 2023, the Board of Trustees of MainStay VP Funds Trust considered and approved, among other related proposals: (i) modifying the Portfolio’s investment objective; and (ii) modifying the Portfolio’s principal investment strategies. See the Supplement dated May 1, 2023, for additional information.
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
Several major events drove market activity during the reporting period. The most significant of these included the trajectory of inflation, the U.S. Federal Reserve’s (the “Fed”) rate decisions and forward guidance by the Fed, a U.S. regional banking crisis, significant advances in generative artificial intelligence (“AI”), the market dominance of the so-called ‘Magnificent 7’ group of companies leading developments in AI, oil market interventions by the OPEC group of oil-exporting nations and sharpening geopolitical tensions and conflicts in Ukraine and the Middle East. The Portfolio’s diversified approach, with low correlation to traditional risk assets, helped soften the impact of these market-shaping events and provided a more stable return stream.
Investment markets underwent a seismic shift during the reporting period, as prevailing narratives and market sentiment started and ended the year at opposite extremes. The consensus at the beginning of 2023 that a recession was imminent gave way to the broad belief that interest rate tightening by the Fed was likely to produce a soft landing, in which inflation would come under control without a significant economic downturn. Several key factors underpinned this bearish to bullish swing. Inflation trends and Fed policy decisions wielded an outsized influence over the markets and catalyzed sharp volatility in equity prices and fixed-income yields.
At the outset of the reporting period, rising interest rates and hawkish Fed guidance sparked recession concerns and market jitters. Restrictive rates produced chilling effects, demonstrated by several bouts of volatility, most notably related to the U.S. regional banking crisis in March and April. However, by the end of the reporting period, the prevailing risk attitude shifted, as economic growth remained solid. Cooling inflation, labor market resilience, unexpected consumer strength, continued normalization from pandemic-induced economic disruptions and ongoing growth helped catalyze a reconsideration of the Fed’s economic outlook and a pause in its tightening campaign. By the end of the reporting period, belief that the Fed could pilot the economy to a soft-landing had gained widespread acceptance. With this attitude change, stocks soared to a banner year, ending the reporting period at or near record highs.
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio outperformed the Index primarily due to asset allocation. Throughout the reporting period, the Portfolio held significantly overweight exposure to fixed-income securities and significantly underweight exposure to equities, with out-of-Index positions in alternatives, commodities, currencies, volatility and real estate. Out-of-Index positions in selected alternatives, commodities and currencies made positive contributions to the Portfolio’s relative returns, while out-of-Index exposures to real estate and volatility detracted. (Contributions take weightings and total returns into account.) Within equities, underweight exposure detracted from relative performance, as did the Portfolio’s diversified allocations across geographic regions, sectors and investment factors, in contrast to the Index’s singular allocation to large-cap core U.S. equities, which were bolstered by the surging performance of AI-related U.S. mega-cap stocks. Within fixed-income,2 the Portfolio outperformed due to a relatively short duration profile and floating rate exposure. In the prevailing environment of rising interest rates and stable growth, exposure to floating rate investment-grade debt, bank loans, convertibles,

1.	See "Investment and Performance Comparison" for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
9

short-duration Treasury and corporate investment-grade debt enhanced relative returns.
During the reporting period, how did the Portfolio’s performance correlate with traditional equity and fixed-income indices?
The Portfolio maintained a higher correlation to traditional equity indices and a lower correlation to investment-grade fixed-income indices. The Portfolio’s correlation to the S&P 500® Index3 was 79.5%. The Portfolio’s correlation to the Bloomberg U.S. Aggregate Bond Index4 was 38.8%.
During the reporting period, how did the Portfolio’s volatility compare to that of traditional fixed-income indices?
During the reporting period, the annualized daily volatility of the Portfolio was 6.83%, compared to a volatility of 7.10% for the Bloomberg U.S. Aggregate Bond Index.
How did you allocate the Portfolio’s assets during the reporting period and why?
The Portfolio seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta”5 portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) over longer term periods and not on a daily basis. It does not seek to replicate the “alpha”6 portion of the return characteristics of the overall hedge fund universe.
Portfolio allocations are all rules-driven and made in accordance with the Underlying Index methodology. Prior to a methodology change that occurred on June 6, 2023, the Portfolio allocated its assets across six underlying hedge fund investment styles: emerging markets, market neutral, long/short equity, event-driven, fixed-income arbitrage, and global macro. Pursuant to the new index methodology, the Portfolio's allocations span hedge fund investment styles including, but not limited to, equity, fixed-income, emerging market, sector, specialized, and alternative strategies.
Prior to the methodology change, the Portfolio’s allocations to the six underlying hedge fund investments styles were relatively range-bound. The Portfolio’s allocation to its event-driven investment style remained at its maximum weight of 33.33%. The Portfolio’s allocation to its long/short investment style ranged from 6.97% to 10.52%. The Portfolio’s allocation to the fixed-income arbitrage investment style ranged from 14.39% to 20.39%. The Portfolio maintained a short allocation to its market-neutral investment style with weights ranging from −16.67% to −6.96%. The Portfolio’s allocation to its emerging-markets investment style ranged from 18.10% to 23.56%. The Portfolio’s allocation to its global macro investment style ranged from 28.87% to its maximum weight of 33.33%
As of the end of the reporting period (and inclusive of the methodology change), the Portfolio’s allocations were 62.13% to fixed-income, 20.55% to equity, 16.04% to alternatives, 0.62% to commodities, 0.65% to volatility and 0% to real estate and currency.
3.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage passthroughs), asset-backed securities and commercial mortgage-backed securities.
5.	Beta is a measure of historical volatility relative to an appropriate index (benchmark) based on its investment objective. A beta greater than 1.00 indicates volatility greater than the benchmark’s.
6.	Alpha measures a fund’s risk-adjusted performance and is expressed as an annualized percentage.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP IQ Hedge Multi-Strategy Portfolio

Portfolio of Investments December 31, 2023†^
	Shares	Value
Exchange-Traded Funds 97.8%
Alternative 15.3%
Affiliated Investment Company 4.6%
IQ Merger Arbitrage ETF (a)	387,129	$ 12,159,721
Derivative Income Funds 9.2%
JPMorgan Equity Premium Income ETF	228,368	12,555,672
JPMorgan Nasdaq Equity Premium Income ETF (a)	230,190	11,493,387
		24,049,059
Merger Arbitrage Fund 1.1%
AltShares Merger Arbitrage ETF (b)	112,412	3,007,021
Private Equity Replication Fund 0.4%
Invesco Global Listed Private Equity ETF	15,184	944,445
Total Alternative (Cost $38,987,290)		40,160,246
Bonds 59.3%
Bank Loan Funds 23.4%
Invesco Senior Loan ETF (a)	1,510,379	31,989,827
SPDR Blackstone Senior Loan ETF (a)	702,243	29,445,049
		61,434,876
Convertible Bond Funds 12.7%
iShares Convertible Bond ETF	100,458	7,894,994
SPDR Bloomberg Convertible Securities ETF	351,909	25,390,235
		33,285,229
Floating Rate—Investment Grade Funds 23.2%
iShares Floating Rate Bond ETF (a)	904,619	45,791,814
SPDR Bloomberg Investment Grade Floating Rate ETF	491,896	15,047,098
		60,838,912
Total Bonds (Cost $152,606,397)		155,559,017
Equities 23.2%
Emerging Equity Fund 0.6%
iShares MSCI India ETF	31,586	1,541,713
Emerging Small Cap Equity Fund 11.2%
SPDR S&P Emerging Markets Small-Cap ETF (a)	520,776	29,403,013
	Shares	Value

International Small Cap Equity Fund 3.2%
Schwab International Small-Cap Equity ETF (a)	238,140	$ 8,308,704
U.S. Large Cap Core Funds 7.7%
Energy Select Sector SPDR Fund	1,993	167,093
Financial Select Sector SPDR Fund	301,772	11,346,627
Materials Select Sector SPDR Fund (a)	40,317	3,448,716
Vanguard Energy ETF	315	36,943
Vanguard Financials ETF	33,824	3,120,602
Vanguard Materials ETF (a)	10,629	2,018,873
		20,138,854
U.S. Small Cap Core Funds 0.5%
iShares Core S&P Small-Cap ETF	7,187	777,993
Schwab U.S. Small-Cap ETF (a)	3,342	157,876
Vanguard Small-Cap ETF (a)	2,348	500,899
		1,436,768
Total Equities (Cost $55,262,622)		60,829,052
Total Exchange-Traded Funds (Cost $246,856,309)		256,548,315
Exchange-Traded Note 0.6%
Volatility 0.6%
Volatility 0.6%
iPath S&P 500 VIX Short-Term Futures ETN (a)(b)	105,543	1,638,027
Total Exchange-Traded Note (Cost $3,034,286)		1,638,027
Exchange-Traded Vehicle 0.6%
Commodity 0.6%
Broad Fund 0.6%
iShares GSCI Commodity Dynamic Roll Strategy ETF (a)	61,922	1,552,385
Total Exchange-Traded Vehicle (Cost $1,608,424)		1,552,385

Short-Term Investments 18.2%
Affiliated Investment Company 1.1%
MainStay U.S. Government Liquidity Fund, 5.23% (c)	2,889,285	2,889,285
Unaffiliated Investment Companies 17.1%
BlackRock Liquidity FedFund, 5.37% (c)(d)	18,000,000	18,000,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2023†^ (continued)
	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Companies (continued)
Fidelity Government Portfolio, 5.36% (c)(d)	10,000,000	$ 10,000,000
Goldman Sachs Financial Square Government Fund, 5.35% (c)(d)	3,000,000	3,000,000
Invesco Government & Agency Portfolio, 5.36% (c)(d)	753,088	753,088
State Street Institutional U.S. Government Money Market Fund, 5.38% (c)(d)	8,000,000	8,000,000
Wells Fargo Government Money Market Fund, 5.36% (c)(d)	5,000,000	5,000,000
Total Unaffiliated Investment Companies (Cost $44,753,088)		44,753,088
Total Short-Term Investments (Cost $47,642,373)		47,642,373
Total Investments (Cost $299,141,392)	117.2%	307,381,100
Other Assets, Less Liabilities	(17.2)	(45,211,153)
Net Assets	100.0%	$ 262,169,947

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	All or a portion of this security was held on loan. As of December 31, 2023, the aggregate market value of securities on loan was $44,684,449; the total market value of collateral held by the Portfolio was $45,859,837. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $1,106,749. The Portfolio received cash collateral with a value of $44,753,088. (See Note 2(I))
(b)	Non-income producing security.
(c)	Current yield as of December 31, 2023.
(d)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP IQ Hedge Multi-Strategy Portfolio

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ Merger Arbitrage ETF	$ —	$ 13,093	$ (1,058)	$ 10	$ 115	$ 12,160	$ 147	$ —	387
IQ Ultra Short Duration ETF	9,690	732	(10,428)	(116)	122	—	151	—	—
MainStay U.S. Government Liquidity Fund	67	37,615	(34,793)	—	—	2,889	36	—	2,889
	$9,757	$ 51,440	$ (46,279)	$(106)	$ 237	$ 15,049	$ 334	$ —
Swap Contracts
Open OTC total return equity swap contracts as of December 31, 2023 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Bank of America Merrill Lynch	AltShares Merger Arbitrage ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Monthly	51	$ —
Morgan Stanley & Co.	AltShares Merger Arbitrage ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	51	—
Bank of America Merrill Lynch	Energy Select Sector SPDR Fund	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Monthly	3	—
Morgan Stanley & Co.	Energy Select Sector SPDR Fund	Federal Fund Rate plus 0.50%	9/16/24	Monthly	3	—
Bank of America Merrill Lynch	Financial Select Sector SPDR Fund	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Monthly	211	—
Morgan Stanley & Co.	Financial Select Sector SPDR Fund	Federal Fund Rate plus 0.50%	9/16/24	Monthly	211	—
Bank of America Merrill Lynch	Invesco Global Listed Private Equity ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Monthly	17	—
Morgan Stanley & Co.	Invesco Global Listed Private Equity ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	17	—
Bank of America Merrill Lynch	Invesco Senior Loan ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Monthly	595	—
Morgan Stanley & Co.	Invesco Senior Loan ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	595	—
Bank of America Merrill Lynch	iPath S&P 500 VIX Short-Term Futures ETN	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Monthly	29	—
Morgan Stanley & Co.	iPath S&P 500 VIX Short-Term Futures ETN	Federal Fund Rate plus 0.50%	9/16/24	Monthly	28	—
Bank of America Merrill Lynch	IQ Merger Arbitrage ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Monthly	226	—
Morgan Stanley & Co.	IQ Merger Arbitrage ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	226	—
Bank of America Merrill Lynch	iShares Convertible Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Monthly	147	—
Morgan Stanley & Co.	iShares Convertible Bond ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	147	—
Bank of America Merrill Lynch	iShares Core S&P Mid-Cap ETF	Federal Funds Composite Interest Rate	9/4/24	Monthly	(2,797)	—
Morgan Stanley & Co.	iShares Core S&P Mid-Cap ETF	Federal Fund Rate minus 0.35%	9/16/24	Monthly	(2,797)	—
Bank of America Merrill Lynch	iShares Core S&P Small-Cap ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Monthly	14	—
Morgan Stanley & Co.	iShares Core S&P Small-Cap ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	14	—
Bank of America Merrill Lynch	iShares Floating Rate Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Monthly	852	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2023†^ (continued)
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Morgan Stanley & Co.	iShares Floating Rate Bond ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	852	$ —
Bank of America Merrill Lynch	iShares GSCI Commodity Dynamic Roll Strategy ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Monthly	26	—
Morgan Stanley & Co.	iShares GSCI Commodity Dynamic Roll Strategy ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	27	—
Bank of America Merrill Lynch	iShares MSCI India ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Monthly	26	—
Morgan Stanley & Co.	iShares MSCI India ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	26	—
Bank of America Merrill Lynch	JPMorgan Equity Premium Income ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Monthly	234	—
Morgan Stanley & Co.	JPMorgan Equity Premium Income ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	234	—
Bank of America Merrill Lynch	JPMorgan Nasdaq Equity Premium Income ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Monthly	214	—
Morgan Stanley & Co.	JPMorgan Nasdaq Equity Premium Income ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	214	—
Bank of America Merrill Lynch	Materials Select Sector SPDR Fund	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Monthly	64	—
Morgan Stanley & Co.	Materials Select Sector SPDR Fund	Federal Fund Rate plus 0.50%	9/16/24	Monthly	64	—
Bank of America Merrill Lynch	Schwab International Small-Cap Equity ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Monthly	155	—
Morgan Stanley & Co.	Schwab International Small-Cap Equity ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	155	—
Bank of America Merrill Lynch	Schwab U.S. Small-Cap ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Monthly	3	—
Morgan Stanley & Co.	Schwab U.S. Small-Cap ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	3	—
Bank of America Merrill Lynch	SPDR Blackstone Senior Loan ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Monthly	548	—
Morgan Stanley & Co.	SPDR Blackstone Senior Loan ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	548	—
Bank of America Merrill Lynch	SPDR Bloomberg Convertible Securities ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Monthly	472	—
Morgan Stanley & Co.	SPDR Bloomberg Convertible Securities ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	472	—
Bank of America Merrill Lynch	SPDR Bloomberg Investment Grade Floating Rate ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Monthly	280	—
Morgan Stanley & Co.	SPDR Bloomberg Investment Grade Floating Rate ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	280	—
Bank of America Merrill Lynch	SPDR S&P Emerging Markets Small-Cap ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Monthly	547	—
Morgan Stanley & Co.	SPDR S&P Emerging Markets Small-Cap ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	547	—
Bank of America Merrill Lynch	Vanguard Energy ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Monthly	1	—
Morgan Stanley & Co.	Vanguard Energy ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	1	—
Bank of America Merrill Lynch	Vanguard Financials ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Monthly	53	—
Morgan Stanley & Co.	Vanguard Financials ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	53	—
Bank of America Merrill Lynch	Vanguard Materials ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Monthly	35	—
Morgan Stanley & Co.	Vanguard Materials ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	35	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP IQ Hedge Multi-Strategy Portfolio

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Bank of America Merrill Lynch	Vanguard Mid-Cap ETF	Federal Funds Composite Interest Rate	9/4/24	Monthly	(2,068)	$ —
Morgan Stanley & Co.	Vanguard Mid-Cap ETF	Federal Fund Rate minus 0.68%	9/16/24	Monthly	(2,068)	—
Bank of America Merrill Lynch	Vanguard Small-Cap ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Monthly	9	—
Morgan Stanley & Co.	Vanguard Small-Cap ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	9	—
						$ —

1.	As of December 31, 2023, cash in the amount $88,893 was pledged to brokers for OTC swap contracts.
2.	Portfolio pays or receives the floating rate and receives or pays the total return of the referenced entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of December 31, 2023.

Abbreviation(s):
ETF—Exchange-Traded Fund
ETN—Exchange-Traded Note
GSCI—Goldman Sachs Commodity Index
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
VIX—CBOE Volatility Index
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Exchange-Traded Funds	$ 256,548,315	$ —	$ —	$ 256,548,315
Exchange-Traded Note	1,638,027	—	—	1,638,027
Exchange-Traded Vehicle	1,552,385	—	—	1,552,385
Short-Term Investments
Affiliated Investment Company	2,889,285	—	—	2,889,285
Unaffiliated Investment Companies	44,753,088	—	—	44,753,088
Total Short-Term Investments	47,642,373	—	—	47,642,373
Total Investments in Securities	$ 307,381,100	$ —	$ —	$ 307,381,100

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $284,207,364) including securities on loan of $44,684,449	$292,332,094
Investment in affiliated investment companies, at value (identified cost $14,934,028)	15,049,006
Cash denominated in foreign currencies (identified cost $4,598)	4,666
Cash collateral on deposit at broker for swap contracts	88,893
Receivables:
Dividends	370,523
Portfolio shares sold	56,714
Securities lending	43,900
Other assets	1,840
Total assets	307,947,636
Liabilities
Cash collateral received for securities on loan	44,753,088
Payables:
Dividends and interest on OTC swaps contracts	514,102
Portfolio shares redeemed	239,586
Manager (See Note 3)	142,684
NYLIFE Distributors (See Note 3)	52,828
Custodian	31,167
Professional fees	22,928
Shareholder communication	13,184
Accrued expenses	8,122
Total liabilities	45,777,689
Net assets	$262,169,947
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 31,123
Additional paid-in-capital	332,279,037
332,310,160
Total distributable earnings (loss)	(70,140,213)
Net assets	$262,169,947
Initial Class
Net assets applicable to outstanding shares	$ 11,879,742
Shares of beneficial interest outstanding	1,409,675
Net asset value per share outstanding	$ 8.43
Service Class
Net assets applicable to outstanding shares	$250,290,205
Shares of beneficial interest outstanding	29,713,303
Net asset value per share outstanding	$ 8.42

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP IQ Hedge Multi-Strategy Portfolio

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Dividends-unaffiliated	$11,704,596
Securities lending, net	822,177
Dividends-affiliated	333,802
Total income	12,860,575
Expenses
Manager (See Note 3)	2,061,715
Distribution/Service—Service Class (See Note 3)	657,839
Professional fees	68,732
Custodian	64,519
Trustees	7,240
Miscellaneous	5,783
Total expenses before waiver/reimbursement	2,865,828
Expense waiver/reimbursement from Manager (See Note 3)	(283,457)
Reimbursement from prior custodian(a)	(85,488)
Net expenses	2,496,883
Net investment income (loss)	10,363,692
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(2,120,537)
Affiliated investment company transactions	(106,165)
Swap transactions	(1,006,017)
Foreign currency transactions	(2,667)
Net realized gain (loss)	(3,235,386)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	18,558,755
Affiliated investments	237,349
Translation of other assets and liabilities in foreign currencies	5,176
Net change in unrealized appreciation (depreciation)	18,801,280
Net realized and unrealized gain (loss)	15,565,894
Net increase (decrease) in net assets resulting from operations	$25,929,586

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 10,363,692	$ 5,845,226
Net realized gain (loss)	(3,235,386)	(28,946,491)
Net change in unrealized appreciation (depreciation)	18,801,280	(8,397,896)
Net increase (decrease) in net assets resulting from operations	25,929,586	(31,499,161)
Distributions to shareholders:
Initial Class	(588,271)	(245,307)
Service Class	(11,163,374)	(4,860,946)
Total distributions to shareholders	(11,751,645)	(5,106,253)
Capital share transactions:
Net proceeds from sales of shares	9,065,487	7,315,445
Net asset value of shares issued to shareholders in reinvestment of distributions	11,751,645	5,106,253
Cost of shares redeemed	(58,900,317)	(63,501,869)
Increase (decrease) in net assets derived from capital share transactions	(38,083,185)	(51,080,171)
Net increase (decrease) in net assets	(23,905,244)	(87,685,585)
Net Assets
Beginning of year	286,075,191	373,760,776
End of year	$262,169,947	$286,075,191
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP IQ Hedge Multi-Strategy Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.04	$ 8.97	$ 9.02	$ 8.74	$ 8.22
Net investment income (loss) (a)	0.34	0.18	0.09	0.14	0.20
Net realized and unrealized gain (loss)	0.49	(0.94)	(0.14)	0.33	0.49
Total from investment operations	0.83	(0.76)	(0.05)	0.47	0.69
Less distributions:
From net investment income	(0.44)	(0.17)	—	(0.16)	(0.16)
Return of capital	—	—	—	(0.03)	(0.01)
Total distributions	(0.44)	(0.17)	—	(0.19)	(0.17)
Net asset value at end of year	$ 8.43	$ 8.04	$ 8.97	$ 9.02	$ 8.74
Total investment return (b)	10.26%	(8.48)%	(0.55)%(c)	5.38%	8.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.02%(d)	2.12%	0.97%	1.56%	2.36%
Net expenses (e)	0.67%(f)	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement) (e)	0.80%	0.81%	0.83%	1.00%	1.20%
Portfolio turnover rate	107%	139%	126%	179%	151%
Net assets at end of year (in 000's)	$ 11,880	$ 12,070	$ 13,499	$ 12,044	$ 10,749

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 3.99%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 0.70%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Service Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.01	$ 8.94	$ 9.01	$ 8.73	$ 8.18
Net investment income (loss) (a)	0.31	0.15	0.06	0.11	0.18
Net realized and unrealized gain (loss)	0.49	(0.94)	(0.13)	0.34	0.49
Total from investment operations	0.80	(0.79)	(0.07)	0.45	0.67
Less distributions:
From net investment income	(0.39)	(0.14)	—	(0.14)	(0.12)
Return of capital	—	—	—	(0.03)	(0.00)‡
Total distributions	(0.39)	(0.14)	—	(0.17)	(0.12)
Net asset value at end of year	$ 8.42	$ 8.01	$ 8.94	$ 9.01	$ 8.73
Total investment return (b)	9.98%	(8.70)%	(0.78)%(c)	5.14%	8.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.76%(d)	1.82%	0.65%	1.29%	2.09%
Net expenses (e)	0.92%(f)	0.95%	0.95%	0.95%	0.95%
Expenses (before waiver/reimbursement) (e)	1.05%	1.06%	1.09%	1.25%	1.45%
Portfolio turnover rate	107%	139%	126%	179%	151%
Net assets at end of year (in 000's)	$ 250,290	$ 274,005	$ 360,262	$ 371,833	$ 389,101

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 3.73%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 0.95%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP IQ Hedge Multi-Strategy Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP IQ Hedge Multi-Strategy Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 2013
Service Class	May 1, 2013
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek investment returns that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Hedge Multi-Strategy Index. The IQ Hedge Multi-Strategy Index seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using the following hedge fund investment styles: long/short equity; global macro; market neutral; event-driven; fixed-income arbitrage; and emerging markets.
The Portfolio is a “fund of funds” that seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”), other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange-traded commodity pools (“ETVs”), and exchange-traded notes (“ETNs”) (such ETFs, ETVs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”), but may also invest in one or more financial instruments, including but not limited to, futures contracts, reverse repurchase agreements, options, and swap agreements (collectively, “Financial Instruments”) in order to seek to achieve exposure to investment strategies and/or asset classes that are similar to those of the IQ Hedge Multi-Strategy Index.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain

21

Notes to Financial Statements (continued)
securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.

22	MainStay VP IQ Hedge Multi-Strategy Portfolio

Exchange-traded funds  (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.
Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts and the underlying funds held by the Portfolio may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in ETPs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETPs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETPs and
23

Notes to Financial Statements (continued)
mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
In addition, the Portfolio bears a pro rata share of the fees and expenses of the ETPs in which it invests. Because the ETPs have varied expense and fee levels and the Portfolio may own different proportions of the ETPs at different times, the amount of fees and expenses incurred indirectly by the Portfolio may vary.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Swap Contracts. The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio's current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, leverage, liquidity, operational, counterparty and legal/documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions, among other risks.
Equity Swaps (Total Return Swaps). Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Portfolio enters into a “long” equity swap, the counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Portfolio will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Portfolio's return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Portfolio on the notional amount. Alternatively, when the Portfolio enters into a “short” equity swap, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Portfolio sold a particular referenced security or securities short, less the dividend expense that the Portfolio would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Portfolio will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.
Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity

24	MainStay VP IQ Hedge Multi-Strategy Portfolio

swaps is normally limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Portfolio's current obligations. The Portfolio and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.
Equity swaps are derivatives and their value can be very volatile. The Portfolio may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or the Subadvisor do not accurately analyze and predict future market trends, the values or assets or economic factors, the Portfolio may suffer a loss, which may be substantial.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(J) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net
25

Notes to Financial Statements (continued)
payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio utilizes a range of derivative instruments for a variety of different purposes. Total return swaps (“TRS”) are one form of derivative that is used. In some cases, TRS contracts are entered into so as to affect long and short exposure to individual securities or indices within a particular strategy. In other cases, TRS are used to gain exposure to the strategy itself, which may also use derivatives. For example, a TRS contract is used to generate the return available from a customized index comprised of a diversified basket of exchange-traded futures. Other examples of derivative positions into which the Portfolio may enter include interest rate swaps, credit default swaps and option contracts. These instruments are frequently used to obtain a desired return at a lower cost to the Portfolio than is available when investing directly in the underlying instrument or to hedge against credit and interest rate risks. The Portfolio may also enter into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Transactions	$(1,006,017)	$(1,006,017)
Total Net Realized Gain (Loss)	$(1,006,017)	$(1,006,017)

Average Notional Amount	Total
Swap Contracts Long	$ 17,659,202
Swap Contracts Short	$(17,680,448)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. IndexIQ Advisors LLC (“IndexIQ Advisors” or “Subadvisor”), a registered investment adviser and an affiliate of New York Life Investments, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and IndexIQ Advisors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Portfolio's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.70% and 0.95%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended December 31, 2023, New York Life Investments earned fees from the Portfolio in the amount of $2,061,715 and waived

26	MainStay VP IQ Hedge Multi-Strategy Portfolio

fees and/or reimbursed expenses in the amount of $283,457 and paid the Subadvisor fees in the amount of $889,234.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$303,027,930	$5,860,745	$(1,513,018)	$4,347,727
As of December 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(74,495,096)	$—	$4,354,883	$(70,140,213)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to deferral of specified late year ordinary losses of $968,185.
As of December 31, 2023, for federal income tax purposes, capital loss carryforwards of $73,521,468, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$57,771	$15,750
During the years ended December 31, 2023 and December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$11,751,645	$5,106,253
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily SOFR + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
27

Notes to Financial Statements (continued)
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2023, purchases and sales of securities, other than short-term securities, were $293,966 and $336,197, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2023 and December 31, 2022, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	92,848	$ 783,651
Shares issued to shareholders in reinvestment of distributions	69,798	588,271
Shares redeemed	(253,924)	(2,101,275)
Net increase (decrease)	(91,278)	$ (729,353)
Year ended December 31, 2022:
Shares sold	56,268	$ 474,155
Shares issued to shareholders in reinvestment of distributions	30,435	245,307
Shares redeemed	(90,997)	(758,670)
Net increase (decrease)	(4,294)	$ (39,208)

Service Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	986,872	$ 8,281,836
Shares issued to shareholders in reinvestment of distributions	1,325,351	11,163,374
Shares redeemed	(6,786,433)	(56,799,042)
Net increase (decrease)	(4,474,210)	$(37,353,832)
Year ended December 31, 2022:
Shares sold	820,504	$ 6,841,290
Shares issued to shareholders in reinvestment of distributions	605,130	4,860,946
Shares redeemed	(7,550,160)	(62,743,199)
Net increase (decrease)	(6,124,526)	$(51,040,963)
Note 10–Other Matters
As of the date of this report, the Portfolio faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Portfolio's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay VP IQ Hedge Multi-Strategy Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP IQ Hedge Multi-Strategy Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP IQ Hedge Multi-Strategy Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2024
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP IQ Hedge Multi-Strategy Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and IndexIQ Advisors LLC (“IndexIQ”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and IndexIQ in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and IndexIQ in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or IndexIQ that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, IndexIQ personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements.  In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and IndexIQ; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and IndexIQ; (iii) the costs of the services provided, and profits realized, by New York Life Investments and IndexIQ with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

30	MainStay VP IQ Hedge Multi-Strategy Portfolio

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and IndexIQ.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and IndexIQ resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have invested in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and IndexIQ
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by IndexIQ, evaluating the performance of IndexIQ, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of IndexIQ and ongoing analysis of, and interactions with, IndexIQ with respect to, among other things, the Portfolio’s investment performance and risks as well as IndexIQ’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that IndexIQ provides to the Portfolio and considered the terms of each of the Advisory Agreements.  The Board evaluated IndexIQ’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and IndexIQ’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at IndexIQ.  The Board considered New York Life Investments’ and IndexIQ’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and IndexIQ and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Portfolio.  The Board also considered IndexIQ’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Portfolio.  In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and IndexIQ regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks.  The Board
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between representatives of IndexIQ and the members of the Board’s Investment Committee, which generally occur on an annual basis.    In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the three- and five-year periods ended July 31, 2023, and performed favorably compared to its peer funds for the one-year period ended July 31, 2023.  The Board considered its discussions with representatives from New York Life Investments and IndexIQ regarding the Portfolio’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and IndexIQ
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates, including IndexIQ, due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  Because IndexIQ is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and IndexIQ in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and IndexIQ, and profitability of New York Life Investments and its affiliates, including IndexIQ due to their relationships with the
Portfolio, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including IndexIQ’s, continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio.  The Board also considered the financial resources of New York Life Investments and IndexIQ and acknowledged that New York Life Investments and IndexIQ must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and IndexIQ to continue to provide high-quality services to the Portfolio.  The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including IndexIQ, due to their relationships with the Portfolio, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to IndexIQ from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to IndexIQ in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio.  In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts.  The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor, and

32	MainStay VP IQ Hedge Multi-Strategy Portfolio

insurance companies affiliated with New York Life Investments would be entitled to receive fees from the Portfolio under a distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including IndexIQ, due to their relationships with the Portfolio were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including IndexIQ, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to IndexIQ is paid by New York Life Investments, not the Portfolio.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and IndexIQ on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Portfolio, if any.  The Board considered the contractual management fee schedule for the Portfolio as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients.  Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses.  The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Because the Portfolio invests primarily in ETFs, the Board also considered information provided by New York Life Investments regarding the fees and expenses associated with the Portfolio’s investments in ETFs, including New York Life Investments’ finding that the Portfolio’s fees and expenses do not duplicate the fees and expenses of the corresponding acquired ETF (when required by Rule 12d1-4 under the 1940 Act).
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Portfolio and whether the Portfolio’s management fee and expense structure permits any economies of scale to be appropriately shared with the Portfolio’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio.  The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Portfolio’s shareholders through the Portfolio’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
33

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
34

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay VP Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay Funds: Trustee since 2023 (11 Funds)
MainStay Funds Trust: Trustee since 2023 (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay VP Funds Trust: Chair since 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC since 1990	81	MainStay Funds: Chair since January 2017 and Trustee since 2007 (11 Funds); MainStay Funds Trust: Chair since January 2017 and Trustee since 1990 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
36	MainStay VP IQ Hedge Multi-Strategy Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay Funds: Trustee since 2006 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
37

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015 to 2016); Managing Director, Product Development (from 2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
38	MainStay VP IQ Hedge Multi-Strategy Portfolio

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP Natural Resources Portfolio
MainStay VP PineStone International Equity Portfolio1
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio2
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
PineStone Asset Management Inc.
Montreal, Québec
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to August 28, 2023, the Portfolio's name was MainStay VP MacKay International Equity Portfolio.
2.	Effective on or about May 1, 2024, the MainStay VP MacKay Government Portfolio will be renamed the MainStay VP U.S. Infrastructure Bond Portfolio.
Not part of the Annual Report

2023 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2024 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015925	MSVPARM11-02/24
(NYLIAC) NI506

MainStay VP Balanced Portfolio

Message from the President and Annual Report
December 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit our website.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Against a backdrop of easing inflationary pressures and continued economic growth, stocks and bonds generally gained ground during the 12-month period ended December 31, 2023, despite high levels of volatility and sharp disparities between the performance of the different market sectors.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation, interest rate, and economic growth trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 6.4% in January, and 3.4% in December 2023. At the same time, the Fed increased the benchmark federal funds rate from 4.25%–4.50% at the beginning of reporting period, to 5.25%–5.50% as of the end of 2023. Despite the increasing cost of capital and tighter lending environment that resulted from rising rates, economic growth remained surprisingly robust, bolstered by high levels of consumer spending, low levels of unemployment and better-than-expected corporate earnings. With the pace of rate increases slowing from the prior year, investors began hoping for an early shift to a looser monetary policy, with stock prices and bond yields reacting as economic data and statements from the Fed either reinforced or undercut those hopes. Following months of hawkish rhetoric, the Fed finally reversed its stance in December 2023, signaling a positive economic outlook with little chance of a recession and a likelihood of rate cuts in 2024.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced strong gains during the reporting period-– recovering all its losses from 2022 and approached new record territory. A preponderance of the Index’s gains were generated by a relatively small number of mega-cap stocks in the information technology, communication services and consumer discretionary sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened during the closing weeks of the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced generally positive returns, bolstered by attractive and relatively stable yields. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield. Corporate bond prices trended moderately higher, generally outperforming government securities. After years of low yields and tight credit spreads, the corporate sector benefited from more attractive valuations and income opportunities. Among corporates, markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. International bond markets produced mixed returns, with emerging-markets issues advancing over their developed-markets counterparts.
The market volatility of recent years reminds us of the constant need for experienced and steadfast portfolio management in the face of uncertainty. New York Life Investments remains dedicated to providing you, as a valued MainStay VP investor, with the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date[1,2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Initial Class Shares	5/2/2005	7.55%	8.42%	6.16%	0.71%
Service Class Shares	5/2/2005	7.28	8.15	5.90	0.96

1.	The Portfolio’s equity subadvisor changed effective January 1, 2018, due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC. The past performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisor for the equity portion of the Portfolio.
2.	Effective May 1, 2021, the Portfolio replaced the subadvisor to the equity portion of the Portfolio and modified the equity portion of the Portfolio's principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies for the equity portion of the Portfolio.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 1000® Value Index[1]	11.46%	10.91%	8.40%
Bloomberg U.S. Intermediate Government/Credit Bond Index[2]	5.24	1.59	1.72
Balanced Composite Index[3]	9.13	7.51	5.97
Morningstar Moderate Allocation Category Average[4]	13.78	8.16	6.07

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Portfolio has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.
2.	The Portfolio has selected the Bloomberg U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. treasuries, government related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.
3.	The Portfolio has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell 1000® Value Index and the Bloomberg U.S. Intermediate Government/Credit Bond Index weighted 60%/40%, respectively.
4.	The Morningstar Moderate Allocation Category Average is representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These moderate strategies seek to balance preservation of capital with appreciation. They typically expect volatility similar to a strategic equity exposure between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay VP Balanced Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Balanced Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,056.70	$3.58	$1,021.73	$3.52	0.69%
Service Class Shares	$1,000.00	$1,055.30	$4.87	$1,020.47	$4.79	0.94%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of December 31, 2023 (Unaudited)
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2023 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 2.50%-5.00%, due 5/15/24–11/15/33
2.	iShares Intermediate Government/Credit Bond ETF
3.	JPMorgan Chase & Co.
4.	iShares Russell 1000 Value ETF
5.	Vanguard Russell 1000 Value
6.	Johnson & Johnson
7.	Merck & Co., Inc.
8.	Cisco Systems, Inc.
9.	PNC Financial Services Group, Inc.
10.	Morgan Stanley

8	MainStay VP Balanced Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Portfolio’s Manager; Kenneth Sommer and Matthew Downs of NYL Investors LLC, the Portfolio’s fixed-income Subadvisor; and Adam H. Illfelder, CFA, of Wellington Management Company LLP (“Wellington”), the Portfolio’s equity Subadvisor.
How did MainStay VP Balanced Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2023?
For the 12 months ended December 31, 2023, MainStay VP Balanced Portfolio returned 7.55% for Initial Class shares and 7.28% for Service Class shares. Over the same period, both share classes underperformed the 11.46% return of the Russell 1000® Value Index, which is the Portfolio’s primary benchmark, and outperformed the 5.24% return of the Bloomberg U.S. Intermediate Government/Credit Bond Index, which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2023, both share classes underperformed the 9.13% return of the Balanced Composite Index, which is an additional benchmark of the Portfolio, and the 13.78% return of the Morningstar Moderate Allocation Category Average.1
Were there any changes to the Portfolio during the reporting period?
Effective June 30, 2023, AJ Rzad was removed as a portfolio manager of the Portfolio. Please see the supplement dated March 3, 2023, for more information.
What factors affected the relative performance of the equity portion of the Portfolio during the reporting period?
The equity portion of the Portfolio underperformed the Russell 1000® Value Index primarily due to security selection, driven by weak selection in the industrials, information technology and utilities sectors.
Which market segments were the strongest positive contributors to relative performance in the equity portion of the Portfolio, and which market segments detracted the most?
The energy sector made the strongest contribution to relative returns, due to positive stock selection and overweight sector exposure. (Contributions take weightings and total returns into account.) Financials and real estate were top positive contributors as well, as a result of strong security selection in both sectors. Conversely, the industrials sector detracted most from the Portfolio’s performance relative to the Russell 1000® Value Index, driven by unfavorable security selection and underweight sector exposure. Communication services and information technology also notably detracted from relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The strongest positive contributors to the absolute performance of the equity portion of the Portfolio included holdings in technology conglomerate Alphabet, financial services company JPMorgan Chase and alternative investor manager Ares Management. Alphabet shares rose as consecutive quarterly earnings beat expectations. Revenue growth in the company’s cloud computing unit, stabilizing advertising demand, potential upside driven by artificial intelligence (“AI”) and cost management all contributed to the positive market sentiment. JPMorgan Chase shares gained ground as the company reported consecutive quarterly earnings beats, driven by healthy consumer spending, strong growth in loans and high interest rates. Shares of Ares Management climbed based on the company’s strong fundraising momentum and new capital commitments, as well as easing inflation.
The most significant detractors included pharmaceutical company Pfizer, utility and power generation company AES, and U.S.-based aerospace and defense conglomerate RTX (formerly known as Raytheon Technologies). Pfizer shares declined after the company reported mixed results for their obesity and diabetes drugs study. Soft demand for COVID-19 related products put further pressure on the company's shares. AES shares fell as utilities stocks were pressured by elevated interest rates. RTX shares lost ground after the company disclosed a manufacturing defect in some of its popular jet airliner engines, which led management to trim cash flow guidance for the year. We eliminated the Portfolio’s positions in AES and RTX.
Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?
Notable purchases during the reporting period included new positions in pharmaceutical company Johnson & Johnson and shipping and supply-chain management company United Parcel Services (“UPS”). The Portfolio initiated a position in Johnson & Johnson as we gained conviction in the three- to five-year growth outlook for the company’s pharmaceutical business, coupled with a positive, albeit modestly lower, growth rate in the medical technology segment. We also believed that Johnson & Johnson’s spinoff of Kenvue, the company’s former consumer health care

1.	See "Investment and Performance Comparison" for more information on benchmark and peer group returns.
9

division, improves the growth profile of the remaining company. Meanwhile, management’s focus on settling the issue of talc liability could remove the overhang on the stock, supporting a rerate higher. The Portfolio initiated a position in UPS, reflecting our belief that the prevailing valuation overly discounted near-term earnings uncertainty. Once UPS digests year-one of its new union contracts and recoups the related market share loss over 2024, the company can use labor efficiency gains and potential network redesign to drive strong incremental margins in its domestic package business and realize earnings upside over the medium term.
Notable sales included eliminating the Portfolio’s position in U.S.-based pharmaceutical company Eli Lilly and Alphabet, described above, as both companies’ valuations moved to premium levels. We redeployed the capital where we saw more attractive risk/reward tradeoffs.
How did sector weightings in the equity portion of the Portfolio change during the reporting period?
The most notable increases in sector exposures relative to the Russell 1000® Value Index were to health care and financials. Notable reductions in relative sector exposure included information technology and industrials.
How was the equity portion of the Portfolio positioned at the end of the reporting period?
As of December 31, 2023, the equity portion of the Portfolio held its most overweight positions relative to the Russell 1000® Value Index in the health care, financials and information technology sectors. As of the same date, the Portfolio’s most significantly underweight equity positions were in materials, consumer staples and industrials.
What factors affected the relative performance of the fixed-income portion of the Portfolio during the reporting period?
The fixed-income portion of the Portfolio held overweight positions relative to the Bloomberg U.S. Intermediate Government/Credit Bond Index in asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) throughout the reporting period. To facilitate these overweight positions, the Portfolio maintained an underweight position in the U.S. Treasury and government agency sectors.
The best performing sector during the reporting period was corporates. Within the corporate sector, overweight positioning in the banking, communications and electric subcomponents had the most positive impact on performance relative to the Index. Overweight positioning in the ABS sector was also accretive to relative performance. Within the floating-rate subcomponent of the ABS sector, overweight positions in AAA and AA collateralized loan obligations (CLO) were accretive to performance.2 Within the fixed-rate subcomponent of the ABS sector, specialty finance was the primary driver of outperformance.
The U.S. Treasury sector was the worst performing sector relative to the Index during the reporting period. Underweight positioning in the non-corporate sector, led by the taxable munis and sovereign subsectors, also detracted from relative performance.
During the reporting period, how was the performance of the fixed-income portion of the Portfolio materially affected by investments in derivatives?
The use of derivatives in the fixed income portion of the Portfolio was limited to interest rate derivatives used to keep the duration3 of the Portfolio in line with our target. These interest rate derivatives had a negative impact on performance during the reporting period.
What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?
During the reporting period, the fixed-income portion of the Portfolio maintained a duration relatively close to that of the Bloomberg U.S. Intermediate Government/Credit Bond Index. On two occasions, the duration of the Portfolio differed significantly from that of the Index. During the first half of the reporting period, the Portfolio held a shorter duration than the Index in the 2-year part of the yield curve4, while simultaneously holding a longer duration than the Index in the 10-year part of the curve. This strategy had a slightly negative impact on performance. In the second half of the reporting period, the Portfolio held a longer duration in the 5-year part of the curve relative to the Index. This strategy also had a negative impact on performance. As of
2.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
10	MainStay VP Balanced Portfolio

December 31, 2023, the effective duration of the Portfolio was 3.83 years compared to a duration of 3.81 years for the Index.
During the reporting period, which market segments made the strongest positive contributions to the absolute performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?
The corporate sector made the strongest contribution to the absolute performance of the fixed-income portion of the Portfolio. (Contributions take weightings and total returns into account.) Within the sector, the financial subcomponent was the most accretive to absolute performance. The second largest contributor to absolute performance was the U.S. Treasury sector. Within the ABS sector, the Portfolio’s allocation to AAA and AA CLOs was also accretive to absolute performance.
The mortgage-backed securities (“MBS”) sector was the worst performing sector during the reporting period, followed by CMBS and government agencies.
Within the interest rate complex, the Portfolio’s yield curve positioning was accretive to absolute performance, while the Portfolio’s duration positioning detracted.
Among individual issues, those producing the strongest absolute performance during the reporting period were issued by Bank of America, PG&E, Citigroup, UBS Group and Wells Fargo. The bonds with the weakest absolute performance were issued by Alexandria Real Estate Equities, ING Groep, Swedbank, National Australia Bank and Nissan Motor.
Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?
The largest purchases made by the fixed-income portion of the Portfolio during the reporting period included bonds issued by financial institutions Barclays, U.S. Bancorp, Bank of America, Credit Suisse (New York branch) and PNC Financial Services Group.
The Portfolio’s most significant sales during the same period were bonds issued by software firm Oracle, midstream oil & gas company ONEOK, consumer electronic company Apple, financial company Nordea Bank, and electric utility Virginia Electric and Power.
During the reporting period, how did sector weightings change in the fixed-income portion of the Portfolio?
We increased the fixed-income portion of the Portfolio’s exposure to AAA CLOs during the first quarter of the reporting period, based on our expectation that the U.S. Federal Reserve would continue raising interest rates, and due to the floating-rate nature of the securities. In addition, the option-adjusted spread5 (“OAS”) being offered on AAA CLOs was close to the highest level in two years.
During the second quarter of 2023, we increased the Portfolio’s corporate credit allocation, as fallout from the regional banking crisis put upward pressure on credit spreads,6 ultimately offering more relative value opportunities across the sector. The increase in credit exposure was primarily focused within the financial sector.
In the middle of the reporting period, we increased the Portfolio’s allocation to AAA non-agency mortgages, seeing value versus competing 2–3–year duration assets, with OAS close to 200 basis points over matched-duration U.S. Treasury securities. (A basis point is one one-hundredth of a percentage point.)
We decreased the Portfolio’s corporate credit allocation in the third quarter of 2023, as fears surrounding negative impacts from the regional banking crisis in March subsided, resulting in tighter corporate credit spreads. The decrease in credit exposure was primarily focused within the financial sector.
How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?
As of December 31, 2023, the fixed-income portion of the Portfolio held overweight exposure relative to the Bloomberg U.S. Intermediate Government/Credit Bond Index in corporates, ABS, CMBS and MBS. The largest overweight allocation among spread assets was to the ABS sector. As of the same date, the Portfolio held relatively underweight positions in the U.S. Treasury and government agency sectors.
5.	An option-adjusted spread is the measurement of the spread of a fixed-income security rate and the risk-free rate of return, which is then adjusted to take into account an embedded option.
6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
11

Portfolio of Investments December 31, 2023†^
	Principal Amount	Value
Long-Term Bonds 33.3%
Asset-Backed Securities 1.1%
Other Asset-Backed Securities 1.1%
Apidos CLO XXX
Series XXXA, Class A2
7.257% (3 Month SOFR + 1.862%), due 10/18/31 (a)(b)	$ 650,000	$ 648,200
ARES XXXVIII CLO Ltd.
Series 2015-38A, Class BR
7.077% (3 Month SOFR + 1.662%), due 4/20/30 (a)(b)	400,000	396,898
Ballyrock CLO 23 Ltd.
Series 2023-23A, Class A1
7.358% (3 Month SOFR + 1.98%), due 4/25/36 (a)(b)	600,000	603,288
Benefit Street Partners CLO XXX Ltd.
Series 2023-30A, Class A
7.478% (3 Month SOFR + 2.10%), due 4/25/36 (a)(b)	600,000	603,019
Carlyle Global Market Strategies CLO Ltd.
Series 2013-3A, Class A2R
7.055% (3 Month SOFR + 1.662%), due 10/15/30 (a)(b)	800,000	791,519
Palmer Square CLO Ltd.
Series 2015-2A, Class A2R2
7.227% (3 Month SOFR + 1.812%), due 7/20/30 (a)(b)	750,000	749,950
Store Master Funding I-VII XIV XIX XX
Series 2021-1A, Class A1
2.12%, due 6/20/51 (a)	240,703	203,404
Total Asset-Backed Securities (Cost $4,036,651)		3,996,278
Corporate Bonds 12.7%
Aerospace & Defense 0.1%
Boeing Co. (The)
5.15%, due 5/1/30	230,000	234,142
5.805%, due 5/1/50	95,000	98,377
HEICO Corp.
5.35%, due 8/1/33	170,000	174,039
		506,558
Auto Manufacturers 0.4%
Ford Motor Co.
3.25%, due 2/12/32	175,000	145,548
Ford Motor Credit Co. LLC
4.542%, due 8/1/26	355,000	343,750
	Principal Amount	Value

Auto Manufacturers (continued)
General Motors Financial Co., Inc.
6.05%, due 10/10/25	$ 505,000	$ 510,749
Hyundai Capital America
5.68%, due 6/26/28 (a)	460,000	468,860
		1,468,907
Auto Parts & Equipment 0.1%
Aptiv plc
3.25%, due 3/1/32	260,000	229,683
Banks 5.1%
ABN AMRO Bank NV
6.339% (1 Year Treasury Constant Maturity Rate + 1.65%), due 9/18/27 (a)(b)	315,000	321,874
Bank of America Corp. (c)
1.734%, due 7/22/27	845,000	774,148
1.922%, due 10/24/31	205,000	166,429
2.087%, due 6/14/29	675,000	594,890
5.202%, due 4/25/29	530,000	533,279
Bank of New York Mellon Corp. (The)
6.474%, due 10/25/34 (c)	140,000	155,076
Barclays plc
5.829%, due 5/9/27 (c)	780,000	786,975
7.385% (1 Year Treasury Constant Maturity Rate + 3.30%), due 11/2/28 (b)	325,000	347,317
Citigroup, Inc. (c)
2.014%, due 1/25/26	733,000	704,349
5.61%, due 9/29/26	885,000	891,447
6.174%, due 5/25/34	325,000	336,302
Citizens Bank NA
6.064%, due 10/24/25 (c)	320,000	312,182
Credit Suisse AG
7.95%, due 1/9/25	805,000	822,727
Danske Bank A/S
6.466% (1 Year Treasury Constant Maturity Rate + 2.10%), due 1/9/26 (a)(b)	690,000	694,892
Deutsche Bank AG
7.079%, due 2/10/34 (c)	210,000	215,953
Fifth Third Bancorp
6.361%, due 10/27/28 (c)	315,000	326,842
Goldman Sachs Group, Inc. (The)
5.70%, due 11/1/24	710,000	711,693
HSBC Holdings plc (c)
6.547%, due 6/20/34	260,000	271,736
7.39%, due 11/3/28	395,000	423,257

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Balanced Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Huntington National Bank (The)
5.65%, due 1/10/30	$ 455,000	$ 458,830
JPMorgan Chase & Co. (c)
1.578%, due 4/22/27	790,000	729,031
4.565%, due 6/14/30	440,000	430,567
5.546%, due 12/15/25	595,000	595,379
Mitsubishi UFJ Financial Group, Inc.
5.406% (1 Year Treasury Constant Maturity Rate + 1.97%), due 4/19/34 (b)(d)	200,000	207,129
Morgan Stanley (c)
4.679%, due 7/17/26	1,150,000	1,138,963
5.123%, due 2/1/29	120,000	120,546
6.296%, due 10/18/28	140,000	146,655
Morgan Stanley Bank NA
4.754%, due 4/21/26	340,000	339,771
National Securities Clearing Corp.
5.00%, due 5/30/28 (a)	300,000	305,620
PNC Financial Services Group, Inc. (The) (c)
5.812%, due 6/12/26	330,000	331,980
6.615%, due 10/20/27	430,000	446,048
6.875%, due 10/20/34	320,000	355,244
Royal Bank of Canada
5.66%, due 10/25/24 (d)	625,000	626,430
Truist Financial Corp.
5.122%, due 1/26/34 (c)	130,000	125,879
U.S. Bancorp (c)
4.653%, due 2/1/29 (d)	290,000	285,432
5.775%, due 6/12/29	395,000	405,805
6.787%, due 10/26/27	305,000	318,440
UBS Group AG (a)
6.327% (1 Year Treasury Constant Maturity Rate + 1.60%), due 12/22/27 (b)	440,000	453,484
6.442%, due 8/11/28 (c)	440,000	456,939
Wells Fargo & Co. (c)
5.389%, due 4/24/34	340,000	341,477
6.303%, due 10/23/29	495,000	521,691
		18,532,708
Beverages 0.1%
Constellation Brands, Inc.
4.90%, due 5/1/33	270,000	271,629
Keurig Dr Pepper, Inc.
4.05%, due 4/15/32	90,000	86,606
		358,235
	Principal Amount	Value

Biotechnology 0.3%
Amgen, Inc.
4.05%, due 8/18/29	$ 500,000	$ 489,500
5.15%, due 3/2/28	250,000	255,938
5.25%, due 3/2/30	165,000	169,619
		915,057
Chemicals 0.3%
Celanese US Holdings LLC
6.33%, due 7/15/29	335,000	351,171
6.55%, due 11/15/30	185,000	195,569
RPM International, Inc.
2.95%, due 1/15/32	450,000	379,217
		925,957
Commercial Services 0.1%
Global Payments, Inc.
2.15%, due 1/15/27	325,000	299,194
Computers 0.0% ‡
Dell International LLC
5.75%, due 2/1/33 (d)	120,000	126,420
Diversified Financial Services 0.7%
Air Lease Corp.
0.70%, due 2/15/24	550,000	546,581
American Express Co.
6.489%, due 10/30/31 (c)	305,000	330,762
Ares Management Corp.
6.375%, due 11/10/28	335,000	351,169
Blackstone Holdings Finance Co. LLC
5.90%, due 11/3/27 (a)(d)	500,000	518,747
Charles Schwab Corp. (The)
6.196%, due 11/17/29 (c)	370,000	388,000
Intercontinental Exchange, Inc.
4.35%, due 6/15/29	590,000	588,090
		2,723,349
Electric 1.5%
AEP Texas, Inc.
4.70%, due 5/15/32	45,000	43,946
American Electric Power Co., Inc.
5.625%, due 3/1/33	175,000	182,313
Appalachian Power Co.
Series BB
4.50%, due 8/1/32	35,000	33,689
Arizona Public Service Co.
5.55%, due 8/1/33	330,000	340,974
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Commonwealth Edison Co.
3.10%, due 11/1/24	$ 250,000	$ 245,470
Duke Energy Carolinas LLC
4.95%, due 1/15/33	170,000	173,148
Duke Energy Corp.
2.45%, due 6/1/30	195,000	169,997
4.50%, due 8/15/32	130,000	125,834
Duke Energy Ohio, Inc.
5.25%, due 4/1/33	60,000	61,812
Enel Finance America LLC
7.10%, due 10/14/27 (a)	200,000	213,422
Entergy Arkansas LLC
5.15%, due 1/15/33	180,000	183,499
Florida Power & Light Co.
5.05%, due 4/1/28	520,000	531,521
Georgia Power Co.
4.65%, due 5/16/28	605,000	609,625
National Rural Utilities Cooperative Finance Corp.
5.05%, due 9/15/28	260,000	266,747
NextEra Energy Capital Holdings, Inc.
6.051%, due 3/1/25	230,000	232,048
Pacific Gas and Electric Co.
5.45%, due 6/15/27	320,000	322,578
6.10%, due 1/15/29	190,000	196,612
6.15%, due 1/15/33	365,000	378,310
6.40%, due 6/15/33	90,000	94,700
PECO Energy Co.
4.90%, due 6/15/33	245,000	249,074
Southern California Edison Co.
5.30%, due 3/1/28	310,000	318,164
5.95%, due 11/1/32	145,000	155,777
Southern Co. (The)
5.15%, due 10/6/25	190,000	190,406
5.70%, due 10/15/32	90,000	94,481
		5,414,147
Entertainment 0.1%
Warnermedia Holdings, Inc.
4.054%, due 3/15/29	192,000	182,168
Environmental Control 0.1%
Waste Connections, Inc.
2.60%, due 2/1/30	380,000	340,924
	Principal Amount	Value

Food 0.0% ‡
Kraft Heinz Foods Co.
3.75%, due 4/1/30	$ 105,000	$ 100,321
Gas 0.1%
CenterPoint Energy Resources Corp.
1.75%, due 10/1/30 (d)	420,000	348,717
Southwest Gas Corp.
5.45%, due 3/23/28	180,000	183,984
		532,701
Healthcare-Products 0.1%
Baxter International, Inc.
3.95%, due 4/1/30	480,000	454,613
Healthcare-Services 0.1%
HCA, Inc.
3.625%, due 3/15/32	420,000	375,553
Insurance 0.2%
Corebridge Financial, Inc.
3.85%, due 4/5/29	275,000	259,133
RGA Global Funding
6.00%, due 11/21/28 (a)	555,000	575,431
		834,564
Internet 0.2%
Amazon.com, Inc.
2.10%, due 5/12/31	355,000	306,120
Meta Platforms, Inc.
3.85%, due 8/15/32	365,000	347,166
		653,286
Investment Companies 0.1%
Blackstone Private Credit Fund
7.05%, due 9/29/25	350,000	356,188
Media 0.2%
Charter Communications Operating LLC
2.80%, due 4/1/31	165,000	139,171
Paramount Global
4.20%, due 5/19/32	490,000	437,327
		576,498
Miscellaneous—Manufacturing 0.0% ‡
3M Co.
3.05%, due 4/15/30	169,000	152,323

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Balanced Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas 0.1%
Phillips 66 Co.
3.15%, due 12/15/29	$ 455,000	$ 416,221
Pharmaceuticals 0.2%
AbbVie, Inc.
2.95%, due 11/21/26 (d)	190,000	182,191
CVS Health Corp.
3.75%, due 4/1/30	140,000	131,698
5.30%, due 6/1/33	55,000	56,442
Merck & Co., Inc.
2.15%, due 12/10/31	385,000	328,693
Pfizer Investment Enterprises Pte. Ltd.
4.75%, due 5/19/33	175,000	175,393
		874,417
Pipelines 0.4%
Columbia Pipelines Operating Co. LLC
5.927%, due 8/15/30 (a)	215,000	222,313
Energy Transfer LP
3.75%, due 5/15/30	150,000	139,294
5.75%, due 2/15/33	165,000	170,111
Enterprise Products Operating LLC
5.35%, due 1/31/33	350,000	366,297
MPLX LP
4.95%, due 9/1/32	82,000	80,236
Targa Resources Partners LP
5.50%, due 3/1/30	595,000	594,893
		1,573,144
Real Estate Investment Trusts 0.4%
American Tower Corp.
2.10%, due 6/15/30	515,000	431,988
CubeSmart LP
2.25%, due 12/15/28 (d)	290,000	256,073
Simon Property Group LP
1.75%, due 2/1/28	375,000	336,982
Sun Communities Operating LP
2.70%, due 7/15/31 (d)	345,000	287,472
		1,312,515
Retail 0.3%
AutoZone, Inc.
5.20%, due 8/1/33	330,000	335,868
Home Depot, Inc. (The)
1.875%, due 9/15/31	310,000	259,345
Lowe's Cos., Inc.
4.80%, due 4/1/26	245,000	245,157
	Principal Amount	Value

Retail (continued)
Lowe's Cos., Inc. (continued)
5.00%, due 4/15/33	$ 170,000	$ 173,617
5.15%, due 7/1/33	85,000	87,334
		1,101,321
Semiconductors 0.4%
Broadcom, Inc.
2.45%, due 2/15/31 (a)	315,000	269,345
Intel Corp.
5.125%, due 2/10/30	235,000	243,715
5.20%, due 2/10/33	170,000	177,595
Micron Technology, Inc.
5.375%, due 4/15/28	310,000	315,457
5.875%, due 9/15/33	170,000	176,814
QUALCOMM, Inc.
2.15%, due 5/20/30	410,000	361,214
		1,544,140
Software 0.2%
Microsoft Corp.
2.525%, due 6/1/50	180,000	122,881
Oracle Corp.
4.50%, due 5/6/28	180,000	179,978
4.90%, due 2/6/33	225,000	223,976
6.15%, due 11/9/29	160,000	172,121
		698,956
Telecommunications 0.6%
AT&T, Inc.
4.35%, due 3/1/29 (d)	775,000	764,854
5.40%, due 2/15/34	40,000	41,253
T-Mobile USA, Inc.
2.625%, due 4/15/26 (d)	545,000	518,369
2.625%, due 2/15/29	130,000	117,036
5.75%, due 1/15/34 (d)	320,000	339,406
Verizon Communications, Inc.
2.10%, due 3/22/28	300,000	271,381
3.376%, due 2/15/25	6,000	5,887
4.016%, due 12/3/29	2,000	1,934
		2,060,120
Transportation 0.1%
Norfolk Southern Corp.
3.00%, due 3/15/32	200,000	177,826
Union Pacific Corp.
2.80%, due 2/14/32 (d)	200,000	177,432
United Parcel Service, Inc.
4.45%, due 4/1/30	180,000	181,727
		536,985
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Trucking & Leasing 0.1%
Penske Truck Leasing Co. LP (a)
5.75%, due 5/24/26	$ 190,000	$ 191,505
6.05%, due 8/1/28	130,000	134,743
		326,248
Total Corporate Bonds (Cost $45,920,880)		46,503,421
Mortgage-Backed Securities 0.4%
Agency (Collateralized Mortgage Obligation) 0.1%
FNMA
REMIC, Series 2021-3, Class TI
2.50%, due 2/25/51 (e)	2,141,183	344,139
Commercial Mortgage Loans (Collateralized Mortgage Obligation) 0.1%
Citigroup Commercial Mortgage Trust
Series 2020-GC46, Class A5
2.717%, due 2/15/53	500,000	431,087
Whole Loan (Collateralized Mortgage Obligation) 0.2%
BRAVO Residential Funding Trust
Series 2023-NQM8, Class A1
6.394%, due 10/25/63 (a)(f)	500,000	503,157
Total Mortgage-Backed Securities (Cost $1,359,202)		1,278,383
U.S. Government & Federal Agencies 19.1%
United States Treasury Bonds 0.2%
U.S. Treasury Bonds
4.375%, due 8/15/43	400,000	408,313
4.75%, due 11/15/53	200,000	224,281
		632,594
United States Treasury Notes 18.9%
U.S. Treasury Notes
2.50%, due 5/15/24	5,800,000	5,743,359
4.375%, due 11/30/28	10,150,000	10,386,305
4.375%, due 11/30/30	13,150,000	13,521,898
4.50%, due 11/15/33	4,025,000	4,225,621
	Principal Amount	Value

United States Treasury Notes (continued)
U.S. Treasury Notes (continued)
4.625%, due 11/15/26 (d)	$ 15,550,000	$ 15,795,399
5.00%, due 10/31/25	19,200,000	19,419,001
		69,091,583
Total U.S. Government & Federal Agencies (Cost $68,496,923)		69,724,177
Total Long-Term Bonds (Cost $119,813,656)		121,502,259

	Shares

Common Stocks 55.6%
Aerospace & Defense 1.7%
General Dynamics Corp.	11,725	3,044,631
L3Harris Technologies, Inc.	15,516	3,267,980
		6,312,611
Air Freight & Logistics 0.9%
United Parcel Service, Inc., Class B	21,518	3,383,275
Automobile Components 0.8%
Gentex Corp.	94,949	3,101,034
Banks 5.2%
JPMorgan Chase & Co.	47,007	7,995,891
M&T Bank Corp.	28,575	3,917,061
New York Community Bancorp, Inc.	293,839	3,005,973
PNC Financial Services Group, Inc. (The)	25,378	3,929,783
		18,848,708
Beverages 1.4%
Keurig Dr Pepper, Inc.	83,507	2,782,453
Pernod Ricard SA, Sponsored ADR	62,982	2,223,265
		5,005,718
Biotechnology 0.9%
Gilead Sciences, Inc.	38,549	3,122,855
Building Products 1.4%
Fortune Brands Innovations, Inc.	28,533	2,172,503
Johnson Controls International plc	54,021	3,113,770
		5,286,273
Capital Markets 4.6%
Ares Management Corp.	24,464	2,909,259
Intercontinental Exchange, Inc.	24,175	3,104,795

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Balanced Portfolio

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
KKR & Co., Inc.	24,408	$ 2,022,203
LPL Financial Holdings, Inc.	9,773	2,224,530
Morgan Stanley	35,533	3,313,452
Raymond James Financial, Inc.	29,393	3,277,320
		16,851,559
Chemicals 0.7%
Axalta Coating Systems Ltd. (g)	71,193	2,418,426
Communications Equipment 2.3%
Cisco Systems, Inc.	103,847	5,246,350
F5, Inc. (g)	17,854	3,195,509
		8,441,859
Containers & Packaging 0.5%
Sealed Air Corp.	49,027	1,790,466
Distributors 0.8%
LKQ Corp.	60,154	2,874,760
Diversified Consumer Services 0.9%
H&R Block, Inc.	65,199	3,153,676
Electric Utilities 0.6%
Exelon Corp.	63,889	2,293,615
Electrical Equipment 0.9%
Emerson Electric Co.	35,139	3,420,079
Electronic Equipment, Instruments & Components 0.9%
Corning, Inc.	101,934	3,103,890
Entertainment 0.8%
Electronic Arts, Inc.	21,903	2,996,549
Financial Services 0.6%
Global Payments, Inc.	18,302	2,324,354
Food Products 0.8%
Archer-Daniels-Midland Co.	38,295	2,765,665
Gas Utilities 0.8%
Atmos Energy Corp.	23,940	2,774,646
	Shares	Value

Ground Transportation 0.7%
Knight-Swift Transportation Holdings, Inc.	43,116	$ 2,485,637
Health Care Equipment & Supplies 0.8%
Boston Scientific Corp. (g)	50,073	2,894,720
Health Care Providers & Services 3.1%
Centene Corp. (g)	49,410	3,666,716
Elevance Health, Inc.	8,304	3,915,834
UnitedHealth Group, Inc.	6,756	3,556,832
		11,139,382
Hotel & Resort REITs 0.8%
Host Hotels & Resorts, Inc.	145,269	2,828,387
Household Durables 0.7%
Lennar Corp., Class A	16,082	2,396,861
Insurance 3.0%
American International Group, Inc.	53,706	3,638,581
Chubb Ltd.	16,201	3,661,426
MetLife, Inc.	55,027	3,638,936
		10,938,943
Interactive Media & Services 0.6%
Alphabet, Inc., Class C (g)	16,645	2,345,780
IT Services 0.6%
Amdocs Ltd.	26,813	2,356,595
Machinery 0.7%
Middleby Corp. (The) (g)	16,866	2,482,169
Media 0.7%
Omnicom Group, Inc.	31,102	2,690,634
Multi-Utilities 0.8%
Sempra	40,230	3,006,388
Oil, Gas & Consumable Fuels 4.4%
ConocoPhillips	36,729	4,263,135
Coterra Energy, Inc.	106,559	2,719,386
Diamondback Energy, Inc.	17,646	2,736,542
EOG Resources, Inc.	23,711	2,867,845
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2023†^ (continued)
	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Phillips 66	26,324	$ 3,504,777
		16,091,685
Personal Care Products 0.7%
Unilever plc, Sponsored ADR	52,558	2,548,012
Pharmaceuticals 5.6%
AstraZeneca plc, Sponsored ADR	37,324	2,513,771
Johnson & Johnson	38,640	6,056,434
Merck & Co., Inc.	49,465	5,392,674
Pfizer, Inc.	162,959	4,691,590
Roche Holding AG	6,727	1,955,593
		20,610,062
Real Estate Management & Development 0.8%
CBRE Group, Inc., Class A (g)	31,187	2,903,198
Semiconductors & Semiconductor Equipment 2.2%
Analog Devices, Inc.	15,151	3,008,383
NXP Semiconductors NV	11,972	2,749,729
QUALCOMM, Inc.	16,697	2,414,887
		8,172,999
Specialized REITs 1.5%
Crown Castle, Inc.	21,509	2,477,622
Gaming and Leisure Properties, Inc.	62,162	3,067,694
		5,545,316
Specialty Retail 0.4%
Victoria's Secret & Co. (g)	59,556	1,580,616
Total Common Stocks (Cost $178,699,246)		203,287,402
Exchange-Traded Funds 9.1%
iShares Intermediate Government/Credit Bond ETF	148,659	15,573,517
iShares Russell 1000 Value ETF	52,164	8,620,101
Vanguard Intermediate-Term Treasury ETF (d)	31,315	1,857,606
Vanguard Russell 1000 Value	97,602	7,080,049
Total Exchange-Traded Funds (Cost $30,819,363)		33,131,273
	Shares	Value
Short-Term Investments 1.3%
Affiliated Investment Company 0.4%
MainStay U.S. Government Liquidity Fund, 5.235% (h)	1,725,011	$ 1,725,011
Unaffiliated Investment Companies 0.9%
Goldman Sachs Financial Square Government Fund, 5.351% (h)(i)	400,000	400,000
Invesco Government & Agency Portfolio, 5.361% (h)(i)	2,801,857	2,801,857
		3,201,857
Total Short-Term Investments (Cost $4,926,868)		4,926,868
Total Investments (Cost $334,259,133)	99.3%	362,847,802
Other Assets, Less Liabilities	0.7	2,462,724
Net Assets	100.0%	$ 365,310,526

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2023.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2023.
(d)	All or a portion of this security was held on loan. As of December 31, 2023, the aggregate market value of securities on loan was $15,451,803; the total market value of collateral held by the Portfolio was $15,854,044. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $12,652,187. The Portfolio received cash collateral with a value of $3,201,857. (See Note 2(H))
(e)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(f)	Step coupon—Rate shown was the rate in effect as of December 31, 2023.
(g)	Non-income producing security.
(h)	Current yield as of December 31, 2023.
(i)	Represents a security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Balanced Portfolio

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 1,793	$ 39,891	$ (39,959)	$ —	$ —	$ 1,725	$ 86	$ —	1,725
Futures Contracts
As of December 31, 2023, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 2 Year Notes	7	March 2024	$ 1,428,421	$ 1,441,398	$ 12,977
U.S. Treasury 5 Year Notes	98	March 2024	10,436,410	10,659,797	223,387
Total Long Contracts					236,364
Short Contracts
U.S. Treasury 10 Year Notes	(2)	March 2024	(218,840)	(225,781)	(6,941)
U.S. Treasury 10 Year Ultra Bonds	(8)	March 2024	(905,106)	(944,125)	(39,019)
U.S. Treasury Long Bonds	(4)	March 2024	(464,992)	(499,750)	(34,758)
U.S. Treasury Ultra Bonds	(3)	March 2024	(366,280)	(400,781)	(34,501)
Total Short Contracts					(115,219)
Net Unrealized Appreciation					$ 121,145

1.	As of December 31, 2023, cash in the amount of $103,488 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2023.
Abbreviation(s):
ADR—American Depositary Receipt
CLO—Collateralized Loan Obligation
ETF—Exchange-Traded Fund
FNMA—Federal National Mortgage Association
REIT—Real Estate Investment Trust
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments December 31, 2023†^ (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 3,996,278	$ —	$ 3,996,278
Corporate Bonds	—	46,503,421	—	46,503,421
Mortgage-Backed Securities	—	1,278,383	—	1,278,383
U.S. Government & Federal Agencies	—	69,724,177	—	69,724,177
Total Long-Term Bonds	—	121,502,259	—	121,502,259
Common Stocks	203,287,402	—	—	203,287,402
Exchange-Traded Funds	33,131,273	—	—	33,131,273
Short-Term Investments
Affiliated Investment Company	1,725,011	—	—	1,725,011
Unaffiliated Investment Companies	3,201,857	—	—	3,201,857
Total Short-Term Investments	4,926,868	—	—	4,926,868
Total Investments in Securities	241,345,543	121,502,259	—	362,847,802
Other Financial Instruments
Futures Contracts (b)	236,364	—	—	236,364
Total Investments in Securities and Other Financial Instruments	$ 241,581,907	$ 121,502,259	$ —	$ 363,084,166
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (115,219)	$ —	$ —	$ (115,219)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Balanced Portfolio

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $332,534,122) including securities on loan of $15,451,803	$361,122,791
Investment in affiliated investment companies, at value (identified cost $1,725,011)	1,725,011
Cash	4,155,121
Cash collateral on deposit at broker for futures contracts	103,488
Receivables:
Dividends and interest	1,301,352
Investment securities sold	594,070
Portfolio shares sold	102,175
Variation margin on futures contracts	11,335
Securities lending	3,024
Other assets	1,890
Total assets	369,120,257
Liabilities
Cash collateral received for securities on loan	3,201,857
Payables:
Portfolio shares redeemed	277,203
Manager (See Note 3)	199,511
NYLIFE Distributors (See Note 3)	72,249
Professional fees	29,922
Custodian	14,369
Shareholder communication	13,216
Accrued expenses	1,404
Total liabilities	3,809,731
Net assets	$365,310,526
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 27,685
Additional paid-in-capital	339,217,158
339,244,843
Total distributable earnings (loss)	26,065,683
Net assets	$365,310,526
Initial Class
Net assets applicable to outstanding shares	$ 21,526,918
Shares of beneficial interest outstanding	1,609,974
Net asset value per share outstanding	$ 13.37
Service Class
Net assets applicable to outstanding shares	$343,783,608
Shares of beneficial interest outstanding	26,074,667
Net asset value per share outstanding	$ 13.18

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Interest	$ 5,995,355
Dividends-unaffiliated (net of foreign tax withholding of $29,199)	5,757,972
Dividends-affiliated	86,334
Securities lending, net	62,882
Total income	11,902,543
Expenses
Manager (See Note 3)	2,420,889
Distribution/Service—Service Class (See Note 3)	879,217
Professional fees	84,642
Custodian	32,359
Trustees	9,759
Miscellaneous	13,250
Total expenses	3,440,116
Net investment income (loss)	8,462,427
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	1,440,539
Futures transactions	(392,944)
Net realized gain (loss)	1,047,595
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	15,872,886
Futures contracts	85,981
Translation of other assets and liabilities in foreign currencies	3,159
Net change in unrealized appreciation (depreciation)	15,962,026
Net realized and unrealized gain (loss)	17,009,621
Net increase (decrease) in net assets resulting from operations	$25,472,048
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Balanced Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 8,462,427	$ 5,975,234
Net realized gain (loss)	1,047,595	(11,775,579)
Net change in unrealized appreciation (depreciation)	15,962,026	(19,400,126)
Net increase (decrease) in net assets resulting from operations	25,472,048	(25,200,471)
Distributions to shareholders:
Initial Class	(395,078)	(3,971,697)
Service Class	(5,733,941)	(72,269,473)
Total distributions to shareholders	(6,129,019)	(76,241,170)
Capital share transactions:
Net proceeds from sales of shares	36,006,032	76,410,539
Net asset value of shares issued to shareholders in reinvestment of distributions	6,129,019	76,241,170
Cost of shares redeemed	(85,020,318)	(76,942,898)
Increase (decrease) in net assets derived from capital share transactions	(42,885,267)	75,708,811
Net increase (decrease) in net assets	(23,542,238)	(25,732,830)
Net Assets
Beginning of year	388,852,764	414,585,594
End of year	$365,310,526	$388,852,764
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 12.68	$ 16.85	$ 14.83	$ 14.59	$ 13.23
Net investment income (loss) (a)	0.32	0.26	0.18	0.21	0.25
Net realized and unrealized gain (loss)	0.62	(1.38)	2.36	0.88	1.93
Total from investment operations	0.94	(1.12)	2.54	1.09	2.18
Less distributions:
From net investment income	(0.25)	(0.17)	(0.22)	(0.30)	(0.29)
From net realized gain on investments	—	(2.88)	(0.30)	(0.55)	(0.53)
Total distributions	(0.25)	(3.05)	(0.52)	(0.85)	(0.82)
Net asset value at end of year	$ 13.37	$ 12.68	$ 16.85	$ 14.83	$ 14.59
Total investment return (b)	7.55%	(5.74)%	17.29%	7.90%	16.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.51%	1.73%	1.11%	1.52%	1.75%
Net expenses (c)	0.69%	0.70%	0.72%	0.76%	0.76%
Portfolio turnover rate	279%	306%	195%	218%	186%
Net assets at end of year (in 000's)	$ 21,527	$ 20,643	$ 22,345	$ 18,533	$ 18,653

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 12.50	$ 16.66	$ 14.67	$ 14.43	$ 13.09
Net investment income (loss) (a)	0.29	0.22	0.14	0.17	0.21
Net realized and unrealized gain (loss)	0.60	(1.37)	2.34	0.88	1.91
Total from investment operations	0.89	(1.15)	2.48	1.05	2.12
Less distributions:
From net investment income	(0.21)	(0.13)	(0.19)	(0.26)	(0.25)
From net realized gain on investments	—	(2.88)	(0.30)	(0.55)	(0.53)
Total distributions	(0.21)	(3.01)	(0.49)	(0.81)	(0.78)
Net asset value at end of year	$ 13.18	$ 12.50	$ 16.66	$ 14.67	$ 14.43
Total investment return (b)	7.28%	(5.97)%	17.00%	7.63%	16.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.26%	1.49%	0.86%	1.27%	1.50%
Net expenses (c)	0.94%	0.95%	0.97%	1.01%	1.01%
Portfolio turnover rate	279%	306%	195%	218%	186%
Net assets at end of year (in 000's)	$ 343,784	$ 368,209	$ 392,240	$ 335,032	$ 375,050

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Balanced Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Balanced Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 2, 2005
Service Class	May 2, 2005
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

25

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds  (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

26	MainStay VP Balanced Portfolio

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the
27

Notes to Financial Statements (continued)
expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging  techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(I) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be

28	MainStay VP Balanced Portfolio

prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(J) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities as well as to help manage the duration and yield curve positioning of the portfolio.
Fair value of derivative instruments as of December 31, 2023:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$236,364	$236,364
Total Fair Value	$236,364	$236,364

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(115,219)	$(115,219)
Total Fair Value	$(115,219)	$(115,219)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Transactions	$(392,944)	$(392,944)
Total Net Realized Gain (Loss)	$(392,944)	$(392,944)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$85,981	$85,981
Total Net Change in Unrealized Appreciation (Depreciation)	$85,981	$85,981

Average Notional Amount	Total
Futures Contracts Long	$15,429,512
Futures Contracts Short	$ (5,981,413)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the
29

Notes to Financial Statements (continued)
Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Wellington Management Company LLP (“Wellington” or the "Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio, pursuant to the terms of a Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and Wellington. NYL Investors LLC (“NYL Investors” or the “Subadvisor,” and, together with Wellington, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors. New York Life Investments pays for the services of the Subadvisors.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.65% up to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the year ended December 31, 2023, the effective management fee rate was 0.65% of the Portfolio's average daily net assets.
During the year ended December 31, 2023, New York Life Investments earned fees from the Portfolio in the amount of $2,420,889 and paid Wellington and NYL Investors fees in the amount of $424,533 and $568,375, respectively.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$336,991,108	$31,774,638	$(6,072,048)	$25,702,590
As of December 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$8,555,593	$(8,344,971)	$—	$25,855,061	$26,065,683
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
As of December 31, 2023, for federal income tax purposes, capital loss carryforwards of $8,190,867, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$5,237	$2,954
The Portfolio utilized $2,152,580 of capital loss carryforwards during the year ended December 31, 2023.
During the years ended December 31, 2023 and December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$6,129,019	$41,144,789
Long-Term Capital Gains	—	35,096,381
Total	$6,129,019	$76,241,170

30	MainStay VP Balanced Portfolio

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily SOFR + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2023, purchases and sales of U.S. government securities were $814,661 and $834,457, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $176,597 and $193,942, respectively.
The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the year ended December 31, 2023, were as follows:
Sales (000's)	Realized Gain / (Loss) (000's)
$303	$58
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2023 and December 31, 2022, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	106,155	$ 1,368,105
Shares issued to shareholders in reinvestment of distributions	31,674	395,078
Shares redeemed	(155,604)	(1,992,822)
Net increase (decrease)	(17,775)	$ (229,639)
Year ended December 31, 2022:
Shares sold	94,334	$ 1,437,172
Shares issued to shareholders in reinvestment of distributions	328,574	3,971,697
Shares redeemed	(121,498)	(1,842,599)
Net increase (decrease)	301,410	$ 3,566,270

Service Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	2,737,109	$ 34,637,927
Shares issued to shareholders in reinvestment of distributions	465,935	5,733,941
Shares redeemed	(6,574,265)	(83,027,496)
Net increase (decrease)	(3,371,221)	$(42,655,628)
Year ended December 31, 2022:
Shares sold	4,898,185	$ 74,973,367
Shares issued to shareholders in reinvestment of distributions	6,060,333	72,269,473
Shares redeemed	(5,061,179)	(75,100,299)
Net increase (decrease)	5,897,339	$ 72,142,541
Note 10–Other Matters
As of the date of this report, the Portfolio faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Portfolio's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Portfolio's performance.
31

Notes to Financial Statements (continued)
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
32	MainStay VP Balanced Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP Balanced Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Balanced Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agents and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2024
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
33

Board Consideration and Approval of Management Agreement and Subadvisory
Agreements (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Balanced Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of NYL Investors LLC (“NYL Investors”) and Wellington Management Company LLP (“WMC”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments, NYL Investors and WMC in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments, NYL Investors and WMC in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, NYL Investors and/or WMC that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, NYL Investors and WMC personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements.  In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments, NYL Investors and WMC; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments, NYL Investors and WMC; (iii) the costs of the services provided, and profits realized, by New York Life Investments, NYL Investors and WMC with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With

34	MainStay VP Balanced Portfolio

respect to the Subadvisory Agreements, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreements.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments, NYL Investors and WMC.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments, NYL Investors and WMC, resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have invested in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments, NYL Investors and WMC
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by NYL Investors and WMC, evaluating the performance of NYL Investors and WMC, making recommendations to the Board as to whether the Subadvisory Agreements should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of NYL Investors and WMC and ongoing analysis of, and interactions with, NYL Investors and WMC with respect to, among other things, the Portfolio’s investment performance and risks as well as NYL Investors’ and WMC’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that NYL Investors and WMC provide to the Portfolio and considered the terms of each of the Advisory Agreements.  The Board evaluated NYL Investors’ and WMC’s experience and performance in serving as subadvisors to the Portfolio and advising other portfolios and NYL Investors’ and WMC’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at NYL Investors and WMC.  The Board considered New York Life Investments’, NYL Investors’ and WMC’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments, NYL Investors and WMC and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Portfolio.  The Board also considered NYL Investors’ and WMC’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Portfolio.  In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments, NYL Investors and WMC regarding their respective business continuity and disaster recovery plans.
35

Board Consideration and Approval of Management Agreement and Subadvisory
Agreements (Unaudited) (continued)
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between representatives of NYL Investors and WMC and the members of the Board’s Investment Committee, which generally occur on an annual basis.  In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one-year period ended July 31, 2023, performed in line with its peer funds for the five- and ten-year periods ended July 31, 2023, and performed favorably relative to its peer funds for the three-year period ended July 31, 2023.  The Board considered its discussions with representatives from New York Life Investments, NYL Investors and Wellington regarding the Portfolio’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments, NYL Investors and WMC
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates, including NYL Investors, and WMC due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the MainStay Group of Funds. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL
Investors in the aggregate. With respect to the profitability of WMC’s relationship with the Portfolio, the Board considered information from New York Life Investments that WMC’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of WMC’s profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments, NYL Investors and WMC and profitability of New York Life Investments and its affiliates, including NYL Investors, and WMC due to their relationships with the Portfolio, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including NYL Investors’, and WMC’s continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio.  The Board also considered the financial resources of New York Life Investments, NYL Investors and WMC and acknowledged that New York Life Investments, NYL Investors and WMC must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, NYL Investors and WMC to continue to provide high-quality services to the Portfolio.  The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including NYL Investors, and WMC and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to WMC from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to

36	MainStay VP Balanced Portfolio

WMC in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between WMC and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and WMC that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts.  The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor, and insurance companies affiliated with New York Life Investments would be entitled to receive fees from the Portfolio under a distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including NYL Investors, are reasonable, and other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to WMC and its affiliates are consistent with those expected for a subadvisor to a mutual fund.  With respect to WMC, the Board considered that any profits realized by WMC due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and WMC, acknowledging that any such profits are based on the subadvisory fee paid to WMC by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses.  With respect to the management fee and subadvisory fees, the Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fees paid to NYL Investors and WMC are paid by New York Life Investments, not the Portfolio.  The Board also considered the reasonableness of the subadvisory fees paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments, NYL Investors and WMC on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Portfolio, if any.  The Board considered the contractual management fee schedule for the Portfolio as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses.  The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Portfolio and whether the Portfolio’s management fee and expense structure permits any economies of scale to be appropriately shared with the Portfolio’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the
37

Board Consideration and Approval of Management Agreement and Subadvisory
Agreements (Unaudited) (continued)
mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio.  The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Portfolio’s shareholders through the Portfolio’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
38	MainStay VP Balanced Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
39

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay VP Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay Funds: Trustee since 2023 (11 Funds)
MainStay Funds Trust: Trustee since 2023 (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
40	MainStay VP Balanced Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay VP Funds Trust: Chair since 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC since 1990	81	MainStay Funds: Chair since January 2017 and Trustee since 2007 (11 Funds); MainStay Funds Trust: Chair since January 2017 and Trustee since 1990 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
41

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay Funds: Trustee since 2006 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
42	MainStay VP Balanced Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015 to 2016); Managing Director, Product Development (from 2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
43

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP Natural Resources Portfolio
MainStay VP PineStone International Equity Portfolio1
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio2
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
PineStone Asset Management Inc.
Montreal, Québec
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to August 28, 2023, the Portfolio's name was MainStay VP MacKay International Equity Portfolio.
2.	Effective on or about May 1, 2024, the MainStay VP MacKay Government Portfolio will be renamed the MainStay VP U.S. Infrastructure Bond Portfolio.
Not part of the Annual Report

2023 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2024 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015928	MSVPBL11-02/24
(NYLIAC) NI508

MainStay VP Bond Portfolio

Message from the President and Annual Report
December 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit our website.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Against a backdrop of easing inflationary pressures and continued economic growth, stocks and bonds generally gained ground during the 12-month period ended December 31, 2023, despite high levels of volatility and sharp disparities between the performance of the different market sectors.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation, interest rate, and economic growth trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 6.4% in January, and 3.4% in December 2023. At the same time, the Fed increased the benchmark federal funds rate from 4.25%–4.50% at the beginning of reporting period, to 5.25%–5.50% as of the end of 2023. Despite the increasing cost of capital and tighter lending environment that resulted from rising rates, economic growth remained surprisingly robust, bolstered by high levels of consumer spending, low levels of unemployment and better-than-expected corporate earnings. With the pace of rate increases slowing from the prior year, investors began hoping for an early shift to a looser monetary policy, with stock prices and bond yields reacting as economic data and statements from the Fed either reinforced or undercut those hopes. Following months of hawkish rhetoric, the Fed finally reversed its stance in December 2023, signaling a positive economic outlook with little chance of a recession and a likelihood of rate cuts in 2024.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced strong gains during the reporting period-– recovering all its losses from 2022 and approached new record territory. A preponderance of the Index’s gains were generated by a relatively small number of mega-cap stocks in the information technology, communication services and consumer discretionary sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened during the closing weeks of the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced generally positive returns, bolstered by attractive and relatively stable yields. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield. Corporate bond prices trended moderately higher, generally outperforming government securities. After years of low yields and tight credit spreads, the corporate sector benefited from more attractive valuations and income opportunities. Among corporates, markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. International bond markets produced mixed returns, with emerging-markets issues advancing over their developed-markets counterparts.
The market volatility of recent years reminds us of the constant need for experienced and steadfast portfolio management in the face of uncertainty. New York Life Investments remains dedicated to providing you, as a valued MainStay VP investor, with the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1/23/1984	5.58%	0.96%	1.70%	0.53%
Service Class Shares	6/4/2003	5.31	0.71	1.45	0.78

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate Bond Index[1]	5.53%	1.10%	1.81%
Morningstar Intermediate Core Bond Category Average[2]	5.59	1.05	1.66

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Bloomberg U.S. Aggregate Bond Index is the Portfolio's primary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
2.	The Morningstar Intermediate Core Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, and hold less than 5% in below-investment-grade exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Bond Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,033.90	$2.67	$1,022.58	$2.65	0.52%
Service Class Shares	$1,000.00	$1,032.60	$3.94	$1,021.32	$3.92	0.77%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Bond Portfolio

Portfolio Composition as of December 31, 2023 (Unaudited)
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2023 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 4.375%-5.00%, due 10/31/25–11/30/30
2.	UMBS, 30 Year, 2.00%-7.50%, due 7/1/28–9/1/53
3.	UMBS Pool, 30 Year, 2.00%-5.50%, due 7/1/50–7/1/53
4.	U.S. Treasury Bonds, 1.875%-4.75%, due 2/15/41–11/15/53
5.	GNMA II, 30 Year, 2.00%-4.50%, due 1/20/51–9/20/52
6.	GNMA II, Single Family, 30 Year, 3.00%-5.00%, due 8/20/51–7/20/52
7.	Bank of America Corp., 1.734%-5.288%, due 7/22/27–4/25/34
8.	JPMorgan Chase & Co., 1.578%-5.546%, due 12/15/25–6/14/30
9.	GNMA, 0.612%-0.859%, due 8/16/59–9/16/63
10.	UBS Group AG, 6.301%-6.442%, due 12/22/27–9/22/34

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of Kenneth Sommer and Matthew Downs of NYL Investors LLC, the Portfolio’s Subadvisor.
How did MainStay VP Bond Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2023?
For the 12 months ended December 31, 2023, MainStay VP Bond Portfolio returned 5.58% for Initial Class shares and 5.31% for Service Class shares. Over the same period, Initial Class shares outperformed, and Service Class shares underperformed, the 5.53% return of the Bloomberg U.S. Aggregate Bond Index (“the Index”), which is the Portfolio’s benchmark. For the 12 months ended December 31, 2023, Initial Class shares and Service Class shares underperformed the 5.59% return of the Morningstar Intermediate Core Bond Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio held overweight positions relative to the Index in asset-backed securities (“ABS”) and corporate securities throughout the reporting period. To facilitate the overweight positions, the Portfolio maintained an underweight position in the U.S. Treasury sector.
The corporate sector produced the strongest relative returns during the reporting period. Within the corporate sector, overweight positioning in the banking, communications, and electric subcomponents made the strongest positive contributions to performance relative to the Index. (Contributions take weightings and total returns into account.) An overweight position in the ABS sector was also accretive to relative performance. Within the floating rate subcomponent of the ABS sector, overweight positions relative to Index in AAA and AA collateralized loan obligations (“CLOs”) were accretive to performance.2 Within the fixed-rate subcomponent of the ABS sector, aircraft, specialty finance and student loans were the primary drivers of outperformance. Positioning in the mortgage-backed securities (“MBS”) sector, particularly the 30-year agency passthrough subcomponent, was also accretive to relative performance.
The U.S. Treasury sector was the worst performing sector relative to the Index during the reporting period. Underweight positioning relative to the Index in the non-corporate sector, led by the taxable municipal and sovereign subsectors, also detracted.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
The Portfolio’s use of derivatives was limited to interest rate derivatives used to keep the duration3 of the Portfolio in line with our target. These interest rate derivatives had a negative impact on the Portfolio's performance during the reporting period.
What was the Portfolio’s duration strategy during the reporting period?
During the reporting period, the Portfolio maintained a duration relatively close to that of the Index. On two occasions, the duration of the Portfolio differed significantly from that of the Index. During the first half of the reporting period, the Portfolio held a shorter duration than the Index in the 2-year part of the yield curve4, while simultaneously holding a longer duration than the Index in the 10-year part of the curve. This strategy had a slightly negative impact on performance. In the second half of the reporting period, the Portfolio held a longer duration in the 5-year part of the curve relative to the Index. This strategy also had a negative impact on performance. As of December 31, 2023, the effective duration of the Portfolio was 6.21 years, compared to a duration of 6.19 years for the Index.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
In the first quarter of 2023, we increased the Portfolio’s allocation to AAA-rated CLOs, due to the floating rate nature of the securities, and given our expectation that the U.S. Federal Reserve would continue raising interest rates. In addition, the

1.	See "Investment and Performance Comparison" for more information on benchmark and peer group returns.
2.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
8	MainStay VP Bond Portfolio

option-adjusted spreads5 (OAS) being offered on AAA CLOs was close to the highest level in two years.
In the second quarter of 2023, we increased the Portfolio’s corporate credit allocation, as fallout from the regional banking crisis in March put upward pressure on credit spreads,6 ultimately offering more relative value opportunities across the sector. The increase in credit exposure was primarily focused within the financial sector.
In the middle of the reporting period, we increased the Portfolio’s allocation to AAA-rated non-agency mortgages, seeing value compared to competing 2-3-year duration assets with OAS close to 200 basis points over matched duration U.S. Treasury securities. (A basis point is one one-hundredth of a percentage point.)
In the third quarter of 2023, we decreased the Portfolio’s corporate credit allocation, as fears surrounding negative impacts from the regional banking crisis subsided, resulting in tighter corporate credit spreads. The decrease in credit exposure was primarily focused within the financial sector.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
During the reporting period, the corporate sector made the strongest positive contribution to the Portfolio’s absolute performance. Within the sector, the Portfolio’s allocation to the industrial subcomponent was the most accretive to absolute performance. The second-strongest contributor to absolute performance was the MBS sector, followed by the Treasury sector. Within the ABS sector, the Portfolio’s allocation to AAA and AA CLOs was also accretive to absolute performance.
During the same period, the U.S. government agency sector produced the weakest contribution to the Portfolio’s absolute performance. The second weakest contributor to the Portfolio’s absolute performance was the commercial mortgage-backed securities sector.
Within the interest rate complex, the Portfolio’s curve positioning was accretive to absolute performance, while the Portfolio’s duration position detracted from absolute performance.
Among individual issues, those producing the strongest absolute performance during the reporting period were issued by Bank of
America, UBS Group, PG&E, Wells Fargo and HSBC Holdings. Those with the weakest absolute performance were issued by Alexandria Real Estate Equities, ING Groep, Swedbank, Agree Realty and National Australia Bank.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio’s largest purchases during the reporting period included bonds issued by financial institutions Credit Suisse (New York branch), US Bancorp, UBS Group, Bank of America and Wells Fargo. The Portfolio’s most significant sales during the same period were bonds issued by Nordea Bank, The Goldman Sachs Group, Southern California Edison, Swedbank and JPMorgan Chase.
How did the Portfolio’s sector weightings change during the reporting period?
As described in greater detail above, during the first quarter of the reporting period, we increased the Portfolio’s allocation to AAA-rated CLOs. In the second quarter, we increased the Portfolio’s corporate credit allocation, primarily in the financial sector. In the middle of the reporting period, we increased the Portfolio’s allocation to AAA-rated non-agency mortgages. In the third quarter, we decreased the Portfolio’s corporate credit allocation, primarily in the financial sector.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2023, the Portfolio held overweight exposure relative to the Index in ABS, MBS and corporate securities. The Portfolio’s largest overweight allocation among spread assets was to the financial subcomponent of the corporate sector.
As of the same date, the Portfolio held relatively underweight positions in the U.S. Treasury and government agency sectors. Among corporates, the Portfolio held underweight positions in the industrial, sovereign, supranational, foreign agency and foreign local government subcomponents.
5.	An option-adjusted spread is the measurement of the spread of a fixed-income security rate and the risk-free rate of return, which is then adjusted to take into account an embedded option.
6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2023†^
	Principal Amount	Value
Long-Term Bonds 98.8%
Asset-Backed Securities 7.3%
Automobile Asset-Backed Security 0.5%
Avis Budget Rental Car Funding AESOP LLC
Series 2023-8A, Class A
6.02%, due 2/20/30 (a)	$ 3,000,000	$ 3,088,775
Home Equity Asset-Backed Securities 0.1%
Chase Funding Trust
Series 2002-2, Class 1A5
6.333%, due 4/25/32 (b)	7,592	7,548
J.P. Morgan Mortgage Acquisition Trust
Series 2007-CH2, Class AF3
5.552%, due 10/25/30 (b)	403,926	210,069
Morgan Stanley Mortgage Loan Trust
Series 2006-17XS, Class A3A
6.151%, due 10/25/46 (b)	768,243	226,871
		444,488
Other Asset-Backed Securities 6.7%
522 Funding CLO Ltd.
Series 2019-4A, Class BR
7.277% (3 Month SOFR + 1.862%), due 4/20/30 (a)(c)	3,000,000	2,980,743
ALLO Issuer LLC
Series 2023-1A, Class A2
6.20%, due 6/20/53 (a)	2,200,000	2,150,514
ARES XXXVIII CLO Ltd.
Series 2015-38A, Class BR
7.077% (3 Month SOFR + 1.662%), due 4/20/30 (a)(c)	2,000,000	1,984,488
Barings Loan Partners CLO Ltd. 3
Series LP-3A, Class BR
7.418% (3 Month SOFR + 2.10%), due 7/20/33 (a)(c)(d)	2,250,000	2,250,000
Cars Net Lease Mortgage Notes
Series 2020-1A, Class A2
2.48%, due 12/15/50 (a)	1,950,000	1,516,358
CARS-DB7 LP
Series 2023-1A, Class A2
6.50%, due 9/15/53 (a)	1,744,531	1,748,910
CMFT Net Lease Master Issuer LLC
Series 2021-1, Class A1
2.09%, due 7/20/51 (a)	1,915,410	1,543,705
Cook Park CLO Ltd.
Series 2018-1A, Class B
7.064% (3 Month SOFR + 1.662%), due 4/17/30 (a)(c)	3,000,000	2,974,686
	Principal Amount	Value

Other Asset-Backed Securities (continued)
CyrusOne Data Centers Issuer I LLC
Series 2023-1A, Class A2
4.30%, due 4/20/48 (a)	$ 2,750,000	$ 2,511,573
Galaxy XXI CLO Ltd.
Series 2015-21A, Class BR
7.027% (3 Month SOFR + 1.612%), due 4/20/31 (a)(c)	1,500,000	1,482,084
Oak Street Investment Grade Net Lease Fund
Series 2021-2A, Class A1
2.38%, due 11/20/51 (a)	3,367,384	2,972,261
Owl Rock CLO XIV LLC
Series 2023-14A, Class A
7.75% (3 Month SOFR + 2.40%), due 10/20/35 (a)(c)	2,500,000	2,500,328
Palmer Square CLO Ltd.
Series 2015-2A, Class A2R2
7.227% (3 Month SOFR + 1.812%), due 7/20/30 (a)(c)	2,000,000	1,999,868
Retained Vantage Data Centers Issuer LLC
Series 2023-1A, Class A2A
5.00%, due 9/15/48 (a)	2,500,000	2,347,773
SMB Private Education Loan Trust
Series 2021-A, Class B
2.31%, due 1/15/53 (a)	2,324,148	2,150,688
Store Master Funding I-VII XIV XIX XX XXIV
Series 2023-1A, Class A1
6.19%, due 6/20/53 (a)	2,991,250	3,030,199
Texas Debt Capital CLO Ltd.
Series 2023-2A, Class A
7.362% (3 Month SOFR + 1.95%), due 7/21/35 (a)(c)	2,750,000	2,759,647
Voya CLO Ltd. (a)(c)
Series 2022-4A, Class A
7.566% (3 Month SOFR + 2.15%), due 10/20/33	2,000,000	2,000,364
Series 2022-4A, Class B
8.716% (3 Month SOFR + 3.30%), due 10/20/33	2,000,000	2,001,100
		42,905,289
Total Asset-Backed Securities (Cost $47,127,001)		46,438,552
Corporate Bonds 40.0%
Aerospace & Defense 0.7%
Boeing Co. (The)
5.15%, due 5/1/30	1,190,000	1,211,433
5.805%, due 5/1/50	495,000	512,598

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Aerospace & Defense (continued)
HEICO Corp.
5.35%, due 8/1/33	$ 865,000	$ 885,549
L3Harris Technologies, Inc.
5.40%, due 7/31/33	430,000	447,090
Lockheed Martin Corp.
4.75%, due 2/15/34	1,095,000	1,114,405
RTX Corp.
6.40%, due 3/15/54	405,000	468,861
		4,639,936
Auto Manufacturers 1.7%
Ford Motor Credit Co. LLC
4.542%, due 8/1/26	1,870,000	1,810,738
7.122%, due 11/7/33	1,780,000	1,917,835
General Motors Financial Co., Inc.
6.00%, due 1/9/28	1,225,000	1,266,557
6.05%, due 10/10/25	3,295,000	3,332,511
Hyundai Capital America
5.68%, due 6/26/28 (a)	2,350,000	2,395,266
		10,722,907
Auto Parts & Equipment 0.1%
Aptiv plc
4.15%, due 5/1/52	730,000	577,711
Banks 14.5%
ABN AMRO Bank NV
6.339% (1 Year Treasury Constant Maturity Rate + 1.65%), due 9/18/27 (a)(c)	1,655,000	1,691,114
Bank of America Corp. (e)
1.734%, due 7/22/27	4,150,000	3,802,027
1.922%, due 10/24/31	2,357,000	1,913,532
2.087%, due 6/14/29	1,970,000	1,736,197
5.288%, due 4/25/34	1,675,000	1,678,855
Bank of New York Mellon Corp. (The)
6.474%, due 10/25/34 (e)	725,000	803,071
Barclays plc
6.224%, due 5/9/34 (e)	390,000	404,499
7.119%, due 6/27/34 (e)	930,000	991,124
7.437% (1 Year Treasury Constant Maturity Rate + 3.50%), due 11/2/33 (c)	1,850,000	2,071,489
Citigroup, Inc. (e)
5.61%, due 9/29/26	3,705,000	3,731,991
6.174%, due 5/25/34	1,640,000	1,697,031
	Principal Amount	Value

Banks (continued)
Citizens Bank NA
6.064%, due 10/24/25 (e)	$ 1,750,000	$ 1,707,244
Cooperatieve Rabobank UA
4.655% (1 Year Treasury Constant Maturity Rate + 1.75%), due 8/22/28 (a)(c)	1,495,000	1,472,227
Credit Suisse AG
7.95%, due 1/9/25	5,770,000	5,897,064
Danske Bank A/S
6.466% (1 Year Treasury Constant Maturity Rate + 2.10%), due 1/9/26 (a)(c)	3,420,000	3,444,246
Deutsche Bank AG
7.079%, due 2/10/34 (e)	1,200,000	1,234,015
Fifth Third Bancorp
6.361%, due 10/27/28 (e)	1,590,000	1,649,772
Goldman Sachs Group, Inc. (The)
5.70%, due 11/1/24	3,815,000	3,824,095
HSBC Holdings plc (e)
6.547%, due 6/20/34	1,320,000	1,379,583
7.39%, due 11/3/28	2,415,000	2,587,762
HSBC USA, Inc.
5.625%, due 3/17/25	3,405,000	3,421,100
Huntington National Bank (The)
5.65%, due 1/10/30	2,285,000	2,304,237
JPMorgan Chase & Co. (e)
1.578%, due 4/22/27	3,505,000	3,234,498
4.565%, due 6/14/30	1,290,000	1,262,343
5.546%, due 12/15/25	2,915,000	2,916,856
Mitsubishi UFJ Financial Group, Inc.
5.406% (1 Year Treasury Constant Maturity Rate + 1.97%), due 4/19/34 (c)	880,000	911,369
Morgan Stanley (e)
4.679%, due 7/17/26	2,590,000	2,565,144
4.889%, due 7/20/33	495,000	482,659
5.123%, due 2/1/29	605,000	607,751
6.296%, due 10/18/28	795,000	832,793
Morgan Stanley Bank NA
4.754%, due 4/21/26	1,730,000	1,728,833
National Securities Clearing Corp.
5.00%, due 5/30/28 (a)	1,490,000	1,517,912
PNC Financial Services Group, Inc. (The) (e)
5.812%, due 6/12/26	1,670,000	1,680,022
6.875%, due 10/20/34	2,575,000	2,858,605
Royal Bank of Canada
5.66%, due 10/25/24	3,345,000	3,352,656
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Truist Financial Corp.
5.122%, due 1/26/34 (e)	$ 1,715,000	$ 1,660,640
U.S. Bancorp (e)
4.653%, due 2/1/29	1,495,000	1,471,451
5.775%, due 6/12/29	1,985,000	2,039,298
6.787%, due 10/26/27	1,580,000	1,649,624
UBS Group AG (a)
6.301% (1 Year Treasury Constant Maturity Rate + 2.00%), due 9/22/34 (c)	1,305,000	1,381,503
6.327% (1 Year Treasury Constant Maturity Rate + 1.60%), due 12/22/27 (c)	2,310,000	2,380,790
6.442%, due 8/11/28 (e)	2,485,000	2,580,668
Wells Fargo & Co. (e)
4.54%, due 8/15/26	2,735,000	2,705,796
5.389%, due 4/24/34	1,705,000	1,712,406
6.491%, due 10/23/34	1,750,000	1,903,804
		92,879,696
Beverages 0.9%
Anheuser-Busch InBev Worldwide, Inc.
5.55%, due 1/23/49	1,770,000	1,902,061
Constellation Brands, Inc.
4.90%, due 5/1/33	1,595,000	1,604,623
Keurig Dr Pepper, Inc.
3.20%, due 5/1/30	825,000	758,445
4.05%, due 4/15/32	765,000	736,154
PepsiCo, Inc.
2.625%, due 10/21/41	1,230,000	926,683
		5,927,966
Biotechnology 0.2%
Amgen, Inc.
4.875%, due 3/1/53	605,000	565,328
5.25%, due 3/2/30	805,000	827,537
		1,392,865
Chemicals 0.8%
Celanese US Holdings LLC
6.33%, due 7/15/29	1,000,000	1,048,272
6.379%, due 7/15/32	480,000	507,401
6.55%, due 11/15/30	955,000	1,009,556
FMC Corp.
6.375%, due 5/18/53	555,000	567,915
	Principal Amount	Value

Chemicals (continued)
RPM International, Inc.
2.95%, due 1/15/32	$ 2,295,000	$ 1,934,008
		5,067,152
Commercial Services 0.3%
Global Payments, Inc.
2.15%, due 1/15/27	1,970,000	1,813,578
Computers 0.2%
Apple, Inc.
2.65%, due 2/8/51	1,210,000	828,348
Dell International LLC
5.75%, due 2/1/33	630,000	663,705
		1,492,053
Diversified Financial Services 1.9%
Air Lease Corp.
0.70%, due 2/15/24	1,550,000	1,540,364
American Express Co.
6.489%, due 10/30/31 (e)	1,585,000	1,718,880
Ares Management Corp.
6.375%, due 11/10/28	1,750,000	1,834,466
Blackstone Holdings Finance Co. LLC
5.90%, due 11/3/27 (a)	3,000,000	3,112,484
Charles Schwab Corp. (The)
6.196%, due 11/17/29 (e)	1,945,000	2,039,619
Intercontinental Exchange, Inc.
4.35%, due 6/15/29	1,625,000	1,619,738
5.20%, due 6/15/62	185,000	189,075
		12,054,626
Electric 4.4%
AEP Texas, Inc.
5.40%, due 6/1/33	90,000	91,372
AEP Transmission Co. LLC
Series O
4.50%, due 6/15/52	235,000	212,168
American Electric Power Co., Inc.
5.625%, due 3/1/33	865,000	901,149
Arizona Public Service Co.
5.55%, due 8/1/33	1,700,000	1,756,531
Baltimore Gas and Electric Co.
5.40%, due 6/1/53	505,000	521,079
Dayton Power & Light Co. (The)
3.95%, due 6/15/49	500,000	383,552
Duke Energy Corp.
2.45%, due 6/1/30	960,000	836,909
5.00%, due 8/15/52	365,000	340,718

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Duke Energy Indiana LLC
6.45%, due 4/1/39	$ 600,000	$ 672,368
Duke Energy Ohio, Inc.
5.25%, due 4/1/33	205,000	211,191
5.65%, due 4/1/53	110,000	115,207
Enel Finance America LLC
7.10%, due 10/14/27 (a)	2,280,000	2,433,015
Entergy Arkansas LLC
5.15%, due 1/15/33	1,695,000	1,727,946
Florida Power & Light Co.
5.05%, due 4/1/28	2,550,000	2,606,498
Georgia Power Co.
4.30%, due 3/15/42	141,000	124,658
4.95%, due 5/17/33	1,735,000	1,748,996
National Rural Utilities Cooperative Finance Corp.
5.05%, due 9/15/28	1,345,000	1,379,902
NextEra Energy Capital Holdings, Inc.
6.051%, due 3/1/25	1,120,000	1,129,975
NSTAR Electric Co.
4.55%, due 6/1/52	1,060,000	965,083
Oklahoma Gas and Electric Co.
5.60%, due 4/1/53	700,000	735,021
Pacific Gas and Electric Co.
5.45%, due 6/15/27	2,090,000	2,106,839
6.10%, due 1/15/29	965,000	998,580
6.40%, due 6/15/33	445,000	468,237
6.75%, due 1/15/53	570,000	620,000
6.95%, due 3/15/34	860,000	944,632
PECO Energy Co.
4.90%, due 6/15/33	1,255,000	1,275,867
Southern California Edison Co.
5.30%, due 3/1/28	760,000	780,015
5.70%, due 3/1/53	195,000	205,244
5.95%, due 11/1/32	885,000	950,774
Southern Co. (The)
5.15%, due 10/6/25	770,000	771,645
5.70%, due 10/15/32	370,000	388,423
		28,403,594
Engineering & Construction 0.4%
Jacobs Engineering Group, Inc.
5.90%, due 3/1/33	935,000	954,484
6.35%, due 8/18/28	1,505,000	1,571,817
		2,526,301
	Principal Amount	Value

Entertainment 0.2%
Warnermedia Holdings, Inc.
4.054%, due 3/15/29	$ 535,000	$ 507,603
5.141%, due 3/15/52	560,000	480,679
		988,282
Environmental Control 0.3%
Waste Connections, Inc.
2.60%, due 2/1/30	1,785,000	1,601,445
Food 0.0% ‡
Kraft Heinz Foods Co.
4.875%, due 10/1/49	275,000	260,567
Gas 0.4%
CenterPoint Energy Resources Corp.
1.75%, due 10/1/30	1,945,000	1,614,893
NiSource, Inc.
5.65%, due 2/1/45	590,000	592,516
Southwest Gas Corp.
5.45%, due 3/23/28	445,000	454,850
		2,662,259
Healthcare-Products 0.4%
Baxter International, Inc.
2.539%, due 2/1/32	1,090,000	913,869
3.132%, due 12/1/51	620,000	426,331
Thermo Fisher Scientific, Inc.
4.95%, due 11/21/32	1,305,000	1,346,694
		2,686,894
Healthcare-Services 0.4%
HCA, Inc.
3.625%, due 3/15/32	2,035,000	1,819,645
4.625%, due 3/15/52	85,000	72,285
UnitedHealth Group, Inc.
6.05%, due 2/15/63	825,000	951,336
		2,843,266
Insurance 0.9%
Corebridge Financial, Inc.
3.85%, due 4/5/29	370,000	348,651
4.35%, due 4/5/42	190,000	161,035
MetLife, Inc.
5.875%, due 2/6/41	660,000	717,932
Metropolitan Life Global Funding I
5.15%, due 3/28/33 (a)	1,300,000	1,322,567
Prudential Financial, Inc.
3.935%, due 12/7/49	225,000	185,091
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
RGA Global Funding
6.00%, due 11/21/28 (a)	$ 2,870,000	$ 2,975,652
		5,710,928
Internet 0.5%
Amazon.com, Inc.
3.10%, due 5/12/51	1,035,000	769,302
3.95%, due 4/13/52	710,000	621,237
Meta Platforms, Inc.
3.85%, due 8/15/32	1,115,000	1,060,522
4.45%, due 8/15/52	1,000,000	918,800
		3,369,861
Investment Companies 0.3%
Blackstone Private Credit Fund
7.05%, due 9/29/25	1,870,000	1,903,062
Iron & Steel 0.2%
Nucor Corp.
2.00%, due 6/1/25	1,550,000	1,487,976
Media 0.5%
Charter Communications Operating LLC
6.65%, due 2/1/34	1,720,000	1,813,711
Comcast Corp.
4.60%, due 10/15/38	740,000	714,569
Paramount Global
4.20%, due 5/19/32	555,000	495,339
		3,023,619
Miscellaneous—Manufacturing 0.0% ‡
3M Co.
3.625%, due 10/15/47	410,000	313,006
Oil & Gas 0.5%
Occidental Petroleum Corp.
6.45%, due 9/15/36	720,000	761,761
Phillips 66 Co.
3.15%, due 12/15/29	2,395,000	2,190,879
		2,952,640
Packaging & Containers 0.1%
Berry Global, Inc.
5.50%, due 4/15/28 (a)	865,000	874,480
	Principal Amount	Value

Pharmaceuticals 0.8%
AbbVie, Inc.
2.95%, due 11/21/26	$ 850,000	$ 815,063
4.05%, due 11/21/39	135,000	121,898
Cigna Group (The)
4.90%, due 12/15/48	1,025,000	974,507
CVS Health Corp.
5.30%, due 6/1/33	850,000	872,285
Eli Lilly & Co.
3.375%, due 3/15/29	1,215,000	1,168,494
Merck & Co., Inc.
5.00%, due 5/17/53	290,000	298,180
5.15%, due 5/17/63	260,000	271,066
Pfizer Investment Enterprises Pte. Ltd.
5.30%, due 5/19/53	370,000	377,727
		4,899,220
Pipelines 2.2%
Cheniere Energy, Inc.
4.625%, due 10/15/28	2,005,000	1,957,139
Columbia Pipelines Operating Co. LLC
6.714%, due 8/15/63 (a)	445,000	490,745
Energy Transfer LP
5.00%, due 5/15/50	1,045,000	931,691
Enterprise Products Operating LLC
4.80%, due 2/1/49	550,000	520,245
5.35%, due 1/31/33	1,700,000	1,779,155
Kinder Morgan, Inc.
5.45%, due 8/1/52	390,000	373,006
MPLX LP
4.95%, due 9/1/32	875,000	856,178
ONEOK, Inc.
5.55%, due 11/1/26	980,000	997,245
5.85%, due 1/15/26	1,615,000	1,638,421
6.05%, due 9/1/33	390,000	413,212
6.625%, due 9/1/53	265,000	296,571
Targa Resources Partners LP
5.50%, due 3/1/30	3,075,000	3,074,447
Williams Cos., Inc. (The)
4.85%, due 3/1/48	570,000	517,748
		13,845,803
Real Estate Investment Trusts 1.1%
American Tower Corp.
2.10%, due 6/15/30	2,695,000	2,260,599
Crown Castle, Inc.
5.80%, due 3/1/34	1,225,000	1,267,876
Simon Property Group LP
1.75%, due 2/1/28	1,950,000	1,752,307

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Sun Communities Operating LP
2.70%, due 7/15/31	$ 1,800,000	$ 1,499,855
		6,780,637
Retail 0.7%
AutoZone, Inc.
5.20%, due 8/1/33	1,710,000	1,740,406
Home Depot, Inc. (The)
4.95%, due 9/15/52	1,070,000	1,081,176
Lowe's Cos., Inc.
5.15%, due 7/1/33	450,000	462,353
5.625%, due 4/15/53	625,000	655,266
5.75%, due 7/1/53	230,000	243,672
		4,182,873
Semiconductors 1.1%
Broadcom, Inc. (a)
2.45%, due 2/15/31	1,250,000	1,068,829
3.137%, due 11/15/35	925,000	759,410
3.469%, due 4/15/34	835,000	726,454
Intel Corp.
5.20%, due 2/10/33	605,000	632,031
5.70%, due 2/10/53	960,000	1,037,865
5.90%, due 2/10/63	205,000	228,494
Micron Technology, Inc.
6.75%, due 11/1/29	1,210,000	1,307,509
NXP BV
5.00%, due 1/15/33	955,000	956,477
QUALCOMM, Inc.
4.50%, due 5/20/52	260,000	242,788
Texas Instruments, Inc.
5.05%, due 5/18/63	90,000	92,192
		7,052,049
Software 0.5%
Microsoft Corp.
2.525%, due 6/1/50	965,000	658,779
Oracle Corp.
3.95%, due 3/25/51	360,000	281,904
4.90%, due 2/6/33	1,170,000	1,164,677
5.55%, due 2/6/53	850,000	850,237
		2,955,597
Telecommunications 1.8%
AT&T, Inc.
3.50%, due 9/15/53	730,000	529,766
3.55%, due 9/15/55	997,000	716,820
4.35%, due 3/1/29	1,464,000	1,444,834
	Principal Amount	Value

Telecommunications (continued)
AT&T, Inc. (continued)
5.40%, due 2/15/34	$ 1,565,000	$ 1,614,024
Bell Canada
3.65%, due 8/15/52	425,000	327,977
Rogers Communications, Inc.
4.55%, due 3/15/52	385,000	335,753
T-Mobile USA, Inc.
2.625%, due 2/15/29	2,095,000	1,886,074
3.40%, due 10/15/52	400,000	291,339
5.75%, due 1/15/34	1,680,000	1,781,879
Verizon Communications, Inc.
3.40%, due 3/22/41	685,000	545,288
4.50%, due 8/10/33	705,000	687,702
5.05%, due 5/9/33	1,285,000	1,310,863
		11,472,319
Transportation 0.7%
FedEx Corp.
5.25%, due 5/15/50	970,000	965,426
Norfolk Southern Corp.
3.00%, due 3/15/32	1,005,000	893,576
3.05%, due 5/15/50	605,000	430,314
Union Pacific Corp.
2.80%, due 2/14/32	2,060,000	1,827,546
United Parcel Service, Inc.
5.30%, due 4/1/50	520,000	553,857
		4,670,719
Trucking & Leasing 0.3%
Penske Truck Leasing Co. LP (a)
5.75%, due 5/24/26	940,000	947,443
6.05%, due 8/1/28	670,000	694,447
		1,641,890
Total Corporate Bonds (Cost $250,607,513)		255,677,777
Mortgage-Backed Securities 6.6%
Agency (Collateralized Mortgage Obligations) 1.2%
FHLMC, Strips
REMIC, Series 390, Class C5
2.00%, due 4/15/42 (f)	2,463,390	222,564
FNMA (f)
REMIC, Series 2023-2, Class DI
2.00%, due 5/25/51	16,658,773	2,179,196
REMIC, Series 2021-3, Class TI
2.50%, due 2/25/51	16,701,229	2,684,285
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FNMA, Strips (f)
REMIC, Series 432, Class C6
2.00%, due 4/25/42 (g)	$ 13,219,267	$ 1,280,094
REMIC, Series 365, Class 13
5.50%, due 5/25/36	7,565,892	1,390,226
		7,756,365
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.5%
BWAY Mortgage Trust
Series 2013-1515, Class A2
3.454%, due 3/10/33 (a)	2,320,000	2,177,918
CENT Trust
Series 2023-CITY, Class A
7.982% (1 Month SOFR + 2.62%), due 9/15/38 (a)(c)	2,400,000	2,412,027
FNMA, ACES
REMIC, Series 2019-M12, Class X3
0.602%, due 6/25/29 (f)(h)	77,000,000	2,206,104
GNMA (f)(h)
REMIC, Series 2023-179
0.612%, due 9/16/63	49,913,565	2,071,977
REMIC, Series 2023-108
0.699%, due 8/16/59	60,840,742	2,132,164
REMIC, Series 2021-106
0.859%, due 4/16/63	40,376,562	2,639,985
OPEN Trust
Series 2023-AIR, Class A
8.451% (1 Month SOFR + 3.089%), due 10/15/28 (a)(c)	2,303,890	2,308,604
		15,948,779
Whole Loan (Collateralized Mortgage Obligations) 2.9%
A&D Mortgage Trust (a)(b)
Series 2023-NQM3, Class A2
7.139%, due 7/25/68	2,895,214	2,925,694
Series 2023-NQM4, Class A1
7.472%, due 9/25/68	2,705,997	2,764,701
Series 2023-NQM4, Class A2
7.826%, due 9/25/68	1,967,998	2,010,851
BRAVO Residential Funding Trust
Series 2023-NQM8, Class A1
6.394%, due 10/25/63 (a)(b)	2,250,000	2,264,204
COLT Mortgage Loan Trust (a)(b)
Series 2023-4, Class A1
7.163%, due 10/25/68	2,730,065	2,796,868
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
COLT Mortgage Loan Trust (a)(b) (continued)
Series 2023-3, Class A1
7.18%, due 9/25/68	$ 2,461,075	$ 2,520,828
GCAT Trust
Series 2023-NQM3, Class A1
6.889%, due 8/25/68 (a)(i)	2,943,647	2,987,904
		18,271,050
Total Mortgage-Backed Securities (Cost $41,636,306)		41,976,194
U.S. Government & Federal Agencies 44.9%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 6.0%
FHLMC Gold Pools, 15 Year
5.00%, due 3/1/25	2,142	2,156
FHLMC Gold Pools, 30 Year
6.50%, due 11/1/35	1,737	1,817
6.50%, due 8/1/37	13,092	13,725
UMBS Pool, 30 Year
2.00%, due 8/1/50	3,258,368	2,682,978
2.00%, due 11/1/50	2,593,726	2,158,766
2.00%, due 3/1/51	2,833,269	2,333,190
2.50%, due 7/1/50	4,230,746	3,665,589
2.50%, due 10/1/50	2,354,681	2,037,806
2.50%, due 11/1/50	2,569,653	2,238,274
2.50%, due 2/1/51	2,883,854	2,504,611
2.50%, due 10/1/51	2,131,471	1,842,024
2.50%, due 4/1/52	2,356,761	2,032,084
3.00%, due 3/1/52	4,588,763	4,148,698
3.50%, due 11/1/51	3,207,527	2,957,817
4.00%, due 10/1/52	2,987,255	2,839,976
5.00%, due 12/1/52	2,555,164	2,531,149
5.00%, due 7/1/53	2,435,897	2,418,263
5.50%, due 10/1/52	1,639,451	1,651,066
		38,059,989
Federal National Mortgage Association (Mortgage Pass-Through Securities) 14.3%
UMBS, 15 Year
2.00%, due 3/1/37	5,398,292	4,869,979
4.50%, due 5/1/24	5,708	5,676
UMBS, 30 Year
2.00%, due 8/1/50	3,486,771	2,881,425
2.00%, due 9/1/50	5,493,986	4,571,380
2.00%, due 12/1/50	3,368,395	2,779,244
2.00%, due 3/1/51	4,346,581	3,604,240
2.00%, due 3/1/51	5,432,899	4,492,435

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Bond Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
2.00%, due 3/1/52	$ 4,846,405	$ 4,001,427
2.50%, due 5/1/43	233,788	203,970
2.50%, due 6/1/50	2,907,316	2,514,914
2.50%, due 9/1/50	2,060,769	1,792,967
2.50%, due 8/1/51	4,559,861	3,952,425
2.50%, due 9/1/51	2,000,000	1,717,106
2.50%, due 10/1/51	3,591,691	3,095,609
2.50%, due 10/1/51	2,918,977	2,535,387
2.50%, due 11/1/51	3,231,276	2,804,614
2.50%, due 4/1/52	2,350,000	2,026,581
3.00%, due 11/1/48	2,940,479	2,678,988
3.00%, due 2/1/50	4,921,684	4,473,849
3.00%, due 1/1/52	3,594,430	3,217,053
3.50%, due 5/1/48	4,807,753	4,511,675
3.50%, due 2/1/52	2,189,941	2,019,319
3.50%, due 3/1/52	2,614,340	2,407,529
4.00%, due 5/1/52	5,119,480	4,886,861
4.50%, due 7/1/52	2,740,739	2,658,431
4.50%, due 7/1/52	1,926,998	1,877,132
5.50%, due 10/1/52	2,671,393	2,689,702
5.50%, due 12/1/52	4,612,851	4,694,128
6.00%, due 9/1/53	2,404,082	2,487,285
6.50%, due 10/1/36	10,004	10,589
6.50%, due 8/1/37	1,831	1,901
7.00%, due 9/1/37	15,893	16,593
7.00%, due 10/1/37	263	275
7.00%, due 11/1/37	3,553	3,673
7.50%, due 7/1/28	3,403	3,402
UMBS, Single Family, 30 Year (j)
4.50%, due 1/25/54 TBA	1,500,000	1,453,945
6.00%, due 1/25/54 TBA	1,850,000	1,878,328
6.50%, due 1/25/54 TBA	1,600,000	1,639,563
		91,459,600
Government National Mortgage Association (Mortgage Pass-Through Securities) 4.4%
GNMA I, Single Family, 30 Year
4.00%, due 3/15/44	19,243	18,677
4.00%, due 7/15/44	127,521	123,007
4.00%, due 7/15/45	56,413	54,697
4.50%, due 6/15/39	305,806	307,547
4.50%, due 6/15/40	127,173	126,661
GNMA II, 30 Year
2.00%, due 3/20/51	3,824,379	3,160,116
2.50%, due 1/20/51	1,883,691	1,626,855
	Principal Amount	Value

Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
GNMA II, 30 Year (continued)
2.50%, due 3/20/51	$ 3,747,053	$ 3,268,777
2.50%, due 4/20/51	4,704,175	4,100,794
3.50%, due 5/20/52	3,187,589	2,961,345
4.50%, due 9/20/52	2,987,124	2,923,171
GNMA II, Single Family, 30 Year
3.00%, due 8/20/51	3,014,974	2,734,982
3.00%, due 10/20/51	3,248,238	2,942,158
4.00%, due 4/20/52	2,199,742	2,098,922
5.00%, due 7/20/52	1,599,098	1,589,119
		28,036,828
United States Treasury Bonds 3.5%
U.S. Treasury Bonds
1.875%, due 2/15/41	3,770,000	2,710,424
2.375%, due 2/15/42	2,140,000	1,641,948
2.875%, due 5/15/52	4,560,000	3,630,544
3.25%, due 5/15/42	500,000	438,672
4.375%, due 8/15/43	5,050,000	5,154,945
4.75%, due 11/15/53	7,925,000	8,887,145
		22,463,678
United States Treasury Notes 16.7%
U.S. Treasury Notes
4.375%, due 11/30/28	16,835,000	17,226,940
4.375%, due 11/30/30	37,900,000	38,971,859
4.625%, due 11/15/26	30,100,000	30,575,015
5.00%, due 10/31/25	19,975,000	20,202,840
		106,976,654
Total U.S. Government & Federal Agencies (Cost $284,629,849)		286,996,749
Total Long-Term Bonds (Cost $624,000,669)		631,089,272
Total Investments, Before Investments Sold Short (Cost $624,000,669)	98.8%	631,089,272
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Investments Sold Short (0.1)%
U.S. Government & Federal Agency Sold Short (0.1)%
Federal National Mortgage Association (Mortgage Pass-Through Security) (0.1)%
UMBS, Single Family, 30 Year
4.00%, due 1/25/54 TBA (j)	$ (750,000)	$ (709,306)
Total Investments Sold Short (Proceeds $688,711)		(709,306)
Total Investments, Net of Investments Sold Short (Cost $623,311,958)	98.7%	630,379,966
Other Assets, Less Liabilities	1.3	8,386,738
Net Assets	100.0%	$ 638,766,704

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Step coupon—Rate shown was the rate in effect as of December 31, 2023.
(c)	Floating rate—Rate shown was the rate in effect as of December 31, 2023.
(d)	Delayed delivery security.
(e)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2023.
(f)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(g)	Illiquid security—As of December 31, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $1,280,094, which represented 0.2% of the Portfolio’s net assets. (Unaudited)
(h)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2023.
(i)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2023.
(j)	TBA—Security purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2023, the total net market value was $4,262,530, which represented 0.7% of the Portfolio’s net assets. All or a portion of this security is a part of a mortgage dollar roll agreement.

Futures Contracts
As of December 31, 2023, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 2 Year Notes	87	March 2024	$ 17,763,647	$ 17,914,523	$ 150,876
U.S. Treasury 5 Year Notes	110	March 2024	11,720,166	11,965,078	244,912
U.S. Treasury Ultra Bonds	334	March 2024	40,804,174	44,620,313	3,816,139
Total Long Contracts					4,211,927
Short Contracts
U.S. Treasury 10 Year Notes	(136)	March 2024	(14,915,240)	(15,353,125)	(437,885)
U.S. Treasury 10 Year Ultra Bonds	(114)	March 2024	(12,897,758)	(13,453,781)	(556,023)
Total Short Contracts					(993,908)
Net Unrealized Appreciation					$ 3,218,019

1.	As of December 31, 2023, cash in the amount of $1,981,500 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2023.

Abbreviation(s):
ACES—Alternative Credit Enhancement Securities
CLO—Collateralized Loan Obligation
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Bond Portfolio

FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
TBA—To Be Announced
UMBS—Uniform Mortgage Backed Securities
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 46,438,552	$ —	$ 46,438,552
Corporate Bonds	—	255,677,777	—	255,677,777
Mortgage-Backed Securities	—	41,976,194	—	41,976,194
U.S. Government & Federal Agencies	—	286,996,749	—	286,996,749
Total Investments in Securities	—	631,089,272	—	631,089,272
Other Financial Instruments
Futures Contracts (b)	4,211,927	—	—	4,211,927
Total Investments in Securities and Other Financial Instruments	$ 4,211,927	$ 631,089,272	$ —	$ 635,301,199
Liability Valuation Inputs
Long-Term Bonds Sold Short
U.S. Government & Federal Agency Sold Short	$ —	$ (709,306)	$ —	$ (709,306)
Other Financial Instruments
Futures Contracts (b)	(993,908)	—	—	(993,908)
Total Investments in Securities Sold Short and Other Financial Instruments	$ (993,908)	$ (709,306)	$ —	$ (1,703,214)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in securities, at value (identified cost $624,000,669)	$631,089,272
Cash	4,280,651
Cash collateral on deposit at broker for futures contracts	1,981,500
Receivables:
Investment securities sold	6,894,292
Interest	5,281,303
Portfolio shares sold	24,192
Other assets	19,325
Total assets	649,570,535
Liabilities
Investments sold short (proceeds $688,711)	709,306
Payables:
Investment securities purchased	9,133,555
Portfolio shares redeemed	439,408
Manager (See Note 3)	267,615
Variation margin on futures contracts	103,849
NYLIFE Distributors (See Note 3)	78,423
Professional fees	41,324
Custodian	21,832
Shareholder communication	7,047
Accrued expenses	1,472
Total liabilities	10,803,831
Net assets	$638,766,704
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 52,002
Additional paid-in-capital	736,598,369
736,650,371
Total distributable earnings (loss)	(97,883,667)
Net assets	$638,766,704
Initial Class
Net assets applicable to outstanding shares	$266,632,296
Shares of beneficial interest outstanding	21,559,320
Net asset value per share outstanding	$ 12.37
Service Class
Net assets applicable to outstanding shares	$372,134,408
Shares of beneficial interest outstanding	30,442,965
Net asset value per share outstanding	$ 12.22

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Bond Portfolio

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Interest	$ 32,268,620
Expenses
Manager (See Note 3)	3,301,721
Distribution/Service—Service Class (See Note 3)	942,184
Professional fees	117,421
Custodian	48,058
Trustees	17,698
Shareholder communication	3,599
Miscellaneous	13,325
Total expenses	4,444,006
Net investment income (loss)	27,824,614
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(27,627,313)
Futures transactions	(7,306,683)
Net realized gain (loss)	(34,933,996)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	37,045,289
Futures contracts	3,914,711
Investments sold short	(20,595)
Net change in unrealized appreciation (depreciation)	40,939,405
Net realized and unrealized gain (loss)	6,005,409
Net increase (decrease) in net assets resulting from operations	$ 33,830,023
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 27,824,614	$ 17,635,047
Net realized gain (loss)	(34,933,996)	(99,034,005)
Net change in unrealized appreciation (depreciation)	40,939,405	(42,710,979)
Net increase (decrease) in net assets resulting from operations	33,830,023	(124,109,937)
Distributions to shareholders:
Initial Class	(8,428,021)	(5,913,796)
Service Class	(9,819,848)	(6,975,813)
Total distributions to shareholders	(18,247,869)	(12,889,609)
Capital share transactions:
Net proceeds from sales of shares	60,830,751	90,735,240
Net asset value of shares issued to shareholders in reinvestment of distributions	18,247,869	12,889,609
Cost of shares redeemed	(135,979,597)	(172,961,774)
Increase (decrease) in net assets derived from capital share transactions	(56,900,977)	(69,336,925)
Net increase (decrease) in net assets	(41,318,823)	(206,336,471)
Net Assets
Beginning of year	680,085,527	886,421,998
End of year	$ 638,766,704	$ 680,085,527
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Bond Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 12.08	$ 14.43	$ 15.37	$ 14.57	$ 13.72
Net investment income (loss) (a)	0.52	0.33	0.21	0.28	0.37
Net realized and unrealized gain (loss)	0.12	(2.42)	(0.42)	0.87	0.88
Total from investment operations	0.64	(2.09)	(0.21)	1.15	1.25
Less distributions:
From net investment income	(0.35)	(0.26)	(0.27)	(0.31)	(0.40)
From net realized gain on investments	—	—	(0.46)	(0.04)	—
Total distributions	(0.35)	(0.26)	(0.73)	(0.35)	(0.40)
Net asset value at end of year	$ 12.37	$ 12.08	$ 14.43	$ 15.37	$ 14.57
Total investment return (b)	5.58%	(14.47)%	(1.37)%	7.94%	9.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.30%	2.53%	1.39%	1.83%	2.60%
Net expenses (c)	0.52%	0.53%	0.52%	0.53%	0.54%
Portfolio turnover rate (d)	469%	474%	326%	255%	204%
Net assets at end of year (in 000's)	$ 266,632	$ 292,815	$ 366,020	$ 412,053	$ 341,408

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 463%, 438%, 194%, 241% and 197% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively.

	Year Ended December 31,
Service Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 11.93	$ 14.25	$ 15.19	$ 14.41	$ 13.58
Net investment income (loss) (a)	0.49	0.29	0.17	0.24	0.33
Net realized and unrealized gain (loss)	0.12	(2.39)	(0.41)	0.86	0.87
Total from investment operations	0.61	(2.10)	(0.24)	1.10	1.20
Less distributions:
From net investment income	(0.32)	(0.22)	(0.24)	(0.28)	(0.37)
From net realized gain on investments	—	—	(0.46)	(0.04)	—
Total distributions	(0.32)	(0.22)	(0.70)	(0.32)	(0.37)
Net asset value at end of year	$ 12.22	$ 11.93	$ 14.25	$ 15.19	$ 14.41
Total investment return (b)	5.31%	(14.68)%	(1.62)%	7.67%	8.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.05%	2.26%	1.14%	1.57%	2.34%
Net expenses (c)	0.77%	0.78%	0.77%	0.78%	0.79%
Portfolio turnover rate (d)	469%	474%	326%	255%	204%
Net assets at end of year (in 000's)	$ 372,134	$ 387,271	$ 520,402	$ 530,338	$ 427,338

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 463%, 438%, 194%, 241% and 197% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Bond Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 23, 1984
Service Class	June 4, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

24	MainStay VP Bond Portfolio

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds,
25

Notes to Financial Statements (continued)
asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Portfolio's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Portfolio's procedures described above. The liquidity of the Portfolio's investments was determined as of December 31, 2023, and can change at any time.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment

26	MainStay VP Bond Portfolio

based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging  techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio.
(H) Securities Sold Short.  During the year ended December 31, 2023, the Portfolio engaged in sales of securities it did not own ("short sales") as part of its investment strategies. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.
(I) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(J) Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Portfolio has sold a security it owns on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.
27

Notes to Financial Statements (continued)
(K) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio's securities as well as help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of December 31, 2023:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$4,211,927	$4,211,927
Total Fair Value	$4,211,927	$4,211,927

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(993,908)	$(993,908)
Total Fair Value	$(993,908)	$(993,908)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Transactions	$(7,306,683)	$(7,306,683)
Total Net Realized Gain (Loss)	$(7,306,683)	$(7,306,683)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$3,914,711	$3,914,711
Total Net Change in Unrealized Appreciation (Depreciation)	$3,914,711	$3,914,711

Average Notional Amount	Total
Futures Contracts Long	$ 79,945,218
Futures Contracts Short	$(39,212,523)

28	MainStay VP Bond Portfolio

Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; 0.45% from $1 billion to $3 billion; and 0.44% in excess of $3 billion. During the year ended December 31, 2023, the effective management fee rate was 0.49% of the Portfolio's average daily net assets.
During the year ended December 31, 2023, New York Life Investments earned fees from the Portfolio in the amount of $3,301,721 and paid the Subadvisor fees in the amount of $1,650,860.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$623,437,725	$13,522,406	$(7,907,495)	$5,614,911
As of December 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$27,827,035	$(132,652,944)	$—	$6,942,242	$(97,883,667)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts, wash sale and straddle loss deferral adjustments.
As of December 31, 2023, for federal income tax purposes, capital loss carryforwards of $131,325,613, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$62,592	$68,733
During the years ended December 31, 2023 and December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$18,247,869	$12,889,609
29

Notes to Financial Statements (continued)
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily SOFR + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2023, purchases and sales of U.S. government securities were $1,897,089 and $1,966,968, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $1,145,225 and $1,128,024, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2023 and December 31, 2022, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	2,871,598	$ 35,227,311
Shares issued to shareholders in reinvestment of distributions	734,475	8,428,021
Shares redeemed	(6,294,173)	(76,014,720)
Net increase (decrease)	(2,688,100)	$(32,359,388)
Year ended December 31, 2022:
Shares sold	5,245,388	$ 67,757,317
Shares issued to shareholders in reinvestment of distributions	502,562	5,913,796
Shares redeemed	(6,872,142)	(89,940,899)
Net increase (decrease)	(1,124,192)	$(16,269,786)

Service Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	2,124,875	$ 25,603,440
Shares issued to shareholders in reinvestment of distributions	865,314	9,819,848
Shares redeemed	(4,998,282)	(59,964,877)
Net increase (decrease)	(2,008,093)	$(24,541,589)
Year ended December 31, 2022:
Shares sold	1,796,487	$ 22,977,923
Shares issued to shareholders in reinvestment of distributions	599,549	6,975,813
Shares redeemed	(6,472,414)	(83,020,875)
Net increase (decrease)	(4,076,378)	$(53,067,139)
Note 10–Other Matters
As of the date of this report, the Portfolio faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Portfolio's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager

30	MainStay VP Bond Portfolio

for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP Bond Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Bond Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2024
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
32	MainStay VP Bond Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, NYL Investors personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements.  In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have invested in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by NYL Investors, evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Portfolio’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that NYL Investors provides to the Portfolio and considered the terms of each of the Advisory Agreements.  The Board evaluated NYL Investors’ experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at NYL Investors.  The Board considered New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Portfolio.  The Board also considered NYL Investors’ ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Portfolio.  In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and NYL Investors regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

34	MainStay VP Bond Portfolio

Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between representatives of NYL Investors and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and NYL Investors, and profitability of New York Life Investments and its affiliates, including NYL Investors due to their relationships with the Portfolio, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including NYL Investors’, continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio.  The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Portfolio.  The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio.  In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts.  The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor, and insurance companies affiliated with New York Life Investments would be entitled to receive fees from the Portfolio under a distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including NYL Investors, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Portfolio.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Portfolio, if any.  The Board considered the contractual management fee schedule for the Portfolio as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses.  The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Portfolio and whether the Portfolio’s management fee and expense structure permits any economies of scale to be appropriately shared with the Portfolio’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio.  The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Portfolio’s shareholders through the Portfolio’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

36	MainStay VP Bond Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov .
37

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay VP Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay Funds: Trustee since 2023 (11 Funds)
MainStay Funds Trust: Trustee since 2023 (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
38	MainStay VP Bond Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay VP Funds Trust: Chair since 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC since 1990	81	MainStay Funds: Chair since January 2017 and Trustee since 2007 (11 Funds); MainStay Funds Trust: Chair since January 2017 and Trustee since 1990 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
39

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay Funds: Trustee since 2006 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
40	MainStay VP Bond Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015 to 2016); Managing Director, Product Development (from 2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
41

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP Natural Resources Portfolio
MainStay VP PineStone International Equity Portfolio1
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio2
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
PineStone Asset Management Inc.
Montreal, Québec
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to August 28, 2023, the Portfolio's name was MainStay VP MacKay International Equity Portfolio.
2.	Effective on or about May 1, 2024, the MainStay VP MacKay Government Portfolio will be renamed the MainStay VP U.S. Infrastructure Bond Portfolio.
Not part of the Annual Report

2023 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2024 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015932	MSVPB11-02/24
(NYLIAC) NI509

MainStay VP MacKay Government Portfolio

Message from the President and Annual Report
December 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit our website.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Against a backdrop of easing inflationary pressures and continued economic growth, stocks and bonds generally gained ground during the 12-month period ended December 31, 2023, despite high levels of volatility and sharp disparities between the performance of the different market sectors.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation, interest rate, and economic growth trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 6.4% in January, and 3.4% in December 2023. At the same time, the Fed increased the benchmark federal funds rate from 4.25%–4.50% at the beginning of reporting period, to 5.25%–5.50% as of the end of 2023. Despite the increasing cost of capital and tighter lending environment that resulted from rising rates, economic growth remained surprisingly robust, bolstered by high levels of consumer spending, low levels of unemployment and better-than-expected corporate earnings. With the pace of rate increases slowing from the prior year, investors began hoping for an early shift to a looser monetary policy, with stock prices and bond yields reacting as economic data and statements from the Fed either reinforced or undercut those hopes. Following months of hawkish rhetoric, the Fed finally reversed its stance in December 2023, signaling a positive economic outlook with little chance of a recession and a likelihood of rate cuts in 2024.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced strong gains during the reporting period-– recovering all its losses from 2022 and approached new record territory. A preponderance of the Index’s gains were generated by a relatively small number of mega-cap stocks in the information technology, communication services and consumer discretionary sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened during the closing weeks of the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced generally positive returns, bolstered by attractive and relatively stable yields. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield. Corporate bond prices trended moderately higher, generally outperforming government securities. After years of low yields and tight credit spreads, the corporate sector benefited from more attractive valuations and income opportunities. Among corporates, markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. International bond markets produced mixed returns, with emerging-markets issues advancing over their developed-markets counterparts.
The market volatility of recent years reminds us of the constant need for experienced and steadfast portfolio management in the face of uncertainty. New York Life Investments remains dedicated to providing you, as a valued MainStay VP investor, with the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1/29/1993	5.00%	0.30%	0.97%	0.56%
Service Class Shares	6/4/2003	4.74	0.05	0.72	0.81

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg U.S. Government Bond Index[1]	4.09%	0.56%	1.27%
Morningstar Intermediate Government Category Average[2]	4.42	0.27	0.96

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Bloomberg U.S. Government Bond Index is the Portfolio’s primary benchmark. The Bloomberg U.S. Government Bond Index is a broad-based benchmark that consists of publicly issued debt of the U.S. Treasury and government agencies. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Government Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,030.70	$2.87	$1,022.38	$2.85	0.56%
Service Class Shares	$1,000.00	$1,029.40	$4.14	$1,021.12	$4.13	0.81%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP MacKay Government Portfolio

Portfolio Composition as of December 31, 2023 (Unaudited)
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2023 (excluding short-term investments) (Unaudited)
1.	UMBS, 30 Year, 2.00%-6.50%, due 2/1/41–9/1/53
2.	U.S. Treasury Notes, 0.375%-3.00%, due 8/15/24–2/15/30
3.	UMBS Pool, 30 Year, 2.00%-6.50%, due 6/1/46–12/1/53
4.	FREMF Mortgage Trust, 3.455%-4.325%, due 6/25/47–2/25/52
5.	GNMA, (zero coupon)-6.952%, due 6/16/37–2/20/52
6.	FNMA, (zero coupon)-3.50%, due 7/25/42–3/25/60
7.	FNMA, Other, 2.50%-6.50%, due 4/1/25–6/1/57
8.	FHLMC Gold Pools, 30 Year, 2.50%-5.00%, due 11/1/41–3/1/49
9.	U.S. Treasury Inflation Linked Notes, 0.125%, due 1/15/30–7/15/30
10.	UMBS, 20 Year, 2.00%-3.00%, due 10/1/32–7/1/41

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Steven H. Rich, Neil Moriarty III, Tom Musmanno, CFA, Michael DePalma and Zach Aronson of MacKay Shields LLC, the Portfolio’s Subadvisor.
How did MainStay VP MacKay Government Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2023?
For the 12 months ended December 31, 2023, MainStay VP MacKay Government Portfolio returned 5.00% for Initial Class shares and 4.74% for Service Class shares. Over the same period, both share classes outperformed the 4.09% return of the Bloomberg U.S. Government Bond Index (“the Index”), which is the Portfolio’s benchmark. Over the same period, both share classes also outperformed the 4.42% return of the Morningstar Intermediate Government Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
Duration,2 yield-curve3 posture, sector weighting and issue selection were the four factors primarily affecting the Portfolio’s performance relative to the Index. The Portfolio outperformed the Index on all four factors, with yield advantage from overweight exposure to mortgage-backed securities offering the largest effect. The Portfolio’s relative performance also benefited from low turnover and low cash levels. By staying fully invested and minimizing cash, the Portfolio preserved yield.
Duration and yield-curve posture: Snapshots of the U.S. Treasury curve on December 31, 2022, and December 31, 2023, suggest that Treasury yields moved sideways during the reporting period, with higher year-end yields of Treasury bills an outlier. This perspective, however, belies the volatility that unmoored yields intra-year. For example, the yield on the 10-year Treasury troughed during the reporting period at 3.3%, then crested at 5.0%, before settling back to 3.9%, consistent with the prior year-end level. Rate volatility tracked the actions of the policy committee of the U.S. Federal Reserve (the “Fed”), which continued to hike the federal funds rate in 2023, although at smaller (25 basis point) increments than in 2022. (A basis point is one one-hundredth of a percentage point.) Additionally, pockets of event risk were evident during 2023 (i.e., March’s regional bank failures and the debt ceiling standoff in June), and these episodes also roiled Treasury bonds. The possibility of a Fed pause on moderating inflation—or perhaps a pivot to rate cuts—in 2024, buoyed investor spirits toward year-end, as evidenced by the aggressive Treasury rally in November and December.
During 2023, the Portfolio maintained a shorter duration than the Index and held an overweight position in intermediate maturities. The Portfolio’s duration and curve postures contributed mixed quarterly performance relative to the Index due to rate volatility. (Contributions take weightings and total returns into account.)
However, for the reporting period overall, the Portfolio’s short duration posture, along with overweight exposure in the curve’s center, proved accretive to relative performance.
Sector weighting: Residential mortgage-backed securities, some backed by single-family properties and others backed by multifamily properties, represented the Portfolio’s largest sector exposure. Our commitment to the mortgage sector imparted a yield advantage over lower-yielding Treasury securities and agency debentures. However, the reporting period’s interest-rate volatility modestly chipped away at the yield advantage of the single-family mortgage-backed securities. In contrast, securities backed by mortgages on multifamily properties were more volatility-resistant due to their prepayment protection.
What was the Portfolio’s duration strategy during the reporting period?
The Portfolio ended the reporting period with a duration of 5.2 years, 0.3 year shorter than at the beginning of the reporting period. The Portfolio’s duration typically lengthens as Treasury yields rise because of its exposure to single-family residential mortgage-backed securities. Mortgage rates move directionally with Treasury rates. Higher mortgage rates crimp refinancing opportunities and, in turn, slow prepayments. During the reporting period, we offset the mortgage extension by trimming the Portfolio’s Treasury futures position and by swapping some of the Portfolio’s assets from mortgage passthroughs into collateralized mortgage obligations (“CMOs”) with shorter durations and more stable cash-flow patterns.
The Index is composed primarily (97%) of U.S. Treasury securities, and the Index’s constituents are well distributed across the yield curve. With Treasury yields settling into year-end levels not too distant from those at the beginning of the year, the Index’s duration was stable, lengthening from 6.0 years to 6.1 years.
Duration measures price sensitivity to yield change. Accordingly, the Portfolio was advantaged by its relatively short duration during the reporting period because its performance was less affected than the Index by the volatility of Treasury yields.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
The Portfolio’s commitment to agency multifamily mortgage-backed securities made a positive contribution to absolute performance during the reporting period. Agency multifamily mortgage-backed securities are backed by Federal

1.	See "Investment and Performance Comparison" for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
8	MainStay VP MacKay Government Portfolio

National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHMLC”) mortgages on larger, multifamily developments and apartment buildings. Multifamily mortgages are typically not freely prepayable like single-family mortgages. Consequently, they amortize more slowly. Investors crossed over to multifamily from single family, attracted to the more stable cash-flow profiles offered by securities backed by mortgages on multifamily properties. As a result, multifamily mortgage-backed securities outperformed comparable-duration single-family mortgage-backed passthroughs.
CMOs outperformed comparable-duration single-family mortgage passthroughs. CMO cash-flow profiles are more stable than those of mortgage passthroughs. In turn, CMOs withstood the reporting period’s interest-rate volatility better than mortgage passthroughs. Within the CMO sector, the Portfolio’s interest-only structures performed well. Interest-only structures benefit from slower mortgage prepayment speeds. Slower prepayment speeds were a hallmark of the reporting period against the backdrop of higher mortgage rates.
The Portfolio’s weaker performers were its longer-duration Treasury security holdings. As rising Treasury rates were applied to the securities’ long durations, the negative price impact offset a substantial portion of the securities’ return contributed from yield. Moderating inflation during the reporting period also weighed on the returns of the Portfolio’s Treasury Inflation Protected Securities (2.5% of assets), which underperformed comparable-duration nominal Treasury securities.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, we increased the Portfolio’s allocation to CMOs by reinvesting principal paydowns from mortgage-backed passthroughs. The trade expressed our preference for structured mortgage cash-flows. As a byproduct of these trades, the Portfolio’s exposure to Government National Mortgage Association (“GNMA”) mortgages rose and exposure to FNMA mortgages fell.
The Portfolio’s exposure to securitizations of small business administration (SBA) loans fell modestly during the reporting period as we redeployed the sector’s principal paydowns elsewhere.
All other sector exposures remained stable during the reporting period.
How was the Portfolio positioned at the end of the reporting period?
Relative to the Index, the Portfolio ended the reporting period with underweight exposure to U.S. Treasury securities; equivalently weighted exposure to agency debentures; and overweight exposure to agency residential mortgage-backed securities (both single-family and multifamily) and taxable municipals. The Portfolio also held modestly overweight exposure to asset-backed securities and non-agency mortgage-backed securities. The Portfolio ended the reporting period with 0.9% of net assets in cash or cash equivalents.
The Portfolio benefits from the longer-term advantages of yield. As of December 31, 2023, the Portfolio held a 62-basis-point annualized yield advantage over the Index, compared with a 64-basis-point yield advantage at the beginning of the reporting period. The stable yield advantage is a consequence of the Portfolio’s limited turnover during the reporting period.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments December 31, 2023†^
	Principal Amount	Value
Long-Term Bonds 98.7%
Asset-Backed Securities 2.1%
Other Asset-Backed Securities 2.1%
FirstEnergy Ohio PIRB Special Purpose Trust
Series 2013-1, Class A3
3.45%, due 1/15/36	$ 407,162	$ 383,048
PSNH Funding LLC 3
Series 2018-1, Class A1
3.094%, due 2/1/26	22,741	22,685
United States Small Business Administration
Series 2012-20L, Class 1
1.93%, due 12/1/32	182,235	165,275
Series 2014-20H, Class 1
2.88%, due 8/1/34	218,261	203,541
Series 2015-20G, Class 1
2.88%, due 7/1/35	622,678	582,568
Series 2014-20I, Class 1
2.92%, due 9/1/34	241,554	225,481
Series 2014-20C, Class 1
3.21%, due 3/1/34	399,842	378,257
Series 2018-20B, Class 1
3.22%, due 2/1/38	1,064,187	991,067
Series 2018-20D, Class 1
3.31%, due 4/1/38	1,364,265	1,271,479
Total Asset-Backed Securities (Cost $4,646,198)		4,223,401
Corporate Bonds 1.5%
Electric 1.5%
Duke Energy Florida Project Finance LLC
Series 2026
2.538%, due 9/1/29	1,631,249	1,527,204
PG&E Energy Recovery Funding LLC
Series A-1
1.46%, due 7/15/31	1,657,798	1,469,691
		2,996,895
Total Corporate Bonds (Cost $3,284,842)		2,996,895
Mortgage-Backed Securities 23.0%
Agency (Collateralized Mortgage Obligations) 10.8%
FHLMC
REMIC, Series 5038, Class SA
(zero coupon) (SOFR 30A + 4.10%), due 11/25/50 (a)(b)	2,151,159	125,567
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
FHLMC (continued)
REMIC, Series 5057, Class SH
0.413% (SOFR 30A + 5.75%), due 12/25/50 (a)(b)	$ 749,060	$ 99,814
REMIC, Series 5019, Class PL
1.00%, due 10/25/50	596,968	435,574
REMIC, Series 5149, Class LI
2.50%, due 10/25/51 (a)	1,726,359	212,321
REMIC, Series 5013, Class DI
3.00%, due 9/25/50 (a)	1,534,795	288,107
REMIC, Series 5023, Class LI
3.00%, due 10/25/50 (a)	512,968	81,948
REMIC, Series 5094, Class IP
3.00%, due 4/25/51 (a)	565,071	87,622
REMIC, Series 5155, Class KI
3.00%, due 10/25/51 (a)	1,424,438	190,543
REMIC, Series 5160
3.00%, due 10/25/51 (a)	678,792	77,674
REMIC, Series 4888, Class BA
3.50%, due 9/15/48	116,029	108,449
REMIC, Series 4877, Class AT
3.50%, due 11/15/48	127,723	118,852
REMIC, Series 4877, Class BE
3.50%, due 11/15/48	177,483	165,020
FNMA
REMIC, Series 2022-3, Class YS
(zero coupon) (SOFR 30A + 2.55%), due 2/25/52 (a)(b)	3,462,562	35,252
REMIC, Series 2022-10, Class SA
0.413% (SOFR 30A + 5.75%), due 2/25/52 (a)(b)	1,058,000	154,067
REMIC, Series 2016-19, Class SD
0.648% (SOFR 30A + 5.986%), due 4/25/46 (a)(b)	2,685,135	241,028
REMIC, Series 2020-74, Class DA
1.00%, due 10/25/50	529,618	377,520
REMIC, Series 2020-63, Class B
1.25%, due 9/25/50	221,128	169,925
REMIC, Series 2012-124, Class PG
2.00%, due 7/25/42	611,116	542,850
REMIC, Series 2021-53, Class GI
3.00%, due 7/25/48 (a)	1,783,190	262,773
REMIC, Series 2019-13, Class PE
3.00%, due 3/25/49	184,828	166,623
REMIC, Series 2019-58, Class LP
3.00%, due 10/25/49	405,334	359,158
REMIC, Series 2019-77, Class LZ
3.00%, due 1/25/50	1,684,957	1,492,222

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP MacKay Government Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FNMA (continued)
REMIC, Series 2021-13, Class BI
3.00%, due 2/25/50 (a)	$ 966,892	$ 163,125
REMIC, Series 2021-85, Class BI
3.00%, due 12/25/51 (a)	1,361,530	220,935
REMIC, Series 2020-10, Class LP
3.50%, due 3/25/50	1,293,070	1,144,529
REMIC, Series 2021-6, Class MC
3.50%, due 6/25/50	1,245,110	1,149,108
REMIC, Series 2021-6, Class ML
3.50%, due 6/25/50	654,017	593,867
REMIC, Series 2021-12, Class GC
3.50%, due 7/25/50	991,466	905,451
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	1,293,055	1,142,269
FNMA, Strips (a)
REMIC, Series 427, Class C77
2.50%, due 9/25/51	1,353,540	194,254
REMIC, Series 360, Class 2
5.00%, due 8/25/35	33,929	5,498
REMIC, Series 361, Class 2
6.00%, due 10/25/35	8,037	1,555
GNMA
REMIC, Series 2010-151, Class KO
(zero coupon), due 6/16/37	476,663	441,541
REMIC, Series 2021-213, Class ES
(zero coupon) (SOFR 30A + 1.70%), due 12/20/51 (a)(b)	5,261,360	15,583
REMIC, Series 2020-34, Class SC
0.578% (1 Month SOFR + 5.936%), due 3/20/50 (a)(b)	875,977	114,557
REMIC, Series 2020-146, Class SA
0.828% (1 Month SOFR + 6.186%), due 10/20/50 (a)(b)	854,338	128,447
REMIC, Series 2021-57, Class SD
0.828% (1 Month SOFR + 6.186%), due 3/20/51 (a)(b)	1,208,051	154,803
REMIC, Series 2020-146, Class YK
1.00%, due 10/20/50	1,335,959	1,024,985
REMIC, Series 2021-78, Class LA
1.00%, due 5/20/51	572,295	438,797
REMIC, Series 2021-91, Class MF
1.00%, due 5/20/51	292,380	223,848
REMIC, Series 2021-57, Class AI
2.00%, due 2/20/51 (a)	2,300,141	229,487
REMIC, Series 2021-57, Class IN
2.00%, due 2/20/51 (a)	396,544	42,903
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2014-63, Class PG
2.50%, due 7/20/43	$ 417,943	$ 392,130
REMIC, Series 2019-159, Class P
2.50%, due 9/20/49	604,807	525,230
REMIC, Series 2023-19
2.50%, due 2/20/51 (a)	1,621,816	222,295
REMIC, Series 2021-188
2.50%, due 10/20/51 (a)	1,432,269	208,962
REMIC, Series 2019-3, Class A
3.00%, due 4/20/48	59,215	56,279
REMIC, Series 2019-59, Class KA
3.00%, due 12/20/48	345,492	310,927
REMIC, Series 2021-98, Class IN
3.00%, due 6/20/51 (a)	529,738	91,714
REMIC, Series 2021-139, Class IA
3.00%, due 8/20/51 (a)	2,705,123	418,059
REMIC, Series 2021-158, Class NI
3.00%, due 9/20/51 (a)	1,455,345	215,598
REMIC, Series 2022-206, Class CN
3.00%, due 2/20/52	1,174,802	1,008,302
REMIC, Series 2019-92, Class GF
3.50% (1 Month SOFR + 0.804%), due 7/20/49 (b)	300,897	268,209
REMIC, Series 2019-97, Class FG
3.50% (1 Month SOFR + 0.804%), due 8/20/49 (b)	633,238	564,480
REMIC, Series 2019-110, Class FG
3.50% (1 Month SOFR + 0.764%), due 9/20/49 (b)	218,479	193,659
REMIC, Series 2019-128, Class KF
3.50% (1 Month SOFR + 0.764%), due 10/20/49 (b)	335,853	298,446
REMIC, Series 2019-128, Class YF
3.50% (1 Month SOFR + 0.764%), due 10/20/49 (b)	433,447	386,148
REMIC, Series 2021-175, Class DF
3.50% (SOFR 30A + 0.25%), due 10/20/51 (b)	1,850,506	1,637,866
REMIC, Series 2023-59, Class YC
6.952%, due 9/20/51 (c)	601,354	660,747
Seasoned Loans Structured Transaction
Series 2019-1, Class A1
3.50%, due 5/25/29	217,116	206,064
		21,793,566
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 11.7%
Arbor Multifamily Mortgage Securities Trust (d)
Series 2021-MF3, Class A5
2.575%, due 10/15/54	$ 3,000,000	$ 2,539,768
Series 2022-MF4, Class A5
3.293%, due 2/15/55 (e)	2,000,000	1,785,372
BXP Trust
Series 2017-GM, Class A
3.379%, due 6/13/39 (d)	1,750,000	1,626,373
FREMF Mortgage Trust (d)(e)
REMIC, Series 2019-K103, Class B
3.455%, due 12/25/51	2,144,000	1,933,205
REMIC, Series 2020-K104, Class C
3.541%, due 2/25/52	1,200,000	1,067,206
REMIC, Series 2016-K59, Class B
3.58%, due 11/25/49	500,000	476,989
REMIC, Series 2015-K49, Class C
3.721%, due 10/25/48	500,000	482,749
REMIC, Series 2016-K58, Class B
3.738%, due 9/25/49	1,000,000	958,909
REMIC, Series 2017-K71, Class B
3.752%, due 11/25/50	1,935,000	1,829,397
REMIC, Series 2014-K41, Class B
3.834%, due 11/25/47	2,700,000	2,650,419
REMIC, Series 2014-K40, Class B
4.052%, due 11/25/47	1,645,000	1,619,312
REMIC, Series 2016-K54, Class B
4.053%, due 4/25/48	695,000	674,590
REMIC, Series 2016-K55, Class B
4.167%, due 4/25/49	1,570,000	1,525,085
REMIC, Series 2014-K38, Class B
4.196%, due 6/25/47	2,000,000	1,983,215
REMIC, Series 2019-K87, Class C
4.325%, due 1/25/51	1,500,000	1,410,903
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (d)	1,265,000	1,070,991
		23,634,483
Whole Loan (Collateralized Mortgage Obligations) 0.5%
Citigroup Mortgage Loan Trust
Series 2006-AR6, Class 1A1
4.546%, due 8/25/36 (e)	45,221	39,496
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
J.P. Morgan Mortgage Trust
Series 2021-LTV2, Class A1
2.519%, due 5/25/52 (c)(d)	$ 1,203,711	$ 988,569
		1,028,065
Total Mortgage-Backed Securities (Cost $51,759,522)		46,456,114
Municipal Bonds 2.9%
New Jersey 1.2%
New Jersey Turnpike Authority Revenue Bonds
Series A
7.102%, due 1/1/41	2,000,000	2,422,418
New York 1.7%
New York State Thruway Authority Revenue Bonds
Series M
2.90%, due 1/1/35	4,000,000	3,487,525
Total Municipal Bonds (Cost $7,293,971)		5,909,943
U.S. Government & Federal Agencies 69.2%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 16.6%
FHLMC Gold Pools, 30 Year
2.50%, due 8/1/46	533,806	465,275
3.00%, due 2/1/46	906,088	829,445
3.00%, due 4/1/47	983,895	894,158
3.50%, due 1/1/44	230,182	217,926
3.50%, due 1/1/48	886,493	828,447
4.00%, due 7/1/44	512,775	500,124
4.00%, due 12/1/46	341,454	329,882
4.00%, due 10/1/48	435,376	419,951
4.00%, due 3/1/49	172,547	165,059
4.50%, due 12/1/44	695,740	695,830
5.00%, due 11/1/41	522,418	531,625
FHLMC Gold Pools, Other
4.50%, due 3/1/41	100,360	99,754
Tennessee Valley Authority
4.65%, due 6/15/35	4,395,000	4,475,555
UMBS Pool, 15 Year
2.00%, due 6/1/35	605,717	544,579
2.50%, due 9/1/34	190,892	176,219

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay Government Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
UMBS Pool, 30 Year
2.00%, due 7/1/50	$ 2,505,165	$ 2,068,705
2.00%, due 7/1/50	465,421	384,337
2.00%, due 8/1/50	1,173,720	966,756
2.00%, due 8/1/50	18,108	15,026
2.00%, due 8/1/50	1,676,773	1,379,185
2.00%, due 9/1/50	820,471	675,376
2.00%, due 11/1/50	1,518,965	1,254,326
2.50%, due 3/1/50	847,186	726,812
2.50%, due 7/1/50	1,432,671	1,228,959
2.50%, due 10/1/50	129,018	111,005
2.50%, due 1/1/51	328,812	280,695
2.50%, due 2/1/51	1,985,942	1,701,594
2.50%, due 5/1/51	1,112,056	952,011
3.00%, due 6/1/46	472,706	430,478
3.00%, due 8/1/49	863,449	773,962
3.00%, due 9/1/49	148,176	132,461
3.00%, due 11/1/49	498,932	449,323
3.00%, due 1/1/52	3,298,640	2,919,152
3.00%, due 4/1/52	949,390	839,933
3.50%, due 1/1/50	864,834	805,401
4.00%, due 5/1/52	904,028	855,106
4.00%, due 10/1/52	1,289,018	1,219,122
4.50%, due 11/1/52	601,025	582,788
4.50%, due 5/1/53	729,032	706,912
6.50%, due 12/1/53	785,000	807,087
		33,440,341
Federal National Mortgage Association (Mortgage Pass-Through Securities) 30.7%
FNMA, Other
2.50%, due 1/1/57	565,414	480,831
2.68%, due 5/1/25	1,939,945	1,880,940
2.73%, due 4/1/25	1,025,000	995,374
3.00%, due 9/1/46	392,553	348,420
3.00%, due 10/1/46	393,936	349,701
3.00%, due 10/1/48	7,597	6,873
3.00%, due 2/1/57	434,819	382,719
3.00%, due 6/1/57	493,249	434,189
4.38%, due 7/1/28	2,400,000	2,398,566
6.00%, due 4/1/37	4,330	4,432
6.50%, due 8/1/47	7,959	8,180
UMBS, 20 Year
2.00%, due 5/1/41	1,968,416	1,687,217
2.50%, due 6/1/41	1,608,850	1,432,342
2.50%, due 7/1/41	1,703,614	1,516,521
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 20 Year (continued)
3.00%, due 10/1/32	$ 260,405	$ 246,108
UMBS, 30 Year
2.00%, due 6/1/50	1,349,319	1,111,307
2.00%, due 10/1/50	1,598,929	1,313,165
2.00%, due 3/1/51	2,006,765	1,659,147
2.50%, due 1/1/47	1,389,659	1,201,296
2.50%, due 9/1/49	1,205,953	1,034,778
2.50%, due 3/1/50	383,249	331,336
2.50%, due 3/1/50	963,456	826,092
2.50%, due 3/1/50	942,006	807,700
2.50%, due 4/1/50	1,729,429	1,493,464
2.50%, due 5/1/50	2,978,417	2,553,793
2.50%, due 7/1/50	1,420,533	1,218,437
2.50%, due 8/1/50	1,763,933	1,513,558
2.50%, due 8/1/50	1,992,321	1,721,873
2.50%, due 9/1/50	2,145,407	1,859,079
2.50%, due 10/1/50	1,528,070	1,308,308
2.50%, due 11/1/50	2,154,601	1,866,834
2.50%, due 1/1/51	1,653,184	1,423,277
2.50%, due 4/1/51	1,356,640	1,171,825
3.00%, due 10/1/44	821,348	754,956
3.00%, due 3/1/47	469,481	425,745
3.00%, due 12/1/47	582,503	529,077
3.00%, due 10/1/49	538,686	481,927
3.00%, due 3/1/50	831,780	743,066
3.00%, due 3/1/50	909,382	811,729
3.00%, due 5/1/50	756,046	674,504
3.00%, due 7/1/50	1,433,350	1,279,430
3.00%, due 11/1/51	2,429,722	2,150,314
3.50%, due 11/1/44	361,475	341,526
3.50%, due 3/1/45	420,787	393,861
3.50%, due 8/1/46	277,276	258,775
3.50%, due 10/1/47	173,920	162,312
3.50%, due 2/1/48	95,254	88,897
3.50%, due 8/1/49	492,354	458,265
3.50%, due 9/1/50	1,533,199	1,451,697
4.00%, due 1/1/46	362,139	352,268
4.00%, due 9/1/47	141,756	136,288
4.00%, due 7/1/48	358,775	345,361
4.00%, due 8/1/48	1,817,237	1,747,476
4.00%, due 9/1/48	312,347	298,993
4.00%, due 4/1/49	89,901	86,317
4.00%, due 3/1/50	670,178	641,937
4.50%, due 2/1/41	1,205,299	1,203,371
4.50%, due 4/1/41	2,904,195	2,900,447
4.50%, due 8/1/42	475,025	474,412
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
4.50%, due 8/1/44	$ 547,646	$ 546,940
5.00%, due 9/1/41	1,041,533	1,058,408
5.00%, due 10/1/41	807,702	820,739
5.50%, due 7/1/41	1,501,418	1,546,149
6.00%, due 9/1/53	419,921	427,379
6.50%, due 9/1/53	1,675,785	1,717,206
		61,897,454
Government National Mortgage Association (Mortgage Pass-Through Securities) 0.4%
GNMA II, Other
2.50%, due 1/20/50	238,635	205,057
GNMA II, Single Family, 30 Year
4.00%, due 11/20/49	325,960	312,505
4.50%, due 7/20/49	267,574	263,969
		781,531
United States Treasury Bonds 1.7%
U.S. Treasury Bonds
3.00%, due 5/15/45	2,790,000	2,301,750
4.375%, due 11/15/39	1,200,000	1,250,016
		3,551,766
United States Treasury Inflation - Indexed Notes 2.6%
U.S. Treasury Inflation Linked Notes (f)
0.125%, due 1/15/30	3,312,477	3,001,966
0.125%, due 7/15/30	2,424,020	2,189,622
		5,191,588
United States Treasury Notes 17.2%
U.S. Treasury Notes
0.375%, due 9/15/24	1,600,000	1,549,500
0.375%, due 4/30/25	5,000,000	4,731,640
1.375%, due 10/31/28	3,050,000	2,714,619
1.50%, due 2/15/30	13,865,000	12,079,340
2.375%, due 8/15/24	395,000	388,550
2.625%, due 1/31/26	5,900,000	5,714,473
3.00%, due 10/31/25	7,805,000	7,623,290
		34,801,412
Total U.S. Government & Federal Agencies (Cost $157,316,898)		139,664,092
Total Long-Term Bonds (Cost $224,301,431)		199,250,445

	Shares	Value

Short-Term Investments 0.9%
Affiliated Investment Company 0.6%
MainStay U.S. Government Liquidity Fund, 5.235% (g)	1,270,459	$ 1,270,459

	Principal Amount

U.S. Treasury Debt 0.3%
U.S. Treasury Bills
5.291%, due 1/4/24 (h)	$ 550,000	549,840
Total Short-Term Investments (Cost $1,820,217)		1,820,299
Total Investments (Cost $226,121,648)	99.6%	201,070,744
Other Assets, Less Liabilities	0.4	726,626
Net Assets	100.0%	$ 201,797,370

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2023.
(c)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2023.
(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(e)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2023.
(f)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(g)	Current yield as of December 31, 2023.
(h)	Interest rate shown represents yield to maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay Government Portfolio

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 844	$ 35,351	$ (34,925)	$ —	$ —	$ 1,270	$ 44	$ —	1,270
Futures Contracts
As of December 31, 2023, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 10 Year Notes	18	March 2024	$ 1,965,089	$ 2,032,031	$ 66,942
U.S. Treasury 10 Year Ultra Bonds	16	March 2024	1,805,638	1,888,250	82,612
Net Unrealized Appreciation					$ 149,554

1.	As of December 31, 2023, cash in the amount of $86,250 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2023.
Abbreviation(s):
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FREMF—Freddie Mac Multifamily
GNMA—Government National Mortgage Association
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
UMBS—Uniform Mortgage Backed Securities
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2023†^ (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 4,223,401	$ —	$ 4,223,401
Corporate Bonds	—	2,996,895	—	2,996,895
Mortgage-Backed Securities	—	46,456,114	—	46,456,114
Municipal Bonds	—	5,909,943	—	5,909,943
U.S. Government & Federal Agencies	—	139,664,092	—	139,664,092
Total Long-Term Bonds	—	199,250,445	—	199,250,445
Short-Term Investments
Affiliated Investment Company	1,270,459	—	—	1,270,459
U.S. Treasury Debt	—	549,840	—	549,840
Total Short-Term Investments	1,270,459	549,840	—	1,820,299
Total Investments in Securities	1,270,459	199,800,285	—	201,070,744
Other Financial Instruments
Futures Contracts (b)	149,554	—	—	149,554
Total Investments in Securities and Other Financial Instruments	$ 1,420,013	$ 199,800,285	$ —	$ 201,220,298

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay Government Portfolio

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $224,851,189)	$199,800,285
Investment in affiliated investment companies, at value (identified cost $1,270,459)	1,270,459
Cash	32
Cash collateral on deposit at broker for futures contracts	86,250
Receivables:
Interest	872,865
Portfolio shares sold	11,719
Securities lending	30
Other assets	1,713
Total assets	202,043,353
Liabilities
Payables:
Manager (See Note 3)	84,936
Portfolio shares redeemed	68,856
NYLIFE Distributors (See Note 3)	35,589
Professional fees	28,761
Custodian	17,117
Shareholder communication	8,344
Variation margin on futures contracts	1,416
Accrued expenses	964
Total liabilities	245,983
Net assets	$201,797,370
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 21,014
Additional paid-in-capital	230,898,672
230,919,686
Total distributable earnings (loss)	(29,122,316)
Net assets	$201,797,370
Initial Class
Net assets applicable to outstanding shares	$ 32,615,199
Shares of beneficial interest outstanding	3,372,310
Net asset value per share outstanding	$ 9.67
Service Class
Net assets applicable to outstanding shares	$169,182,171
Shares of beneficial interest outstanding	17,641,946
Net asset value per share outstanding	$ 9.59

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Interest	$ 5,901,372
Dividends-affiliated	44,461
Securities lending, net	259
Total income	5,946,092
Expenses
Manager (See Note 3)	1,041,163
Distribution/Service—Service Class (See Note 3)	436,349
Professional fees	71,447
Custodian	41,257
Trustees	5,512
Miscellaneous	2,309
Total expenses	1,598,037
Net investment income (loss)	4,348,055
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(1,605,268)
Futures transactions	(330,102)
Net realized gain (loss)	(1,935,370)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	6,788,198
Futures contracts	163,728
Net change in unrealized appreciation (depreciation)	6,951,926
Net realized and unrealized gain (loss)	5,016,556
Net increase (decrease) in net assets resulting from operations	$ 9,364,611
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP MacKay Government Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 4,348,055	$ 4,475,430
Net realized gain (loss)	(1,935,370)	(4,157,083)
Net change in unrealized appreciation (depreciation)	6,951,926	(34,055,749)
Net increase (decrease) in net assets resulting from operations	9,364,611	(33,737,402)
Distributions to shareholders:
Initial Class	(802,031)	(711,147)
Service Class	(3,702,120)	(3,018,585)
Total distributions to shareholders	(4,504,151)	(3,729,732)
Capital share transactions:
Net proceeds from sales of shares	18,552,022	21,581,852
Net asset value of shares issued to shareholders in reinvestment of distributions	4,504,151	3,729,732
Cost of shares redeemed	(40,812,646)	(96,041,715)
Increase (decrease) in net assets derived from capital share transactions	(17,756,473)	(70,730,131)
Net increase (decrease) in net assets	(12,896,013)	(108,197,265)
Net Assets
Beginning of year	214,693,383	322,890,648
End of year	$201,797,370	$ 214,693,383
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 9.45	$ 10.87	$ 11.21	$ 10.84	$ 10.49
Net investment income (loss) (a)	0.22	0.20	0.13	0.17	0.25
Net realized and unrealized gain (loss)	0.23	(1.43)	(0.30)	0.36	0.32
Total from investment operations	0.45	(1.23)	(0.17)	0.53	0.57
Less distributions:
From net investment income	(0.23)	(0.19)	(0.17)	(0.16)	(0.22)
Net asset value at end of year	$ 9.67	$ 9.45	$ 10.87	$ 11.21	$ 10.84
Total investment return (b)	5.00%	(11.29)%	(1.50)%	4.97%	5.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.30%	1.92%	1.15%	1.50%	2.35%
Net expenses (c)	0.56%	0.56%	0.55%	0.56%	0.57%
Portfolio turnover rate	7%	17%(d)	69%(d)	77%(d)	30%
Net assets at end of year (in 000's)	$ 32,615	$ 34,601	$ 83,838	$ 107,954	$ 51,698

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 13%, 37% and 53% for the years ended December 31, 2022, 2021 and 2020, respectively.

	Year Ended December 31,
Service Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 9.37	$ 10.77	$ 11.10	$ 10.74	$ 10.41
Net investment income (loss) (a)	0.19	0.17	0.10	0.14	0.22
Net realized and unrealized gain (loss)	0.23	(1.41)	(0.29)	0.37	0.31
Total from investment operations	0.42	(1.24)	(0.19)	0.51	0.53
Less distributions:
From net investment income	(0.20)	(0.16)	(0.14)	(0.15)	(0.20)
Net asset value at end of year	$ 9.59	$ 9.37	$ 10.77	$ 11.10	$ 10.74
Total investment return (b)	4.74%	(11.51)%	(1.74)%	4.70%	5.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.05%	1.72%	0.94%	1.29%	2.09%
Net expenses (c)	0.81%	0.81%	0.80%	0.80%	0.82%
Portfolio turnover rate	7%	17%(d)	69%(d)	77%(d)	30%
Net assets at end of year (in 000's)	$ 169,182	$ 180,093	$ 239,053	$ 281,054	$ 200,869

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 13%, 37% and 53% for the years ended December 31, 2022, 2021 and 2020, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP MacKay Government Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Government Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Service Class	June 4, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek current income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

21

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of

22	MainStay VP MacKay Government Portfolio

market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
23

Notes to Financial Statements (continued)
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging  techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(I) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(J) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

24	MainStay VP MacKay Government Portfolio

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of December 31, 2023:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$149,554	$149,554
Total Fair Value	$149,554	$149,554

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Transactions	$(330,102)	$(330,102)
Total Net Realized Gain (Loss)	$(330,102)	$(330,102)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$163,728	$163,728
Total Net Change in Unrealized Appreciation (Depreciation)	$163,728	$163,728

Average Notional Amount	Total
Futures Contracts Long	$5,778,219
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. During the year ended December 31, 2023, the effective management fee rate was 0.50% of the Portfolio's average daily net assets.
25

Notes to Financial Statements (continued)
During the year ended December 31, 2023, New York Life Investments earned fees from the Portfolio in the amount of $1,041,163 and paid the Subadvisor in the amount of $520,582.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$226,175,523	$693,753	$(25,798,532)	$(25,104,779)
As of December 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$4,348,050	$(8,365,588)	$—	$(25,104,779)	$(29,122,317)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures.
As of December 31, 2023, for federal income tax purposes, capital loss carryforwards of $8,365,588, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,976	$6,390
During the years ended December 31, 2023 and December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$4,504,151	$3,729,732
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily SOFR + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

26	MainStay VP MacKay Government Portfolio

Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2023, purchases and sales of U.S. government securities were $1,513 and $6,387, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $12,660 and $25,468, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2023 and December 31, 2022, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	179,792	$ 1,725,962
Shares issued to shareholders in reinvestment of distributions	88,787	802,031
Shares redeemed	(558,392)	(5,298,673)
Net increase (decrease)	(289,813)	$ (2,770,680)
Year ended December 31, 2022:
Shares sold	633,685	$ 6,612,982
Shares issued to shareholders in reinvestment of distributions	77,120	711,147
Shares redeemed	(4,760,615)	(47,828,335)
Net increase (decrease)	(4,049,810)	$(40,504,206)

Service Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	1,779,431	$ 16,826,060
Shares issued to shareholders in reinvestment of distributions	413,100	3,702,120
Shares redeemed	(3,780,442)	(35,513,973)
Net increase (decrease)	(1,587,911)	$(14,985,793)
Year ended December 31, 2022:
Shares sold	1,512,996	$ 14,968,870
Shares issued to shareholders in reinvestment of distributions	330,073	3,018,585
Shares redeemed	(4,818,836)	(48,213,380)
Net increase (decrease)	(2,975,767)	$(30,225,925)
Note 10–Other Matters
As of the date of this report, the Portfolio faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Portfolio's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:
At a meeting held on December 6-7, 2023, the Board considered and approved, among other related proposals, to be effective on or about May 1, 2024: (i) changing the Portfolio’s name to MainStay VP MacKay U.S. Infrastructure Bond Portfolio and modifying its non-fundamental “names rule” investment policy; (ii) modifying the Portfolio’s principal investment strategies and investment process; and (iii) changing the Portfolio’s primary benchmark.
27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP MacKay Government Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Government Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2024
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
28	MainStay VP MacKay Government Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP MacKay Government Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, MacKay personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements.  In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have invested in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Portfolio and considered the terms of each of the Advisory Agreements.  The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at MacKay.  The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Portfolio.  The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Portfolio.  In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks.  The Board

30	MainStay VP MacKay Government Portfolio

considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between representative of MacKay and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay, and profitability of New York Life Investments and its affiliates, including MacKay due to their relationships with the Portfolio, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio.  The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio.  The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio.  In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts.  The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor, and insurance companies affiliated with New York Life Investments would be entitled to receive fees from the Portfolio under a distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Portfolio, if any.  The Board considered the contractual management fee schedule for the Portfolio as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses.  The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Portfolio and whether the Portfolio’s management fee and expense structure permits any economies of scale to be appropriately shared with the Portfolio’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio.  The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Portfolio’s shareholders through the Portfolio’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

32	MainStay VP MacKay Government Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
33

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay VP Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay Funds: Trustee since 2023 (11 Funds)
MainStay Funds Trust: Trustee since 2023 (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
34	MainStay VP MacKay Government Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay VP Funds Trust: Chair since 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC since 1990	81	MainStay Funds: Chair since January 2017 and Trustee since 2007 (11 Funds); MainStay Funds Trust: Chair since January 2017 and Trustee since 1990 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay Funds: Trustee since 2006 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
36	MainStay VP MacKay Government Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015 to 2016); Managing Director, Product Development (from 2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
37

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP Natural Resources Portfolio
MainStay VP PineStone International Equity Portfolio1
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio2
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
PineStone Asset Management Inc.
Montreal, Québec
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to August 28, 2023, the Portfolio's name was MainStay VP MacKay International Equity Portfolio.
2.	Effective on or about May 1, 2024, the MainStay VP MacKay Government Portfolio will be renamed the MainStay VP U.S. Infrastructure Bond Portfolio.
Not part of the Annual Report

2023 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2024 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015889	MSVPG11-02/24
(NYLIAC) NI519

MainStay VP Indexed Bond Portfolio

Message from the President and Annual Report
December 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit our website.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Against a backdrop of easing inflationary pressures and continued economic growth, stocks and bonds generally gained ground during the 12-month period ended December 31, 2023, despite high levels of volatility and sharp disparities between the performance of the different market sectors.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation, interest rate, and economic growth trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 6.4% in January, and 3.4% in December 2023. At the same time, the Fed increased the benchmark federal funds rate from 4.25%–4.50% at the beginning of reporting period, to 5.25%–5.50% as of the end of 2023. Despite the increasing cost of capital and tighter lending environment that resulted from rising rates, economic growth remained surprisingly robust, bolstered by high levels of consumer spending, low levels of unemployment and better-than-expected corporate earnings. With the pace of rate increases slowing from the prior year, investors began hoping for an early shift to a looser monetary policy, with stock prices and bond yields reacting as economic data and statements from the Fed either reinforced or undercut those hopes. Following months of hawkish rhetoric, the Fed finally reversed its stance in December 2023, signaling a positive economic outlook with little chance of a recession and a likelihood of rate cuts in 2024.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced strong gains during the reporting period-– recovering all its losses from 2022 and approached new record territory. A preponderance of the Index’s gains were generated by a relatively small number of mega-cap stocks in the information technology, communication services and consumer discretionary sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened during the closing weeks of the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced generally positive returns, bolstered by attractive and relatively stable yields. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield. Corporate bond prices trended moderately higher, generally outperforming government securities. After years of low yields and tight credit spreads, the corporate sector benefited from more attractive valuations and income opportunities. Among corporates, markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. International bond markets produced mixed returns, with emerging-markets issues advancing over their developed-markets counterparts.
The market volatility of recent years reminds us of the constant need for experienced and steadfast portfolio management in the face of uncertainty. New York Life Investments remains dedicated to providing you, as a valued MainStay VP investor, with the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[1]
Initial Class Shares	5/1/2017	5.25%	0.79%	0.70%	0.32%

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Since Inception
Bloomberg U.S. Aggregate Bond Index[1]	5.53%	1.10%	1.12%
Morningstar Intermediate Core Bond Category Average[2]	5.59	1.05	0.91

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Bloomberg U.S. Aggregate Bond Index is the Portfolio's primary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
2.	The Morningstar Intermediate Core Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, and hold less than 5% in below-investment-grade exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Indexed Bond Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,029.80	$1.59	$1,023.64	$1.58	0.31%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Indexed Bond Portfolio

Portfolio Composition as of December 31, 2023 (Unaudited)
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2023 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 0.125%-5.00%, due 1/15/24–2/15/33
2.	UMBS, 30 Year, 2.00%-5.50%, due 6/1/36–2/1/53
3.	GNMA II, Single Family, 30 Year, 2.00%-5.00%, due 11/20/42–9/20/51
4.	U.S. Treasury Bonds, 2.75%-4.75%, due 2/15/47–11/15/53
5.	UMBS Pool, 30 Year, 2.00%-4.50%, due 1/1/49–7/1/52
6.	UMBS, 15 Year, 1.50%-4.00%, due 5/1/24–9/1/36
7.	FHLMC Gold Pools, 30 Year, 3.00%-5.50%, due 7/1/38–1/1/49
8.	Bank of America Corp., 2.972%-5.08%, due 1/20/27–7/21/52
9.	Mexico Government Bond, 4.125%-4.875%, due 1/21/26–5/19/33
10.	iShares iBoxx $ Investment Grade Corporate Bond ETF

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Kenneth Sommer and Matthew Downs, of NYL Investors LLC, the Portfolio’s Subadvisor.
How did MainStay VP Indexed Bond Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2023?
For the 12 months ended December 31, 2023, MainStay VP Indexed Bond Portfolio returned 5.25% for Initial Class shares. Over the same period, Initial Class shares underperformed the 5.53% return of the Bloomberg U.S. Aggregate Bond Index (the "Index"), which is the Portfolio’s benchmark. Although the Portfolio seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio’s benchmark, the Portfolio’s performance will typically lag that of the Index because the Portfolio incurs fees and expenses that the Index does not. For the 12 months ended December 31, 2023, Initial Class shares also underperformed the 5.59% return of the Morningstar Intermediate Core Bond Category Average.1
Were there any changes to the Fund during the reporting period?
Effective on or about June 30, 2023, AJ Rzad no longer served as a portfolio manager for the Portfolio. See the Supplement dated March 3, 2023, for additional information.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
U.S. Treasury futures were used to maintain a duration2 equal to that of the Index and did not materially affect the performance of the Portfolio. Treasury futures were also used to reduce variations between the Portfolio and the Index. These trades reduced tracking error for the Portfolio and the Index.
During the reporting period, which credit-rating categories were strong performers and which credit rating categories were weak?
All the investment-grade rating categories produced positive excess returns during the reporting period, outperforming matched duration Treasury securities. Credits rated BBB generated the most positive excess return, followed by credits rated A.3 Credits rated AA outperformed credits rated AAA.4
What was the Portfolio’s duration strategy during the reporting period?
The Portfolio employs a passive strategy that attempts to replicate the duration of the Index. The Portfolio’s duration strategy had a neutral impact on performance during the reporting period. As of December 31, 2023, the Portfolio’s duration was approximately 6.12 years, compared to a duration of 6.11 years for the Index.
Which market segments made the strongest contributions to the Portfolio’s performance, and which market segments detracted the most?
During the reporting period, all broad sectors in the Index produced positive total returns. The corporate sector made the strongest positive contribution to performance. (Contributions take weightings and total returns into account.) Within the corporate sector, the industrials and financials subsectors were the best performers. The U.S. Treasury sector produced the second-highest contribution to performance, followed by the mortgage-backed securities sector. The commercial mortgage-backed security and U.S. government agency sectors contributed the least to the Portfolio’s total return during the reporting period.
Were there any significant changes to the Portfolio’s benchmark during the reporting period?
There were no changes to the Index material enough to lead us to change the Portfolio’s investment strategy.

1.	See "Investment and Performance Comparison" for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	An obligation rated ‘A’ by Standard & Poor's ("S&P") is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
8	MainStay VP Indexed Bond Portfolio

Portfolio of Investments December 31, 2023†^
	Principal Amount	Value
Long-Term Bonds 97.1%
Corporate Bonds 23.3%
Aerospace & Defense 0.6%
Boeing Co. (The)
3.25%, due 3/1/28	$ 585,000	$ 549,304
5.15%, due 5/1/30	250,000	254,503
Lockheed Martin Corp.
4.30%, due 6/15/62	135,000	120,967
Northrop Grumman Systems Corp.
7.75%, due 2/15/31	275,000	319,284
RTX Corp.
3.125%, due 7/1/50	105,000	73,944
3.50%, due 3/15/27	275,000	264,978
		1,582,980
Apparel 0.0% ‡
NIKE, Inc.
3.625%, due 5/1/43	95,000	81,797
Auto Manufacturers 0.2%
General Motors Co.
5.40%, due 4/1/48	81,000	74,005
General Motors Financial Co., Inc.
2.40%, due 10/15/28	250,000	221,936
3.10%, due 1/12/32	167,000	142,178
4.35%, due 1/17/27	130,000	127,395
		565,514
Banks 5.8%
Bank of America Corp.
2.972%, due 7/21/52 (a)	525,000	370,071
3.846% (5 Year Treasury Constant Maturity Rate + 2.00%), due 3/8/37 (b)	230,000	201,941
5.08%, due 1/20/27 (a)	3,040,000	3,033,304
Barclays plc
5.25%, due 8/17/45	270,000	264,192
Citigroup, Inc.
2.561%, due 5/1/32 (a)	260,000	216,925
4.45%, due 9/29/27	1,085,000	1,060,055
4.65%, due 7/30/45	180,000	163,480
Cooperatieve Rabobank UA
5.25%, due 5/24/41	215,000	226,852
Fifth Third Bancorp
4.337%, due 4/25/33 (a)	200,000	185,958
Goldman Sachs Group, Inc. (The)
2.64%, due 2/24/28 (a)	715,000	662,812
4.80%, due 7/8/44	420,000	396,743
	Principal Amount	Value

Banks (continued)
HSBC Holdings plc (a)
7.336%, due 11/3/26	$ 575,000	$ 596,883
7.39%, due 11/3/28	305,000	326,819
JPMorgan Chase & Co. (a)
1.578%, due 4/22/27	870,000	802,857
4.26%, due 2/22/48	605,000	534,437
4.912%, due 7/25/33	305,000	301,563
Lloyds Banking Group plc
3.75%, due 1/11/27	1,265,000	1,213,976
Morgan Stanley
5.05%, due 1/28/27 (a)	75,000	75,072
5.948% (5 Year Treasury Constant Maturity Rate + 2.43%), due 1/19/38 (b)	55,000	55,621
6.296%, due 10/18/28 (a)	1,270,000	1,330,374
6.342%, due 10/18/33 (a)	375,000	404,362
State Street Corp.
5.82%, due 11/4/28 (a)	810,000	840,471
UBS Group AG
2.593%, due 9/11/25 (a)(c)	500,000	489,142
Wells Fargo & Co.
3.00%, due 4/22/26	525,000	502,893
4.75%, due 12/7/46	605,000	532,826
		14,789,629
Beverages 0.4%
Anheuser-Busch InBev Worldwide, Inc.
5.55%, due 1/23/49	525,000	564,171
Coca-Cola Co. (The)
2.60%, due 6/1/50	260,000	179,595
Constellation Brands, Inc.
3.60%, due 2/15/28	130,000	124,731
Keurig Dr Pepper, Inc.
4.985%, due 5/25/38	95,000	88,794
Molson Coors Beverage Co.
4.20%, due 7/15/46	95,000	80,951
PepsiCo, Inc.
3.625%, due 3/19/50	30,000	25,161
		1,063,403
Biotechnology 0.1%
Amgen, Inc.
3.375%, due 2/21/50	205,000	152,608
Gilead Sciences, Inc.
4.60%, due 9/1/35	215,000	212,661
		365,269

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Building Materials 0.0% ‡
Johnson Controls International plc
6.00%, due 1/15/36	$ 80,000	$ 85,400
Chemicals 0.9%
Dow Chemical Co. (The)
2.10%, due 11/15/30	145,000	124,082
3.60%, due 11/15/50	65,000	50,206
DuPont de Nemours, Inc.
4.493%, due 11/15/25	470,000	466,538
Ecolab, Inc.
2.70%, due 11/1/26	275,000	263,169
LYB International Finance II BV
3.50%, due 3/2/27	275,000	263,781
LYB International Finance III LLC
3.625%, due 4/1/51	50,000	36,381
Mosaic Co. (The)
4.05%, due 11/15/27	505,000	492,438
Nutrien Ltd.
5.875%, due 12/1/36	275,000	286,336
Sherwin-Williams Co. (The)
3.95%, due 1/15/26	320,000	313,744
		2,296,675
Commercial Services 0.0% ‡
PayPal Holdings, Inc.
5.05%, due 6/1/52	95,000	95,741
Computers 0.7%
Apple, Inc.
4.50%, due 2/23/36	660,000	674,593
Dell International LLC
3.45%, due 12/15/51	95,000	68,662
5.25%, due 2/1/28	310,000	317,709
5.75%, due 2/1/33	180,000	189,630
HP, Inc.
6.00%, due 9/15/41	40,000	42,135
International Business Machines Corp.
3.50%, due 5/15/29	465,000	443,350
		1,736,079
Cosmetics & Personal Care 0.1%
Procter & Gamble Co. (The)
2.70%, due 2/2/26	275,000	265,671
Unilever Capital Corp.
3.10%, due 7/30/25	100,000	97,790
		363,461
	Principal Amount	Value

Diversified Financial Services 0.3%
AerCap Ireland Capital DAC
3.85%, due 10/29/41	$ 150,000	$ 120,808
Capital One Financial Corp.
5.268%, due 5/10/33 (a)	155,000	152,091
Nomura Holdings, Inc.
2.999%, due 1/22/32	200,000	168,603
Visa, Inc.
4.30%, due 12/14/45	210,000	195,653
		637,155
Electric 1.9%
AEP Texas, Inc.
5.25%, due 5/15/52	95,000	91,753
CenterPoint Energy Houston Electric LLC
Series AC
4.25%, due 2/1/49	315,000	277,493
Commonwealth Edison Co.
3.65%, due 6/15/46	195,000	153,811
Consolidated Edison Co. of New York, Inc.
Series 06-A
5.85%, due 3/15/36	410,000	432,643
DTE Electric Co.
3.375%, due 3/1/25	215,000	211,198
Duke Energy Carolinas LLC
3.875%, due 3/15/46	365,000	295,572
Duke Energy Corp.
4.50%, due 8/15/32	95,000	91,955
5.00%, due 8/15/52	95,000	88,680
Entergy Louisiana LLC
4.20%, due 4/1/50	365,000	308,223
Florida Power & Light Co.
3.80%, due 12/15/42	175,000	151,144
MidAmerican Energy Co.
3.95%, due 8/1/47	400,000	334,284
Ohio Power Co.
Series G
6.60%, due 2/15/33	200,000	219,528
PPL Electric Utilities Corp.
3.95%, due 6/1/47	130,000	109,868
Public Service Electric and Gas Co.
2.70%, due 5/1/50	235,000	160,876
Sempra
3.80%, due 2/1/38	275,000	234,820
Southern California Edison Co.
Series C
4.125%, due 3/1/48	275,000	230,837
Southern Co. (The)
4.40%, due 7/1/46	350,000	308,151

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Virginia Electric and Power Co.
4.00%, due 1/15/43	$ 410,000	$ 349,699
Xcel Energy, Inc.
3.30%, due 6/1/25	885,000	863,259
		4,913,794
Entertainment 0.1%
Warnermedia Holdings, Inc.
5.141%, due 3/15/52	218,000	187,122
Environmental Control 0.2%
Republic Services, Inc.
3.20%, due 3/15/25	320,000	312,517
Waste Management, Inc.
3.15%, due 11/15/27	320,000	306,315
		618,832
Food 0.4%
General Mills, Inc.
4.20%, due 4/17/28	95,000	93,685
Kraft Heinz Foods Co.
4.375%, due 6/1/46	230,000	200,741
Kroger Co. (The)
2.20%, due 5/1/30	230,000	196,831
Sysco Corp.
3.25%, due 7/15/27	320,000	305,874
Tyson Foods, Inc.
5.10%, due 9/28/48	155,000	140,563
		937,694
Forest Products & Paper 0.2%
Suzano International Finance BV
5.50%, due 1/17/27	505,000	511,330
Gas 0.1%
NiSource, Inc.
3.49%, due 5/15/27	275,000	264,756
Healthcare-Products 0.4%
Abbott Laboratories
3.75%, due 11/30/26	185,000	182,270
4.90%, due 11/30/46	290,000	296,318
Boston Scientific Corp.
4.70%, due 3/1/49	80,000	76,878
Medtronic, Inc.
4.625%, due 3/15/45	209,000	203,080
	Principal Amount	Value

Healthcare-Products (continued)
Stryker Corp.
3.65%, due 3/7/28	$ 275,000	$ 265,965
		1,024,511
Healthcare-Services 0.6%
Aetna, Inc.
6.625%, due 6/15/36	275,000	307,877
Elevance Health, Inc.
4.375%, due 12/1/47	320,000	285,044
HCA, Inc.
3.625%, due 3/15/32	85,000	76,005
4.625%, due 3/15/52	170,000	144,570
Laboratory Corp. of America Holdings
3.60%, due 2/1/25	320,000	314,520
UnitedHealth Group, Inc.
4.25%, due 4/15/47	315,000	280,957
		1,408,973
Home Builders 0.1%
PulteGroup, Inc.
5.50%, due 3/1/26	220,000	222,135
Household Products & Wares 0.2%
Clorox Co. (The)
3.90%, due 5/15/28	275,000	266,230
Kimberly-Clark Corp.
2.75%, due 2/15/26	275,000	265,753
		531,983
Insurance 0.8%
Allstate Corp. (The)
5.35%, due 6/1/33	275,000	282,419
American International Group, Inc.
6.25%, due 5/1/36	350,000	371,588
Berkshire Hathaway Finance Corp.
4.30%, due 5/15/43	425,000	397,679
MetLife, Inc.
3.60%, due 11/13/25	815,000	800,178
Prudential Financial, Inc.
3.70%, due 3/13/51	135,000	106,629
3.935%, due 12/7/49	155,000	127,507
		2,086,000
Internet 0.3%
Alibaba Group Holding Ltd.
2.70%, due 2/9/41	200,000	136,771
Amazon.com, Inc.
3.875%, due 8/22/37	535,000	496,445
		633,216
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Machinery—Construction & Mining 0.1%
Caterpillar, Inc.
5.30%, due 9/15/35	$ 325,000	$ 350,803
Machinery-Diversified 0.1%
Deere & Co.
3.90%, due 6/9/42	180,000	161,697
Media 0.8%
Charter Communications Operating LLC
4.908%, due 7/23/25	445,000	440,770
5.75%, due 4/1/48	420,000	372,741
Comcast Corp.
3.40%, due 7/15/46	795,000	615,809
Discovery Communications LLC
3.95%, due 3/20/28	121,000	115,091
Fox Corp.
5.576%, due 1/25/49	86,000	82,938
Paramount Global
4.95%, due 1/15/31	352,000	333,810
Walt Disney Co. (The)
3.60%, due 1/13/51	204,000	163,972
		2,125,131
Mining 0.1%
Barrick North America Finance LLC
5.70%, due 5/30/41	130,000	137,036
Newmont Corp.
2.25%, due 10/1/30	125,000	107,888
2.60%, due 7/15/32	105,000	89,754
		334,678
Miscellaneous—Manufacturing 0.2%
3M Co.
4.00%, due 9/14/48	135,000	115,345
Eaton Corp.
4.00%, due 11/2/32	275,000	265,988
General Electric Co.
4.125%, due 10/9/42	99,000	83,152
Parker-Hannifin Corp.
4.20%, due 11/21/34	95,000	91,102
		555,587
Oil & Gas 0.7%
BP Capital Markets America, Inc.
3.001%, due 3/17/52	115,000	80,672
3.588%, due 4/14/27	315,000	305,391
	Principal Amount	Value

Oil & Gas (continued)
Canadian Natural Resources Ltd.
6.25%, due 3/15/38	$ 130,000	$ 136,007
ConocoPhillips Co.
5.95%, due 3/15/46	200,000	216,516
EOG Resources, Inc.
3.90%, due 4/1/35	215,000	197,821
Exxon Mobil Corp.
4.114%, due 3/1/46	215,000	191,631
Hess Corp.
7.125%, due 3/15/33	130,000	150,254
Phillips 66 Co.
4.68%, due 2/15/45	260,000	235,104
Shell International Finance BV
3.75%, due 9/12/46	325,000	270,054
		1,783,450
Oil & Gas Services 0.0% ‡
Halliburton Co.
3.80%, due 11/15/25	12,000	11,759
Pharmaceuticals 1.2%
AbbVie, Inc.
3.80%, due 3/15/25	185,000	182,475
4.70%, due 5/14/45	345,000	328,295
Allergan Funding SCS
3.80%, due 3/15/25	50,000	48,636
4.75%, due 3/15/45	25,000	18,657
AstraZeneca plc
6.45%, due 9/15/37	250,000	292,171
Bristol-Myers Squibb Co.
3.70%, due 3/15/52	75,000	58,937
Cigna Group (The)
4.90%, due 12/15/48	185,000	175,887
CVS Health Corp.
3.75%, due 4/1/30	50,000	47,035
5.05%, due 3/25/48	340,000	318,005
Eli Lilly & Co.
3.95%, due 3/15/49	155,000	137,650
GlaxoSmithKline Capital, Inc.
3.875%, due 5/15/28	320,000	315,496
Johnson & Johnson
4.95%, due 5/15/33	315,000	340,077
Merck & Co., Inc.
5.00%, due 5/17/53	220,000	226,206
Mylan, Inc.
5.20%, due 4/15/48	95,000	78,496

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Pfizer, Inc.
4.00%, due 12/15/36	$ 395,000	$ 372,800
		2,940,823
Pipelines 1.0%
Enbridge, Inc.
4.50%, due 6/10/44	275,000	234,772
Energy Transfer LP
5.00%, due 5/15/50	200,000	178,314
Enterprise Products Operating LLC
3.70%, due 2/15/26	500,000	492,343
4.80%, due 2/1/49	260,000	245,934
Kinder Morgan, Inc.
4.30%, due 6/1/25	590,000	582,511
4.80%, due 2/1/33	240,000	230,970
5.45%, due 8/1/52	115,000	109,989
MPLX LP
4.95%, due 3/14/52	145,000	128,984
ONEOK, Inc.
5.20%, due 7/15/48	85,000	79,654
TransCanada PipeLines Ltd.
4.875%, due 1/15/26	10,000	9,972
4.875%, due 5/15/48	150,000	137,420
Williams Cos., Inc. (The)
3.50%, due 10/15/51	65,000	47,443
		2,478,306
Real Estate Investment Trusts 0.4%
American Tower Corp.
2.30%, due 9/15/31	145,000	119,890
AvalonBay Communities, Inc.
2.90%, due 10/15/26	215,000	204,673
Crown Castle, Inc.
3.25%, due 1/15/51	95,000	66,381
ERP Operating LP
3.25%, due 8/1/27	275,000	261,229
Realty Income Corp.
4.65%, due 3/15/47	155,000	144,319
Simon Property Group LP
4.25%, due 11/30/46	260,000	218,578
		1,015,070
Retail 0.5%
Home Depot, Inc. (The)
2.375%, due 3/15/51	365,000	230,464
Lowe's Cos., Inc.
4.05%, due 5/3/47	185,000	152,220
	Principal Amount	Value

Retail (continued)
McDonald's Corp.
4.20%, due 4/1/50	$ 85,000	$ 75,176
Starbucks Corp.
3.00%, due 2/14/32	260,000	233,261
Target Corp.
2.35%, due 2/15/30	185,000	165,064
Walmart, Inc.
4.30%, due 4/22/44	340,000	322,403
		1,178,588
Semiconductors 0.8%
Applied Materials, Inc.
5.10%, due 10/1/35	275,000	288,615
Broadcom, Inc.
4.926%, due 5/15/37 (c)	410,000	396,769
Intel Corp.
2.00%, due 8/12/31	338,000	285,432
4.75%, due 3/25/50	112,000	105,816
KLA Corp.
4.95%, due 7/15/52	105,000	106,076
NVIDIA Corp.
1.55%, due 6/15/28	460,000	411,880
2.00%, due 6/15/31	220,000	188,567
NXP BV
5.00%, due 1/15/33	75,000	75,116
QUALCOMM, Inc.
4.65%, due 5/20/35	115,000	117,626
		1,975,897
Software 1.2%
Fidelity National Information Services, Inc.
5.625%, due 7/15/52	75,000	76,122
Fiserv, Inc.
4.40%, due 7/1/49	105,000	92,548
Microsoft Corp.
2.921%, due 3/17/52	290,000	214,030
3.30%, due 2/6/27	240,000	233,742
Oracle Corp.
2.95%, due 5/15/25	2,100,000	2,038,201
4.00%, due 7/15/46	70,000	56,108
5.375%, due 7/15/40	210,000	206,338
Salesforce, Inc.
3.05%, due 7/15/61	65,000	45,600
		2,962,689
Telecommunications 1.0%
AT&T, Inc.
2.55%, due 12/1/33	507,000	413,216
3.50%, due 9/15/53	217,000	157,478
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
AT&T, Inc. (continued)
3.55%, due 9/15/55	$ 261,000	$ 187,653
Corning, Inc.
5.45%, due 11/15/79	30,000	28,955
Deutsche Telekom International Finance BV
8.75%, due 6/15/30 (d)	275,000	331,199
Telefonica Emisiones SA
4.895%, due 3/6/48	150,000	132,209
T-Mobile USA, Inc.
3.40%, due 10/15/52	113,000	82,303
3.875%, due 4/15/30	430,000	407,770
Verizon Communications, Inc.
2.355%, due 3/15/32	128,000	106,467
3.00%, due 11/20/60	104,000	68,174
5.50%, due 3/16/47	470,000	489,911
Vodafone Group plc
4.25%, due 9/17/50	190,000	157,599
		2,562,934
Transportation 0.8%
Burlington Northern Santa Fe LLC
3.25%, due 6/15/27	751,000	723,849
Canadian National Railway Co.
6.25%, due 8/1/34	275,000	309,676
CSX Corp.
3.35%, due 9/15/49	155,000	117,161
FedEx Corp.
2.40%, due 5/15/31	75,000	64,554
5.25%, due 5/15/50	75,000	74,646
Norfolk Southern Corp.
3.942%, due 11/1/47	156,000	130,129
Union Pacific Corp.
2.80%, due 2/14/32	180,000	159,689
3.50%, due 2/14/53	75,000	59,397
3.85%, due 2/14/72	40,000	31,767
United Parcel Service, Inc.
3.40%, due 11/15/46	505,000	402,407
		2,073,275
Total Corporate Bonds (Cost $66,525,708)		59,514,136
Foreign Government Bonds 3.0%
Canada 0.8%
Province of Ontario Canada
2.50%, due 4/27/26	1,205,000	1,155,626
	Principal Amount	Value

Canada (continued)
Province of Quebec Canada
2.50%, due 4/20/26	$ 820,000	$ 786,955
		1,942,581
Japan 0.2%
Japan Bank for International Cooperation
2.875%, due 6/1/27	576,000	548,494
Mexico 1.1%
Mexico Government Bond
4.125%, due 1/21/26	2,585,000	2,562,739
4.875%, due 5/19/33	360,000	346,931
		2,909,670
Norway 0.2%
Equinor ASA
5.10%, due 8/17/40	405,000	415,073
Panama 0.3%
Panama Government Bond
3.75%, due 3/16/25	750,000	728,582
Philippines 0.2%
Philippines Government Bond
5.00%, due 1/13/37	600,000	615,000
Supranational 0.2%
European Investment Bank
2.375%, due 5/24/27	545,000	515,871
Total Foreign Government Bonds (Cost $8,175,997)		7,675,271
Mortgage-Backed Securities 1.6%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.6%
CFCRE Commercial Mortgage Trust
Series 2016-C6, Class A3
3.217%, due 11/10/49 (e)	300,000	282,166
Series 2017-C8, Class A3
3.305%, due 6/15/50	163,342	153,284
Citigroup Commercial Mortgage Trust
Series 2017-P8, Class A4
3.465%, due 9/15/50	300,000	281,520
Series 2015-GC35, Class A4
3.818%, due 11/10/48	300,000	288,874

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
CSAIL Commercial Mortgage Trust
Series 2017-CX9, Class A5
3.446%, due 9/15/50	$ 300,000	$ 275,657
FHLMC, Multifamily Structured Pass-Through Certificates
REMIC, Series K094, Class A2
2.903%, due 6/25/29	2,000,000	1,860,548
GS Mortgage Securities Trust
Series 2016-GS3, Class A4
2.85%, due 10/10/49	300,000	280,612
Series 2014-GC22, Class A5
3.862%, due 6/10/47	300,000	296,351
Wells Fargo Commercial Mortgage Trust
Series 2015-SG1, Class A4
3.789%, due 9/15/48	291,173	282,117
Total Mortgage-Backed Securities (Cost $4,466,682)		4,001,129
U.S. Government & Federal Agencies 69.2%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 7.4%
FFCB
0.68%, due 1/13/27	1,125,000	1,012,509
5.30%, due 10/19/26	1,500,000	1,499,648
FHLMC
5.40%, due 2/24/26	700,000	698,193
FHLMC Gold Pools, 15 Year
2.50%, due 10/1/31	30,067	27,906
2.50%, due 2/1/32	123,257	115,971
2.50%, due 2/1/33	116,017	109,262
2.50%, due 4/1/33	172,372	160,636
2.50%, due 6/1/33	24,396	22,734
2.50%, due 7/1/33	51,082	48,108
3.00%, due 9/1/27	45,777	44,483
3.00%, due 4/1/32	73,089	69,867
3.00%, due 6/1/32	19,292	18,432
3.00%, due 9/1/32	9,320	8,926
3.00%, due 10/1/32	41,236	39,450
3.00%, due 5/1/33	50,630	48,275
3.00%, due 9/1/33	38,890	37,080
3.50%, due 12/1/25	7,179	7,063
3.50%, due 5/1/33	42,814	42,196
3.50%, due 9/1/33	12,203	11,996
FHLMC Gold Pools, 20 Year
3.00%, due 9/1/36	71,876	66,996
3.00%, due 11/1/37	35,388	32,859
	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
FHLMC Gold Pools, 20 Year (continued)
3.00%, due 12/1/37	$ 63,465	$ 58,902
3.50%, due 2/1/37	66,922	64,103
3.50%, due 1/1/38	64,684	61,464
4.50%, due 5/1/38	33,502	33,472
5.50%, due 1/1/29	3,741	3,759
FHLMC Gold Pools, 30 Year
3.00%, due 9/1/46	316,986	288,749
3.00%, due 12/1/46	21,200	19,194
3.00%, due 2/1/47	27,752	25,179
3.00%, due 3/1/47	124,775	113,114
3.00%, due 4/1/47	35,167	31,753
3.00%, due 1/1/48	228,724	206,281
3.00%, due 2/1/48	133,438	120,274
3.00%, due 3/1/48	121,432	109,503
3.00%, due 4/1/48	466,981	420,135
3.00%, due 6/1/48	218,322	196,784
3.50%, due 6/1/43	96,391	90,919
3.50%, due 9/1/44	73,078	68,484
3.50%, due 8/1/45	114,059	106,593
3.50%, due 8/1/46	153,231	144,186
3.50%, due 8/1/47	14,165	13,238
3.50%, due 9/1/47	35,092	32,538
3.50%, due 11/1/47	79,318	74,125
3.50%, due 12/1/47	163,694	152,621
3.50%, due 1/1/48	16,060	15,008
3.50%, due 3/1/48	236,345	220,869
3.50%, due 5/1/48	71,716	67,020
3.50%, due 8/1/48	117,509	109,814
3.50%, due 9/1/48	92,042	85,976
3.50%, due 11/1/48	32,448	30,303
3.50%, due 12/1/48	91,214	85,374
4.00%, due 4/1/46	134,413	129,763
4.00%, due 5/1/46	42,125	40,668
4.00%, due 4/1/47	31,187	30,108
4.00%, due 6/1/47	78,257	75,550
4.00%, due 8/1/47	153,201	147,853
4.00%, due 10/1/47	37,312	35,736
4.00%, due 12/1/47	98,056	94,583
4.00%, due 1/1/48	30,004	29,065
4.00%, due 5/1/48	41,327	39,953
4.00%, due 9/1/48	150,252	144,773
4.00%, due 12/1/48	83,389	80,314
4.50%, due 9/1/46	8,418	8,355
4.50%, due 9/1/46	25,539	25,348
4.50%, due 10/1/46	62,786	62,367
4.50%, due 2/1/47	13,298	13,188
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
FHLMC Gold Pools, 30 Year (continued)
4.50%, due 11/1/47	$ 16,242	$ 16,073
4.50%, due 2/1/48	31,697	31,310
4.50%, due 4/1/48	37,714	37,249
4.50%, due 6/1/48	20,685	20,432
4.50%, due 7/1/48	78,095	77,001
4.50%, due 8/1/48	76,097	74,989
5.00%, due 9/1/38	30,301	30,836
5.00%, due 11/1/41	42,081	42,823
5.00%, due 3/1/47	100,008	100,728
5.00%, due 9/1/48	142,501	143,050
5.00%, due 1/1/49	50,052	50,427
5.50%, due 7/1/38	45,850	47,049
UMBS Pool, 20 Year
2.00%, due 1/1/41	2,030,336	1,747,521
UMBS Pool, 30 Year
2.00%, due 11/1/50	2,196,034	1,806,175
2.00%, due 3/1/51	1,872,839	1,542,278
2.50%, due 5/1/50	1,919,244	1,655,585
2.50%, due 10/1/50	1,345,532	1,164,461
3.00%, due 3/1/52	1,005,158	908,762
4.00%, due 7/1/52	1,108,595	1,048,599
4.50%, due 1/1/49	100,111	98,445
		18,773,741
Federal National Mortgage Association (Mortgage Pass-Through Securities) 14.3%
UMBS, 10 Year
3.00%, due 4/1/25	5,183	5,098
UMBS, 15 Year
1.50%, due 3/1/36	1,138,367	995,086
1.50%, due 7/1/36	1,655,035	1,446,159
2.00%, due 9/1/36	2,267,014	2,046,944
2.50%, due 10/1/27	56,979	54,815
2.50%, due 4/1/30	49,325	47,382
2.50%, due 10/1/31	82,873	78,302
2.50%, due 2/1/32	100,357	94,524
2.50%, due 2/1/32	113,253	106,477
2.50%, due 8/1/32	322,385	303,193
2.50%, due 3/1/33	138,750	129,119
2.50%, due 6/1/33	78,056	73,408
3.00%, due 11/1/31	68,795	65,830
3.00%, due 1/1/32	65,108	62,155
3.00%, due 6/1/32	50,437	48,243
3.00%, due 1/1/33	80,226	76,585
3.00%, due 2/1/33	103,369	98,678
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 15 Year (continued)
3.00%, due 4/1/33	$ 94,750	$ 90,450
3.00%, due 5/1/33	127,996	122,208
3.00%, due 9/1/33	20,052	19,092
3.50%, due 5/1/26	8,977	8,808
3.50%, due 11/1/31	13,613	13,286
3.50%, due 5/1/33	35,247	34,603
3.50%, due 6/1/33	54,196	53,474
3.50%, due 7/1/33	25,838	25,367
3.50%, due 9/1/33	33,697	33,081
4.00%, due 5/1/24	2,458	2,439
4.00%, due 11/1/29	23,773	23,338
UMBS, 20 Year
3.00%, due 2/1/37	104,497	97,336
3.00%, due 1/1/38	203,277	189,126
4.00%, due 2/1/37	17,631	17,215
4.00%, due 8/1/38	106,138	103,332
5.00%, due 8/1/31	11,399	11,323
5.50%, due 8/1/27	20,512	20,589
UMBS, 30 Year
2.00%, due 8/1/50	1,574,820	1,300,751
2.00%, due 8/1/50	1,676,332	1,385,301
2.00%, due 9/1/50	2,020,527	1,661,727
2.00%, due 2/1/51	1,617,769	1,327,556
2.00%, due 3/1/51	1,738,632	1,441,696
2.00%, due 5/1/51	1,976,125	1,620,804
2.00%, due 1/1/52	2,580,545	2,117,603
2.50%, due 4/1/46	23,265	20,252
2.50%, due 10/1/46	110,189	95,031
2.50%, due 11/1/50	1,662,205	1,421,104
2.50%, due 6/1/51	2,045,464	1,741,475
2.50%, due 12/1/51	686,130	583,993
2.50%, due 4/1/52	867,381	756,140
2.50%, due 4/1/52	1,900,000	1,638,512
3.00%, due 9/1/42	444,740	408,937
3.00%, due 3/1/43	1,267,727	1,165,132
3.00%, due 12/1/43	511,455	469,650
3.00%, due 10/1/44	334,753	307,693
3.00%, due 10/1/46	47,018	42,570
3.00%, due 12/1/46	561,492	508,781
3.00%, due 2/1/47	89,333	80,882
3.00%, due 8/1/47	456,654	415,904
3.00%, due 11/1/47	80,614	72,646
3.00%, due 6/1/48	46,184	41,543
3.50%, due 5/1/45	399,697	376,039
3.50%, due 9/1/45	26,846	25,055
3.50%, due 12/1/45	71,334	66,575

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
3.50%, due 12/1/45	$ 187,998	$ 177,553
3.50%, due 1/1/46	131,505	123,762
3.50%, due 1/1/46	105,865	98,802
3.50%, due 4/1/46	44,105	41,162
3.50%, due 9/1/46	237,480	222,865
3.50%, due 10/1/46	107,748	100,557
3.50%, due 10/1/46	41,355	38,595
3.50%, due 1/1/47	80,985	75,893
3.50%, due 7/1/47	17,053	15,915
3.50%, due 7/1/47	100,761	94,788
3.50%, due 10/1/47	60,569	56,455
3.50%, due 11/1/47	199,966	186,621
3.50%, due 11/1/47	85,809	80,037
3.50%, due 11/1/47	230,850	215,443
3.50%, due 12/1/47	16,523	15,411
3.50%, due 8/1/48	106,696	99,529
3.50%, due 9/1/48	136,492	127,324
3.50%, due 2/1/49	254,319	236,450
3.50%, due 6/1/49	2,904	2,701
3.50%, due 10/1/52	618,666	567,620
4.00%, due 8/1/44	110,615	107,324
4.00%, due 2/1/45	88,645	85,461
4.00%, due 9/1/45	16,772	16,170
4.00%, due 5/1/46	77,111	74,340
4.00%, due 9/1/46	30,835	29,727
4.00%, due 9/1/46	37,569	36,208
4.00%, due 2/1/47	16,277	15,692
4.00%, due 4/1/47	6,335	6,107
4.00%, due 5/1/47	46,957	45,090
4.00%, due 5/1/47	37,949	36,586
4.00%, due 6/1/47	147,455	142,683
4.00%, due 10/1/47	15,773	15,155
4.00%, due 11/1/47	15,423	14,836
4.00%, due 12/1/47	35,302	33,902
4.00%, due 1/1/48	85,921	82,636
4.00%, due 1/1/48	16,217	15,621
4.00%, due 1/1/48	92,448	88,833
4.00%, due 2/1/48	46,005	44,304
4.00%, due 6/1/48	211,255	203,138
4.00%, due 7/1/48	110,003	105,867
4.00%, due 7/1/48	36,259	34,853
4.00%, due 7/1/48	177,219	170,486
4.00%, due 8/1/48	28,233	27,154
4.00%, due 9/1/48	112,315	108,139
4.00%, due 9/1/48	27,358	26,305
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
4.00%, due 10/1/48	$ 19,179	$ 18,446
4.00%, due 11/1/48	49,180	47,311
4.00%, due 1/1/49	39,410	37,871
4.50%, due 7/1/46	16,504	16,367
4.50%, due 12/1/46	26,006	25,775
4.50%, due 4/1/47	250,903	246,829
4.50%, due 5/1/47	6,797	6,721
4.50%, due 7/1/47	107,008	105,020
4.50%, due 7/1/47	25,269	24,893
4.50%, due 8/1/47	1,372	1,355
4.50%, due 2/1/48	102,440	100,713
4.50%, due 4/1/48	15,727	15,499
4.50%, due 4/1/48	8,064	7,951
4.50%, due 4/1/48	32,491	32,090
4.50%, due 5/1/48	62,658	61,784
4.50%, due 6/1/48	34,886	34,403
4.50%, due 8/1/48	62,000	60,883
4.50%, due 10/1/48	21,292	20,974
4.50%, due 9/1/49	280,356	275,664
4.50%, due 11/1/52	1,104,352	1,070,843
5.00%, due 6/1/39	70,782	71,926
5.00%, due 6/1/40	17,618	17,903
5.00%, due 7/1/47	32,439	32,555
5.00%, due 1/1/48	39,178	39,378
5.00%, due 4/1/48	26,895	27,162
5.00%, due 5/1/48	35,460	35,470
5.00%, due 9/1/48	22,586	22,777
5.00%, due 2/1/53	472,841	467,785
5.50%, due 6/1/36	21,314	21,949
5.50%, due 5/1/44	46,343	47,724
5.50%, due 9/1/48	71,105	72,442
UMBS, Single Family, 30 Year
5.50%, due 1/25/54 TBA (f)	1,650,000	1,656,961
		36,559,941
Government National Mortgage Association (Mortgage Pass-Through Securities) 5.5%
GNMA I, Single Family, 30 Year
3.00%, due 6/15/45	13,320	12,120
3.00%, due 10/15/45	7,917	7,224
3.00%, due 5/15/48	58,865	52,836
3.50%, due 3/15/45	6,514	6,153
3.50%, due 4/15/45	12,882	12,166
3.50%, due 5/15/48	23,086	21,337
4.00%, due 8/15/46	23,261	22,461
4.00%, due 11/15/47	54,233	52,368
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
GNMA I, Single Family, 30 Year (continued)
4.00%, due 7/15/49	$ 49,103	$ 47,174
4.50%, due 8/15/46	48,612	48,086
4.50%, due 2/15/47	2,804	2,769
4.50%, due 4/15/47	16,875	17,109
4.50%, due 8/15/47	88,541	88,377
4.50%, due 8/15/47	122,123	123,702
5.00%, due 4/15/47	16,072	15,948
5.00%, due 12/15/47	18,285	18,000
GNMA II, Single Family, 30 Year
2.00%, due 6/20/51	4,536,603	3,841,297
2.50%, due 4/20/47	25,606	22,676
2.50%, due 5/20/51	4,614,259	4,038,784
3.00%, due 11/20/45	244,430	225,052
3.00%, due 8/20/46	81,374	74,768
3.00%, due 9/20/46	43,399	39,868
3.00%, due 10/20/46	273,091	250,809
3.00%, due 1/20/47	316,469	290,520
3.00%, due 5/20/47	55,637	51,073
3.00%, due 12/20/47	164,301	150,424
3.00%, due 2/20/48	180,666	165,373
3.00%, due 3/20/48	208,730	191,073
3.00%, due 9/20/51	1,330,801	1,205,312
3.50%, due 11/20/42	101,894	95,281
3.50%, due 9/20/44	135,135	127,796
3.50%, due 11/20/45	151,655	143,004
3.50%, due 7/20/46	15,674	14,775
3.50%, due 10/20/46	16,684	15,724
3.50%, due 11/20/46	203,059	191,381
3.50%, due 1/20/47	230,135	217,120
3.50%, due 5/20/47	166,405	156,835
3.50%, due 9/20/47	164,947	155,333
3.50%, due 10/20/47	296,883	279,555
3.50%, due 12/20/47	147,227	138,850
3.50%, due 7/20/48	79,520	74,682
3.50%, due 10/20/48	83,524	78,602
4.00%, due 12/20/46	13,911	13,427
4.00%, due 1/20/47	105,642	101,994
4.00%, due 2/20/47	25,426	24,551
4.00%, due 3/20/47	18,666	18,000
4.00%, due 4/20/47	40,016	38,583
4.00%, due 5/20/47	33,647	32,523
4.00%, due 7/20/47	13,111	12,638
4.00%, due 11/20/47	164,781	159,068
4.00%, due 12/20/47	36,432	35,108
	Principal Amount	Value

Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
GNMA II, Single Family, 30 Year (continued)
4.00%, due 4/20/48	$ 122,297	$ 118,134
4.00%, due 5/20/48	54,599	52,723
4.00%, due 6/20/48	22,831	21,958
4.00%, due 8/20/48	154,430	148,574
4.00%, due 9/20/48	82,761	79,560
4.00%, due 3/20/49	20,673	19,931
4.50%, due 8/20/46	48,336	48,405
4.50%, due 4/20/47	37,839	37,684
4.50%, due 11/20/47	34,855	34,503
4.50%, due 1/20/48	79,665	78,821
4.50%, due 3/20/48	33,638	33,297
4.50%, due 5/20/48	27,674	27,355
4.50%, due 6/20/48	45,616	45,084
5.00%, due 8/20/45	61,603	62,693
5.00%, due 11/20/46	37,996	38,700
5.00%, due 11/20/47	34,361	34,647
5.00%, due 3/20/48	20,179	20,409
5.00%, due 6/20/48	41,724	41,995
		14,164,162
United States Treasury Bonds 4.1%
U.S. Treasury Bonds
2.75%, due 8/15/47	235,000	182,988
2.75%, due 11/15/47	300,000	233,508
2.875%, due 5/15/49	250,000	198,652
3.00%, due 2/15/47	315,000	257,525
3.00%, due 5/15/47	175,000	142,933
3.00%, due 2/15/48	1,730,000	1,409,747
3.00%, due 8/15/48	715,000	581,999
3.00%, due 2/15/49	845,000	687,586
3.00%, due 8/15/52	1,020,000	834,129
3.125%, due 5/15/48	1,310,000	1,091,394
3.375%, due 11/15/48	550,000	479,230
3.625%, due 5/15/53	415,000	383,680
4.00%, due 11/15/52	1,900,000	1,874,617
4.125%, due 8/15/53	350,000	353,773
4.75%, due 11/15/53	1,600,000	1,794,250
		10,506,011
United States Treasury Notes 37.9%
U.S. Treasury Notes
0.125%, due 1/15/24	700,000	698,713
0.125%, due 2/15/24	400,000	397,517
0.25%, due 3/15/24	1,400,000	1,386,055
0.25%, due 5/15/24	1,300,000	1,276,641
0.25%, due 6/15/24	1,300,000	1,271,613

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes (continued)
U.S. Treasury Notes (continued)
0.25%, due 5/31/25	$ 1,850,000	$ 1,742,252
0.25%, due 6/30/25	200,000	187,852
0.25%, due 8/31/25	150,000	140,033
0.375%, due 4/15/24	1,000,000	986,250
0.375%, due 7/15/24	400,000	390,094
0.375%, due 8/15/24	1,250,000	1,214,160
0.50%, due 8/31/27	800,000	706,812
0.875%, due 1/31/24	1,825,000	1,818,534
1.00%, due 7/31/28	225,000	197,903
1.125%, due 2/29/28	400,000	357,562
1.25%, due 3/31/28	200,000	179,344
1.25%, due 5/31/28	875,000	781,655
1.25%, due 6/30/28	1,200,000	1,070,156
1.50%, due 2/29/24	1,650,000	1,639,988
1.50%, due 1/31/27	325,000	301,679
1.75%, due 6/30/24	2,875,000	2,827,046
1.75%, due 7/31/24	2,100,000	2,060,379
1.875%, due 8/31/24	650,000	636,695
1.875%, due 2/28/27	475,000	445,275
1.875%, due 2/28/29	1,710,000	1,550,088
2.00%, due 4/30/24	2,535,000	2,508,462
2.125%, due 7/31/24	150,000	147,469
2.25%, due 3/31/24	2,575,000	2,555,788
2.375%, due 3/31/29	1,550,000	1,439,018
2.375%, due 5/15/29	825,000	764,672
2.50%, due 4/30/24	300,000	297,258
2.50%, due 5/15/24	2,000,000	1,980,469
2.50%, due 5/31/24	3,200,000	3,164,250
2.50%, due 3/31/27	300,000	286,723
2.625%, due 7/31/29	700,000	655,484
2.75%, due 6/30/25	275,000	268,265
2.75%, due 7/31/27	775,000	743,939
2.75%, due 5/31/29	675,000	637,268
2.875%, due 5/31/25	300,000	293,168
2.875%, due 6/15/25	750,000	733,008
2.875%, due 4/30/29	400,000	380,484
3.00%, due 7/31/24	1,500,000	1,482,305
3.125%, due 8/15/25	3,175,000	3,111,748
3.125%, due 8/31/29	1,490,000	1,431,040
3.25%, due 8/31/24	1,600,000	1,581,062
3.25%, due 6/30/29	1,275,000	1,234,011
3.50%, due 9/15/25	1,575,000	1,551,806
3.50%, due 1/31/28	1,075,000	1,058,035
3.50%, due 1/31/30	1,810,000	1,770,194
3.50%, due 2/15/33	175,000	169,702
3.625%, due 5/15/26	1,805,000	1,784,059
	Principal Amount	Value

United States Treasury Notes (continued)
U.S. Treasury Notes (continued)
3.625%, due 3/31/28	$ 250,000	$ 247,275
3.75%, due 4/15/26	1,000,000	990,703
3.75%, due 6/30/30	375,000	371,631
3.875%, due 1/15/26	500,000	496,191
3.875%, due 9/30/29	2,325,000	2,320,277
3.875%, due 11/30/29	1,425,000	1,422,272
4.00%, due 12/15/25	2,500,000	2,486,621
4.00%, due 2/15/26	1,000,000	995,430
4.00%, due 2/29/28	500,000	501,641
4.00%, due 10/31/29	1,520,000	1,527,066
4.00%, due 2/28/30	2,075,000	2,084,808
4.125%, due 6/15/26	1,450,000	1,449,660
4.125%, due 10/31/27	960,000	966,037
4.125%, due 8/31/30	585,000	592,335
4.25%, due 9/30/24	2,375,000	2,362,847
4.25%, due 10/15/25	2,300,000	2,295,687
4.375%, due 10/31/24	1,200,000	1,194,891
4.375%, due 8/15/26	1,300,000	1,308,734
4.375%, due 11/30/30	800,000	822,625
4.50%, due 11/15/25	3,000,000	3,010,078
4.50%, due 7/15/26	700,000	706,508
4.625%, due 6/30/25	200,000	200,477
4.625%, due 3/15/26	175,000	176,518
4.625%, due 9/15/26	2,325,000	2,357,423
4.625%, due 10/15/26	1,385,000	1,405,559
4.625%, due 11/15/26	2,625,000	2,666,426
4.875%, due 10/31/30	795,000	840,837
5.00%, due 8/31/25	300,000	302,766
5.00%, due 10/31/25	4,275,000	4,323,763
		96,721,069
Total U.S. Government & Federal Agencies (Cost $184,089,268)		176,724,924
Total Long-Term Bonds (Cost $263,257,655)		247,915,460

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments December 31, 2023†^ (continued)
	Shares	Value

Exchange-Traded Fund 1.1%
iShares iBoxx $ Investment Grade Corporate Bond ETF	24,654	$ 2,728,212
Total Exchange-Traded Fund (Cost $2,486,968)		2,728,212
Total Investments (Cost $265,744,623)	98.2%	250,643,672
Other Assets, Less Liabilities	1.8	4,673,990
Net Assets	100.0%	$ 255,317,662

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2023.
(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2023.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Step coupon—Rate shown was the rate in effect as of December 31, 2023.
(e)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2023.
(f)	TBA—Security purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2023, the total net market value was $1,656,961, which represented 0.6% of the Portfolio’s net assets. All or a portion of this security is a part of a mortgage dollar roll agreement.
Futures Contracts
As of December 31, 2023, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 5 Year Notes	110	March 2024	$ 11,736,690	$ 11,965,078	$ 228,388
U.S. Treasury 10 Year Notes	96	March 2024	10,508,286	10,837,500	329,214
U.S. Treasury 10 Year Ultra Bonds	42	March 2024	4,752,240	4,956,656	204,416
U.S. Treasury Long Bonds	76	March 2024	8,835,737	9,495,250	659,513
U.S. Treasury Ultra Bonds	20	March 2024	2,442,588	2,671,875	229,287
Total Long Contracts					1,650,818
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Indexed Bond Portfolio

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 2 Year Notes	(52)	March 2024	$ (10,603,850)	$ (10,707,531)	$ (103,681)
Net Unrealized Appreciation					$ 1,547,137

1.	As of December 31, 2023, cash in the amount of $933,856 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2023.

Abbreviation(s):
ETF—Exchange-Traded Fund
FFCB—Federal Farm Credit Bank
FHLMC—Federal Home Loan Mortgage Corp.
GNMA—Government National Mortgage Association
REMIC—Real Estate Mortgage Investment Conduit
TBA—To Be Announced
UMBS—Uniform Mortgage Backed Securities
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 59,514,136	$ —	$ 59,514,136
Foreign Government Bonds	—	7,675,271	—	7,675,271
Mortgage-Backed Securities	—	4,001,129	—	4,001,129
U.S. Government & Federal Agencies	—	176,724,924	—	176,724,924
Total Long-Term Bonds	—	247,915,460	—	247,915,460
Exchange-Traded Fund	2,728,212	—	—	2,728,212
Total Investments in Securities	2,728,212	247,915,460	—	250,643,672
Other Financial Instruments
Futures Contracts (b)	1,650,818	—	—	1,650,818
Total Investments in Securities and Other Financial Instruments	$ 4,379,030	$ 247,915,460	$ —	$ 252,294,490
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (103,681)	$ —	$ —	$ (103,681)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in securities, at value (identified cost $265,744,623)	$250,643,672
Cash	3,396,428
Cash collateral on deposit at broker for futures contracts	933,856
Receivables:
Interest	1,831,727
Investment securities sold	650,000
Other assets	14,049
Total assets	257,469,732
Liabilities
Payables:
Investment securities purchased	1,941,522
Manager (See Note 3)	53,754
Shareholder communication	43,964
Variation margin on futures contracts	36,056
Professional fees	32,174
Custodian	25,989
Accrued expenses	18,611
Total liabilities	2,152,070
Net assets	$255,317,662
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 29,251
Additional paid-in-capital	286,366,448
286,395,699
Total distributable earnings (loss)	(31,078,037)
Net assets	$255,317,662
Initial Class
Net assets applicable to outstanding shares	$255,317,662
Shares of beneficial interest outstanding	29,250,945
Net asset value per share outstanding	$ 8.73

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Indexed Bond Portfolio

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Interest	$ 8,637,626
Dividends	183,633
Total income	8,821,259
Expenses
Manager (See Note 3)	653,881
Professional fees	78,952
Custodian	64,183
Trustees	6,695
Miscellaneous	2,281
Total expenses	805,992
Net investment income (loss)	8,015,267
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(2,176,162)
Futures transactions	(2,382,813)
Net realized gain (loss)	(4,558,975)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	8,230,646
Futures contracts	1,739,740
Net change in unrealized appreciation (depreciation)	9,970,386
Net realized and unrealized gain (loss)	5,411,411
Net increase (decrease) in net assets resulting from operations	$13,426,678
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 8,015,267	$ 5,997,650
Net realized gain (loss)	(4,558,975)	(18,031,556)
Net change in unrealized appreciation (depreciation)	9,970,386	(31,077,237)
Net increase (decrease) in net assets resulting from operations	13,426,678	(43,111,143)
Distributions to shareholders:
Initial Class	(6,208,537)	(11,493,602)
Capital share transactions:
Net proceeds from sales of shares	6,717,751	66,908,730
Net asset value of shares issued to shareholders in reinvestment of distributions	6,208,537	11,493,602
Cost of shares redeemed	(38,241,669)	(180,601,111)
Increase (decrease) in net assets derived from capital share transactions	(25,315,381)	(102,198,779)
Net increase (decrease) in net assets	(18,097,240)	(156,803,524)
Net Assets
Beginning of year	273,414,902	430,218,426
End of year	$255,317,662	$ 273,414,902
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Indexed Bond Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.51	$ 10.30	$ 11.25	$ 10.62	$ 9.80
Net investment income (loss) (a)	0.26	0.19	0.14	0.18	0.27
Net realized and unrealized gain (loss)	0.17	(1.58)	(0.36)	0.60	0.55
Total from investment operations	0.43	(1.39)	(0.22)	0.78	0.82
Less distributions:
From net investment income	(0.21)	(0.28)	(0.31)	(0.13)	—
From net realized gain on investments	—	(0.12)	(0.42)	(0.02)	—
Total distributions	(0.21)	(0.40)	(0.73)	(0.15)	—
Net asset value at end of year	$ 8.73	$ 8.51	$ 10.30	$ 11.25	$ 10.62
Total investment return (b)	5.25%	(13.34)%	(1.95)%	7.40%	8.37%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.06%	2.06%	1.26%	1.59%	2.66%
Net expenses (d)	0.31%	0.32%	0.30%	0.29%	0.30%
Portfolio turnover rate (e)	49%	182%	239%	191%	65%
Net assets at end of year (in 000's)	$ 255,318	$ 273,415	$ 430,218	$ 757,632	$ 422,163

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The portfolio turnover rate not including mortgage dollar rolls were 48%, 146%, 55%, 138%, and 57% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Indexed Bond Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share class that has been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 2017
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares.
The Portfolio's investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio's primary benchmark index.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation

26	MainStay VP Indexed Bond Portfolio

technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Exchange-traded funds  (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds,
27

Notes to Financial Statements (continued)
asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging  techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have

28	MainStay VP Indexed Bond Portfolio

minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(I) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(J) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would
29

Notes to Financial Statements (continued)
involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities as well as help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of December 31, 2023:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$1,650,818	$1,650,818
Total Fair Value	$1,650,818	$1,650,818

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(103,681)	$(103,681)
Total Fair Value	$(103,681)	$(103,681)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Transactions	$(2,382,813)	$(2,382,813)
Total Net Realized Gain (Loss)	$(2,382,813)	$(2,382,813)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$1,739,740	$1,739,740
Total Net Change in Unrealized Appreciation (Depreciation)	$1,739,740	$1,739,740

Average Notional Amount	Total
Futures Contracts Long	$34,826,482
Futures Contracts Short	$ (8,571,606)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. During the year ended December 31, 2023, the effective management fee rate was 0.25% (exclusive of any applicable waivers/reimbursements) of the Portfolio's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.375% of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

30	MainStay VP Indexed Bond Portfolio

During the year ended December 31, 2023, New York Life Investments earned fees from the Portfolio in the amount of $653,881 and paid the Subadvisor fees in the amount of $326,940.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$266,255,222	$1,570,678	$(17,351,659)	$(15,780,981)
As of December 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$8,026,771	$(23,493,258)	$—	$(15,611,550)	$(31,078,037)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts, wash sale and straddle loss deferral adjustments.
As of December 31, 2023, for federal income tax purposes, capital loss carryforwards of $23,323,827, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$9,353	$13,970
During the years ended December 31, 2023 and December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$6,208,537	$ 7,933,251
Long-Term Capital Gains	—	3,560,351
Total	$6,208,537	$11,493,602
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily SOFR + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
31

Notes to Financial Statements (continued)
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2023, purchases and sales of U.S. government securities were $82,826 and $98,514, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $39,975 and $54,615, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2023 and December 31, 2022, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	783,139	$ 6,717,751
Shares issued to shareholders in reinvestment of distributions	763,686	6,208,537
Shares redeemed	(4,420,609)	(38,241,669)
Net increase (decrease)	(2,873,784)	$ (25,315,381)
Year ended December 31, 2022:
Shares sold	7,946,321	$ 66,908,730
Shares issued to shareholders in reinvestment of distributions	1,386,074	11,493,602
Shares redeemed	(18,986,252)	(180,601,111)
Net increase (decrease)	(9,653,857)	$(102,198,779)
Note 10–Other Matters
As of the date of this report, the Portfolio faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Portfolio's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay VP Indexed Bond Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP Indexed Bond Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Indexed Bond Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2024
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Indexed Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, NYL Investors personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements.  In addition, the Board received information regarding the Portfolio’s asset levels and share purchase and redemption activity, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

34	MainStay VP Indexed Bond Portfolio

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have invested in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by NYL Investors, evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Portfolio’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that NYL Investors provides to the Portfolio and considered the terms of each of the Advisory Agreements.  The Board evaluated NYL Investors’ experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at NYL Investors.  The Board considered New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Portfolio.  The Board also considered NYL Investors’ ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Portfolio.  In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and NYL Investors regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between representatives of NYL Investors and the members of the Board’s Investment Committee, which generally occur on an annual basis.  In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one-, three- and five-year periods ended July 31, 2023.  The Board considered its discussions with representatives from New York Life Investments and NYL Investors regarding the Portfolio’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and NYL Investors, and profitability of New York Life Investments and its affiliates, including NYL Investors due to their relationships with the Portfolio, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including NYL Investors’, continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio.  The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Portfolio.  The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio, including reputational and other indirect benefits.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio.  In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts.  The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities.  The Board considered information about these other revenues and their impact on the profitability of the relationship with

36	MainStay VP Indexed Bond Portfolio

the Portfolio to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including NYL Investors, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Portfolio.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Portfolio, if any.  The Board considered the contractual management fee schedule for the Portfolio as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses.  The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Portfolio and whether the Portfolio’s management fee and expense structure permits any economies of scale to be appropriately shared with the Portfolio’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio.  The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Portfolio’s shareholders through the Portfolio’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
37

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
38

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay VP Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay Funds: Trustee since 2023 (11 Funds)
MainStay Funds Trust: Trustee since 2023 (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
39

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay VP Funds Trust: Chair since 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC since 1990	81	MainStay Funds: Chair since January 2017 and Trustee since 2007 (11 Funds); MainStay Funds Trust: Chair since January 2017 and Trustee since 1990 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
40	MainStay VP Indexed Bond Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay Funds: Trustee since 2006 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
41

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015 to 2016); Managing Director, Product Development (from 2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
42	MainStay VP Indexed Bond Portfolio

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP Natural Resources Portfolio
MainStay VP PineStone International Equity Portfolio1
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio2
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
PineStone Asset Management Inc.
Montreal, Québec
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to August 28, 2023, the Portfolio's name was MainStay VP MacKay International Equity Portfolio.
2.	Effective on or about May 1, 2024, the MainStay VP MacKay Government Portfolio will be renamed the MainStay VP U.S. Infrastructure Bond Portfolio.
Not part of the Annual Report

2023 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2024 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015877	MSVPIN11-02/24
(NYLIAC) NI555

MainStay VP Janus Henderson Balanced Portfolio

Message from the President and Annual Report
December 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit our website.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Against a backdrop of easing inflationary pressures and continued economic growth, stocks and bonds generally gained ground during the 12-month period ended December 31, 2023, despite high levels of volatility and sharp disparities between the performance of the different market sectors.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation, interest rate, and economic growth trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 6.4% in January, and 3.4% in December 2023. At the same time, the Fed increased the benchmark federal funds rate from 4.25%–4.50% at the beginning of reporting period, to 5.25%–5.50% as of the end of 2023. Despite the increasing cost of capital and tighter lending environment that resulted from rising rates, economic growth remained surprisingly robust, bolstered by high levels of consumer spending, low levels of unemployment and better-than-expected corporate earnings. With the pace of rate increases slowing from the prior year, investors began hoping for an early shift to a looser monetary policy, with stock prices and bond yields reacting as economic data and statements from the Fed either reinforced or undercut those hopes. Following months of hawkish rhetoric, the Fed finally reversed its stance in December 2023, signaling a positive economic outlook with little chance of a recession and a likelihood of rate cuts in 2024.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced strong gains during the reporting period-– recovering all its losses from 2022 and approached new record territory. A preponderance of the Index’s gains were generated by a relatively small number of mega-cap stocks in the information technology, communication services and consumer discretionary sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened during the closing weeks of the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced generally positive returns, bolstered by attractive and relatively stable yields. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield. Corporate bond prices trended moderately higher, generally outperforming government securities. After years of low yields and tight credit spreads, the corporate sector benefited from more attractive valuations and income opportunities. Among corporates, markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. International bond markets produced mixed returns, with emerging-markets issues advancing over their developed-markets counterparts.
The market volatility of recent years reminds us of the constant need for experienced and steadfast portfolio management in the face of uncertainty. New York Life Investments remains dedicated to providing you, as a valued MainStay VP investor, with the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	2/17/2012	15.52%	9.76%	8.05%	0.57%
Service Class Shares	2/17/2012	15.23	9.48	7.78	0.82

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	26.29%	15.69%	12.03%
Bloomberg U.S. Aggregate Bond Index[2]	5.53	1.10	1.81
Janus Balanced Composite Index[3]	16.62	9.26	7.59
Morningstar Moderate Allocation Category Average[4]	13.78	8.16	6.07

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The S&P 500® Index is the Portfolio's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
2.	The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
3.	The Portfolio has selected the Janus Balanced Composite Index as an additional benchmark. The Janus Balanced Composite Index consists of the S&P 500® Index (55% weighted) and the Bloomberg U.S. Aggregate Bond Index (45% weighted).
4.	The Morningstar Moderate Allocation Category Average is representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These moderate strategies seek to balance preservation of capital with appreciation. They typically expect volatility similar to a strategic equity exposure between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Janus Henderson Balanced Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,057.50	$2.96	$1,022.33	$2.91	0.57%
Service Class Shares	$1,000.00	$1,056.10	$4.25	$1,021.07	$4.18	0.82%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Janus Henderson Balanced Portfolio

Portfolio Composition as of December 31, 2023 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2023 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Bonds, 4.125%-4.75%, due 8/15/43–11/15/53
2.	Microsoft Corp.
3.	UMBS, 30 Year, 2.50%-6.00%, due 2/1/37–9/1/53
4.	Apple, Inc.
5.	Alphabet, Inc., Class C
6.	U.S. Treasury Notes, 4.375%-4.50%, due 12/15/26–11/15/33
7.	NVIDIA Corp.
8.	UMBS Pool, 30 Year, 2.50%-6.50%, due 4/1/40–11/1/53
9.	Mastercard, Inc., Class A
10.	UnitedHealth Group, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Michael Keough, Jeremiah Buckley, CFA and Greg Wilensky of Janus Henderson Investors US (“Janus Henderson”) the Portfolio’s Subadvisor.
How did MainStay VP Janus Henderson Balanced Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2023?
For the 12 months ended December 31, 2023, MainStay VP Janus Henderson Balanced Portfolio returned 15.52% for Initial Class shares and 15.23% for Service Class shares. Over the same period, both share classes underperformed the 26.29% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and outperformed the 5.53% return of the Bloomberg U.S. Aggregate Bond Index, which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2023, both share classes underperformed the 16.62% return of the Janus Balanced Composite Index, which is an additional benchmark of the Portfolio, and outperformed the 13.78% return of the Morningstar Moderate Allocation Category Average.1
What factors affected the Portfolio’s performance relative to its primary prospectus benchmark during the reporting period?
The Portfolio underperformed the S&P 500® Index primarily due to the Portfolio’s allocation to fixed income, which held back returns against the all-equity Index during a reporting period in which equities posted relatively strong gains. The equity portion of the Portfolio also underperformed the S&P 500® Index, largely due to unfavorable positioning in the consumer discretionary, industrials and communication services sectors.
During the reporting period, which sectors were the strongest positive contributors to relative performance in the equity portion of Portfolio and which sectors were particularly weak?
The health care sector made the strongest positive contribution to the performance of the equity portion of Portfolio relative to the S&P 500® Index, due to strong stock selection. (Contributions take weightings and total returns into account.) Underweight exposure to the lagging energy sector further enhanced relative performance, although the energy position generated a negative total return. Stock selection made financials the third-strongest contributing sector to the equity portion of the Portfolio’s relative returns. Zero weight in the utility and real estate sectors bolstered relative performance as well.
Disappointing stock selection caused the consumer discretionary sector to detract most significantly from the equity portion of the Portfolio’s performance relative to the S&P 500® Index. The industrial sector produced the second-weakest relative returns, due to stock selection and overweight allocation, followed by communication services, based on stock selection and underweight allocation.
During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?
Shares in productivity software company Microsoft provided the strongest positive contributions to the absolute performance of the equity portion of the Portfolio. The stock benefited from the developments in, and optimism regarding, artificial intelligence (AI)—particularly Microsoft’s integration of AI in its products, such as the Bing search engine. The potential for increased demand for the company’s cloud business, Azure, also supported the stock.
Graphics semiconductor company NVIDIA provided the second-strongest positive contribution to absolute performance. NVIDIA was another beneficiary of trends in AI, when supply was outpaced by demand for the company’s graphics processor units used in generative AI applications. Nvidia’s graphic processing units, developer tools and partnerships set the standard in AI, fueling excitement about the company’s long-term growth opportunities given the array of applications that its technologies enable.
Consumer technology stock Apple was the third-strongest contributor to the Portfolio’s performance. The stock benefited from better-than-expected iPhone sales, favorable commodity costs, and a higher services contribution to its revenues, with services setting a new, all-time revenue record.
The weakest contribution to absolute performance came from holdings in American variety store Dollar General, which generated a negative total return. The discount retailer struggled amid inventory challenges as well as financial constraints facing core clientele. We closed the Portfolio’s position during the reporting period.
Shares in multinational investment bank and financial services holding company Bank of America declined as well, making the position the second-weakest contributor to absolute performance. The combination of private markets taking growth opportunities, increasing regulation that could lead to more capital requirements, and a slower-than-expected recovery in investment banking and capital markets led us to close the Portfolio’s position.
Holdings in agricultural chemical and seed company Corteva produced the third-weakest contribution to absolute performance, also generating negative total return. The company lowered guidance for the second half of the year as inventory destocking in crop chemicals generally led to lower sales volumes, particularly in Brazil.

1.	See "Investment and Performance Comparison" for more information on benchmark and peer group returns.
8	MainStay VP Janus Henderson Balanced Portfolio

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?
After closing the Portfolio’s position in online retailer Amazon.com earlier in 2023, we re-established a position in the company on the view that e-commerce growth was accelerating, and Amazon’s capabilities—given its investments in distribution, inventories and infrastructure—made it more convenient and compelling for the consumer. A favorable view on the growth outlook for cloud spending and Amazon’s discipline regarding expenses further contributed to the decision to re-introduce the position. The Portfolio also initiated a position in diversified software developer Adobe, believing that the company’s new AI-incorporated product offering, Firefly, will eventually lead to an acceleration in revenue growth. Additionally, Adobe exhibited high-quality execution and strong product development innovation, and we saw an attractive entry point into this growth-oriented name in the latter part of the reporting period.
Among significant sales, we closed the Portfolio’s positions in Dollar General and Bank of America, for the reasons described above.
How did sector weightings change in the equity portion of the Portfolio during the reporting period?
During the reporting period, the equity portion of the Portfolio increased its exposure to the information technology, communication services, financials and energy sectors, while decreasing its exposure to health care, industrials, consumer staples, materials, consumer discretionary and real estate.
How was the equity portion of the Portfolio positioned at the end of the reporting period?
As of December 31, 2023, relative to the S&P 500® Index, the largest overweight position in the equity portion of the Portfolio was in consumer discretionary, followed by health care and then financials. The most significantly underweight positions as of the same date were in energy, industrials and materials. As of December 31, 2023, the Portfolio did not hold stocks in the utilities or real estate sectors.
What was the duration2 strategy of the fixed-income portion of the Portfolio during the reporting period?
We took a dynamic approach to the duration positioning of the fixed-income portion of Portfolio, seeking to increase or reduce duration depending on our conviction regarding expectations for the future trajectory of interest rates. Entering the reporting period, the fixed-income portion of Portfolio held underweight duration relative to the Bloomberg U.S. Aggregate Bond Index, and continued to do so for the first half of the year. Just after mid-2023, we adopted a neutral yield curve3 stance and positioned the Portfolio for a modestly steeper yield curve, given that the U.S. Federal Reserve (the “Fed”) appeared to be nearing the end of its rate hiking cycle. After the Fed’s December 2023 pivot, when the central bank indicated a likelihood of multiple rate cuts in 2024, we reduced the Portfolio’s duration as rates increased, ending the reporting period with a duration of 6.05 years, or approximately 98% of the Bloomberg U.S. Aggregate Bond Index's duration.
In the first half of the period, the Portfolio’s underweight duration position contributed positively to relative performance as rates continued to rise. The Portfolio’s neutral-to-modestly-underweight stance gave back some earlier gains as rates fell in advance of the Fed’s December pivot, however, for the entire period, duration positioning had a positive impact on relative performance.
What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?
The shifting outlook for recession, inflation data and Fed policy, yield-curve shifts, instability in the banking sector and corporate fundamentals all played a role in our dynamic adjustment of allocations throughout the reporting period. We actively managed duration, for example, adding at attractive yield levels, positioning for the end of the Fed’s rate hiking cycle, and adjusting for the Fed’s December pivot.
Within the spread4 risk allocation of the fixed-income portion of the Portfolio, we maintained a relatively defensive stance during most of the period, but still held overweight exposure to spread risk versus the Bloomberg U.S. Aggregate Bond Index. The fixed income portion of the Portfolio held overweight exposure to securitized sectors for the year as a whole, as we believed securitized spreads were attractively valued and appropriately reflected the risk of an economic slowdown. We were active in agency and non-agency mortgage-backed securities (MBS) and remained selective and active within commercial mortgage-backed securities (CMBS), with minimal exposure to the troubled office sector.
In the third quarter of 2023, economic data and corporate results came in better than expected, and we added to the Portfolio’s spread risk allocation, including corporate investment-grade
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
9

exposure in select issuers with strong fundamentals. On a corporate industry basis, we increased exposure to utilities, believing the sector would likely fare better in a lower-growth environment. We also pursued select opportunities in the new issue market, and sought to capitalize on attractive new issues in banking and industrial names. Within banking, we consolidated exposure in the companies that appeared best positioned to navigate a more challenging lending environment. The fall in rates that occurred late in the reporting period benefited the banking sector, and we modestly trimmed the Portfolio’s corporate positions as the sector outperformed.
During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?
Spread risk positioning helped bolster performance due to the fixed-income portion of the Portfolio’s overweight exposure relative to the Bloomberg U.S. Aggregate Bond Index. Notably, positioning in CMBS, asset-backed securities (ABS) and collateralized mortgage obligations (CMOs) proved beneficial.
A small position in SVB Financial Group ("SVB")—which we had materially reduced prior to the bank’s failure and fully exited by mid-March—generated negative returns and weighed on relative results. Positioning in agency MBS also detracted relative to the Bloomberg U.S. Aggregate Bond Index.
Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?
We believed that securitized credit was generally attractively valued, with valuations reflecting the risk of recession. Accordingly, throughout the reporting period, we added to the fixed-income portion of the Portfolio’s mortgage holdings, including non-agency MBS and CMBS. We also added selectively to corporate credit.
As noted above, we materially reduced the Portfolio’s small position in SVB prior to the bank’s failure and fully exited the position by mid-March. We also reduced the Portfolio’s exposure to Treasury securities during the reporting period.
During the reporting period, how did industry weightings change in the fixed-income portion of the Portfolio?
On a corporate industry basis, the fixed-income portion of the Portfolio added exposure in electric utilities, banking, and brokerage asset managers and exchanges, while reducing exposure to health care and finance companies.
How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?
As of December 31, 2023, relative to the Bloomberg U.S. Aggregate Bond Index, the fixed-income portion of the Portfolio held underweight allocation to Treasury securities, government-related securities and corporate credit, and an overweight allocation to MBS, asset-backed securities and CMBS. The fixed-income portion of the Portfolio held out-of-Index positions in CMOs, CLOs and cash, as well as a very small out-of-Index position in high-yield corporates.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP Janus Henderson Balanced Portfolio

Portfolio of Investments December 31, 2023†^
	Principal Amount	Value
Long-Term Bonds 37.8%
Asset-Backed Securities 2.6%
Automobile Asset-Backed Securities 0.3%
ACC Auto Trust
Series 2022-A, Class A
4.58%, due 7/15/26 (a)	$ 128,695	$ 127,689
Arivo Acceptance Auto Loan Receivables Trust
Series 2022-1A, Class A
3.93%, due 5/15/28 (a)	210,990	207,114
Exeter Automobile Receivables Trust
Series 2021-1A, Class D
1.08%, due 11/16/26	674,000	652,023
JPMorgan Chase Bank NA (a)
Series 2021-1, Class B
0.875%, due 9/25/28	58,467	57,416
Series 2021-2, Class B
0.889%, due 12/26/28	152,797	149,367
LAD Auto Receivables Trust (a)
Series 2021-1A, Class A
1.30%, due 8/17/26	113,297	111,916
Series 2022-1A, Class A
5.21%, due 6/15/27	666,039	662,621
Lendbuzz Securitization Trust (a)
Series 2022-1A, Class A
4.22%, due 5/17/27	572,562	560,313
Series 2023-1A, Class A2
6.92%, due 8/15/28	447,959	450,315
Santander Bank Auto Credit-Linked Notes (a)
Series 2022-A, Class B
5.281%, due 5/15/32	599,075	593,972
Series 2022-B, Class A2
5.587%, due 8/16/32	203,481	202,918
Santander Bank NA
Series 2021-1A, Class B
1.833%, due 12/15/31 (a)	85,324	83,125
Tesla Auto Lease Trust
Series 2021-B, Class B
0.91%, due 9/22/25 (a)	258,000	251,637
Westlake Automobile Receivables Trust
Series 2020-1A, Class D
2.80%, due 6/16/25 (a)	119,565	119,279
		4,229,705
Credit Card Asset-Backed Security 0.1%
Mercury Financial Credit Card Master Trust
Series 2023-1A, Class A
8.04%, due 9/20/27 (a)	1,065,000	1,076,644
	Principal Amount	Value

Home Equity Asset-Backed Securities 0.2%
Saluda Grade Alternative Mortgage Trust (a)(b)
Series 2023-FIG4, Class A
6.718%, due 11/25/53	$ 1,040,000	$ 1,056,250
Series 2023-FIG3, Class A
7.067%, due 8/25/53	1,578,469	1,579,191
Towd Point Mortgage Trust
Series 2023-CES2, Class A1A
7.294%, due 10/25/63 (a)(b)	603,610	617,591
		3,253,032
Other Asset-Backed Securities 2.0%
American Tower Trust #1
5.49%, due 3/15/28 (a)	2,081,000	2,110,750
Aqua Finance Trust
Series 2021-A, Class A
1.54%, due 7/17/46 (a)	238,861	213,376
ARES LX CLO Ltd.
Series 2021-60A, Class A
6.777% (3 Month SOFR + 1.382%), due 7/18/34 (a)(c)	322,000	321,661
CBAM Ltd. (a)(c)
Series 2019-11RA, Class A1
6.857% (3 Month SOFR + 1.442%), due 1/20/35	1,569,000	1,565,073
Series 2019-11RA, Class B
7.427% (3 Month SOFR + 2.012%), due 1/20/35	400,456	398,053
CF Hippolyta Issuer LLC (a)
Series 2021-1A, Class A1
1.53%, due 3/15/61	951,872	850,797
Series 2021-1A, Class B1
1.98%, due 3/15/61	360,015	305,338
Series 2022-1A, Class A1
5.97%, due 8/15/62	1,257,567	1,236,762
Series 2022-1A, Class A2
6.11%, due 8/15/62	2,900,123	2,832,168
CIFC Funding Ltd. (a)(c)
Series 2021-7A, Class A1
6.804% (3 Month SOFR + 1.392%), due 1/23/35	483,000	482,982
Series 2021-7A, Class B
7.274% (3 Month SOFR + 1.862%), due 1/23/35	323,837	321,594
CIM Trust (a)(d)
Series 2021-NR1, Class A1
2.569%, due 7/25/55	317,907	313,410
Series 2021-NR4, Class A1
2.816%, due 10/25/61	252,896	243,010

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
CP EF Asset Securitization I LLC
Series 2022-1A, Class A
5.96%, due 4/15/30 (a)	$ 268,615	$ 266,666
CP EF Asset Securitization II LLC
Series 2023-1A, Class A
7.48%, due 3/15/32 (a)	734,701	737,313
CRB Securitization Trust
Series 2023-1, Class A
6.96%, due 10/20/33 (a)	315,990	319,610
CyrusOne Data Centers Issuer I LLC
Series 2023-2A, Class A2
5.56%, due 11/20/48 (a)	1,402,000	1,334,543
Diamond Infrastructure Funding LLC
Series 2021-1A, Class A
1.76%, due 4/15/49 (a)	1,031,000	915,152
Domino's Pizza Master Issuer LLC
Series 2018-1A, Class A2I
4.116%, due 7/25/48 (a)	879,700	854,664
Elmwood CLO II Ltd.
Series 2019-2A, Class AR
6.827% (3 Month SOFR + 1.412%), due 4/20/34 (a)(c)	485,000	484,971
HPS Loan Management Ltd.
Series 2021-16A, Class B
7.374% (3 Month SOFR + 1.962%), due 1/23/35 (a)(c)	310,367	309,025
Libra Solutions LLC (a)
Series 2022-1A, Class A
4.75%, due 5/15/34	125,414	125,017
Series 2022-2A, Class A
6.85%, due 10/15/34	174,545	174,439
LL ABS Trust
Series 2022-2A, Class A
6.63%, due 5/15/30 (a)	79,556	79,531
Logan CLO II Ltd.
Series 2021-2A, Class A
6.827% (3 Month SOFR + 1.412%), due 1/20/35 (a)(c)	761,109	761,074
M&T Equipment Notes (a)
Series 2023-1A, Class A3
5.74%, due 7/15/30	331,000	333,017
Series 2023-1A, Class A2
6.09%, due 7/15/30	602,000	603,323
Marlette Funding Trust
Series 2023-2A, Class B
6.54%, due 6/15/33 (a)	338,000	340,354
	Principal Amount	Value

Other Asset-Backed Securities (continued)
New Economy Assets Phase 1 Sponsor LLC
Series 2021-1, Class B1
2.41%, due 10/20/61 (a)	$ 514,000	$ 416,713
NRZ Excess Spread-Collateralized Notes (a)
Series 2021-FHT1, Class A
3.104%, due 7/25/26	313,876	291,538
Series 2020-PLS1, Class A
3.844%, due 12/25/25	172,356	164,278
Oak Street Investment Grade Net Lease Fund
Series 2020-1A, Class A1
1.85%, due 11/20/50 (a)	793,809	720,309
Octagon Investment Partners 48 Ltd.
Series 2020-3A, Class AR
6.827% (3 Month SOFR + 1.412%), due 10/20/34 (a)(c)	454,000	453,982
Pagaya AI Debt Trust
Series 2022-1, Class A
2.03%, due 10/15/29 (a)	171,465	168,866
PRET LLC
Series 2023-RN1, Class A1
8.232%, due 9/25/53 (a)(d)	1,583,572	1,615,696
PRPM LLC (a)(d)
Series 2021-9, Class A1
2.363%, due 10/25/26	682,038	660,842
Series 2021-10, Class A1
2.487%, due 10/25/26	793,387	763,734
Series 2022-2, Class A1
5.00%, due 3/25/27	1,293,317	1,268,249
RAD CLO 21 Ltd.
Series 2023-21A, Class A
6.964% (3 Month SOFR + 1.59%), due 1/25/33 (a)(c)	835,946	835,522
Regatta XXIII Funding Ltd. (a)(c)
Series 2021-4A, Class A1
6.827% (3 Month SOFR + 1.412%), due 1/20/35	1,413,000	1,412,965
Series 2021-4A, Class B
7.377% (3 Month SOFR + 1.962%), due 1/20/35	343,955	343,931
THL Credit Wind River CLO Ltd.
Series 2019-1A, Class AR
6.837% (3 Month SOFR + 1.422%), due 7/20/34 (a)(c)	448,000	445,938
Upstart Securitization Trust (a)
Series 2021-4, Class A
0.84%, due 9/20/31	18,036	17,978
Series 2021-5, Class A
1.31%, due 11/20/31	40,592	40,305

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Upstart Securitization Trust (a) (continued)
Series 2022-1, Class A
3.12%, due 3/20/32	$ 369,359	$ 364,740
Series 2022-2, Class A
4.37%, due 5/20/32	390,048	388,380
Vantage Data Centers Issuer LLC
Series 2020-1A, Class A2
1.645%, due 9/15/45 (a)	1,091,000	1,008,742
Vantage Data Centers LLC
Series 2020-2A, Class A2
1.992%, due 9/15/45 (a)	705,000	612,895
VCAT LLC
Series 2021-NPL1, Class A1
5.289%, due 12/26/50 (a)(d)	94,740	94,316
Westgate Resorts LLC
Series 2022-1A, Class A
1.788%, due 8/20/36 (a)	197,738	189,441
		31,113,033
Total Asset-Backed Securities (Cost $40,350,659)		39,672,414
Corporate Bonds 9.0%
Aerospace & Defense 0.1%
L3Harris Technologies, Inc.
5.40%, due 7/31/33	1,027,000	1,067,817
Banks 3.1%
Bank of America Corp. (e)
5.819%, due 9/15/29	2,761,000	2,850,108
5.872%, due 9/15/34	2,636,000	2,759,286
6.204%, due 11/10/28	1,776,000	1,852,618
Series X
6.25%, due 9/5/24 (f)	1,172,000	1,161,205
Bank of Montreal
3.088% (5 Year Treasury Constant Maturity Rate + 1.40%), due 1/10/37 (c)	1,270,000	1,024,295
Bank of New York Mellon Corp. (The) (e)
4.947%, due 4/26/27	806,000	806,240
5.834%, due 10/25/33	266,000	282,003
6.317%, due 10/25/29	704,000	747,782
6.474%, due 10/25/34 (g)	1,448,000	1,603,927
BNP Paribas SA
2.591%, due 1/20/28 (a)(e)	728,000	673,434
	Principal Amount	Value

Banks (continued)
Citigroup, Inc. (e)
3.887%, due 1/10/28	$ 2,060,000	$ 1,991,994
Series P
5.95%, due 5/15/25 (f)	584,000	571,624
Series M
6.30%, due 5/15/24 (f)	123,000	121,282
Goldman Sachs Group, Inc. (The)
3.50%, due 4/1/25	2,399,000	2,344,439
JPMorgan Chase & Co. (e)
Series FF
5.00%, due 8/1/24 (f)	441,000	432,959
5.299%, due 7/24/29	1,374,000	1,394,213
5.35%, due 6/1/34	567,000	575,071
6.087%, due 10/23/29 (g)	1,391,000	1,462,515
6.254%, due 10/23/34	2,396,000	2,597,233
Mitsubishi UFJ Financial Group, Inc.
4.788% (1 Year Treasury Constant Maturity Rate + 1.70%), due 7/18/25 (c)	931,000	926,598
Morgan Stanley
1.593%, due 5/4/27 (e)	685,000	631,150
2.188%, due 4/28/26 (e)	1,231,000	1,182,566
2.943%, due 1/21/33 (e)	1,008,000	857,464
3.772%, due 1/24/29 (e)	134,000	127,793
4.35%, due 9/8/26	898,000	881,265
5.05%, due 1/28/27 (e)	404,000	404,390
5.123%, due 2/1/29 (e)	907,000	911,125
5.164%, due 4/20/29 (e)	1,265,000	1,272,231
5.424%, due 7/21/34 (e)	2,042,000	2,072,381
5.449%, due 7/20/29 (e)	614,000	625,636
National Australia Bank Ltd.
2.99%, due 5/21/31 (a)	1,708,000	1,428,690
Nordea Bank Abp
5.375%, due 9/22/27 (a)	1,834,000	1,864,403
PNC Financial Services Group, Inc. (The) (e)
5.582%, due 6/12/29	2,018,000	2,061,048
6.037%, due 10/28/33	556,000	580,914
6.875%, due 10/20/34	2,133,000	2,367,924
Sumitomo Mitsui Financial Group, Inc.
5.852%, due 7/13/30	472,000	493,608
Toronto-Dominion Bank (The)
5.523%, due 7/17/28 (g)	1,363,000	1,403,264
Truist Financial Corp.
6.047%, due 6/8/27 (e)	779,000	792,721
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
U.S. Bancorp
2.491% (5 Year Treasury Constant Maturity Rate + 0.95%), due 11/3/36 (c)(g)	$ 1,471,000	$ 1,140,806
5.775%, due 6/12/29 (e)	1,244,000	1,278,028
		48,556,233
Beverages 0.0% ‡
Diageo Capital plc
1.375%, due 9/29/25	461,000	435,181
Biotechnology 0.1%
Illumina, Inc.
5.80%, due 12/12/25	707,000	709,419
Royalty Pharma plc
3.55%, due 9/2/50 (g)	899,000	638,294
		1,347,713
Chemicals 0.3%
Celanese US Holdings LLC
6.33%, due 7/15/29	575,000	602,756
6.35%, due 11/15/28 (g)	581,000	609,304
6.55%, due 11/15/30	1,456,000	1,539,177
6.70%, due 11/15/33	1,419,000	1,539,045
		4,290,282
Commercial Services 0.2%
CoStar Group, Inc.
2.80%, due 7/15/30 (a)	711,000	604,307
Global Payments, Inc.
2.15%, due 1/15/27	651,000	599,309
4.80%, due 4/1/26	629,000	623,515
GXO Logistics, Inc.
1.65%, due 7/15/26	885,000	797,728
2.65%, due 7/15/31	135,000	110,694
		2,735,553
Computers 0.1%
Leidos, Inc.
2.30%, due 2/15/31	250,000	209,251
5.75%, due 3/15/33	832,000	867,591
		1,076,842
Cosmetics & Personal Care 0.1%
Haleon US Capital LLC
3.375%, due 3/24/27	753,000	724,502
3.375%, due 3/24/29 (g)	480,000	453,961
		1,178,463
	Principal Amount	Value

Distribution & Wholesale 0.1%
LKQ Corp.
5.75%, due 6/15/28	$ 1,278,000	$ 1,307,996
6.25%, due 6/15/33	1,199,000	1,252,922
		2,560,918
Diversified Financial Services 0.8%
AerCap Ireland Capital DAC
4.625%, due 10/15/27	610,000	597,292
Air Lease Corp.
1.875%, due 8/15/26 (g)	1,020,000	938,208
American Express Co.
5.043%, due 5/1/34 (e)	1,297,000	1,294,743
Capital One Financial Corp. (e)
6.312%, due 6/8/29	546,000	560,147
7.624%, due 10/30/31	808,000	887,900
Charles Schwab Corp. (The)
6.136%, due 8/24/34 (e)	1,709,000	1,801,415
LPL Holdings, Inc.
6.75%, due 11/17/28	1,921,000	2,047,824
Nasdaq, Inc.
5.35%, due 6/28/28	291,000	299,715
5.55%, due 2/15/34	1,947,000	2,022,642
5.95%, due 8/15/53	919,000	987,122
6.10%, due 6/28/63	390,000	421,036
		11,858,044
Electric 0.6%
American Electric Power Co., Inc.
5.625%, due 3/1/33	1,325,000	1,380,373
Duke Energy Corp.
4.30%, due 3/15/28	920,000	907,025
Duquesne Light Holdings, Inc.
2.775%, due 1/7/32 (a)	1,005,000	802,517
Georgia Power Co.
4.65%, due 5/16/28	681,000	686,206
4.95%, due 5/17/33 (g)	1,077,000	1,085,688
National Grid plc
5.602%, due 6/12/28	480,000	494,528
5.809%, due 6/12/33	1,006,000	1,057,065
Xcel Energy, Inc.
5.45%, due 8/15/33	2,316,000	2,388,426
		8,801,828
Electronics 0.2%
Trimble, Inc.
4.75%, due 12/1/24	1,238,000	1,225,458
4.90%, due 6/15/28	468,000	470,230
6.10%, due 3/15/33	1,656,000	1,772,253
		3,467,941

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Food 0.3%
Albertsons Cos., Inc.
6.50%, due 2/15/28 (a)	$ 871,000	$ 881,407
JBS USA LUX SA
3.00%, due 5/15/32	795,000	647,258
3.625%, due 1/15/32	551,000	472,357
5.50%, due 1/15/30	1,130,000	1,110,537
Mondelez International, Inc.
2.75%, due 4/13/30 (g)	80,000	72,259
Pilgrim's Pride Corp.
6.25%, due 7/1/33	1,429,000	1,470,332
Sysco Corp.
5.75%, due 1/17/29	551,000	573,966
		5,228,116
Hand & Machine Tools 0.1%
Regal Rexnord Corp.
6.05%, due 4/15/28 (a)	1,026,000	1,038,596
Healthcare-Services 0.6%
Centene Corp.
2.45%, due 7/15/28	1,025,000	912,865
3.00%, due 10/15/30 (g)	1,079,000	934,461
4.25%, due 12/15/27	3,132,000	3,017,849
HCA, Inc.
3.625%, due 3/15/32	663,000	592,838
5.20%, due 6/1/28	346,000	349,550
5.375%, due 9/1/26	220,000	221,010
5.50%, due 6/1/33 (g)	1,130,000	1,147,744
5.625%, due 9/1/28	310,000	317,244
5.875%, due 2/15/26 (g)	286,000	288,432
5.875%, due 2/1/29	459,000	473,803
UnitedHealth Group, Inc.
5.25%, due 2/15/28	598,000	618,374
		8,874,170
Insurance 0.2%
Athene Global Funding (a)
2.646%, due 10/4/31	1,063,000	863,633
2.717%, due 1/7/29	1,235,000	1,073,703
Brown & Brown, Inc.
4.95%, due 3/17/52	1,071,000	949,241
		2,886,577
Investment Companies 0.2%
Blackstone Private Credit Fund
7.30%, due 11/27/28 (a)	1,324,000	1,376,336
	Principal Amount	Value

Investment Companies (continued)
Blue Owl Credit Income Corp.
4.70%, due 2/8/27	$ 163,000	$ 153,966
7.75%, due 9/16/27	973,000	1,003,207
7.95%, due 6/13/28 (a)	558,000	578,378
		3,111,887
Media 0.4%
Charter Communications Operating LLC
6.65%, due 2/1/34	2,805,000	2,957,825
Comcast Corp.
4.55%, due 1/15/29	867,000	870,708
Fox Corp.
4.03%, due 1/25/24	429,000	428,474
6.50%, due 10/13/33 (g)	1,309,000	1,416,922
		5,673,929
Oil & Gas 0.1%
EQT Corp.
5.70%, due 4/1/28	459,000	465,801
Southwestern Energy Co.
4.75%, due 2/1/32	716,000	662,452
Viper Energy, Inc.
7.375%, due 11/1/31 (a)	1,269,000	1,313,415
		2,441,668
Pipelines 0.3%
Columbia Pipelines Operating Co. LLC (a)
5.927%, due 8/15/30	332,000	343,293
6.036%, due 11/15/33 (g)	799,000	836,769
6.497%, due 8/15/43	161,000	172,421
6.544%, due 11/15/53	833,000	917,141
Enbridge, Inc.
5.70%, due 3/8/33	709,000	736,932
6.20%, due 11/15/30 (g)	278,000	297,465
Energy Transfer LP
4.95%, due 6/15/28	116,000	115,546
5.55%, due 2/15/28 (g)	880,000	897,688
Hess Midstream Operations LP
5.125%, due 6/15/28 (a)	670,000	646,414
		4,963,669
Real Estate 0.2%
CBRE Services, Inc.
5.95%, due 8/15/34	2,507,000	2,633,760
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts 0.2%
Agree LP
2.00%, due 6/15/28	$ 684,000	$ 593,130
2.60%, due 6/15/33	513,000	406,562
2.90%, due 10/1/30	473,000	405,203
Equinix, Inc.
2.15%, due 7/15/30	623,000	527,825
GLP Capital LP
5.30%, due 1/15/29	86,000	85,503
5.375%, due 4/15/26	381,000	378,644
Sun Communities Operating LP
2.70%, due 7/15/31 (g)	1,283,000	1,069,064
		3,465,931
Semiconductors 0.4%
Analog Devices, Inc.
2.95%, due 4/1/25	676,000	661,501
Foundry JV Holdco LLC
5.875%, due 1/25/34 (a)	3,338,000	3,428,573
Marvell Technology, Inc.
1.65%, due 4/15/26	793,000	737,731
4.875%, due 6/22/28	883,000	880,337
5.75%, due 2/15/29	612,000	632,317
		6,340,459
Software 0.2%
MSCI, Inc. (a)
3.625%, due 9/1/30	1,643,000	1,486,577
3.875%, due 2/15/31	1,122,000	1,025,150
4.00%, due 11/15/29	104,000	97,747
		2,609,474
Telecommunications 0.0% ‡
AT&T, Inc.
3.65%, due 9/15/59	105,000	75,253
Toys, Games & Hobbies 0.1%
Hasbro, Inc.
3.90%, due 11/19/29	2,072,000	1,926,900
5.10%, due 5/15/44	189,000	169,027
		2,095,927
Total Corporate Bonds (Cost $139,895,492)		138,816,231
	Principal Amount	Value
Foreign Government Bonds 0.1%
France 0.1%
Electricite de France SA (a)
5.70%, due 5/23/28	$ 557,000	$ 576,299
6.25%, due 5/23/33	873,000	944,749
		1,521,048
Total Foreign Government Bonds (Cost $1,432,452)		1,521,048
Mortgage-Backed Securities 6.2%
Agency (Collateralized Mortgage Obligations) 0.1%
FNMA
REMIC, Series 2018-27, Class EA
3.00%, due 5/25/48	493,407	441,171
REMIC, Series 2019-71, Class P
3.00%, due 11/25/49	711,466	637,737
		1,078,908
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.8%
280 Park Avenue Mortgage Trust
Series 2017-280P, Class A
6.542% (1 Month SOFR + 1.18%), due 9/15/34 (a)(c)	699,152	671,541
BBCMS Trust
Series 2015-SRCH, Class A2
4.197%, due 8/10/35 (a)	875,000	801,238
BPR Trust (a)
Series 2023-BRK2, Class A
6.899%, due 11/5/28 (b)	1,329,000	1,390,460
Series 2022-OANA, Class A
7.26% (1 Month SOFR + 1.898%), due 4/15/37 (c)	1,896,000	1,868,647
BX Commercial Mortgage Trust (a)(c)
Series 2021-VINO, Class A
6.129% (1 Month SOFR + 0.767%), due 5/15/38	845,772	832,243
Series 2019-XL, Class A
6.396% (1 Month SOFR + 1.034%), due 10/15/36	594,701	593,189
Series 2020-VKNG, Class A
6.406% (1 Month SOFR + 1.044%), due 10/15/37	183,076	181,639
Series 2021-VOLT, Class B
6.426% (1 Month SOFR + 1.064%), due 9/15/36	937,000	912,293

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BX Commercial Mortgage Trust (a)(c) (continued)
Series 2019-XL, Class B
6.556% (1 Month SOFR + 1.194%), due 10/15/36	$ 411,400	$ 409,308
Series 2021-VOLT, Class D
7.126% (1 Month SOFR + 1.764%), due 9/15/36	984,000	945,702
Series 2023-VLT2, Class A
7.643% (1 Month SOFR + 2.281%), due 6/15/40	328,000	328,269
Series 2023-VLT2, Class B
8.491% (1 Month SOFR + 3.129%), due 6/15/40	729,000	730,093
BX Trust (a)
Series 2019-OC11, Class B
3.605%, due 12/9/41	284,000	253,158
Series 2019-OC11, Class C
3.856%, due 12/9/41	564,000	500,762
Series 2022-FOX2, Class A2
6.111% (1 Month SOFR + 0.749%), due 4/15/39 (c)	1,009,670	979,904
Series 2021-LBA, Class AJV
6.276% (1 Month SOFR + 0.914%), due 2/15/36 (c)	1,118,000	1,099,773
Series 2021-LBA, Class AV
6.276% (1 Month SOFR + 0.914%), due 2/15/36 (c)	887,288	872,823
Series 2019-MMP, Class C
6.856% (1 Month SOFR + 1.494%), due 8/15/36 (c)	292,536	279,494
BXP Trust
Series 2017-GM, Class A
3.379%, due 6/13/39 (a)	396,000	368,025
CENT Trust
Series 2023-CITY, Class A
7.982% (1 Month SOFR + 2.62%), due 9/15/38 (a)(c)	1,337,000	1,343,700
Cold Storage Trust (a)(c)
Series 2020-ICE5, Class A
6.372% (1 Month SOFR + 1.014%), due 11/15/37	1,480,384	1,473,397
Series 2020-ICE5, Class B
6.772% (1 Month SOFR + 1.414%), due 11/15/37	657,621	650,172
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Cold Storage Trust (a)(c) (continued)
Series 2020-ICE5, Class C
7.122% (1 Month SOFR + 1.764%), due 11/15/37	$ 660,570	$ 653,088
Credit Suisse Mortgage Capital Certificates (a)(c)
Series 2019-ICE4, Class A
6.389% (1 Month SOFR + 1.027%), due 5/15/36	1,555,131	1,555,161
Series 2019-ICE4, Class C
6.839% (1 Month SOFR + 1.477%), due 5/15/36	332,174	331,205
CSMC Trust
Series 2021-WEHO, Class A
9.446% (1 Month SOFR + 4.084%), due 4/15/26 (a)(c)	660,526	645,904
DBCCRE Mortgage Trust (a)(h)
Series 2014-ARCP, Class D
4.934%, due 1/10/34	151,000	149,419
Series 2014-ARCP, Class E
4.934%, due 1/10/34	699,000	690,747
Series 2014-ARCP, Class F
4.934%, due 1/10/34	128,000	126,202
DC Commercial Mortgage Trust
Series 2023-DC, Class A
6.314%, due 9/12/40 (a)	1,114,000	1,149,060
Extended Stay America Trust
Series 2021-ESH, Class A
6.556% (1 Month SOFR + 1.194%), due 7/15/38 (a)(c)	504,058	499,316
Great Wolf Trust (a)(c)
Series 2019-WOLF, Class A
6.71% (1 Month SOFR + 1.148%), due 12/15/36	695,000	692,360
Series 2019-WOLF, Class B
7.01% (1 Month SOFR + 1.448%), due 12/15/36	303,000	301,082
Series 2019-WOLF, Class C
7.309% (1 Month SOFR + 1.747%), due 12/15/36	337,000	334,227
Hudsons Bay Simon JV Trust (a)
Series 2015-HB7, Class A7
3.914%, due 8/5/34	397,301	355,565
Series 2015-HB10, Class A10
4.155%, due 8/5/34	173,485	152,817
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
J.P. Morgan Chase Commercial Mortgage Securities Trust (a)
Series 2020-ACE, Class A
3.287%, due 1/10/37	$ 1,235,000	$ 1,190,225
Series 2020-ACE, Class B
3.64%, due 1/10/37	840,000	800,145
Life Mortgage Trust (a)(c)
Series 2021-BMR, Class A
6.176% (1 Month SOFR + 0.814%), due 3/15/38	2,072,101	2,026,517
Series 2021-BMR, Class C
6.576% (1 Month SOFR + 1.214%), due 3/15/38	908,264	879,722
Series 2022-BMR2, Class A1
6.657% (1 Month SOFR + 1.295%), due 5/15/39	1,231,000	1,203,303
Series 2022-BMR2, Class B
7.156% (1 Month SOFR + 1.794%), due 5/15/39	357,000	348,044
Med Trust (a)(c)
Series 2021-MDLN, Class A
6.426% (1 Month SOFR + 1.064%), due 11/15/38	289,610	283,975
Series 2021-MDLN, Class E
8.626% (1 Month SOFR + 3.264%), due 11/15/38	1,255,972	1,220,764
MHC Commercial Mortgage Trust (a)(c)
Series 2021-MHC, Class A
6.277% (1 Month SOFR + 0.915%), due 4/15/38	1,533,866	1,517,509
Series 2021-MHC, Class C
6.827% (1 Month SOFR + 1.465%), due 4/15/38	866,138	853,099
NCMF Trust
Series 2022-MFP, Class A
7.104% (1 Month SOFR + 1.742%), due 3/15/39 (a)(c)	639,000	632,819
OPEN Trust
Series 2023-AIR, Class C
10.598% (1 Month SOFR + 5.236%), due 10/15/28 (a)(c)	327,599	328,585
SMRT
Series 2022-MINI, Class A
6.362% (1 Month SOFR + 1.00%), due 1/15/39 (a)(c)	1,975,000	1,932,865
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
SREIT Trust
Series 2021-MFP, Class A
6.207% (1 Month SOFR + 0.845%), due 11/15/38 (a)(c)	$ 130,133	$ 127,971
Trust (The)
Series 2023-MIC, Class A
8.437%, due 12/5/38 (a)(h)	933,823	979,399
TYSN Mortgage Trust
Series 2023-CRNR, Class A
6.799%, due 12/10/33 (a)(b)	1,489,099	1,549,862
VASA Trust
Series 2021-VASA, Class A
6.376% (1 Month SOFR + 1.014%), due 7/15/39 (a)(c)	525,000	474,025
VMC Finance LLC
Series 2021-HT1, Class A
7.123% (1 Month SOFR + 1.764%), due 1/18/37 (a)(c)	595,954	585,107
Wells Fargo Commercial Mortgage Trust
Series 2021-SAVE, Class A
6.626% (1 Month SOFR + 1.264%), due 2/15/40 (a)(c)	219,896	213,770
		42,269,689
Whole Loan (Collateralized Mortgage Obligations) 3.3%
A&D Mortgage Trust (a)(d)
Series 2023-NQM2, Class A1
6.132%, due 5/25/68	966,958	966,194
Series 2023-NQM5, Class A1
7.049%, due 11/25/68	476,688	485,296
Series 2023-NQM4, Class A1
7.472%, due 9/25/68	969,239	990,266
Angel Oak Mortgage Trust (a)(b)
Series 2020-3, Class A2
2.41%, due 4/25/65	161,754	150,871
Series 2019-5, Class A1
2.593%, due 10/25/49	71,022	68,391
Series 2019-6, Class A1
2.62%, due 11/25/59	63,959	61,698
Bayview MSR Opportunity Master Fund Trust (a)
Series 2022-2, Class A1
3.00%, due 12/25/51 (b)	1,730,510	1,473,840
Series 2021-5, Class AF
5.00% (SOFR 30A + 0.85%), due 11/25/51 (c)	863,130	795,252

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
Chase Mortgage Finance Corp.
Series 2021-CL1, Class M1
6.537% (SOFR 30A + 1.20%), due 2/25/50 (a)(c)	$ 867,043	$ 837,265
COLT Mortgage Loan Trust (a)(b)
Series 2020-3, Class A1
1.506%, due 4/27/65	51,914	48,474
Series 2020-2, Class A1
1.853%, due 3/25/65	3,048	3,028
Connecticut Avenue Securities Trust (a)(c)
Series 2023-R08, Class 1M1
6.837% (SOFR 30A + 1.50%), due 10/25/43	768,102	769,786
Series 2021-R03, Class 1M2
6.987% (SOFR 30A + 1.65%), due 12/25/41	612,000	603,402
Series 2023-R06, Class 1M1
7.037% (SOFR 30A + 1.70%), due 7/25/43	808,124	811,445
Series 2022-R05, Class 2M1
7.237% (SOFR 30A + 1.90%), due 4/25/42	534,910	537,913
Series 2023-R07, Class 2M1
7.287% (SOFR 30A + 1.95%), due 9/25/43	372,353	375,830
Series 2022-R04, Class 1M1
7.337% (SOFR 30A + 2.00%), due 3/25/42	444,968	449,167
Series 2022-R03, Class 1M1
7.437% (SOFR 30A + 2.10%), due 3/25/42	1,062,250	1,074,671
Series 2019-R07, Class 1M2
7.552% (SOFR 30A + 2.214%), due 10/25/39	3,230	3,230
Series 2023-R04, Class 1M1
7.637% (SOFR 30A + 2.30%), due 5/25/43	869,937	888,239
Series 2023-R01, Class 1M1
7.737% (SOFR 30A + 2.40%), due 12/25/42	1,432,628	1,460,134
Series 2022-R09, Class 2M1
7.837% (SOFR 30A + 2.50%), due 9/25/42	1,024,320	1,042,132
Series 2023-R03, Class 2M1
7.837% (SOFR 30A + 2.50%), due 4/25/43	696,794	707,726
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
Connecticut Avenue Securities Trust (a)(c) (continued)
Series 2018-R07, Class 1M2
7.852% (SOFR 30A + 2.514%), due 4/25/31	$ 14,461	$ 14,485
Series 2022-R02, Class 2M2
8.337% (SOFR 30A + 3.00%), due 1/25/42	706,000	715,468
Series 2022-R05, Class 2M2
8.337% (SOFR 30A + 3.00%), due 4/25/42	521,000	530,152
CRSO Trust
Series 2023-BRND
7.121%, due 7/10/28 (a)	1,975,000	2,056,170
FHLMC STACR REMIC Trust (a)(c)
Series 2021-DNA7, Class M1
6.187% (SOFR 30A + 0.85%), due 11/25/41	536,459	533,455
Series 2021-HQA4, Class M1
6.287% (SOFR 30A + 0.95%), due 12/25/41	1,118,968	1,105,016
Series 2022-DNA2, Class M1A
6.637% (SOFR 30A + 1.30%), due 2/25/42	214,214	214,215
Series 2021-DNA1, Class M2
7.137% (SOFR 30A + 1.80%), due 1/25/51	272,160	273,756
Series 2023-HQA3, Class A1
7.187% (SOFR 30A + 1.85%), due 11/25/43	386,540	389,298
Series 2023-HQA3, Class M1
7.187% (SOFR 30A + 1.85%), due 11/25/43	665,462	669,462
Series 2022-DNA3, Class M1A
7.337% (SOFR 30A + 2.00%), due 4/25/42	213,254	215,192
Series 2020-DNA6, Class M2
7.337% (SOFR 30A + 2.00%), due 12/25/50	709,739	715,238
Series 2022-HQA1, Class M1A
7.437% (SOFR 30A + 2.10%), due 3/25/42	1,323,592	1,333,811
Series 2022-DNA6, Class M1A
7.487% (SOFR 30A + 2.15%), due 9/25/42	165,721	167,249
Series 2021-HQA1, Class M2
7.587% (SOFR 30A + 2.25%), due 8/25/33	2,682,420	2,674,748
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR REMIC Trust (a)(c) (continued)
Series 2022-HQA3, Class M1A
7.637% (SOFR 30A + 2.30%), due 8/25/42	$ 336,110	$ 341,714
FHLMC STACR Trust
Series 2019-DNA4, Class M2
7.402% (SOFR 30A + 2.064%), due 10/25/49 (a)(c)	1,763	1,765
FHLMC Structured Agency Credit Risk Debt Notes (a)(c)
Series 2023-HQA2, Class M1A
7.337% (SOFR 30A + 2.00%), due 6/25/43	97,527	98,368
Series 2023-DNA2, Class M1A
7.437% (SOFR 30A + 2.10%), due 4/25/43	377,755	383,649
Series 2021-DNA2, Class M2
7.637% (SOFR 30A + 2.30%), due 8/25/33	1,651,996	1,667,514
Series 2020-HQA5, Class M2
7.937% (SOFR 30A + 2.60%), due 11/25/50	759,853	773,610
Series 2022-HQA2, Class M1A
7.987% (SOFR 30A + 2.65%), due 7/25/42	365,453	373,941
Flagstar Mortgage Trust
Series 2021-13IN, Class A2
3.00%, due 12/30/51 (a)(b)	1,281,936	1,091,799
FNMA
Series 2021-R02, Class 2M2
7.337% (SOFR 30A + 2.00%), due 11/25/41 (a)(c)	1,891,000	1,875,034
GCAT Trust (a)(b)
Series 2022-INV1, Class A1
3.00%, due 12/25/51	2,296,147	1,955,583
Series 2023-INV1, Class A1
6.00%, due 8/25/53	1,444,474	1,448,594
Imperial Fund Mortgage Trust
Series 2023-NQM1, Class A1
5.941%, due 2/25/68 (a)(d)	715,237	713,441
Mello Mortgage Capital Acceptance (a)
Series 2021-INV4, Class A3
2.50%, due 12/25/51 (b)	398,592	325,911
Series 2022-INV1, Class A2
3.00%, due 3/25/52 (b)	1,570,857	1,337,868
Series 2021-INV2, Class A11
5.00% (SOFR 30A + 0.95%), due 8/25/51 (c)	625,339	576,551
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
Mello Mortgage Capital Acceptance (a) (continued)
Series 2021-INV3, Class A11
5.00% (SOFR 30A + 0.95%), due 10/25/51 (c)	$ 771,431	$ 711,671
New Residential Mortgage Loan Trust
Series 2018-2A, Class A1
4.50%, due 2/25/58 (a)(b)	121,602	117,848
OBX Trust (a)(b)
Series 2021-INV3, Class A3
2.50%, due 10/25/51	378,596	309,561
Series 2022-INV1, Class A1
3.00%, due 12/25/51	1,733,206	1,476,137
Series 2022-INV1, Class A18
3.00%, due 12/25/51	735,115	611,381
Oceanview Mortgage Trust
Series 2022-1, Class A1
3.00%, due 12/25/51 (a)(b)	928,950	791,168
PRPM LLC
Series 2020-4, Class A1
5.951%, due 10/25/25 (a)(d)	494,774	493,174
RCKT Mortgage Trust (a)
Series 2021-3, Class A21
5.00% (SOFR 30A + 0.80%), due 7/25/51 (c)	556,173	511,846
Series 2023-CES1, Class A1A
6.515%, due 6/25/43 (b)	786,929	795,917
Series 2023-CES2, Class A1A
6.808%, due 9/25/43 (b)	1,518,648	1,540,198
Series 2023-CES3, Class A1A
7.113%, due 11/25/43	2,174,194	2,216,943
Saluda Grade Alternative Mortgage Trust
Series 2023-SEQ3, Class A1
7.162%, due 6/1/53 (a)(b)	405,562	408,385
Seasoned Loans Structured Transaction Trust
Series 2020-2, Class M1
4.75%, due 9/25/60 (a)(b)	334,364	319,947
Sequoia Mortgage Trust (a)
Series 2013-5, Class A1
2.50%, due 5/25/43 (h)	160,785	135,773
Series 2020-2, Class A19
3.50%, due 3/25/50 (b)	57,066	49,190
Spruce Hill Mortgage Loan Trust (a)(b)
Series 2020-SH1, Class A1
2.521%, due 1/28/50	1,503	1,496
Series 2020-SH1, Class A2
2.624%, due 1/28/50	8,540	8,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
Towd Point Mortgage Trust
Series 2023-CES1, Class A1A
6.75%, due 7/25/63 (a)(b)	$ 419,838	$ 426,493
UWM Mortgage Trust (a)
Series 2021-INV4, Class A3
2.50%, due 12/25/51 (b)	304,661	249,488
Series 2021-INV1, Class A9
5.00% (SOFR 30A + 0.90%), due 8/25/51 (c)	743,488	683,610
		51,036,033
Total Mortgage-Backed Securities (Cost $96,594,309)		94,384,630
U.S. Government & Federal Agencies 19.9%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 2.6%
FHLMC Gold Pools, 30 Year
4.00%, due 8/1/48	143,022	138,204
4.00%, due 9/1/48	95,063	91,508
FHLMC Gold Pools, Other
3.00%, due 6/1/43	9,549	8,682
4.50%, due 5/1/44	296,710	293,396
4.50%, due 3/1/50	438,105	417,506
UMBS Pool, 15 Year
2.50%, due 12/1/33	691,755	652,693
2.50%, due 11/1/34	122,188	113,700
2.50%, due 11/1/34	186,151	173,037
2.50%, due 6/1/37	1,603,997	1,483,526
3.00%, due 5/1/31	572,052	549,732
3.00%, due 9/1/32	140,082	133,777
3.00%, due 10/1/32	49,011	46,805
3.00%, due 1/1/33	78,652	75,082
3.00%, due 10/1/34	82,376	78,126
3.00%, due 10/1/34	177,513	168,358
UMBS Pool, 30 Year
2.50%, due 8/1/50	60,631	52,854
2.50%, due 8/1/50	23,301	20,312
2.50%, due 9/1/50	112,389	97,930
2.50%, due 6/1/51	1,146,860	991,417
2.50%, due 10/1/51	2,652,837	2,270,834
2.50%, due 11/1/51	850,367	733,478
2.50%, due 1/1/52	146,710	126,960
2.50%, due 1/1/52	234,437	202,998
2.50%, due 2/1/52	349,111	300,778
2.50%, due 3/1/52	54,122	46,629
2.50%, due 3/1/52	1,855,313	1,587,703
	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
UMBS Pool, 30 Year (continued)
2.50%, due 5/1/52	$ 778,561	$ 666,748
3.00%, due 1/1/45	93,933	85,861
3.00%, due 4/1/47	13,373	12,023
3.00%, due 8/1/49	45,782	41,080
3.00%, due 12/1/49	49,263	44,265
3.00%, due 12/1/49	108,471	97,398
3.00%, due 2/1/52	195,709	175,776
3.00%, due 2/1/52	134,284	120,866
3.00%, due 3/1/52	202,645	182,180
3.00%, due 6/1/52	75,932	68,279
3.50%, due 7/1/46	79,122	74,511
3.50%, due 12/1/47	645,594	605,852
3.50%, due 2/1/48	151,998	142,203
3.50%, due 3/1/50	3,009	2,797
3.50%, due 4/1/52	62,595	58,555
3.50%, due 4/1/52	59,191	55,370
3.50%, due 4/1/52	208,140	194,125
3.50%, due 4/1/52	206,629	192,715
3.50%, due 4/1/52	188,027	175,694
3.50%, due 6/1/52	400,233	374,328
4.00%, due 3/1/47	25,774	24,847
4.00%, due 3/1/48	102,389	99,163
4.00%, due 4/1/48	1,861	1,790
4.00%, due 4/1/48	157,907	152,778
4.00%, due 4/1/48	16,657	16,038
4.00%, due 5/1/48	329,457	317,303
4.00%, due 11/1/48	30,058	28,908
4.00%, due 12/1/48	375,840	359,565
4.00%, due 7/1/49	272,909	261,717
4.00%, due 3/1/50	367,087	352,755
4.00%, due 6/1/50	592,374	570,090
4.00%, due 10/1/50	98,280	94,066
4.00%, due 11/1/50	660,306	632,727
4.50%, due 3/1/48	101,854	99,972
4.50%, due 12/1/48	151,139	150,044
4.50%, due 6/1/49	25,032	24,729
4.50%, due 7/1/49	206,873	203,602
4.50%, due 7/1/49	31,838	31,301
4.50%, due 8/1/49	187,108	184,091
4.50%, due 1/1/50	35,196	34,563
4.50%, due 1/1/50	126,792	124,820
4.50%, due 9/1/50	1,054,148	1,035,856
4.50%, due 10/1/50	570,242	559,303
4.50%, due 3/1/52	17,695	17,158
4.50%, due 8/1/52	833,063	807,786
4.50%, due 8/1/52	3,705,894	3,593,448
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
UMBS Pool, 30 Year (continued)
4.50%, due 8/1/52	$ 1,594,763	$ 1,546,822
4.50%, due 10/1/52	525,201	514,898
4.50%, due 5/1/53	2,028,899	1,988,063
5.00%, due 9/1/48	8,334	8,382
5.00%, due 8/1/52	838,229	842,528
5.00%, due 10/1/52	22,247	22,150
5.00%, due 10/1/52	723,259	720,933
5.00%, due 10/1/52	1,110,810	1,107,237
5.00%, due 1/1/53	35,863	35,637
5.00%, due 1/1/53	41,422	41,289
5.00%, due 3/1/53	305,871	302,659
5.00%, due 3/1/53	56,766	56,180
5.00%, due 3/1/53	152,102	151,142
5.00%, due 3/1/53	147,184	146,255
5.00%, due 4/1/53	181,427	180,843
5.00%, due 5/1/53	902,325	897,329
5.00%, due 5/1/53	372,592	370,528
5.00%, due 5/1/53	210,169	209,005
5.00%, due 5/1/53	40,427	40,240
5.00%, due 6/1/53	61,371	61,031
5.00%, due 6/1/53	53,729	53,154
5.00%, due 6/1/53	144,563	143,017
5.00%, due 6/1/53	138,776	137,293
5.00%, due 6/1/53	113,119	111,910
5.00%, due 6/1/53	142,767	141,241
5.00%, due 6/1/53	85,811	84,894
5.00%, due 6/1/53	80,007	79,152
5.00%, due 7/1/53	173,691	171,900
5.00%, due 7/1/53	271,999	273,725
5.50%, due 9/1/52	490,766	503,412
5.50%, due 10/1/52	25,982	26,416
5.50%, due 5/1/53	386,522	396,490
5.50%, due 5/1/53	33,267	33,637
5.50%, due 6/1/53	73,127	73,940
5.50%, due 6/1/53	112,599	113,111
5.50%, due 6/1/53	89,620	90,044
5.50%, due 6/1/53	137,070	137,947
5.50%, due 6/1/53	108,154	108,671
5.50%, due 7/1/53	269,321	270,545
5.50%, due 7/1/53	404,331	409,375
5.50%, due 7/1/53	255,683	258,873
6.00%, due 4/1/40	314,166	328,377
6.00%, due 1/1/53	870,814	885,734
	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
UMBS Pool, 30 Year (continued)
6.00%, due 11/1/53	$ 876,886	$ 906,389
6.50%, due 11/1/53	1,142,302	1,189,951
		40,177,420
Federal National Mortgage Association (Mortgage Pass-Through Securities) 6.5%
FNMA, Other
3.00%, due 2/1/43	12,342	11,251
3.00%, due 5/1/43	66,290	60,432
3.00%, due 2/1/57	767,878	675,851
3.00%, due 6/1/57	11,916	10,489
3.50%, due 8/1/56	931,712	845,202
4.50%, due 6/1/45	106,911	105,602
4.50%, due 7/1/50	907,541	864,874
5.00%, due 7/1/44	175,847	177,398
UMBS, 15 Year
2.50%, due 11/1/34	176,622	164,176
2.50%, due 12/1/36	1,423,827	1,318,711
3.00%, due 10/1/34	69,764	66,124
3.00%, due 11/1/34	17,451	16,565
3.00%, due 12/1/34	16,605	15,749
UMBS, 30 Year
2.50%, due 8/1/50	121,199	105,390
2.50%, due 8/1/50	3,750,288	3,249,673
2.50%, due 1/1/52	761,369	656,283
2.50%, due 2/1/52	3,742,893	3,224,697
2.50%, due 2/1/52	3,470,423	2,973,192
2.50%, due 3/1/52	570,912	491,867
2.50%, due 3/1/52	1,520,851	1,310,283
2.50%, due 3/1/52	44,984	38,935
2.50%, due 3/1/52	119,572	103,017
2.50%, due 3/1/52	106,820	92,055
2.50%, due 3/1/52	1,525,920	1,314,761
2.50%, due 3/1/52	132,473	114,132
2.50%, due 3/1/52	1,462,108	1,251,648
3.00%, due 1/1/43	41,540	38,179
3.00%, due 1/1/46	2,028	1,849
3.00%, due 2/1/47	5,339,132	4,907,519
3.00%, due 3/1/47	395,748	360,432
3.00%, due 8/1/49	149,046	133,757
3.00%, due 9/1/49	714,506	640,546
3.00%, due 9/1/49	34,827	31,746
3.00%, due 12/1/51	6,647,634	5,933,788
3.00%, due 3/1/52	727,725	650,198
3.00%, due 4/1/52	615,198	553,069
3.00%, due 4/1/52	525,475	471,950

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
3.00%, due 4/1/52	$ 1,293,489	$ 1,157,448
3.50%, due 8/1/47	65,248	61,767
3.50%, due 12/1/47	19,387	18,353
3.50%, due 12/1/47	30,339	28,623
3.50%, due 1/1/48	172,750	162,321
3.50%, due 3/1/48	30,058	28,378
3.50%, due 5/1/49	595,059	552,210
3.50%, due 2/1/51	775,050	721,430
3.50%, due 1/1/52	176,575	165,099
3.50%, due 2/1/52	461,282	431,341
3.50%, due 3/1/52	2,781,409	2,595,527
3.50%, due 3/1/52	316,402	295,923
3.50%, due 4/1/52	96,247	89,982
3.50%, due 4/1/52	287,276	268,735
3.50%, due 4/1/52	530,768	495,027
3.50%, due 4/1/52	85,837	79,904
3.50%, due 4/1/52	173,459	161,779
3.50%, due 4/1/52	396,508	370,142
3.50%, due 5/1/52	290,479	270,919
3.50%, due 6/1/52	1,681,502	1,568,275
3.50%, due 6/1/52	962,027	899,402
3.50%, due 7/1/52	248,289	231,570
3.50%, due 7/1/52	88,834	83,068
3.50%, due 8/1/52	164,659	153,572
4.00%, due 5/1/45	41,025	39,308
4.00%, due 10/1/47	234,011	224,478
4.00%, due 11/1/47	326,072	315,224
4.00%, due 1/1/48	386,289	374,213
4.00%, due 1/1/48	679,537	657,310
4.00%, due 1/1/48	132,132	127,274
4.00%, due 3/1/48	118,681	114,970
4.00%, due 7/1/48	285,973	275,281
4.00%, due 8/1/48	88,370	84,978
4.00%, due 9/1/48	211,215	203,192
4.00%, due 10/1/48	112,769	108,389
4.00%, due 11/1/48	333,711	319,239
4.00%, due 12/1/48	52,810	50,781
4.00%, due 2/1/49	97,420	93,617
4.00%, due 6/1/49	43,535	41,790
4.00%, due 9/1/49	205,137	196,937
4.00%, due 11/1/49	715,041	685,265
4.00%, due 11/1/49	63,060	60,528
4.00%, due 3/1/50	217,122	208,140
4.00%, due 3/1/50	561,541	536,609
4.00%, due 3/1/50	1,042,056	1,002,512
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
4.00%, due 4/1/50	$ 138,147	$ 132,047
4.00%, due 8/1/50	124,798	119,286
4.00%, due 9/1/50	1,185,884	1,130,659
4.00%, due 10/1/50	1,137,168	1,090,996
4.00%, due 3/1/51	2,932,360	2,816,850
4.00%, due 3/1/51	28,581	27,431
4.00%, due 3/1/51	56,679	54,256
4.00%, due 8/1/51	518,881	496,909
4.00%, due 10/1/51	410,444	393,826
4.00%, due 10/1/51	2,995,108	2,866,058
4.00%, due 4/1/52	440,982	421,579
4.50%, due 11/1/42	50,911	50,845
4.50%, due 10/1/44	154,102	152,952
4.50%, due 3/1/45	241,123	239,324
4.50%, due 2/1/46	256,976	256,645
4.50%, due 3/1/48	129,496	127,676
4.50%, due 6/1/48	246,873	242,730
4.50%, due 8/1/48	62,247	61,152
4.50%, due 6/1/49	22,245	21,877
4.50%, due 8/1/49	31,073	30,559
4.50%, due 1/1/50	559,519	551,713
4.50%, due 1/1/50	41,891	41,092
4.50%, due 10/1/50	688,050	677,267
4.50%, due 12/1/50	974,003	956,813
4.50%, due 4/1/52	21,057	20,418
4.50%, due 4/1/52	41,190	39,940
4.50%, due 4/1/52	71,846	69,667
4.50%, due 4/1/52	84,907	82,741
4.50%, due 4/1/52	32,699	31,707
4.50%, due 4/1/52	37,406	36,271
4.50%, due 5/1/52	114,001	110,541
4.50%, due 7/1/52	462,942	448,895
4.50%, due 8/1/52	1,686,927	1,635,741
4.50%, due 11/1/52	999,628	980,019
4.50%, due 7/1/53	442,972	434,834
4.50%, due 8/1/53	388,510	380,881
5.00%, due 5/1/48	103,986	104,502
5.00%, due 9/1/52	800,598	793,075
5.00%, due 10/1/52	161,562	161,042
5.00%, due 10/1/52	367,410	366,228
5.00%, due 11/1/52	902,371	899,468
5.00%, due 1/1/53	221,619	220,906
5.00%, due 1/1/53	71,713	71,316
5.00%, due 2/1/53	91,050	90,757
5.00%, due 3/1/53	193,399	191,369
5.00%, due 3/1/53	52,481	52,150
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
5.00%, due 4/1/53	$ 50,361	$ 49,842
5.00%, due 4/1/53	59,046	58,422
5.00%, due 4/1/53	252,643	250,039
5.00%, due 4/1/53	101,380	100,740
5.00%, due 5/1/53	51,631	51,305
5.00%, due 6/1/53	73,473	73,066
5.00%, due 6/1/53	63,089	62,691
5.00%, due 6/1/53	207,609	210,221
5.00%, due 7/1/53	717,385	726,410
5.00%, due 8/1/53	63,345	63,142
5.00%, due 8/1/53	968,398	974,154
5.50%, due 9/1/52	2,108,459	2,123,042
5.50%, due 11/1/52	791,802	806,119
5.50%, due 3/1/53	16,107	16,308
5.50%, due 4/1/53	7,692	7,788
5.50%, due 5/1/53	7,438	7,531
5.50%, due 5/1/53	14,252	14,430
5.50%, due 6/1/53	30,830	31,388
5.50%, due 6/1/53	1,964,372	1,999,921
5.50%, due 7/1/53	88,407	89,510
5.50%, due 7/1/53	53,166	54,128
5.50%, due 7/1/53	3,123,332	3,140,421
5.50%, due 9/1/53	3,347,827	3,403,255
6.00%, due 2/1/37	18,731	19,578
UMBS, Single Family, 15 Year (i)
3.00%, due 1/25/39 TBA	1,070,515	1,009,253
3.50%, due 1/25/39 TBA	4,102,000	3,948,656
4.00%, due 1/25/39 TBA	4,025,000	3,948,902
UMBS, Single Family, 30 Year (i)
2.50%, due 1/25/54 TBA	6,359,176	5,409,274
4.00%, due 1/25/54 TBA	733,861	694,043
4.50%, due 1/25/54 TBA	5,757	5,580
5.00%, due 1/25/54 TBA	692,400	684,989
		99,809,378
Government National Mortgage Association (Mortgage Pass-Through Securities) 2.0%
GNMA I, 30 Year
4.00%, due 1/15/45	357,669	349,076
4.50%, due 8/15/46	398,227	393,960
GNMA I, Single Family, 30 Year
4.00%, due 7/15/47	265,556	255,768
4.00%, due 8/15/47	32,841	31,800
4.00%, due 11/15/47	20,493	19,922
4.00%, due 12/15/47	63,917	61,543
	Principal Amount	Value

Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
GNMA II, Single Family, 30 Year
2.50%, due 3/20/51	$ 2,489,785	$ 2,177,345
2.50%, due 1/15/54 TBA (i)	6,748,240	5,902,618
3.00%, due 11/20/46	1,975,360	1,813,038
3.00%, due 4/20/51	1,918,704	1,742,653
3.00%, due 7/20/51	1,285,094	1,164,760
3.00%, due 8/20/51	2,932,302	2,659,987
3.50%, due 5/20/49	2,634,147	2,477,826
3.50%, due 1/15/54 TBA (i)	5,935,510	5,527,444
4.00%, due 8/20/47	16,473	15,844
4.00%, due 8/20/47	44,964	43,053
4.00%, due 8/20/47	13,333	12,825
4.00%, due 6/20/48	176,337	169,596
4.00%, due 1/15/54 TBA (i)	3,120,650	2,979,253
4.50%, due 2/20/48	36,863	36,485
4.50%, due 5/20/48	34,090	33,327
4.50%, due 5/20/48	77,275	75,736
4.50%, due 1/15/54 TBA (i)	1,844,638	1,800,256
5.00%, due 8/20/48	206,170	207,325
5.00%, due 1/15/54 TBA (i)	1,144,836	1,136,788
		31,088,228
United States Treasury Bonds 6.3%
U.S. Treasury Bonds
4.125%, due 8/15/53	45,745,000	46,238,188
4.375%, due 8/15/43	19,504,000	19,909,318
4.75%, due 11/15/43 (g)	26,440,000	28,361,031
4.75%, due 11/15/53	915,000	1,026,087
		95,534,624
United States Treasury Notes 2.5%
U.S. Treasury Notes
4.375%, due 12/15/26	1,117,000	1,127,908
4.375%, due 11/30/28	11,894,000	12,170,907
4.375%, due 11/30/30	4,226,000	4,345,517
4.50%, due 11/15/33	19,251,700	20,211,277
		37,855,609
Total U.S. Government & Federal Agencies (Cost $299,053,916)		304,465,259
Total Long-Term Bonds (Cost $577,326,828)		578,859,582

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Janus Henderson Balanced Portfolio

	Shares	Value

Common Stocks 61.2%
Aerospace & Defense 0.7%
General Dynamics Corp.	38,852	$ 10,088,699
Air Freight & Logistics 0.7%
United Parcel Service, Inc., Class B	64,343	10,116,650
Banks 1.3%
JPMorgan Chase & Co.	116,663	19,844,376
Beverages 1.3%
Constellation Brands, Inc., Class A	32,862	7,944,389
Monster Beverage Corp. (j)	196,399	11,314,546
		19,258,935
Biotechnology 1.0%
AbbVie, Inc.	72,893	11,296,228
Vertex Pharmaceuticals, Inc. (j)	11,854	4,823,274
		16,119,502
Broadline Retail 1.6%
Amazon.com, Inc. (j)	164,326	24,967,692
Building Products 0.5%
Trane Technologies plc	30,373	7,407,975
Capital Markets 2.1%
Charles Schwab Corp. (The)	101,062	6,953,066
CME Group, Inc.	49,261	10,374,367
Morgan Stanley	152,350	14,206,637
		31,534,070
Chemicals 0.5%
Corteva, Inc.	148,033	7,093,741
Communications Equipment 0.2%
Cisco Systems, Inc.	61,985	3,131,482
Consumer Finance 1.3%
American Express Co.	109,881	20,585,107
Consumer Staples Distribution & Retail 1.4%
Costco Wholesale Corp.	19,047	12,572,544
Sysco Corp.	126,986	9,286,486
		21,859,030
	Shares	Value

Electrical Equipment 0.5%
Rockwell Automation, Inc.	22,596	$ 7,015,606
Energy Equipment & Services 0.4%
Schlumberger NV	113,512	5,907,164
Entertainment 0.3%
Netflix, Inc. (j)	10,977	5,344,482
Financial Services 2.3%
Mastercard, Inc., Class A	82,908	35,361,091
Food Products 0.4%
Hershey Co. (The)	33,838	6,308,757
Health Care Equipment & Supplies 1.9%
Abbott Laboratories	138,306	15,223,341
Edwards Lifesciences Corp. (j)	71,645	5,462,931
Stryker Corp.	27,882	8,349,544
		29,035,816
Health Care Providers & Services 2.3%
HCA Healthcare, Inc.	18,656	5,049,806
UnitedHealth Group, Inc.	58,049	30,561,057
		35,610,863
Hotels, Restaurants & Leisure 4.5%
Booking Holdings, Inc. (j)	3,973	14,093,105
Chipotle Mexican Grill, Inc. (j)	2,983	6,822,002
Hilton Worldwide Holdings, Inc.	96,353	17,544,918
McDonald's Corp.	65,419	19,397,388
Starbucks Corp.	112,659	10,816,390
		68,673,803
Household Products 0.7%
Procter & Gamble Co. (The)	78,813	11,549,257
Industrial Conglomerates 0.9%
Honeywell International, Inc.	62,550	13,117,361
Insurance 1.7%
Marsh & McLennan Cos., Inc.	37,752	7,152,872
Progressive Corp. (The)	122,622	19,531,232
		26,684,104
Interactive Media & Services 4.5%
Alphabet, Inc., Class C (j)	297,722	41,957,962
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments December 31, 2023†^ (continued)
	Shares	Value
Common Stocks (continued)
Interactive Media & Services (continued)
Meta Platforms, Inc., Class A (j)	74,766	$ 26,464,173
		68,422,135
IT Services 1.5%
Accenture plc, Class A	65,723	23,062,858
Life Sciences Tools & Services 1.2%
Danaher Corp.	28,052	6,489,549
Thermo Fisher Scientific, Inc.	22,887	12,148,191
		18,637,740
Machinery 1.0%
Deere & Co.	40,402	16,155,548
Media 0.9%
Comcast Corp., Class A	301,081	13,202,402
Oil, Gas & Consumable Fuels 1.5%
Chevron Corp.	63,496	9,471,063
ConocoPhillips	113,022	13,118,464
		22,589,527
Pharmaceuticals 2.3%
Eli Lilly & Co.	25,405	14,809,083
Merck & Co., Inc.	114,263	12,456,952
Zoetis, Inc.	41,352	8,161,644
		35,427,679
Professional Services 0.7%
Automatic Data Processing, Inc.	43,651	10,169,373
Semiconductors & Semiconductor Equipment 5.3%
KLA Corp.	18,410	10,701,733
Lam Research Corp.	27,623	21,635,991
NVIDIA Corp.	75,697	37,486,668
Texas Instruments, Inc.	68,027	11,595,883
		81,420,275
Software 7.8%
Adobe, Inc. (j)	18,557	11,071,106
Cadence Design Systems, Inc. (j)	17,969	4,894,216
Intuit, Inc.	14,994	9,371,700
Microsoft Corp.	230,179	86,556,511
Oracle Corp.	79,746	8,407,621
		120,301,154
	Shares	Value

Specialty Retail 1.6%
Home Depot, Inc. (The)	40,037	$ 13,874,822
TJX Cos., Inc. (The)	121,287	11,377,934
		25,252,756
Technology Hardware, Storage & Peripherals 3.3%
Apple, Inc.	259,745	50,008,705
Textiles, Apparel & Luxury Goods 1.1%
NIKE, Inc., Class B	157,092	17,055,478
Total Common Stocks (Cost $597,380,372)		938,321,193
Short-Term Investments 3.0%
Affiliated Investment Company 2.8%
MainStay U.S. Government Liquidity Fund, 5.235% (k)	42,339,770	42,339,770
Unaffiliated Investment Company 0.2%
Invesco Government & Agency Portfolio, 5.361% (k)(l)	3,478,050	3,478,050
Total Short-Term Investments (Cost $45,817,820)		45,817,820
Total Investments (Cost $1,220,525,020)	102.0%	1,562,998,595
Other Assets, Less Liabilities	(2.0)	(30,168,666)
Net Assets	100.0%	$ 1,532,829,929

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2023.
(c)	Floating rate—Rate shown was the rate in effect as of December 31, 2023.
(d)	Step coupon—Rate shown was the rate in effect as of December 31, 2023.
(e)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2023.
(f)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP Janus Henderson Balanced Portfolio

(g)	All or a portion of this security was held on loan. As of December 31, 2023, the aggregate market value of securities on loan was $31,704,067; the total market value of collateral held by the Portfolio was $32,820,423. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $29,342,373. The Portfolio received cash collateral with a value of $3,478,050. (See Note 2(G))
(h)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2023.
(i)	TBA—Security purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2023, the total net market value was $33,047,056, which represented 2.2% of the Portfolio’s net assets. All or a portion of this security is a part of a mortgage dollar roll agreement.
(j)	Non-income producing security.
(k)	Current yield as of December 31, 2023.
(l)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 71,693	$ 287,402	$ (316,755)	$ —	$ —	$ 42,340	$ 2,334	$ —	42,340
Abbreviation(s):
CLO—Collateralized Loan Obligation
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
STACR—Structured Agency Credit Risk
TBA—To Be Announced
UMBS—Uniform Mortgage Backed Securities
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments December 31, 2023†^ (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 39,672,414	$ —	$ 39,672,414
Corporate Bonds	—	138,816,231	—	138,816,231
Foreign Government Bonds	—	1,521,048	—	1,521,048
Mortgage-Backed Securities	—	94,384,630	—	94,384,630
U.S. Government & Federal Agencies	—	304,465,259	—	304,465,259
Total Long-Term Bonds	—	578,859,582	—	578,859,582
Common Stocks	938,321,193	—	—	938,321,193
Short-Term Investments
Affiliated Investment Company	42,339,770	—	—	42,339,770
Unaffiliated Investment Company	3,478,050	—	—	3,478,050
Total Short-Term Investments	45,817,820	—	—	45,817,820
Total Investments in Securities	$ 984,139,013	$ 578,859,582	$ —	$ 1,562,998,595

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP Janus Henderson Balanced Portfolio

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $1,178,185,250) including securities on loan of $31,704,067	$1,520,658,825
Investment in affiliated investment companies, at value (identified cost $42,339,770)	42,339,770
Receivables:
Investment securities sold	10,922,653
Dividends and interest	5,342,558
Portfolio shares sold	637,038
Securities lending	83,333
Other assets	7,577
Total assets	1,579,991,754
Liabilities
Cash collateral received for securities on loan	3,478,050
Due to custodian	5,945
Payables:
Investment securities purchased	42,117,396
Manager (See Note 3)	695,707
Portfolio shares redeemed	519,609
NYLIFE Distributors (See Note 3)	245,146
Custodian	52,582
Professional fees	46,126
Shareholder communication	29
Accrued expenses	1,235
Total liabilities	47,161,825
Net assets	$1,532,829,929
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 108,960
Additional paid-in-capital	1,164,189,197
1,164,298,157
Total distributable earnings (loss)	368,531,772
Net assets	$1,532,829,929
Initial Class
Net assets applicable to outstanding shares	$ 362,919,633
Shares of beneficial interest outstanding	25,622,846
Net asset value per share outstanding	$ 14.16
Service Class
Net assets applicable to outstanding shares	$1,169,910,296
Shares of beneficial interest outstanding	83,337,251
Net asset value per share outstanding	$ 14.04

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Interest	$ 24,138,944
Dividends-unaffiliated	13,289,112
Dividends-affiliated	2,333,571
Securities lending, net	189,727
Total income	39,951,354
Expenses
Manager (See Note 3)	7,864,923
Distribution/Service—Service Class (See Note 3)	2,740,521
Professional fees	166,127
Custodian	132,213
Shareholder communication	42,879
Trustees	37,117
Miscellaneous	52,103
Total expenses	11,035,883
Net investment income (loss)	28,915,471
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(888,360)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	178,155,089
Net realized and unrealized gain (loss)	177,266,729
Net increase (decrease) in net assets resulting from operations	$206,182,200
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP Janus Henderson Balanced Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 28,915,471	$ 18,327,740
Net realized gain (loss)	(888,360)	56,703,333
Net change in unrealized appreciation (depreciation)	178,155,089	(356,411,959)
Net increase (decrease) in net assets resulting from operations	206,182,200	(281,380,886)
Distributions to shareholders:
Initial Class	(18,261,202)	(30,995,228)
Service Class	(56,801,991)	(87,814,323)
Total distributions to shareholders	(75,063,193)	(118,809,551)
Capital share transactions:
Net proceeds from sales of shares	166,034,427	160,730,282
Net asset value of shares issued to shareholders in reinvestment of distributions	75,063,193	118,809,551
Cost of shares redeemed	(209,187,488)	(215,614,470)
Increase (decrease) in net assets derived from capital share transactions	31,910,132	63,925,363
Net increase (decrease) in net assets	163,029,139	(336,265,074)
Net Assets
Beginning of year	1,369,800,790	1,706,065,864
End of year	$1,532,829,929	$1,369,800,790
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 12.95	$ 17.04	$ 15.21	$ 14.04	$ 12.31
Net investment income (loss) (a)	0.30	0.21	0.17	0.22	0.27
Net realized and unrealized gain (loss)	1.65	(3.06)	2.42	1.74	2.48
Total from investment operations	1.95	(2.85)	2.59	1.96	2.75
Less distributions:
From net investment income	(0.20)	(0.17)	(0.22)	(0.27)	(0.25)
From net realized gain on investments	(0.54)	(1.07)	(0.54)	(0.52)	(0.77)
Total distributions	(0.74)	(1.24)	(0.76)	(0.79)	(1.02)
Net asset value at end of year	$ 14.16	$ 12.95	$ 17.04	$ 15.21	$ 14.04
Total investment return (b)	15.52%	(16.39)%	17.35%	14.32%	22.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.18%	1.43%	1.03%	1.57%	2.01%
Net expenses (c)	0.57%	0.57%	0.57%	0.58%	0.58%
Portfolio turnover rate	143%	197%	103%(d)	106%(d)	98%(d)
Net assets at end of year (in 000's)	$ 362,920	$ 348,495	$ 453,022	$ 416,712	$ 404,231

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate not including mortgage dollar rolls were 60%, 95% and 93% for the years ended December 31, 2021, 2020 and 2019, respectively.

	Year Ended December 31,
Service Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 12.84	$ 16.90	$ 15.10	$ 13.94	$ 12.24
Net investment income (loss) (a)	0.26	0.17	0.12	0.18	0.24
Net realized and unrealized gain (loss)	1.65	(3.03)	2.41	1.74	2.45
Total from investment operations	1.91	(2.86)	2.53	1.92	2.69
Less distributions:
From net investment income	(0.17)	(0.13)	(0.19)	(0.24)	(0.22)
From net realized gain on investments	(0.54)	(1.07)	(0.54)	(0.52)	(0.77)
Total distributions	(0.71)	(1.20)	(0.73)	(0.76)	(0.99)
Net asset value at end of year	$ 14.04	$ 12.84	$ 16.90	$ 15.10	$ 13.94
Total investment return (b)	15.23%	(16.60)%	17.06%	14.03%	22.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.93%	1.18%	0.77%	1.31%	1.76%
Net expenses (c)	0.82%	0.82%	0.82%	0.83%	0.83%
Portfolio turnover rate	143%	197%	103%(d)	106%(d)	98%(d)
Net assets at end of year (in 000's)	$ 1,169,910	$ 1,021,306	$ 1,253,044	$ 1,042,214	$ 919,661

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate not including mortgage dollar rolls were 60%, 95% and 93% for the years ended December 31, 2021, 2020 and 2019, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay VP Janus Henderson Balanced Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Janus Henderson Balanced Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term capital growth, consistent with preservation of capital and balanced by current income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

33

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology,

34	MainStay VP Janus Henderson Balanced Portfolio

maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
35

Notes to Financial Statements (continued)
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(H) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(I) Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio’s investments may include loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

36	MainStay VP Janus Henderson Balanced Portfolio

The Portfolio may invest in foreign securities, both debt and equity securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(J) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Janus Henderson Investors US LLC (“Janus” or the “Subadvisor”), a registered investment adviser and wholly-owned subsidiary of Janus Henderson Group plc, doing business as Janus Henderson Investors, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Janus, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.55% up to $1 billion; 0.525% from $1 billion to $2 billion; and 0.515% in excess of $2 billion. During the year ended
December 31, 2023, the effective management fee rate was 0.54% of the Portfolio's average daily net assets.
During the year ended December 31, 2023, New York Life Investments earned fees from the Portfolio in the amount of $7,864,923 and paid the Subadvisor fees in the amount of $3,676,154.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,221,891,534	$362,068,445	$(20,961,384)	$341,107,061
37

Notes to Financial Statements (continued)
As of December 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$29,169,889	$(1,745,178)	$—	$341,107,061	$368,531,772
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale and cumulative bond amortization adjustments.
As of December 31, 2023, for federal income tax purposes, capital loss carryforwards of $1,745,178, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,745	$—
During the years ended December 31, 2023 and December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$18,438,876	$ 19,906,699
Long-Term Capital Gains	56,624,317	98,902,852
Total	$75,063,193	$118,809,551
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily SOFR + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2023, purchases and sales of U.S. government securities were $649,944 and $714,825, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $1,421,687 and $1,381,073, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2023 and December 31, 2022, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	418,650	$ 5,760,821
Shares issued to shareholders in reinvestment of distributions	1,399,369	18,261,202
Shares redeemed	(3,101,877)	(42,452,530)
Net increase (decrease)	(1,283,858)	$ (18,430,507)
Year ended December 31, 2022:
Shares sold	486,758	$ 7,148,243
Shares issued to shareholders in reinvestment of distributions	2,496,394	30,995,228
Shares redeemed	(2,663,843)	(38,681,553)
Net increase (decrease)	319,309	$ (538,082)

38	MainStay VP Janus Henderson Balanced Portfolio

Service Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	11,739,443	$ 160,273,606
Shares issued to shareholders in reinvestment of distributions	4,389,338	56,801,991
Shares redeemed	(12,311,786)	(166,734,958)
Net increase (decrease)	3,816,995	$ 50,340,639
Year ended December 31, 2022:
Shares sold	10,549,192	$ 153,582,039
Shares issued to shareholders in reinvestment of distributions	7,128,654	87,814,323
Shares redeemed	(12,295,154)	(176,932,917)
Net increase (decrease)	5,382,692	$ 64,463,445
Note 10–Other Matters
As of the date of this report, the Portfolio faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Portfolio's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
39

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP Janus Henderson Balanced Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Janus Henderson Balanced Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agents, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2024
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
40	MainStay VP Janus Henderson Balanced Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Janus Henderson Balanced Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Janus Henderson Investors US LLC (“Janus”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Janus in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and Janus in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Janus that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, Janus personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements.  In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Janus; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Janus; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Janus with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

41

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Janus.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Janus resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have invested in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Janus
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by Janus, evaluating the performance of Janus, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of Janus and ongoing analysis of, and interactions with, Janus with respect to, among other things, the Portfolio’s investment performance and risks as well as Janus’ investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Janus provides to the Portfolio and considered the terms of each of the Advisory Agreements.  The Board evaluated Janus’ experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and Janus’ track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at Janus.  The Board considered New York Life Investments’ and Janus’ overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Janus and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Portfolio.  The Board also considered Janus’ ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Portfolio.  In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Janus regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks.  The Board

42	MainStay VP Janus Henderson Balanced Portfolio

considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between representatives of Janus and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and Janus
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates and Janus due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  With respect to the profitability of Janus’ relationship with the Portfolio, the Board considered information from New York Life Investments that Janus’ subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of Janus’ profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Janus, and profitability of New York Life Investments and its affiliates and Janus due to their relationships with the Portfolio, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and Janus’ continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio.  The Board also considered the financial resources of New York Life Investments and Janus and acknowledged that New York Life Investments and Janus must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Janus to continue to provide high-quality services to the Portfolio.  The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and Janus and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to Janus from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Janus in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities.  In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Janus and its affiliates and New York Life Investments and its affiliates that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio.  In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts.  The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York
43

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor, and insurance companies affiliated with New York Life Investments would be entitled to receive fees from the Portfolio under a distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to Janus and its affiliates are consistent with those expected for a subadvisor to a mutual fund.  With respect to Janus, the Board considered that any profits realized by Janus due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Janus, acknowledging that any such profits are based on the subadvisory fee paid to Janus by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to Janus is paid by New York Life Investments, not the Portfolio.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and Janus on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Portfolio, if any.  The Board considered the contractual management fee schedule for the Portfolio as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses.  The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Portfolio and whether the Portfolio’s management fee and expense structure permits any economies of scale to be appropriately shared with the Portfolio’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio.  The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Portfolio’s shareholders through the Portfolio’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

44	MainStay VP Janus Henderson Balanced Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
45

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay VP Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay Funds: Trustee since 2023 (11 Funds)
MainStay Funds Trust: Trustee since 2023 (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
46	MainStay VP Janus Henderson Balanced Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay VP Funds Trust: Chair since 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC since 1990	81	MainStay Funds: Chair since January 2017 and Trustee since 2007 (11 Funds); MainStay Funds Trust: Chair since January 2017 and Trustee since 1990 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
47

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay Funds: Trustee since 2006 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
48	MainStay VP Janus Henderson Balanced Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015 to 2016); Managing Director, Product Development (from 2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
49

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP Natural Resources Portfolio
MainStay VP PineStone International Equity Portfolio1
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio2
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
PineStone Asset Management Inc.
Montreal, Québec
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to August 28, 2023, the Portfolio's name was MainStay VP MacKay International Equity Portfolio.
2.	Effective on or about May 1, 2024, the MainStay VP MacKay Government Portfolio will be renamed the MainStay VP U.S. Infrastructure Bond Portfolio.
Not part of the Annual Report

2023 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2024 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015923	MSVPJB11-02/24
(NYLIAC) NI524

MainStay VP Floating Rate Portfolio

Message from the President and Annual Report
December 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit our website.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Against a backdrop of easing inflationary pressures and continued economic growth, stocks and bonds generally gained ground during the 12-month period ended December 31, 2023, despite high levels of volatility and sharp disparities between the performance of the different market sectors.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation, interest rate, and economic growth trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 6.4% in January, and 3.4% in December 2023. At the same time, the Fed increased the benchmark federal funds rate from 4.25%–4.50% at the beginning of reporting period, to 5.25%–5.50% as of the end of 2023. Despite the increasing cost of capital and tighter lending environment that resulted from rising rates, economic growth remained surprisingly robust, bolstered by high levels of consumer spending, low levels of unemployment and better-than-expected corporate earnings. With the pace of rate increases slowing from the prior year, investors began hoping for an early shift to a looser monetary policy, with stock prices and bond yields reacting as economic data and statements from the Fed either reinforced or undercut those hopes. Following months of hawkish rhetoric, the Fed finally reversed its stance in December 2023, signaling a positive economic outlook with little chance of a recession and a likelihood of rate cuts in 2024.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced strong gains during the reporting period-– recovering all its losses from 2022 and approached new record territory. A preponderance of the Index’s gains were generated by a relatively small number of mega-cap stocks in the information technology, communication services and consumer discretionary sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened during the closing weeks of the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced generally positive returns, bolstered by attractive and relatively stable yields. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield. Corporate bond prices trended moderately higher, generally outperforming government securities. After years of low yields and tight credit spreads, the corporate sector benefited from more attractive valuations and income opportunities. Among corporates, markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. International bond markets produced mixed returns, with emerging-markets issues advancing over their developed-markets counterparts.
The market volatility of recent years reminds us of the constant need for experienced and steadfast portfolio management in the face of uncertainty. New York Life Investments remains dedicated to providing you, as a valued MainStay VP investor, with the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/2/2005	11.86%	4.96%	3.81%	0.64%
Service Class Shares	5/2/2005	11.58	4.69	3.54	0.89

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
Morningstar LSTA US Leveraged Loan Index[1]	13.32%	5.80%	4.42%
Morningstar Bank Loan Category Average[2]	12.19	4.42	3.35

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Morningstar LSTA US Leveraged Loan Index is the Portfolio's benchmark. The Morningstar LSTA US Leveraged Loan Index is a broad-based index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market.
2.	The Morningstar Bank Loan Category Average is representative of funds that invest in floating-rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Floating Rate Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,057.10	$3.32	$1,021.98	$3.26	0.64%
Service Class Shares	$1,000.00	$1,055.80	$4.61	$1,020.72	$4.53	0.89%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Floating Rate Portfolio

Industry Composition as of December 31, 2023 (Unaudited)
Finance	6.2%
Electronics	5.8
Chemicals, Plastics & Rubber	5.4
Services: Business	4.9
Healthcare, Education & Childcare	4.2
Insurance	4.1
Software	3.7
Hotels, Motels, Inns & Gaming	3.6
Aerospace & Defense	3.5
Telecommunications	3.0
Containers, Packaging & Glass	3.0
Manufacturing	3.0
High Tech Industries	2.7
Diversified/Conglomerate Manufacturing	2.2
Media	2.1
Other Asset-Backed Securities	2.1
Buildings & Real Estate	2.0
Oil & Gas	1.8
Diversified/Conglomerate Service	1.8
Utilities	1.8
Automobile	1.6
Entertainment	1.6
Healthcare	1.6
Broadcasting & Entertainment	1.5
Personal & Nondurable Consumer Products	1.5
Beverage, Food & Tobacco	1.4
Mining, Steel, Iron & Non-Precious Metals	1.4
Personal, Food & Miscellaneous Services	1.4
Leisure, Amusement, Motion Pictures & Entertainment	1.3
Healthcare & Pharmaceuticals	0.9
Commercial Services	0.8
Retail Store	0.7
Retail	0.7
Chemicals	0.6
Personal & Nondurable Consumer Products (Manufacturing Only)	0.6
Banking	0.6
Energy (Electricity)	0.5
Auto Manufacturers	0.5
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	0.4
Capital Equipment	0.4
Packaging & Containers	0.4
Real Estate	0.3
Printing & Publishing	0.3%
Cargo Transport	0.3
Water	0.3
Packaging	0.3
Hotel, Gaming & Leisure	0.3
Diversified Financial Services	0.3
Affiliated Investment Company	0.2
Pharmaceuticals	0.2
Consumer Durables	0.2
Electric	0.2
Real Estate Investment Trusts	0.2
Animal Food	0.1
Services: Consumer	0.1
Ecological	0.1
Personal Transportation	0.1
Healthcare-Services	0.1
Machinery-Diversified	0.1
Food	0.1
Airlines	0.1
Environmental Control	0.1
Internet	0.1
Engineering & Construction	0.1
Technology Hardware, Storage & Peripherals	0.1
Lodging	0.0‡
Iron & Steel	0.0‡
Distribution & Wholesale	0.0‡
Oil & Gas Services	0.0‡
Healthcare-Products	0.0‡
Health Care Providers & Services	0.0‡
Communications Equipment	0.0‡
Machinery	0.0‡
Specialty Retail	0.0‡
Health Care Equipment & Supplies	0.0‡
Independent Power and Renewable Electricity Producers	0.0‡
Automobile Components	0.0‡
Household Durables	0.0‡
Financial Services	0.0‡
Capital Markets	0.0‡
Short-Term Investments	8.0
Other Assets, Less Liabilities	0.4
100.0%
‡	Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

7

Top Ten Holdings and/or Issuers Held as of December 31, 2023 (excluding short-term investments) (Unaudited)
1.	EMRLD Borrower LP, 8.356%, due 5/31/30
2.	UKG, Inc., 8.764%-10.764%, due 5/4/26–5/3/27
3.	Asurion LLC, 8.72%-10.72%, due 12/23/26–1/20/29
4.	AmWINS Group, Inc., TBD - 7.72%, due 2/19/28
5.	GTCR W. Merger Sub LLC, TBD, due 9/20/30
6.	Univision Communications, Inc., 6.625%-9.598%, due 6/1/27–6/24/29
7.	Gates Global LLC, 7.956%-8.356%, due 3/31/27–11/16/29
8.	TransDigm, Inc., 7.125%-8.598%, due 8/24/28–12/1/31
9.	Chariot Buyer LLC, 8.706%, due 11/3/28
10.	Nouryon Finance BV, 9.441%-9.467%, due 4/3/28

8	MainStay VP Floating Rate Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Portfolio’s Subadvisor.
How did MainStay VP Floating Rate Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2023?
For the 12 months ended December 31, 2023, MainStay VP Floating Rate Portfolio returned 11.86% for Initial Class shares and 11.58% for Service Class shares. Over the same period, both share classes underperformed the 13.32% return of the Morningstar LSTA US Leveraged Loan Index (“the Index”), which is the Portfolio’s benchmark. For the 12 months ended December 31, 2023, both share classes underperformed the 12.19% return of the Morningstar Bank Loan Category Average.1
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
The wider market in risk assets during the reporting period was impacted by volatility from concerns regarding inflation, changes in interest rate expectations and potential economic slowdown in the United States. The U.S. banking crisis, together with geopolitical risks in central Europe and the Middle East also played a role. The market for floating-rate loans was insulated from—but not immune to—these broader performance trends. Despite these challenges, the floating-rate segment reported positive returns for the reporting period.
What factors affected the Portfolio’s performance relative to its primary prospectus benchmark during the reporting period?
The Portfolio has historically been focused on maintaining a larger position in higher-rated credit loans rated BB, and a smaller position in lower-credit-quality loans rated CCC and below.2 For the 12 months ended December 31, 2023, CCC outperformed BB. The Portfolio’s overweight exposure to higher-rated credit loans was a headwind to performance compared to the Index.
What was the Portfolio’s duration3 strategy during the reporting period?
Floating-rate loans are, by their nature, a low-duration asset. Loans earn a stated spread4 over a floating reference rate, which is tied to the London InterBank Offered Rate (“LIBOR”)5 or the Secured Overnight Financing Rate (“SOFR”).6 Issuers can generally borrow under a 30- to 90-day range with LIBOR or SOFR. The weighted-average time to interest rate reset on the Portfolio’s assets was generally less than 40 days during the reporting period.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
Expectations around lower-rated credit performance led to the Portfolio increasing its exposure in BBB7 and higher rated credit positions. The Portfolio realized a very modest decrease in its overweight position in BB-rated credits. We decreased relative B-rated8 credit exposure, positioning the Portfolio with more underweight exposure.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
The strongest contributions to the Portfolio’s absolute performance were from underweight exposure in the software industry and overweight exposure in the hotels, restaurants & leisure industry. (Contributions take weightings and total returns into account). Of industries where the Portfolio had exposure, underweight positions in technology hardware, storage & peripherals, biotechnology, and household products were the weakest contributors to absolute performance.

1.	See "Investment and Performance Comparison" for more information on benchmark and peer group returns.
2.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	LIBOR is a composite of interest rates at which banks borrow from one another in the London market.
6.	SOFR is a secured, interbank overnight interest rate established as an alternative to LIBOR.
7.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
8.	An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
9

Did the Portfolio make any significant purchases or sales during the reporting period?
Some of the Portfolio’s largest purchases during the reporting period included loans issued by Power Solutions and Copeland, reflecting our favorable view of the relative value, business prospects and management teams of these issuers. Some of the largest sales during the same period were partial positions in loans issued by Power Solutions and Nestle Skin Health, based on relative value and liquidity.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, the Portfolio’s largest weighting increases were in the N/A SNP (no S&P industry classification available), construction materials and chemicals industries. Conversely, the Portfolio’s largest weighting reductions were in the media, specialty retail and electric utilities industries.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2023, we remain cautiously optimistic about the performance of the floating-rate market. We have maintained the Portfolio’s largest overweight sector positions in N/A SNP, containers & packaging, construction materials, and hotels, restaurants & leisure, as we expect these sectors to continue to outperform in the current environment. The Portfolio also maintains its most significantly underweight sector positions in software, capital markets, and specialty retail. We continue to look for opportunities to add exposure in these underweight sectors, subject to our underwriting criteria.
From a ratings perspective, the Portfolio very modestly decreased its overweight position in credit rated BB, while also decreasing exposure to credit rated B. Going forward, we may consider increasing B credit rated exposure to a less underweight position.
As of the end of the reporting period, we are looking to maintain lower cash balances, with additional purchases subject to market conditions and flows into or out of the Portfolio.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP Floating Rate Portfolio

Portfolio of Investments December 31, 2023†^
	Principal Amount	Value
Long-Term Bonds 91.3%
Asset-Backed Securities 2.1%
Other Asset-Backed Securities 2.1%
AIMCO CLO 20 Ltd. (a)(b)
Series 2023-20A, Class B1
7.565% (3 Month SOFR + 2.20%), due 10/16/36	$ 1,000,000	$ 998,596
Series 2023-20A, Class D
9.365% (3 Month SOFR + 4.00%), due 10/16/36	848,215	846,895
Ballyrock CLO 21 Ltd. (a)(b)
Series 2022-21A, Class A2A
8.216% (3 Month SOFR + 2.80%), due 10/20/35	900,000	904,719
Series 2022-21A, Class C
10.736% (3 Month SOFR + 5.32%), due 10/20/35	1,000,000	1,011,051
Danby Park CLO Ltd. (a)(b)
Series 2022-1A, Class B
8.362% (3 Month SOFR + 2.95%), due 10/21/35	1,000,000	1,006,278
Series 2022-1A, Class D
10.742% (3 Month SOFR + 5.33%), due 10/21/35	1,000,000	1,012,089
Empower CLO Ltd. (a)(b)
Series 2023-2A, Class B
8.09% (3 Month SOFR + 2.75%), due 7/15/36	1,250,000	1,257,323
Series 2023-2A, Class D
10.74% (3 Month SOFR + 5.40%), due 7/15/36	1,250,000	1,247,581
Galaxy 32 CLO Ltd. (a)(b)
Series 2023-32A, Class B
7.674% (3 Month SOFR + 2.30%), due 10/20/36	1,000,000	995,517
Series 2023-32A, Class D
9.674% (3 Month SOFR + 4.30%), due 10/20/36	1,000,000	971,950
Neuberger Berman Loan Advisers CLO 51 Ltd. (a)(b)
Series 2022-51A, Class B
8.462% (3 Month SOFR + 3.05%), due 10/23/35	750,000	754,087
Series 2022-51A, Class D
11.112% (3 Month SOFR + 5.70%), due 10/23/35	750,000	757,598
OHA Credit Funding 16 Ltd. (a)(b)
Series 2023-16A, Class B
7.606% (3 Month SOFR + 2.25%), due 10/20/36	1,000,000	999,889
Series 2023-16A, Class D
9.356% (3 Month SOFR + 4.00%), due 10/20/36	1,000,000	995,279
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Palmer Square CLO Ltd.
Series 2021-4A, Class D
8.605% (3 Month SOFR + 3.212%), due 10/15/34 (a)(b)	$ 1,575,000	$ 1,565,923
Sixth Street CLO XXI Ltd. (a)(b)
Series 2022-21A, Class B
8.394% (3 Month SOFR + 3.00%), due 10/15/35	1,500,000	1,509,244
Series 2022-21A, Class D
10.494% (3 Month SOFR + 5.10%), due 10/15/35	1,071,000	1,082,229
Total Asset-Backed Securities (Cost $17,783,684)		17,916,248
Corporate Bonds 4.7%
Aerospace & Defense 0.1%
Howmet Aerospace, Inc.
6.875%, due 5/1/25	200,000	202,593
Spirit AeroSystems, Inc.
9.375%, due 11/30/29 (a)	250,000	273,569
TransDigm, Inc.
7.125%, due 12/1/31 (a)	500,000	523,957
		1,000,119
Airlines 0.1%
United Airlines, Inc. (a)
4.375%, due 4/15/26	200,000	194,881
4.625%, due 4/15/29	600,000	561,141
		756,022
Auto Manufacturers 0.5%
Ford Motor Co.
6.10%, due 8/19/32	2,100,000	2,116,865
Ford Motor Credit Co. LLC
7.35%, due 11/4/27	2,000,000	2,109,098
		4,225,963
Chemicals 0.4%
ASP Unifrax Holdings, Inc.
5.25%, due 9/30/28 (a)	330,000	238,294
INEOS Quattro Finance 2 plc
9.625%, due 3/15/29 (a)	1,000,000	1,064,461
Olympus Water US Holding Corp.
9.75%, due 11/15/28 (a)	1,500,000	1,592,090
SCIL IV LLC
5.375%, due 11/1/26 (a)	350,000	335,976
WR Grace Holdings LLC
5.625%, due 8/15/29 (a)	300,000	263,987
		3,494,808
Commercial Services 0.5%
Avis Budget Car Rental LLC
8.00%, due 2/15/31 (a)	1,500,000	1,497,937

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
Herc Holdings, Inc.
5.50%, due 7/15/27 (a)	$ 850,000	$ 839,219
Prime Security Services Borrower LLC
6.25%, due 1/15/28 (a)	1,000,000	994,169
Sotheby's/Bidfair Holdings, Inc.
5.875%, due 6/1/29 (a)	900,000	778,374
		4,109,699
Distribution & Wholesale 0.0% ‡
OPENLANE, Inc.
5.125%, due 6/1/25 (a)	350,000	343,875
Diversified Financial Services 0.3%
GGAM Finance Ltd. (a)
7.75%, due 5/15/26	1,125,000	1,141,873
8.00%, due 2/15/27	750,000	768,780
NFP Corp.
8.50%, due 10/1/31 (a)	670,000	726,213
		2,636,866
Electric 0.2%
Vistra Operations Co. LLC
5.00%, due 7/31/27 (a)	1,500,000	1,460,402
Engineering & Construction 0.1%
Brand Industrial Services, Inc.
10.375%, due 8/1/30 (a)	1,000,000	1,057,530
Entertainment 0.3%
Caesars Entertainment, Inc.
7.00%, due 2/15/30 (a)	1,410,000	1,445,866
Light & Wonder International, Inc.
7.00%, due 5/15/28 (a)	900,000	909,159
		2,355,025
Environmental Control 0.1%
GFL Environmental, Inc.
4.75%, due 6/15/29 (a)	1,000,000	941,960
Food 0.1%
Post Holdings, Inc.
5.50%, due 12/15/29 (a)	240,000	231,256
US Foods, Inc.
7.25%, due 1/15/32 (a)	250,000	260,678
		491,934
Healthcare-Products 0.0% ‡
Medline Borrower LP
5.25%, due 10/1/29 (a)	200,000	188,515
	Principal Amount	Value

Healthcare-Services 0.1%
Acadia Healthcare Co., Inc.
5.00%, due 4/15/29 (a)	$ 120,000	$ 115,200
Fortrea Holdings, Inc.
7.50%, due 7/1/30 (a)	360,000	369,710
		484,910
Internet 0.1%
Gen Digital, Inc.
6.75%, due 9/30/27 (a)	560,000	569,704
Iron & Steel 0.0% ‡
Carpenter Technology Corp.
6.375%, due 7/15/28	310,000	308,837
Lodging 0.0% ‡
Boyd Gaming Corp.
4.75%, due 12/1/27	400,000	384,840
Machinery-Diversified 0.1%
GrafTech Finance, Inc.
4.625%, due 12/15/28 (a)	220,000	145,840
GrafTech Global Enterprises, Inc.
9.875%, due 12/15/28 (a)	900,000	694,125
		839,965
Media 0.3%
Radiate Holdco LLC
4.50%, due 9/15/26 (a)	370,000	282,200
Univision Communications, Inc. (a)
6.625%, due 6/1/27	600,000	598,364
8.00%, due 8/15/28	1,600,000	1,650,592
		2,531,156
Oil & Gas 0.1%
Civitas Resources, Inc.
8.625%, due 11/1/30 (a)	1,130,000	1,198,616
Oil & Gas Services 0.0% ‡
USA Compression Partners LP
6.875%, due 4/1/26	360,000	358,482
Packaging & Containers 0.4%
Ardagh Metal Packaging Finance USA LLC
4.00%, due 9/1/29 (a)	400,000	338,591
Ardagh Packaging Finance plc
5.25%, due 4/30/25 (a)	1,000,000	972,522
Clydesdale Acquisition Holdings, Inc.
8.75%, due 4/15/30 (a)	100,000	93,237
Mauser Packaging Solutions Holding Co.
7.875%, due 8/15/26 (a)	1,500,000	1,526,521

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Packaging & Containers (continued)
Trident TPI Holdings, Inc.
12.75%, due 12/31/28 (a)	$ 790,000	$ 845,300
		3,776,171
Pharmaceuticals 0.1%
Bausch Health Cos., Inc.
5.50%, due 11/1/25 (a)	300,000	274,431
Organon & Co.
5.125%, due 4/30/31 (a)	600,000	512,907
		787,338
Real Estate 0.1%
Realogy Group LLC
5.75%, due 1/15/29 (a)	1,330,000	1,033,628
Real Estate Investment Trusts 0.2%
Iron Mountain, Inc.
5.00%, due 7/15/28 (a)	350,000	336,276
RHP Hotel Properties LP
4.75%, due 10/15/27	300,000	289,766
7.25%, due 7/15/28 (a)	900,000	935,718
		1,561,760
Retail 0.3%
1011778 BC ULC
4.00%, due 10/15/30 (a)	1,040,000	932,775
IRB Holding Corp.
7.00%, due 6/15/25 (a)	580,000	580,000
LBM Acquisition LLC
6.25%, due 1/15/29 (a)	1,000,000	892,950
		2,405,725
Software 0.1%
Clarivate Science Holdings Corp. (a)
3.875%, due 7/1/28	300,000	282,868
4.875%, due 7/1/29	300,000	281,500
		564,368
Telecommunications 0.1%
Frontier Communications Holdings LLC
5.875%, due 10/15/27 (a)	280,000	270,508
Level 3 Financing, Inc.
10.50%, due 5/15/30 (a)	368,000	356,844
Telesat Canada
4.875%, due 6/1/27 (a)	600,000	354,584
		981,936
Total Corporate Bonds (Cost $41,934,834)		40,850,154
	Principal Amount	Value
Loan Assignments 84.5%
Aerospace & Defense 3.4%
Amentum Government Services Holdings LLC (b)
First Lien Tranche Term Loan 3
9.358% (1 Month SOFR + 4.00%), due 2/15/29	$ 2,790,833	$ 2,787,345
First Lien Tranche Term Loan 1
9.47% (1 Month SOFR + 4.00%), due 1/29/27	1,089,271	1,088,249
Arcline FM Holdings LLC
First Lien Initial Term Loan
10.36% (3 Month SOFR + 4.75%), due 6/23/28 (b)	2,862,679	2,857,311
Asplundh Tree Expert LLC
Amendment No. 1 Term Loan
7.206% (1 Month SOFR + 1.75%), due 9/7/27 (b)	2,584,437	2,585,332
Barnes Group, Inc.
Initial Term Loan
8.456% (1 Month SOFR + 3.00%), due 9/3/30 (b)	798,000	799,330
Cobham Ultra SeniorCo. SARL
USD Facility Term Loan B
9.363% (6 Month SOFR + 3.50%), due 8/3/29 (b)	987,562	972,255
Dynasty Acquisition Co., Inc. (b)
2023 Specified Refinancing Term Loan B1
9.356% (1 Month SOFR + 4.00%), due 8/24/28	2,642,791	2,647,878
2023 Specified Refinancing Term Loan B2
9.356% (1 Month SOFR + 4.00%), due 8/24/28	1,132,625	1,134,805
Russell Investments U.S. Institutional Holdco, Inc.
2025 Term Loan
8.956% (1 Month SOFR + 3.50%), due 5/30/25 (b)	4,263,344	3,978,233
SkyMiles IP Ltd.
Initial Term Loan
9.166% (3 Month SOFR + 3.75%), due 10/20/27 (b)	2,148,571	2,198,405
TransDigm, Inc.
Tranche Term Loan I
8.598% (3 Month SOFR + 3.25%), due 8/24/28 (b)	4,188,374	4,204,516
United AirLines, Inc.
Term Loan B
9.22% (1 Month SOFR + 3.75%), due 4/21/28 (b)	2,167,286	2,171,891
WestJet Airlines Ltd.
Term Loan
8.455% (1 Month SOFR + 3.00%), due 12/11/26 (b)	1,940,229	1,934,468
		29,360,018
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Loan Assignments (continued)
Animal Food 0.1%
Alltech, Inc.
Term Loan B
9.47% (1 Month SOFR + 4.00%), due 10/13/28 (b)	$ 522,667	$ 514,827
Automobile 1.6%
American Auto Auction Group LLC
First Lien Tranche Term Loan B
10.498% (3 Month SOFR + 5.00%), due 12/30/27 (b)	1,470,000	1,441,824
Autokiniton U.S. Holdings, Inc.
Closing Date Term Loan B
9.97% (1 Month SOFR + 4.50%), due 4/6/28 (b)	1,991,134	1,997,356
Belron Finance 2019 LLC
Dollar Second Incremental Term Loan
7.902% (3 Month SOFR + 2.25%), due 10/30/26 (b)	1,200,000	1,200,750
Belron Finance U.S. LLC (b)
First Incremental Term Loan
7.883% (3 Month SOFR + 2.25%), due 11/13/25	950,000	950,594
Dollar Fourth Incremental Term Loan
7.995% (3 Month SOFR + 2.50%), due 4/18/29	497,500	498,033
Belron Group SA
Dollar Third Incremental Term Loan
8.067% (3 Month SOFR + 2.425%), due 4/13/28 (b)	940,894	941,364
Clarios Global LP
First Lien 2023 Term Loan
9.106% (1 Month SOFR + 3.75%), due 5/6/30 (b)	3,420,000	3,422,565
First Brand Group LLC
First Lien 2021 Term Loan
10.881% (6 Month SOFR + 5.00%), due 3/30/27 (b)	664,957	658,862
Wand Newco 3, Inc.
First Lien Tranche Term Loan B1
8.22% (1 Month SOFR + 2.75%), due 2/5/26 (b)	2,586,288	2,589,343
		13,700,691
Banking 0.6%
Apollo Commercial Real Estate Finance, Inc.
Term Loan B1
8.97% (1 Month SOFR + 3.50%), due 3/11/28 (b)	139,876	136,379
Edelman Financial Engines Center LLC (The)
First Lien 2021 Initial Term Loan
8.97% (1 Month SOFR + 3.50%), due 4/7/28 (b)	1,620,206	1,618,406
	Principal Amount	Value

Banking (continued)
Jane Street Group LLC
Dollar Term Loan
8.22% (1 Month SOFR + 2.75%), due 1/26/28 (b)	$ 3,720,338	$ 3,735,841
		5,490,626
Beverage, Food & Tobacco 1.4%
8th Avenue Food & Provisions, Inc.
First Lien Term Loan
9.22% (1 Month SOFR + 3.75%), due 10/1/25 (b)	1,997,160	1,913,944
CHG PPC Parent LLC
First Lien 2021-1 U.S. Term Loan
8.47% (1 Month SOFR + 3.00%), due 12/8/28 (b)	1,296,771	1,296,771
Froneri International Ltd.
First Lien Facility Term Loan B2
7.706% (1 Month SOFR + 2.25%), due 1/29/27 (b)	1,433,025	1,433,697
H-Food Holdings LLC
Initial Term Loan
9.337% (3 Month SOFR + 3.688%), due 5/23/25 (b)	2,203,940	1,767,628
Naked Juice LLC
First Lien Initial Term Loan
8.698% (3 Month SOFR + 3.25%), due 1/24/29 (b)	729,446	704,485
Pegasus BidCo BV
Initial Dollar Term Loan
9.63% (3 Month SOFR + 4.25%), due 7/12/29 (b)	1,584,000	1,582,681
Sotheby's
2021 Second Refinancing Term Loan
10.155% (3 Month SOFR + 4.50%), due 1/15/27 (b)	2,239,607	2,206,947
United Natural Foods, Inc.
Initial Term Loan
8.72% (1 Month SOFR + 3.25%), due 10/22/25 (b)	866,415	864,397
		11,770,550
Broadcasting & Entertainment 1.5%
Altice France SA
USD Term Loan B14
10.894% (3 Month SOFR + 5.50%), due 8/15/28 (b)	2,985,458	2,672,916
Clear Channel Outdoor Holdings, Inc.
Term Loan B
9.145% (3 Month SOFR + 3.50%), due 8/21/26 (b)	1,193,304	1,179,581

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Broadcasting & Entertainment (continued)
CMG Media Corp.
First Lien 2021 Term Loan B
8.948% (3 Month SOFR + 3.50%), due 12/17/26 (b)	$ 2,721,811	$ 2,514,273
Gray Television, Inc. (b)
Term Loan E
7.957% (1 Month SOFR + 2.50%), due 1/2/26	506,446	505,602
Term Loan D
8.457% (1 Month SOFR + 3.00%), due 12/1/28	1,568,000	1,553,626
Nexstar Media, Inc.
Term Loan B4
7.97% (1 Month SOFR + 2.50%), due 9/18/26 (b)	1,719,214	1,719,393
Univision Communications, Inc. (b)
First Lien Initial Term Loan
8.72% (1 Month SOFR + 3.25%), due 1/31/29	2,043,600	2,035,299
First Lien 2022 Incremental Term Loan
9.598% (3 Month SOFR + 4.25%), due 6/24/29	664,875	665,499
		12,846,189
Buildings & Real Estate 2.0%
Allspring Buyer LLC
Initial Term Loan
8.887% (3 Month SOFR + 3.25%), due 11/1/28 (b)	1,568,831	1,561,476
Beacon Roofing Supply, Inc.
2028 Term Loan
7.97% (1 Month SOFR + 2.50%), due 5/19/28 (b)	1,462,500	1,466,488
Core & Main LP
Tranche Term Loan B 7.955% - 8.056%
(1 Month SOFR + 2.50%, 6 Month SOFR + 2.50%), due 7/27/28 (b)	2,480,784	2,476,909
Cornerstone Building Brands, Inc. (b)
Tranche Term Loan B
8.712% (1 Month SOFR + 3.25%), due 4/12/28	2,450,614	2,445,253
Initial Term Loan
10.987% (1 Month SOFR + 5.625%), due 8/1/28	1,188,000	1,194,930
Cushman & Wakefield U.S. Borrower LLC (b)
Replacement Term Loan
8.22% (1 Month SOFR + 2.75%), due 8/21/25	149,512	149,138
2023-1 Refinancing Term Loan
8.706% (1 Month SOFR + 3.25%), due 1/31/30	1,521,385	1,506,171
	Principal Amount	Value

Buildings & Real Estate (continued)
Cushman & Wakefield U.S. Borrower LLC (b) (continued)
2023-2 Refinancing Term Loan
9.356% (1 Month SOFR + 4.00%), due 1/31/30	$ 833,333	$ 831,250
SRS Distribution, Inc. (b)
2022 Refinancing Term Loan
8.956% (1 Month SOFR + 3.50%), due 6/2/28	589,500	588,468
2021 Refinancing Term Loan
8.97% (1 Month SOFR + 3.50%), due 6/2/28	2,033,200	2,031,167
VC GB Holdings I Corp.
First Lien Initial Term Loan
8.61% (3 Month SOFR + 3.00%), due 7/21/28 (b)	490,000	486,427
Wilsonart LLC
Tranche Term Loan E
8.698% (3 Month SOFR + 3.25%), due 12/31/26 (b)	2,865,153	2,868,287
		17,605,964
Capital Equipment 0.4%
AZZ, Inc.
Initial Term Loan
9.106% (1 Month SOFR + 3.75%), due 5/13/29 (b)	792,500	795,307
CPM Holdings, Inc.
Initial Term Loan
9.843% (1 Month SOFR + 4.50%), due 9/28/28 (b)	2,500,000	2,506,250
		3,301,557
Cargo Transport 0.3%
Genesee & Wyoming, Inc.
Initial Term Loan
7.448% (3 Month SOFR + 2.00%), due 12/30/26 (b)	2,415,972	2,420,251
Chemicals 0.2%
LSF11 A5 Holdco LLC (b)
Term Loan
8.97% (1 Month SOFR + 3.50%), due 10/15/28	1,310,000	1,307,544
Fourth Amendment Incremental Term Loan
9.706% (1 Month SOFR + 4.25%), due 10/15/28	447,750	448,496
		1,756,040
Chemicals, Plastics & Rubber 5.4%
Aruba Investments Holdings LLC (b)
First Lien Initial Dollar Term Loan
9.456% (1 Month SOFR + 4.00%), due 11/24/27	518,721	512,021
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Loan Assignments (continued)
Chemicals, Plastics & Rubber (continued)
Aruba Investments Holdings LLC (b) (continued)
First Lien 2022 Incremental Term Loan
10.106% (1 Month SOFR + 4.75%), due 11/24/27 (c)(d)	$ 1,485,000	$ 1,462,725
Axalta Coating Systems Dutch Holding B BV
Dollar Facility Term Loan B5
7.848% (3 Month SOFR + 2.50%), due 12/20/29 (b)	2,232,219	2,236,962
Bakelite U.S. Holdco, Inc.
Term Loan
9.498% (3 Month SOFR + 4.00%), due 5/29/29 (b)	1,773,000	1,763,027
Clydesdale Acquisition Holdings, Inc.
First Lien Term Loan B
9.631% (1 Month SOFR + 4.175%), due 4/13/29 (b)	2,955,000	2,966,841
Entegris, Inc.
Tranche Term Loan B 7.848% - 7.856%
(1 Month SOFR + 2.50%, 3 Month SOFR + 2.50%), due 7/6/29 (b)	1,377,258	1,380,701
Herens Holdco SARL
USD Facility Term Loan B
9.373% (3 Month SOFR + 3.925%), due 7/3/28 (b)	1,157,733	1,046,302
Ineos Quattro Holdings U.K. Ltd.
2030 Tranche Dollar Term Loan B
9.206% (1 Month SOFR + 3.75%), due 3/14/30 (b)	1,492,500	1,447,725
Ineos U.S. Finance LLC (b)
2030 Dollar Term Loan
8.956% (1 Month SOFR + 3.50%), due 2/18/30	995,000	995,000
2027-II Dollar Term Loan
9.206% (1 Month SOFR + 3.75%), due 11/8/27	1,412,051	1,413,523
INEOS US Petrochem LLC
USD Term Loan
9.706% (1 Month SOFR + 4.25%), due 4/2/29 (b)	1,896,350	1,853,682
Innophos Holdings, Inc.
Initial Term Loan
8.72% (1 Month SOFR + 3.25%), due 2/5/27 (b)	1,443,750	1,414,425
Jazz Pharmaceuticals plc
Initial Dollar Term Loan
8.97% (1 Month SOFR + 3.50%), due 5/5/28 (b)	2,634,677	2,645,380
Koppers, Inc.
Term Loan B
8.96% (1 Month SOFR + 3.50%), due 4/10/30 (b)	3,491,250	3,504,342
	Principal Amount	Value

Chemicals, Plastics & Rubber (continued)
Nouryon Finance BV (b)
2023 Term Loan
9.441% (1 Month SOFR + 4.00%), due 4/3/28	$ 1,243,750	$ 1,246,548
Extended Dollar Term Loan
9.467% (3 Month SOFR + 4.00%), due 4/3/28	3,413,310	3,421,843
Olympus Water U.S. Holding Corp.
Initial Dollar Term Loan
9.36% (3 Month SOFR + 3.75%), due 11/9/28 (b)	1,225,000	1,221,386
Oxea Holding Vier GmbH
Tranche Term Loan B2
9.014% (3 Month SOFR + 3.50%), due 10/14/24 (b)	1,676,433	1,619,853
PMHC II, Inc.
Initial Term Loan
9.807% (3 Month SOFR + 4.25%), due 4/23/29 (b)	2,962,500	2,827,336
SCIH Salt Holdings, Inc.
First Lien Incremental Term Loan B1
9.47% (1 Month SOFR + 4.00%), due 3/16/27 (b)	2,664,022	2,663,606
Sparta U.S. Holdco LLC
First Lien Initial Term Loan
8.705% (1 Month SOFR + 3.25%), due 8/2/28 (b)	882,000	879,427
Tricorbraun Holdings, Inc.
First Lien Closing Date Initial Term Loan
8.72% (1 Month SOFR + 3.25%), due 3/3/28 (b)	2,595,462	2,574,914
Tronox Finance LLC
First Lien Refinancing Term Loan 7.97% - 8.11%
(1 Month SOFR + 2.50%, 3 Month SOFR + 2.50%), due 3/10/28 (b)	1,219,316	1,217,283
W. R. Grace Holdings LLC
Initial Term Loan
9.36% (3 Month SOFR + 3.75%), due 9/22/28 (b)	1,470,000	1,472,143
Windsor Holdings III LLC
Dollar Term Loan B
9.841% (1 Month SOFR + 4.50%), due 8/1/30 (b)	2,493,750	2,507,109
		46,294,104
Commercial Services 0.3%
Prime Security Services Borrower LLC
First Lien 2023 Refinancing Term Loan B1
7.841% (1 Month SOFR + 2.50%), due 10/13/30 (b)	2,500,000	2,504,515

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Consumer Durables 0.2%
SWF Holdings I Corp.
First Lien Initial Term Loan
9.47% (1 Month SOFR + 4.00%), due 10/6/28 (b)	$ 2,063,250	$ 1,833,198
Containers, Packaging & Glass 3.0%
Alliance Laundry Systems LLC
Initial Term Loan B
8.994% (3 Month SOFR + 3.50%), due 10/8/27 (b)	1,630,286	1,633,682
Altium Packaging LLC
First Lien 2021 Term Loan
8.22% (1 Month SOFR + 2.75%), due 2/3/28 (b)	2,028,610	2,028,927
Anchor Glass Container Corp.
First Lien August 2023 Extended Term Loan 10.827% - 10.896%
(3 Month SOFR + 5.00%, 6 Month SOFR + 5.00%), due 12/7/25 (b)	2,070,944	1,692,997
Berlin Packaging LLC (b)
Tranche Initial Term Loan B4 8.594% - 8.728%
(1 Month SOFR + 3.25%, 3 Month SOFR + 3.25%), due 3/11/28	1,945,007	1,936,325
Tranche Term Loan B5 9.207% - 9.36%
(1 Month SOFR + 3.75%, 3 Month SOFR + 3.75%), due 3/11/28	1,055,700	1,055,832
Charter Next Generation, Inc.
First Lien 2021 Initial Term Loan
9.22% (1 Month SOFR + 3.75%), due 12/1/27 (b)	2,820,191	2,825,919
Flint Group Packaging Inks North America Holdings LLC (b)
USD Facility Term Loan B
10.674% (3 Month SOFR + 5.00%), due 12/31/26	711,096	648,875
USD PIK Holdco Term Loan
12.674% (6.90% PIK) (3 Month SOFR + 0.362%), due 12/31/27 (e)	346,742	251,821
Second Lien USD PIK Holdco Term Loan
12.674% (6.90% PIK) (3 Month SOFR + 0.362%), due 12/31/27 (e)	462,398	46,240
Graham Packaging Co., Inc.
2021 Initial Term Loan
8.47% (1 Month SOFR + 3.00%), due 8/4/27 (b)	3,184,160	3,186,303
Mauser Packaging Solutions Holding Co.
Initial Term Loan
9.343% (1 Month SOFR + 4.00%), due 8/14/26 (b)	182,417	182,898
	Principal Amount	Value

Containers, Packaging & Glass (continued)
Pactiv Evergreen, Inc. (b)
Tranche U.S. Term Loan B2
8.72% (1 Month SOFR + 3.25%), due 2/5/26	$ 622,200	$ 624,088
Tranche U.S. Term Loan B3
8.72% (1 Month SOFR + 3.25%), due 9/24/28	487,500	488,442
Pretium PKG Holdings, Inc. (b)
Second Lien Initial Term Loan 12.186% - 12.194%
(1 Month SOFR + 6.75%), due 10/1/29 (c)	750,000	289,375
First Lien Third Amendment Tranche Initial Term Loan A1
9.995% (3 Month SOFR + 4.60%), due 10/2/28	1,581,746	1,233,762
First Lien Third Amendment Tranche Term Loan A
10.395% (3 Month SOFR + 5.00%), due 10/2/28	423,485	413,956
ProAmpac PG Borrower LLC
2023-1 Term Loan 9.868% - 9.887%
(3 Month SOFR + 4.50%), due 9/15/28 (b)	1,666,667	1,666,667
Reynolds Consumer Products LLC
Initial Term Loan
7.206% (1 Month SOFR + 1.75%), due 2/4/27 (b)	1,117,917	1,119,060
RLG Holdings LLC
First Lien Closing Date Initial Term Loan
9.72% (1 Month SOFR + 4.25%), due 7/7/28 (b)	784,000	735,163
Trident TPI Holdings, Inc. (b)
Tranche Initial Term Loan B3
9.61% (3 Month SOFR + 4.00%), due 9/15/28	503,051	501,291
Tranche Initial Term Loan B5
9.848% (3 Month SOFR + 4.50%), due 9/15/28	2,658,595	2,658,595
Tranche Initial Term Loan B4
10.598% (3 Month SOFR + 5.25%), due 9/15/28	396,000	396,742
		25,616,960
Diversified/Conglomerate Manufacturing 2.2%
Allied Universal Holdco LLC
Initial U.S. Dollar Term Loan
9.206% (1 Month SOFR + 3.75%), due 5/12/28 (b)	4,218,690	4,185,071
Filtration Group Corp. (b)
2021 Incremental Term Loan
8.97% (1 Month SOFR + 3.50%), due 10/21/28	782,000	782,760
2023 Extended Dollar Term Loan
9.72% (1 Month SOFR + 4.25%), due 10/21/28	2,713,808	2,724,549
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Loan Assignments (continued)
Diversified/Conglomerate Manufacturing (continued)
Gardner Denver, Inc.
2020 GDI Tranche Dollar Term Loan B2
7.206% (1 Month SOFR + 1.75%), due 3/1/27 (b)	$ 1,938,231	$ 1,941,866
GYP Holdings III Corp.
First Lien 2023 Refinancing Term Loan
8.356% (1 Month SOFR + 3.00%), due 5/12/30 (b)	1,367,027	1,370,444
Ingersoll-Rand Services Co.
2020 Spinco Tranche Dollar Term Loan B1
7.206% (1 Month SOFR + 1.75%), due 3/1/27 (b)	159,843	160,143
Iron Mountain Information Management LLC
Incremental Term Loan B
7.22% (1 Month LIBOR + 1.75%), due 1/2/26 (b)	1,767,188	1,763,874
LTI Holdings, Inc. (b)
First Lien Initial Term Loan
8.97% (1 Month SOFR + 3.50%), due 9/6/25	1,041,014	1,002,627
First Lien First Amendment Additional Term Loan
10.22% (1 Month SOFR + 4.75%), due 7/24/26	983,412	949,812
QUIKRETE Holdings, Inc. (b)
First Lien Initial Term Loan
8.095% (1 Month SOFR + 2.625%), due 2/1/27	2,243,321	2,248,088
First Lien Fourth Amendment Term Loan
8.22% (1 Month SOFR + 2.75%), due 3/19/29	1,473,750	1,477,987
Red Ventures LLC
First Lien Term Loan B4
8.356% (1 Month SOFR + 3.00%), due 3/3/30 (b)	533,845	531,843
		19,139,064
Diversified/Conglomerate Service 1.8%
Applied Systems, Inc. (b)
First Lien 2026 Term Loan
9.848% (3 Month SOFR + 4.50%), due 9/18/26	2,517,175	2,525,716
Second Lien 2021 Term Loan
12.098% (3 Month SOFR + 6.75%), due 9/17/27	445,140	447,087
Blackhawk Network Holdings, Inc.
First Lien Term Loan
8.138% (3 Month SOFR + 2.75%), due 6/15/25 (b)	1,916,723	1,913,527
Brightview Landscapes LLC
2022 Initial Term Loan
8.383% (3 Month SOFR + 3.00%), due 4/20/29 (b)	666,321	666,113
	Principal Amount	Value

Diversified/Conglomerate Service (continued)
Element Materials Technology Group U.S. Holdings, Inc. (b)
First Lien Delayed Draw Term Loan B
9.698% (3 Month SOFR + 4.25%), due 6/22/29	$ 218,842	$ 216,289
Initial Delayed Draw Term Loan
9.698% (3 Month SOFR + 4.25%), due 7/6/29	474,158	468,626
Genesys Cloud Services Holdings I LLC
2020 Initial Dollar Term Loan
9.47% (1 Month SOFR + 4.00%), due 12/1/27 (b)	2,389,718	2,396,813
MKS Instruments, Inc.
2023-1 Dollar Term Loan B
7.841% (1 Month SOFR + 2.50%), due 8/17/29 (b)	3,305,638	3,307,998
TruGreen LP
First Lien Second Refinancing Term Loan
9.456% (1 Month SOFR + 4.00%), due 11/2/27 (b)	2,651,329	2,558,533
Verscend Holding Corp.
Term Loan B1
9.47% (1 Month SOFR + 4.00%), due 8/27/25 (b)	1,030,673	1,030,190
		15,530,892
Ecological 0.1%
GFL Environmental, Inc.
2023 Refinancing Term Loan A
7.912% (3 Month SOFR + 2.50%), due 5/31/27 (b)	1,136,545	1,139,387
Electronics 5.8%
Camelot U.S. Acquisition LLC (b)
Initial Term Loan
8.47% (1 Month SOFR + 3.00%), due 10/30/26	1,445,433	1,446,517
Amendment No. 2 Incremental Term Loan
8.47% (1 Month SOFR + 3.00%), due 10/30/26	964,687	964,515
Castle U.S. Holding Corp. (b)
Initial Dollar Term Loan
9.40% (3 Month SOFR + 3.75%), due 1/29/27	348,803	244,423
Dollar Term Loan B2
9.65% (3 Month SOFR + 4.00%), due 1/29/27	2,442,708	1,697,682
Commscope, Inc.
Initial Term Loan
8.72% (1 Month SOFR + 3.25%), due 4/6/26 (b)	4,128,019	3,677,375

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Electronics (continued)
CoreLogic, Inc.
First Lien Initial Term Loan
8.97% (1 Month SOFR + 3.50%), due 6/2/28 (b)	$ 4,398,750	$ 4,267,887
DCert Buyer, Inc.
First Lien Initial Term Loan
9.356% (1 Month SOFR + 4.00%), due 10/16/26 (b)	2,409,887	2,384,657
ECi Macola/MAX Holding LLC
First Lien Initial Term Loan
9.36% (3 Month SOFR + 3.75%), due 11/9/27 (b)	1,940,000	1,938,060
Epicor Software Corp. (b)
Term Loan C
8.72% (1 Month SOFR + 3.25%), due 7/30/27	3,001,380	3,009,225
Term Loan D
9.106% (1 Month SOFR + 3.75%), due 7/30/27	1,250,000	1,260,312
Flexera Software LLC
First Lien Term Loan B1
9.22% (1 Month SOFR + 3.75%), due 3/3/28 (b)	2,322,758	2,318,693
Gainwell Acquisition Corp.
First Lien Term Loan B
9.448% (3 Month SOFR + 4.00%), due 10/1/27 (b)	1,500,322	1,455,313
Go Daddy Operating Co. LLC
Amendment No. 6 Term Loan
7.856% (1 Month SOFR + 2.50%), due 11/9/29 (b)	1,150,102	1,153,080
Helios Software Holdings, Inc.
2021 Initial Dollar Term Loan
9.248% (3 Month SOFR + 3.75%), due 3/11/28 (b)	350,752	349,612
ION Trading Finance Ltd.
2021 Initial Dollar Term Loan
10.198% (3 Month SOFR + 4.75%), due 4/1/28 (b)	975,000	974,391
MH Sub I LLC
First Lien 2023 May Incremental Term Loan
9.606% (1 Month SOFR + 4.25%), due 5/3/28 (b)	3,506,594	3,442,161
Project Alpha Intermediate Holding, Inc.
Initial Term Loan
10.106% (1 Month SOFR + 4.75%), due 10/28/30 (b)	3,500,000	3,516,408
Proofpoint, Inc.
First Lien Initial Term Loan
8.72% (1 Month SOFR + 3.25%), due 8/31/28 (b)	2,450,000	2,448,050
	Principal Amount	Value

Electronics (continued)
Rocket Software, Inc.
Extended Dollar Term Loan
10.106% (1 Month SOFR + 4.75%), due 11/28/28 (b)	$ 2,319,936	$ 2,275,147
Sharp Services LLC (b)
First Lien Initial Term Loan
9.448% (3 Month SOFR + 4.00%), due 12/31/28	1,768,500	1,770,711
First Lien Tranche Term Loan B
9.848% (3 Month SOFR + 4.50%), due 12/31/28	1,000,000	1,000,000
Sophos Holdings LLC
First Lien Dollar Tranche Term Loan
8.974% (1 Month SOFR + 3.50%), due 3/5/27 (b)	1,979,742	1,982,492
SS&C Technologies Holdings, Inc. (b)
Term Loan B3
7.22% (1 Month SOFR + 1.75%), due 4/16/25	506,960	507,033
Term Loan B4
7.22% (1 Month SOFR + 1.75%), due 4/16/25	478,683	478,897
Term Loan B5
7.22% (1 Month SOFR + 1.75%), due 4/16/25	1,761,861	1,762,963
Vertiv Group Corp.
Term Loan B1
7.974% (1 Month SOFR + 2.50%), due 3/2/27 (b)	1,925,586	1,931,845
VS Buyer LLC
Initial Term Loan
8.706% (1 Month SOFR + 3.25%), due 2/28/27 (b)	962,500	963,703
WEX, Inc.
Term Loan B
7.72% (1 Month SOFR + 2.25%), due 3/31/28 (b)	972,500	974,526
		50,195,678
Energy (Electricity) 0.5%
Covanta Holding Corp. (b)
Initial Term Loan B
7.856% (1 Month SOFR + 2.50%), due 11/30/28	548,420	547,636
Initial Term Loan C
7.856% (1 Month SOFR + 2.50%), due 11/30/28	41,812	41,752
2023 Incremental Term Loan B
8.36% (1 Month SOFR + 3.00%), due 11/30/28	3,711,628	3,713,176
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Loan Assignments (continued)
Energy (Electricity) (continued)
Covanta Holding Corp. (b) (continued)
2023 Incremental Term Loan C
8.36% (1 Month SOFR + 3.00%), due 11/30/28	$ 279,069	$ 279,186
		4,581,750
Entertainment 1.3%
Alterra Mountain Co.
Term Loan B2
8.97% (1 Month SOFR + 3.50%), due 8/17/28 (b)	2,337,669	2,339,130
Fertitta Entertainment LLC
Initial Term Loan B
9.356% (1 Month SOFR + 4.00%), due 1/27/29 (b)	4,180,550	4,178,857
Formula One Management Ltd.
First Lien Facility Term Loan B
7.598% (3 Month SOFR + 2.25%), due 1/15/30 (b)	861,538	862,884
J&J Ventures Gaming LLC
Initial Term Loan
9.61% (3 Month SOFR + 4.00%), due 4/26/28 (b)	3,910,000	3,868,456
		11,249,327
Finance 6.2%
AAdvantage Loyality IP Ltd.
Initial Term Loan
10.427% (3 Month SOFR + 4.75%), due 4/20/28 (b)	3,060,000	3,142,238
Acuris Finance U.S., Inc.
Initial Dollar Term Loan
9.498% (3 Month SOFR + 4.00%), due 2/16/28 (b)	2,269,531	2,264,566
ADMI Corp. (b)
Amendment No.4 Refinancing Term Loan
8.845% (1 Month SOFR + 3.375%), due 12/23/27	1,462,500	1,373,532
Amendment No. 5 Incremental Term Loan
9.22% (1 Month SOFR + 3.75%), due 12/23/27	735,000	695,187
Ahlstrom-Munksjo Holding 3 Oy
USD Facility Term Loan B
9.61% (3 Month SOFR + 4.00%), due 2/4/28 (b)	780,223	776,322
AlixPartners LLP
Initial Dollar Term Loan
8.22% (1 Month SOFR + 2.75%), due 2/4/28 (b)	1,458,749	1,461,484
	Principal Amount	Value

Finance (continued)
Blackstone Mortgage Trust, Inc.
Term Loan B4
8.856% (1 Month SOFR + 3.50%), due 5/9/29 (b)	$ 313,948	$ 310,023
Blue Tree Holdings, Inc.
Term Loan
8.11% (3 Month SOFR + 2.50%), due 3/4/28 (b)	486,250	482,603
Boxer Parent Co., Inc.
USD Term Loan
TBD, due 12/2/28	3,220,631	3,242,170
Covia Holdings LLC
Initial Term Loan
9.676% (3 Month SOFR + 4.00%), due 7/31/26 (b)	709,736	703,881
CPC Acquisition Corp.
First Lien Initial Term Loan
9.36% (3 Month SOFR + 3.75%), due 12/29/27 (b)	1,738,715	1,393,145
Deerfield Dakota Holding LLC
First Lien Initial Dollar Term Loan
9.098% (3 Month SOFR + 3.75%), due 4/9/27 (b)	1,459,872	1,446,186
Endurance International Group Holdings, Inc.
Initial Term Loan
9.422% (6 Month SOFR + 3.50%), due 2/10/28 (b)	3,806,941	3,715,339
GTCR W. Merger Sub LLC
USD Term Loan B
TBD, due 9/20/30	5,000,000	5,010,050
LBM Acquisition LLC
First Lien Initial Term Loan
9.206% (1 Month SOFR + 3.75%), due 12/17/27 (b)	834,581	824,496
LSF11 Trinity Bidco, Inc.
Term Loan
9.358% (1 Month SOFR + 4.00%), due 6/14/30 (b)	3,687,054	3,705,489
Minimax Viking GmbH
Facility Term Loan B1D
8.22% (1 Month SOFR + 2.75%), due 7/31/28 (b)	2,128,162	2,132,152
Onex TSG Intermediate Corp.
Initial Term Loan
10.395% (3 Month SOFR + 4.75%), due 2/28/28 (b)	975,000	955,500
Park River Holdings, Inc.
First Lien Initial Term Loan
8.907% (3 Month SOFR + 3.25%), due 12/28/27 (b)	1,299,981	1,265,044

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Finance (continued)
Peraton Corp.
First Lien Term Loan B
9.206% (1 Month SOFR + 3.75%), due 2/1/28 (b)	$ 3,351,675	$ 3,355,027
Pluto Acquisition I, Inc.
First Lien 2021 Term Loan
9.65% (3 Month SOFR + 4.00%), due 6/22/26 (b)	2,047,500	1,576,575
Potters Industries LLC
Initial Term Loan
9.448% (3 Month SOFR + 4.00%), due 12/14/27 (b)	778,000	779,621
RealPage, Inc.
First Lien Initial Term Loan
8.47% (1 Month SOFR + 3.00%), due 4/24/28 (b)	2,330,210	2,312,316
RealTruck Group, Inc.
Initial Term Loan
8.97% (1 Month SOFR + 3.50%), due 1/31/28 (b)	1,050,300	1,035,531
Triton Water Holdings, Inc.
First Lien Initial Term Loan
8.86% (3 Month SOFR + 3.25%), due 3/31/28 (b)	2,161,753	2,139,234
WCG Purchaser Corp.
First Lien Initial Term Loan
9.47% (1 Month SOFR + 4.00%), due 1/8/27 (b)	2,215,114	2,217,882
WildBrain Ltd.
Initial Term Loan
9.713% (1 Month SOFR + 4.25%), due 3/24/28 (b)	3,544,762	3,438,420
WIN Waste Innovations Holdings, Inc.
Initial Term Loan
8.22% (1 Month SOFR + 2.75%), due 3/24/28 (b)	2,184,000	2,047,500
		53,801,513
Healthcare 1.6%
AHP Health Partners, Inc.
Initial Term Loan
8.97% (1 Month SOFR + 3.50%), due 8/24/28 (b)	1,332,794	1,335,710
Chariot Buyer LLC
First Lien Initial Term Loan
8.706% (1 Month SOFR + 3.25%), due 11/3/28 (b)	4,704,000	4,687,202
CHG Healthcare Services, Inc.
First Lien Initial Term Loan
8.72% (1 Month SOFR + 3.25%), due 9/29/28 (b)	1,270,750	1,271,103
	Principal Amount	Value

Healthcare (continued)
ICU Medical, Inc.
Tranche Term Loan B
7.998% (3 Month SOFR + 2.50%), due 1/8/29 (b)	$ 836,981	$ 834,628
LSCS Holdings, Inc.
First Lien Initial Term Loan
9.97% (1 Month SOFR + 4.50%), due 12/16/28 (b)	686,000	674,852
Medical Solutions Holdings, Inc.
First Lien Initial Term Loan
8.706% (1 Month SOFR + 3.25%), due 11/1/28 (b)	505,699	464,990
Medline Borrower LP
Initial Dollar Term Loan
8.47% (1 Month SOFR + 3.00%), due 10/23/28 (b)	3,053,174	3,062,716
U.S. Anesthesia Partners, Inc.
First Lien Initial Term Loan
9.707% (1 Month SOFR + 4.25%), due 10/1/28 (b)	1,930,140	1,759,874
		14,091,075
Healthcare & Pharmaceuticals 0.9%
Bausch & Lomb Corp.
Initial Term Loan
8.71% (1 Month SOFR + 3.25%), due 5/10/27 (b)	1,975,000	1,949,696
Bausch Health Cos., Inc.
Second Amendment Term Loan
10.706% (1 Month SOFR + 5.25%), due 2/1/27 (b)	1,387,500	1,126,477
Embecta Corp.
First Lien Initial Term Loan
8.356% (1 Month SOFR + 3.00%), due 3/30/29 (b)	1,103,685	1,081,784
Envision Healthcare Corp. (c)(f)
Second Out Term Loan
TBD, due 3/31/27 (d)	1,064,041	159,606
2018 Third Out Term Loan
TBD, due 3/31/27	499,477	2,497
Owens & Minor, Inc.
Term Loan B1 9.198% - 9.206%
(1 Month SOFR + 3.75%, 3 Month SOFR + 3.75%), due 3/29/29 (b)	861,667	862,026
Pediatric Associates Holding Co. LLC
Amendment No. 1 Incremental Term Loan
8.72% (1 Month SOFR + 3.25%), due 12/29/28 (b)	1,572,948	1,517,895
Physician Partners LLC
Initial Term Loan
9.533% (3 Month SOFR + 4.00%), due 12/23/28 (b)	1,105,312	1,041,757
		7,741,738
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Loan Assignments (continued)
Healthcare, Education & Childcare 4.2%
Agiliti Health, Inc.
Term Loan
8.395% (3 Month SOFR + 3.00%), due 5/1/30 (b)	$ 3,748,812	$ 3,744,126
Amneal Pharmaceuticals LLC
Initial Term Loan
10.856% (1 Month SOFR + 5.50%), due 5/4/28 (b)	3,086,157	3,029,579
athenahealth Group, Inc.
Initial Term Loan
8.606% (1 Month SOFR + 3.25%), due 2/15/29 (b)	4,390,570	4,370,449
Auris Luxembourg III SARL
Facility Term Loan B2 9.598% - 9.619%
(6 Month SOFR + 3.75%), due 2/27/26 (b)	1,126,292	1,112,213
Carestream Dental Technology Parent Ltd. (b)
First Lien Initial Term Loan
8.86% (3 Month LIBOR + 3.25%), due 9/1/24	689,648	562,063
First Lien Tranche Term Loan B
9.948% (3 Month SOFR + 4.50%), due 9/1/24	229,335	189,201
Carestream Health, Inc.
Term Loan
12.948% (3 Month SOFR + 7.50%), due 9/30/27 (b)	1,716,005	1,321,324
Ecovyst Catalyst Technologies LLC
Initial Term Loan
7.983% (3 Month SOFR + 2.50%), due 6/9/28 (b)	1,755,000	1,755,626
Elanco Animal Health, Inc.
Term Loan
7.193% (1 Month SOFR + 1.75%), due 8/1/27 (b)	1,436,456	1,424,051
FC Compassus LLC
Term Loan B1
9.895% (3 Month SOFR + 4.25%), due 12/31/26 (b)(c)	2,009,719	1,967,850
Grifols Worldwide Operations Ltd.
Dollar Tranche Term Loan B
7.538% (3 Month SOFR + 2.00%), due 11/15/27 (b)	923,152	921,854
Insulet Corp.
Term Loan B
8.72% (1 Month SOFR + 3.25%), due 5/4/28 (b)	1,859,924	1,865,154
Journey Personal Care Corp.
Initial Term Loan
9.72% (3 Month LIBOR + 4.25%), due 3/1/28 (b)	977,500	962,023
	Principal Amount	Value

Healthcare, Education & Childcare (continued)
Mallinckrodt International Finance SA
Second Out Term Loan
14.865% (1 Month SOFR + 9.50%), due 11/14/28 (b)	$ 444,788	$ 476,480
National Mentor Holdings, Inc. (b)
First Lien Initial Term Loan 9.198% - 9.206%
(1 Month SOFR + 3.75%, 3 Month SOFR + 3.75%), due 3/2/28	1,534,644	1,377,891
First Lien Initial Term Loan C
9.198% (3 Month SOFR + 3.75%), due 3/2/28	49,563	44,500
Organon & Co.
Dollar Term Loan
8.472% (1 Month SOFR + 3.00%), due 6/2/28 (b)	2,326,377	2,329,285
Petco Health and Wellness Co., Inc.
First Lien Initial Term Loan
8.86% (3 Month SOFR + 3.25%), due 3/3/28 (b)	1,876,765	1,772,662
Raptor Acquisition Corp.
First Lien Term Loan B
9.633% (3 Month SOFR + 4.00%), due 11/1/26 (b)	1,231,250	1,234,712
Select Medical Corp.
Tranche Term Loan B1
8.356% (1 Month SOFR + 3.00%), due 3/6/27 (b)	2,038,149	2,036,238
Sound Inpatient Physicians, Inc.
First Lien Initial Term Loan
8.645% (3 Month SOFR + 3.00%), due 6/27/25 (b)(c)	472,500	143,286
Sunshine Luxembourg VII SARL
Facility Term Loan B3
8.948% (3 Month SOFR + 3.50%), due 10/1/26 (b)	3,355,560	3,370,241
		36,010,808
High Tech Industries 2.7%
Altar BidCo, Inc.
First Lien Initial Term Loan 8.262% - 8.313%
(1 Year SOFR + 3.10%), due 2/1/29 (b)	1,846,875	1,840,873
AP Gaming I LLC
Term Loan B
9.456% (1 Month SOFR + 4.00%), due 2/15/29 (b)	2,865,625	2,870,101
Central Parent LLC
First Lien 2023 Refinancing Term Loan
9.348% (3 Month SOFR + 4.00%), due 7/6/29 (b)	1,000,000	1,003,269

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
High Tech Industries (continued)
Hanesbands, Inc.
Tranche Initial Term Loan B
9.106% (1 Month SOFR + 3.75%), due 3/8/30 (b)	$ 1,488,750	$ 1,485,028
NAB Holdings LLC
Initial Term Loan
8.248% (3 Month SOFR + 2.75%), due 11/23/28 (b)	1,764,000	1,765,469
Nielsen Consumer, Inc.
Fifth Amendment Dollar Incremental Term Loan
11.606% (1 Month SOFR + 6.25%), due 3/6/28 (b)	1,658,333	1,618,948
Open Text Corp.
2023 Replacement Term Loan
8.206% (1 Month SOFR + 2.75%), due 1/31/30 (b)	3,876,318	3,877,702
Scientific Games Holdings LP
First Lien Initial Dollar Term Loan
8.664% (3 Month SOFR + 3.25%), due 4/4/29 (b)	1,709,135	1,707,236
Star Parent, Inc.
Term Loan
9.348% (3 Month SOFR + 4.00%), due 9/27/30 (b)	4,500,000	4,458,375
Trans Union LLC
2021 Incremental Term Loan B6
7.72% (1 Month SOFR + 2.25%), due 12/1/28 (b)	2,502,851	2,509,109
		23,136,110
Hotel, Gaming & Leisure 0.3%
Flutter Entertainment plc
2028 Third Amendment Term Loan B
8.902% (3 Month SOFR + 3.25%), due 7/22/28 (b)	897,281	898,902
Hilton Domestic Operating Co., Inc.
Term Loan B4
7.457% (1 Month SOFR + 2.00%), due 11/8/30 (b)	235,804	236,393
Ontario Gaming GTA LP
First Lien Term Loan B
9.598% (3 Month SOFR + 4.25%), due 8/1/30 (b)	1,000,000	1,003,281
		2,138,576
Hotels, Motels, Inns & Gaming 3.6%
Aimbridge Acquisition Co., Inc.
First Lien 2019 Initial Term Loan
9.22% (1 Month SOFR + 3.75%), due 2/2/26 (b)	1,398,900	1,300,103
	Principal Amount	Value

Hotels, Motels, Inns & Gaming (continued)
Caesars Entertainment, Inc.
2023 Incremental Term Loan B
8.706% (1 Month SOFR + 3.25%), due 2/6/30 (b)	$ 2,084,250	$ 2,087,973
Entain plc (b)
USD Facility Term Loan B
7.948% (3 Month SOFR + 2.50%), due 3/29/27	1,253,571	1,255,138
USD Facility Term Loan B2
8.948% (3 Month SOFR + 3.50%), due 10/31/29	1,584,009	1,585,197
Everi Holdings, Inc.
Term Loan B
7.97% (1 Month SOFR + 2.50%), due 8/3/28 (b)	1,440,881	1,444,033
Four Seasons Holdings, Inc.
First Lien 2023 Repricing Term Loan
7.956% (1 Month SOFR + 2.50%), due 11/30/29 (b)	1,413,583	1,417,470
Golden Entertainment, Inc.
First Lien 2023 Refinancing Term Loan B1
8.206% (1 Month SOFR + 2.75%), due 5/28/30 (b)	870,625	869,537
Light & Wonder International, Inc.
Initial Term Loan B
8.465% (1 Month SOFR + 3.00%), due 4/14/29 (b)	3,693,750	3,698,367
Oceankey U.S. II Corp.
Initial Term Loan
8.956% (1 Month SOFR + 3.50%), due 12/15/28 (b)	1,972,424	1,925,579
PCI Gaming Authority
Facility Term Loan B
7.97% (1 Month SOFR + 2.50%), due 5/29/26 (b)	2,449,126	2,455,249
Penn Entertainment, Inc.
Facility Term Loan B
8.205% (1 Month SOFR + 2.75%), due 5/3/29 (b)	492,500	492,993
Station Casinos LLC
Facility Term Loan B1
7.706% (1 Month SOFR + 2.25%), due 2/8/27 (b)	1,597,891	1,599,177
Travel + Leisure Co.
Term Loan B
TBD, due 12/14/29	1,500,000	1,501,875
Term Loan B
7.895% (3 Month SOFR + 2.25%), due 5/30/25 (b)	1,907,179	1,909,563
UFC Holdings LLC
First Lien Term Loan B3
8.399% (3 Month SOFR + 2.75%), due 4/29/26 (b)	3,971,682	3,980,122
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Loan Assignments (continued)
Hotels, Motels, Inns & Gaming (continued)
Whatabrands LLC
Initial Term Loan B
8.47% (1 Month SOFR + 3.00%), due 8/3/28 (b)	$ 1,960,000	$ 1,958,775
Wyndham Hotels & Resorts, Inc.
2023 Term Loan B
7.706% (1 Month SOFR + 2.25%), due 5/24/30 (b)	1,783,939	1,787,385
		31,268,536
Insurance 4.1%
Acrisure LLC (b)
First Lien 2020 Term Loan
9.15% (3 Month LIBOR + 3.50%), due 2/15/27	1,953,387	1,946,412
First Lien 2021-2 Additional Term Loan
9.90% (3 Month LIBOR + 4.25%), due 2/15/27	1,029,000	1,029,857
Alliant Holdings Intermediate LLC
New Term Loan B6
8.865% (1 Month SOFR + 3.50%), due 11/6/30 (b)	1,606,088	1,611,665
AmWINS Group, Inc.
February 2023 Incremental Term Loan
TBD, due 2/19/28	3,465,000	3,470,568
Term Loan
7.72% (1 Month SOFR + 2.25%), due 2/19/28 (b)	1,940,029	1,940,029
AssuredPartners, Inc. (b)
2020 February Refinancing Term Loan
8.97% (1 Month SOFR + 3.50%), due 2/12/27	3,092,654	3,096,520
2023 Term Loan
9.22% (1 Month SOFR + 3.75%), due 2/12/27	395,010	396,096
Asurion LLC (b)
New Term Loan B8
8.72% (1 Month SOFR + 3.25%), due 12/23/26	970,000	966,882
New Term Loan B9
8.72% (1 Month SOFR + 3.25%), due 7/31/27	486,250	482,082
New Term Loan B11
9.706% (1 Month SOFR + 4.25%), due 8/19/28	1,413,902	1,407,539
Second Lien New Term Loan B3
10.72% (1 Month SOFR + 5.25%), due 1/31/28	300,000	285,000
Second Lien New Term Loan B4
10.72% (1 Month SOFR + 5.25%), due 1/20/29	2,500,000	2,353,573
	Principal Amount	Value

Insurance (continued)
Broadstreet Partners, Inc. (b)
2020 Initial Term Loan
8.47% (1 Month SOFR + 3.00%), due 1/27/27	$ 2,464,341	$ 2,461,839
Tranche Term Loan B2
8.72% (1 Month SOFR + 3.25%), due 1/27/27	684,250	683,573
Initial Term Loan B
9.098% (1 Month SOFR + 3.75%), due 1/27/29	498,750	499,339
Hub International Ltd. (b)
2022 Incremental Term Loan
9.369% (3 Month SOFR + 4.00%), due 11/10/29	356,400	357,551
2023 Refinancing Term Loan
9.662% (3 Month SOFR + 4.25%), due 6/20/30	2,394,000	2,403,476
NFP Corp.
Closing Date Term Loan
8.72% (1 Month SOFR + 3.25%), due 2/16/27 (b)	1,890,016	1,898,678
Ryan Specialty Group LLC
Initial Term Loan
8.456% (1 Month SOFR + 3.00%), due 9/1/27 (b)	967,500	965,686
Sedgwick Claims Management Services, Inc.
2023 Term Loan
9.106% (1 Month SOFR + 3.75%), due 2/24/28 (b)	3,830,894	3,840,471
USI, Inc.
Term Loan
8.348%, due 11/22/29	2,821,500	2,826,204
		34,923,040
Leisure, Amusement, Motion Pictures & Entertainment 1.3%
Bombardier Recreational Products, Inc.
2023 Replacement Term Loan
8.106% (1 Month SOFR + 2.75%), due 12/13/29 (b)	$ 2,962,613	2,960,761
Creative Artists Agency LLC
Term Loan B
8.856% (1 Month SOFR + 3.50%), due 11/27/28 (b)	3,374,509	3,385,756
Lions Gate Capital Holdings LLC
Term Loan B
7.706% (1 Month SOFR + 2.25%), due 3/24/25 (b)	988,228	984,699
Marriott Ownership Resorts, Inc.
2019 Refinancing Term Loan
7.206% (1 Month SOFR + 1.75%), due 8/29/25 (b)	1,313,765	1,313,436

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Leisure, Amusement, Motion Pictures & Entertainment (continued)
William Morris Endeavor Entertainment LLC (IMG Worldwide Holdings LLC)
First Lien Term Loan B1
8.22% (1 Month SOFR + 2.75%), due 5/18/25 (b)	$ 2,108,400	$ 2,107,346
		10,751,998
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.4%
Advanced Drainage Systems, Inc.
Initial Term Loan
7.693% (1 Month SOFR + 2.25%), due 7/31/26 (b)	452,143	455,421
Columbus McKinnon Corp.
Initial Term Loan
8.389% (3 Month SOFR + 2.75%), due 5/14/28 (b)	1,220,852	1,222,378
Husky Injection Molding Systems Ltd.
Initial Term Loan
8.47% (1 Month SOFR + 3.00%), due 3/28/25 (b)	1,767,183	1,764,154
		3,441,953
Manufacturing 3.0%
ASP Blade Holdings, Inc.
Initial Term Loan
9.61% (3 Month SOFR + 4.00%), due 10/13/28 (b)	1,471,765	1,310,177
Chart Industries, Inc.
Amendment No. 5 Term Loan
8.691% (1 Month SOFR + 3.25%), due 3/15/30 (b)	1,952,570	1,957,452
Coherent Corp.
Initial Term Loan B
8.22% (1 Month SOFR + 2.75%), due 7/2/29 (b)	2,438,292	2,442,357
CP Atlas Buyer, Inc.
Term Loan B
9.206% (1 Month SOFR + 3.75%), due 11/23/27 (b)	2,298,349	2,256,691
CPG International LLC
Closing Date Term Loan
7.956% (1 Month SOFR + 2.50%), due 4/28/29 (b)	1,234,375	1,233,758
EMRLD Borrower LP
Initial Term Loan B
8.356% (1 Month SOFR + 3.00%), due 5/31/30 (b)	6,193,766	6,207,039
FCG Acquisitions, Inc.
First Lien Initial Term Loan
9.22% (1 Month SOFR + 3.75%), due 3/31/28 (b)	1,469,940	1,469,205
	Principal Amount	Value

Manufacturing (continued)
LSF12 Badger Bidco LLC
Initial Term Loan
11.356% (1 Month SOFR + 6.00%), due 8/30/30 (b)	$ 1,250,000	$ 1,246,875
Madison IAQ LLC
Term Loan
8.721% (1 Month LIBOR + 3.25%), due 6/21/28 (b)	2,306,900	2,295,077
Pro Mach Group, Inc.
First Lien Closing Date Initial Term Loan
9.47% (1 Month SOFR + 4.00%), due 8/31/28 (b)	2,757,036	2,762,550
Standard Building Solutions, Inc.
Initial Term Loan
7.721% (1 Month SOFR + 2.25%), due 9/22/28 (b)	1,036,704	1,038,092
Summit Materials LLC
Incremental Cov-Lite Term Loan B
TBD, due 11/30/28	1,000,000	1,001,250
Zurn LLC
First Lien Term Loan B
7.47% (1 Month SOFR + 2.00%), due 10/4/28 (b)	742,398	744,975
		25,965,498
Media 1.8%
Apple Bidco LLC (b)
First Lien Initial Term Loan
8.22% (1 Month SOFR + 2.75%), due 9/22/28	2,322,600	2,317,518
First Lien Amendment No. 3 Term Loan
8.856% (1 Month SOFR + 3.50%), due 9/22/28	742,514	744,834
Cogeco Communications Finance LP
Incremental Term Loan
7.97% (1 Month SOFR + 2.50%), due 9/1/28 (b)	2,740,643	2,697,821
Diamond Sports Group LLC
Second Lien Term Loan
10.708% (1 Month SOFR + 5.25%), due 8/24/26 (b)(f)(g)	2,898,312	123,178
Directv Financing LLC
Closing Date Term Loan
10.65% (3 Month SOFR + 5.00%), due 8/2/27 (b)	2,427,535	2,429,962
Mission Broadcasting, Inc.
Term Loan B4
7.97% (1 Month SOFR + 2.50%), due 6/2/28 (b)	585,000	584,123
Radiate Holdco LLC
Amendment No. 6 Term Loan B
8.72% (1 Month SOFR + 3.25%), due 9/25/26 (b)	2,023,346	1,618,396
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Loan Assignments (continued)
Media (continued)
Sinclair Television Group, Inc.
Term Loan B4
9.206% (1 Month SOFR + 3.75%), due 4/21/29 (b)	$ 1,970,000	$ 1,598,777
Virgin Media Bristol LLC
Facility Term Loan Y
8.79% (6 Month SOFR + 3.25%), due 3/31/31 (b)	3,666,667	3,649,096
		15,763,705
Mining, Steel, Iron & Non-Precious Metals 1.4%
American Rock Salt Co. LLC
First Lien Initial Term Loan
9.47% (1 Month SOFR + 4.00%), due 6/9/28 (b)	1,225,714	1,152,171
Arsenal AIC Parent LLC
Term Loan B
9.856% (1 Month SOFR + 4.50%), due 8/18/30 (b)	1,710,000	1,714,275
Gates Global LLC (b)
Initial Dollar Term Loan B3
7.956% (1 Month SOFR + 2.50%), due 3/31/27	2,869,775	2,872,384
Initial Dollar Term Loan B4
8.356% (1 Month SOFR + 3.00%), due 11/16/29	1,975,000	1,979,937
MRC Global (U.S.), Inc.
2018 Refinancing Term Loan
8.47% (1 Month LIBOR + 3.00%), due 9/20/24 (b)	1,035,027	1,035,027
U.S. Silica Co.
Term Loan
10.106% (1 Month SOFR + 4.75%), due 3/25/30 (b)	2,896,614	2,898,062
		11,651,856
Oil & Gas 1.7%
Buckeye Partners LP (b)
2021 Tranche Term Loan B1
7.706% (1 Month SOFR + 2.25%), due 11/1/26	865,414	866,994
2023 Tranche Term Loan B2
7.856% (1 Month SOFR + 2.50%), due 11/22/30	458,333	459,479
ChampionX Corp.
Term Loan B2
8.206% (1 Month SOFR + 2.75%), due 6/7/29 (b)	1,485,028	1,488,741
DT Midstream, Inc.
Initial Term Loan
7.47% (1 Month SOFR + 2.00%), due 6/26/28 (b)	319,462	320,461
	Principal Amount	Value

Oil & Gas (continued)
Fleet Midco I Ltd.
Facility Term Loan B
8.47% (1 Month LIBOR + 3.00%), due 10/7/26 (b)	$ 1,196,875	$ 1,196,875
GIP III Stetson I LP
2023 Initial Term Loan
9.706% (1 Month SOFR + 4.25%), due 10/31/28 (b)	1,226,489	1,226,488
GIP Pilot Acquisition Partners LP
Initial Term Loan
8.388% (3 Month SOFR + 3.00%), due 10/4/30 (b)	1,363,636	1,363,636
Medallion Midland Acquisition LP
2023 Repricing Term Loan
8.864% (3 Month SOFR + 3.50%), due 10/18/28 (b)	1,559,819	1,563,719
Murphy Oil USA, Inc.
Tranche Term Loan B
7.205% (1 Month SOFR + 1.75%), due 1/31/28 (b)	$ 438,750	439,847
NorthRiver Midstream Finance LP
First Lien Initial Term Loan B
8.395% (3 Month SOFR + 3.00%), due 8/16/30 (b)	432,598	433,139
Oryx Midstream Services Permian Basin LLC
2023 Incremental Term Loan
8.71% (1 Month SOFR + 3.25%), due 10/5/28 (b)	1,960,157	1,963,097
Prairie ECI Acquiror LP
Initial Term Loan
10.206% (1 Month SOFR + 4.75%), due 3/11/26 (b)	1,182,320	1,182,185
TransMontaigne Operating Co. LP
Tranche Term Loan B
8.97% (1 Month SOFR + 3.50%), due 11/17/28 (b)	494,949	492,990
Traverse Midstream Partners LLC
Advance Term Loan
9.24% (3 Month SOFR + 3.75%), due 2/16/28 (b)	1,059,501	1,058,507
Veritas U.S., Inc.
Dollar 2021 Term Loan B
10.47% (1 Month SOFR + 5.00%), due 9/1/25 (b)	1,169,849	964,541
		15,020,699
Packaging 0.3%
LABL, Inc.
Initial Dollar Term Loan
10.456% (1 Month SOFR + 5.00%), due 10/29/28 (b)	1,470,000	1,406,974

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Packaging (continued)
Plastipak Holdings, Inc.
2021 Tranche Term Loan B
7.956% (1 Month SOFR + 2.50%), due 12/1/28 (b)	$ 950,588	$ 949,909
		2,356,883
Personal & Nondurable Consumer Products 1.5%
ABG Intermediate Holdings 2 LLC
First Lien Tranche Term Loan B1
8.956% (1 Month SOFR + 3.50%), due 12/21/28 (b)	2,839,275	2,848,148
Foundation Building Materials, Inc.
First Lien Initial Term Loan
8.895% (3 Month SOFR + 3.25%), due 1/31/28 (b)	1,721,098	1,712,850
Hunter Douglas Holding BV
Tranche Term Loan B1
8.88% (3 Month SOFR + 3.50%), due 2/26/29 (b)	2,955,000	2,941,147
Leslie's Poolmart, Inc.
Initial Term Loan
8.22% (1 Month SOFR + 2.75%), due 3/9/28 (b)	1,945,000	1,913,934
Michaels Cos., Inc. (The)
Term Loan B
9.86% (3 Month SOFR + 4.25%), due 4/15/28 (b)	3,120,000	2,589,600
Perrigo Co. plc
Initial Term Loan B
7.706% (1 Month SOFR + 2.25%), due 4/20/29 (b)	992,462	988,431
Prestige Brands, Inc.
Term Loan B5
7.47% (1 Month SOFR + 2.00%), due 7/3/28 (b)	315,000	315,731
		13,309,841
Personal & Nondurable Consumer Products (Manufacturing Only) 0.6%
American Builders & Contractors Supply Co., Inc.
Restatement Effective Date Term Loan
7.456% (1 Month SOFR + 2.00%), due 1/15/27 (b)	1,665,953	1,668,414
Hercules Achievement, Inc.
First Lien Third Amendment Extended Term Loan
10.47% (1 Month SOFR + 5.00%), due 12/15/26 (b)	1,881,088	1,868,156
SRAM LLC
Initial Term Loan 8.22% - 10.25%
(1 Month SOFR + 2.75%, 3 Month SOFR + 1.75%), due 5/18/28 (b)	1,990,909	1,987,590
		5,524,160
	Principal Amount	Value

Personal Transportation 0.1%
Uber Technologies, Inc.
2023 Refinancing Term Loan
8.135% (3 Month SOFR + 2.75%), due 3/3/30 (b)	$ 1,199,057	$ 1,201,388
Personal, Food & Miscellaneous Services 1.4%
1011778 B.C. Unlimited Liability Co.
Term Loan B5
7.606% (1 Month SOFR + 2.25%), due 9/23/30 (b)	2,110,185	2,109,432
Aramark Intermediate HoldCo Corp. (b)
U.S. Term Loan B5
7.97% (1 Month SOFR + 2.50%), due 4/6/28	1,402,972	1,402,847
U.S. Term Loan B6
7.97% (1 Month SOFR + 2.50%), due 6/22/30	1,430,788	1,432,354
Hayward Industries, Inc.
First Lien Refinancing Term Loan
8.22% (1 Month SOFR + 2.75%), due 5/30/28 (b)	1,737,634	1,734,593
Hillman Group, Inc. (The)
Initial Term Loan
8.22% (1 Month SOFR + 2.75%), due 7/14/28 (b)	486,431	486,778
IRB Holding Corp.
2022 Replacement Term Loan B
8.456% (1 Month SOFR + 3.00%), due 12/15/27 (b)	3,657,794	3,659,871
KFC Holding Co.
2021 Term Loan B
7.223% (1 Month SOFR + 1.75%), due 3/15/28 (b)	1,434,492	1,433,468
		12,259,343
Pharmaceuticals 0.1%
Padagis LLC
Term Loan B
10.434% (3 Month SOFR + 4.75%), due 7/6/28 (b)	1,129,412	1,089,882
Printing & Publishing 0.3%
Getty Images, Inc.
Initial Dollar Term Loan
9.948% (3 Month SOFR + 4.50%), due 2/19/26 (b)	931,631	934,542
Severin Acquisition LLC
First Lien Initial Term Loan
8.633% (3 Month SOFR + 3.25%), due 8/1/27 (b)	1,914,868	1,917,262
		2,851,804
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Loan Assignments (continued)
Real Estate 0.2%
RHP Hotel Properties LP
Tranche Term Loan B
8.106% (1 Month SOFR + 2.75%), due 5/18/30 (b)	$ 1,323,333	$ 1,323,885
Retail 0.4%
Great Outdoors Group LLC
Term Loan B2
9.22% (1 Month SOFR + 3.75%), due 3/6/28 (b)	3,795,539	3,792,149
Retail Store 0.7%
Harbor Freight Tools USA, Inc.
2021 Initial Term Loan
8.22% (1 Month SOFR + 2.75%), due 10/19/27 (b)	2,716,195	2,710,640
PetSmart LLC
Initial Term Loan
9.206% (1 Month SOFR + 3.75%), due 2/11/28 (b)	1,616,596	1,596,389
White Cap Supply Holdings LLC
Initial Closing Date Term Loan
9.106% (1 Month SOFR + 3.75%), due 10/19/27 (b)	1,942,875	1,946,518
		6,253,547
Services: Business 4.9%
Ascensus Group Holdings, Inc.
First Lien Initial Term Loan
8.97% (1 Month SOFR + 3.50%), due 8/2/28 (b)	4,097,811	4,086,288
Brown Group Holdings LLC (b)
Incremental Facility Term Loan B2 9.106% - 9.138%
(1 Month SOFR + 3.75%, 3 Month SOFR + 3.75%), due 7/2/29	1,032,988	1,035,755
Initial Term Loan
8.206% (1 Month SOFR + 2.75%), due 6/7/28	1,139,852	1,139,751
Charlotte Buyer, Inc.
First Lien Initial Term Loan B
10.607% (1 Month SOFR + 5.25%), due 2/11/28 (b)	1,460,667	1,465,361
ConnectWise LLC
Initial Term Loan
8.97% (1 Month SOFR + 3.50%), due 9/29/28 (b)	1,372,000	1,363,768
Dun & Bradstreet Corp. (The) (b)
Refinancing Term Loan
8.205% (1 Month SOFR + 2.75%), due 2/6/26	2,785,156	2,789,072
	Principal Amount	Value

Services: Business (continued)
Dun & Bradstreet Corp. (The) (b) (continued)
2022 Incremental Term Loan B2
8.355% (1 Month SOFR + 3.00%), due 1/18/29	$ 294,750	$ 295,241
Electron Bidco, Inc.
First Lien Initial Term Loan
8.47% (1 Month SOFR + 3.00%), due 11/1/28 (b)	3,607,425	3,612,497
Fortrea Holdings, Inc.
Initial Term Loan B
9.106% (1 Month SOFR + 3.75%), due 7/1/30 (b)	1,243,750	1,241,029
GIP II Blue Holding LP
Initial Term Loan
9.97% (1 Month SOFR + 4.50%), due 9/29/28 (b)	2,022,405	2,029,989
Hunter Holdco 3 Ltd.
First Lien Initial Dollar Term Loan
9.698% (3 Month SOFR + 4.25%), due 8/19/28 (b)	3,033,000	3,017,835
ICON plc (b)
Lux Term Loan
7.86% (3 Month SOFR + 2.25%), due 7/3/28	1,179,845	1,183,451
U.S. Term Loan
7.86% (3 Month SOFR + 2.25%), due 7/3/28	293,959	294,858
Mitchell International, Inc. (b)
First Lien Initial Term Loan
9.40% (3 Month SOFR + 3.75%), due 10/15/28	1,965,000	1,963,035
Second Lien Initial Term Loan
12.15% (3 Month SOFR + 6.50%), due 10/15/29	1,200,000	1,175,000
MPH Acquisition Holdings LLC
Initial Term Loan
9.90% (3 Month SOFR + 4.25%), due 9/1/28 (b)	2,443,750	2,347,310
Nielsen Consumer, Inc.
2021 Refinancing Dollar Term Loan
9.106% (1 Month SOFR + 3.75%), due 3/6/28 (b)	1,458,919	1,393,267
Orbit Private Holdings I Ltd.
First Lien Initial Dollar Term Loan
9.934% (6 Month SOFR + 4.50%), due 12/11/28 (b)	494,949	495,568
Parexel International, Inc.
First Lien Initial Term Loan
8.72% (1 Month SOFR + 3.25%), due 11/15/28 (b)	2,463,674	2,472,913

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Services: Business (continued)
PECF USS Intermediate Holding III Corp.
Initial Term Loan
9.895% (3 Month SOFR + 4.25%), due 12/15/28 (b)	$ 2,449,907	$ 1,895,615
Polaris Newco LLC
First Lien Dollar Term Loan
9.47% (1 Month SOFR + 4.00%), due 6/2/28 (b)	2,436,307	2,400,474
Project Boost Purchaser LLC
2021 Tranche Term Loan 2
8.97% (1 Month SOFR + 3.50%), due 5/30/26 (b)	1,132,765	1,131,821
Prometric Holdings, Inc.
First Lien Initial Term Loan
10.72% (1 Month SOFR + 5.25%), due 1/31/28 (b)	1,617,647	1,614,412
Ryan LLC
Closing Date Initial Term Loan
9.856% (1 Month SOFR + 4.50%), due 11/14/30 (b)	814,286	816,321
Vizient, Inc.
Term Loan B7
7.706% (1 Month SOFR + 2.25%), due 5/16/29 (b)	738,750	739,674
		42,000,305
Services: Consumer 0.1%
West Technology Group LLC
Term Loan B3
9.633% (3 Month SOFR + 4.00%), due 4/10/27 (b)	406,838	386,496
Software 3.6%
AppLovin Corp.
Amendment No. 6 New Term Loan
8.556% (1 Month SOFR + 3.10%), due 10/25/28 (b)	1,179,000	1,179,737
Cloud Software Group, Inc.
First Lien Dollar Term Loan B
9.948% (3 Month SOFR + 4.50%), due 3/30/29 (b)	2,086,723	2,039,771
Cloudera, Inc.
Delayed Term Loan
9.198% (1 Month SOFR + 3.75%), due 10/8/28 (b)	1,500,000	1,483,751
Cornerstone OnDemand, Inc.
First Lien Initial Term Loan
9.22% (1 Month SOFR + 3.75%), due 10/16/28 (b)	1,842,187	1,784,619
	Principal Amount	Value

Software (continued)
Gen Digital, Inc.
Tranche Initial Term Loan B
7.456% (1 Month SOFR + 2.00%), due 9/12/29 (b)	$ 3,911,841	$ 3,912,542
Informatica LLC
Initial Term Loan
8.22% (1 Month SOFR + 2.75%), due 10/27/28 (b)	1,915,776	1,918,170
ISolved, Inc.
Closing Date Term Loan
9.484% (6 Month SOFR + 4.00%), due 10/15/30 (b)	588,235	588,235
Magenta Buyer LLC
First Lien Initial Term Loan
10.645% (3 Month SOFR + 5.00%), due 7/27/28 (b)	686,000	476,770
McAfee Corp.
Tranche Term Loan B1
9.193% (1 Month SOFR + 3.75%), due 3/1/29 (b)	3,932,557	3,903,063
Mitnick Corp. Purchaser, Inc.
Initial Term Loan
9.983% (3 Month SOFR + 4.50%), due 5/2/29 (b)	1,975,000	1,862,672
Precisely Software, Inc.
First Lien Third Incremental Term Loan
9.64% (3 Month SOFR + 4.00%), due 4/24/28 (b)	1,629,167	1,611,518
Quartz AcquireCo LLC
Term Loan
8.856% (1 Month SOFR + 3.50%), due 6/28/30 (b)	1,246,875	1,249,992
Quest Software U.S. Holdins, Inc.
First Lien Initial Term Loan
9.783% (3 Month SOFR + 4.25%), due 2/1/29 (b)	2,777,344	2,122,932
Sophia LP
First Lien Term Loan B
8.956% (1 Month SOFR + 3.50%), due 10/7/27 (b)	666,325	667,158
Sovos Compliance LLC
First Lien Initial Term Loan
9.97% (1 Month SOFR + 4.50%), due 8/11/28 (b)	490,368	484,852
UKG, Inc. (b)
First Lien 2021-2 Incremental Term Loan
8.764% (3 Month SOFR + 3.25%), due 5/4/26	3,823,532	3,830,051
First Lien Initial Term Loan
9.233% (3 Month SOFR + 3.75%), due 5/4/26	1,675,625	1,679,115
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Loan Assignments (continued)
Software (continued)
UKG, Inc. (b) (continued)
Second Lien 2021 Incremental Term Loan
10.764% (3 Month SOFR + 5.25%), due 5/3/27	$ 200,000	$ 200,083
		30,995,031
Telecommunications 2.9%
Avaya, Inc.
Initial Term Loan
13.856% (7.00% PIK) (1 Month SOFR + 8.50%), due 8/1/28 (b)(e)	121,994	106,806
Azalea TopCo, Inc.
First Lien Initial Term Loan
8.97% (1 Month SOFR + 3.50%), due 7/24/26 (b)	2,393,750	2,366,820
Cablevision Lightpath LLC
Initial Term Loan
8.726% (1 Month SOFR + 3.25%), due 11/30/27 (b)	1,462,312	1,456,828
Connect Finco SARL
Amendement No.1 Refinancing Term Loan
8.856% (1 Month SOFR + 3.50%), due 12/11/26 (b)	3,879,495	3,876,803
CSC Holdings LLC
September 2019 Initial Term Loan
7.976% (1 Month LIBOR + 2.50%), due 4/15/27 (b)	3,561,852	3,361,497
Cyxtera DC Holdings, Inc. (b)
First Lien Initial Term Loan
10.50% (3 Month SOFR + 2.00%), due 5/1/24 (c)(g)	942,500	578,224
Initial Term Loan
13.974% (1 Month SOFR + 8.50%), due 1/5/24	1,064,353	1,065,018
Frontier Communications Holdings LLC
Term Loan B
9.22% (1 Month SOFR + 3.75%), due 10/8/27 (b)	2,090,875	2,060,557
Gogo Intermediate Holdings LLC
Initial Term Loan
9.22% (1 Month SOFR + 3.75%), due 4/30/28 (b)	2,513,305	2,514,652
Iridium Satellite LLC
Term Loan B3
7.856% (1 Month SOFR + 2.50%), due 9/20/30 (b)	500,000	500,938
Lumen Technologies, Inc.
Term Loan B
7.72% (1 Month SOFR + 2.25%), due 3/15/27 (b)	2,129,632	1,437,502
	Principal Amount	Value

Telecommunications (continued)
Redstone HoldCo 2 LP
First Lien Initial Term Loan
10.22% (1 Month SOFR + 4.75%), due 4/27/28 (b)	$ 915,766	$ 687,110
SBA Senior Finance II LLC
Initial Term Loan
7.21% (1 Month SOFR + 1.75%), due 4/11/25 (b)	1,734,695	1,736,382
Telesat Canada
Term Loan B5
8.40% (3 Month SOFR + 2.75%), due 12/7/26 (b)	1,220,447	780,069
Zayo Group Holdings, Inc.
Initial Dollar Term Loan
8.47% (1 Month SOFR + 3.00%), due 3/9/27 (b)	3,348,136	2,866,841
		25,396,047
Utilities 1.8%
Astoria Energy LLC
2020 Advance Term Loan B
8.97% (1 Month SOFR + 3.50%), due 12/10/27 (b)	622,732	624,202
Brookfield WEC Holdings, Inc. (b)
First Lien 2021 Initial Term Loan
8.22% (1 Month SOFR + 2.75%), due 8/1/25	1,861,861	1,865,451
Initial Term Loan
9.106% (1 Month SOFR + 3.75%), due 8/1/25	1,152,083	1,155,273
Calpine Corp.
2019 Term Loan
7.47% (1 Month SOFR + 2.00%), due 4/5/26 (b)	3,008,250	3,012,762
Constellation Renewables LLC
Term Loan
8.15% (3 Month SOFR + 2.50%), due 12/15/27 (b)	1,312,749	1,311,108
Edgewater Generation LLC
Term Loan
9.22% (1 Month SOFR + 3.75%), due 12/13/25 (b)	2,999,395	2,939,407
Granite Generation LLC
Term Loan
9.22% (1 Month SOFR + 3.75%), due 11/9/26 (b)	2,900,001	2,888,320
Hamilton Projects Acquiror LLC
Term Loan
9.97% (1 Month SOFR + 4.50%), due 6/17/27 (b)	1,926,861	1,932,366
		15,728,889

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Water 0.3%
Osmosis Buyer Ltd.
2022 Refinanciang Term Loan B
9.093% (1 Month SOFR + 3.75%), due 7/31/28 (b)	$ 2,364,000	$ 2,362,523
Total Loan Assignments (Cost $742,618,955)		729,390,866
Total Long-Term Bonds (Cost $802,337,473)		788,157,268

	Shares

Affiliated Investment Company 0.2%
Fixed Income Fund 0.2%
MainStay MacKay High Yield Corporate Bond Fund Class I	436,571	2,255,018
Total Affiliated Investment Company (Cost $2,445,688)		2,255,018
Common Stocks 0.1%
Automobile Components 0.0% ‡
Millennium Corporate Trust (c)(d)(h)	1,243	—
Millennium Industries Corp. (c)(d)(h)	1,324	—
		—
Communications Equipment 0.0% ‡
Avaya, Inc. (c)(h)	12,043	78,280
Financial Services 0.0% ‡
New Topco Shares, Class A (c)(d)(h)	405,109	—
Health Care Equipment & Supplies 0.0% ‡
Carestream Equity (c)(d)(h)	3,656	37
Health Care Providers & Services 0.0% ‡
Mallinckrodt International Corp. (c)(d)(h)	5,706	216,828
Household Durables 0.0% ‡
SSB Equipment Co., Inc. (c)(d)(h)	735	—
Independent Power and Renewable Electricity Producers 0.0% ‡
Sempra Texas Holdings Corp. (c)(d)(h)	94,456	—
Machinery 0.0% ‡
Ameriforge Group, Inc. (c)(d)(h)	45,694	44,323
Specialty Retail 0.0% ‡
Serta Simmons Bedding, Inc. (c)(h)	735	4,318
	Shares	Value

Technology Hardware, Storage & Peripherals 0.1%
Diebold Nixdorf, Inc. (h)	8,023	$ 232,266
Total Common Stocks (Cost $2,248,714)		576,052

	Number of Rights

Rights 0.0% ‡
Independent Power and Renewable Electricity Producers 0.0% ‡
Vistra Corp. Expires 12/31/46 (c)(d)(h)	57,684	86,353
Total Rights (Cost $47,301)		86,353

	Number of Warrants

Warrants 0.0% ‡
Capital Markets 0.0% ‡
THAIHOT Investment Co. Ltd.
Expires 10/13/27 (c)(d)(h)(i)	22	0
Total Warrants (Cost $0)		0

	Principal Amount

Short-Term Investments 8.0%
U.S. Treasury Debt 8.0%
U.S. Treasury Bills (j)
5.248%, due 1/16/24	$ 29,843,000	29,781,984
5.282%, due 1/23/24	1,362,000	1,357,814
5.289%, due 1/9/24	3,088,000	3,084,851
5.292%, due 1/2/24	28,406,000	28,406,000
5.293%, due 1/18/24	1,500,000	1,496,479
5.306%, due 2/6/24	5,013,000	4,987,269
Total Short-Term Investments (Cost $69,104,733)		69,114,397
Total Investments (Cost $876,183,909)	99.6%	860,189,088
Other Assets, Less Liabilities	0.4	3,187,676
Net Assets	100.0%	$ 863,376,764

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2023.
(c)	Illiquid security—As of December 31, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $5,033,702, which represented 0.6% of the Portfolio’s net assets. (Unaudited)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments December 31, 2023†^ (continued)
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(f)	Issue in non-accrual status.
(g)	Issue in default.
(h)	Non-income producing security.
(i)	Less than $1.
(j)	Interest rate shown represents yield to maturity.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay MacKay High Yield Corporate Bond Fund Class I	$ 2,142	$ —	$ —	$ —	$ 113	$ 2,255	$ 131	$ —	437
Abbreviation(s):
CLO—Collateralized Loan Obligation
LIBOR—London Interbank Offered Rate
SOFR—Secured Overnight Financing Rate
TBD—To Be Determined
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay VP Floating Rate Portfolio

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 17,916,248	$ —	$ 17,916,248
Corporate Bonds	—	40,850,154	—	40,850,154
Loan Assignments	—	727,768,535	1,622,331	729,390,866
Total Long-Term Bonds	—	786,534,937	1,622,331	788,157,268
Affiliated Investment Company
Fixed Income Fund	2,255,018	—	—	2,255,018
Common Stocks	232,266	82,598	261,188	576,052
Rights	—	—	86,353	86,353
Warrants (b)	—	—	0	0
Short-Term Investments
U.S. Treasury Debt	—	69,114,397	—	69,114,397
Total Investments in Securities	$ 2,487,284	$ 855,731,932	$ 1,969,872	$ 860,189,088

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	Less than $1.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $873,738,221)	$857,934,070
Investment in affiliated investment companies, at value (identified cost $2,445,688)	2,255,018
Cash	8,162,648
Unrealized appreciation on unfunded commitments (See Note 5)	214
Receivables:
Interest	4,152,695
Investment securities sold	1,472,497
Portfolio shares sold	1,121,073
Other assets	3,828
Total assets	875,102,043
Liabilities
Payables:
Investment securities purchased	10,551,107
Portfolio shares redeemed	538,672
Manager (See Note 3)	433,915
NYLIFE Distributors (See Note 3)	133,742
Professional fees	51,786
Custodian	15,967
Shareholder communication	29
Accrued expenses	61
Total liabilities	11,725,279
Net assets	$863,376,764
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 100,492
Additional paid-in-capital	939,722,076
939,822,568
Total distributable earnings (loss)	(76,445,804)
Net assets	$863,376,764
Initial Class
Net assets applicable to outstanding shares	$225,591,842
Shares of beneficial interest outstanding	26,272,521
Net asset value per share outstanding	$ 8.59
Service Class
Net assets applicable to outstanding shares	$637,784,922
Shares of beneficial interest outstanding	74,219,464
Net asset value per share outstanding	$ 8.59

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay VP Floating Rate Portfolio

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Interest	$ 74,833,628
Dividends-affiliated	130,733
Total income	74,964,361
Expenses
Manager (See Note 3)	5,023,423
Distribution/Service—Service Class (See Note 3)	1,497,177
Professional fees	154,144
Custodian	39,319
Shareholder communication	31,805
Trustees	21,689
Miscellaneous	57,935
Total expenses	6,825,492
Net investment income (loss)	68,138,869
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(13,269,188)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	37,417,118
Affiliated investments	112,897
Unfunded commitments	63,624
Net change in unrealized appreciation (depreciation)	37,593,639
Net realized and unrealized gain (loss)	24,324,451
Net increase (decrease) in net assets resulting from operations	$ 92,463,320
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 68,138,869	$ 38,693,702
Net realized gain (loss)	(13,269,188)	(5,194,020)
Net change in unrealized appreciation (depreciation)	37,593,639	(45,313,026)
Net increase (decrease) in net assets resulting from operations	92,463,320	(11,813,344)
Distributions to shareholders:
Initial Class	(19,710,895)	(13,236,901)
Service Class	(48,172,988)	(25,226,121)
Total distributions to shareholders	(67,883,883)	(38,463,022)
Capital share transactions:
Net proceeds from sales of shares	145,778,567	199,338,625
Net asset value of shares issued to shareholders in reinvestment of distributions	67,883,883	38,463,022
Cost of shares redeemed	(212,263,440)	(183,816,446)
Increase (decrease) in net assets derived from capital share transactions	1,399,010	53,985,201
Net increase (decrease) in net assets	25,978,447	3,708,835
Net Assets
Beginning of year	837,398,317	833,689,482
End of year	$ 863,376,764	$ 837,398,317
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay VP Floating Rate Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.34	$ 8.86	$ 8.81	$ 8.93	$ 8.66
Net investment income (loss) (a)	0.70	0.41	0.28	0.32	0.44
Net realized and unrealized gain (loss)	0.25	(0.52)	0.05	(0.12)	0.27
Total from investment operations	0.95	(0.11)	0.33	0.20	0.71
Less distributions:
From net investment income	(0.70)	(0.41)	(0.28)	(0.32)	(0.44)
Net asset value at end of year	$ 8.59	$ 8.34	$ 8.86	$ 8.81	$ 8.93
Total investment return (b)	11.86%	(1.25)%	3.76%	2.45%	8.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	8.30%	4.80%	3.23%	3.81%	4.98%
Net expenses (c)	0.64%	0.64%	0.64%	0.65%	0.65%
Portfolio turnover rate	20%	14%	29%	19%	35%
Net assets at end of year (in 000's)	$ 225,592	$ 275,041	$ 299,907	$ 142,403	$ 205,596

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.34	$ 8.87	$ 8.82	$ 8.94	$ 8.67
Net investment income (loss) (a)	0.69	0.39	0.26	0.30	0.42
Net realized and unrealized gain (loss)	0.24	(0.53)	0.05	(0.12)	0.27
Total from investment operations	0.93	(0.14)	0.31	0.18	0.69
Less distributions:
From net investment income	(0.68)	(0.39)	(0.26)	(0.30)	(0.42)
Net asset value at end of year	$ 8.59	$ 8.34	$ 8.87	$ 8.82	$ 8.94
Total investment return (b)	11.58%	(1.49)%	3.50%	2.20%	8.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	8.08%	4.59%	2.96%	3.50%	4.73%
Net expenses (c)	0.89%	0.89%	0.89%	0.90%	0.90%
Portfolio turnover rate	20%	14%	29%	19%	35%
Net assets at end of year (in 000's)	$ 637,785	$ 562,357	$ 533,782	$ 496,645	$ 579,419

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Floating Rate Portfolio (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. However, due to its principal investment strategies and investment processes, the Portfolio has historically operated as a "diversified" portfolio. Therefore, the Portfolio will not operate as "non-diversified" portfolio without first obtaining shareholder approval.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 2, 2005
Service Class	May 2, 2005
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek high current income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation

38	MainStay VP Floating Rate Portfolio

Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible
39

Notes to Financial Statements (continued)
and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Portfolio's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the
Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Portfolio's procedures described above. The liquidity of the Portfolio's investments was determined as of December 31, 2023, and can change at any time.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

40	MainStay VP Floating Rate Portfolio

(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S.
bank, the Secured Overnight Financing Rate ("SOFR") or an alternative reference rate.
The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities.
(H) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed.
(I) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Portfolio’s principal investments include floating rate loans, which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the
41

Notes to Financial Statements (continued)
value of these investments could decline significantly. As a result, the Portfolio’s NAVs could decrease and you could lose money.
In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(J) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that have relied or continue to rely on LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority ("FCA"), which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. In connection with supervisory guidance from U.S. regulators, certain U.S. regulated entities have generally ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on SOFR (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Portfolio's investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Portfolio.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to the Portfolio.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion

42	MainStay VP Floating Rate Portfolio

of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. During the year ended December 31, 2023, the effective management fee rate was 0.60% of the Portfolio's average daily net assets.
During the year ended December 31, 2023, New York Life Investments earned fees from the Portfolio in the amount of $5,023,423 and paid the Subadvisor fees in the amount of $2,511,711.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$876,239,071	$5,084,987	$(21,134,970)	$(16,049,983)
As of December 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$2,083,696	$(62,479,731)	$—	$(16,049,769)	$(76,445,804)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to cumulative bond amortization adjustments.
As of December 31, 2023, for federal income tax purposes, capital loss carryforwards of $62,479,731, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$4,658	$57,822
During the years ended December 31, 2023 and December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$67,883,883	$38,463,022
Note 5–Commitments and Contingencies
As of December 31, 2023, the Portfolio had unfunded commitments pursuant to the following loan agreements:
Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)
Ryan LLC, Delayed Draw Term Loan 2.25%, due 11/14/30	$85,929	$214
Commitments are available until maturity date.
43

Notes to Financial Statements (continued)
Note 6–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 7–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily SOFR + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 8–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 9–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2023, purchases and sales of securities, other than short-term securities, were $159,674 and $179,160, respectively.
Note 10–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2023 and December 31, 2022, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	1,190,046	$ 10,107,544
Shares issued to shareholders in reinvestment of distributions	2,323,880	19,710,895
Shares redeemed	(10,230,674)	(86,313,893)
Net increase (decrease)	(6,716,748)	$ (56,495,454)
Year ended December 31, 2022:
Shares sold	4,045,382	$ 33,987,205
Shares issued to shareholders in reinvestment of distributions	1,567,085	13,236,901
Shares redeemed	(6,486,710)	(55,381,284)
Net increase (decrease)	(874,243)	$ (8,157,178)

Service Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	15,985,471	$ 135,671,023
Shares issued to shareholders in reinvestment of distributions	5,673,044	48,172,988
Shares redeemed	(14,837,542)	(125,949,547)
Net increase (decrease)	6,820,973	$ 57,894,464
Year ended December 31, 2022:
Shares sold	19,272,966	$ 165,351,420
Shares issued to shareholders in reinvestment of distributions	2,987,184	25,226,121
Shares redeemed	(15,071,415)	(128,435,162)
Net increase (decrease)	7,188,735	$ 62,142,379
Note 11–Other Matters
As of the date of this report, the Portfolio faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Portfolio's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Portfolio's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager

44	MainStay VP Floating Rate Portfolio

for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
45

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP Floating Rate Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Floating Rate Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodians, transfer agent and agent banks; when replies were not received from agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2024
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
46	MainStay VP Floating Rate Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Floating Rate Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, NYL Investors personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements.  In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

47

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have invested in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by NYL Investors, evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Portfolio’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that NYL Investors provides to the Portfolio and considered the terms of each of the Advisory Agreements.  The Board evaluated NYL Investors’ experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at NYL Investors.  The Board considered New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Portfolio.  The Board also considered NYL Investors’ ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Portfolio.  In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and NYL Investors regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

48	MainStay VP Floating Rate Portfolio

Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between representatives of NYL Investors and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and NYL Investors, and profitability of New York Life Investments and its affiliates, including NYL Investors due to their relationships with the Portfolio, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including NYL Investors’, continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio.  The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio, including reputational and other indirect benefits.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio.  In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts.  The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor, and insurance companies affiliated with New York Life Investments would be entitled to receive fees from the Portfolio under a distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life
49

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including NYL Investors, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Portfolio.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Portfolio, if any.  The Board considered the contractual management fee schedule for the Portfolio as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses.
The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Portfolio and whether the Portfolio’s management fee and expense structure permits any economies of scale to be appropriately shared with the Portfolio’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio.  The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Portfolio’s shareholders through the Portfolio’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

50	MainStay VP Floating Rate Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
51

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay VP Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay Funds: Trustee since 2023 (11 Funds)
MainStay Funds Trust: Trustee since 2023 (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
52	MainStay VP Floating Rate Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay VP Funds Trust: Chair since 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC since 1990	81	MainStay Funds: Chair since January 2017 and Trustee since 2007 (11 Funds); MainStay Funds Trust: Chair since January 2017 and Trustee since 1990 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
53

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay Funds: Trustee since 2006 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
54	MainStay VP Floating Rate Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015 to 2016); Managing Director, Product Development (from 2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
55

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP Natural Resources Portfolio
MainStay VP PineStone International Equity Portfolio1
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio2
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
PineStone Asset Management Inc.
Montreal, Québec
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to August 28, 2023, the Portfolio's name was MainStay VP MacKay International Equity Portfolio.
2.	Effective on or about May 1, 2024, the MainStay VP MacKay Government Portfolio will be renamed the MainStay VP U.S. Infrastructure Bond Portfolio.
Not part of the Annual Report

2023 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2024 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015906	MSVPFR11-02/24
(NYLIAC) NI518

MainStay VP MacKay High Yield Corporate Bond Portfolio

Message from the President and Annual Report
December 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit our website.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Against a backdrop of easing inflationary pressures and continued economic growth, stocks and bonds generally gained ground during the 12-month period ended December 31, 2023, despite high levels of volatility and sharp disparities between the performance of the different market sectors.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation, interest rate, and economic growth trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 6.4% in January, and 3.4% in December 2023. At the same time, the Fed increased the benchmark federal funds rate from 4.25%–4.50% at the beginning of reporting period, to 5.25%–5.50% as of the end of 2023. Despite the increasing cost of capital and tighter lending environment that resulted from rising rates, economic growth remained surprisingly robust, bolstered by high levels of consumer spending, low levels of unemployment and better-than-expected corporate earnings. With the pace of rate increases slowing from the prior year, investors began hoping for an early shift to a looser monetary policy, with stock prices and bond yields reacting as economic data and statements from the Fed either reinforced or undercut those hopes. Following months of hawkish rhetoric, the Fed finally reversed its stance in December 2023, signaling a positive economic outlook with little chance of a recession and a likelihood of rate cuts in 2024.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced strong gains during the reporting period-– recovering all its losses from 2022 and approached new record territory. A preponderance of the Index’s gains were generated by a relatively small number of mega-cap stocks in the information technology, communication services and consumer discretionary sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened during the closing weeks of the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced generally positive returns, bolstered by attractive and relatively stable yields. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield. Corporate bond prices trended moderately higher, generally outperforming government securities. After years of low yields and tight credit spreads, the corporate sector benefited from more attractive valuations and income opportunities. Among corporates, markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. International bond markets produced mixed returns, with emerging-markets issues advancing over their developed-markets counterparts.
The market volatility of recent years reminds us of the constant need for experienced and steadfast portfolio management in the face of uncertainty. New York Life Investments remains dedicated to providing you, as a valued MainStay VP investor, with the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/1/1995	11.87%	5.31%	4.73%	0.58%
Service Class Shares	6/4/2003	11.59	5.04	4.47	0.83

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
ICE BofA U.S. High Yield Constrained Index[1]	13.47%	5.19%	4.51%
Morningstar High Yield Bond Category Average[2]	12.08	4.70	3.68

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The ICE BofA U.S. High Yield Constrained Index is the Portfolio's primary broad-based securities market index for comparison purposes. The ICE BofA U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the ICE BofA U.S. High Yield Constrained Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the ICE BofA U.S. High Yield Constrained Index.
2.	The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These funds primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay High Yield Corporate Bond Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,064.50	$3.02	$1,022.28	$2.96	0.58%
Service Class Shares	$1,000.00	$1,063.20	$4.32	$1,021.02	$4.23	0.83%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP MacKay High Yield Corporate Bond Portfolio

Portfolio Composition as of December 31, 2023 (Unaudited)
‡ Less than one-tenth of percent.
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2023 (excluding short-term investments) (Unaudited)
1.	CCO Holdings LLC, 4.25%-5.375%, due 5/1/27–1/15/34
2.	TransDigm, Inc., 4.625%-7.50%, due 3/15/26–12/1/31
3.	HCA, Inc., 5.375%-8.36%, due 4/15/24–11/6/33
4.	Yum! Brands, Inc., 3.625%-6.875%, due 1/15/30–11/15/37
5.	Carnival Corp., 4.00%-9.875%, due 3/1/27–5/1/29
6.	Sprint Capital Corp., 6.875%, due 11/15/28
7.	Churchill Downs, Inc., 4.75%-6.75%, due 4/1/27–5/1/31
8.	IHO Verwaltungs GmbH, 4.75%-6.375%, due 9/15/26–5/15/29
9.	VICI Properties LP, 3.875%-5.75%, due 5/1/24–2/15/29
10.	MSCI, Inc., 3.25%-4.00%, due 11/15/29–8/15/33

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager Andrew Susser of MacKay Shields LLC, the Portfolio’s Subadvisor.
How did MainStay VP MacKay High Yield Corporate Bond Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2023?
For the 12 months ended December 31, 2023, MainStay VP MacKay High Yield Corporate Bond Portfolio returned 11.87% for Initial Class shares and 11.59% for Service Class shares. Over the same period, both share classes underperformed the 13.47% return of the ICE BofA U.S. High Yield Constrained Index (“the Index”), which is the Portfolio’s benchmark, and the 12.08% return of the Morningstar High Yield Bond Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
Markets were influenced by the strong return of riskier credits, which was particularly pronounced in the fourth quarter of 2023, this, coupled with the volatility in interest rates, had a big impact on returns during the period. Riskier CCC-rated credits2 were up about 9% in the quarter and distressed credits were up 12%. The yield on the 5-year Treasury note tightened by 75 basis points (from approximately 4.72% at the beginning of the quarter to approximately 3.85% by the end). (A basis point is one one-hundredth of a percentage point.) Although the Portfolio’s credit selection was strong throughout the reporting period, underweight exposure to higher performing riskier credits relative to the Index, resulted in the Portfolio’s underperformance.
What was the Portfolio’s duration3 strategy during the reporting period?
The Portfolio’s duration is the result of our bottom-up fundamental analysis and is residual of the investment process. However, the Portfolio had a lower duration relative to the Index throughout the reporting period.   As of the end of the reporting period, the Portfolio’s duration was approximately a half year below the duration of the Index.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
During the reporting period, there were no material changes to the sector weightings in the Portfolio. Throughout the reporting period, we continued to favor higher quality companies with good balance sheets and a duration below that of the Index.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
The sectors that made the strongest contributions to the Portfolio’s absolute performance during the reporting period included energy, basic industry and retail (Contributions take weightings and total returns into account.) Positions in real estate, transportation and consumer goods, although positive in return, were the weakest contributors.
Did the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the Portfolio initiated positions in offshore oil & gas driller Transocean, Inc. and electronic gaming company Light and Wonder International. During the same period, we closed the Portfolio’s positions in travel management company Carlson Travel, packaged food provider Treehouse Foods and midstream energy company Cheniere. Cheniere had recently been upgraded to investment grade.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, there were no material changes to the sector weightings in the Portfolio. On the margin, we slightly increased the Portfolio’s exposure to the automotive, capital goods and services sectors, while trimming holdings in financials, real estate and telecommunications.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2023, the Portfolio held overweight positions relative to the Index in the energy, materials and health care sectors, and underweight positions in telecommunications, technology and services.

1.	See "Investment and Performance Comparison" for more information on benchmark and peer group returns.
2.	An obligation rated `CCC' by Standard & Poors ("S&P") is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
8	MainStay VP MacKay High Yield Corporate Bond Portfolio

Portfolio of Investments December 31, 2023†^
	Principal Amount	Value
Long-Term Bonds 92.3%
Convertible Bonds 1.1%
Energy-Alternate Sources 0.1%
NextEra Energy Partners LP (a)
(zero coupon), due 11/15/25	$ 2,000,000	$ 1,757,000
2.50%, due 6/15/26	1,750,000	1,576,750
		3,333,750
Media 0.4%
DISH Network Corp.
2.375%, due 3/15/24	7,490,000	7,443,188
3.375%, due 8/15/26	6,570,000	3,514,950
		10,958,138
Oil & Gas 0.4%
Gulfport Energy Operating Corp.
10.00% (10.00% Cash or 15.00% PIK), due 12/29/49 (b)(c)	1,134,000	10,789,204
Oil & Gas Services 0.2%
Forum Energy Technologies, Inc.
9.00% (6.25% Cash and 2.75% PIK), due 8/4/25 (c)	4,829,915	4,720,638
Total Convertible Bonds (Cost $22,965,643)		29,801,730
Corporate Bonds 86.3%
Advertising 1.2%
Lamar Media Corp.
3.625%, due 1/15/31	10,265,000	9,120,453
3.75%, due 2/15/28	6,320,000	5,928,300
4.00%, due 2/15/30	6,400,000	5,865,516
4.875%, due 1/15/29	2,570,000	2,480,870
Outfront Media Capital LLC (a)
4.25%, due 1/15/29	1,650,000	1,488,911
5.00%, due 8/15/27	6,070,000	5,867,242
		30,751,292
Aerospace & Defense 2.1%
F-Brasile SpA
Series XR
7.375%, due 8/15/26 (a)	5,587,000	5,460,481
Rolls-Royce plc
5.75%, due 10/15/27 (a)	2,500,000	2,504,295
TransDigm, Inc.
4.625%, due 1/15/29	5,180,000	4,863,372
4.875%, due 5/1/29	4,155,000	3,883,613
6.25%, due 3/15/26 (a)	23,850,000	23,808,794
	Principal Amount	Value

Aerospace & Defense (continued)
TransDigm, Inc. (continued)
6.75%, due 8/15/28 (a)	$ 5,350,000	$ 5,473,489
6.875%, due 12/15/30 (a)	2,500,000	2,575,000
7.125%, due 12/1/31 (a)	2,900,000	3,038,953
7.50%, due 3/15/27	2,780,000	2,794,070
		54,402,067
Airlines 0.5%
American Airlines, Inc. (a)
5.50%, due 4/20/26	2,612,500	2,593,655
5.75%, due 4/20/29	3,750,000	3,655,359
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	1,714,029	1,687,985
7.00%, due 5/1/25	713,000	725,415
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	3,976,001	3,987,289
		12,649,703
Auto Manufacturers 0.8%
Ford Motor Credit Co. LLC
4.389%, due 1/8/26	750,000	729,295
6.95%, due 6/10/26	1,575,000	1,615,673
7.20%, due 6/10/30	1,055,000	1,123,624
7.35%, due 3/6/30	2,000,000	2,148,602
JB Poindexter & Co., Inc.
8.75%, due 12/15/31 (a)	10,965,000	11,184,300
PM General Purchaser LLC
9.50%, due 10/1/28 (a)	3,775,000	3,828,169
		20,629,663
Auto Parts & Equipment 2.0%
Adient Global Holdings Ltd. (a)
4.875%, due 8/15/26	2,800,000	2,738,015
7.00%, due 4/15/28	1,000,000	1,033,637
8.25%, due 4/15/31	1,300,000	1,376,543
IHO Verwaltungs GmbH (a)(c)
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	7,973,000	7,634,148
6.00% (6.00% Cash or 6.75% PIK), due 5/15/27	11,976,000	11,668,506
6.375% (6.375% Cash or 7.125% PIK), due 5/15/29	11,645,000	11,427,974
Real Hero Merger Sub 2, Inc.
6.25%, due 2/1/29 (a)	9,125,000	7,866,991
Tenneco, Inc.
8.00%, due 11/17/28 (a)	6,095,000	5,203,606

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)
ZF North America Capital, Inc. (a)
6.875%, due 4/14/28	$ 1,650,000	$ 1,709,844
7.125%, due 4/14/30	2,250,000	2,398,037
		53,057,301
Beverages 0.1%
Primo Water Holdings, Inc.
4.375%, due 4/30/29 (a)	1,500,000	1,382,089
Building Materials 1.5%
Builders FirstSource, Inc.
6.375%, due 6/15/32 (a)	3,000,000	3,063,525
Emerald Debt Merger Sub LLC
6.625%, due 12/15/30 (a)	7,000,000	7,149,590
James Hardie International Finance DAC
5.00%, due 1/15/28 (a)	8,011,000	7,749,315
Knife River Corp.
7.75%, due 5/1/31 (a)	3,490,000	3,715,942
New Enterprise Stone & Lime Co., Inc.
5.25%, due 7/15/28 (a)	2,500,000	2,384,775
PGT Innovations, Inc.
4.375%, due 10/1/29 (a)	4,360,000	4,344,448
Summit Materials LLC (a)
5.25%, due 1/15/29	4,380,000	4,237,650
6.50%, due 3/15/27	5,635,000	5,627,725
7.25%, due 1/15/31	2,405,000	2,534,158
		40,807,128
Chemicals 3.1%
ASP Unifrax Holdings, Inc. (a)
5.25%, due 9/30/28	5,505,000	3,975,183
7.50%, due 9/30/29	5,990,000	3,047,083
Avient Corp. (a)
5.75%, due 5/15/25	2,000,000	2,000,058
7.125%, due 8/1/30	3,405,000	3,542,082
CVR Partners LP
6.125%, due 6/15/28 (a)	1,700,000	1,585,964
GPD Cos., Inc.
10.125%, due 4/1/26 (a)	9,575,000	8,850,843
Innophos Holdings, Inc.
9.375%, due 2/15/28 (a)	7,096,000	6,443,594
Iris Holdings, Inc.
8.75% (8.75% Cash or 9.50% PIK), due 2/15/26 (a)(c)	5,105,000	4,313,418
Mativ Holdings, Inc.
6.875%, due 10/1/26 (a)	3,000,000	2,877,695
	Principal Amount	Value

Chemicals (continued)
NOVA Chemicals Corp. (a)
4.875%, due 6/1/24	$ 1,238,000	$ 1,227,180
5.25%, due 6/1/27	4,870,000	4,565,668
8.50%, due 11/15/28	2,985,000	3,130,250
Olympus Water US Holding Corp. (a)
7.125%, due 10/1/27	1,955,000	1,957,190
9.75%, due 11/15/28	7,825,000	8,305,400
SCIH Salt Holdings, Inc. (a)
4.875%, due 5/1/28	6,000,000	5,611,898
6.625%, due 5/1/29	6,435,000	6,005,283
SCIL IV LLC
5.375%, due 11/1/26 (a)	3,700,000	3,551,748
SK Invictus Intermediate II SARL
5.00%, due 10/30/29 (a)	10,450,000	9,065,375
WR Grace Holdings LLC
7.375%, due 3/1/31 (a)	1,360,000	1,360,415
		81,416,327
Coal 0.1%
Coronado Finance Pty. Ltd.
10.75%, due 5/15/26 (a)	2,430,000	2,531,605
Warrior Met Coal, Inc.
7.875%, due 12/1/28 (a)	1,337,000	1,327,018
		3,858,623
Commercial Services 2.2%
AMN Healthcare, Inc.
4.625%, due 10/1/27 (a)	2,430,000	2,299,387
Gartner, Inc.
3.75%, due 10/1/30 (a)	3,500,000	3,093,899
Graham Holdings Co.
5.75%, due 6/1/26 (a)	11,107,000	11,040,183
Korn Ferry
4.625%, due 12/15/27 (a)	4,000,000	3,854,734
MPH Acquisition Holdings LLC
5.75%, due 11/1/28 (a)	2,185,000	1,775,066
NESCO Holdings II, Inc.
5.50%, due 4/15/29 (a)	7,995,000	7,392,097
Service Corp. International
3.375%, due 8/15/30	902,000	786,631
4.00%, due 5/15/31	6,650,000	5,955,075
TriNet Group, Inc.
7.125%, due 8/15/31 (a)	1,750,000	1,792,161
United Rentals North America, Inc.
3.75%, due 1/15/32	2,000,000	1,769,593
3.875%, due 2/15/31	3,500,000	3,180,100
4.875%, due 1/15/28	1,000,000	976,240
5.50%, due 5/15/27	500,000	501,104

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
Williams Scotsman, Inc. (a)
4.625%, due 8/15/28	$ 4,270,000	$ 4,033,129
6.125%, due 6/15/25	4,705,000	4,714,269
7.375%, due 10/1/31	1,500,000	1,573,136
WW International, Inc.
4.50%, due 4/15/29 (a)	4,750,000	3,114,808
		57,851,612
Computers 0.2%
McAfee Corp.
7.375%, due 2/15/30 (a)	4,310,000	3,936,114
Cosmetics & Personal Care 0.4%
Edgewell Personal Care Co. (a)
4.125%, due 4/1/29	6,780,000	6,169,800
5.50%, due 6/1/28	4,000,000	3,925,000
		10,094,800
Distribution & Wholesale 0.8%
Dealer Tire LLC
8.00%, due 2/1/28 (a)	5,540,000	5,484,600
G-III Apparel Group Ltd.
7.875%, due 8/15/25 (a)	5,450,000	5,475,654
H&E Equipment Services, Inc.
3.875%, due 12/15/28 (a)	3,120,000	2,837,064
Ritchie Bros Holdings, Inc. (a)
6.75%, due 3/15/28	1,000,000	1,029,572
7.75%, due 3/15/31	6,565,000	6,999,012
		21,825,902
Diversified Financial Services 2.1%
AG TTMT Escrow Issuer LLC
8.625%, due 9/30/27 (a)	6,787,000	7,135,804
Aretec Group, Inc. (a)
7.50%, due 4/1/29	4,580,000	4,122,599
10.00%, due 8/15/30	2,500,000	2,656,625
Credit Acceptance Corp.
6.625%, due 3/15/26	9,465,000	9,442,402
Enact Holdings, Inc.
6.50%, due 8/15/25 (a)	4,595,000	4,580,757
Jefferies Finance LLC
5.00%, due 8/15/28 (a)	10,185,000	9,116,382
LPL Holdings, Inc. (a)
4.00%, due 3/15/29	6,000,000	5,552,500
4.375%, due 5/15/31	3,375,000	3,056,166
4.625%, due 11/15/27	3,865,000	3,732,944
	Principal Amount	Value

Diversified Financial Services (continued)
Osaic Holdings, Inc.
10.75%, due 8/1/27 (a)	$ 1,000,000	$ 1,015,000
PennyMac Financial Services, Inc. (a)
4.25%, due 2/15/29	2,700,000	2,430,226
5.75%, due 9/15/31	1,500,000	1,388,222
StoneX Group, Inc.
8.625%, due 6/15/25 (a)	1,298,000	1,311,266
		55,540,893
Electric 2.4%
Clearway Energy Operating LLC
4.75%, due 3/15/28 (a)	4,050,000	3,901,826
DPL, Inc.
4.125%, due 7/1/25	5,815,000	5,669,625
Keystone Power Pass-Through Holders LLC
13.00%, due 6/1/24 (a)(b)	2,738,582	1,780,078
Leeward Renewable Energy Operations LLC
4.25%, due 7/1/29 (a)	3,650,000	3,179,117
NextEra Energy Operating Partners LP
3.875%, due 10/15/26 (a)	4,000,000	3,808,480
NRG Energy, Inc.
6.625%, due 1/15/27	2,555,000	2,560,496
Pattern Energy Operations LP
4.50%, due 8/15/28 (a)	4,205,000	3,977,339
PG&E Corp.
5.00%, due 7/1/28	4,770,000	4,641,121
5.25%, due 7/1/30	3,840,000	3,703,855
Talen Energy Supply LLC
8.625%, due 6/1/30 (a)	12,345,000	13,116,962
TransAlta Corp.
7.75%, due 11/15/29	3,300,000	3,504,880
Vistra Corp. (a)(d)(e)
7.00% (5 Year Treasury Constant Maturity Rate + 5.74%), due 12/15/26	3,000,000	2,955,000
8.00% (5 Year Treasury Constant Maturity Rate + 6.93%), due 10/15/26	7,800,000	7,765,998
Vistra Operations Co. LLC
5.00%, due 7/31/27 (a)	3,300,000	3,212,885
		63,777,662
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Electrical Components & Equipment 0.3%
WESCO Distribution, Inc. (a)
7.125%, due 6/15/25	$ 4,535,000	$ 4,568,115
7.25%, due 6/15/28	2,500,000	2,569,562
		7,137,677
Engineering & Construction 0.5%
Great Lakes Dredge & Dock Corp.
5.25%, due 6/1/29 (a)	4,100,000	3,485,865
Railworks Holdings LP
8.25%, due 11/15/28 (a)	2,800,000	2,772,000
TopBuild Corp.
4.125%, due 2/15/32 (a)	2,575,000	2,290,674
Weekley Homes LLC
4.875%, due 9/15/28 (a)	5,800,000	5,403,845
		13,952,384
Entertainment 3.5%
Affinity Interactive
6.875%, due 12/15/27 (a)	3,939,000	3,510,569
Boyne USA, Inc.
4.75%, due 5/15/29 (a)	3,845,000	3,615,817
Caesars Entertainment, Inc.
7.00%, due 2/15/30 (a)	3,500,000	3,589,030
CCM Merger, Inc.
6.375%, due 5/1/26 (a)	2,170,000	2,115,750
Churchill Downs, Inc. (a)
4.75%, due 1/15/28	13,847,000	13,270,907
5.50%, due 4/1/27	9,376,000	9,277,644
5.75%, due 4/1/30	6,190,000	6,035,197
6.75%, due 5/1/31	3,340,000	3,389,884
International Game Technology plc
6.25%, due 1/15/27 (a)	7,225,000	7,332,248
Jacobs Entertainment, Inc. (a)
6.75%, due 2/15/29	6,470,000	6,081,800
6.75%, due 2/15/29	2,325,000	2,185,500
Light & Wonder International, Inc.
7.50%, due 9/1/31 (a)	4,400,000	4,589,446
Live Nation Entertainment, Inc. (a)
3.75%, due 1/15/28	1,000,000	932,593
6.50%, due 5/15/27	6,435,000	6,547,754
Merlin Entertainments Ltd.
5.75%, due 6/15/26 (a)	10,940,000	10,828,024
Midwest Gaming Borrower LLC
4.875%, due 5/1/29 (a)	2,280,000	2,120,400
Motion Bondco DAC
6.625%, due 11/15/27 (a)	4,500,000	4,161,616
	Principal Amount	Value

Entertainment (continued)
Vail Resorts, Inc.
6.25%, due 5/15/25 (a)	$ 2,800,000	$ 2,786,000
		92,370,179
Food 0.9%
B&G Foods, Inc.
5.25%, due 4/1/25	1,649,000	1,623,696
8.00%, due 9/15/28 (a)	3,250,000	3,412,640
Land O'Lakes Capital Trust I
7.45%, due 3/15/28 (a)	5,130,000	4,888,428
Simmons Foods, Inc.
4.625%, due 3/1/29 (a)	8,500,000	7,354,022
United Natural Foods, Inc.
6.75%, due 10/15/28 (a)	6,590,000	5,334,869
		22,613,655
Forest Products & Paper 1.4%
Mercer International, Inc.
5.125%, due 2/1/29	14,470,000	12,428,996
5.50%, due 1/15/26	3,415,000	3,269,694
12.875%, due 10/1/28 (a)	4,235,000	4,629,075
Smurfit Kappa Treasury Funding DAC
7.50%, due 11/20/25	15,843,000	16,255,997
		36,583,762
Gas 0.3%
AmeriGas Partners LP
5.75%, due 5/20/27	2,485,000	2,416,718
5.875%, due 8/20/26	6,385,000	6,322,066
		8,738,784
Hand & Machine Tools 0.4%
Regal Rexnord Corp. (a)
6.05%, due 2/15/26	1,750,000	1,769,343
6.05%, due 4/15/28	1,750,000	1,771,484
6.30%, due 2/15/30	1,550,000	1,590,162
6.40%, due 4/15/33	1,000,000	1,042,269
Werner FinCo. LP (a)
11.50%, due 6/15/28	1,000,000	1,038,727
14.50% (8.75% Cash and 5.75% PIK), due 10/15/28 (b)(c)	4,323,312	3,588,349
		10,800,334
Healthcare-Products 1.6%
Bausch & Lomb Escrow Corp.
8.375%, due 10/1/28 (a)	8,485,000	8,951,166
Garden Spinco Corp.
8.625%, due 7/20/30 (a)	4,350,000	4,646,393

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Healthcare-Products (continued)
Hologic, Inc. (a)
3.25%, due 2/15/29	$ 8,500,000	$ 7,706,265
4.625%, due 2/1/28	2,000,000	1,919,824
Teleflex, Inc.
4.25%, due 6/1/28 (a)	9,615,000	9,112,952
4.625%, due 11/15/27	3,500,000	3,402,201
Varex Imaging Corp.
7.875%, due 10/15/27 (a)	5,237,000	5,265,884
		41,004,685
Healthcare-Services 4.8%
Acadia Healthcare Co., Inc. (a)
5.00%, due 4/15/29	1,750,000	1,679,998
5.50%, due 7/1/28	1,850,000	1,821,970
Catalent Pharma Solutions, Inc. (a)
3.125%, due 2/15/29	5,995,000	5,246,344
3.50%, due 4/1/30	1,150,000	1,000,429
5.00%, due 7/15/27	4,500,000	4,347,775
CHS/Community Health Systems, Inc.
5.25%, due 5/15/30 (a)	2,500,000	2,090,866
DaVita, Inc. (a)
3.75%, due 2/15/31	2,700,000	2,217,646
4.625%, due 6/1/30	4,000,000	3,489,579
Encompass Health Corp.
4.50%, due 2/1/28	5,500,000	5,262,175
4.625%, due 4/1/31	3,875,000	3,565,711
4.75%, due 2/1/30	7,650,000	7,204,238
HCA, Inc.
5.375%, due 2/1/25	6,530,000	6,520,404
5.875%, due 2/15/26	7,600,000	7,664,638
7.50%, due 11/6/33	10,500,000	11,815,012
7.58%, due 9/15/25	3,507,000	3,613,586
7.69%, due 6/15/25	9,035,000	9,330,637
8.36%, due 4/15/24	4,450,000	4,475,951
HealthEquity, Inc.
4.50%, due 10/1/29 (a)	2,650,000	2,460,549
IQVIA, Inc. (a)
5.00%, due 10/15/26	8,997,000	8,911,045
6.50%, due 5/15/30	2,000,000	2,050,216
LifePoint Health, Inc. (a)
5.375%, due 1/15/29	4,900,000	3,623,345
11.00%, due 10/15/30	5,025,000	5,292,089
ModivCare Escrow Issuer, Inc.
5.00%, due 10/1/29 (a)	255,000	208,422
ModivCare, Inc.
5.875%, due 11/15/25 (a)	3,000,000	2,962,500
	Principal Amount	Value

Healthcare-Services (continued)
Molina Healthcare, Inc.
3.875%, due 11/15/30 (a)	$ 1,500,000	$ 1,348,352
RegionalCare Hospital Partners Holdings, Inc.
9.75%, due 12/1/26 (a)	12,915,000	12,812,717
Select Medical Corp.
6.25%, due 8/15/26 (a)	2,000,000	2,009,948
Tenet Healthcare Corp.
6.75%, due 5/15/31 (a)	3,000,000	3,066,150
		126,092,292
Holding Companies-Diversified 0.7%
Benteler International AG
10.50%, due 5/15/28 (a)	9,735,000	10,255,141
Stena International SA
6.125%, due 2/1/25 (a)	9,525,000	9,469,879
		19,725,020
Home Builders 1.8%
Adams Homes, Inc.
7.50%, due 2/15/25 (a)	1,500,000	1,482,600
Brookfield Residential Properties, Inc.
6.25%, due 9/15/27 (a)	4,450,000	4,311,545
Century Communities, Inc.
3.875%, due 8/15/29 (a)	4,370,000	3,955,617
6.75%, due 6/1/27	6,775,000	6,848,136
Installed Building Products, Inc.
5.75%, due 2/1/28 (a)	6,945,000	6,736,650
M/I Homes, Inc.
3.95%, due 2/15/30	1,695,000	1,508,550
4.95%, due 2/1/28	3,000,000	2,887,070
Meritage Homes Corp.
3.875%, due 4/15/29 (a)	2,923,000	2,686,076
Shea Homes LP
4.75%, due 2/15/28	7,300,000	6,862,000
4.75%, due 4/1/29	1,628,000	1,497,760
STL Holding Co. LLC
7.50%, due 2/15/26 (a)	2,700,000	2,622,240
Winnebago Industries, Inc.
6.25%, due 7/15/28 (a)	6,785,000	6,666,263
		48,064,507
Household Products & Wares 0.2%
Central Garden & Pet Co.
4.125%, due 10/15/30	2,020,000	1,837,264
4.125%, due 4/30/31 (a)	4,323,000	3,820,542
		5,657,806
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Housewares 0.5%
Scotts Miracle-Gro Co. (The)
4.00%, due 4/1/31	$ 6,500,000	$ 5,514,635
4.375%, due 2/1/32	3,235,000	2,733,640
4.50%, due 10/15/29	6,400,000	5,686,465
		13,934,740
Insurance 0.9%
BroadStreet Partners, Inc.
5.875%, due 4/15/29 (a)	5,500,000	5,133,971
Fairfax Financial Holdings Ltd.
8.30%, due 4/15/26	4,273,000	4,513,454
Fidelity & Guaranty Life Holdings, Inc.
5.50%, due 5/1/25 (a)	1,000,000	987,626
MGIC Investment Corp.
5.25%, due 8/15/28	6,708,000	6,529,681
NMI Holdings, Inc.
7.375%, due 6/1/25 (a)	3,245,000	3,250,387
Ryan Specialty LLC
4.375%, due 2/1/30 (a)	1,000,000	927,500
USI, Inc.
7.50%, due 1/15/32 (a)	2,710,000	2,774,498
		24,117,117
Internet 1.4%
Cars.com, Inc.
6.375%, due 11/1/28 (a)	5,860,000	5,650,270
Gen Digital, Inc.
6.75%, due 9/30/27 (a)	4,100,000	4,171,049
Netflix, Inc.
5.75%, due 3/1/24	1,859,000	1,856,602
5.875%, due 11/15/28	6,500,000	6,843,089
Uber Technologies, Inc.
7.50%, due 9/15/27 (a)	6,065,000	6,281,096
VeriSign, Inc.
4.75%, due 7/15/27	6,000,000	5,943,382
5.25%, due 4/1/25	6,809,000	6,811,562
		37,557,050
Investment Companies 0.6%
Compass Group Diversified Holdings LLC (a)
5.00%, due 1/15/32	1,810,000	1,630,333
5.25%, due 4/15/29	8,150,000	7,698,659
Icahn Enterprises LP
5.25%, due 5/15/27	4,000,000	3,592,896
6.25%, due 5/15/26	4,000,000	3,816,443
		16,738,331
	Principal Amount	Value

Iron & Steel 1.4%
Allegheny Ludlum LLC
6.95%, due 12/15/25	$ 7,400,000	$ 7,455,500
Big River Steel LLC
6.625%, due 1/31/29 (a)	7,595,000	7,743,710
Mineral Resources Ltd. (a)
8.125%, due 5/1/27	12,500,000	12,698,633
8.50%, due 5/1/30	3,375,000	3,517,851
9.25%, due 10/1/28	5,480,000	5,829,459
		37,245,153
Leisure Time 2.0%
Carnival Corp. (a)
4.00%, due 8/1/28	8,500,000	7,902,772
5.75%, due 3/1/27	13,600,000	13,265,896
6.00%, due 5/1/29	7,280,000	7,004,856
9.875%, due 8/1/27	7,000,000	7,348,964
Carnival Holdings Bermuda Ltd.
10.375%, due 5/1/28 (a)	5,500,000	5,986,304
Royal Caribbean Cruises Ltd. (a)
5.375%, due 7/15/27	2,000,000	1,979,843
5.50%, due 4/1/28	5,000,000	4,936,294
7.25%, due 1/15/30	3,450,000	3,603,111
		52,028,040
Lodging 1.8%
Boyd Gaming Corp.
4.75%, due 12/1/27	11,630,000	11,189,231
4.75%, due 6/15/31 (a)	13,995,000	12,844,944
Hilton Domestic Operating Co., Inc.
4.00%, due 5/1/31 (a)	10,490,000	9,608,057
4.875%, due 1/15/30	9,020,000	8,741,795
5.75%, due 5/1/28 (a)	2,200,000	2,200,834
Marriott International, Inc.
Series GG
3.50%, due 10/15/32	3,030,000	2,701,411
Station Casinos LLC
4.50%, due 2/15/28 (a)	1,500,000	1,414,243
		48,700,515
Machinery—Construction & Mining 0.3%
Terex Corp.
5.00%, due 5/15/29 (a)	2,150,000	2,026,375
Vertiv Group Corp.
4.125%, due 11/15/28 (a)	6,755,000	6,337,672
		8,364,047

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Machinery-Diversified 0.7%
Briggs & Stratton Corp. Escrow Claim Shares
6.875%, due 12/15/20 (f)(g)(h)	$ 5,030,000	$ —
Chart Industries, Inc.
7.50%, due 1/1/30 (a)	3,000,000	3,135,741
Maxim Crane Works Holdings Capital LLC
11.50%, due 9/1/28 (a)	3,540,000	3,668,290
TK Elevator Holdco GmbH
7.625%, due 7/15/28 (a)	3,053,000	2,998,935
TK Elevator U.S. Newco, Inc.
5.25%, due 7/15/27 (a)	9,040,000	8,880,507
		18,683,473
Media 6.7%
Block Communications, Inc.
4.875%, due 3/1/28 (a)	4,175,000	3,653,125
Cable One, Inc.
4.00%, due 11/15/30 (a)	9,500,000	7,691,563
CCO Holdings LLC
4.25%, due 2/1/31 (a)	12,120,000	10,592,034
4.25%, due 1/15/34 (a)	7,265,000	5,903,735
4.50%, due 8/15/30 (a)	13,555,000	12,219,618
4.50%, due 5/1/32	11,250,000	9,635,226
4.75%, due 3/1/30 (a)	7,715,000	7,049,696
5.00%, due 2/1/28 (a)	8,550,000	8,180,491
5.125%, due 5/1/27 (a)	12,000,000	11,594,035
5.375%, due 6/1/29 (a)	4,780,000	4,505,563
CSC Holdings LLC (a)
5.50%, due 4/15/27	1,000,000	924,297
5.75%, due 1/15/30	6,250,000	3,890,625
6.50%, due 2/1/29	3,090,000	2,727,234
7.50%, due 4/1/28	2,250,000	1,683,203
11.25%, due 5/15/28	3,405,000	3,508,376
Directv Financing LLC
5.875%, due 8/15/27 (a)	12,255,000	11,514,515
DISH DBS Corp.
7.75%, due 7/1/26	5,600,000	3,900,456
LCPR Senior Secured Financing DAC (a)
5.125%, due 7/15/29	4,255,000	3,706,681
6.75%, due 10/15/27	13,896,000	13,610,576
News Corp. (a)
3.875%, due 5/15/29	10,070,000	9,259,060
5.125%, due 2/15/32	3,885,000	3,688,460
Scripps Escrow II, Inc.
3.875%, due 1/15/29 (a)	4,805,000	4,249,686
	Principal Amount	Value

Media (continued)
Sirius XM Radio, Inc.
4.00%, due 7/15/28 (a)	$ 2,750,000	$ 2,543,318
Sterling Entertainment Enterprises LLC
10.25%, due 1/15/25 (b)(f)(h)	7,000,000	6,380,500
Videotron Ltd. (a)
5.125%, due 4/15/27	3,835,000	3,777,475
5.375%, due 6/15/24	9,580,000	9,532,100
Virgin Media Finance plc
5.00%, due 7/15/30 (a)	6,035,000	5,320,830
VZ Secured Financing BV
5.00%, due 1/15/32 (a)	5,285,000	4,511,918
		175,754,396
Metal Fabricate & Hardware 0.2%
Advanced Drainage Systems, Inc. (a)
5.00%, due 9/30/27	2,275,000	2,195,375
6.375%, due 6/15/30	3,030,000	3,052,706
		5,248,081
Mining 1.4%
Century Aluminum Co.
7.50%, due 4/1/28 (a)	9,235,000	8,937,736
Compass Minerals International, Inc.
6.75%, due 12/1/27 (a)	7,990,000	7,910,100
Eldorado Gold Corp.
6.25%, due 9/1/29 (a)	3,050,000	2,875,808
First Quantum Minerals Ltd. (a)
6.875%, due 3/1/26	430,000	384,908
6.875%, due 10/15/27	4,615,000	3,922,035
7.50%, due 4/1/25	3,415,000	3,256,186
8.625%, due 6/1/31	1,525,000	1,292,437
IAMGOLD Corp.
5.75%, due 10/15/28 (a)	9,760,000	8,393,181
		36,972,391
Miscellaneous—Manufacturing 1.0%
Amsted Industries, Inc. (a)
4.625%, due 5/15/30	2,615,000	2,393,300
5.625%, due 7/1/27	7,240,000	7,214,066
Calderys Financing LLC
11.25%, due 6/1/28 (a)	2,260,000	2,367,102
Enpro, Inc.
5.75%, due 10/15/26	4,240,000	4,196,824
Hillenbrand, Inc.
5.75%, due 6/15/25	2,000,000	1,997,500
LSB Industries, Inc.
6.25%, due 10/15/28 (a)	4,735,000	4,490,692
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Miscellaneous—Manufacturing (continued)
Trinity Industries, Inc.
7.75%, due 7/15/28 (a)	$ 3,230,000	$ 3,336,852
		25,996,336
Office Furnishings 0.2%
Interface, Inc.
5.50%, due 12/1/28 (a)	4,445,000	4,108,439
Oil & Gas 6.6%
Ascent Resources Utica Holdings LLC (a)
7.00%, due 11/1/26	3,400,000	3,421,485
9.00%, due 11/1/27	2,684,000	3,381,840
California Resources Corp.
7.125%, due 2/1/26 (a)	3,000,000	3,042,554
Civitas Resources, Inc.
5.00%, due 10/15/26 (a)	1,350,000	1,309,234
Comstock Resources, Inc.
6.75%, due 3/1/29 (a)	3,120,000	2,853,262
Diamond Foreign Asset Co.
8.50%, due 10/1/30 (a)	5,365,000	5,486,260
Encino Acquisition Partners Holdings LLC
8.50%, due 5/1/28 (a)	10,805,000	10,642,925
Gulfport Energy Corp.
8.00%, due 5/17/26	394,094	398,370
Gulfport Energy Operating Corp.
8.00%, due 5/17/26 (a)	8,284,024	8,373,906
HF Sinclair Corp. (a)
5.00%, due 2/1/28	2,845,000	2,759,096
6.375%, due 4/15/27	1,565,000	1,577,274
Hilcorp Energy I LP (a)
5.75%, due 2/1/29	1,610,000	1,554,770
6.00%, due 4/15/30	2,400,000	2,327,548
Marathon Oil Corp.
4.40%, due 7/15/27	3,000,000	2,925,884
Matador Resources Co.
5.875%, due 9/15/26	7,250,000	7,189,813
Moss Creek Resources Holdings, Inc.
7.50%, due 1/15/26 (a)	1,765,000	1,761,604
Noble Finance II LLC
8.00%, due 4/15/30 (a)	1,685,000	1,753,332
Occidental Petroleum Corp.
5.55%, due 3/15/26	10,200,000	10,273,746
6.45%, due 9/15/36	3,100,000	3,279,804
Parkland Corp. (a)
4.50%, due 10/1/29	5,000,000	4,582,350
	Principal Amount	Value

Oil & Gas (continued)
Parkland Corp. (a) (continued)
4.625%, due 5/1/30	$ 4,390,000	$ 4,038,800
5.875%, due 7/15/27	3,630,000	3,615,343
Permian Resources Operating LLC (a)
5.375%, due 1/15/26	5,700,000	5,624,094
6.875%, due 4/1/27	5,958,000	5,953,916
7.75%, due 2/15/26	5,640,000	5,737,741
Range Resources Corp.
4.75%, due 2/15/30 (a)	1,000,000	924,390
8.25%, due 1/15/29	1,615,000	1,671,481
Rockcliff Energy II LLC
5.50%, due 10/15/29 (a)	11,110,000	10,500,209
Southwestern Energy Co.
5.375%, due 3/15/30	2,580,000	2,519,247
5.70%, due 1/23/25 (i)	1,008,000	1,003,985
8.375%, due 9/15/28	1,600,000	1,655,331
Sunoco LP
6.00%, due 4/15/27	2,000,000	2,001,712
Talos Production, Inc.
12.00%, due 1/15/26	19,985,000	20,559,569
Transocean Aquila Ltd.
8.00%, due 9/30/28 (a)	2,630,000	2,669,362
Transocean Poseidon Ltd.
6.875%, due 2/1/27 (a)	6,867,000	6,832,894
Transocean Titan Financing Ltd.
8.375%, due 2/1/28 (a)	2,500,000	2,593,719
Transocean, Inc.
8.75%, due 2/15/30 (a)	8,098,750	8,461,254
Vital Energy, Inc.
7.75%, due 7/31/29 (a)	3,930,000	3,757,487
10.125%, due 1/15/28	4,645,000	4,773,011
		173,788,602
Oil & Gas Services 0.9%
Bristow Group, Inc.
6.875%, due 3/1/28 (a)	8,135,000	7,810,225
Nine Energy Service, Inc.
13.00%, due 2/1/28	7,825,000	6,905,563
Oceaneering International, Inc.
6.00%, due 2/1/28 (a)	2,965,000	2,873,915
Weatherford International Ltd. (a)
6.50%, due 9/15/28	3,741,000	3,871,258
8.625%, due 4/30/30	3,240,000	3,382,751
		24,843,712

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Packaging & Containers 0.3%
Cascades USA, Inc. (a)
5.125%, due 1/15/26	$ 2,810,000	$ 2,732,725
5.375%, due 1/15/28	5,200,000	5,031,000
		7,763,725
Pharmaceuticals 2.9%
1375209 BC Ltd.
9.00%, due 1/30/28 (a)	3,396,000	3,311,440
180 Medical, Inc.
3.875%, due 10/15/29 (a)	3,270,000	2,945,453
Bausch Health Cos., Inc. (a)
7.00%, due 1/15/28	1,750,000	760,568
11.00%, due 9/30/28	4,000,000	2,907,920
14.00%, due 10/15/30	347,000	193,042
BellRing Brands, Inc.
7.00%, due 3/15/30 (a)	5,300,000	5,485,341
Grifols SA
4.75%, due 10/15/28 (a)	2,000,000	1,813,740
Jazz Securities DAC
4.375%, due 1/15/29 (a)	8,790,000	8,187,136
Organon & Co. (a)
4.125%, due 4/30/28	7,000,000	6,443,233
5.125%, due 4/30/31	5,260,000	4,496,483
Owens & Minor, Inc. (a)
4.50%, due 3/31/29	6,310,000	5,565,862
6.625%, due 4/1/30	9,835,000	9,390,584
Par Pharmaceutical, Inc.
8.50%, due 4/1/27 (a)(g)(j)	15,476,000	9,904,640
Prestige Brands, Inc. (a)
3.75%, due 4/1/31	10,940,000	9,563,372
5.125%, due 1/15/28	4,895,000	4,753,681
		75,722,495
Pipelines 4.4%
ANR Pipeline Co.
7.375%, due 2/15/24	395,000	395,452
Antero Midstream Partners LP
5.75%, due 1/15/28 (a)	1,265,000	1,252,392
CNX Midstream Partners LP
4.75%, due 4/15/30 (a)	2,285,000	2,051,890
DT Midstream, Inc.
4.375%, due 6/15/31 (a)	1,975,000	1,781,517
Energy Transfer LP
4.40%, due 3/15/27	3,978,000	3,888,960
8.00%, due 4/1/29 (a)	2,150,000	2,237,290
EnLink Midstream LLC
6.50%, due 9/1/30 (a)	1,675,000	1,710,126
	Principal Amount	Value

Pipelines (continued)
EQM Midstream Partners LP
5.50%, due 7/15/28	$ 720,000	$ 713,399
6.00%, due 7/1/25 (a)	1,092,000	1,091,498
6.50%, due 7/1/27 (a)	1,850,000	1,883,729
7.50%, due 6/1/30 (a)	1,480,000	1,591,028
FTAI Infra Escrow Holdings LLC
10.50%, due 6/1/27 (a)	8,115,000	8,418,028
Genesis Energy LP
6.25%, due 5/15/26	3,596,000	3,591,744
7.75%, due 2/1/28	4,250,000	4,264,816
8.00%, due 1/15/27	9,870,000	10,033,595
8.25%, due 1/15/29	2,230,000	2,294,770
Harvest Midstream I LP
7.50%, due 9/1/28 (a)	6,965,000	6,923,765
Hess Midstream Operations LP (a)
4.25%, due 2/15/30	1,500,000	1,380,000
5.625%, due 2/15/26	3,300,000	3,275,844
ITT Holdings LLC
6.50%, due 8/1/29 (a)	6,160,000	5,449,382
MPLX LP
4.875%, due 12/1/24	2,500,000	2,485,737
New Fortress Energy, Inc.
6.50%, due 9/30/26 (a)	5,060,000	4,859,639
NGPL PipeCo LLC
4.875%, due 8/15/27 (a)	1,000,000	981,280
Northwest Pipeline LLC
7.125%, due 12/1/25	2,195,000	2,249,430
Plains All American Pipeline LP
Series B
9.751% (3 Month SOFR + 4.372%), due 1/29/24 (d)(e)	14,265,000	13,783,556
Rockies Express Pipeline LLC
4.80%, due 5/15/30 (a)	1,500,000	1,372,500
Summit Midstream Holdings LLC
9.00%, due 10/15/26 (a)(i)	3,720,000	3,690,313
Tallgrass Energy Partners LP
6.00%, due 3/1/27 (a)	2,750,000	2,689,170
TransMontaigne Partners LP
6.125%, due 2/15/26	8,330,000	7,517,825
Venture Global LNG, Inc. (a)
8.125%, due 6/1/28	6,000,000	6,059,382
9.50%, due 2/1/29	4,975,000	5,264,381
Western Midstream Operating LP
4.65%, due 7/1/26	2,000,000	1,964,948
		117,147,386
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts 2.4%
CTR Partnership LP
3.875%, due 6/30/28 (a)	$ 3,680,000	$ 3,359,248
GLP Capital LP
5.30%, due 1/15/29	5,700,000	5,667,041
5.375%, due 4/15/26	956,000	950,089
MPT Operating Partnership LP
4.625%, due 8/1/29	5,100,000	3,667,210
5.00%, due 10/15/27	9,866,000	8,058,913
5.25%, due 8/1/26	1,500,000	1,340,907
RHP Hotel Properties LP
4.50%, due 2/15/29 (a)	2,081,000	1,935,415
4.75%, due 10/15/27	7,325,000	7,075,110
7.25%, due 7/15/28 (a)	2,215,000	2,302,906
VICI Properties LP (a)
3.875%, due 2/15/29	2,500,000	2,296,577
4.625%, due 6/15/25	2,800,000	2,750,300
5.625%, due 5/1/24	17,465,000	17,408,167
5.75%, due 2/1/27	6,525,000	6,544,360
		63,356,243
Retail 6.1%
1011778 BC ULC (a)
3.875%, due 1/15/28	6,165,000	5,824,219
4.00%, due 10/15/30	14,205,000	12,740,450
Asbury Automotive Group, Inc.
4.50%, due 3/1/28	4,631,000	4,398,290
4.625%, due 11/15/29 (a)	3,945,000	3,651,495
4.75%, due 3/1/30	5,212,000	4,865,268
5.00%, due 2/15/32 (a)	2,350,000	2,135,688
CEC Entertainment LLC
6.75%, due 5/1/26 (a)	4,700,000	4,587,567
Dave & Buster's, Inc.
7.625%, due 11/1/25 (a)	3,005,000	3,042,563
Group 1 Automotive, Inc.
4.00%, due 8/15/28 (a)	4,165,000	3,862,483
Ken Garff Automotive LLC
4.875%, due 9/15/28 (a)	7,000,000	6,624,737
KFC Holding Co.
4.75%, due 6/1/27 (a)	5,135,000	5,056,948
LCM Investments Holdings II LLC (a)
4.875%, due 5/1/29	12,530,000	11,639,301
8.25%, due 8/1/31	2,665,000	2,781,472
Murphy Oil USA, Inc.
4.75%, due 9/15/29	3,000,000	2,842,500
5.625%, due 5/1/27	2,994,000	2,967,914
NMG Holding Co., Inc.
7.125%, due 4/1/26 (a)	22,850,000	21,957,634
	Principal Amount	Value

Retail (continued)
Papa John's International, Inc.
3.875%, due 9/15/29 (a)	$ 4,930,000	$ 4,360,890
Patrick Industries, Inc. (a)
4.75%, due 5/1/29	1,795,000	1,634,555
7.50%, due 10/15/27	5,615,000	5,629,037
PetSmart, Inc.
7.75%, due 2/15/29 (a)	4,285,000	4,168,525
Sonic Automotive, Inc. (a)
4.625%, due 11/15/29	3,500,000	3,185,040
4.875%, due 11/15/31	3,210,000	2,861,241
Yum! Brands, Inc.
3.625%, due 3/15/31	11,385,000	10,266,926
4.625%, due 1/31/32	10,950,000	10,239,341
4.75%, due 1/15/30 (a)	9,687,000	9,389,803
5.375%, due 4/1/32	8,235,000	8,090,869
6.875%, due 11/15/37	2,000,000	2,196,160
		161,000,916
Software 4.0%
ACI Worldwide, Inc.
5.75%, due 8/15/26 (a)	4,405,000	4,375,465
Camelot Finance SA
4.50%, due 11/1/26 (a)	4,480,000	4,374,362
Central Parent LLC
8.00%, due 6/15/29 (a)	4,750,000	4,957,860
Clarivate Science Holdings Corp. (a)
3.875%, due 7/1/28	8,835,000	8,330,470
4.875%, due 7/1/29	16,500,000	15,482,513
Fair Isaac Corp.
5.25%, due 5/15/26 (a)	3,219,000	3,196,081
MSCI, Inc. (a)
3.25%, due 8/15/33	2,900,000	2,423,782
3.625%, due 9/1/30	4,000,000	3,619,177
3.625%, due 11/1/31	2,800,000	2,464,388
3.875%, due 2/15/31	10,120,000	9,246,449
4.00%, due 11/15/29	8,000,000	7,519,022
Open Text Corp. (a)
3.875%, due 2/15/28	4,560,000	4,237,208
3.875%, due 12/1/29	2,500,000	2,242,085
6.90%, due 12/1/27	3,150,000	3,274,901
Open Text Holdings, Inc. (a)
4.125%, due 2/15/30	8,499,000	7,692,230
4.125%, due 12/1/31	1,500,000	1,325,801
PTC, Inc. (a)
3.625%, due 2/15/25	1,500,000	1,466,397
4.00%, due 2/15/28	9,236,000	8,752,865
SS&C Technologies, Inc.
5.50%, due 9/30/27 (a)	5,885,000	5,801,037

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Software (continued)
Veritas US, Inc.
7.50%, due 9/1/25 (a)	$ 4,390,000	$ 3,624,254
		104,406,347
Telecommunications 2.8%
Connect Finco SARL
6.75%, due 10/1/26 (a)	14,105,000	14,020,508
Frontier Communications Holdings LLC
5.875%, due 10/15/27 (a)	2,500,000	2,415,253
Level 3 Financing, Inc.
3.75%, due 7/15/29 (a)	1,500,000	637,500
Sprint Capital Corp.
6.875%, due 11/15/28	31,815,000	34,472,539
T-Mobile USA, Inc.
3.375%, due 4/15/29	2,500,000	2,322,758
4.75%, due 2/1/28	11,450,000	11,408,443
5.375%, due 4/15/27	8,875,000	8,905,486
		74,182,487
Transportation 0.9%
GN Bondco LLC
9.50%, due 10/15/31 (a)	5,220,000	5,096,234
Seaspan Corp.
5.50%, due 8/1/29 (a)	6,765,000	5,659,460
Watco Cos. LLC
6.50%, due 6/15/27 (a)	12,665,000	12,665,000
		23,420,694
Total Corporate Bonds (Cost $2,358,247,646)		2,275,802,977
Loan Assignments 4.9%
Automobile 0.3%
Dealer Tire Financial LLC
Term Loan B2
9.856% (1 Month SOFR + 4.50%), due 12/14/27 (d)	3,960,000	3,969,900
Tenneco, Inc.
First Lien Term Loan B 10.448% - 10.469%
(3 Month SOFR + 5.00%), due 11/17/28 (d)	5,550,000	4,873,211
		8,843,111
	Principal Amount	Value

Beverage, Food & Tobacco 0.1%
United Natural Foods, Inc.
Initial Term Loan
8.72% (1 Month SOFR + 3.25%), due 10/22/25 (d)	$ 3,434,215	$ 3,426,213
Cargo Transport 0.2%
Forward Air Corp.-Cov-Lite
Senior Secured Term Loan B
9.856%, due 9/20/30	5,900,000	5,590,250
Chemicals, Plastics & Rubber 0.4%
Innophos Holdings, Inc.
Initial Term Loan
8.72% (1 Month SOFR + 3.25%), due 2/5/27 (d)	1,828,750	1,791,604
Jazz Pharmaceuticals plc
Initial Dollar Term Loan
8.97% (1 Month SOFR + 3.50%), due 5/5/28 (d)	8,136,855	8,169,907
		9,961,511
Energy (Electricity) 0.1%
Talen Energy Supply LLC
Initial Term Loan B
9.869% (3 Month SOFR + 4.50%), due 5/17/30 (d)	2,383,025	2,392,333
Finance 0.6%
AAdvantage Loyality IP Ltd.
Initial Term Loan
10.427% (3 Month SOFR + 4.75%), due 4/20/28 (d)	1,800,000	1,848,375
Mativ Holdings, Inc.
Term Loan B
9.22% (1 Month SOFR + 3.75%), due 4/20/28 (d)	2,270,705	2,253,675
Osaic Holdings, Inc.
Term Loan B2
9.856% (1 Month SOFR + 4.50%), due 8/17/28 (d)	2,750,000	2,755,844
RealTruck Group, Inc. (d)
Initial Term Loan
8.97% (1 Month SOFR + 3.50%), due 1/31/28	3,314,787	3,268,175
Second Amendment Incremental Term Loan
10.47% (1 Month SOFR + 5.00%), due 1/31/28	2,550,000	2,508,562
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Loan Assignments (continued)
Finance (continued)
Superannuation and Investments Finco Pty. Ltd.
Initial U.S. Term Loan
9.22% (1 Month SOFR + 3.75%), due 12/1/28 (d)	$ 2,646,000	$ 2,646,000
		15,280,631
Healthcare, Education & Childcare 0.3%
Endo Luxembourg Finance Co. I SARL
2021 Term Loan
14.50% (1 Month PRIME + 6.00%), due 3/27/28 (d)	5,100,000	3,315,000
LifePoint Health, Inc.
2023 Refinancing Term Loan
11.168% (3 Month SOFR + 5.50%), due 11/16/28 (d)	4,250,000	4,231,406
		7,546,406
High Tech Industries 0.2%
Open Text Corp.
2023 Replacement Term Loan
8.206% (1 Month SOFR + 2.75%), due 1/31/30 (d)	4,845,398	4,847,127
Insurance 0.1%
USI, Inc.
Term Loan
8.348% (1 Month SOFR + 3.00%), due 11/22/29 (d)	3,400,000	3,405,668
Leisure, Amusement, Motion Pictures & Entertainment 0.3%
Carnival Corp. (d)
Initial Advance Term Loan
8.357% (1 Month SOFR + 3.00%), due 8/9/27	4,477,500	4,481,230
2021 Incremental Advance Term Loan B
8.72% (1 Month SOFR + 3.25%), due 10/18/28	3,332,000	3,336,165
		7,817,395
Media 0.3%
Directv Financing LLC
Closing Date Term Loan
10.65% (3 Month SOFR + 5.00%), due 8/2/27 (d)	7,208,586	7,215,795
	Principal Amount	Value

Mining, Steel, Iron & Non-Precious Metals 0.2%
American Rock Salt Co. LLC
First Lien Initial Term Loan
9.47% (1 Month SOFR + 4.00%), due 6/9/28 (d)	$ 4,707,928	$ 4,425,453
Oil & Gas 0.5%
New Fortress Energy, Inc.
Initial Term Loan
10.39% (3 Month SOFR + 5.00%), due 10/30/28 (d)	5,600,000	5,509,000
PetroQuest Energy LLC (b)(f)
Term Loan
15.00%, due 11/8/25	7,145,883	3,430,024
2020 Term Loan
15.00% (15.00% PIK) (1 Month LIBOR + 6.50%), due 9/19/26 (c)(d)	697,151	697,150
Term Loan
15.00% (1 Month LIBOR + 6.50%), due 1/1/28 (d)	908,373	908,373
TransMontaigne Operating Co. LP
Tranche Term Loan B
8.97% (1 Month SOFR + 3.50%), due 11/17/28 (d)	3,332,000	3,318,812
		13,863,359
Personal, Food & Miscellaneous Services 0.0% ‡
WW International, Inc.
Initial Term Loan
8.97% (1 Month SOFR + 3.50%), due 4/13/28 (d)	1,550,000	1,092,750
Retail 0.9%
Great Outdoors Group LLC
Term Loan B2
9.22% (1 Month SOFR + 3.75%), due 3/6/28 (d)	23,689,638	23,668,483
Services Business 0.1%
GIP II Blue Holding LP
Initial Term Loan
9.97% (1 Month SOFR + 4.50%), due 9/29/28 (d)	2,221,173	2,229,503

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Software 0.2%
Cloud Software Group, Inc. (d)
First Lien Term Loan A
9.948% (3 Month SOFR + 4.50%), due 9/29/28	$ 2,974,763	$ 2,899,650
First Lien Dollar Term Loan B
9.948% (3 Month SOFR + 4.50%), due 3/30/29	2,977,470	2,910,477
		5,810,127
Utilities 0.1%
PG&E Corp.
Term Loan
7.856% (1 Month SOFR + 2.50%), due 6/23/27 (d)	2,250,000	2,249,437
Total Loan Assignments (Cost $132,101,584)		129,665,552
Total Long-Term Bonds (Cost $2,513,314,873)		2,435,270,259

	Shares

Common Stocks 1.7%
Consumer Staples Distribution & Retail 0.0% ‡
ASG Warrant Corp. (b)(f)(k)	3,368	—
Distributors 0.1%
ATD New Holdings, Inc. (k)	44,740	1,288,512
Electric Utilities 0.0% ‡
Keycon Power Holdings LLC (b)(f)(k)	11,280	113
Electrical Equipment 0.1%
Energy Technologies, Inc. (b)(f)(k)	4,822	1,388,736
Energy Equipment & Services 0.1%
Forum Energy Technologies, Inc. (k)	161,661	3,584,024
Nine Energy Service, Inc. (k)	35,103	94,076
		3,678,100
Independent Power and Renewable Electricity Producers 0.2%
GenOn Energy, Inc. (h)	115,826	5,212,170
Oil, Gas & Consumable Fuels 1.2%
Chord Energy Corp.	13,354	2,219,836
	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Gulfport Energy Corp. (k)	162,930	$ 21,702,276
PetroQuest Energy, Inc. (b)(f)(k)	82,247	—
Talos Energy, Inc. (k)	550,880	7,839,022
		31,761,134
Total Common Stocks (Cost $69,247,918)		43,328,765
Preferred Stock 0.4%
Electrical Equipment 0.4%
Energy Technologies Ltd. (b)(f)(k)	10,741	9,666,900
Total Preferred Stock (Cost $10,297,701)		9,666,900

	Number of Warrants

Warrants 0.0% ‡
Hotels, Restaurants & Leisure 0.0% ‡
CWT Travel Holdings, Inc. (f)(k)
Expires 11/19/26	44,246	—
Expires 11/19/28	46,574	—
		—
Oil, Gas & Consumable Fuels 0.0% ‡
California Resources Corp.
Expires 10/27/24 (k)	9,742	188,800
Total Warrants (Cost $8,174,223)		188,800
Total Investments (Cost $2,601,034,715)	94.4%	2,488,454,724
Other Assets, Less Liabilities	5.6	148,825,144
Net Assets	100.0%	$ 2,637,279,868

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Illiquid security—As of December 31, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $38,629,427, which represented 1.5% of the Portfolio’s net assets. (Unaudited)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments December 31, 2023†^ (continued)
(c)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(d)	Floating rate—Rate shown was the rate in effect as of December 31, 2023.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(g)	Issue in non-accrual status.
(h)	Restricted security. (See Note 5)
(i)	Step coupon—Rate shown was the rate in effect as of December 31, 2023.
(j)	Issue in default.
(k)	Non-income producing security.

Abbreviation(s):
LIBOR—London Interbank Offered Rate
SOFR—Secured Overnight Financing Rate

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$ —	$ 29,801,730	$ —	$ 29,801,730
Corporate Bonds	—	2,269,422,477	6,380,500	2,275,802,977
Loan Assignments	—	124,630,005	5,035,547	129,665,552
Total Long-Term Bonds	—	2,423,854,212	11,416,047	2,435,270,259
Common Stocks	35,439,234	6,500,682	1,388,849	43,328,765
Preferred Stock	—	—	9,666,900	9,666,900
Warrants	188,800	—	—	188,800
Total Investments in Securities	$ 35,628,034	$ 2,430,354,894	$ 22,471,796	$ 2,488,454,724

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP MacKay High Yield Corporate Bond Portfolio

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in securities, at value (identified cost $2,601,034,715)	$2,488,454,724
Cash	115,284,772
Receivables:
Interest	43,107,450
Portfolio shares sold	526,328
Other assets	510,647
Total assets	2,647,883,921
Liabilities
Payables:
Investment securities purchased	6,958,346
Portfolio shares redeemed	1,795,406
Manager (See Note 3)	1,234,554
NYLIFE Distributors (See Note 3)	468,769
Professional fees	74,668
Shareholder communication	31,613
Custodian	28,710
Accrued expenses	11,987
Total liabilities	10,604,053
Net assets	$2,637,279,868
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 295,163
Additional paid-in-capital	2,797,707,540
2,798,002,703
Total distributable earnings (loss)	(160,722,835)
Net assets	$2,637,279,868
Initial Class
Net assets applicable to outstanding shares	$ 404,005,671
Shares of beneficial interest outstanding	44,517,549
Net asset value per share outstanding	$ 9.08
Service Class
Net assets applicable to outstanding shares	$2,233,274,197
Shares of beneficial interest outstanding	250,645,936
Net asset value per share outstanding	$ 8.91

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Interest	$168,252,230
Dividends	6,040,565
Total income	174,292,795
Expenses
Manager (See Note 3)	14,662,612
Distribution/Service—Service Class (See Note 3)	5,519,496
Professional fees	273,441
Shareholder communication	96,704
Trustees	68,704
Custodian	67,639
Miscellaneous	91,561
Total expenses	20,780,157
Net investment income (loss)	153,512,638
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(56,454,736)
Net change in unrealized appreciation (depreciation) on investments	190,921,470
Net realized and unrealized gain (loss)	134,466,734
Net increase (decrease) in net assets resulting from operations	$287,979,372
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP MacKay High Yield Corporate Bond Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 153,512,638	$ 146,111,580
Net realized gain (loss)	(56,454,736)	(27,833,550)
Net change in unrealized appreciation (depreciation)	190,921,470	(393,576,205)
Net increase (decrease) in net assets resulting from operations	287,979,372	(275,298,175)
Distributions to shareholders:
Initial Class	(23,513,967)	(24,718,944)
Service Class	(123,530,101)	(121,925,643)
Total distributions to shareholders	(147,044,068)	(146,644,587)
Capital share transactions:
Net proceeds from sales of shares	157,785,599	170,826,531
Net asset value of shares issued to shareholders in reinvestment of distributions	147,044,068	146,644,587
Cost of shares redeemed	(463,040,044)	(612,645,987)
Increase (decrease) in net assets derived from capital share transactions	(158,210,377)	(295,174,869)
Net increase (decrease) in net assets	(17,275,073)	(717,117,631)
Net Assets
Beginning of year	2,654,554,941	3,371,672,572
End of year	$2,637,279,868	$2,654,554,941
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.62	$ 9.94	$ 9.89	$ 9.96	$ 9.32
Net investment income (loss) (a)	0.54	0.47	0.47	0.54	0.58
Net realized and unrealized gain (loss)	0.45	(1.29)	0.08	(0.04)	0.64
Total from investment operations	0.99	(0.82)	0.55	0.50	1.22
Less distributions:
From net investment income	(0.53)	(0.50)	(0.50)	(0.57)	(0.58)
Net asset value at end of year	$ 9.08	$ 8.62	$ 9.94	$ 9.89	$ 9.96
Total investment return (b)	11.87%	(8.06)%	5.51%	5.40%	13.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.03%	5.15%	4.66%	5.56%	5.84%
Net expenses	0.58%	0.58%	0.58%	0.59%(c)	0.59%(c)
Portfolio turnover rate	18%	12%	35%	39%	28%
Net assets at end of year (in 000's)	$ 404,006	$ 444,733	$ 592,890	$ 461,075	$ 471,775

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.47	$ 9.77	$ 9.74	$ 9.81	$ 9.19
Net investment income (loss) (a)	0.51	0.44	0.44	0.50	0.55
Net realized and unrealized gain (loss)	0.44	(1.26)	0.06	(0.02)	0.62
Total from investment operations	0.95	(0.82)	0.50	0.48	1.17
Less distributions:
From net investment income	(0.51)	(0.48)	(0.47)	(0.55)	(0.55)
Net asset value at end of year	$ 8.91	$ 8.47	$ 9.77	$ 9.74	$ 9.81
Total investment return (b)	11.59%	(8.29)%	5.25%	5.14%	12.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.80%	4.91%	4.43%	5.31%	5.60%
Net expenses	0.83%	0.83%	0.83%	0.84%(c)	0.84%(c)
Portfolio turnover rate	18%	12%	35%	39%	28%
Net assets at end of year (in 000's)	$ 2,233,274	$ 2,209,821	$ 2,778,783	$ 2,614,734	$ 2,557,069

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP MacKay High Yield Corporate Bond Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay High Yield Corporate Bond Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 1995
Service Class	June 4, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio
prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an

27

Notes to Financial Statements (continued)
independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of

28	MainStay VP MacKay High Yield Corporate Bond Portfolio

market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Portfolio's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Portfolio's procedures described above. The liquidity of the Portfolio's investments was determined as of December 31, 2023, and can change at any time.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities is accreted daily based on the effective interest method. Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses
29

Notes to Financial Statements (continued)
can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the Secured Overnight Financing Rate ("SOFR") or an alternative reference rate.
The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities.
(H) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.
Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed.
(I) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Portfolio primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks.
Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(J) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that have relied or continue to rely on LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority ("FCA"), which regulates LIBOR,

30	MainStay VP MacKay High Yield Corporate Bond Portfolio

ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. In connection with supervisory guidance from U.S. regulators, certain U.S. regulated entities have generally ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on SOFR (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Portfolio's investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Portfolio.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to the Portfolio.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.57% up to $1 billion; 0.55% from $1 billion to $5 billion; and 0.525% in excess of $5 billion. During the year ended December 31, 2023, the effective management fee rate was 0.56% of the Portfolio's average daily net assets.
During the year ended December 31, 2023, New York Life Investments earned fees from the Portfolio in the amount of $14,662,612 and paid the Subadvisor fees in the amount of $7,331,306.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's
31

Notes to Financial Statements (continued)
administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$2,601,676,414	$54,333,333	$(167,555,023)	$(113,221,690)
As of December 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$154,867,478	$(201,019,889)	$(1,348,734)	$(113,221,690)	$(160,722,835)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to cumulative bond amortization adjustments.
As of December 31, 2023, for federal income tax purposes, capital loss carryforwards of $201,019,889, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$13,618	$187,402
During the years ended December 31, 2023 and December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$147,044,068	$146,644,587

Note 5–Restricted Securities
Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.
As of December 31, 2023, restricted securities held by the Portfolio were as follows:
Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	12/31/23 Value	Percent of Net Assets
Briggs & Stratton Corp. Escrow Claim Shares
Corporate Bond 6.875%, due 12/15/20	2/26/21	$ 5,030,000	$ 5,170,425	$ —	0.0%
GenOn Energy, Inc.
Common Stock	12/14/18	115,826	12,970,154	5,212,170	0.2
Sterling Entertainment Enterprises LLC
Corporate Bond 10.25%, due 1/15/25	12/28/17	$ 7,000,000	6,979,380	6,380,500	0.2
Total			$ 25,119,959	$ 11,592,670	0.4%
32	MainStay VP MacKay High Yield Corporate Bond Portfolio

Note 6–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 7–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily SOFR + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 8–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 9–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2023, purchases and sales of securities, other than short-term securities, were $450,430 and $618,475, respectively.
Note 10–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2023 and December 31, 2022, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	2,543,277	$ 22,581,222
Shares issued to shareholders in reinvestment of distributions	2,755,812	23,513,967
Shares redeemed	(12,386,994)	(109,896,288)
Net increase (decrease)	(7,087,905)	$ (63,801,099)
Year ended December 31, 2022:
Shares sold	7,121,288	$ 65,542,215
Shares issued to shareholders in reinvestment of distributions	2,967,745	24,718,944
Shares redeemed	(18,114,997)	(165,203,247)
Net increase (decrease)	(8,025,964)	$ (74,942,088)

Service Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	15,363,866	$ 135,204,377
Shares issued to shareholders in reinvestment of distributions	14,737,721	123,530,101
Shares redeemed	(40,427,375)	(353,143,756)
Net increase (decrease)	(10,325,788)	$ (94,409,278)
Year ended December 31, 2022:
Shares sold	11,574,208	$ 105,284,316
Shares issued to shareholders in reinvestment of distributions	14,890,045	121,925,643
Shares redeemed	(49,817,798)	(447,442,740)
Net increase (decrease)	(23,353,545)	$(220,232,781)
Note 11–Other Matters
As of the date of this report, the Portfolio faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Portfolio's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Portfolio's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager

33

Notes to Financial Statements (continued)
for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
34	MainStay VP MacKay High Yield Corporate Bond Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP MacKay High Yield Corporate Bond Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay High Yield Corporate Bond Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodians, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2024
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP MacKay High Yield Corporate Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, MacKay personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements.  In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio manager of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

36	MainStay VP MacKay High Yield Corporate Bond Portfolio

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have invested in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Portfolio and considered the terms of each of the Advisory Agreements.  The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at MacKay.  The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Portfolio.  The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Portfolio.  In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks.  The Board
37

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between a representative of MacKay and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay, and profitability of New York Life Investments and its affiliates, including MacKay due to their relationships with the Portfolio, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio.  The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio.  The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio.  In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts.  The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor, and insurance companies affiliated with New York Life Investments would be entitled to receive fees from the Portfolio under a distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York

38	MainStay VP MacKay High Yield Corporate Bond Portfolio

Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Portfolio, if any.  The Board considered the contractual management fee schedule for the Portfolio as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses.  The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Portfolio and whether the Portfolio’s management fee and expense structure permits any economies of scale to be appropriately shared with the Portfolio’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio.  The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Portfolio’s shareholders through the Portfolio’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
39

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
40	MainStay VP MacKay High Yield Corporate Bond Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay VP Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay Funds: Trustee since 2023 (11 Funds)
MainStay Funds Trust: Trustee since 2023 (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
41

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay VP Funds Trust: Chair since 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC since 1990	81	MainStay Funds: Chair since January 2017 and Trustee since 2007 (11 Funds); MainStay Funds Trust: Chair since January 2017 and Trustee since 1990 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
42	MainStay VP MacKay High Yield Corporate Bond Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay Funds: Trustee since 2006 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
43

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015 to 2016); Managing Director, Product Development (from 2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
44	MainStay VP MacKay High Yield Corporate Bond Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP Natural Resources Portfolio
MainStay VP PineStone International Equity Portfolio1
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio2
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
PineStone Asset Management Inc.
Montreal, Québec
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to August 28, 2023, the Portfolio's name was MainStay VP MacKay International Equity Portfolio.
2.	Effective on or about May 1, 2024, the MainStay VP MacKay Government Portfolio will be renamed the MainStay VP U.S. Infrastructure Bond Portfolio.
Not part of the Annual Report

2023 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2024 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015857	MSVPHYCB11-02/24
(NYLIAC) NI520

MainStay VP Income Builder Portfolio

Message from the President and Annual Report
December 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit our website.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Against a backdrop of easing inflationary pressures and continued economic growth, stocks and bonds generally gained ground during the 12-month period ended December 31, 2023, despite high levels of volatility and sharp disparities between the performance of the different market sectors.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation, interest rate, and economic growth trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 6.4% in January, and 3.4% in December 2023. At the same time, the Fed increased the benchmark federal funds rate from 4.25%–4.50% at the beginning of reporting period, to 5.25%–5.50% as of the end of 2023. Despite the increasing cost of capital and tighter lending environment that resulted from rising rates, economic growth remained surprisingly robust, bolstered by high levels of consumer spending, low levels of unemployment and better-than-expected corporate earnings. With the pace of rate increases slowing from the prior year, investors began hoping for an early shift to a looser monetary policy, with stock prices and bond yields reacting as economic data and statements from the Fed either reinforced or undercut those hopes. Following months of hawkish rhetoric, the Fed finally reversed its stance in December 2023, signaling a positive economic outlook with little chance of a recession and a likelihood of rate cuts in 2024.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced strong gains during the reporting period-– recovering all its losses from 2022 and approached new record territory. A preponderance of the Index’s gains were generated by a relatively small number of mega-cap stocks in the information technology, communication services and consumer discretionary sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened during the closing weeks of the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced generally positive returns, bolstered by attractive and relatively stable yields. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield. Corporate bond prices trended moderately higher, generally outperforming government securities. After years of low yields and tight credit spreads, the corporate sector benefited from more attractive valuations and income opportunities. Among corporates, markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. International bond markets produced mixed returns, with emerging-markets issues advancing over their developed-markets counterparts.
The market volatility of recent years reminds us of the constant need for experienced and steadfast portfolio management in the face of uncertainty. New York Life Investments remains dedicated to providing you, as a valued MainStay VP investor, with the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1/29/1993	10.05%	6.04%	5.01%	0.62%
Service Class Shares	6/4/2003	9.78	5.78	4.75	0.87

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
MSCI World Index (Net)[1]	23.79%	12.80%	8.60%
Bloomberg U.S. Aggregate Bond Index[2]	5.53	1.10	1.81
Blended Benchmark Index[3]	16.27	8.31	6.08
Morningstar World Allocation Category Average[4]	10.72	6.09	4.02

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The MSCI World Index (Net) is the Portfolio's primary broad-based securities market index for comparison purposes. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
2.	The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
3.	The Portfolio has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the MSCI World Index (Net) and the Bloomberg U.S. Aggregate Bond Index, weighted 60% and 40%, respectively.
4.	The Morningstar World Allocation Category Average is representative of funds that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these funds do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such funds to invest more than 10% of their assets in emerging markets. These funds typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Income Builder Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,051.90	$3.21	$1,022.08	$3.16	0.62%
Service Class Shares	$1,000.00	$1,050.60	$4.50	$1,020.82	$4.43	0.87%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Income Builder Portfolio

Portfolio Composition as of December 31, 2023 (Unaudited)
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2023 (excluding short-term investments) (Unaudited)
1.	GNMA, (zero coupon)-7.83%, due 4/20/48–10/16/63
2.	FHLMC STACR REMIC Trust, 7.437%-12.837%, due 8/25/33–1/25/51
3.	UMBS, 30 Year, 2.50%-6.50%, due 8/1/48–12/1/53
4.	FHLMC, (zero coupon)-4.50%, due 1/15/41–1/25/55
5.	U.S. Treasury Bonds, 4.75%, due 11/15/43–11/15/53
6.	Broadcom, Inc.
7.	Microsoft Corp.
8.	UMBS Pool, 30 Year, 3.50%-6.50%, due 7/1/50–12/1/53
9.	Bank of America Corp.
10.	International Business Machines Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Portfolio’s Manager; Neil Moriarty III, Shu-Yang Tan, Tom Musmanno, CFA and Michael DePalma of MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the fixed-income portion of the Portfolio; and William W. Priest, CFA, Michael A. Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Subadvisor for the equity portion of the Portfolio.
How did MainStay VP Income Builder Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2023?
For the 12 months ended December 31, 2023, MainStay VP Income Builder Portfolio returned 10.05% for Initial Class shares and 9.78% for Service Class shares. Over the same period, both share classes underperformed the 23.79% return of the MSCI World Index (Net), which is the Portfolio’s primary benchmark; outperformed the 5.53% return of the Bloomberg U.S. Aggregate Bond Index, which is the Portfolio’s secondary benchmark; and underperformed the 16.27% return of the Blended Benchmark Index, which is an additional benchmark of the Portfolio. For the 12 months ended December 31, 2023, both share classes underperformed the 10.72% return of the Morningstar World Allocation Category Average.1
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
U.S. equities staged a remarkable recovery in 2023, as policy actions and a strong labor market gradually reduced the odds of a recession, ending the year with the U.S. Federal Reserve (the “Fed”) finally signaling the pivot on interest rates that had been anticipated for the prior two years. The economic backdrop and uncertainties that had plagued the markets through a challenging 2022 remained in place at the start of the reporting period: inflation at multi-decade highs, central bankers adamantly hawkish, elevated geopolitical tensions driving a trend of deglobalizing trade and forecasts for a near-term recession almost ubiquitous. Despite these pressures, investors began 2023 optimistic that sluggish disinflation would lead to a dovish policy pivot, fueling a steep rally in January. However, swift hawkish pushback from the Fed drove markets lower in February, making it clear that equities would remain heavily influenced by long-standing uncertainties regarding the trajectory for inflation and interest rates.
The market’s response to the high-profile collapse of a few regional banks in March drove this point home forcefully. Markets dipped briefly on the news, but rather than sparking lasting economic fears, the episode ultimately fueled broad expectations for an early dovish pivot by the Fed. Those hopes reignited risk-on sentiment and drove markets higher. Rising broad market indexes painted a misleading picture, however, as market leadership proved extraordinarily narrow. Many of the mega-cap technology titans that frequently led markets in recent years once again emerged as market darlings, with Apple, Microsoft, Alphabet, Amazon.com, NVIDIA, Meta Platforms and Tesla collectively earning the name “The Magnificent 7.” The concentrated rally was led by the fact that the aforementioned stocks were central players in the mainstream arrival of generative artificial intelligence (“AI”). AI’s headlining emergence further galvanized bullish sentiment, with market caps soaring for the Magnificent 7, together with several other companies perceived as early movers in the space.
The rally powered through most of the summer, sustained by remarkably resilient consumer spending alongside a thriving economy, continued disinflation and a pause in rate hikes. However, sentiment shifted once again in August, as markets began to digest the Fed's hawkish messaging and "higher-for-longer" stance on rates. Surging bond yields accompanied declining equities through late October, before sentiment abruptly reversed again on another bout of peak-Fed and soft-landing hopes. The Fed’s revised December forecast of 75 basis points of easing in 2024 drove the equity market even higher, with investors pricing in more rate cuts than the Fed suggested. (A basis point is one one-hundredth of a percentage point.) Markets ended the year having recouped nearly all the ground lost in 2022.
On the fixed-income side, although volatility was prevalent throughout the reporting period, in our opinion no single event adversely impacted the Portfolio’s performance or liquidity significantly during the reporting period.
What factors affected the relative performance of the equity portion of the Portfolio during the reporting period?
The reporting period saw sentiment swing several times as investors grappled with the forward trajectory for interest rates and global growth. The strength and narrowness of market leadership heavily pressured the equity portion of the Portfolio’s performance relative to the MSCI World Index (Net). Underperformance was significantly concentrated in the first half of 2023, largely due to the surge in mega-cap tech stocks, many of which do not pay a dividend and so are outside of the Portfolio’s investable universe. By nature of being a more defensive, income-oriented strategy and, therefore, having a value tilt, the sector/industry exposures within the Portfolio also gave rise to relative performance headwinds; utilities, a sector in which the Portfolio tends to hold an overweight position, was the weakest sector within the MSCI World Index (Net), and information technology, a sector in which the Portfolio tends to hold an underweight position, was the strongest. From a factor perspective, negative exposure to market sensitivity and size were headwinds to relative return. The Portfolio continued to find companies with strong, growing cash flows and capital allocation policies that emphasize returning excess free cash flow to shareholders. Dividend growth remained central to the Portfolio’s investment strategy, with most holdings increasing their dividend in 2023. The Portfolio participated in the market rallies and

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Income Builder Portfolio

provided downside protection during the two broader market downturns.
Which market segments were the strongest positive contributors to relative performance in the equity portion of the Portfolio, and which market segments detracted the most?
During the reporting period, the energy sector made the strongest contribution to returns relative to the MSCI World Index (Net), due to positive stock selection. (Contributions take weightings and total returns into account.) Stock selection in real estate also contributed positively. Information technology was the largest detractor, due to stock selection and an underweight allocation to the best performing sector in the MSCI World Index (Net). Communication services was the next-most significant detractor, driven by stock selection, followed by consumer discretionary, as a result of stock selection and an underweight allocation.
During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Portfolio and which stocks detracted the most?
The strongest positive contributors to the absolute performance of the equity portion of the Portfolio included communications semiconductor manufacturer Broadcom, enterprise software company Microsoft and consumer electronics maker Apple.
Broadcom designs and manufactures digital and analog semiconductors focused on connectivity. It also develops and maintains software for mainframe applications. Shares outperformed based on continued support for, and backlog of, enterprise network upgrades. The stock also benefited from growing AI-related workloads and the completion of the company’s acquisition of cloud computing and virtualization company VMWare, which led Broadcom’s management to provide positive forward guidance for 2024. Broadcom returns cash to shareholders via an attractive dividend, with a target of paying out 50% of free cash flow. The balance of cash generation is used to fund debt reduction, share repurchases and/or accretive mergers and acquisitions.
Microsoft shares rose on the company’s strong position in generative AI. The company is at the forefront of AI adoption through its investment in, and integration of, models developed by OpenAI. Shared plans for integration, pricing and a better board structure all helped drive Microsoft’s shares higher. Management is dedicated to shareholder returns through continued improvements to its dividend and share repurchase plans.
Apple shares outperformed as the company benefited from being one of a handful of favored mega-cap tech names to which investors flocked in an uncertain economic environment. Underlying financial performance was solid, despite softness in iPhone sales prior to the iPhone 15 launch. Mac sales were pressured on difficult post-pandemic comparisons. Apple returns cash to shareholders through dividends and share repurchases.
The weakest contributors to the absolute performance of the equity portion of the Portfolio included positions in regional bank KeyCorp, pharmaceutical company Pfizer and tobacco producer British American Tobacco.
KeyCorp operates branches in 15 states in the Northeast, Midwest, and Northwest United States. Shares declined during the reporting period, along with those of banking industry peers, as the failures of Silicon Valley Bank and Signature Bank caused a crisis of confidence that reverberated through the entire sector. Although we believe the company will continue to generate strong earnings power, as higher capital standards for the industry are expected to be imposed by regulators, we anticipate that KeyCorp will need to build capital by retaining a greater proportion of earnings, holding dividends flat and deferring share repurchases for several years. We exited the Portfolio’s position to reallocate funds toward other companies in the sector that offered stronger potential for capital returns over the medium term.
Pfizer develops and markets drugs and vaccines in several therapeutic areas. Shares lagged in 2023, underperforming peers in the pharmaceutical industry as the company adjusted to life without the strong tailwind from its COVID-19 franchise drugs. The impact was compounded in December, when preliminary guidance for 2024 suggested COVID-19-related sales below market expectations. During the reporting period, Pfizer also reported that its entry in the GLP-1 class failed in a key clinical trial. Despite these near-term stumbles, we expect that ongoing revenues and earnings from the COVID-19 franchise will remain substantial, with other pipeline opportunities to offset the GLP-1 disappointment. Pfizer raised its dividend in December in line with other dividend increases in recent years, demonstrating management's confidence in, and commitment to, the company’s attractive and well-covered dividend policy.
British American Tobacco holds 30% market share in its top 40 markets. The company has also invested to develop a robust portfolio of next-generation, reduced-risk products. Sentiment toward the company’s stock came under pressure during the reporting period, due to modest share losses to lower-price competitors, suboptimal execution in the state of California after menthol products were banned earlier in the year, continued fears regarding regulation of U.S. vaping products and the company's abrupt replacement of its CEO in May. Long term, British American Tobacco's top-line growth, coupled with disciplined cost controls, allow it to generate strong cash flows and consistently return cash to shareholders through a growing dividend.
Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the equity portion of the Portfolio initiated multiple positions, including IT service provider Dell and communications and media company Rogers Communications. Dell provides products serving the infrastructure marketplace, including servers and data storage, and serves the consumer and
9

commercial space with PC hardware and peripherals. Growth is driven by an increase in data storage, processing and computing needs, and the company captures market share through attractive technology and pricing. Dell targets distributing 40-60% of adjusted free cash flow back to shareholders, which is achieved through a combination of a growing dividend and periodic share repurchases. Additional cash generation is directed to slight debt reduction and tuck-in mergers and acquisitions to broaden the company’s addressable market.
Rogers provides wireless, fixed line telephone, internet, cable TV and IT services in Canada. The company recently completed the acquisition of Shaw Communications wireline assets. We believe growth will come from market expansion driven by immigration into Canada, increased package sizes and market share gains in the Shaw footprint from bundled deals. Rogers returns cash through its dividend, debt reduction and periodic share repurchases.
A number of positions were closed during the reporting period, including equipment manufacturer Hubbell and tire manufacturer Bridgestone. Hubbell produces highly engineered utility solutions and electrical products for a broad range of applications that enable utility, commercial, and industrial customers to operate critical infrastructure safely, reliably and efficiently. The company has continued to generate robust cash flow in recent periods; however, in our view, share price appreciation has constrained the company's shareholder yield potential. We exited the Portfolio’s position to reallocate capital toward what we believe are more attractive opportunities. Bridgestone generates cash as a result of new car sales and replacement tires, which are largely tied to mileage driven. Growth is related to pricing, market share gains, global vehicle sales and miles driven, with near-term growth benefiting from investments in technology to increase the range of electric vehicles and a focus on larger-size tires. The position was closed to fund other opportunities.
How did sector weightings in the equity portion of the Portfolio change during the reporting period?
During the reporting period, the most significant sector allocation changes to the equity portion of the Portfolio included decreased exposures to financials and energy, and increased exposures to information technology and industrials. The most significant country allocation changes were increases in the United States and South Korea, and reductions in Germany and China. The Portfolio’s sector and country allocations are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder value.
How was the equity portion of the Portfolio positioned at the end of the reporting period?
Relative to the MSCI World Index (Net), as of December 31, 2023, the most substantially overweight sector positions in the equity portion of the Portfolio were in utilities and consumer staples. As of the same date, the most substantially underweight sector positions relative to the Index were in consumer discretionary and information technology. These relative weightings were the result of individual stock selections rather than a top-down macroeconomic view.
What factors affected the relative performance of the fixed-income portion of the Portfolio during the reporting period?
During the reporting period, security selection and overweight exposure to securitized products, high-yield corporates, and emerging-markets credit made positive contributions to the fixed-income portion of the Portfolio’s outperformance relative to the Bloomberg U.S. Aggregate Bond Index, as spread product,2 in general, outperformed.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
The fixed-income portion of the Portfolio used U.S. Treasury futures to hedge its duration.3 This position did not materially impact returns during the reporting period.
What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?
Although the fixed-income portion of the Portfolio maintained a longer duration position than the Bloomberg U.S. Aggregate Bond Index, it was reduced during the reporting period. The longer duration was a slight drag on relative performance during the year. As of the end of the reporting period, the Fund’s duration was 6.3 years, relative to 6.1 years for the Index.
What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?
During the reporting period, we lowered the fixed-income portion of the Portfolio’s risk profile by reducing its weight in high-yield corporate bonds due to tighter valuations, and we increased the Portfolio’s weight in residential mortgage-backed securities (“RMBS”) as those spreads to U.S. Treasury securities had widened out. Additionally, we reduced the Portfolio’s exposure to regional banks in favor of G-SIBs (globally systematically important banks), due to stronger capital ratios and balance sheet liquidity, in addition to the fact that regional banks have a
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
10	MainStay VP Income Builder Portfolio

disproportionate exposure to commercial real estate, which remained a risk.
During the reporting period, which market segments were the strongest positive contributors to the absolute performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?
During the reporting period, the market segments making the strongest contributions to the fixed-income portion of the Portfolio’s absolute returns included credit risk transfer bonds, investment-grade corporate bonds and asset-backed securities. The market segments that contributed the least on an absolute basis included collateralized mortgage obligations, U.S. Treasury securities and preferred securities.
Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the fixed-income portion of the Portfolio added exposure to Georgia Power, a fully regulated utility, because we saw attractive value on a risk-adjusted basis. Georgia Power benefits from stable and predictable cash flow generation and strong relationships with its regulators. The Portfolio also initiated a position in Charter Communications, based on attractive valuation. We consider Charter a core high yield holding as one of the largest cable and telecommunications providers in the United States, with solid fundamentals and relatively non-cyclical operations.
During the same period, we sold the Portfolio’s position in Howmet Aerospace for relative value reasons as valuations became full. Although Howmet is a strong high-yield credit rated BB+4 on an improving trajectory, in our opinion, the valuation already fully reflected any potential future improvement. At the time of sale, Howmet traded in line with, or better than, many low-BBB-rated5 investment-grade corporates. We also sold the Portfolio’s position in QVC following a periodic credit review of the issuer. In light of worsening earnings trends, coupled with our cautious outlook on cyclical consumer spending, we concluded that a stress event may materialize for the issuer in 2024, and was likely in 2025.
How did sector weightings change in the fixed-income portion of the Portfolio during the reporting period?
During the reporting period, the fixed-income portion of the Portfolio increased its exposure to residential and agency mortgage-backed securities. During the same period, the Portfolio reduced its exposure to Treasuries, as well as investment-grade and high-yield corporate bonds.
How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?
As of December 31, 2023, relative to the Bloomberg U.S. Aggregate Bond Index, the fixed-income portion of the Portfolio held overweight exposure to high-yield and investment-grade corporate bonds, as well as securitized assets. As of the same date, the Portfolio held underweight exposure to U.S. Treasury securities.
4.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
5.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
11

Portfolio of Investments December 31, 2023†^
	Principal Amount	Value
Long-Term Bonds 40.4%
Asset-Backed Securities 3.1%
Automobile Asset-Backed Securities 1.7%
American Credit Acceptance Receivables Trust (a)
Series 2021-2, Class D
1.34%, due 7/13/27	$ 400,000	$ 389,526
Series 2021-3, Class D
1.34%, due 11/15/27	940,000	909,065
Series 2021-2, Class E
2.54%, due 7/13/27	900,000	866,607
Avis Budget Rental Car Funding AESOP LLC
Series 2021-1A, Class A
1.38%, due 8/20/27 (a)	570,000	518,405
CPS Auto Receivables Trust
Series 2021-C, Class E
3.21%, due 9/15/28 (a)	260,000	244,358
Drive Auto Receivables Trust
Series 2021-2, Class D
1.39%, due 3/15/29	800,000	759,246
Exeter Automobile Receivables Trust
Series 2021-3A, Class E
3.04%, due 12/15/28 (a)	855,000	778,705
Flagship Credit Auto Trust (a)
Series 2021-1, Class D
1.27%, due 3/15/27	575,000	534,671
Series 2020-3, Class D
2.50%, due 9/15/26	280,000	266,794
Series 2022-2, Class D
5.80%, due 4/17/28	655,000	607,839
GLS Auto Receivables Issuer Trust (a)
Series 2021-2A, Class E
2.87%, due 5/15/28	795,000	741,270
Series 2019-4A, Class D
4.09%, due 8/17/26	535,000	528,500
Hertz Vehicle Financing III LP
Series 2021-2A, Class D
4.34%, due 12/27/27 (a)	1,295,000	1,157,498
Hertz Vehicle Financing LLC
Series 2021-1A, Class B
1.56%, due 12/26/25 (a)	520,000	500,901
		8,803,385
Home Equity Asset-Backed Securities 0.0% ‡
J.P. Morgan Mortgage Acquisition Trust
Series 2007-HE1, Class AF1
4.414% (1 Month SOFR + 0.214%), due 3/25/47 (b)	115,637	69,872
	Principal Amount	Value

Home Equity Asset-Backed Securities (continued) ‡
Mastr Asset-Backed Securities Trust
Series 2006-HE4, Class A1
5.57% (1 Month SOFR + 0.214%), due 11/25/36 (b)	$ 184,490	$ 57,700
		127,572
Other Asset-Backed Securities 1.4%
American Airlines Pass-Through Trust
Series 2016-2, Class A
3.65%, due 6/15/28	509,247	454,838
Series 2019-1, Class B
3.85%, due 2/15/28	372,644	332,971
British Airways Pass-Through Trust
Series 2021-1, Class A
2.90%, due 3/15/35 (United Kingdom) (a)	776,880	663,921
CF Hippolyta Issuer LLC (a)
Series 2021-1A, Class A1
1.53%, due 3/15/61	612,591	547,543
Series 2020-1, Class A1
1.69%, due 7/15/60	499,196	461,341
Series 2020-1, Class A2
1.99%, due 7/15/60	481,437	410,234
CVS Pass-Through Trust
5.789%, due 1/10/26 (a)	10,998	11,002
DB Master Finance LLC
Series 2021-1A, Class A23
2.791%, due 11/20/51 (a)	739,900	610,499
Home Partners of America Trust (a)
Series 2021-2, Class A
1.901%, due 12/17/26	270,800	244,742
Series 2021-2, Class B
2.302%, due 12/17/26	250,182	226,388
Navient Private Education Refi Loan Trust (a)
Series 2021-BA, Class A
0.94%, due 7/15/69	383,475	333,487
Series 2020-EA, Class A
1.69%, due 5/15/69	279,957	253,521
New Economy Assets Phase 1 Sponsor LLC (a)
Series 2021-1, Class A1
1.91%, due 10/20/61	665,000	581,934
Series 2021-1, Class B1
2.41%, due 10/20/61	755,000	612,098
Taco Bell Funding LLC
Series 2021-1A, Class A23
2.542%, due 8/25/51 (a)	648,450	524,955

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
U.S. Airways Pass-Through Trust
Series 2012-1, Class A
5.90%, due 10/1/24	$ 367,052	$ 367,077
United Airlines Pass-Through Trust
Series 2020-1, Class A
5.875%, due 10/15/27	549,936	556,771
		7,193,322
Total Asset-Backed Securities (Cost $17,308,822)		16,124,279
Corporate Bonds 15.1%
Agriculture 0.1%
BAT Capital Corp.
3.734%, due 9/25/40 (United Kingdom)	605,000	444,739
Airlines 0.5%
American Airlines, Inc. (a)
5.50%, due 4/20/26	500,000	496,393
5.75%, due 4/20/29	360,000	350,914
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	311,003	306,277
4.75%, due 10/20/28	900,000	885,140
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	556,500	558,081
		2,596,805
Apparel 0.1%
Tapestry, Inc.
7.85%, due 11/27/33	345,000	368,074
Auto Manufacturers 1.0%
Ford Motor Credit Co. LLC
2.30%, due 2/10/25	230,000	221,184
2.70%, due 8/10/26	595,000	551,082
4.125%, due 8/17/27	485,000	459,142
6.80%, due 5/12/28	365,000	381,224
General Motors Financial Co., Inc.
2.35%, due 1/8/31	344,000	284,374
2.70%, due 6/10/31	850,000	712,689
4.30%, due 4/6/29	470,000	452,739
Nissan Motor Acceptance Co. LLC (a)
1.125%, due 9/16/24	810,000	781,263
1.85%, due 9/16/26	1,350,000	1,213,803
		5,057,500
	Principal Amount	Value

Banks 5.4%
Banco Santander SA
5.294%, due 8/18/27 (Spain)	$ 600,000	$ 601,808
Bank of America Corp. (c)
2.087%, due 6/14/29	345,000	304,055
2.496%, due 2/13/31	650,000	558,166
2.572%, due 10/20/32	510,000	422,827
2.687%, due 4/22/32	465,000	392,660
3.384%, due 4/2/26	465,000	452,240
Series MM
4.30%, due 1/28/25 (d)	631,000	594,807
Barclays plc (United Kingdom) (b)(d)
4.375% (5 Year Treasury Constant Maturity Rate + 3.41%), due 3/15/28	835,000	649,134
8.00% (5 Year Treasury Constant Maturity Rate + 5.431%), due 3/15/29	680,000	667,360
BNP Paribas SA (France) (a)
3.052%, due 1/13/31 (c)	565,000	496,340
4.625% (5 Year Treasury Constant Maturity Rate + 3.196%), due 1/12/27 (b)(d)	625,000	546,116
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31 (b)(d)	885,000	712,847
7.75% (5 Year Treasury Constant Maturity Rate + 4.899%), due 8/16/29 (b)(d)	230,000	234,777
BPCE SA (France) (a)
2.045%, due 10/19/27 (c)(e)	530,000	481,008
5.125%, due 1/18/28	185,000	184,561
6.714%, due 10/19/29 (c)	250,000	263,226
Citigroup, Inc.
3.668%, due 7/24/28 (c)	430,000	409,803
3.98%, due 3/20/30 (c)	565,000	536,142
Series Y
4.15% (5 Year Treasury Constant Maturity Rate + 3.00%), due 11/15/26 (b)(d)	740,000	635,095
6.625%, due 6/15/32	190,000	206,770
Citizens Bank NA
6.064%, due 10/24/25 (c)	475,000	463,395
Citizens Financial Group, Inc.
2.638%, due 9/30/32	540,000	416,917
Credit Agricole SA
4.75% (5 Year Treasury Constant Maturity Rate + 3.237%), due 3/23/29 (France) (a)(b)(d)	1,000,000	848,299
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Deutsche Bank AG (Germany)
3.035%, due 5/28/32 (c)	$ 255,000	$ 213,023
6.654% (SOFR + 1.219%), due 11/16/27 (b)	820,000	794,295
First Horizon Bank
5.75%, due 5/1/30	815,000	768,401
First Horizon Corp.
4.00%, due 5/26/25	775,000	749,527
Freedom Mortgage Corp.
7.625%, due 5/1/26 (a)	355,000	350,367
Goldman Sachs Group, Inc. (The)
1.431%, due 3/9/27 (c)(e)	535,000	493,317
1.948%, due 10/21/27 (c)	610,000	558,041
1.992%, due 1/27/32 (c)	480,000	387,835
6.75%, due 10/1/37	159,000	175,017
HSBC Holdings plc
3.973%, due 5/22/30 (United Kingdom) (c)	600,000	560,395
Intesa Sanpaolo SpA
7.00%, due 11/21/25 (Italy) (a)	200,000	204,880
JPMorgan Chase & Co.
2.182%, due 6/1/28 (c)	835,000	763,738
Lloyds Banking Group plc (United Kingdom)
4.582%, due 12/10/25	508,000	497,151
4.65%, due 3/24/26 (e)	1,075,000	1,054,040
4.976% (1 Year Treasury Constant Maturity Rate + 2.30%), due 8/11/33 (b)	365,000	355,477
Macquarie Group Ltd.
2.871%, due 1/14/33 (Australia) (a)(c)	820,000	674,077
Mizuho Financial Group, Inc.
3.261% (1 Year Treasury Constant Maturity Rate + 1.25%), due 5/22/30 (Japan) (b)	345,000	314,334
Morgan Stanley (c)
2.484%, due 9/16/36	885,000	701,440
2.511%, due 10/20/32	645,000	534,085
NatWest Group plc
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28 (United Kingdom) (b)	1,580,000	1,467,272
Santander Holdings USA, Inc.
6.499%, due 3/9/29 (c)	340,000	351,245
	Principal Amount	Value

Banks (continued)
Societe Generale SA (France) (a)(b)(d)
4.75% (5 Year Treasury Constant Maturity Rate + 3.931%), due 5/26/26	$ 395,000	$ 346,493
5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30	1,040,000	850,858
10.00% (5 Year Treasury Constant Maturity Rate + 5.448%), due 11/14/28	395,000	422,063
Standard Chartered plc
1.822% (1 Year Treasury Constant Maturity Rate + 0.95%), due 11/23/25 (United Kingdom) (a)(b)	1,060,000	1,020,773
UBS Group AG (Switzerland) (a)
3.091%, due 5/14/32 (c)	500,000	425,833
4.375% (5 Year Treasury Constant Maturity Rate + 3.313%), due 2/10/31 (b)(d)	1,005,000	793,728
4.751% (1 Year Treasury Constant Maturity Rate + 1.75%), due 5/12/28 (b)	160,000	157,566
6.442%, due 8/11/28 (c)	245,000	254,432
Wells Fargo & Co. (c)
3.35%, due 3/2/33	390,000	340,632
5.557%, due 7/25/34	190,000	193,441
Westpac Banking Corp.
3.02% (5 Year Treasury Constant Maturity Rate + 1.53%), due 11/18/36 (Australia) (b)	533,000	433,272
		28,285,401
Beverages 0.1%
Anheuser-Busch Cos. LLC
4.70%, due 2/1/36 (Belgium)	475,000	473,450
Biotechnology 0.0% ‡
Amgen, Inc.
5.75%, due 3/2/63	250,000	262,286
Chemicals 0.2%
Braskem Netherlands Finance BV
4.50%, due 1/10/28 (Brazil) (a)	745,000	609,810
Huntsman International LLC
4.50%, due 5/1/29	731,000	704,165
		1,313,975

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services 0.1%
Ashtead Capital, Inc.
4.00%, due 5/1/28 (United Kingdom) (a)	$ 380,000	$ 357,541
California Institute of Technology
3.65%, due 9/1/2119	385,000	274,180
		631,721
Computers 0.3%
Dell International LLC
3.375%, due 12/15/41	885,000	667,308
5.30%, due 10/1/29	318,000	327,477
8.10%, due 7/15/36	527,000	648,157
		1,642,942
Diversified Financial Services 1.6%
AerCap Ireland Capital DAC
2.45%, due 10/29/26 (Ireland)	665,000	615,738
Air Lease Corp.
2.30%, due 2/1/25	820,000	791,107
4.25%, due 9/15/24	420,000	415,274
Aircastle Ltd.
5.25% (5 Year Treasury Constant Maturity Rate + 4.41%), due 6/15/26 (a)(b)(d)	565,000	484,381
Ally Financial, Inc.
3.875%, due 5/21/24	310,000	307,320
6.992%, due 6/13/29 (c)	265,000	273,681
8.00%, due 11/1/31	640,000	701,120
American Express Co.
5.625%, due 7/28/34 (c)	275,000	284,162
Aviation Capital Group LLC
1.95%, due 1/30/26 (a)	520,000	481,957
Avolon Holdings Funding Ltd. (Ireland) (a)
2.125%, due 2/21/26	645,000	597,670
2.875%, due 2/15/25	1,040,000	1,003,116
Banco BTG Pactual SA
2.75%, due 1/11/26 (Brazil) (a)	505,000	475,937
Capital One Financial Corp.
6.312%, due 6/8/29 (c)	515,000	528,344
Nomura Holdings, Inc.
5.099%, due 7/3/25 (Japan)	770,000	764,777
OneMain Finance Corp.
3.50%, due 1/15/27	375,000	347,041
		8,071,625
	Principal Amount	Value

Electric 1.5%
AEP Texas, Inc.
4.70%, due 5/15/32	$ 475,000	$ 463,872
Alabama Power Co.
3.00%, due 3/15/52	335,000	234,117
Arizona Public Service Co.
2.20%, due 12/15/31	750,000	609,321
Calpine Corp.
5.125%, due 3/15/28 (a)(e)	290,000	278,046
Duke Energy Ohio, Inc.
4.30%, due 2/1/49	565,000	480,855
Duke Energy Progress LLC
5.35%, due 3/15/53	250,000	253,246
Duquesne Light Holdings, Inc.
3.616%, due 8/1/27 (a)	865,000	808,105
Entergy Louisiana LLC
4.00%, due 3/15/33	790,000	735,982
Jersey Central Power & Light Co.
2.75%, due 3/1/32 (a)	700,000	590,787
National Rural Utilities Cooperative Finance Corp.
5.80%, due 1/15/33	460,000	487,134
Nevada Power Co.
Series GG
5.90%, due 5/1/53	230,000	245,951
Ohio Power Co.
Series R
2.90%, due 10/1/51	420,000	284,425
Public Service Co. of Oklahoma
5.25%, due 1/15/33	200,000	201,389
Sempra
5.50%, due 8/1/33 (e)	535,000	554,505
Southern California Edison Co.
4.00%, due 4/1/47	520,000	423,880
5.70%, due 3/1/53	370,000	389,438
Virginia Electric and Power Co.
2.95%, due 11/15/51	435,000	295,863
5.45%, due 4/1/53	225,000	231,665
WEC Energy Group, Inc.
7.754% (3 Month SOFR + 2.374%), due 5/15/67 (b)	480,000	429,362
		7,997,943
Entertainment 0.1%
Warnermedia Holdings, Inc.
4.279%, due 3/15/32	565,000	517,090
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Food 0.3%
J M Smucker Co. (The)
6.50%, due 11/15/53	$ 185,000	$ 213,349
JBS USA LUX SA
5.75%, due 4/1/33	810,000	802,375
Smithfield Foods, Inc.
4.25%, due 2/1/27 (a)	500,000	478,748
		1,494,472
Gas 0.3%
Brooklyn Union Gas Co. (The)
6.388%, due 9/15/33 (a)	425,000	443,667
National Fuel Gas Co.
2.95%, due 3/1/31	450,000	376,691
Southern California Gas Co.
Series VV
4.30%, due 1/15/49	325,000	275,562
Southern Co. Gas Capital Corp.
Series 21A
3.15%, due 9/30/51	830,000	557,770
		1,653,690
Insurance 0.5%
Peachtree Corners Funding Trust
3.976%, due 2/15/25 (a)	425,000	417,929
Protective Life Corp.
8.45%, due 10/15/39	725,000	909,795
Reliance Standard Life Global Funding II
2.50%, due 10/30/24 (a)	950,000	924,610
Willis North America, Inc.
3.875%, due 9/15/49	185,000	142,958
		2,395,292
Lodging 0.2%
Las Vegas Sands Corp.
3.20%, due 8/8/24	555,000	544,226
Sands China Ltd.
5.375%, due 8/8/25 (Macao) (f)	460,000	453,635
		997,861
Media 0.1%
DISH DBS Corp.
5.75%, due 12/1/28 (a)	495,000	394,812
Miscellaneous—Manufacturing 0.2%
Textron Financial Corp.
7.376% (3 Month SOFR + 1.997%), due 2/15/42 (a)(b)	1,045,000	821,407
	Principal Amount	Value

Oil & Gas 0.0% ‡
Gazprom PJSC Via Gaz Capital SA
7.288%, due 8/16/37 (Russia) (a)(g)	$ 325,000	$ 251,875
Packaging & Containers 0.1%
Berry Global, Inc.
4.875%, due 7/15/26 (a)	84,000	82,547
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)	320,000	320,040
		402,587
Pharmaceuticals 0.2%
Teva Pharmaceutical Finance Netherlands III BV (Israel)
3.15%, due 10/1/26	360,000	333,324
4.75%, due 5/9/27	545,000	521,837
		855,161
Pipelines 1.1%
Cheniere Corpus Christi Holdings LLC
2.742%, due 12/31/39	670,000	533,781
Columbia Pipelines Operating Co. LLC
6.544%, due 11/15/53 (a)	360,000	396,363
DT Midstream, Inc.
4.30%, due 4/15/32 (a)	500,000	448,780
Enbridge, Inc.
5.70%, due 3/8/33 (Canada)	365,000	379,380
Energy Transfer LP
5.35%, due 5/15/45	415,000	385,427
EnLink Midstream LLC
5.625%, due 1/15/28 (a)	260,000	257,058
Flex Intermediate Holdco LLC
3.363%, due 6/30/31 (a)	865,000	708,027
MPLX LP
2.65%, due 8/15/30	730,000	629,933
Targa Resources Corp.
4.20%, due 2/1/33	335,000	308,010
Transcontinental Gas Pipe Line Co. LLC
4.60%, due 3/15/48	840,000	756,357
Venture Global LNG, Inc.
9.875%, due 2/1/32 (a)	315,000	328,116
Western Midstream Operating LP
5.25%, due 2/1/50 (f)	630,000	564,833
		5,696,065
Real Estate Investment Trusts 0.6%
American Tower Corp.
3.60%, due 1/15/28	375,000	357,184
Digital Realty Trust LP
3.70%, due 8/15/27	660,000	636,468

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
GLP Capital LP
3.35%, due 9/1/24	$ 505,000	$ 498,367
Invitation Homes Operating Partnership LP
2.00%, due 8/15/31	680,000	541,118
Starwood Property Trust, Inc. (a)
3.75%, due 12/31/24	710,000	696,638
4.375%, due 1/15/27	415,000	391,108
		3,120,883
Retail 0.1%
AutoNation, Inc.
4.75%, due 6/1/30	373,000	360,259
Nordstrom, Inc.
4.25%, due 8/1/31 (e)	465,000	386,871
		747,130
Telecommunications 0.3%
Altice France SA
5.125%, due 7/15/29 (France) (a)	865,000	672,987
AT&T, Inc.
3.50%, due 9/15/53	680,000	493,481
T-Mobile USA, Inc.
2.625%, due 2/15/29	300,000	270,082
		1,436,550
Trucking & Leasing 0.1%
Penske Truck Leasing Co. LP
6.05%, due 8/1/28 (a)	410,000	424,960
Total Corporate Bonds (Cost $86,025,120)		78,356,296
Foreign Government Bonds 0.3%
Chile 0.2%
Empresa Nacional del Petroleo
3.45%, due 9/16/31 (a)	980,000	823,653
Colombia 0.1%
Colombia Government Bond
3.25%, due 4/22/32	725,000	575,417
4.50%, due 1/28/26	235,000	230,972
		806,389
Total Foreign Government Bonds (Cost $1,932,830)		1,630,042
	Principal Amount	Value
Loan Assignments 0.1%
Diversified/Conglomerate Service 0.1%
TruGreen LP (b)
First Lien Second Refinancing Term Loan
9.456% (1 Month SOFR + 4.00%), due 11/2/27	$ 312,119	$ 301,195
Second Lien Initial Term Loan
14.145% (3 Month SOFR + 8.50%), due 11/2/28	250,000	185,000
		486,195
Total Loan Assignments (Cost $556,761)		486,195
Mortgage-Backed Securities 15.9%
Agency (Collateralized Mortgage Obligations) 8.1%
FHLMC
REMIC, Series 5326, Class QO
(zero coupon), due 9/25/50	802,221	569,552
REMIC, Series 5021, Class SA
(zero coupon) (SOFR 30A + 3.55%), due 10/25/50 (b)(h)	1,236,273	38,094
REMIC, Series 5187, Class SA
(zero coupon) (SOFR 30A + 1.80%), due 1/25/52 (b)(h)	936,048	2,164
REMIC, Series 5200, Class SA
(zero coupon) (SOFR 30A + 3.50%), due 2/25/52 (b)(h)	179,963	5,703
REMIC, Series 5326
(zero coupon), due 8/25/53	252,376	202,545
REMIC, Series 5351, Class DO
(zero coupon), due 9/25/53	480,600	379,082
REMIC, Series 5351, Class EO
(zero coupon), due 10/25/53	934,856	735,591
REMIC, Series 5315, Class OQ
(zero coupon), due 1/25/55	393,812	318,753
REMIC, Series 5328, Class JY
0.25%, due 9/25/50	750,427	501,070
REMIC, Series 4993, Class KS
0.598% (SOFR 30A + 5.936%), due 7/25/50 (b)(h)	1,519,729	232,640
REMIC, Series 4994, Class TS
0.648% (SOFR 30A + 5.986%), due 7/25/50 (b)(h)	818,610	117,352
REMIC, Series 4831, Class SA
0.747% (SOFR 30A + 6.086%), due 10/15/48 (b)(h)	692,136	90,735
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FHLMC (continued)
REMIC, Series 5092, Class XA
1.00%, due 1/15/41	$ 570,315	$ 477,832
REMIC, Series 4988, Class BA
1.50%, due 6/25/50	201,332	144,769
REMIC, Series 4120, Class ZA
3.00%, due 10/15/42	405,233	363,260
REMIC, Series 5204, Class KA
3.00%, due 5/25/49	929,379	856,277
REMIC, Series 5070, Class PI
3.00%, due 8/25/50 (h)	844,866	147,405
REMIC, Series 5011, Class MI
3.00%, due 9/25/50 (h)	807,564	126,049
REMIC, Series 5023, Class LI
3.00%, due 10/25/50 (h)	570,720	91,174
REMIC, Series 5094, Class IP
3.00%, due 4/25/51 (h)	623,933	96,749
REMIC, Series 5160
3.00%, due 10/25/51 (h)	670,990	76,781
REMIC, Series 4710, Class WZ
3.50%, due 8/15/47	505,340	457,370
REMIC, Series 4725, Class WZ
3.50%, due 11/15/47	899,367	812,246
REMIC, Series 5040
3.50%, due 11/25/50 (h)	481,836	75,271
REMIC, Series 5304, Class UB
4.00%, due 2/25/52	648,150	608,035
REMIC, Series 5268, Class B
4.50%, due 10/25/52	801,651	776,248
FHLMC, Strips
REMIC, Series 272
(zero coupon), due 8/15/42	537,009	414,483
REMIC, Series 311
(zero coupon), due 8/15/43	283,327	217,152
REMIC, Series 402
(zero coupon), due 9/25/53	577,313	470,683
REMIC, Series 311, Class S1
0.497% (SOFR 30A + 5.836%), due 8/15/43 (b)(h)	789,095	93,892
REMIC, Series 389, Class C35
2.00%, due 6/15/52 (h)	1,324,899	162,878
FNMA
REMIC, Series 2022-5, Class SN
(zero coupon) (SOFR 30A + 1.80%), due 2/25/52 (b)(h)	552,929	2,945
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
FNMA (continued)
REMIC, Series 2022-3, Class YS
(zero coupon) (SOFR 30A + 2.55%), due 2/25/52 (b)(h)	$ 3,873,005	$ 39,430
REMIC, Series 2023-24, Class OQ
(zero coupon), due 7/25/54	515,427	420,466
REMIC, Series 2022-10, Class SA
0.413% (SOFR 30A + 5.75%), due 2/25/52 (b)(h)	852,779	124,182
REMIC, Series 2021-40, Class SI
0.498% (SOFR 30A + 5.836%), due 9/25/47 (b)(h)	961,735	107,981
REMIC, Series 2016-57, Class SN
0.598% (SOFR 30A + 5.936%), due 6/25/46 (b)(h)	793,042	92,263
REMIC, Series 2020-70, Class SD
0.798% (SOFR 30A + 6.136%), due 10/25/50 (b)(h)	1,078,810	156,417
REMIC, Series 2020-47, Class BD
1.50%, due 7/25/50	172,568	123,311
REMIC, Series 2020-70, Class AD
1.50%, due 10/25/50	1,035,222	821,307
REMIC, Series 2021-3, Class TI
2.50%, due 2/25/51 (h)	1,229,039	197,536
REMIC, Series 2021-12, Class JI
2.50%, due 3/25/51 (h)	550,124	87,021
REMIC, Series 2021-10, Class LI
2.50%, due 3/25/51 (h)	375,043	53,073
REMIC, Series 2021-34, Class MI
2.50%, due 3/25/51 (h)	1,598,862	178,922
REMIC, Series 2021-54, Class HI
2.50%, due 6/25/51 (h)	257,950	34,178
REMIC, Series 2013-77, Class CY
3.00%, due 7/25/43	494,872	431,571
REMIC, Series 2021-53, Class GI
3.00%, due 7/25/48 (h)	2,068,843	304,867
REMIC, Series 2019-13, Class PE
3.00%, due 3/25/49	274,915	247,836
REMIC, Series 2021-85, Class BI
3.00%, due 12/25/51 (h)	1,436,183	233,049
REMIC, Series 2021-12, Class GC
3.50%, due 7/25/50	642,231	586,514
REMIC, Series 2021-8, Class ID
3.50%, due 3/25/51 (h)	977,291	192,527
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	561,891	496,368

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FNMA, Strips (h)
REMIC, Series 426, Class C32
1.50%, due 2/25/52	$ 2,266,704	$ 213,003
REMIC, Series 427, Class C77
2.50%, due 9/25/51	1,531,878	219,848
REMIC, Series 429, Class C5
3.00%, due 10/25/52	2,124,074	366,695
GNMA
REMIC, Series 2019-136, Class YS
(zero coupon) (1 Month SOFR + 2.716%), due 11/20/49 (b)(h)	422,420	6,279
REMIC, Series 2020-1, Class YS
(zero coupon) (1 Month SOFR + 2.716%), due 1/20/50 (b)(h)	1,404,649	21,333
REMIC, Series 2023-101, Class KO
(zero coupon), due 1/20/51	1,149,675	785,334
REMIC, Series 2021-77, Class SN
(zero coupon) (1 Month SOFR + 2.486%), due 5/20/51 (b)(h)	3,015,407	43,943
REMIC, Series 2021-97, Class SA
(zero coupon) (SOFR 30A + 2.60%), due 6/20/51 (b)(h)	2,639,175	35,686
REMIC, Series 2021-136, Class SB
(zero coupon) (SOFR 30A + 3.20%), due 8/20/51 (b)(h)	7,427,902	149,962
REMIC, Series 2021-158, Class SB
(zero coupon) (SOFR 30A + 3.70%), due 9/20/51 (b)(h)	1,498,843	56,040
REMIC, Series 2021-205, Class DS
(zero coupon) (SOFR 30A + 3.20%), due 11/20/51 (b)(h)	3,135,879	54,365
REMIC, Series 2022-19, Class SG
(zero coupon) (SOFR 30A + 2.45%), due 1/20/52 (b)(h)	2,431,907	23,760
REMIC, Series 2022-24, Class SC
(zero coupon) (SOFR 30A + 2.37%), due 2/20/52 (b)(h)	12,362,484	99,905
REMIC, Series 2023-66, Class OQ
(zero coupon), due 7/20/52	697,973	540,756
REMIC, Series 2023-53
(zero coupon), due 4/20/53	323,750	237,334
REMIC, Series 2023-80, Class SA
(zero coupon) (SOFR 30A + 5.25%), due 6/20/53 (b)(h)	2,979,847	133,092
REMIC, Series 2023-114, Class MO
(zero coupon), due 8/20/53	419,678	340,755
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2023-60, Class ES
0.525% (SOFR 30A + 11.20%), due 4/20/53 (b)	$ 757,188	$ 690,689
REMIC, Series 2019-115, Class SA
0.578% (1 Month SOFR + 5.936%), due 9/20/49 (b)(h)	1,110,582	123,432
REMIC, Series 2020-34, Class SC
0.578% (1 Month SOFR + 5.936%), due 3/20/50 (b)(h)	1,032,145	134,980
REMIC, Series 2023-47, Class KS
0.628% (1 Month SOFR + 5.986%), due 4/20/48 (b)(h)	2,994,626	349,125
REMIC, Series 2020-146, Class SA
0.828% (1 Month SOFR + 6.186%), due 10/20/50 (b)(h)	990,772	148,959
REMIC, Series 2020-175, Class CS
0.828% (1 Month SOFR + 6.186%), due 11/20/50 (b)(h)	1,080,063	154,842
REMIC, Series 2021-179, Class SA
0.828% (1 Month SOFR + 6.186%), due 11/20/50 (b)(h)	1,439,098	200,033
REMIC, Series 2020-167, Class SN
0.828% (1 Month SOFR + 6.186%), due 11/20/50 (b)(h)	485,102	68,430
REMIC, Series 2020-189, Class SU
0.828% (1 Month SOFR + 6.186%), due 12/20/50 (b)(h)	641,285	93,011
REMIC, Series 2021-46, Class QS
0.828% (1 Month SOFR + 6.186%), due 3/20/51 (b)(h)	584,117	80,984
REMIC, Series 2021-57, Class SA
0.828% (1 Month SOFR + 6.186%), due 3/20/51 (b)(h)	1,109,490	157,887
REMIC, Series 2021-57, Class SD
0.828% (1 Month SOFR + 6.186%), due 3/20/51 (b)(h)	1,415,201	181,348
REMIC, Series 2021-46, Class TS
0.828% (1 Month SOFR + 6.186%), due 3/20/51 (b)(h)	712,258	99,588
REMIC, Series 2021-96, Class SN
0.828% (1 Month SOFR + 6.186%), due 6/20/51 (b)(h)	1,247,535	160,880
REMIC, Series 2021-122, Class HS
0.828% (1 Month SOFR + 6.186%), due 7/20/51 (b)(h)	1,175,413	172,044
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2022-137, Class S
0.828% (1 Month SOFR + 6.186%), due 7/20/51 (b)(h)	$ 1,305,682	$ 193,077
REMIC, Series 2021-135, Class GS
0.828% (1 Month SOFR + 6.186%), due 8/20/51 (b)(h)	1,966,362	261,483
REMIC, Series 2021-96, Class JS
0.878% (1 Month SOFR + 6.236%), due 6/20/51 (b)(h)	1,031,287	122,566
REMIC, Series 2020-97, Class HB
1.00%, due 7/20/50	315,752	232,637
REMIC, Series 2020-146, Class YK
1.00%, due 10/20/50	614,480	471,446
REMIC, Series 2020-166, Class CA
1.00%, due 11/20/50	683,460	509,598
REMIC, Series 2023-86, Class SE
1.312% (SOFR 30A + 6.65%), due 9/20/50 (b)(h)	876,890	125,912
REMIC, Series 2020-165, Class UD
1.50%, due 11/20/50	263,970	204,764
REMIC, Series 2023-66, Class MP
1.625% (SOFR 30A + 12.30%), due 5/20/53 (b)	722,448	707,281
REMIC, Series 2021-41, Class FS
2.00% (SOFR 30A + 0.20%), due 10/20/50 (b)(h)	1,623,322	172,913
REMIC, Series 2020-166, Class IC
2.00%, due 11/20/50 (h)	332,877	33,723
REMIC, Series 2020-188
2.00%, due 12/20/50 (h)	1,542,248	157,630
REMIC, Series 2020-185, Class BI
2.00%, due 12/20/50 (h)	724,989	80,613
REMIC, Series 2021-30, Class HI
2.00%, due 2/20/51 (h)	2,148,428	221,583
REMIC, Series 2022-10, Class IC
2.00%, due 11/20/51 (h)	1,050,801	125,465
REMIC, Series 2021-97, Class IN
2.50%, due 8/20/49 (h)	2,129,515	219,379
REMIC, Series 2019-159, Class P
2.50%, due 9/20/49	548,979	476,747
REMIC, Series 2022-1, Class IA
2.50%, due 6/20/50 (h)	255,702	34,068
REMIC, Series 2020-122, Class IW
2.50%, due 7/20/50 (h)	915,705	119,830
REMIC, Series 2020-151, Class TI
2.50%, due 10/20/50 (h)	852,917	110,754
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2020-173, Class EI
2.50%, due 11/20/50 (h)	$ 952,459	$ 129,110
REMIC, Series 2020-188, Class DI
2.50%, due 12/20/50 (h)	2,089,891	285,943
REMIC, Series 2021-1, Class PI
2.50%, due 12/20/50 (h)	623,588	79,729
REMIC, Series 2021-83, Class FM
2.50% (SOFR 30A + 0.51%), due 5/20/51 (b)	1,406,606	1,160,984
REMIC, Series 2021-140, Class GF
2.50% (1 Month SOFR + 0.764%), due 8/20/51 (b)	518,258	427,940
REMIC, Series 2021-188
2.50%, due 10/20/51 (h)	1,663,426	242,687
REMIC, Series 2022-83
2.50%, due 11/20/51 (h)	1,348,422	177,086
REMIC, Series 2021-1, Class IT
3.00%, due 1/20/51 (h)	1,363,439	217,756
REMIC, Series 2021-44, Class IQ
3.00%, due 3/20/51 (h)	1,387,667	220,293
REMIC, Series 2021-74, Class HI
3.00%, due 4/20/51 (h)	175,573	25,155
REMIC, Series 2021-97, Class FA
3.00% (SOFR 30A + 0.40%), due 6/20/51 (b)	387,343	334,957
REMIC, Series 2021-98, Class IN
3.00%, due 6/20/51 (h)	627,996	108,726
REMIC, Series 2021-98, Class KI
3.00%, due 6/20/51 (h)	1,603,497	254,294
REMIC, Series 2022-189, Class AT
3.00%, due 7/20/51	531,050	458,199
REMIC, Series 2022-207
3.00%, due 8/20/51 (h)	855,529	134,802
REMIC, Series 2021-139, Class IA
3.00%, due 8/20/51 (h)	2,066,883	319,424
REMIC, Series 2021-158, Class NI
3.00%, due 9/20/51 (h)	1,674,523	248,068
REMIC, Series 2021-177, Class IM
3.00%, due 10/20/51 (h)	1,394,780	186,330
REMIC, Series 2023-19, Class CI
3.00%, due 11/20/51 (h)	1,298,474	198,278
REMIC, Series 2022-207, Class NA
3.00%, due 1/20/52	2,202,864	1,907,061
REMIC, Series 2022-206, Class CN
3.00%, due 2/20/52	1,585,505	1,360,798

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2019-92, Class GF
3.50% (1 Month SOFR + 0.804%), due 7/20/49 (b)	$ 335,285	$ 298,862
REMIC, Series 2019-97, Class FG
3.50% (1 Month SOFR + 0.804%), due 8/20/49 (b)	701,794	625,592
REMIC, Series 2019-110, Class FG
3.50% (1 Month SOFR + 0.764%), due 9/20/49 (b)	243,448	215,791
REMIC, Series 2019-128, Class KF
3.50% (1 Month SOFR + 0.764%), due 10/20/49 (b)	374,236	332,554
REMIC, Series 2019-128, Class YF
3.50% (1 Month SOFR + 0.764%), due 10/20/49 (b)	482,984	430,279
REMIC, Series 2020-5, Class FA
3.50% (1 Month SOFR + 0.814%), due 1/20/50 (b)	752,077	669,174
REMIC, Series 2023-63, Class MA
3.50%, due 5/20/50	618,419	568,339
REMIC, Series 2021-125, Class AF
3.50% (SOFR 30A + 0.25%), due 7/20/51 (b)	739,849	659,358
REMIC, Series 2021-146, Class IN
3.50%, due 8/20/51 (h)	1,110,194	191,344
REMIC, Series 2023-1, Class HD
3.50%, due 1/20/52	617,935	568,606
REMIC, Series 2022-69, Class FA
4.50% (SOFR 30A + 0.75%), due 4/20/52 (b)	421,568	396,977
REMIC, Series 2023-81, Class LA
5.00%, due 6/20/52	482,976	484,421
REMIC, Series 2023-38, Class WT
6.727%, due 12/20/51 (i)	305,930	328,116
REMIC, Series 2023-59, Class YC
6.952%, due 9/20/51 (i)	676,523	743,340
REMIC, Series 2023-55, Class CG
7.505%, due 7/20/51 (i)	755,073	837,037
REMIC, Series 2023-55, Class LB
7.83%, due 11/20/51 (i)	863,521	1,000,754
		42,147,554
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.8%
Bayview Commercial Asset Trust
Series 2006-4A, Class A1
5.815% (1 Month SOFR + 0.459%), due 12/25/36 (a)(b)	$ 21,349	$ 19,920
BBCMS Mortgage Trust (a)(b)
Series 2018-TALL, Class C
6.68% (1 Month SOFR + 1.318%), due 3/15/37	320,000	259,914
Series 2018-TALL, Class D
7.008% (1 Month SOFR + 1.646%), due 3/15/37	360,000	269,174
Benchmark Mortgage Trust
Series 2020-B19, Class A2
1.691%, due 9/15/53	935,000	855,777
BX Commercial Mortgage Trust (a)(j)
Series 2020-VIV2, Class C
3.542%, due 3/9/44	365,000	311,773
Series 2020-VIV3, Class B
3.544%, due 3/9/44	450,059	393,810
Series 2020-VIVA, Class D
3.549%, due 3/11/44	340,000	283,663
BX Trust (a)
Series 2019-OC11, Class C
3.856%, due 12/9/41	205,000	182,015
Series 2019-OC11, Class D
3.944%, due 12/9/41 (j)	450,000	391,664
Series 2021-ARIA, Class E
7.721% (1 Month SOFR + 2.359%), due 10/15/36 (b)	970,000	916,427
Series 2022-PSB, Class B
8.311% (1 Month SOFR + 2.949%), due 8/15/39 (b)	633,324	633,090
Series 2022-PSB, Class C
9.059% (1 Month SOFR + 3.697%), due 8/15/39 (b)	168,296	168,331
BXHPP Trust
Series 2021-FILM, Class B
6.376% (1 Month SOFR + 1.014%), due 8/15/36 (a)(b)	535,000	490,943
DROP Mortgage Trust
Series 2021-FILE, Class A
6.626% (1 Month SOFR + 1.264%), due 10/15/43 (a)(b)	295,000	272,506
Extended Stay America Trust
Series 2021-ESH, Class D
7.726% (1 Month SOFR + 2.364%), due 7/15/38 (a)(b)	588,067	577,727
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
GNMA (h)(j)
REMIC, Series 2021-164
0.949%, due 10/16/63	$ 1,907,952	$ 132,184
REMIC, Series 2021-108
0.967%, due 6/16/61	4,174,830	292,451
REMIC, Series 2020-168, Class IA
0.978%, due 12/16/62	1,445,706	100,652
REMIC, Series 2021-47
0.992%, due 3/16/61	3,371,936	234,601
Hudson Yards Mortgage Trust
Series 2019-30HY, Class A
3.228%, due 7/10/39 (a)	665,000	588,254
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2017-C34, Class A4
3.536%, due 11/15/52	320,000	298,231
Series 2016-C28, Class A4
3.544%, due 1/15/49	200,000	190,907
Morgan Stanley Capital I Trust
Series 2015-UBS8, Class A4
3.809%, due 12/15/48	395,000	380,133
Multifamily Connecticut Avenue Securities Trust (a)(b)
Series 2019-01, Class M10
8.702% (SOFR 30A + 3.364%), due 10/25/49	949,495	923,341
Series 2020-01, Class M10
9.202% (SOFR 30A + 3.864%), due 3/25/50	1,052,040	1,014,108
Series 2023-01, Class M10
11.837% (SOFR 30A + 6.50%), due 11/25/53	1,040,000	1,055,874
Series 2020-01, Class CE
12.952% (SOFR 30A + 7.614%), due 3/25/50	180,000	175,899
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	1,140,000	965,162
ORL Trust (a)(b)
Series 2023-GLKS, Class C
9.013% (1 Month SOFR + 3.651%), due 10/19/36	395,000	394,630
Series 2023-GLKS, Class D
9.663% (1 Month SOFR + 4.301%), due 10/19/36	320,000	319,701
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
SLG Office Trust (a)
Series 2021-OVA, Class A
2.585%, due 7/15/41	$ 325,000	$ 268,493
Series 2021-OVA, Class F
2.851%, due 7/15/41	355,000	251,250
Wells Fargo Commercial Mortgage Trust
Series 2018-AUS, Class A
4.058%, due 8/17/36 (a)(j)	705,000	643,532
		14,256,137
Whole Loan (Collateralized Mortgage Obligations) 5.0%
CIM Trust
Series 2021-J2, Class AS
0.21%, due 4/25/51 (a)(h)(i)	17,974,593	198,905
Connecticut Avenue Securities Trust (a)(b)
Series 2022-R01, Class 1M2
7.237% (SOFR 30A + 1.90%), due 12/25/41	235,000	235,367
Series 2021-R03, Class 1B1
8.087% (SOFR 30A + 2.75%), due 12/25/41	545,000	546,353
Series 2021-R01, Class 1B1
8.437% (SOFR 30A + 3.10%), due 10/25/41	1,290,000	1,300,412
Series 2022-R02, Class 2B1
9.837% (SOFR 30A + 4.50%), due 1/25/42	905,000	931,672
Series 2021-R01, Class 1B2
11.337% (SOFR 30A + 6.00%), due 10/25/41	1,020,000	1,042,652
Series 2022-R01, Class 1B2
11.337% (SOFR 30A + 6.00%), due 12/25/41	215,000	219,266
FHLMC STACR REMIC Trust (a)(b)
Series 2021-HQA3, Class M2
7.437% (SOFR 30A + 2.10%), due 9/25/41	1,210,000	1,193,716
Series 2021-HQA4, Class M2
7.687% (SOFR 30A + 2.35%), due 12/25/41	700,000	689,865
Series 2022-DNA1, Class M2
7.837% (SOFR 30A + 2.50%), due 1/25/42	925,000	923,287
Series 2021-HQA1, Class B1
8.337% (SOFR 30A + 3.00%), due 8/25/33	1,385,000	1,402,353

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR REMIC Trust (a)(b) (continued)
Series 2021-DNA5, Class B1
8.387% (SOFR 30A + 3.05%), due 1/25/34	$ 1,730,000	$ 1,745,747
Series 2021-HQA2, Class B1
8.487% (SOFR 30A + 3.15%), due 12/25/33	635,000	636,588
Series 2021-HQA3, Class B1
8.687% (SOFR 30A + 3.35%), due 9/25/41	1,035,000	1,032,436
Series 2021-DNA6, Class B1
8.737% (SOFR 30A + 3.40%), due 10/25/41	340,000	345,486
Series 2022-DNA1, Class B1
8.737% (SOFR 30A + 3.40%), due 1/25/42	250,000	248,993
Series 2021-DNA7, Class B1
8.987% (SOFR 30A + 3.65%), due 11/25/41	955,000	972,670
Series 2021-HQA4, Class B1
9.087% (SOFR 30A + 3.75%), due 12/25/41	190,000	189,645
Series 2021-DNA1, Class B2
10.087% (SOFR 30A + 4.75%), due 1/25/51	945,000	961,889
Series 2020-DNA2, Class B2
10.252% (SOFR 30A + 4.914%), due 2/25/50	260,000	268,701
Series 2020-HQA1, Class B2
10.552% (SOFR 30A + 5.214%), due 1/25/50	665,000	681,386
Series 2022-HQA1, Class M2
10.587% (SOFR 30A + 5.25%), due 3/25/42	155,000	165,292
Series 2022-HQA3, Class M2
10.687% (SOFR 30A + 5.35%), due 8/25/42	1,575,000	1,670,839
Series 2021-HQA2, Class B2
10.787% (SOFR 30A + 5.45%), due 12/25/33	245,000	252,396
Series 2022-DNA6, Class M2
11.087% (SOFR 30A + 5.75%), due 9/25/42	675,000	750,457
Series 2021-HQA4, Class B2
12.337% (SOFR 30A + 7.00%), due 12/25/41	140,000	142,592
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR REMIC Trust (a)(b) (continued)
Series 2022-HQA1, Class B1
12.337% (SOFR 30A + 7.00%), due 3/25/42	$ 710,000	$ 767,814
Series 2021-DNA6, Class B2
12.837% (SOFR 30A + 7.50%), due 10/25/41	300,000	314,791
FHLMC STACR Trust
Series 2019-HQA3, Class B2
12.952% (SOFR 30A + 7.614%), due 9/25/49 (a)(b)	450,000	491,242
FHLMC Structured Agency Credit Risk Debt Notes (a)(b)
Series 2020-HQA5, Class B1
9.337% (SOFR 30A + 4.00%), due 11/25/50	305,000	330,642
Series 2022-HQA2, Class M2
11.337% (SOFR 30A + 6.00%), due 7/25/42	940,000	1,014,701
Flagstar Mortgage Trust
Series 2021-6INV, Class A18
2.50%, due 8/25/51 (a)(i)	403,695	322,010
HarborView Mortgage Loan Trust
Series 2007-3, Class 2A1A
5.87% (1 Month SOFR + 0.514%), due 5/19/37 (b)	400,289	372,046
J.P. Morgan Mortgage Trust
Series 2021-LTV2, Class A1
2.519%, due 5/25/52 (a)(i)	304,940	250,437
New Residential Mortgage Loan Trust (a)
Series 2019-5A, Class B7
4.317%, due 8/25/59 (j)	1,176,800	703,581
Series 2019-2A, Class B6
4.825%, due 12/25/57 (i)	462,967	300,684
OBX Trust
Series 2022-NQM1, Class A1
2.305%, due 11/25/61 (a)(i)	465,793	399,346
Onslow Bay Mortgage Loan Trust
Series 2021-NQM4, Class A1
1.957%, due 10/25/61 (a)(i)	1,264,216	1,031,954
Sequoia Mortgage Trust
Series 2021-4, Class A1
0.166%, due 6/25/51 (a)(h)(j)	14,639,218	121,533
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
STACR Trust
Series 2018-HRP2, Class B1
9.652% (SOFR 30A + 4.314%), due 2/25/47 (a)(b)	$ 925,000	$ 1,011,176
		26,180,922
Total Mortgage-Backed Securities (Cost $82,945,032)		82,584,613
Municipal Bond 0.1%
California 0.1%
Regents of the University of California Medical Center, Pooled, Revenue Bonds
Series N
3.006%, due 5/15/50	1,065,000	756,365
Total Municipal Bond (Cost $1,065,000)		756,365
U.S. Government & Federal Agencies 5.8%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 1.3%
FHLMC Gold Pools, 30 Year
3.50%, due 1/1/48	505,301	472,215
UMBS Pool, 30 Year
3.50%, due 7/1/50	443,190	412,391
4.50%, due 10/1/52	194,393	188,495
5.50%, due 7/1/53	1,107,096	1,111,571
6.00%, due 10/1/53	1,048,303	1,069,080
6.00%, due 10/1/53	563,423	573,860
6.00%, due 11/1/53	49,923	50,990
6.50%, due 10/1/53	1,490,502	1,527,428
6.50%, due 11/1/53	937,188	960,353
6.50%, due 12/1/53	125,000	128,517
		6,494,900
Federal National Mortgage Association (Mortgage Pass-Through Securities) 2.4%
FNMA, Other
6.00%, due 4/1/37	3,884	3,974
UMBS, 30 Year
2.50%, due 6/1/51	1,798,151	1,548,822
3.00%, due 6/1/51	325,117	288,008
3.00%, due 11/1/51	690,507	611,102
3.00%, due 3/1/52	577,284	510,546
3.50%, due 7/1/52	108,312	99,385
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
4.00%, due 8/1/48	$ 625,580	$ 601,565
4.00%, due 2/1/49	95,562	91,718
4.00%, due 6/1/52	326,466	308,809
4.00%, due 6/1/52	556,670	526,561
4.00%, due 7/1/52	701,894	664,342
5.00%, due 11/1/52	2,233,221	2,210,175
5.50%, due 2/1/53	189,882	190,715
5.50%, due 8/1/53	504,354	508,575
6.00%, due 8/1/53	465,710	473,218
6.00%, due 9/1/53	528,607	537,995
6.00%, due 9/1/53	2,112,169	2,144,620
6.00%, due 11/1/53	49,897	50,902
6.50%, due 9/1/53	608,071	623,100
6.50%, due 10/1/53	463,844	478,595
6.50%, due 12/1/53	70,000	71,970
		12,544,697
United States Treasury Bonds 1.4%
U.S. Treasury Bonds
4.75%, due 11/15/43 (e)	5,485,000	5,883,520
4.75%, due 11/15/53	1,360,000	1,525,112
		7,408,632
United States Treasury Notes 0.7%
U.S. Treasury Notes
4.625%, due 10/15/26	1,900,000	1,928,203
4.875%, due 10/31/28	1,330,000	1,388,292
5.00%, due 10/31/25	275,000	278,137
		3,594,632
Total U.S. Government & Federal Agencies (Cost $29,586,236)		30,042,861
Total Long-Term Bonds (Cost $219,419,801)		209,980,651

	Shares

Common Stocks 55.2%
Aerospace & Defense 1.7%
BAE Systems plc (United Kingdom)	186,254	2,636,423
General Dynamics Corp.	7,055	1,831,972
Lockheed Martin Corp.	4,553	2,063,602
RTX Corp.	26,234	2,207,329
		8,739,326

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Income Builder Portfolio

	Shares	Value
Common Stocks (continued)
Air Freight & Logistics 1.3%
Deutsche Post AG (Registered) (Germany)	64,706	$ 3,204,091
Hyundai Glovis Co. Ltd. (Republic of Korea) (k)	12,965	1,922,636
United Parcel Service, Inc., Class B	10,300	1,619,469
		6,746,196
Automobile Components 0.3%
Cie Generale des Etablissements Michelin SCA (France)	49,834	1,785,762
Automobiles 0.3%
Toyota Motor Corp. (Japan)	88,400	1,624,115
Banks 3.8%
Bank of America Corp.	92,812	3,124,980
BAWAG Group AG (Austria) (a)	31,887	1,688,975
Columbia Banking System, Inc.	75,244	2,007,510
JPMorgan Chase & Co.	23,656	4,023,886
PNC Financial Services Group, Inc. (The)	11,992	1,856,961
Regions Financial Corp.	96,858	1,877,108
Royal Bank of Canada (Canada)	16,226	1,640,907
Truist Financial Corp.	47,617	1,758,020
U.S. Bancorp	44,881	1,942,450
		19,920,797
Beverages 1.8%
Coca-Cola Co. (The)	35,629	2,099,617
Coca-Cola Europacific Partners plc (United Kingdom)	79,684	5,318,110
PepsiCo, Inc.	12,050	2,046,572
		9,464,299
Biotechnology 0.7%
AbbVie, Inc.	24,048	3,726,719
Capital Markets 1.0%
BlackRock, Inc.	2,063	1,674,744
Lazard Ltd., Class A	53,976	1,878,365
Schroders plc (United Kingdom)	297,841	1,632,085
		5,185,194
Chemicals 2.1%
Air Products and Chemicals, Inc.	7,268	1,989,979
Dow, Inc.	35,300	1,935,852
Linde plc	7,913	3,249,948
LyondellBasell Industries NV, Class A	21,571	2,050,971
	Shares	Value

Chemicals (continued)
Nutrien Ltd. (Canada) (e)	32,486	$ 1,829,936
		11,056,686
Commercial Services & Supplies 0.0% ‡
Quad/Graphics, Inc. (k)	6	33
Communications Equipment 0.9%
Cisco Systems, Inc.	97,069	4,903,925
Construction & Engineering 0.3%
Vinci SA (France)	13,862	1,739,946
Consumer Staples Distribution & Retail 0.7%
Walmart, Inc.	23,948	3,775,402
Diversified Telecommunication Services 2.5%
AT&T, Inc.	96,107	1,612,675
BCE, Inc. (Canada)	40,051	1,576,892
Deutsche Telekom AG (Registered) (Germany)	185,670	4,458,106
Orange SA (France)	177,261	2,016,362
TELUS Corp. (Canada)	85,325	1,518,406
Verizon Communications, Inc.	41,236	1,554,597
		12,737,038
Electric Utilities 2.2%
American Electric Power Co., Inc.	30,758	2,498,165
Duke Energy Corp.	16,464	1,597,666
Entergy Corp.	16,558	1,675,504
Evergy, Inc.	29,325	1,530,765
NextEra Energy, Inc.	41,032	2,492,284
Pinnacle West Capital Corp.	22,976	1,650,596
		11,444,980
Electrical Equipment 1.0%
Eaton Corp. plc	13,164	3,170,154
Emerson Electric Co.	22,606	2,200,242
		5,370,396
Food Products 1.0%
Mondelez International, Inc., Class A	21,821	1,580,495
Nestle SA (Registered)	17,199	1,994,025
Orkla ASA (Norway)	209,051	1,622,219
		5,196,739
Gas Utilities 0.5%
Snam SpA (Italy)	454,011	2,333,111
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments December 31, 2023†^ (continued)
	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies 0.6%
Medtronic plc	36,139	$ 2,977,131
Health Care Providers & Services 1.1%
CVS Health Corp.	21,846	1,724,960
UnitedHealth Group, Inc.	7,077	3,725,828
		5,450,788
Hotels, Restaurants & Leisure 1.8%
McDonald's Corp.	7,612	2,257,034
Restaurant Brands International, Inc. (Canada)	59,740	4,667,486
Vail Resorts, Inc.	11,503	2,455,546
		9,380,066
Household Durables 0.3%
Garmin Ltd.	13,666	1,756,628
Industrial Conglomerates 0.9%
Honeywell International, Inc.	7,411	1,554,161
Siemens AG (Registered) (Germany)	16,498	3,094,747
		4,648,908
Insurance 2.7%
Allianz SE (Registered) (Germany)	6,870	1,834,982
AXA SA (France)	66,808	2,174,967
Manulife Financial Corp. (Canada)	142,399	3,146,630
MetLife, Inc.	49,120	3,248,306
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	4,712	1,951,200
Travelers Cos., Inc. (The)	8,080	1,539,159
		13,895,244
IT Services 1.1%
International Business Machines Corp.	35,747	5,846,422
Leisure Products 0.3%
Hasbro, Inc.	32,708	1,670,070
Machinery 0.7%
Cummins, Inc.	14,060	3,368,354
Media 0.8%
Comcast Corp., Class A	51,714	2,267,659
Omnicom Group, Inc.	23,405	2,024,766
		4,292,425
	Shares	Value

Multi-Utilities 0.6%
NiSource, Inc.	66,488	$ 1,765,256
WEC Energy Group, Inc.	17,259	1,452,690
		3,217,946
Oil, Gas & Consumable Fuels 2.0%
Chevron Corp.	10,928	1,630,021
Enterprise Products Partners LP	52,920	1,394,442
MPLX LP	39,178	1,438,616
TotalEnergies SE (France)	67,268	4,574,447
Williams Cos., Inc. (The)	43,854	1,527,435
		10,564,961
Personal Care Products 0.3%
Unilever plc (United Kingdom)	29,714	1,439,248
Pharmaceuticals 5.5%
Astellas Pharma, Inc. (Japan)	160,300	1,916,779
AstraZeneca plc, Sponsored ADR (United Kingdom)	63,463	4,274,233
Bristol-Myers Squibb Co.	29,196	1,498,047
Eli Lilly & Co.	5,886	3,431,067
GSK plc	82,077	1,517,191
Johnson & Johnson	12,458	1,952,667
Merck & Co., Inc.	26,145	2,850,328
Novartis AG (Registered) (Switzerland)	40,807	4,117,817
Pfizer, Inc.	49,026	1,411,458
Roche Holding AG	5,342	1,552,962
Sanofi SA	39,201	3,884,449
		28,406,998
Professional Services 0.4%
Paychex, Inc.	15,449	1,840,130
Retail REITs 0.4%
Realty Income Corp.	31,987	1,836,694
Semiconductors & Semiconductor Equipment 4.6%
Analog Devices, Inc.	27,983	5,556,305
Broadcom, Inc.	6,213	6,935,261
KLA Corp.	8,039	4,673,071
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Taiwan)	36,003	3,744,312
Texas Instruments, Inc.	18,768	3,199,193
		24,108,142
Software 1.3%
Microsoft Corp.	18,093	6,803,692

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP Income Builder Portfolio

	Shares	Value
Common Stocks (continued)
Specialized REITs 1.2%
Iron Mountain, Inc.	60,129	$ 4,207,827
VICI Properties, Inc.	64,245	2,048,131
		6,255,958
Specialty Retail 0.8%
Best Buy Co., Inc.	21,032	1,646,385
Home Depot, Inc. (The)	6,587	2,282,725
		3,929,110
Technology Hardware, Storage & Peripherals 2.8%
Apple, Inc.	24,328	4,683,870
Dell Technologies, Inc., Class C	31,006	2,371,959
Hewlett Packard Enterprise Co.	97,387	1,653,631
NetApp, Inc.	27,614	2,434,450
Samsung Electronics Co. Ltd., GDR (Republic of Korea)	2,155	3,228,190
		14,372,100
Tobacco 1.5%
British American Tobacco plc (United Kingdom)	69,803	2,042,407
Imperial Brands plc (United Kingdom)	90,791	2,090,604
Philip Morris International, Inc.	36,317	3,416,703
		7,549,714
Trading Companies & Distributors 0.7%
MSC Industrial Direct Co., Inc., Class A	36,796	3,725,963
Wireless Telecommunication Services 0.7%
Rogers Communications, Inc., Class B (Canada)	38,179	1,787,286
SK Telecom Co. Ltd. (Republic of Korea)	46,547	1,808,485
		3,595,771
Total Common Stocks (Cost $253,110,842)		286,683,127
Short-Term Investments 2.8%
Affiliated Investment Company 2.3%
MainStay U.S. Government Liquidity Fund, 5.235% (l)	12,142,456	12,142,456
Unaffiliated Investment Company 0.4%
Invesco Government & Agency Portfolio, 5.361% (l)(m)	2,298,070	2,298,070

	Principal Amount	Value

U.S. Treasury Debt 0.1%
U.S. Treasury Bills
5.29%, due 3/14/24 (n)	$ 260,000	$ 257,302
Total Short-Term Investments (Cost $14,697,774)		14,697,828
Total Investments (Cost $487,228,417)	98.4%	511,361,606
Other Assets, Less Liabilities	1.6	8,340,876
Net Assets	100.0%	$ 519,702,482

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2023.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2023.
(d)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	All or a portion of this security was held on loan. As of December 31, 2023, the aggregate market value of securities on loan was $8,121,558; the total market value of collateral held by the Portfolio was $8,383,514. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $6,085,444. The Portfolio received cash collateral with a value of $2,298,070. (See Note 2(L))
(f)	Step coupon—Rate shown was the rate in effect as of December 31, 2023.
(g)	Illiquid security—As of December 31, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $251,875, which represented less than one-tenth of a percent of the Portfolio’s net assets. (Unaudited)
(h)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(i)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2023.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments December 31, 2023†^ (continued)
(j)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2023.
(k)	Non-income producing security.
(l)	Current yield as of December 31, 2023.
(m)	Represents a security purchased with cash collateral received for securities on loan.
(n)	Interest rate shown represents yield to maturity.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 6,070	$ 146,387	$ (140,315)	$ —	$ —	$ 12,142	$ 292	$ —	12,142
Foreign Currency Forward Contracts
As of December 31, 2023, the Portfolio held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	9,875,000	USD	6,283,711	JPMorgan Chase Bank N.A.	2/1/24	$ 452,503
GBP	133,000	USD	161,614	JPMorgan Chase Bank N.A.	2/1/24	7,944
JPY	3,368,551,000	USD	22,624,324	JPMorgan Chase Bank N.A.	2/1/24	1,378,684
Total Unrealized Appreciation						1,839,131
USD	2,859,798	EUR	2,684,147	JPMorgan Chase Bank N.A.	2/1/24	(107,065)
Total Unrealized Depreciation						(107,065)
Net Unrealized Appreciation						$ 1,732,066

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.
Futures Contracts
As of December 31, 2023, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
E-Mini Energy Select Sector Index	49	March 2024	$ 4,187,875	$ 4,342,870	$ 154,995
E-Mini Health Care Select Sector Index	47	March 2024	6,319,244	6,543,810	224,566
E-Mini Utilities Select Sector Index	81	March 2024	5,207,991	5,224,500	16,509
S&P 500 E-Mini Index	118	March 2024	27,380,071	28,438,000	1,057,929
S&P Midcap 400 E-Mini Index	10	March 2024	2,649,420	2,809,500	160,080
U.S. Treasury 5 Year Notes	66	March 2024	7,085,591	7,179,047	93,456
U.S. Treasury 10 Year Notes	147	March 2024	16,308,763	16,594,922	286,159
U.S. Treasury 10 Year Ultra Bonds	31	March 2024	3,504,281	3,658,484	154,203
U.S. Treasury Long Bonds	61	March 2024	7,055,699	7,621,187	565,488
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP Income Builder Portfolio

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
U.S. Treasury Ultra Bonds	81	March 2024	$ 9,955,266	$ 10,821,094	$ 865,828
Yen Denominated Nikkei 225 Index	298	March 2024	35,286,988	35,152,376	(134,612)
Total Long Contracts					3,444,601
Short Contracts
Euro STOXX 50 Index	(333)	March 2024	(16,761,658)	(16,700,765)	60,893
FTSE 100 Index	(71)	March 2024	(6,856,591)	(7,019,644)	(163,053)
S&P E-Mini Commercial Service Equity Index	(76)	March 2024	(7,050,748)	(7,305,500)	(254,752)
U.S. Treasury 2 Year Notes	(7)	March 2024	(1,431,289)	(1,441,399)	(10,110)
Total Short Contracts					(367,022)
Net Unrealized Appreciation					$ 3,077,579

1.	As of December 31, 2023, cash in the amount of $7,209,731 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2023.
Abbreviation(s):
ADR—American Depositary Receipt
AUD—Australia Dollar
EUR—Euro
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FTSE—Financial Times Stock Exchange
GBP—British Pound Sterling
GDR—Global Depositary Receipt
GNMA—Government National Mortgage Association
JPY—Japanese Yen
REIT—Real Estate Investment Trust
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
STACR—Structured Agency Credit Risk
UMBS—Uniform Mortgage Backed Securities
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments December 31, 2023†^ (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 16,124,279	$ —	$ 16,124,279
Corporate Bonds	—	78,356,296	—	78,356,296
Foreign Government Bonds	—	1,630,042	—	1,630,042
Loan Assignments	—	486,195	—	486,195
Mortgage-Backed Securities	—	82,584,613	—	82,584,613
Municipal Bond	—	756,365	—	756,365
U.S. Government & Federal Agencies	—	30,042,861	—	30,042,861
Total Long-Term Bonds	—	209,980,651	—	209,980,651
Common Stocks
Air Freight & Logistics	4,823,560	1,922,636	—	6,746,196
Wireless Telecommunication Services	1,787,286	1,808,485	—	3,595,771
All Other Industries	276,341,160	—	—	276,341,160
Total Common Stocks	282,952,006	3,731,121	—	286,683,127
Short-Term Investments
Affiliated Investment Company	12,142,456	—	—	12,142,456
Unaffiliated Investment Company	2,298,070	—	—	2,298,070
U.S. Treasury Debt	—	257,302	—	257,302
Total Short-Term Investments	14,440,526	257,302	—	14,697,828
Total Investments in Securities	297,392,532	213,969,074	—	511,361,606
Other Financial Instruments (b)
Foreign Currency Forward Contracts	—	1,839,131	—	1,839,131
Futures Contracts	3,640,106	—	—	3,640,106
Total Other Financial Instruments	3,640,106	1,839,131	—	5,479,237
Total Investments in Securities and Other Financial Instruments	$ 301,032,638	$ 215,808,205	$ —	$ 516,840,843
Liability Valuation Inputs
Other Financial Instruments (b)
Foreign Currency Forward Contracts	$ —	$ (107,065)	$ —	$ (107,065)
Futures Contracts	(562,527)	—	—	(562,527)
Total Other Financial Instruments	$ (562,527)	$ (107,065)	$ —	$ (669,592)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP Income Builder Portfolio

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $475,085,961) including securities on loan of $8,121,558	$499,219,150
Investment in affiliated investment companies, at value (identified cost $12,142,456)	12,142,456
Cash	31,091
Cash denominated in foreign currencies (identified cost $53,010)	53,023
Cash collateral on deposit at broker for futures contracts	7,209,731
Receivables:
Investment securities sold	3,140,160
Dividends and interest	2,431,769
Portfolio shares sold	520,508
Securities lending	17,141
Unrealized appreciation on foreign currency forward contracts	1,839,131
Other assets	29,119
Total assets	526,633,279
Liabilities
Cash collateral received for securities on loan	2,298,070
Payables:
Investment securities purchased	3,542,237
Variation margin on futures contracts	289,820
Portfolio shares redeemed	284,770
Manager (See Note 3)	247,696
NYLIFE Distributors (See Note 3)	78,543
Professional fees	41,225
Custodian	35,813
Shareholder communication	2,704
Accrued expenses	2,854
Unrealized depreciation on foreign currency forward contracts	107,065
Total liabilities	6,930,797
Net assets	$519,702,482
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 35,952
Additional paid-in-capital	536,592,461
536,628,413
Total distributable earnings (loss)	(16,925,931)
Net assets	$519,702,482
Initial Class
Net assets applicable to outstanding shares	$144,150,431
Shares of beneficial interest outstanding	9,893,623
Net asset value per share outstanding	$ 14.57
Service Class
Net assets applicable to outstanding shares	$375,552,051
Shares of beneficial interest outstanding	26,058,565
Net asset value per share outstanding	$ 14.41

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Interest	$ 10,581,358
Dividends-unaffiliated (net of foreign tax withholding of $444,602)	9,410,734
Dividends-affiliated	292,367
Securities lending, net	77,669
Total income	20,362,128
Expenses
Manager (See Note 3)	2,947,854
Distribution/Service—Service Class (See Note 3)	932,646
Professional fees	119,549
Custodian	80,120
Trustees	13,554
Shareholder communication	5,577
Miscellaneous	25,685
Total expenses	4,124,985
Net investment income (loss)	16,237,143
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(6,460,256)
Futures transactions	(1,408,449)
Foreign currency transactions	(125,253)
Foreign currency forward transactions	(3,414,386)
Net realized gain (loss)	(11,408,344)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	39,833,219
Futures contracts	3,402,965
Foreign currency forward contracts	1,055,996
Translation of other assets and liabilities in foreign currencies	(329,858)
Net change in unrealized appreciation (depreciation)	43,962,322
Net realized and unrealized gain (loss)	32,553,978
Net increase (decrease) in net assets resulting from operations	$ 48,791,121
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay VP Income Builder Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 16,237,143	$ 14,927,789
Net realized gain (loss)	(11,408,344)	(36,987,033)
Net change in unrealized appreciation (depreciation)	43,962,322	(72,100,871)
Net increase (decrease) in net assets resulting from operations	48,791,121	(94,160,115)
Distributions to shareholders:
Initial Class	(3,886,538)	(18,520,336)
Service Class	(9,476,787)	(44,926,426)
	(13,363,325)	(63,446,762)
Distributions to shareholders from return of capital:
Initial Class	(826,081)	(1,897,990)
Service Class	(2,014,286)	(4,604,122)
	(2,840,367)	(6,502,112)
Total distributions to shareholders	(16,203,692)	(69,948,874)
Capital share transactions:
Net proceeds from sales of shares	31,660,834	44,815,527
Net asset value of shares issued to shareholders in reinvestment of distributions	16,203,692	69,948,874
Cost of shares redeemed	(104,798,961)	(105,661,713)
Increase (decrease) in net assets derived from capital share transactions	(56,934,435)	9,102,688
Net increase (decrease) in net assets	(24,347,006)	(155,006,301)
Net Assets
Beginning of year	544,049,488	699,055,789
End of year	$ 519,702,482	$ 544,049,488
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 13.69	$ 18.23	$ 17.37	$ 17.14	$ 15.23
Net investment income (loss) (a)	0.46	0.42	0.42	0.41	0.49
Net realized and unrealized gain (loss)	0.88	(3.02)	1.37	0.87	2.22
Total from investment operations	1.34	(2.60)	1.79	1.28	2.71
Less distributions:
From net investment income	(0.38)	(0.26)	(0.39)	(0.42)	(0.68)
From net realized gain on investments	—	(1.51)	(0.54)	(0.63)	(0.12)
Return of capital	(0.08)	(0.17)	—	—	—
Total distributions	(0.46)	(1.94)	(0.93)	(1.05)	(0.80)
Net asset value at end of year	$ 14.57	$ 13.69	$ 18.23	$ 17.37	$ 17.14
Total investment return (b)	10.05%	(13.52)%	10.52%	7.98%	18.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.32%	2.70%	2.31%	2.50%	3.00%
Net expenses (c)	0.62%	0.62%	0.61%	0.62%	0.63%
Portfolio turnover rate	56%	58%	67%(d)	68%(d)	59%(d)
Net assets at end of year (in 000's)	$ 144,150	$ 158,020	$ 198,243	$ 192,022	$ 193,252

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 67%, 67%, and 52% for the years ended December 31, 2021, 2020, and 2019, respectively.

	Year Ended December 31,
Service Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 13.54	$ 18.06	$ 17.22	$ 16.99	$ 15.11
Net investment income (loss) (a)	0.42	0.38	0.37	0.37	0.45
Net realized and unrealized gain (loss)	0.88	(3.00)	1.36	0.86	2.19
Total from investment operations	1.30	(2.62)	1.73	1.23	2.64
Less distributions:
From net investment income	(0.36)	(0.22)	(0.35)	(0.37)	(0.64)
From net realized gain on investments	—	(1.51)	(0.54)	(0.63)	(0.12)
Return of capital	(0.07)	(0.17)	—	—	—
Total distributions	(0.43)	(1.90)	(0.89)	(1.00)	(0.76)
Net asset value at end of year	$ 14.41	$ 13.54	$ 18.06	$ 17.22	$ 16.99
Total investment return (b)	9.78%	(13.73)%	10.24%	7.71%	17.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.07%	2.45%	2.06%	2.25%	2.74%
Net expenses (c)	0.87%	0.87%	0.86%	0.87%	0.88%
Portfolio turnover rate	56%	58%	67%(d)	68%(d)	59%(d)
Net assets at end of year (in 000's)	$ 375,552	$ 386,030	$ 500,812	$ 473,118	$ 433,515

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 67%, 67%, and 52% for the years ended December 31, 2021, 2020, and 2019, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay VP Income Builder Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Income Builder Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Service Class	June 4, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

35

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair

36	MainStay VP Income Builder Portfolio

valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Portfolio's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisors might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisors reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Portfolio's procedures described above. The liquidity of the Portfolio's investments was determined as of December 31, 2023, and can change at any time.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection
37

Notes to Financial Statements (continued)
with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures

38	MainStay VP Income Builder Portfolio

commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging  techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio.
(I) Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the Secured Overnight Financing Rate ("SOFR") or an alternative reference rate.
The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities.
(J) Foreign Currency Forward Contracts. The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, leverage risk, operational risk, legal risk and liquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Liquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Liquidity risk also can arise when forward currency contracts create margin or settlement payment obligations for the Portfolio. Leverage risk is the risk that a foreign currency forward contract can magnify the Portfolio's gains and losses. Operational risk refers to
39

Notes to Financial Statements (continued)
risk related to potential operational issues (including documentation issues, settlement issues, systems failures, inadequate controls and human error), and legal risk refers to insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a foreign currency forward contract. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio's assets. Moreover, there may be an imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.
(K) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(L) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the
Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(M) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging

40	MainStay VP Income Builder Portfolio

markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
The Portfolio may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(N) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(O) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(P) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. The Portfolio also entered into domestic and foreign equity index futures contracts to increase the equity sensitivity to the Portfolio.
The Portfolio entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of December 31, 2023:
Asset Derivatives	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$ —	$1,674,972	$1,965,134	$3,640,106
Forward Contracts - Unrealized appreciation on foreign currency forward contracts	1,839,131	—	—	1,839,131
Total Fair Value	$1,839,131	$1,674,972	$1,965,134	$5,479,237

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

41

Notes to Financial Statements (continued)
Liability Derivatives	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$ —	$(552,417)	$(10,110)	$(562,527)
Forward Contracts - Unrealized depreciation on foreign currency forward contracts	(107,065)	—	—	(107,065)
Total Fair Value	$(107,065)	$(552,417)	$(10,110)	$(669,592)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Transactions	$ —	$1,132,159	$(2,540,608)	$(1,408,449)
Forward Transactions	(3,414,386)	—	—	(3,414,386)
Total Net Realized Gain (Loss)	$(3,414,386)	$1,132,159	$(2,540,608)	$(4,822,835)

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$1,234,793	$2,168,172	$3,402,965
Forward Contracts	1,055,996	—	—	1,055,996
Total Net Change in Unrealized Appreciation (Depreciation)	$1,055,996	$1,234,793	$2,168,172	$4,458,961

Average Notional Amount	Total
Futures Contracts Long	$139,484,017
Futures Contracts Short	$ (31,535,608)
Forward Contracts Long	$ 31,061,188
Forward Contracts Short	$ (9,510,540)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, MacKay Shields LLC ("MacKay Shields" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser, also serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio. Asset allocation decisions for the Portfolio are made by a committee chaired by New York Life Investments in collaboration with MacKay Shields. New York Life Investments pays for the services of the Subadvisors.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.57% up to $1 billion; and 0.55% in excess of $1 billion. During the year ended December 31, 2023, the effective management fee rate was 0.57% of the Portfolio's average daily net assets.
During the year ended December 31, 2023, New York Life Investments earned fees from the Portfolio in the amount of $2,947,854 and paid MacKay Shields and Epoch fees in the amount of $659,074 and $814,803, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life

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Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$489,557,629	$44,613,917	$(22,846,284)	$21,767,633
As of December 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(37,541,956)	$59,406	$20,556,619	$(16,925,931)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sales, mark to market of forwards and partnership adjustments.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(469,268)	$469,268
The reclassifications for the Portfolio are primarily due to return of capital.
As of December 31, 2023, for federal income tax purposes, capital loss carryforwards of $37,505,611, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$21,194	$16,312
During the years ended December 31, 2023 and December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$13,363,325	$16,814,864
Long-Term Capital Gains	—	46,631,898
Return of Capital	2,840,367	6,502,112
Total	$16,203,692	$69,948,874
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily SOFR + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December
43

Notes to Financial Statements (continued)
31, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2023, purchases and sales of U.S. government securities were $84,131 and $97,504, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $197,248 and $243,780, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2023 and December 31, 2022, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	161,726	$ 2,247,369
Shares issued to shareholders in reinvestment of distributions	337,238	4,712,619
Shares redeemed	(2,151,511)	(30,087,211)
Net increase (decrease)	(1,652,547)	$(23,127,223)
Year ended December 31, 2022:
Shares sold	219,018	$ 3,428,090
Shares issued to shareholders in reinvestment of distributions	1,559,961	20,418,326
Shares redeemed	(1,110,037)	(17,170,397)
Net increase (decrease)	668,942	$ 6,676,019

Service Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	2,133,800	$ 29,413,465
Shares issued to shareholders in reinvestment of distributions	831,184	11,491,073
Shares redeemed	(5,418,948)	(74,711,750)
Net increase (decrease)	(2,453,964)	$(33,807,212)
Year ended December 31, 2022:
Shares sold	2,643,387	$ 41,387,437
Shares issued to shareholders in reinvestment of distributions	3,830,832	49,530,548
Shares redeemed	(5,696,211)	(88,491,316)
Net increase (decrease)	778,008	$ 2,426,669
Note 10–Other Matters
As of the date of this report, the Portfolio faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Portfolio's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

44	MainStay VP Income Builder Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP Income Builder Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Income Builder Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2024
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
45

Board Consideration and Approval of Management Agreement and Subadvisory
Agreements (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Income Builder Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of MacKay Shields LLC (“MacKay”) and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments, MacKay and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments, MacKay and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, MacKay and/or Epoch that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, MacKay and Epoch personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements.  In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments, MacKay and Epoch; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments, MacKay and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments, MacKay and Epoch with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With

46	MainStay VP Income Builder Portfolio

respect to the Subadvisory Agreements, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreements.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments, MacKay and Epoch.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments, MacKay and Epoch, resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have invested in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments, MacKay and Epoch
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay and Epoch, evaluating the performance of MacKay and Epoch, making recommendations to the Board as to whether the Subadvisory Agreements should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of MacKay and Epoch and ongoing analysis of, and interactions with, MacKay and Epoch with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s and Epoch’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay and Epoch provide to the Portfolio and considered the terms of each of the Advisory Agreements.  The Board evaluated MacKay’s and Epoch’s experience and performance in serving as subadvisors to the Portfolio and advising other portfolios and MacKay’s and Epoch’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at MacKay and Epoch.  The Board considered New York Life Investments’, MacKay’s and Epoch’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments, MacKay and Epoch and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Portfolio.  The Board also considered MacKay’s and Epoch’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Portfolio.  In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments, MacKay and Epoch regarding their respective business continuity and disaster recovery plans.
47

Board Consideration and Approval of Management Agreement and Subadvisory
Agreements (Unaudited) (continued)
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between representatives of MacKay and Epoch and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments, MacKay and Epoch
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates, including MacKay, and Epoch due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates, including MacKay, due to their relationships with the MainStay Group of Funds. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate. With respect to the profitability of Epoch’s relationship with the Portfolio, the Board considered information from New York Life Investments that Epoch’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of Epoch’s profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments, MacKay and Epoch and profitability of New York Life Investments and its affiliates, including MacKay, and Epoch due to their relationships with the Portfolio, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, and Epoch’s continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio.  The Board also considered the financial resources of New York Life Investments, MacKay and Epoch and acknowledged that New York Life Investments, MacKay and Epoch must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, MacKay and Epoch to continue to provide high-quality services to the Portfolio.  The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay, and Epoch and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to MacKay and Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay and Epoch in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and Epoch that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of

48	MainStay VP Income Builder Portfolio

the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts.  The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor, and insurance companies affiliated with New York Life Investments would be entitled to receive fees from the Portfolio under a distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive, and other expected benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable, and other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to Epoch and its affiliates are consistent with those expected for a subadvisor to a mutual fund.  With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses.  With respect to the management fee and subadvisory fees, the Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fees paid to MacKay and Epoch are paid by New York Life Investments, not the Portfolio.  The Board also considered the reasonableness of the subadvisory fees paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments, MacKay and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Portfolio, if any.  The Board considered the contractual management fee schedule for the Portfolio as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses.  The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Portfolio and whether the Portfolio’s management fee and expense structure permits any economies of scale to be appropriately shared with the Portfolio’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio.  The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board
49

Board Consideration and Approval of Management Agreement and Subadvisory
Agreements (Unaudited) (continued)
also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Portfolio’s shareholders through the Portfolio’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
50	MainStay VP Income Builder Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
51

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay VP Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay Funds: Trustee since 2023 (11 Funds)
MainStay Funds Trust: Trustee since 2023 (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
52	MainStay VP Income Builder Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay VP Funds Trust: Chair since 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC since 1990	81	MainStay Funds: Chair since January 2017 and Trustee since 2007 (11 Funds); MainStay Funds Trust: Chair since January 2017 and Trustee since 1990 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
53

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay Funds: Trustee since 2006 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
54	MainStay VP Income Builder Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015 to 2016); Managing Director, Product Development (from 2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP Natural Resources Portfolio
MainStay VP PineStone International Equity Portfolio1
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio2
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
PineStone Asset Management Inc.
Montreal, Québec
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to August 28, 2023, the Portfolio's name was MainStay VP MacKay International Equity Portfolio.
2.	Effective on or about May 1, 2024, the MainStay VP MacKay Government Portfolio will be renamed the MainStay VP U.S. Infrastructure Bond Portfolio.
Not part of the Annual Report

2023 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2024 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015533	MSVPIB11-02/24
(NYLIAC) NI522

MainStay VP MacKay Strategic Bond Portfolio

Message from the President and Annual Report
December 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit our website.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Against a backdrop of easing inflationary pressures and continued economic growth, stocks and bonds generally gained ground during the 12-month period ended December 31, 2023, despite high levels of volatility and sharp disparities between the performance of the different market sectors.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation, interest rate, and economic growth trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 6.4% in January, and 3.4% in December 2023. At the same time, the Fed increased the benchmark federal funds rate from 4.25%–4.50% at the beginning of reporting period, to 5.25%–5.50% as of the end of 2023. Despite the increasing cost of capital and tighter lending environment that resulted from rising rates, economic growth remained surprisingly robust, bolstered by high levels of consumer spending, low levels of unemployment and better-than-expected corporate earnings. With the pace of rate increases slowing from the prior year, investors began hoping for an early shift to a looser monetary policy, with stock prices and bond yields reacting as economic data and statements from the Fed either reinforced or undercut those hopes. Following months of hawkish rhetoric, the Fed finally reversed its stance in December 2023, signaling a positive economic outlook with little chance of a recession and a likelihood of rate cuts in 2024.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced strong gains during the reporting period-– recovering all its losses from 2022 and approached new record territory. A preponderance of the Index’s gains were generated by a relatively small number of mega-cap stocks in the information technology, communication services and consumer discretionary sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened during the closing weeks of the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced generally positive returns, bolstered by attractive and relatively stable yields. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield. Corporate bond prices trended moderately higher, generally outperforming government securities. After years of low yields and tight credit spreads, the corporate sector benefited from more attractive valuations and income opportunities. Among corporates, markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. International bond markets produced mixed returns, with emerging-markets issues advancing over their developed-markets counterparts.
The market volatility of recent years reminds us of the constant need for experienced and steadfast portfolio management in the face of uncertainty. New York Life Investments remains dedicated to providing you, as a valued MainStay VP investor, with the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	4/29/2011	10.19%	3.44%	2.74%	0.62%
Service Class Shares	4/29/2011	9.92	3.18	2.49	0.87

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate Bond Index[1]	5.53%	1.10%	1.81%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index[2]	5.12	2.02	1.44
Morningstar Nontraditional Bond Category Average[3]	6.95	2.56	2.18

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Bloomberg U.S. Aggregate Bond Index is the Portfolio's primary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
2.	The Portfolio has selected the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index as a secondary benchmark. The ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index is unmanaged and tracks the performance of a synthetic asset paying a deposit offered rate to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.
3.	The Portfolio has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period.
5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Strategic Bond Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]
Initial Class Shares	$1,000.00	$1,060.60	$3.22	$1,022.08	$3.16	0.62%
Service Class Shares	$1,000.00	$1,059.20	$4.52	$1,020.82	$4.43	0.87%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.
6	MainStay VP MacKay Strategic Bond Portfolio

Portfolio Composition as of December 31, 2023 (Unaudited)
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2023 (excluding short-term investments) (Unaudited)
1.	GNMA, (zero coupon)-3.50%, due 8/20/49–10/16/63
2.	UMBS Pool, 30 Year, 5.50%-6.50%, due 7/1/53–12/1/53
3.	UMBS, 30 Year, 4.00%-6.50%, due 6/1/52–12/1/53
4.	FHLMC, (zero coupon)-3.50%, due 1/15/33–8/15/56
5.	FNMA, (zero coupon)-9.552%, due 3/25/31–3/25/60
6.	Citigroup, Inc., 2.52%-6.30%, due 5/15/24–11/3/32
7.	CF Hippolyta Issuer LLC, 1.69%-2.28%, due 7/15/60–3/15/61
8.	Connecticut Avenue Securities Trust, 8.437%-11.337%, due 10/25/41
9.	FHLMC STACR REMIC Trust, 7.437%-8.687%, due 9/25/41
10.	FHLMC Structured Agency Credit Risk Debt Notes, 8.737%-11.337%, due 8/25/33–11/25/50

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Shu-Yang Tan, CFA, Matt Jacob, Michael DePalma, Tom Musmanno, CFA, Neil Moriarty III and Lesya Paisley, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.
How did MainStay VP MacKay Strategic Bond Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2023?
For the 12 months ended December 31, 2023, MainStay VP MacKay Strategic Bond Portfolio returned 10.19% for Initial Class shares and 9.92% for Service Class shares. Over the same period, both share classes outperformed the 5.53% return of the Bloomberg U.S. Aggregate Bond Index, which is the Portfolio’s primary benchmark, and the 5.12% return of the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index, which is the Portfolio’s secondary benchmark. For the 12 months ended December 31, 2023, both share classes also outperformed the 6.95% return of the Morningstar Nontraditional Bond Category Average.1
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
Although volatility was prevalent throughout the reporting period, there was no single event that adversely impacted the Portfolio’s performance or liquidity during the reporting period. The markets, in general, were impacted by the U.S. Federal Reserve’s interest rate policy, as well as a rally in “risk” assets.
What factors affected the Portfolio’s relative performance during the reporting period?
During the reporting period, security selection and overweight exposure to securitized products, high-yield corporates and emerging market credit made positive contributions to the Portfolio’s performance relative to the Bloomberg U.S. Aggregate Bond Index, as spread2 product, in general, outperformed the market. (Contributions take weightings and total returns into account.)
What was the Portfolio’s duration strategy during the reporting period?
The Portfolio does not track a fixed-income index and can demonstrate a low correlation to the Bloomberg U.S. Aggregate Bond Index. The average duration of the Portfolio will normally vary from 0 to 7 years. At the end of the reporting period, the Portfolio held a shorter duration relative to the Index. The
Portfolio’s effective duration was 4.5 years compared to 6.1 years for the Bloomberg U.S. Aggregate Bond Index.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
During the reporting period, we lowered the Portfolio’s risk profile by reducing its weight in high-yield corporate bonds, due to full valuations, and increased the Portfolio’s weight in residential mortgage-backed securities (“RMBS”), as those spreads to U.S. Treasury securities had widened out. Additionally we reduced the Portfolio’s exposure to regional banks in favor of G-SIBs (globally systematically important banks), based on stronger capital ratios and balance sheet liquidity, in addition to the fact that regional banks have a disproportionate exposure to commercial real estate, which remained a risk.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
During the reporting period, the market segments making the strongest contributions to the Portfolio’s absolute returns included credit risk transfer bonds, investment-grade corporate bonds and asset-backed securities. The market segments that contributed the least on an absolute basis included collateralized mortgage obligations, U.S. Treasury securities and preferred securities.
Did the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the Portfolio added exposure to Georgia Power, a fully regulated utility, because we saw attractive value on a risk-adjusted basis. Georgia Power benefited from stable and predictable cash flow generation and strong relationships with its regulators. The Portfolio also purchased a position in Charter Communications based on attractive valuation. We considered Charter a core high-yield holding as one of the largest cable and telecommunications providers in the United States, with solid fundamentals and relatively non-cyclical operations.

1.	See "Investment and Performance Comparison" for more information on benchmark and peer group returns.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
8	MainStay VP MacKay Strategic Bond Portfolio

During the same period, we sold the Portfolio’s position in Howmet Aerospace for relative value reasons as valuations became full. Although Howmet is a strong high-yield credit rated BB+3 on an improving trajectory, in our opinion, the valuation already fully reflected any potential future improvement. We also sold the Portfolio’s QVC holdings following a periodic credit review of the issuer. We concluded that in light of worsening earnings trends, coupled with our cautious outlook on cyclical consumer spending, a stress event may materialize for the issuer in 2024, and is likely in 2025.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, the Portfolio increased its exposure to residential mortgages and, to a lesser degree, asset-backed securities. During the same period, the Portfolio reduced its exposure to agency mortgages, high-yield corporate bonds and CMBS.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2023, relative to the Bloomberg U.S. Aggregate Bond Index, the Portfolio held overweight exposure to high-yield and investment-grade corporate bonds, as well as securitized assets. As of the same date, the Portfolio held underweight exposure to U.S. Treasury securities.
3.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2023†^
	Principal Amount	Value
Long-Term Bonds 98.3%
Asset-Backed Securities 14.9%
Automobile Asset-Backed Securities 10.5%
American Credit Acceptance Receivables Trust (a)
Series 2021-2, Class D
1.34%, due 7/13/27	$ 1,915,000	$ 1,864,854
Series 2021-4, Class D
1.82%, due 2/14/28	2,230,000	2,152,267
Series 2022-1, Class D
2.46%, due 3/13/28	3,265,000	3,140,760
Series 2021-2, Class E
2.54%, due 7/13/27	2,240,000	2,156,888
Series 2021-4, Class E
3.12%, due 2/14/28	1,600,000	1,531,058
Avis Budget Rental Car Funding AESOP LLC
Series 2021-1A, Class A
1.38%, due 8/20/27 (a)	1,345,000	1,223,254
CPS Auto Receivables Trust
Series 2021-C, Class E
3.21%, due 9/15/28 (a)	1,560,000	1,466,148
Drive Auto Receivables Trust
Series 2021-1, Class D
1.45%, due 1/16/29	3,135,000	3,007,198
DT Auto Owner Trust (a)
Series 2021-3A, Class D
1.31%, due 5/17/27	2,330,000	2,166,539
Series 2021-4A, Class D
1.99%, due 9/15/27	1,375,000	1,274,969
Series 2021-3A, Class E
2.65%, due 9/15/28	905,000	842,738
Series 2020-3A, Class E
3.62%, due 10/15/27	2,150,000	2,081,865
Exeter Automobile Receivables Trust
Series 2021-2A, Class D
1.40%, due 4/15/27	1,710,000	1,614,503
Series 2021-1A, Class E
2.21%, due 2/15/28 (a)	1,500,000	1,399,668
Series 2021-3A, Class E
3.04%, due 12/15/28 (a)	3,825,000	3,483,680
Flagship Credit Auto Trust (a)
Series 2021-4, Class C
1.96%, due 12/15/27	1,340,000	1,262,724
Series 2021-4, Class D
2.26%, due 12/15/27	3,765,000	3,428,316
Series 2020-1, Class D
2.48%, due 3/16/26	1,000,000	976,011
Series 2020-1, Class E
3.52%, due 6/15/27	2,460,000	2,283,891
	Principal Amount	Value

Automobile Asset-Backed Securities (continued)
Flagship Credit Auto Trust (a) (continued)
Series 2022-1, Class D
3.64%, due 3/15/28	$ 715,000	$ 662,424
Series 2019-2, Class E
4.52%, due 12/15/26	1,258,000	1,227,381
Series 2020-3, Class E
4.98%, due 12/15/27	1,295,000	1,217,986
Series 2022-2, Class D
5.80%, due 4/17/28	1,995,000	1,851,356
Ford Credit Auto Owner Trust
Series 2023-2, Class B
5.92%, due 2/15/36 (a)	1,405,000	1,440,408
GLS Auto Receivables Issuer Trust (a)
Series 2021-3A, Class D
1.48%, due 7/15/27	3,630,000	3,386,410
Series 2021-4A, Class D
2.48%, due 10/15/27	2,285,000	2,137,313
Series 2021-2A, Class E
2.87%, due 5/15/28	2,410,000	2,247,122
Series 2021-1A, Class E
3.14%, due 1/18/28	1,140,000	1,088,641
Series 2021-3A, Class E
3.20%, due 10/16/28	2,780,000	2,562,785
Series 2020-1A, Class D
3.68%, due 11/16/26	1,430,000	1,404,423
Hertz Vehicle Financing III LP (a)
Series 2021-2A, Class C
2.52%, due 12/27/27	5,027,000	4,504,569
Series 2021-2A, Class D
4.34%, due 12/27/27	3,289,000	2,939,778
Hertz Vehicle Financing LLC
Series 2021-1A, Class C
2.05%, due 12/26/25 (a)	1,155,000	1,111,621
Santander Bank Auto Credit-Linked Notes
Series 2023-B, Class F
12.24%, due 12/15/33 (a)	1,115,000	1,115,960
Santander Drive Auto Receivables Trust
Series 2021-3, Class D
1.33%, due 9/15/27	1,625,000	1,552,439
Series 2021-4, Class D
1.67%, due 10/15/27	3,260,000	3,082,204
		70,890,151
Credit Card Asset-Backed Security 0.1%
Golden Credit Card Trust
Series 2021-1A, Class C
1.74%, due 8/15/28 (a)	540,000	487,979

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Home Equity Asset-Backed Securities 0.1%
First NLC Trust
Series 2007-1, Class A1
5.54% (1 Month SOFR + 0.184%), due 8/25/37 (a)(b)	$ 52,510	$ 25,636
J.P. Morgan Mortgage Acquisition Trust
Series 2007-HE1, Class AF1
4.414% (1 Month SOFR + 0.214%), due 3/25/47 (b)	18,203	10,999
Mastr Asset-Backed Securities Trust
Series 2006-HE4, Class A1
5.57% (1 Month SOFR + 0.214%), due 11/25/36 (b)	15,057	4,709
Morgan Stanley ABS Capital I, Inc. Trust (b)
Series 2007-HE4, Class A2A
5.58% (1 Month SOFR + 0.224%), due 2/25/37	16,174	5,118
Series 2007-HE7, Class M1
7.47% (1 Month SOFR + 2.114%), due 7/25/37	930,000	692,957
		739,419
Other Asset-Backed Securities 4.2%
American Airlines Pass-Through Trust
Series 2016-2, Class A
3.65%, due 6/15/28	1,351,023	1,206,675
Series 2019-1, Class B
3.85%, due 2/15/28	1,096,601	979,851
Series 2021-1, Class B
3.95%, due 7/11/30	1,365,000	1,211,534
Series 2015-2, Class A
4.00%, due 9/22/27	322,355	294,511
Auxilior Term Funding LLC
Series 2023-1A, Class D
7.27%, due 12/16/30 (a)	955,000	970,402
CF Hippolyta Issuer LLC (a)
Series 2020-1, Class A1
1.69%, due 7/15/60	1,358,173	1,255,181
Series 2021-1A, Class B1
1.98%, due 3/15/61	5,579,289	4,731,942
Series 2020-1, Class A2
1.99%, due 7/15/60	1,304,258	1,111,361
Series 2020-1, Class B1
2.28%, due 7/15/60	1,300,608	1,190,184
DB Master Finance LLC
Series 2021-1A, Class A23
2.791%, due 11/20/51 (a)	1,504,300	1,241,213
	Principal Amount	Value

Other Asset-Backed Securities (continued)
FirstKey Homes Trust
Series 2021-SFR1, Class B
1.788%, due 8/17/38 (a)	$ 1,735,000	$ 1,567,027
Home Partners of America Trust
Series 2021-2, Class B
2.302%, due 12/17/26 (a)	750,546	679,165
Navient Private Education Refi Loan Trust (a)
Series 2020-GA, Class B
2.50%, due 9/16/69	1,485,000	1,141,978
Series 2020-HA, Class B
2.78%, due 1/15/69	840,000	686,399
New Economy Assets Phase 1 Sponsor LLC
Series 2021-1, Class B1
2.41%, due 10/20/61 (a)	3,775,000	3,060,491
PFS Financing Corp.
Series 2022-D, Class B
4.90%, due 8/15/27 (a)	1,790,000	1,753,646
Sierra Timeshare Receivables Funding LLC
Series 2023-2A, Class C
7.30%, due 4/20/40 (a)	712,142	728,159
Taco Bell Funding LLC
Series 2021-1A, Class A23
2.542%, due 8/25/51 (a)	1,454,100	1,177,172
Tricon American Homes
Series 2020-SFR1, Class C
2.249%, due 7/17/38 (a)	1,780,000	1,628,430
U.S. Airways Pass-Through Trust
Series 2012-1, Class A
5.90%, due 10/1/24	638,602	638,647
United Airlines Pass-Through Trust
Series 2020-1, Class A
5.875%, due 10/15/27	1,442,773	1,460,706
		28,714,674
Total Asset-Backed Securities (Cost $106,017,315)		100,832,223
Corporate Bonds 34.4%
Agriculture 0.2%
BAT Capital Corp.
3.734%, due 9/25/40	1,160,000	852,722
BAT International Finance plc
4.448%, due 3/16/28	650,000	639,251
		1,491,973
Airlines 1.3%
American Airlines, Inc. (a)
5.50%, due 4/20/26	1,366,667	1,356,808
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Airlines (continued)
American Airlines, Inc. (a) (continued)
5.75%, due 4/20/29	$ 3,255,000	$ 3,172,852
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	787,009	775,051
4.75%, due 10/20/28	2,245,000	2,207,932
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	1,435,000	1,439,074
		8,951,717
Apparel 0.2%
Tapestry, Inc.
7.85%, due 11/27/33	1,040,000	1,109,557
Auto Manufacturers 2.3%
Ford Motor Credit Co. LLC
2.30%, due 2/10/25	1,085,000	1,043,413
4.125%, due 8/17/27	1,380,000	1,306,423
6.80%, due 5/12/28	2,175,000	2,271,680
6.95%, due 3/6/26	1,150,000	1,178,122
7.20%, due 6/10/30	965,000	1,027,770
General Motors Financial Co., Inc.
2.35%, due 1/8/31	908,000	750,614
2.70%, due 6/10/31	2,255,000	1,890,722
4.30%, due 4/6/29	1,400,000	1,348,583
Nissan Motor Acceptance Co. LLC
1.85%, due 9/16/26 (a)	5,030,000	4,522,541
		15,339,868
Banks 12.3%
Banco Santander SA
4.175% (1 Year Treasury Constant Maturity Rate + 2.00%), due 3/24/28 (b)	3,000,000	2,887,022
Bank of America Corp.
2.087%, due 6/14/29 (c)	920,000	810,813
2.687%, due 4/22/32 (c)	2,520,000	2,127,965
3.384%, due 4/2/26 (c)	2,185,000	2,125,040
Series MM
4.30%, due 1/28/25 (c)(d)	1,741,000	1,641,139
8.57%, due 11/15/24	455,000	467,704
Barclays plc
4.375% (5 Year Treasury Constant Maturity Rate + 3.41%), due 3/15/28 (b)(d)	2,340,000	1,819,129
5.20%, due 5/12/26	1,725,000	1,713,817
	Principal Amount	Value

Banks (continued)
Barclays plc (continued)
8.00% (5 Year Treasury Constant Maturity Rate + 5.431%), due 3/15/29 (b)(d)	$ 1,000,000	$ 981,412
BNP Paribas SA (a)
3.052%, due 1/13/31 (c)	1,720,000	1,510,981
4.625% (5 Year Treasury Constant Maturity Rate + 3.196%), due 1/12/27 (b)(d)	1,600,000	1,398,057
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31 (b)(d)	2,250,000	1,812,323
7.75% (5 Year Treasury Constant Maturity Rate + 4.899%), due 8/16/29 (b)(d)	705,000	719,643
BPCE SA (a)
2.045%, due 10/19/27 (c)	1,370,000	1,243,361
5.125%, due 1/18/28	585,000	583,612
6.714%, due 10/19/29 (c)	700,000	737,033
Citigroup, Inc.
2.52%, due 11/3/32 (c)	1,465,000	1,207,622
Series Y
4.15% (5 Year Treasury Constant Maturity Rate + 3.00%), due 11/15/26 (b)(d)	1,915,000	1,643,523
5.50%, due 9/13/25	2,710,000	2,722,341
Series M
6.30%, due 5/15/24 (c)(d)	3,975,000	3,919,480
Credit Agricole SA
4.75% (5 Year Treasury Constant Maturity Rate + 3.237%), due 3/23/29 (a)(b)(d)	2,965,000	2,515,206
Deutsche Bank AG
3.035%, due 5/28/32 (c)	640,000	534,647
4.875% (USISDA05 + 2.553%), due 12/1/32 (b)	4,285,000	3,995,037
Fifth Third Bank NA
3.85%, due 3/15/26	1,375,000	1,322,106
First Horizon Bank
5.75%, due 5/1/30	1,795,000	1,692,367
Goldman Sachs Group, Inc. (The)
1.948%, due 10/21/27 (c)	1,555,000	1,422,546
Series V
4.125% (5 Year Treasury Constant Maturity Rate + 2.949%), due 11/10/26 (b)(d)	1,035,000	921,720
6.75%, due 10/1/37	1,828,000	2,012,145

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Intesa Sanpaolo SpA
4.198% (1 Year Treasury Constant Maturity Rate + 2.60%), due 6/1/32 (a)(b)(e)	$ 2,515,000	$ 2,073,789
Lloyds Banking Group plc
4.582%, due 12/10/25	2,500,000	2,446,611
4.976% (1 Year Treasury Constant Maturity Rate + 2.30%), due 8/11/33 (b)	1,095,000	1,066,432
Macquarie Group Ltd.
2.871%, due 1/14/33 (a)(c)	2,065,000	1,697,524
Morgan Stanley
2.484%, due 9/16/36 (c)	2,895,000	2,294,541
5.00%, due 11/24/25	2,190,000	2,186,760
NatWest Group plc (b)
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28	2,685,000	2,493,434
4.60% (5 Year Treasury Constant Maturity Rate + 3.10%), due 6/28/31 (d)	2,740,000	2,056,164
5.847% (1 Year Treasury Constant Maturity Rate + 1.35%), due 3/2/27	1,665,000	1,678,936
Santander Holdings USA, Inc.
6.499%, due 3/9/29 (c)	1,270,000	1,312,005
Societe Generale SA (a)(b)(d)
4.75% (5 Year Treasury Constant Maturity Rate + 3.931%), due 5/26/26	1,540,000	1,350,884
5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30	1,745,000	1,427,642
Synchrony Bank
5.40%, due 8/22/25	1,970,000	1,940,417
UBS Group AG (a)
3.091%, due 5/14/32 (c)	895,000	762,241
4.375% (5 Year Treasury Constant Maturity Rate + 3.313%), due 2/10/31 (b)(d)	2,715,000	2,144,250
4.751% (1 Year Treasury Constant Maturity Rate + 1.75%), due 5/12/28 (b)	590,000	581,026
6.442%, due 8/11/28 (c)	830,000	861,954
Wells Fargo & Co.
3.00%, due 10/23/26 (e)	1,640,000	1,556,974
3.35%, due 3/2/33 (c)	1,510,000	1,318,859
	Principal Amount	Value

Banks (continued)
Wells Fargo & Co. (continued)
5.557%, due 7/25/34 (c)	$ 395,000	$ 402,153
Series U
5.875% (3 Month LIBOR + 3.99%), due 6/15/25 (b)(d)	595,000	588,798
Series S
5.90% (3 Month LIBOR + 3.11%), due 6/15/24 (b)(d)	2,725,000	2,696,272
Westpac Banking Corp.
3.02% (5 Year Treasury Constant Maturity Rate + 1.53%), due 11/18/36 (b)	1,825,000	1,483,528
		82,908,985
Building Materials 0.4%
CEMEX Materials LLC
7.70%, due 7/21/25 (a)	2,645,000	2,697,900
Chemicals 0.9%
Alpek SAB de CV
3.25%, due 2/25/31 (a)	3,185,000	2,728,363
Braskem Netherlands Finance BV (a)
4.50%, due 1/10/28	1,015,000	830,815
8.50%, due 1/12/31	610,000	567,300
Sasol Financing USA LLC
5.875%, due 3/27/24	2,080,000	2,067,260
		6,193,738
Commercial Services 0.4%
Ashtead Capital, Inc.
4.25%, due 11/1/29 (a)	1,960,000	1,830,165
California Institute of Technology
3.65%, due 9/1/2119	1,144,000	814,706
		2,644,871
Computers 0.1%
Dell International LLC
8.10%, due 7/15/36	670,000	824,033
Diversified Financial Services 2.9%
AerCap Ireland Capital DAC
3.00%, due 10/29/28	2,200,000	2,008,575
Air Lease Corp.
2.30%, due 2/1/25	1,820,000	1,755,873
Aircastle Ltd.
5.25% (5 Year Treasury Constant Maturity Rate + 4.41%), due 6/15/26 (a)(b)(d)	1,740,000	1,491,722
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
Ally Financial, Inc.
5.75%, due 11/20/25	$ 3,570,000	$ 3,547,758
8.00%, due 11/1/31	2,010,000	2,201,955
Avolon Holdings Funding Ltd.
3.25%, due 2/15/27 (a)	2,340,000	2,164,127
Banco BTG Pactual SA
2.75%, due 1/11/26 (a)	1,545,000	1,456,084
Capital One Financial Corp.
6.312%, due 6/8/29 (c)	1,875,000	1,923,581
Nomura Holdings, Inc.
5.099%, due 7/3/25	1,985,000	1,971,537
OneMain Finance Corp.
3.50%, due 1/15/27	1,175,000	1,087,397
		19,608,609
Electric 2.2%
AEP Texas, Inc.
4.70%, due 5/15/32	1,460,000	1,425,797
American Electric Power Co., Inc.
5.625%, due 3/1/33	1,850,000	1,927,312
Calpine Corp.
5.125%, due 3/15/28 (a)	1,260,000	1,208,061
Dominion Energy, Inc.
Series C
4.35% (5 Year Treasury Constant Maturity Rate + 3.195%), due 1/15/27 (b)(d)	1,045,000	926,617
FirstEnergy Transmission LLC
4.35%, due 1/15/25 (a)	1,675,000	1,647,945
Pacific Gas and Electric Co.
3.50%, due 8/1/50	2,460,000	1,698,324
Sempra
4.125% (5 Year Treasury Constant Maturity Rate + 2.868%), due 4/1/52 (b)	2,935,000	2,518,725
Virginia Electric and Power Co.
5.70%, due 8/15/53	1,585,000	1,679,488
WEC Energy Group, Inc.
7.754% (3 Month SOFR + 2.374%), due 5/15/67 (b)	1,860,340	1,664,080
		14,696,349
Electronics 0.3%
Arrow Electronics, Inc.
6.125%, due 3/1/26 (e)	1,830,000	1,832,220
	Principal Amount	Value

Environmental Control 0.1%
Covanta Holding Corp.
4.875%, due 12/1/29 (a)	$ 1,025,000	$ 895,532
Food 0.7%
JBS USA LUX SA
5.75%, due 4/1/33	2,290,000	2,268,443
Minerva Luxembourg SA
8.875%, due 9/13/33 (a)	1,075,000	1,136,591
Smithfield Foods, Inc.
3.00%, due 10/15/30 (a)	2,005,000	1,645,949
		5,050,983
Gas 1.0%
Brooklyn Union Gas Co. (The)
6.388%, due 9/15/33 (a)	1,300,000	1,357,100
National Fuel Gas Co.
2.95%, due 3/1/31	1,195,000	1,000,324
5.50%, due 10/1/26	2,120,000	2,123,144
Piedmont Natural Gas Co., Inc.
5.05%, due 5/15/52	1,330,000	1,233,924
Southern Co. Gas Capital Corp.
Series 21A
3.15%, due 9/30/51	2,010,000	1,350,744
		7,065,236
Household Products & Wares 0.4%
Kronos Acquisition Holdings, Inc.
5.00%, due 12/31/26 (a)	2,890,000	2,817,750
Insurance 1.1%
Lincoln National Corp.
7.988% (3 Month SOFR + 2.619%), due 5/17/66 (b)	6,418,000	4,520,583
NMI Holdings, Inc.
7.375%, due 6/1/25 (a)	870,000	871,444
Protective Life Corp.
8.45%, due 10/15/39	1,564,000	1,962,646
		7,354,673
Media 0.2%
DISH DBS Corp.
5.75%, due 12/1/28 (a)	1,445,000	1,152,532
Miscellaneous—Manufacturing 0.4%
Textron Financial Corp.
7.376% (3 Month SOFR + 1.997%), due 2/15/42 (a)(b)	3,055,000	2,401,338

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas 0.1%
Gazprom PJSC Via Gaz Capital SA
7.288%, due 8/16/37 (a)(f)	$ 920,000	$ 713,000
Packaging & Containers 0.2%
Berry Global, Inc.
4.875%, due 7/15/26 (a)	166,000	163,129
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)	943,000	943,118
		1,106,247
Pharmaceuticals 0.6%
Bayer US Finance LLC
6.875%, due 11/21/53 (a)(e)	1,020,000	1,086,300
Teva Pharmaceutical Finance Netherlands III BV
3.15%, due 10/1/26	10,000	9,259
4.75%, due 5/9/27	2,855,000	2,733,662
7.875%, due 9/15/29	10,000	10,778
		3,839,999
Pipelines 4.0%
Cheniere Corpus Christi Holdings LLC
2.742%, due 12/31/39	1,825,000	1,453,956
CNX Midstream Partners LP
4.75%, due 4/15/30 (a)	2,715,000	2,438,022
DCP Midstream Operating LP
3.25%, due 2/15/32	2,490,000	2,159,111
DT Midstream, Inc.
4.30%, due 4/15/32 (a)	1,660,000	1,489,950
Enbridge, Inc.
5.70%, due 3/8/33	1,085,000	1,127,746
5.969%, due 3/8/26	2,440,000	2,440,463
Energy Transfer LP
Series H
6.50% (5 Year Treasury Constant Maturity Rate + 5.694%), due 11/15/26 (b)(d)	3,435,000	3,264,212
EnLink Midstream LLC
5.625%, due 1/15/28 (a)	785,000	776,116
Flex Intermediate Holdco LLC
3.363%, due 6/30/31 (a)	2,310,000	1,890,799
MPLX LP
4.00%, due 3/15/28	2,500,000	2,410,043
4.125%, due 3/1/27	1,780,000	1,742,413
Plains All American Pipeline LP
3.80%, due 9/15/30 (e)	1,330,000	1,223,857
	Principal Amount	Value

Pipelines (continued)
Sabine Pass Liquefaction LLC
5.75%, due 5/15/24	$ 411,000	$ 410,762
Targa Resources Corp.
4.20%, due 2/1/33	935,000	859,670
Venture Global LNG, Inc.
9.875%, due 2/1/32 (a)	980,000	1,020,806
Western Midstream Operating LP
5.25%, due 2/1/50 (g)	2,100,000	1,882,777
Williams Cos., Inc. (The)
3.50%, due 10/15/51	1,000,000	729,898
		27,320,601
Real Estate Investment Trusts 0.8%
Iron Mountain, Inc.
4.875%, due 9/15/29 (a)	2,254,000	2,134,726
Starwood Property Trust, Inc.
3.625%, due 7/15/26 (a)	3,409,000	3,229,278
		5,364,004
Retail 0.4%
AutoNation, Inc.
4.75%, due 6/1/30	1,116,000	1,077,879
Nordstrom, Inc.
4.25%, due 8/1/31 (e)	1,675,000	1,393,566
		2,471,445
Semiconductors 0.4%
Broadcom, Inc. (a)
3.469%, due 4/15/34	2,470,000	2,148,912
3.75%, due 2/15/51	910,000	715,407
		2,864,319
Telecommunications 0.5%
Altice France SA
5.125%, due 7/15/29 (a)(e)	3,495,000	2,719,177
AT&T, Inc.
3.50%, due 9/15/53	1,405,000	1,019,619
		3,738,796
Total Corporate Bonds (Cost $253,232,840)		232,456,275
Foreign Government Bonds 2.2%
Brazil 0.1%
Brazil Government Bond
3.75%, due 9/12/31	565,000	503,547
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Foreign Government Bonds (continued)
Chile 0.5%
Empresa Nacional del Petroleo
3.45%, due 9/16/31 (a)	$ 4,005,000	$ 3,366,049
Colombia 0.3%
Colombia Government Bond
3.25%, due 4/22/32	2,065,000	1,638,947
4.50%, due 1/28/26	650,000	638,859
		2,277,806
Mexico 1.3%
Comision Federal de Electricidad (a)
3.875%, due 7/26/33	2,315,000	1,874,963
4.677%, due 2/9/51	2,765,000	1,958,141
Petroleos Mexicanos
6.50%, due 3/13/27	3,570,000	3,327,707
6.75%, due 9/21/47	1,945,000	1,272,645
		8,433,456
Total Foreign Government Bonds (Cost $17,915,057)		14,580,858
Loan Assignments 0.2%
Diversified/Conglomerate Service 0.2%
TruGreen LP (b)
First Lien Second Refinancing Term Loan
9.456% (1 Month SOFR + 4.00%), due 11/2/27	934,454	901,748
Second Lien Initial Term Loan
14.145% (3 Month SOFR + 8.50%), due 11/2/28	645,000	477,300
		1,379,048
Total Loan Assignments (Cost $1,564,966)		1,379,048
Mortgage-Backed Securities 38.4%
Agency (Collateralized Mortgage Obligations) 9.0%
FHLMC
REMIC, Series 4660
(zero coupon), due 1/15/33	1,930,827	1,519,391
REMIC, Series 5326, Class QO
(zero coupon), due 9/25/50	2,445,325	1,736,103
REMIC, Series 5021, Class SA
(zero coupon) (SOFR 30A + 3.55%), due 10/25/50 (b)(h)	3,737,240	115,157
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
FHLMC (continued)
REMIC, Series 5164, Class SA
(zero coupon) (SOFR 30A + 3.75%), due 11/25/51 (b)(h)	$ 8,837,614	$ 350,231
REMIC, Series 5200, Class SA
(zero coupon) (SOFR 30A + 3.50%), due 2/25/52 (b)(h)	3,097,942	98,182
REMIC, Series 5326
(zero coupon), due 8/25/53	758,171	608,473
REMIC, Series 5351, Class EO
(zero coupon), due 10/25/53	2,913,965	2,292,854
REMIC, Series 5357, Class OE
(zero coupon), due 11/25/53	1,347,844	1,084,297
REMIC, Series 5363
(zero coupon), due 12/25/53	1,434,215	1,207,323
REMIC, Series 4839, Class WO
(zero coupon), due 8/15/56	1,128,607	811,518
REMIC, Series 4993, Class KS
0.598% (SOFR 30A + 5.936%), due 7/25/50 (b)(h)	4,833,921	739,977
REMIC, Series 5038, Class IB
2.50%, due 10/25/50 (h)	984,558	148,089
REMIC, Series 5149, Class LI
2.50%, due 10/25/51 (h)	4,950,213	608,817
REMIC, Series 5205, Class KI
3.00%, due 12/25/48 (h)	2,164,270	222,702
REMIC, Series 5152, Class BI
3.00%, due 7/25/50 (h)	3,520,730	586,112
REMIC, Series 5070, Class PI
3.00%, due 8/25/50 (h)	2,665,943	465,132
REMIC, Series 5023, Class LI
3.00%, due 10/25/50 (h)	1,593,259	254,529
REMIC, Series 5167, Class GI
3.00%, due 11/25/51 (h)	4,282,935	673,295
REMIC, Series 5191
3.50%, due 9/25/50 (h)	2,231,532	401,980
REMIC, Series 5036
3.50%, due 11/25/50 (h)	2,717,535	527,433
REMIC, Series 5040
3.50%, due 11/25/50 (h)	1,474,225	230,299
FHLMC, Strips
REMIC, Series 311
(zero coupon), due 8/15/43	795,589	609,767
REMIC, Series 311, Class S1
0.497% (SOFR 30A + 5.836%), due 8/15/43 (b)(h)	2,356,730	280,419
REMIC, Series 389, Class C35
2.00%, due 6/15/52 (h)	3,749,184	460,909

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FNMA
REMIC, Series 2021-81, Class SA
(zero coupon) (SOFR 30A + 2.60%), due 12/25/51 (b)(h)	$ 13,102,777	$ 161,928
REMIC, Series 2022-3, Class YS
(zero coupon) (SOFR 30A + 2.55%), due 2/25/52 (b)(h)	10,405,152	105,933
REMIC, Series 2022-5, Class SN
(zero coupon) (SOFR 30A + 1.80%), due 2/25/52 (b)(h)	1,727,332	9,200
REMIC, Series 2023-41
(zero coupon), due 9/25/53	1,186,691	919,765
REMIC, Series 2023-45
(zero coupon), due 10/25/53	1,487,743	1,144,714
REMIC, Series 2023-51
(zero coupon), due 11/25/53	1,455,525	1,204,558
REMIC, Series 2022-10, Class SA
0.413% (SOFR 30A + 5.75%), due 2/25/52 (b)(h)	2,458,265	357,974
REMIC, Series 2021-40, Class SI
0.498% (SOFR 30A + 5.836%), due 9/25/47 (b)(h)	3,027,052	339,868
REMIC, Series 2016-57, Class SN
0.598% (SOFR 30A + 5.936%), due 6/25/46 (b)(h)	2,320,676	269,990
REMIC, Series 2019-32, Class SB
0.598% (SOFR 30A + 5.936%), due 6/25/49 (b)(h)	2,390,315	270,480
REMIC, Series 2020-23, Class PS
0.598% (SOFR 30A + 5.936%), due 2/25/50 (b)(h)	2,757,388	359,053
REMIC, Series 2016-19, Class SD
0.648% (SOFR 30A + 5.986%), due 4/25/46 (b)(h)	4,716,788	423,397
REMIC, Series 2021-10, Class LI
2.50%, due 3/25/51 (h)	1,596,719	225,954
REMIC, Series 2021-12, Class JI
2.50%, due 3/25/51 (h)	1,982,007	313,522
REMIC, Series 2021-95, Class KI
2.50%, due 4/25/51 (h)	5,775,251	766,937
REMIC, Series 2021-54, Class HI
2.50%, due 6/25/51 (h)	795,711	105,432
REMIC, Series 2021-85, Class BI
3.00%, due 12/25/51 (h)	4,041,932	655,883
REMIC, Series 2021-8, Class ID
3.50%, due 3/25/51 (h)	2,634,573	519,012
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
FNMA (continued)
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	$ 1,316,565	$ 1,163,038
FNMA, Strips (h)
REMIC, Series 426, Class C32
1.50%, due 2/25/52	6,859,732	644,612
REMIC, Series 427, Class C77
2.50%, due 9/25/51	4,609,351	661,513
GNMA
REMIC, Series 2019-136, Class YS
(zero coupon) (1 Month SOFR + 2.716%), due 11/20/49 (b)(h)	667,334	9,919
REMIC, Series 2020-1, Class YS
(zero coupon) (1 Month SOFR + 2.716%), due 1/20/50 (b)(h)	3,941,404	59,860
REMIC, Series 2020-129, Class SB
(zero coupon) (1 Month SOFR + 3.086%), due 9/20/50 (b)(h)	5,458,189	99,292
REMIC, Series 2021-97, Class SD
(zero coupon) (SOFR 30A + 2.60%), due 6/20/51 (b)(h)	12,351,569	180,999
REMIC, Series 2021-158, Class SB
(zero coupon) (SOFR 30A + 3.70%), due 9/20/51 (b)(h)	4,632,788	173,214
REMIC, Series 2021-205, Class DS
(zero coupon) (SOFR 30A + 3.20%), due 11/20/51 (b)(h)	9,212,997	159,721
REMIC, Series 2021-214, Class SA
(zero coupon) (SOFR 30A + 1.70%), due 12/20/51 (b)(h)	42,797,361	220,492
REMIC, Series 2022-19, Class SG
(zero coupon) (SOFR 30A + 2.45%), due 1/20/52 (b)(h)	7,241,118	70,747
REMIC, Series 2022-24, Class SC
(zero coupon) (SOFR 30A + 2.37%), due 2/20/52 (b)(h)	36,545,811	295,338
REMIC, Series 2023-66, Class OQ
(zero coupon), due 7/20/52	1,447,821	1,121,703
REMIC, Series 2023-53
(zero coupon), due 4/20/53	937,424	687,205
REMIC, Series 2023-80, Class SA
(zero coupon) (SOFR 30A + 5.25%), due 6/20/53 (b)(h)	9,157,337	409,003
REMIC, Series 2023-101, Class EO
(zero coupon), due 7/20/53	1,316,888	1,091,478
REMIC, Series 2020-183, Class HT
0.432% (SOFR 30A + 5.77%), due 12/20/50 (b)(h)	4,413,330	415,327
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2023-60, Class ES
0.525% (SOFR 30A + 11.20%), due 4/20/53 (b)	$ 2,238,018	$ 2,041,466
REMIC, Series 2022-190, Class HS
0.578% (1 Month SOFR + 5.936%), due 2/20/50 (b)(h)	8,927,134	1,034,286
REMIC, Series 2020-34, Class SC
0.578% (1 Month SOFR + 5.936%), due 3/20/50 (b)(h)	2,970,784	388,507
REMIC, Series 2020-146, Class SA
0.828% (1 Month SOFR + 6.186%), due 10/20/50 (b)(h)	2,907,347	437,110
REMIC, Series 2020-167, Class SN
0.828% (1 Month SOFR + 6.186%), due 11/20/50 (b)(h)	1,431,252	201,895
REMIC, Series 2021-179, Class SA
0.828% (1 Month SOFR + 6.186%), due 11/20/50 (b)(h)	4,346,588	604,172
REMIC, Series 2020-189, Class SU
0.828% (1 Month SOFR + 6.186%), due 12/20/50 (b)(h)	953,741	138,330
REMIC, Series 2021-46, Class TS
0.828% (1 Month SOFR + 6.186%), due 3/20/51 (b)(h)	2,058,083	287,761
REMIC, Series 2021-57, Class SA
0.828% (1 Month SOFR + 6.186%), due 3/20/51 (b)(h)	3,330,403	473,936
REMIC, Series 2021-96, Class NS
0.828% (1 Month SOFR + 6.186%), due 6/20/51 (b)(h)	5,353,164	732,639
REMIC, Series 2021-96, Class SN
0.828% (1 Month SOFR + 6.186%), due 6/20/51 (b)(h)	3,745,294	482,987
REMIC, Series 2021-97, Class SM
0.828% (1 Month SOFR + 6.186%), due 6/20/51 (b)(h)	3,938,162	567,178
REMIC, Series 2021-122, Class HS
0.828% (1 Month SOFR + 6.186%), due 7/20/51 (b)(h)	3,473,729	508,446
REMIC, Series 2022-137, Class S
0.828% (1 Month SOFR + 6.186%), due 7/20/51 (b)(h)	3,763,937	556,591
REMIC, Series 2021-96, Class JS
0.878% (1 Month SOFR + 6.236%), due 6/20/51 (b)(h)	3,527,893	419,283
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2020-166, Class CA
1.00%, due 11/20/50	$ 2,992,352	$ 2,231,141
REMIC, Series 2023-86, Class SE
1.312% (SOFR 30A + 6.65%), due 9/20/50 (b)(h)	2,640,099	379,089
REMIC, Series 2023-66, Class MP
1.625% (SOFR 30A + 12.30%), due 5/20/53 (b)	2,162,560	2,117,159
REMIC, Series 2021-41, Class FS
2.00% (SOFR 30A + 0.20%), due 10/20/50 (b)(h)	4,426,927	471,546
REMIC, Series 2020-166, Class IC
2.00%, due 11/20/50 (h)	1,912,272	193,730
REMIC, Series 2020-176, Class AI
2.00%, due 11/20/50 (h)	11,872,387	1,172,266
REMIC, Series 2020-185, Class BI
2.00%, due 12/20/50 (h)	2,182,180	242,641
REMIC, Series 2020-188
2.00%, due 12/20/50 (h)	4,096,379	418,681
REMIC, Series 2021-57, Class AI
2.00%, due 2/20/51 (h)	4,296,347	428,651
REMIC, Series 2021-49, Class YI
2.00%, due 3/20/51 (h)	584,366	63,067
REMIC, Series 2021-205, Class GA
2.00%, due 11/20/51	794,693	652,206
REMIC, Series 2022-10, Class IC
2.00%, due 11/20/51 (h)	3,161,347	377,463
REMIC, Series 2021-97, Class IN
2.50%, due 8/20/49 (h)	5,175,805	533,203
REMIC, Series 2019-159, Class P
2.50%, due 9/20/49	1,525,974	1,325,196
REMIC, Series 2022-1, Class IA
2.50%, due 6/20/50 (h)	804,299	107,160
REMIC, Series 2020-122, Class IW
2.50%, due 7/20/50 (h)	2,689,571	351,960
REMIC, Series 2020-151, Class TI
2.50%, due 10/20/50 (h)	2,510,751	326,029
REMIC, Series 2021-56, Class FE
2.50% (SOFR 30A + 0.20%), due 10/20/50 (b)(h)	4,894,721	571,473
REMIC, Series 2020-173, Class EI
2.50%, due 11/20/50 (h)	2,795,929	379,000
REMIC, Series 2021-1, Class PI
2.50%, due 12/20/50 (h)	1,430,094	182,846
REMIC, Series 2021-137, Class HI
2.50%, due 8/20/51 (h)	3,096,474	423,930

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2021-149, Class CI
2.50%, due 8/20/51 (h)	$ 3,949,896	$ 509,187
REMIC, Series 2021-177, Class CI
2.50%, due 10/20/51 (h)	2,921,281	382,106
REMIC, Series 2022-83
2.50%, due 11/20/51 (h)	4,252,390	558,460
REMIC, Series 2021-44, Class IQ
3.00%, due 3/20/51 (h)	5,280,071	838,214
REMIC, Series 2021-74, Class HI
3.00%, due 4/20/51 (h)	530,375	75,989
REMIC, Series 2021-97, Class FA
3.00% (SOFR 30A + 0.40%), due 6/20/51 (b)	975,953	843,959
REMIC, Series 2021-98, Class IN
3.00%, due 6/20/51 (h)	1,772,913	306,947
REMIC, Series 2022-207
3.00%, due 8/20/51 (h)	2,764,710	435,623
REMIC, Series 2021-158, Class NI
3.00%, due 9/20/51 (h)	4,568,869	676,843
REMIC, Series 2021-177, Class IM
3.00%, due 10/20/51 (h)	3,728,355	498,075
REMIC, Series 2023-19, Class CI
3.00%, due 11/20/51 (h)	3,600,315	549,770
REMIC, Series 2023-63, Class MA
3.50%, due 5/20/50	1,612,645	1,482,054
REMIC, Series 2021-146, Class IN
3.50%, due 8/20/51 (h)	3,240,672	558,537
		61,188,838
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 10.2%
BAMLL Commercial Mortgage Securities Trust (a)(b)
Series 2022-DKLX, Class E
9.489% (1 Month SOFR + 4.127%), due 1/15/39	1,335,000	1,286,515
Series 2022-DKLX, Class F
10.319% (1 Month SOFR + 4.957%), due 1/15/39	1,850,000	1,773,192
Bayview Commercial Asset Trust (a)(b)
Series 2005-3A, Class A1
5.79% (1 Month SOFR + 0.594%), due 11/25/35	789,562	724,188
Series 2007-4A, Class A1
6.145% (1 Month SOFR + 0.789%), due 9/25/37	831,154	761,308
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BBCMS Mortgage Trust (a)(b)
Series 2018-TALL, Class B
6.53% (1 Month SOFR + 1.168%), due 3/15/37	$ 590,000	$ 516,250
Series 2018-TALL, Class C
6.68% (1 Month SOFR + 1.318%), due 3/15/37	2,515,000	2,042,759
Series 2018-TALL, Class D
7.008% (1 Month SOFR + 1.646%), due 3/15/37	1,425,000	1,065,479
BX Commercial Mortgage Trust (a)(i)
Series 2020-VIV2, Class C
3.542%, due 3/9/44	1,050,000	896,880
Series 2020-VIV3, Class B
3.544%, due 3/9/44	1,160,000	1,015,021
Series 2020-VIVA, Class D
3.549%, due 3/11/44	865,000	721,672
BX Trust (a)
Series 2019-OC11, Class B
3.605%, due 12/9/41	300,000	267,420
Series 2019-OC11, Class D
3.944%, due 12/9/41 (i)	1,085,000	944,346
Series 2019-OC11, Class E
3.944%, due 12/9/41 (i)	2,265,000	1,917,235
Series 2023-LIFE, Class C
5.884%, due 2/15/28	500,000	480,728
Series 2018-GW, Class C
6.879% (1 Month SOFR + 1.517%), due 5/15/35 (b)	1,145,000	1,124,773
Series 2021-LBA, Class DV
7.076% (1 Month SOFR + 1.714%), due 2/15/36 (b)	1,818,862	1,739,961
Series 2021-RISE, Class D
7.226% (1 Month SOFR + 1.864%), due 11/15/36 (b)	2,838,219	2,779,437
Series 2021-ARIA, Class E
7.721% (1 Month SOFR + 2.359%), due 10/15/36 (b)	3,700,000	3,495,650
Series 2022-PSB, Class C
9.059% (1 Month SOFR + 3.697%), due 8/15/39 (b)	885,768	885,953
BXHPP Trust (a)(b)
Series 2021-FILM, Class C
6.576% (1 Month SOFR + 1.214%), due 8/15/36	1,275,000	1,142,772
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BXHPP Trust (a)(b) (continued)
Series 2021-FILM, Class D
6.976% (1 Month SOFR + 1.614%), due 8/15/36	$ 1,675,000	$ 1,452,374
BXSC Commercial Mortgage Trust
Series 2022-WSS, Class D
8.55% (1 Month SOFR + 3.188%), due 3/15/35 (a)(b)	1,995,000	1,957,459
COMM Mortgage Trust
Series 2012-CR4, Class AM
3.251%, due 10/15/45	1,705,000	1,440,570
CSMC WEST Trust
Series 2020-WEST, Class A
3.04%, due 2/15/35 (a)	2,657,500	1,979,723
DROP Mortgage Trust
Series 2021-FILE, Class A
6.626% (1 Month SOFR + 1.264%), due 10/15/43 (a)(b)	1,775,000	1,639,656
Extended Stay America Trust
Series 2021-ESH, Class D
7.726% (1 Month SOFR + 2.364%), due 7/15/38 (a)(b)	3,949,385	3,879,940
GNMA (h)(i)
REMIC, Series 2020-177
0.817%, due 6/16/62	5,511,294	319,241
REMIC, Series 2021-164
0.949%, due 10/16/63	5,956,534	412,673
REMIC, Series 2021-108
0.967%, due 6/16/61	12,769,513	894,517
REMIC, Series 2020-168, Class IA
0.978%, due 12/16/62	4,435,892	308,832
REMIC, Series 2021-47
0.992%, due 3/16/61	10,356,999	720,583
Hudson Yards Mortgage Trust
Series 2019-30HY, Class A
3.228%, due 7/10/39 (a)	795,000	703,252
Manhattan West Mortgage Trust
Series 2020-1MW, Class A
2.13%, due 9/10/39 (a)	1,660,000	1,466,404
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2017-C34, Class A4
3.536%, due 11/15/52	800,000	745,578
Multifamily Connecticut Avenue Securities Trust (a)(b)
Series 2019-01, Class M10
8.702% (SOFR 30A + 3.364%), due 10/25/49	2,989,664	2,907,312
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Multifamily Connecticut Avenue Securities Trust (a)(b) (continued)
Series 2020-01, Class M10
9.202% (SOFR 30A + 3.864%), due 3/25/50	$ 3,200,992	$ 3,085,582
Series 2019-01, Class B10
10.952% (SOFR 30A + 5.614%), due 10/25/49	1,500,000	1,436,908
Series 2023-01, Class M10
11.837% (SOFR 30A + 6.50%), due 11/25/53	3,105,000	3,152,394
Series 2020-01, Class CE
12.952% (SOFR 30A + 7.614%), due 3/25/50	640,000	625,417
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	3,435,000	2,908,185
One Market Plaza Trust
Series 2017-1MKT, Class A
3.614%, due 2/10/32 (a)	2,430,000	2,211,300
ORL Trust (a)(b)
Series 2023-GLKS, Class C
9.013% (1 Month SOFR + 3.651%), due 10/19/36	660,000	659,383
Series 2023-GLKS, Class D
9.663% (1 Month SOFR + 4.301%), due 10/19/36	1,115,000	1,113,957
SLG Office Trust
Series 2021-OVA, Class F
2.851%, due 7/15/41 (a)	2,130,000	1,507,498
SMRT
Series 2022-MINI, Class D
7.312% (1 Month SOFR + 1.95%), due 1/15/39 (a)(b)	3,505,000	3,333,479
Wells Fargo Commercial Mortgage Trust
Series 2018-AUS, Class A
4.058%, due 8/17/36 (a)(i)	2,520,000	2,300,287
		68,744,043
Whole Loan (Collateralized Mortgage Obligations) 19.2%
American Home Mortgage Investment Trust
Series 2005-4, Class 3A1
6.07% (1 Month SOFR + 0.714%), due 11/25/45 (b)	1,132,786	784,545
CIM Trust
Series 2021-J2, Class AS
0.21%, due 4/25/51 (a)(h)(j)	50,615,456	560,106

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
Connecticut Avenue Securities Trust (a)(b)
Series 2021-R03, Class 1M2
6.987% (SOFR 30A + 1.65%), due 12/25/41	$ 1,215,000	$ 1,197,931
Series 2020-R02, Class 2M2
7.452% (SOFR 30A + 2.114%), due 1/25/40	1,145,934	1,154,635
Series 2021-R03, Class 1B1
8.087% (SOFR 30A + 2.75%), due 12/25/41	2,595,000	2,601,443
Series 2021-R01, Class 1B1
8.437% (SOFR 30A + 3.10%), due 10/25/41	4,745,000	4,783,297
Series 2022-R01, Class 1B1
8.487% (SOFR 30A + 3.15%), due 12/25/41	2,425,000	2,442,307
Series 2022-R02, Class 2B1
9.837% (SOFR 30A + 4.50%), due 1/25/42	3,700,000	3,809,044
Series 2021-R03, Class 1B2
10.837% (SOFR 30A + 5.50%), due 12/25/41	1,410,000	1,421,466
Series 2022-R08, Class 1B1
10.937% (SOFR 30A + 5.60%), due 7/25/42	1,085,000	1,175,260
Series 2021-R01, Class 1B2
11.337% (SOFR 30A + 6.00%), due 10/25/41	3,170,000	3,240,398
Series 2022-R01, Class 1B2
11.337% (SOFR 30A + 6.00%), due 12/25/41	1,785,000	1,820,418
Series 2020-SBT1, Class 1B1
12.202% (SOFR 30A + 6.864%), due 2/25/40	1,900,000	1,994,214
Series 2022-R04, Class 1B2
14.837% (SOFR 30A + 9.50%), due 3/25/42	965,000	1,075,207
FHLMC STACR REMIC Trust (a)(b)
Series 2021-DNA6, Class M2
6.837% (SOFR 30A + 1.50%), due 10/25/41	1,120,000	1,110,201
Series 2021-HQA2, Class M2
7.387% (SOFR 30A + 2.05%), due 12/25/33	3,810,000	3,752,390
Series 2021-HQA3, Class M2
7.437% (SOFR 30A + 2.10%), due 9/25/41	4,820,000	4,755,135
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR REMIC Trust (a)(b) (continued)
Series 2021-HQA4, Class M2
7.687% (SOFR 30A + 2.35%), due 12/25/41	$ 2,650,000	$ 2,611,630
Series 2022-DNA1, Class M2
7.837% (SOFR 30A + 2.50%), due 1/25/42	710,000	708,685
Series 2021-DNA1, Class B1
7.987% (SOFR 30A + 2.65%), due 1/25/51	2,795,000	2,830,818
Series 2021-HQA1, Class B1
8.337% (SOFR 30A + 3.00%), due 8/25/33	4,325,000	4,379,188
Series 2020-DNA6, Class B1
8.337% (SOFR 30A + 3.00%), due 12/25/50	750,000	776,177
Series 2021-DNA5, Class B1
8.387% (SOFR 30A + 3.05%), due 1/25/34	4,450,000	4,490,505
Series 2021-HQA2, Class B1
8.487% (SOFR 30A + 3.15%), due 12/25/33	3,090,000	3,097,728
Series 2021-HQA3, Class B1
8.687% (SOFR 30A + 3.35%), due 9/25/41	3,140,000	3,132,221
Series 2021-DNA6, Class B1
8.737% (SOFR 30A + 3.40%), due 10/25/41	3,145,000	3,195,742
Series 2022-DNA1, Class B1
8.737% (SOFR 30A + 3.40%), due 1/25/42	4,075,000	4,058,588
Series 2021-DNA3, Class B1
8.837% (SOFR 30A + 3.50%), due 10/25/33	1,490,000	1,551,514
Series 2021-DNA7, Class B1
8.987% (SOFR 30A + 3.65%), due 11/25/41	3,170,000	3,228,655
Series 2021-HQA4, Class B1
9.087% (SOFR 30A + 3.75%), due 12/25/41	1,300,000	1,297,569
Series 2022-DNA3, Class M2
9.687% (SOFR 30A + 4.35%), due 4/25/42	670,000	704,053
Series 2021-DNA1, Class B2
10.087% (SOFR 30A + 4.75%), due 1/25/51	2,855,500	2,906,535
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR REMIC Trust (a)(b) (continued)
Series 2020-DNA2, Class B2
10.252% (SOFR 30A + 4.914%), due 2/25/50	$ 780,000	$ 806,103
Series 2021-HQA1, Class B2
10.337% (SOFR 30A + 5.00%), due 8/25/33	1,145,000	1,151,960
Series 2020-HQA1, Class B2
10.552% (SOFR 30A + 5.214%), due 1/25/50	2,011,000	2,060,554
Series 2022-HQA1, Class M2
10.587% (SOFR 30A + 5.25%), due 3/25/42	1,042,833	1,112,077
Series 2022-HQA3, Class M2
10.687% (SOFR 30A + 5.35%), due 8/25/42	2,385,000	2,530,127
Series 2020-DNA1, Class B2
10.702% (SOFR 30A + 5.364%), due 1/25/50	750,000	789,556
Series 2021-HQA2, Class B2
10.787% (SOFR 30A + 5.45%), due 12/25/33	745,000	767,490
Series 2021-DNA5, Class B2
10.837% (SOFR 30A + 5.50%), due 1/25/34	2,170,000	2,295,848
Series 2022-DNA6, Class M2
11.087% (SOFR 30A + 5.75%), due 9/25/42	2,165,000	2,407,022
Series 2021-DNA3, Class B2
11.587% (SOFR 30A + 6.25%), due 10/25/33	2,030,000	2,286,616
Series 2021-HQA4, Class B2
12.337% (SOFR 30A + 7.00%), due 12/25/41	920,000	937,034
Series 2022-HQA1, Class B1
12.337% (SOFR 30A + 7.00%), due 3/25/42	2,255,000	2,438,621
Series 2021-DNA6, Class B2
12.837% (SOFR 30A + 7.50%), due 10/25/41	900,000	944,372
FHLMC STACR Trust (a)(b)
Series 2019-HQA3, Class B2
12.952% (SOFR 30A + 7.614%), due 9/25/49	1,365,000	1,490,102
Series 2018-HQA2, Class B2
16.452% (SOFR 30A + 11.114%), due 10/25/48	2,795,000	3,449,628
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC Structured Agency Credit Risk Debt Notes (a)(b)
Series 2021-DNA2, Class B1
8.737% (SOFR 30A + 3.40%), due 8/25/33	$ 1,765,000	$ 1,833,520
Series 2020-HQA5, Class B1
9.337% (SOFR 30A + 4.00%), due 11/25/50	825,000	894,359
Series 2021-DNA2, Class B2
11.337% (SOFR 30A + 6.00%), due 8/25/33	1,270,000	1,415,657
Series 2022-HQA2, Class M2
11.337% (SOFR 30A + 6.00%), due 7/25/42	3,378,000	3,646,446
FNMA
Series 2018-C06, Class 2B1
9.552% (SOFR 30A + 4.214%), due 3/25/31 (b)	2,530,000	2,739,785
FNMA Connecticut Avenue Securities
Series 2021-R02, Class 2B2
11.537% (SOFR 30A + 6.20%), due 11/25/41 (a)(b)	1,615,000	1,660,840
Galton Funding Mortgage Trust
Series 2018-2, Class A51
4.50%, due 10/25/58 (a)(j)	387,096	365,126
GreenPoint Mortgage Funding Trust
Series 2007-AR3, Class A1
5.91% (1 Month SOFR + 0.554%), due 6/25/37 (b)	446,145	386,748
HarborView Mortgage Loan Trust
Series 2007-3, Class 2A1A
5.87% (1 Month SOFR + 0.514%), due 5/19/37 (b)	1,255,747	1,167,147
MASTR Alternative Loan Trust
Series 2005-5, Class 3A1
5.75%, due 8/25/35	1,526,438	774,592
New Residential Mortgage Loan Trust (a)(j)
Series 2019-4A, Class B6
4.611%, due 12/25/58	3,120,093	1,916,140
Series 2019-2A, Class B6
4.825%, due 12/25/57	1,148,514	745,927
OBX Trust
Series 2022-NQM1, Class A1
2.305%, due 11/25/61 (a)(j)	1,164,483	998,364
Onslow Bay Mortgage Loan Trust
Series 2021-NQM4, Class A1
1.957%, due 10/25/61 (a)(j)	4,040,160	3,297,901

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
Sequoia Mortgage Trust (a)
Series 2021-4, Class A1
0.166%, due 6/25/51 (h)(i)	$ 36,218,726	$ 300,684
Series 2018-7, Class B3
4.256%, due 9/25/48 (j)	1,459,832	1,251,752
STACR Trust
Series 2018-HRP2, Class B1
9.652% (SOFR 30A + 4.314%), due 2/25/47 (a)(b)	3,480,000	3,804,208
WaMu Mortgage Pass-Through Certificates Trust
Series 2006-AR9, Class 2A
6.06% (12 Month Monthly Treasury Average Index + 1.048%), due 8/25/46 (b)	736,818	592,581
		129,906,492
Total Mortgage-Backed Securities (Cost $258,589,774)		259,839,373
Municipal Bond 0.3%
California 0.3%
Regents of the University of California Medical Center, Pooled Revenue Bonds
Series N
3.006%, due 5/15/50	3,030,000	2,151,911
Total Municipal Bond (Cost $3,030,000)		2,151,911
U.S. Government & Federal Agencies 7.9%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 3.9%
UMBS Pool, 30 Year
5.50%, due 7/1/53	4,021,010	4,037,266
6.00%, due 9/1/53	3,009,926	3,056,169
6.00%, due 10/1/53	1,517,288	1,545,396
6.00%, due 11/1/53	524,194	535,399
6.50%, due 10/1/53	4,447,309	4,557,487
6.50%, due 11/1/53	8,007,806	8,205,735
6.50%, due 12/1/53	4,005,000	4,117,687
		26,055,139
Federal National Mortgage Association (Mortgage Pass-Through Securities) 3.5%
UMBS, 30 Year
4.00%, due 6/1/52	4,842,424	4,580,525
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
4.00%, due 7/1/52	$ 1,877,367	$ 1,776,925
5.00%, due 11/1/52	3,822,422	3,782,977
5.00%, due 3/1/53	689,678	682,557
5.50%, due 6/1/53	331,609	333,166
5.50%, due 8/1/53	1,299,683	1,310,558
6.00%, due 8/1/53	1,367,404	1,389,449
6.00%, due 9/1/53	607,651	618,443
6.00%, due 9/1/53	5,716,421	5,804,247
6.00%, due 11/1/53	474,018	483,569
6.50%, due 10/1/53	663,347	684,442
6.50%, due 12/1/53	2,400,000	2,467,528
		23,914,386
United States Treasury Notes 0.5%
U.S. Treasury Notes
4.50%, due 11/15/33	890,000	934,361
4.625%, due 10/15/26	2,745,000	2,785,746
		3,720,107
Total U.S. Government & Federal Agencies (Cost $53,087,979)		53,689,632
Total Long-Term Bonds (Cost $693,437,931)		664,929,320

	Shares

Short-Term Investments 1.1%
Affiliated Investment Company 0.8%
MainStay U.S. Government Liquidity Fund, 5.235% (k)	5,192,770	5,192,770
Unaffiliated Investment Company 0.3%
Invesco Government & Agency Portfolio, 5.361% (k)(l)	2,374,556	2,374,556
Total Short-Term Investments (Cost $7,567,326)		7,567,326
Total Investments (Cost $701,005,257)	99.4%	672,496,646
Other Assets, Less Liabilities	0.6	3,927,231
Net Assets	100.0%	$ 676,423,877

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments December 31, 2023†^ (continued)
†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2023.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2023.
(d)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	All or a portion of this security was held on loan. As of December 31, 2023, the aggregate market value of securities on loan was $2,316,387. The Portfolio received cash collateral with a value of $2,374,556. (See Note 2(J))
(f)	Illiquid security—As of December 31, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $713,000, which represented 0.1% of the Portfolio’s net assets. (Unaudited)
(g)	Step coupon—Rate shown was the rate in effect as of December 31, 2023.
(h)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(i)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2023.
(j)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2023.
(k)	Current yield as of December 31, 2023.
(l)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 7,729	$ 172,504	$ (175,040)	$ —	$ —	$ 5,193	$ 276	$ —	5,193
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP MacKay Strategic Bond Portfolio

Futures Contracts
As of December 31, 2023, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 10 Year Notes	3	March 2024	$ 331,085	$ 338,672	$ 7,587
U.S. Treasury 10 Year Ultra Bonds	698	March 2024	78,782,879	82,374,906	3,592,027
U.S. Treasury Long Bonds	59	March 2024	6,821,148	7,371,312	550,164
U.S. Treasury Ultra Bonds	50	March 2024	6,076,304	6,679,688	603,384
Net Unrealized Appreciation					$ 4,753,162

1.	As of December 31, 2023, cash in the amount of $2,934,993 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2023.
Abbreviation(s):
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
STACR—Structured Agency Credit Risk
UMBS—Uniform Mortgage Backed Securities
USISDA—U.S. International Swaps and Derivatives Association
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments December 31, 2023†^ (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 100,832,223	$ —	$ 100,832,223
Corporate Bonds	—	232,456,275	—	232,456,275
Foreign Government Bonds	—	14,580,858	—	14,580,858
Loan Assignments	—	1,379,048	—	1,379,048
Mortgage-Backed Securities	—	259,839,373	—	259,839,373
Municipal Bond	—	2,151,911	—	2,151,911
U.S. Government & Federal Agencies	—	53,689,632	—	53,689,632
Total Long-Term Bonds	—	664,929,320	—	664,929,320
Short-Term Investments
Affiliated Investment Company	5,192,770	—	—	5,192,770
Unaffiliated Investment Company	2,374,556	—	—	2,374,556
Total Short-Term Investments	7,567,326	—	—	7,567,326
Total Investments in Securities	7,567,326	664,929,320	—	672,496,646
Other Financial Instruments
Futures Contracts (b)	4,753,162	—	—	4,753,162
Total Investments in Securities and Other Financial Instruments	$ 12,320,488	$ 664,929,320	$ —	$ 677,249,808

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP MacKay Strategic Bond Portfolio

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $695,812,487) including securities on loan of $2,316,387	$667,303,876
Investment in affiliated investment companies, at value (identified cost $5,192,770)	5,192,770
Cash	139,806
Cash denominated in foreign currencies (identified cost $585)	602
Cash collateral on deposit at broker for futures contracts	2,934,993
Receivables:
Interest	4,349,958
Investment securities sold	2,770,895
Portfolio shares sold	146,833
Securities lending	1,322
Other assets	4,752
Total assets	682,845,807
Liabilities
Cash collateral received for securities on loan	2,374,556
Payables:
Investment securities purchased	2,787,140
Portfolio shares redeemed	593,880
Manager (See Note 3)	335,004
NYLIFE Distributors (See Note 3)	137,163
Variation margin on futures contracts	102,968
Professional fees	40,386
Custodian	25,308
Shareholder communication	16,966
Accrued expenses	8,559
Total liabilities	6,421,930
Net assets	$676,423,877
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 71,058
Additional paid-in-capital	747,956,022
748,027,080
Total distributable earnings (loss)	(71,603,203)
Net assets	$676,423,877
Initial Class
Net assets applicable to outstanding shares	$ 26,163,491
Shares of beneficial interest outstanding	2,739,453
Net asset value per share outstanding	$ 9.55
Service Class
Net assets applicable to outstanding shares	$650,260,386
Shares of beneficial interest outstanding	68,318,481
Net asset value per share outstanding	$ 9.52

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Interest	$ 37,793,438
Dividends-affiliated	276,400
Securities lending, net	19,440
Other	63,925
Total income	38,153,203
Expenses
Manager (See Note 3)	4,090,231
Distribution/Service—Service Class (See Note 3)	1,686,172
Professional fees	117,096
Custodian	57,935
Trustees	18,395
Shareholder communication	675
Miscellaneous	20,352
Total expenses	5,990,856
Net investment income (loss)	32,162,347
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(33,620,789)
Futures transactions	963,108
Swap transactions	454,364
Net realized gain (loss)	(32,203,317)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	60,667,862
Futures contracts	4,834,477
Swap contracts	(450,108)
Translation of other assets and liabilities in foreign currencies	17
Net change in unrealized appreciation (depreciation)	65,052,248
Net realized and unrealized gain (loss)	32,848,931
Net increase (decrease) in net assets resulting from operations	$ 65,011,278
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP MacKay Strategic Bond Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 32,162,347	$ 26,576,158
Net realized gain (loss)	(32,203,317)	6,455,834
Net change in unrealized appreciation (depreciation)	65,052,248	(101,796,224)
Net increase (decrease) in net assets resulting from operations	65,011,278	(68,764,232)
Distributions to shareholders:
Initial Class	(1,206,905)	(806,220)
Service Class	(31,460,221)	(25,435,101)
	(32,667,126)	(26,241,321)
Distributions to shareholders from return of capital:
Initial Class	—	(8,594)
Service Class	—	(271,136)
	—	(279,730)
Total distributions to shareholders	(32,667,126)	(26,521,051)
Capital share transactions:
Net proceeds from sales of shares	33,996,571	18,852,102
Net asset value of shares issued to shareholders in reinvestment of distributions	32,667,126	26,521,051
Cost of shares redeemed	(145,778,845)	(184,274,909)
Increase (decrease) in net assets derived from capital share transactions	(79,115,148)	(138,901,756)
Net increase (decrease) in net assets	(46,770,996)	(234,187,039)
Net Assets
Beginning of year	723,194,873	957,381,912
End of year	$ 676,423,877	$ 723,194,873
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 9.11	$ 10.19	$ 10.25	$ 9.92	$ 9.60
Net investment income (loss) (a)	0.45	0.34	0.29	0.28	0.29
Net realized and unrealized gain (loss)	0.46	(1.08)	(0.10)	0.32	0.38
Total from investment operations	0.91	(0.74)	0.19	0.60	0.67
Less distributions:
From net investment income	(0.47)	(0.34)	(0.25)	(0.26)	(0.35)
Return of capital	—	(0.00)‡	—	(0.01)	—
Total distributions	(0.47)	(0.34)	(0.25)	(0.27)	(0.35)
Net asset value at end of year	$ 9.55	$ 9.11	$ 10.19	$ 10.25	$ 9.92
Total investment return (b)	10.19%	(7.24)%	1.96%	6.12%	7.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.86%	3.54%	2.80%	2.84%	2.96%
Net expenses (c)(d)	0.62%	0.62%	0.62%(d)	0.70%(d)	0.76%(d)
Portfolio turnover rate	70%	60%	62%	52%(e)	51%(e)
Net assets at end of year (in 000's)	$ 26,163	$ 21,924	$ 24,820	$ 22,538	$ 49,296

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
December 31, 2021	0.61%	0.01%
December 31, 2020	0.62%	0.08%
December 31, 2019	0.61%	0.15%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 51% and 45% for the years ended December 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP MacKay Strategic Bond Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Service Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 9.08	$ 10.16	$ 10.21	$ 9.89	$ 9.57
Net investment income (loss) (a)	0.43	0.31	0.26	0.26	0.26
Net realized and unrealized gain (loss)	0.45	(1.07)	(0.08)	0.30	0.39
Total from investment operations	0.88	(0.76)	0.18	0.56	0.65
Less distributions:
From net investment income	(0.44)	(0.32)	(0.23)	(0.23)	(0.33)
Return of capital	—	(0.00)‡	—	(0.01)	—
Total distributions	(0.44)	(0.32)	(0.23)	(0.24)	(0.33)
Net asset value at end of year	$ 9.52	$ 9.08	$ 10.16	$ 10.21	$ 9.89
Total investment return (b)	9.92%	(7.47)%	1.71%	5.86%	6.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.60%	3.26%	2.53%	2.59%	2.66%
Net expenses (c)(d)	0.87%	0.87%	0.87%(d)	0.93%(d)	1.01%(d)
Portfolio turnover rate	70%	60%	62%	52%(e)	51%(e)
Net assets at end of year (in 000's)	$ 650,260	$ 701,271	$ 932,562	$ 969,321	$ 990,736

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
December 31, 2021	0.86%	0.01%
December 31, 2020	0.86%	0.07%
December 31, 2019	0.86%	0.15%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 51% and 45% for the years ended December 31, 2020 and 2019, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Strategic Bond Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	April 29, 2011
Service Class	April 29, 2011
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return by investing primarily in domestic and foreign debt securities.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

32	MainStay VP MacKay Strategic Bond Portfolio

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of
33

Notes to Financial Statements (continued)
market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Portfolio's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Portfolio's procedures described above. The liquidity of the Portfolio's investments was determined as of December 31, 2023, and can change at any time.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly  and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes

34	MainStay VP MacKay Strategic Bond Portfolio

of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging  techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio.
(H) Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the Secured Overnight Financing Rate ("SOFR") or an alternative reference rate.
The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit
35

Notes to Financial Statements (continued)
risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities.
(I) Swap Contracts. The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio's current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, leverage, liquidity, operational, counterparty and legal/documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions, among other risks.
(J) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(K) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where

36	MainStay VP MacKay Strategic Bond Portfolio

the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(L) Debt and Foreign Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Portfolio primarily invests in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Portfolio’s NAVs could go down and you could lose money.
In addition, loans generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(M) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master
37

Notes to Financial Statements (continued)
Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(N) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that have relied or continue to rely on LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority ("FCA"), which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. In connection with supervisory guidance from U.S. regulators, certain U.S. regulated entities have generally ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on SOFR (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Portfolio's investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Portfolio.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to the Portfolio.
(O) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(P) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.
The Portfolio entered into futures contracts in order to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds.
Fair value of derivative instruments as of December 31, 2023:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$4,753,162	$4,753,162
Total Fair Value	$4,753,162	$4,753,162

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

38	MainStay VP MacKay Strategic Bond Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Transactions	$ 963,108	$ 963,108
Swap Transactions	454,364	454,364
Total Net Realized Gain (Loss)	$1,417,472	$1,417,472

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$4,834,477	$4,834,477
Swap Contracts	(450,108)	(450,108)
Total Net Change in Unrealized Appreciation (Depreciation)	$4,384,369	$4,384,369

Average Notional Amount	Total
Futures Contracts Long	$ 102,186,767
Futures Contracts Short (a)	$(211,521,445)
Swap Contracts Long (b)	$ 100,000,000

(a)	Positions were open ten months during the reporting period.
(b)	Positions were open for two months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to
$1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion. During the year ended December 31, 2023, the effective management fee rate was 0.59% of the Portfolio's average daily net assets.
During the year ended December 31, 2023, New York Life Investments earned fees from the Portfolio in the amount of $4,090,231 and paid the Subadvisor fees in the amount of $2,045,113.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$701,395,700	$10,360,443	$(39,259,497)	$(28,899,054)
39

Notes to Financial Statements (continued)
As of December 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$115,284	$(42,819,450)	$—	$(28,899,037)	$(71,603,203)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to cumulative Bond Amortization Adjustment and mark to market of futures contracts.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2023 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(279,730)	$279,730
The reclassifications for the Portfolio are primarily due to characterization of distributions.
As of December 31, 2023, for federal income tax purposes, capital loss carryforwards of $42,819,450, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—	$42,819
During the years ended December 31, 2023 and December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$32,667,126	$26,241,321
Return of Capital	—	279,730
Total	$32,667,126	$26,521,051
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily SOFR + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2023, purchases and sales of U.S. government securities were $104,388 and $130,679, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $379,197 and $422,112, respectively.

40	MainStay VP MacKay Strategic Bond Portfolio

Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2023 and December 31, 2022, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	333,886	$ 3,104,371
Shares issued to shareholders in reinvestment of distributions	130,069	1,206,905
Shares redeemed	(130,832)	(1,216,543)
Net increase (decrease)	333,123	$ 3,094,733
Year ended December 31, 2022:
Shares sold	89,545	$ 852,271
Shares issued to shareholders in reinvestment of distributions	88,439	814,814
Shares redeemed	(206,737)	(1,972,794)
Net increase (decrease)	(28,753)	$ (305,709)

Service Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	3,331,140	$ 30,892,200
Shares issued to shareholders in reinvestment of distributions	3,404,406	31,460,221
Shares redeemed	(15,640,912)	(144,562,302)
Net increase (decrease)	(8,905,366)	$ (82,209,881)
Year ended December 31, 2022:
Shares sold	1,908,507	$ 17,999,831
Shares issued to shareholders in reinvestment of distributions	2,796,524	25,706,237
Shares redeemed	(19,275,558)	(182,302,115)
Net increase (decrease)	(14,570,527)	$(138,596,047)
Note 10–Other Matters
As of the date of this report, the Portfolio faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Portfolio's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
41

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP MacKay Strategic Bond Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Strategic Bond Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2024
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
42	MainStay VP MacKay Strategic Bond Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP MacKay Strategic Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, MacKay personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements.  In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

43

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have invested in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Portfolio and considered the terms of each of the Advisory Agreements.  The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at MacKay.  The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Portfolio.  The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Portfolio.  In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks.  The Board

44	MainStay VP MacKay Strategic Bond Portfolio

considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between representative of MacKay and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay, and profitability of New York Life Investments and its affiliates, including MacKay due to their relationships with the Portfolio, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio.  The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio.  The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio.  In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts.  The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor, and insurance companies affiliated with New York Life Investments would be entitled to receive fees from the Portfolio under a distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York
45

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Portfolio, if any.  The Board considered the contractual management fee schedule for the Portfolio as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses.  The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Portfolio and whether the Portfolio’s management fee and expense structure permits any economies of scale to be appropriately shared with the Portfolio’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio.  The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Portfolio’s shareholders through the Portfolio’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

46	MainStay VP MacKay Strategic Bond Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
47

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay VP Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay Funds: Trustee since 2023 (11 Funds)
MainStay Funds Trust: Trustee since 2023 (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
48	MainStay VP MacKay Strategic Bond Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay VP Funds Trust: Chair since 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC since 1990	81	MainStay Funds: Chair since January 2017 and Trustee since 2007 (11 Funds); MainStay Funds Trust: Chair since January 2017 and Trustee since 1990 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
49

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay Funds: Trustee since 2006 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
50	MainStay VP MacKay Strategic Bond Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015 to 2016); Managing Director, Product Development (from 2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
51

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP Natural Resources Portfolio
MainStay VP PineStone International Equity Portfolio1
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio2
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
PineStone Asset Management Inc.
Montreal, Québec
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to August 28, 2023, the Portfolio's name was MainStay VP MacKay International Equity Portfolio.
2.	Effective on or about May 1, 2024, the MainStay VP MacKay Government Portfolio will be renamed the MainStay VP U.S. Infrastructure Bond Portfolio.
Not part of the Annual Report

2023 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2024 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015540	MSVPUB11-02/24
(NYLIAC) NI532

MainStay VP Allocation Portfolios

Message from the President and Annual Report
December 31, 2023
MainStay VP Conservative Allocation Portfolio
MainStay VP Moderate Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Equity Allocation Portfolio
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit our website.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Against a backdrop of easing inflationary pressures and continued economic growth, stocks and bonds generally gained ground during the 12-month period ended December 31, 2023, despite high levels of volatility and sharp disparities between the performance of the different market sectors.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation, interest rate, and economic growth trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 6.4% in January, and 3.4% in December 2023. At the same time, the Fed increased the benchmark federal funds rate from 4.25%–4.50% at the beginning of reporting period, to 5.25%–5.50% as of the end of 2023. Despite the increasing cost of capital and tighter lending environment that resulted from rising rates, economic growth remained surprisingly robust, bolstered by high levels of consumer spending, low levels of unemployment and better-than-expected corporate earnings. With the pace of rate increases slowing from the prior year, investors began hoping for an early shift to a looser monetary policy, with stock prices and bond yields reacting as economic data and statements from the Fed either reinforced or undercut those hopes. Following months of hawkish rhetoric, the Fed finally reversed its stance in December 2023, signaling a positive economic outlook with little chance of a recession and a likelihood of rate cuts in 2024.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced strong gains during the reporting period-– recovering all its losses from 2022 and approached new record territory. A preponderance of the Index’s gains were generated by a relatively small number of mega-cap stocks in the information technology, communication services and consumer discretionary sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened during the closing weeks of the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced generally positive returns, bolstered by attractive and relatively stable yields. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield. Corporate bond prices trended moderately higher, generally outperforming government securities. After years of low yields and tight credit spreads, the corporate sector benefited from more attractive valuations and income opportunities. Among corporates, markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. International bond markets produced mixed returns, with emerging-markets issues advancing over their developed-markets counterparts.
The market volatility of recent years reminds us of the constant need for experienced and steadfast portfolio management in the face of uncertainty. New York Life Investments remains dedicated to providing you, as a valued MainStay VP investor, with the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

MainStay VP Conservative Allocation Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	2/13/2006	10.29%	5.65%	4.08%	0.50%
Service Class Shares	2/13/2006	10.02	5.38	3.82	0.75

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate Bond Index[1]	5.53%	1.10%	1.81%
S&P 500® Index[2]	26.29	15.69	12.03
MSCI EAFE® Index (Net)[3]	18.24	8.16	4.28
Conservative Allocation Composite Index[4]	12.79	6.34	5.29
Morningstar Moderately Conservative Allocation Category Average[5]	10.43	5.40	4.16

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index as its primary benchmark as a replacement for the S&P 500® Index because it believes that the Bloomberg U.S. Aggregate Bond Index is more reflective of its principal investment strategies. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
2.	The S&P 500® Index is the Portfolio's secondary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The Portfolio has selected the MSCI EAFE® Index (Net) as an additional benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
4.	The Portfolio has selected the Conservative Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Prior to February 28, 2014, the Conservative Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 35%, 5% and 60%, respectively.
5.	The Morningstar Moderately Conservative Allocation Category Average is representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These moderately conservative strategies prioritize preservation of capital over appreciation. They typically expect volatility similar to a strategic equity exposure between 30% and 50%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay VP Conservative Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Conservative Allocation Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,050.10	$0.16	$1,025.05	$0.15	0.03%
Service Class Shares	$1,000.00	$1,048.80	$1.45	$1,023.79	$1.43	0.28%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
7

Asset Diversification as of December 31, 2023 (Unaudited)
Equity Funds	37.0%
Fixed Income Funds	53.1
Short-Term Investment	9.5
Other Assets, Less Liabilities	0.4
See Portfolio of Investments beginning on page 13 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

8	MainStay VP Conservative Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.
How did MainStay VP Conservative Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2023?
For the 12 months ended December 31, 2023, MainStay VP Conservative Allocation Portfolio returned 10.29% for Initial Class shares and 10.02% for Service Class shares. Over the same period, both share classes outperformed the 5.53% return of the Bloomberg U.S. Aggregate Bond Index, which is the Portfolio’s primary benchmark, and underperformed the 26.29% return of the S&P 500® Index, which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2023, both share classes underperformed the 18.24% return of the MSCI EAFE® Index (Net) and the 12.79% return of the Conservative Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, both share classes underperformed the 10.43% return of the Morningstar Moderately Conservative Allocation Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Portfolio will generally invest in Underlying Portfolios of MainStay VP Funds Trust unless such Portfolio in a particular asset class (or subasset class) is deemed by the portfolio managers to be unavailable. The Underlying Portfolios/Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The Portfolio’s management internally maintains a blend of indices that are taken into consideration when managing the Portfolio. During the reporting period, the Portfolio substantially underperformed this internally maintained blend of indices, primarily due to active positioning at the asset class level.
Management of the Portfolio’s stock/bond blend itself was not the primary issue affecting the Portfolio’s relative performance, as returns generated in the process of controlling that mix were only marginally negative. We held the Portfolio’s stock/bond allocation near neutral for much of the reporting period, but with a small bias toward holding underweight exposure to equities. That proved a liability through the spring and early summer of 2023, as a handful of mega-cap technology-related equities drove the market higher.
Rather, the most significant factor undermining relative performance related to positioning within asset classes, primarily equities, with the Portfolio’s exposure to small-cap stocks detracting substantially from returns. Throughout the reporting period, relative valuations in the small-cap asset class were much more attractive than has been the historical norm; however, small companies are significantly more sensitive to changes in bank financing conditions than are large companies that can issue bonds. Fast-rising costs on bank loans, coupled with concerns about future credit availability in the wake of the bank crisis that occurred in the early spring of 2023, weighed heavily on that end of the capitalization spectrum. We promptly restored the Portfolio’s small-cap allocation to neutral as the nature and scope of the crisis became clear.
Relative returns also suffered from efforts to avoid undue exposure to a small group of market-leading, mega-cap, technology-related companies. Recently dubbed ‘the Magnificent 7’ (Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA, and Tesla), these firms are richly valued, implying rapid earnings growth in the coming years. We remain skeptical that such growth is likely to be achieved by these companies, which are already among the largest enterprises in the world, with dominant positions in their respective industries. Accordingly, we shifted Portfolio assets out of capitalization-weighted large-cap index products, favoring other options—most notably, an equally weighted version of the S&P 500®. During the reporting period, however, ongoing enthusiasm for the commercial potential of artificial intelligence (“AI”), and the degree to which the Magnificent 7 are expected to benefit from such developments, helped these companies maintain their leadership positions. During the reporting period, the Bloomberg Magnificent 7 Price Return Index returned approximately 107%, compared to the more modest 14% return for the equally weighted S&P 500®.
Tilts favoring defensive sectors, particularly health care, and low volatility stocks, further detracted from the Portfolio’s active returns. Basically, any skew in the Portfolio away from the sole winners of the reporting period—mega-cap tech-oriented companies—was a drag on relative results.
The Portfolio realized some positive results within equities. Tactical trading in gold miners, for example, proved helpful. The Portfolio also benefited from a bias favoring an emerging-markets equity strategy that excluded China, reflecting our concerns regarding China’s ongoing property market turmoil, high debt levels, regulatory overreach and simmering tensions with the West.
The fixed-income portion of the Portfolio neither contributed positively to, nor detracted from, active return. (Contributions take weightings and total returns into account.) The Portfolio gave up a little ground due to underweight exposure to bank loans. We expected that defaults would rise considerably in the bank loan space as economic activity slowed, but the anticipated slowdown

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See "Investment and Performance Comparison" for more information on benchmark and peer group returns.
9

failed to materialize during the reporting period. That shortfall was offset through duration3 management, as we extended the Portfolio’s duration during the fall as yields rose, and then reduced duration as yields declined into year-end.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Portfolio’s asset class policy views. Therefore, the swaps can be seen as detracting from the Portfolio’s relative performance over the course of the reporting period.
How did you allocate the Portfolio’s assets during the reporting period and why?
Stock/bond blend: We held equity exposure within the Portfolio relatively close to neutral during the reporting period. We are generally reluctant to position the Portfolio with underweight equity exposure, as stocks tend to perform well over time and anticipating drawdowns is challenging. Conversely, we are happy to lean into equities when we believe they are well-supported fundamentally or when a correction has run further than we believe appropriate. Nevertheless, we shifted the Portfolio’s equity position to slightly underweight following a sharp rally in January 2023, and enlarged the underweight posture a little further late in the spring when the banking sector turmoil appeared to increase the likelihood of a recession. As the recession failed to materialize, we gradually removed the underweight equity exposure during the summer and into the fall, eventually moving to a slightly overweight equity position, before pulling back to neutral during the subsequent rally in stocks.
Duration: After an extended period of holding a short duration position, we shifted the Portfolio to a neutral position in the spring of 2023, in expectation of an impending recession. We extended the Portfolio’s duration further in the summer and fall as yields rose, presumably in response to heavy new Treasury issuance, “higher for longer” monetary policy prospects, stubborn inflationary pressures, and rising yields abroad. Reflecting our view that yields would come back down as inflation continued to cool and an inflection in Fed policy came into sight, we increased the Portfolio’s duration to slightly more than six months long by the end of October. The yield on the 10-year Treasury note did indeed fall back, dropping from roughly 5% to 4%, and we trimmed the Portfolio’s duration as it did so, ending the reporting period very close to neutral.
Equity style: Growth stocks, by definition, exhibit richer valuations than value stock. As a consequence, growth stock prices are relatively reliant on distant profits, and are often more sensitive to elevated inflation and higher interest rates than their value-oriented counterparts. Accordingly, given the high-rate environment that prevailed during the reporting period, we persistently tilted the Portfolio to emphasize value stocks that offered more substantial near-term cash flows. In particular, we focused on defensive, lower-volatility sectors, including utilities, consumer staples and—most of all—health care. This position undermined results in 2023, as market performance was dominated by the aforementioned Magnificent 7—growth-oriented technology-related stocks, swept by a wave of excitement over the prospects for generative AI.
Equity size: The Portfolio held overweight exposure to small-cap stocks during the first half of the reporting period. We based our thesis on several prevailing characteristics of the asset class: attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand–which thus far remains robust. That position proved unconstructive during the spring of 2023, as small companies tend to be heavily dependent on bank financing, and banks aggressively tightened lending standards in the wake of the banking crisis in March and April. Accordingly, we unwound the Portfolio’s small-cap bias. However, it is important to note that the proceeds did not flow to large blend index exposure, where the Magnificent 7 dominate. Rather, the redirected assets went to an equally weighted version of the S&P 500®, where those seven names comprise less than 2% of the index.
Geographic exposure: During the reporting period, European equities appeared vulnerable. We expected that persistently high wage growth would compel the European Central Bank to maintain its restrictive monetary policies for an extended period of time while European export-heavy economies wrestled with declining global trade volumes. In addition, Europe appear particularly exposed to potential energy price spikes amid elevated geopolitical tensions. On the other hand, the Bank of Japan remained engaged in accommodative policy, Japanese exports benefited from a weak yen, and shareholder governance was increasingly prioritized by Japanese companies, largely in the form of share buybacks. Given these divergent conditions, we tilted the Portfolio away from European markets in favor of Japanese stocks, while holding net exposure to non-U.S. stocks close to neutral. With prospects for Chinese equities looking somewhat dim, we tilted the Portfolio toward other faster-growing economies within the emerging-markets complex.
Energy and natural resources: The Portfolio maintained exposure to upstream energy producers and oilfield/gas field service providers as a commodity play to provide an additional inflation hedge. These holdings also positioned the Portfolio to take advantage of opportunities for domestic producers to benefit as
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
10	MainStay VP Conservative Allocation Portfolio

Western nations revisit energy policy to source supplies from stable and friendly jurisdictions rather than autocratic petrostates that present national security risks. The Portfolio’s small, but volatile, energy position had a disproportionate impact on the Portfolio’s short-term performance month by month, but little impact on overall performance for the entire year. The Portfolio also added exposure to uranium miners during the reporting period. With numerous reactors planned, under construction, or being put back into service after an earlier shutoff, we expect nuclear energy production to grow significantly in the years ahead, driving the need for additional uranium production and creating opportunities for miners and processors.
How did the Portfolio’s allocations change over the course of the reporting period?
In one of the more substantial changes in allocations undertaken during the reporting period, we reduced the Portfolio’s exposure to small-cap stocks, expressed via total return swaps. We took this action in response to the banking crisis that unfolded in the spring of 2023. Other changes included a reduction in the Portfolio’s holdings of MainStay VP Floating Rate Portfolio, thereby decreasing exposure to lower-credit-quality fixed-income instruments ahead of an expected recession. We unwound the Portfolio’s swap exposure to the S&P 500 Health Care Sector in favor of other defensive positions, including Invesco S&P 500 Low Volatility ETF. We unwound swap exposure to VanEck Gold Miners ETF, taking gains and exiting a profitable trade on a high note. Lastly, we used swaps to tilt the Portfolio away from baskets of specific stocks that were either heavily dependent on floating-rate loans (such as Uber, United Airlines and Carnival) or that generated insufficient operating income to retire debt as it came due (so-called ‘zombie’ companies, such as Royal Caribbean, Wynn Resorts and Rivian). We believed these firms were especially vulnerable in an environment of fast-rising interest rates and tightening lending standards.
New or increased allocations included, first and foremost, the establishment and growth of an allocation to Invesco S&P 500® Equal Weight ETF, funded in part from cash. We adopted this position to remove the Portfolio’s underweight exposure to equities without significantly increasing its exposure to the Magnificent 7. We increased the Portfolio’s exposure to iShares 20+ Year Treasury Bond ETF, which we used to extend the Portfolio’s duration as bond yields rose. We also initiated a new Portfolio position in iShares MSCI Japan ETF (via a swap) because we saw valuations as attractive, export conditions as favorable and the Japanese yen as likely to appreciate should the Bank of
Japan abandon its existing yield curve4 control policy. Another notable addition involved the establishment of exposure to Global X Uranium ETF, which invests primarily in uranium mining firms. Climate change concerns, net-zero commitments and the limitations of renewable energy are driving a reconsideration of nuclear energy, for which fuel supply is rather limited. We foresee a supply/demand imbalance developing that is likely to support businesses involved with extracting and processing uranium. We also opened a position in a swap providing access to the IQ CBRE NextGen Real Estate ETF, providing a toehold in the digital infrastructure space.
At the Underlying Fund level, the Portfolio took advantage of a few new investment options, adopting a position in IQ MacKay ESG High Income ETF, funded from MainStay VP MacKay High Yield Corporate Bond Portfolio. Other holdings in newly available Underlying Equity Funds included MainStay PineStone U.S. Equity Fund, IQ Candriam U.S. Mid Cap Equity ETF and MainStay Fiera SMID Growth Fund. Departing the Portfolio was IQ U.S. Large Cap ETF, which was liquidated in December.
During the reporting period, which Underlying Equity Portfolios/Funds had the highest total returns and which had the lowest total returns?
The Portfolio’s top-performing Underlying Equity Funds that were held for the entire reporting period included MainStay VP Winslow Large Cap Growth Portfolio, MainStay VP Wellington Growth Portfolio and IQ Candriam U.S. Equity ETF. The worst-performing positions (all of which produced positive returns) included Invesco S&P 500 Low Volatility ETF, MainStay VP PineStone International Equity Portfolio (previously MainStay VP MacKay International Equity Portfolio) and MainStay VP Candriam Emerging Markets Equity Portfolio.
Which Underlying Equity Portfolios/Funds were the strongest positive contributors to the Portfolio’s performance and which Underlying Equity Portfolios/Funds were particularly weak?
The strongest positive contributions to performance came from MainStay VP Winslow Large Cap Growth Portfolio, MainStay VP Wellington Growth Portfolio and IQ Candriam U.S. Equity ETF. The direct Portfolio holdings that contributed least to returns included MainStay VP PineStone International Equity Portfolio (previously MainStay VP MacKay International Equity Portfolio), MainStay Epoch Capital Growth Fund and IQ CBRE NextGen Real Estate ETF. The Portfolio experienced losses from some swap positions in
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
11

which we paid the return to the Russell 2000 Index, the Russell 1000 Growth Index and the MSCI EAFE Index.
What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?
As discussed above, interest rates were driven by high, but moderating, inflation and tight monetary policy, with rising expectations that monetary policy would be relaxed in 2024. Spreads5 were influenced by the resilience of the economy and expectations of a more accommodative policy environment ahead.
During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?
Lower quality securities—from bank loans to high yield bonds—generally fared best. They enjoyed positive carry compared to higher quality debt, spreads were mostly stable, and default rates were not yet elevated.
Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?
The largest contributors to the Portfolio’s absolute returns came from positions in MainStay VP Indexed Bond Portfolio, MainStay VP Floating Rate Portfolio and cash holdings. No fixed-income position produced negative returns. The smallest positive contributions to Portfolio performance came from MainStay MacKay U.S. Infrastructure Bond Fund, MainStay VP PIMCO Real Return Portfolio and MainStay Short Term Bond Fund.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
12	MainStay VP Conservative Allocation Portfolio

Portfolio of Investments December 31, 2023†^
	Shares	Value
Affiliated Investment Companies 90.1%
Equity Funds 37.0%
IQ 500 International ETF	232,228	$ 7,612,736
IQ Candriam International Equity ETF	274,352	7,668,138
IQ Candriam U.S. Large Cap Equity ETF	238,097	9,997,693
IQ Candriam U.S. Mid Cap Equity ETF	213,752	6,436,693
IQ CBRE NextGen Real Estate ETF (a)	510,713	10,433,867
IQ FTSE International Equity Currency Neutral ETF	369,645	9,193,071
IQ U.S. Small Cap ETF	102,553	3,697,036
MainStay Epoch Capital Growth Fund Class I	119,225	1,664,819
MainStay Epoch International Choice Fund Class I	117,117	4,667,147
MainStay Fiera SMID Growth Fund Class R6	400,762	6,649,612
MainStay PineStone U.S. Equity Fund Class R6	527,955	9,159,962
MainStay VP American Century Sustainable Equity Portfolio Initial Class	904,113	8,083,134
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class	998,384	6,944,459
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	408,446	6,771,507
MainStay VP PineStone International Equity Portfolio Initial Class	426,211	4,572,345
MainStay VP S&P 500 Index Portfolio Initial Class	81,430	6,950,988
MainStay VP Small Cap Growth Portfolio Initial Class	529,847	5,711,118
MainStay VP Wellington Growth Portfolio Initial Class	419,074	10,244,060
MainStay VP Wellington Mid Cap Portfolio Initial Class	762,936	6,429,181
MainStay VP Wellington Small Cap Portfolio Initial Class	542,856	4,709,387
MainStay VP Wellington U.S. Equity Portfolio Initial Class	171,192	4,502,679
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	399,585	10,430,853
MainStay WMC Enduring Capital Fund Class R6	121,779	4,215,000
MainStay WMC International Research Equity Fund Class I	644,467	4,678,182
MainStay WMC Value Fund Class R6	202,744	6,094,504
Total Equity Funds (Cost $160,111,852)		167,518,171
	Shares	Value

Fixed Income Funds 53.1%
IQ MacKay ESG Core Plus Bond ETF (a)	1,405,849	$ 29,621,237
IQ Mackay ESG High Income ETF (a)	283,809	7,537,967
MainStay MacKay Short Duration High Yield Fund Class I	1,992,889	18,896,373
MainStay Mackay U.S. Infrastructure Bond Fund Class R6	798,153	6,061,651
MainStay Short Term Bond Fund Class I (a)	986,097	8,999,414
MainStay VP Bond Portfolio Initial Class (a)	1,208,615	14,947,305
MainStay VP Floating Rate Portfolio Initial Class (a)	2,886,572	24,783,815
MainStay VP Indexed Bond Portfolio Initial Class (a)	13,518,735	117,998,280
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	828,921	7,522,457
MainStay VP PIMCO Real Return Portfolio Initial Class	582,773	4,530,888
Total Fixed Income Funds (Cost $267,482,305)		240,899,387
Total Affiliated Investment Companies (Cost $427,594,157)		408,417,558
Short-Term Investment 9.5%
Affiliated Investment Company 9.5%
MainStay U.S. Government Liquidity Fund, 5.235% (b)	43,091,435	43,091,435
Total Short-Term Investment (Cost $43,091,435)	9.5%	43,091,435
Total Investments (Cost $470,685,592)	99.6%	451,508,993
Other Assets, Less Liabilities	0.4	1,965,653
Net Assets	100.0%	$ 453,474,646

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	As of December 31, 2023, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's share class.
(b)	Current yield as of December 31, 2023.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2023†^ (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 500 International ETF	$ 8,664	$ 190	$ (2,468)	$ 215	$ 1,012	$ 7,613	$ 312	$ —	232
IQ Candriam International Equity ETF	8,631	140	(2,097)	460	535	7,669	245	—	274
IQ Candriam U.S. Large Cap Equity ETF	13,462	109	(7,003)	1,871	1,559	9,998	152	—	238
IQ Candriam U.S. Mid Cap Equity ETF	—	6,913	(899)	20	403	6,437	40	—	214
IQ CBRE NextGen Real Estate ETF	—	9,992	(194)	3	633	10,434	64	—	511
IQ FTSE International Equity Currency Neutral ETF	10,112	69	(2,495)	355	1,152	9,193	248	—	370
IQ MacKay ESG Core Plus Bond ETF	30,115	2,099	(3,222)	(500)	1,129	29,621	1,388	—	1,406
IQ Mackay ESG High Income ETF	—	7,962	(650)	(4)	230	7,538	359	6	284
IQ U.S. Large Cap ETF	10,544	—	(11,180)	2,762	(2,126)	—	127	—	—
IQ U.S. Small Cap ETF	5,732	1,198	(3,711)	831	(353)	3,697	64	—	103
MainStay Epoch Capital Growth Fund Class I	1,798	10	(584)	(59)	500	1,665	9	—(a)	119
MainStay Epoch International Choice Fund Class I	5,146	119	(1,426)	91	737	4,667	79	—	117
MainStay Fiera SMID Growth Fund Class R6	—	6,247	(12)	—(a)	415	6,650	—	161	401
MainStay MacKay Short Duration High Yield Fund Class I	21,988	1,192	(5,035)	(189)	940	18,896	1,189	—	1,993
MainStay Mackay U.S. Infrastructure Bond Fund Class R6	—	5,886	—	—	176	6,062	25	—	798
MainStay PineStone U.S. Equity Fund Class R6	—	9,469	(889)	36	544	9,160	28	9	528
MainStay Short Term Bond Fund Class I	—	10,003	(997)	(14)	7	8,999	308	—	986
MainStay U.S. Government Liquidity Fund	50,554	110,096	(117,559)	—	—	43,091	2,217	—	43,091
MainStay VP American Century Sustainable Equity Portfolio Initial Class	11,908	3,105	(6,240)	1,312	(2,002)	8,083	114	2,913	904
MainStay VP Bond Portfolio Initial Class	28,504	737	(14,570)	(3,103)	3,379	14,947	734	—	1,209
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class	7,756	212	(1,452)	(342)	770	6,944	120	—	998
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	10,918	777	(4,908)	341	(356)	6,772	205	491	408
MainStay VP Floating Rate Portfolio Initial Class	39,427	2,765	(18,306)	(832)	1,730	24,784	2,453	—	2,887
MainStay VP Indexed Bond Portfolio Initial Class	130,714	3,189	(19,284)	(2,649)	6,028	117,998	2,887	—	13,519
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	17,222	427	(10,926)	(821)	1,620	7,522	427	—	829
MainStay VP PIMCO Real Return Portfolio Initial Class	4,942	549	(739)	(44)	(177)	4,531	392	—	583
MainStay VP PineStone International Equity Portfolio Initial Class (b)	5,125	218	(984)	(573)	786	4,572	—	—	426
MainStay VP S&P 500 Index Portfolio Initial Class	7,718	193	(2,490)	415	1,115	6,951	92	102	81
MainStay VP Small Cap Growth Portfolio Initial Class	7,726	510	(3,488)	(1,399)	2,362	5,711	—	18	530
MainStay VP Wellington Growth Portfolio Initial Class	13,421	111	(7,463)	(6,714)	10,889	10,244	—	—	419
MainStay VP Wellington Mid Cap Portfolio Initial Class	8,619	416	(3,549)	(2,372)	3,315	6,429	7	—	763
MainStay VP Wellington Small Cap Portfolio Initial Class	6,680	994	(3,631)	(1,242)	1,908	4,709	35	—	543
MainStay VP Wellington U.S. Equity Portfolio Initial Class	6,274	299	(3,280)	(1,172)	2,382	4,503	48	—	171
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	13,076	679	(7,433)	(806)	4,915	10,431	—	393	400
MainStay WMC Enduring Capital Fund Class R6	6,120	292	(2,979)	(100)	882	4,215	44	—	122
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Conservative Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay WMC International Research Equity Fund Class I	$ 5,237	$ 137	$ (1,237)	$ (70)	$ 611	$ 4,678	$ 96	$ —	644
MainStay WMC Value Fund Class R6	10,306	436	(5,012)	(452)	817	6,095	113	200	203
	$508,439	$187,740	$(278,392)	$(14,745)	$ 48,467	$451,509	$14,621	$4,293

(a)	Less than $500.
(b)	Prior to August 28, 2023, known as MainStay VP MacKay International Equity Portfolio Initial Class.
Swap Contracts
Open OTC total return equity swap contracts as of December 31, 2023 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi Leveraged Loan Basket	1 day FEDF minus 0.20%	12/3/24	Daily	(6,403)	$ —
Citibank NA	Citi Zombie Company Basket	1 day FEDF minus 0.50%	12/3/24	Daily	(8,341)	—
JPMorgan Chase Bank NA	Global X Uranium ETF	1 day FEDF plus 0.50%	10/8/24 - 11/12/24	Daily	11,501	—
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.55%	12/3/24	Daily	10,584	—
Citibank NA	iShares 20+ Year Treasury Bond ETF	1 day FEDF plus 0.60%	12/3/24	Daily	16,225	—
Citibank NA	iShares MSCI China ETF	1 day FEDF minus 0.56%	12/3/24	Daily	(2,219)	—
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF minus 1.25%	12/3/24	Daily	(18,426)	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 day FEDF minus 0.54%	12/3/24	Daily	(2,795)	—
Citibank NA	iShares MSCI Emerging Markets ex China ETF	1 day FEDF plus 0.55%	12/3/24	Daily	2,463	—
JPMorgan Chase Bank NA	iShares MSCI Japan ETF	1 day FEDF plus 0.15%	4/24/24 - 5/7/24	Daily	13,579	—
JPMorgan Chase Bank NA	Russell 2000 Total Return Index	1 day FEDF minus 0.15% - plus 0.05%	4/9/24 - 5/7/24	Daily	(20,998)	—
JPMorgan Chase Bank NA	S&P 500 Equal Weight	1 day FEDF plus 0.30% - 0.51%	5/7/24	Daily	21,190	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.05%	12/3/24	Daily	(12,053)	—
Citibank NA	S&P 600 Total Return Index	1 day FEDF plus 0.45%	12/3/24	Daily	24,260	—
Citibank NA	S&P Midcap 400 Total Return Index	1 day FEDF plus 0.35%	12/3/24	Daily	3,311	—
JPMorgan Chase Bank NA	VanEck Oil Services ETF	1 day FEDF plus 0.15%	11/5/24	Daily	4,698	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF minus 0.50%	12/3/24	Daily	(4,634)	—
						$ —
The following table represents the basket holdings underlying the total return swap with Citi Leveraged Loan Basket as of December 31, 2023.
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
AerCap Holdings NV	(2,058)	(267,880)	—	4.18
Apollo Commercial Real Estate Finance Inc	(392)	(50,973)	—	0.80
Atlantica Sustainable Infrastructure PLC	(247)	(32,139)	—	0.50
Brandywine Realty Trust	(422)	(54,878)	—	0.86
Carnival Corp	(6,982)	(908,596)	—	14.19
Chart Industries Inc	(1,946)	(253,211)	—	3.95
Coherent Corp	(1,015)	(132,062)	—	2.06
CommScope Holding Co Inc	(122)	(15,857)	—	0.25
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2023†^ (continued)
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
Crane NXT Co	(1,398)	(181,983)	—	2.84
Cushman & Wakefield PLC	(475)	(61,818)	—	0.97
Delta Air Lines Inc	(4,420)	(575,234)	—	8.98
Designer Brands Inc	(315)	(41,049)	—	0.64
DigitalBridge Group Inc	(626)	(81,437)	—	1.27
Elanco Animal Health Inc	(2,389)	(310,849)	—	4.85
Entegris Inc	(3,055)	(397,516)	—	6.21
Fidelity National Information Services Inc	(4,170)	(542,668)	—	8.48
Hanesbrands Inc	(974)	(126,806)	—	1.98
JetBlue Airways Corp	(713)	(92,748)	—	1.45
Lumen Technologies Inc	(1,246)	(162,149)	—	2.53
MKS Instruments Inc	(1,040)	(135,346)	—	2.11
Oatly Group AB	(97)	(12,674)	—	0.20
Opendoor Technologies Inc	(1,621)	(210,972)	—	3.30
Par Pacific Holdings Inc	(582)	(75,805)	—	1.18
PureCycle Technologies Inc	(189)	(24,650)	—	0.39
Scorpio Tankers Inc	(1,300)	(169,153)	—	2.64
Topgolf Callaway Brands Corp	(408)	(53,158)	—	0.83
Uber Technologies Inc	(7,480)	(973,474)	—	15.20
United Airlines Holdings Inc	(3,520)	(458,062)	—	7.15
The following table represents the basket holdings underlying the total return swap with Citi Zombie Company Basket as of December 31, 2023.
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
Alteryx Inc	(918)	(112,279)	—	1.35
AppLovin Corp	(1,829)	(223,843)	—	2.68
Array Technologies Inc	(1,429)	(174,868)	—	2.10
Asana Inc	(789)	(96,566)	—	1.16
BILL Holdings Inc	(2,981)	(364,768)	—	4.37
BioCryst Pharmaceuticals Inc	(313)	(38,314)	—	0.46
Bloom Energy Corp	(710)	(86,871)	—	1.04
Bridgebio Pharma Inc	(2,491)	(304,754)	—	3.65
Carnival Corp	(5,157)	(631,005)	—	7.57
Children's Place Inc/The	(284)	(34,730)	—	0.42
Cinemark Holdings Inc	(708)	(86,655)	—	1.04
Coeur Mining Inc	(300)	(36,679)	—	0.44
Cytokinetics Inc	(2,002)	(245,020)	—	2.94
DigitalBridge Group Inc	(696)	(85,181)	—	1.02
Emergent BioSolutions Inc	(89)	(10,899)	—	0.13
Enviva Inc	(16)	(1,978)	—	0.02
Exact Sciences Corp	(2,317)	(283,530)	—	3.40
Fastly Inc	(1,206)	(147,569)	—	1.77
Gap Inc/The	(3,714)	(454,425)	—	5.45
Guardant Health Inc	(955)	(116,867)	—	1.40
IAC Inc	(715)	(87,480)	—	1.05
Infinera Corp	(215)	(26,319)	—	0.32
Insmed Inc	(696)	(85,126)	—	1.02
JetBlue Airways Corp	(805)	(98,441)	—	1.18
Kyndryl Holdings Inc	(574)	(70,196)	—	0.84
Lyft Inc	(3,756)	(459,611)	—	5.51
NeoGenomics Inc	(487)	(59,542)	—	0.71
Oscar Health Inc	(1,236)	(151,289)	—	1.81
Pacific Biosciences of California Inc	(583)	(71,314)	—	0.86
Peloton Interactive Inc	(1,010)	(123,629)	—	1.48
Q2 Holdings Inc	(680)	(83,245)	—	1.00
Redfin Corp	(501)	(61,321)	—	0.74
Revance Therapeutics Inc	(165)	(20,209)	—	0.24
RingCentral Inc	(1,333)	(163,119)	—	1.96
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Conservative Allocation Portfolio

Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
Rivian Automotive Inc	(3,891)	(476,119)	—	5.71
Royal Caribbean Cruises Ltd	(5,804)	(710,147)	—	8.51
Scotts Miracle-Gro Co/The	(915)	(112,002)	—	1.34
Spirit AeroSystems Holdings Inc	(750)	(91,781)	—	1.10
Spirit Airlines Inc	(430)	(52,610)	—	0.63
Sweetgreen Inc	(444)	(54,369)	—	0.65
TG Therapeutics Inc	(1,329)	(162,571)	—	1.95
Twist Bioscience Corp	(1,021)	(124,975)	—	1.50
Vistra Corp	(2,702)	(330,676)	—	3.96
Warner Bros Discovery Inc	(2,252)	(275,595)	—	3.30
Wix.com Ltd	(1,428)	(174,724)	—	2.10
Wolfspeed Inc	(1,699)	(207,917)	—	2.49
WW International Inc	(710)	(86,859)	—	1.04
Wynn Resorts Ltd	(2,650)	(324,195)	—	3.89
Xerox Holdings Corp	(481)	(58,856)	—	0.71

1.	As of December 31, 2023, cash in the amount $1,100,000 was pledged to brokers for OTC swap contracts.
2.	Portfolio pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of December 31, 2023.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 167,518,171	$ —	$ —	$ 167,518,171
Fixed Income Funds	240,899,387	—	—	240,899,387
Total Affiliated Investment Companies	408,417,558	—	—	408,417,558
Short-Term Investment
Affiliated Investment Company	43,091,435	—	—	43,091,435
Total Investments in Securities	$ 451,508,993	$ —	$ —	$ 451,508,993

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in affiliated investment companies, at value (identified cost $470,685,592)	$451,508,993
Cash collateral on deposit at broker for swap contracts	1,100,000
Receivables:
Dividends and interest on OTC swaps contracts	559,592
Dividends	507,460
Portfolio shares sold	197,104
Other assets	9,233
Total assets	453,882,382
Liabilities
Payables:
Portfolio shares redeemed	267,783
NYLIFE Distributors (See Note 3)	92,452
Professional fees	20,222
Custodian	19,308
Shareholder communication	6,316
Accrued expenses	1,655
Total liabilities	407,736
Net assets	$453,474,646
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 46,167
Additional paid-in-capital	502,917,078
502,963,245
Total distributable earnings (loss)	(49,488,599)
Net assets	$453,474,646
Initial Class
Net assets applicable to outstanding shares	$ 13,958,507
Shares of beneficial interest outstanding	1,404,271
Net asset value per share outstanding	$ 9.94
Service Class
Net assets applicable to outstanding shares	$439,516,139
Shares of beneficial interest outstanding	44,763,010
Net asset value per share outstanding	$ 9.82

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Conservative Allocation Portfolio

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 14,621,427
Expenses
Distribution/Service—Service Class (See Note 3)	1,154,083
Professional fees	65,447
Custodian	38,354
Trustees	12,587
Shareholder communication	2,671
Miscellaneous	12,850
Total expenses	1,285,992
Net investment income (loss)	13,335,435
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	(14,745,273)
Realized capital gain distributions from affiliated investment companies	4,292,653
Swap transactions	(6,550,999)
Net realized gain (loss)	(17,003,619)
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	48,466,879
Net realized and unrealized gain (loss)	31,463,260
Net increase (decrease) in net assets resulting from operations	$ 44,798,695
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 13,335,435	$ 11,725,991
Net realized gain (loss)	(17,003,619)	15,991,904
Net change in unrealized appreciation (depreciation)	48,466,879	(109,330,812)
Net increase (decrease) in net assets resulting from operations	44,798,695	(81,612,917)
Distributions to shareholders:
Initial Class	(870,951)	(1,966,692)
Service Class	(26,986,947)	(74,201,160)
Total distributions to shareholders	(27,857,898)	(76,167,852)
Capital share transactions:
Net proceeds from sales of shares	23,791,487	36,820,287
Net asset value of shares issued to shareholders in reinvestment of distributions	27,857,898	76,167,852
Cost of shares redeemed	(124,906,198)	(133,464,320)
Increase (decrease) in net assets derived from capital share transactions	(73,256,813)	(20,476,181)
Net increase (decrease) in net assets	(56,316,016)	(178,256,950)
Net Assets
Beginning of year	509,790,662	688,047,612
End of year	$ 453,474,646	$ 509,790,662
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Conservative Allocation Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 9.64	$ 12.91	$ 12.44	$ 11.70	$ 10.77
Net investment income (loss) (a)	0.31	0.26	0.27	0.21	0.20
Net realized and unrealized gain (loss)	0.63	(1.89)	0.61	0.97	1.38
Total from investment operations	0.94	(1.63)	0.88	1.18	1.58
Less distributions:
From net investment income	(0.30)	(0.53)	(0.25)	(0.25)	(0.34)
From net realized gain on investments	(0.34)	(1.11)	(0.16)	(0.19)	(0.31)
Total distributions	(0.64)	(1.64)	(0.41)	(0.44)	(0.65)
Net asset value at end of year	$ 9.94	$ 9.64	$ 12.91	$ 12.44	$ 11.70
Total investment return (b)	10.29%	(12.05)%	7.13%	10.28%	14.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.12%	2.31%	2.12%	1.76%	1.75%
Net expenses (c)	0.03%	0.03%	0.03%	0.04%	0.03%
Portfolio turnover rate	18%	26%	25%	29%	42%
Net assets at end of year (in 000's)	$ 13,959	$ 13,487	$ 17,168	$ 16,707	$ 16,327

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 9.52	$ 12.77	$ 12.30	$ 11.57	$ 10.66
Net investment income (loss) (a)	0.27	0.23	0.23	0.17	0.17
Net realized and unrealized gain (loss)	0.64	(1.88)	0.61	0.97	1.35
Total from investment operations	0.91	(1.65)	0.84	1.14	1.52
Less distributions:
From net investment income	(0.27)	(0.49)	(0.21)	(0.22)	(0.30)
From net realized gain on investments	(0.34)	(1.11)	(0.16)	(0.19)	(0.31)
Total distributions	(0.61)	(1.60)	(0.37)	(0.41)	(0.61)
Net asset value at end of year	$ 9.82	$ 9.52	$ 12.77	$ 12.30	$ 11.57
Total investment return (b)	10.02%	(12.27)%	6.86%	10.01%	14.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.80%	2.03%	1.83%	1.50%	1.47%
Net expenses (c)	0.28%	0.28%	0.28%	0.29%	0.28%
Portfolio turnover rate	18%	26%	25%	29%	42%
Net assets at end of year (in 000's)	$ 439,516	$ 496,304	$ 670,879	$ 686,344	$ 716,077

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

MainStay VP Moderate Allocation Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	2/13/2006	13.01%	7.47%	5.16%	0.52%
Service Class Shares	2/13/2006	12.73	7.20	4.90	0.77

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
22	MainStay VP Moderate Allocation Portfolio

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	26.29%	15.69%	12.03%
MSCI EAFE® Index (Net)[2]	18.24	8.16	4.28
Bloomberg U.S. Aggregate Bond Index[3]	5.53	1.10	1.81
Moderate Allocation Composite Index[4]	16.54	8.89	6.95
Morningstar Moderate Allocation Category Average[5]	13.78	8.16	6.07

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The S&P 500® Index is the Portfolio's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
2.	The MSCI EAFE® Index (Net) is the Portfolio's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
3.	The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
4.	The Portfolio has selected the Moderate Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Prior to February 28, 2014, the Moderate Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 50%, 10% and 40%, respectively.
5.	The Morningstar Moderate Allocation Category Average is representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These moderate strategies seek to balance preservation of capital with appreciation. They typically expect volatility similar to a strategic equity exposure between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
23

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Allocation Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,056.70	$0.10	$1,025.10	$0.10	0.02%
Service Class Shares	$1,000.00	$1,055.40	$1.40	$1,023.84	$1.38	0.27%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
24	MainStay VP Moderate Allocation Portfolio

Asset Diversification as of December 31, 2023 (Unaudited)
Equity Funds	57.3%
Fixed Income Funds	32.9
Short-Term Investment	9.4
Other Assets, Less Liabilities	0.4
See Portfolio of Investments beginning on page 30 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

25

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.
How did MainStay VP Moderate Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2023?
For the 12 months ended December 31, 2023, MainStay VP Moderate Allocation Portfolio returned 13.01% for Initial Class shares and 12.73% for Service Class shares. Over the same period, both share classes underperformed the 26.29% return of the S& P 500® Index, which is the Portfolio’s primary benchmark, and the 18.24% return of the MSCI EAFE® Index (Net), which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2023, both share classes outperformed the 5.53% return of the Bloomberg U.S. Aggregate Bond Index and underperformed the 16.54% return of the Moderate Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, both share classes underperformed the 13.78% return of the Morningstar Moderate Allocation Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Portfolio will generally invest in Underlying Portfolios of MainStay VP Funds Trust unless such Portfolio in a particular asset class (or subasset class) is deemed by the portfolio managers to be unavailable. The Underlying Portfolios/Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The Portfolio’s management internally maintains a blend of indices that are taken into consideration when managing the Portfolio. During the reporting period, the Portfolio substantially underperformed this internally maintained blend of indices, primarily due to active positioning at the asset class level.
Management of the Portfolio’s stock/bond blend itself was not the primary issue affecting the Portfolio’s relative performance, as returns generated in the process of controlling that mix were only marginally negative. We held the Portfolio’s stock/bond allocation near neutral for much of the reporting period, but with a small bias toward holding underweight exposure to equities. That proved a liability through the spring and early summer of 2023, as a handful of mega-cap technology-related equities drove the market higher.
Rather, the most significant factor undermining relative performance related to positioning within asset classes, primarily equities, with the Portfolio’s exposure to small-cap stocks detracting substantially from returns. Throughout the reporting period, relative valuations in the small-cap asset class were much more attractive than has been the historical norm; however small companies are significantly more sensitive to changes in bank financing conditions than are large companies that can issue bonds. Fast-rising costs on bank loans, coupled with concerns about future credit availability in the wake of the bank crisis that occurred in the early spring of 2023, weighed heavily on that end of the capitalization spectrum. We promptly restored the Portfolio’s small-cap allocation to neutral as the nature and scope of the crisis became clear.
Relative returns also suffered from efforts to avoid undue exposure to a small group of market-leading, mega-cap, technology-related companies. Recently dubbed ‘the Magnificent 7’ (Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA, and Tesla), these firms are richly valued, implying rapid earnings growth in the coming years. We remain skeptical that such growth is likely to be achieved by these companies, which are already among the largest enterprises in the world, with dominant positions in their respective industries. Accordingly, we shifted Portfolio assets out of capitalization-weighted large-cap index products, favoring other options—most notably, an equally weighted version of the S&P 500®. During the reporting period, however, ongoing enthusiasm for the commercial potential of artificial intelligence (“AI”), and the degree to which the Magnificent 7 are expected to benefit from such developments, helped these companies maintain their leadership positions. During the reporting period, the Bloomberg Magnificent 7 Price Return Index returned approximately 107%, compared to the more modest 14% return for the equally weighted S&P 500®.
Tilts favoring defensive sectors, particularly health care, and low volatility stocks, further detracted from the Portfolio’s active returns. Basically, any skew in the Portfolio away from the sole winners of the reporting period—mega-cap tech-oriented companies—was a drag on relative results.
The Portfolio realized some positive results within equities. Tactical trading in gold miners, for example, proved helpful. The Portfolio also benefited from a bias favoring an emerging-markets equity strategy that excluded China, reflecting our concerns regarding China’s ongoing property market turmoil, high debt levels, regulatory overreach and simmering tensions with the West,
The fixed-income portion of the Portfolio neither contributed positively to, nor detracted from, active return. (Contributions take weightings and total returns into account.) The Portfolio gave up a little ground due to underweight exposure to bank loans. We expected that defaults would rise considerably in the bank loan space as economic activity slowed, but the anticipated slowdown

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See "Investment and Performance Comparison" for more information on benchmark and peer group returns.
26	MainStay VP Moderate Allocation Portfolio

failed to materialize during the reporting period. That shortfall was offset through duration3 management, as we extended the Portfolio’s duration during the fall as yields rose, and then reduced duration as yields declined into year-end.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Portfolio’s asset class policy views. Therefore, the swaps can be seen as detracting from the Portfolio’s relative performance over the course of the reporting period.
How did you allocate the Portfolio’s assets during the reporting period and why?
Stock/bond blend: We held equity exposure within the Portfolio relatively close to neutral during the reporting period. We are generally reluctant to position the Portfolio with underweight equity exposure, as stocks tend to perform well over time and anticipating drawdowns is challenging. Conversely, we are happy to lean into equities when we believe they are well-supported fundamentally or when a correction has run further than we believe appropriate. Nevertheless, we shifted the Portfolio’s equity position to slightly underweight following a sharp rally in January 2023, and enlarged the underweight posture a little further late in the spring when the banking sector turmoil appeared to increase the likelihood of a recession. As the recession failed to materialize, we gradually removed the underweight equity exposure over the course of the summer and into the fall, eventually moving to a slightly overweight equity position, before pulling back to neutral during the subsequent rally in stocks.
Duration: After an extended period of holding a short duration position, we shifted the Portfolio to a neutral position in the spring of 2023, in expectation of an impending recession. We extended the Portfolio’s duration further in the summer and fall as yields rose, presumably in response to heavy new Treasury issuance, “higher for longer” monetary policy prospects, stubborn inflationary pressures, and rising yields abroad. Reflecting our view that yields would come back down as inflation continued to cool and an inflection in Fed policy came into sight, we increased the Portfolio’s duration to slightly more than six months long by the end of October. The yield on the 10-year Treasury note did indeed fall back, dropping from roughly 5% to 4%, and we trimmed the Portfolio’s duration as it did so, ending the reporting period very close to neutral.
Equity style: Growth stocks, by definition, exhibit richer valuations than value stock. As a consequence, growth stock prices are relatively reliant on distant profits, and are often more sensitive to elevated inflation and higher interest rates than their value-oriented counterparts. Accordingly, given the high-rate environment that prevailed during the reporting period, we persistently tilted the Portfolio to emphasize value stocks that offered more substantial near-term cash flows. In particular, we focused on defensive, lower-volatility sectors, including utilities, consumer staples and—most of all—health care. This position undermined results in 2023, as market performance was dominated by the aforementioned Magnificent 7—growth-oriented technology-related stocks, swept by a wave of excitement over the prospects for generative AI.
Equity size: The Portfolio held overweight exposure to small-cap stocks during the first half of the reporting period. We based our thesis on several prevailing characteristics of the asset class: attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand–which thus far remains robust. That position proved unconstructive during the spring of 2023, as small companies tend to be heavily dependent on bank financing, and banks aggressively tightened lending standards in the wake of the banking crisis in March and April. Accordingly, we unwound the Portfolio’s small-cap bias. However, it is important to note that the proceeds did not flow to large blend index exposure, where the Magnificent 7 dominate. Rather, the redirected assets went to an equally weighted version of the S&P 500®, where those seven names comprise less than 2% of the index.
Geographic exposure: During the reporting period, European equities appeared vulnerable. We expected that persistently high wage growth would compel the European Central Bank to maintain its restrictive monetary policies for an extended period of time while European export-heavy economies wrestled with declining global trade volumes. In addition, Europe appear particularly exposed to potential energy price spikes amid elevated geopolitical tensions. On the other hand, the Bank of Japan remained engaged in accommodative policy, Japanese exports benefited from a weak yen, and shareholder governance was increasingly prioritized by Japanese companies, largely in the form of share buybacks. Given these divergent conditions, we tilted the Portfolio away from European markets in favor of Japanese stocks, while holding net exposure to non-U.S. stocks close to neutral. With prospects for Chinese equities looking somewhat dim, we tilted the Portfolio toward other faster-growing economies within the emerging-markets complex.
Energy and natural resources: The Portfolio maintained exposure to upstream energy producers and oilfield/gas field service providers as a commodity play to provide an additional inflation hedge. These holdings also positioned the Portfolio to take advantage of opportunities for domestic producers to benefit as
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
27

Western nations revisit energy policy to source supplies from stable and friendly jurisdictions rather than autocratic petrostates that present national security risks. The Portfolio’s small, but volatile, energy position had a disproportionate impact on the Portfolio’s short-term performance month by month, but little impact on overall performance for the entire year. The Portfolio also added exposure to uranium miners during the reporting period. With numerous reactors planned, under construction, or being put back into service after an earlier shutoff, we expect nuclear energy production to grow significantly in the years ahead, driving the need for additional uranium production and creating opportunities for miners and processors.
How did the Portfolio’s allocations change over the course of the reporting period?
In one of the more substantial changes in allocations undertaken during the reporting period, we reduced the Portfolio’s exposure to small-cap stocks, expressed via total return swaps. We took this action in response to the banking crisis that unfolded in the spring of 2023. Other changes included a reduction in the Portfolio’s holdings of MainStay VP Floating Rate Portfolio, thereby decreasing exposure to lower-credit-quality fixed-income instruments ahead of an expected recession. We unwound the Portfolio’s swap exposure to the S&P 500 Health Care Sector in favor of other defensive positions, including Invesco S&P 500 Low Volatility ETF. We unwound swap exposure to VanEck Gold Miners ETF, taking gains and exiting a profitable trade on a high note. Lastly, we used swaps to tilt the Portfolio away from baskets of specific stocks that were either heavily dependent on floating-rate loans (such as Uber, United Airlines and Carnival) or that generated insufficient operating income to retire debt as it came due (so-called ‘zombie’ companies, such as Royal Caribbean, Wynn Resorts and Rivian). We believed these  firms were especially vulnerable in an environment of fast-rising interest rates and tightening lending standards.
New or increased allocations included, first and foremost, the establishment and growth of an allocation to Invesco S&P 500® Equal Weight ETF, funded in part from cash. We adopted this position to remove the Portfolio’s underweight exposure to equities without significantly increasing its exposure to the Magnificent 7. We increased the Portfolio’s exposure to iShares 20+ Year Treasury Bond ETF, which we used to extend the Portfolio’s duration as bond yields rose. We also initiated a new Portfolio position in iShares MSCI Japan ETF (via a swap) because we saw valuations as attractive, export conditions as favorable and the Japanese yen as likely to appreciate should the Bank of
Japan abandon its existing yield curve4 control policy. Another notable addition involved the establishment of exposure to Global X Uranium ETF, which invests primarily in uranium mining firms. Climate change concerns, net-zero commitments and the limitations of renewable energy are driving a reconsideration of nuclear energy, for which fuel supply is rather limited. We foresee a supply/demand imbalance developing that is likely to support businesses involved with extracting and processing uranium. We also opened a position in a swap providing access to the IQ CBRE NextGen Real Estate ETF, providing a toehold in the digital infrastructure space.
At the Underlying Fund level, the Portfolio took advantage of a few new investment options, adopting a position in IQ MacKay ESG High Income ETF, funded from MainStay VP MacKay High Yield Corporate Bond Portfolio. Other holdings in newly available Underlying Equity Funds included MainStay PineStone U.S. Equity Fund, IQ Candriam U.S. Mid Cap Equity ETF and MainStay Fiera SMID Growth Fund. Departing the Portfolio was IQ U.S. Large Cap ETF, which was liquidated in December.
During the reporting period, which Underlying Equity Portfolios/Funds had the highest total returns and which had the lowest total returns?
The Portfolio’s top-performing Underlying Equity Funds that were held for the entire reporting period included MainStay VP Winslow Large Cap Growth Portfolio, MainStay VP Wellington Growth Portfolio and IQ Candriam U.S. Equity ETF. The worst-performing positions (all of which produced positive returns) included Invesco S&P 500 Low Volatility ETF, MainStay VP PineStone International Equity Portfolio (previously MainStay VP MacKay International Equity Portfolio) and MainStay VP Candriam Emerging Markets Equity Portfolio.
Which Underlying Equity Portfolios/Funds were the strongest positive contributors to the Portfolio’s performance and which Underlying Equity Portfolios/Funds were particularly weak?
The strongest positive contributions to performance came from MainStay VP Winslow Large Cap Growth Portfolio, MainStay VP Wellington Growth Portfolio and IQ Candriam U.S. Equity ETF. The direct Portfolio holdings that contributed least to returns included MainStay VP PineStone International Equity Portfolio (previously MainStay VP MacKay International Equity Portfolio), MainStay Epoch Capital Growth Fund and IQ CBRE NextGen Real Estate ETF. The Portfolio experienced losses from some swap positions in
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
28	MainStay VP Moderate Allocation Portfolio

which we paid the return to the Russell 2000 Index, the Russell 1000 Growth Index and the MSCI EAFE Index.
What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?
As discussed above, interest rates were driven by high, but moderating, inflation and tight monetary policy, with rising expectations that monetary policy would be relaxed in 2024. Spreads5 were influenced by the resilience of the economy and expectations of a more accommodative policy environment ahead.
During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?
Lower quality securities—from bank loans to high yield bonds—generally fared best. They enjoyed positive carry compared to higher quality debt, spreads were mostly stable, and default rates were not yet elevated.
Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?
The largest contributions to the Portfolio’s absolute returns came from positions in MainStay VP Indexed Bond Portfolio, cash holdings and MainStay VP Floating Rate Portfolio. No fixed-income position produced negative returns. The smallest positive contributions to Portfolio performance came from MainStay MacKay U.S. Infrastructure Bond Fund, MainStay VP PIMCO Real Return Portfolio and MainStay Short Term Bond Fund.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
29

Portfolio of Investments December 31, 2023†^
	Shares	Value
Affiliated Investment Companies 90.2%
Equity Funds 57.3%
IQ 500 International ETF (a)	588,454	$ 19,290,287
IQ Candriam International Equity ETF (a)	695,350	19,435,033
IQ Candriam U.S. Large Cap Equity ETF (a)	714,186	29,988,670
IQ Candriam U.S. Mid Cap Equity ETF (a)	540,702	16,282,105
IQ CBRE NextGen Real Estate ETF (a)	878,410	17,945,916
IQ FTSE International Equity Currency Neutral ETF	633,576	15,757,035
IQ U.S. Small Cap ETF	210,756	7,597,754
MainStay Epoch Capital Growth Fund Class I	204,725	2,858,725
MainStay Epoch International Choice Fund Class I (a)	360,764	14,376,529
MainStay Fiera SMID Growth Fund Class R6 (a)	1,025,216	17,010,796
MainStay PineStone U.S. Equity Fund Class R6 (a)	1,549,854	26,889,815
MainStay VP American Century Sustainable Equity Portfolio Initial Class (a)	2,948,053	26,356,770
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class (a)	2,852,216	19,839,160
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	1,321,350	21,906,261
MainStay VP PineStone International Equity Portfolio Initial Class (a)	1,334,136	14,312,478
MainStay VP S&P 500 Index Portfolio Initial Class	140,807	12,019,442
MainStay VP Small Cap Growth Portfolio Initial Class	1,284,247	13,842,646
MainStay VP Wellington Growth Portfolio Initial Class (a)	1,252,265	30,610,982
MainStay VP Wellington Mid Cap Portfolio Initial Class (a)	1,946,466	16,402,672
MainStay VP Wellington Small Cap Portfolio Initial Class (a)	1,242,094	10,775,415
MainStay VP Wellington U.S. Equity Portfolio Initial Class	614,698	16,167,774
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (a)	1,196,264	31,227,515
MainStay WMC Enduring Capital Fund Class R6 (a)	355,570	12,306,990
MainStay WMC International Research Equity Fund Class I (a)	1,985,055	14,409,516
MainStay WMC Value Fund Class R6 (a)	651,968	19,598,210
Total Equity Funds (Cost $435,570,742)		447,208,496
	Shares	Value

Fixed Income Funds 32.9%
IQ MacKay ESG Core Plus Bond ETF (a)	1,627,458	$ 34,290,540
IQ Mackay ESG High Income ETF (a)	339,039	9,004,876
MainStay MacKay Short Duration High Yield Fund Class I	2,191,472	20,779,317
MainStay Mackay U.S. Infrastructure Bond Fund Class R6	1,352,838	10,274,262
MainStay Short Term Bond Fund Class I (a)	1,690,144	15,424,761
MainStay VP Bond Portfolio Initial Class	570,411	7,054,450
MainStay VP Floating Rate Portfolio Initial Class (a)	2,698,621	23,170,093
MainStay VP Indexed Bond Portfolio Initial Class (a)	13,777,312	120,255,265
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	990,221	8,986,256
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	999,266	7,768,996
Total Fixed Income Funds (Cost $280,470,424)		257,008,816
Total Affiliated Investment Companies (Cost $716,041,166)		704,217,312
Short-Term Investment 9.4%
Affiliated Investment Company 9.4%
MainStay U.S. Government Liquidity Fund, 5.235% (a)(b)	73,467,114	73,467,114
Total Short-Term Investment (Cost $73,467,114)	9.4%	73,467,114
Total Investments (Cost $789,508,280)	99.6%	777,684,426
Other Assets, Less Liabilities	0.4	3,396,861
Net Assets	100.0%	$ 781,081,287

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	As of December 31, 2023, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's share class.
(b)	Current yield as of December 31, 2023.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP Moderate Allocation Portfolio

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 500 International ETF	$ 20,603	$ 551	$ (4,840)	$ 413	$ 2,563	$ 19,290	$ 786	$ —	588
IQ Candriam International Equity ETF	20,524	504	(4,013)	947	1,473	19,435	608	—	695
IQ Candriam U.S. Large Cap Equity ETF	36,306	123	(15,992)	4,093	5,459	29,989	430	—	714
IQ Candriam U.S. Mid Cap Equity ETF	—	15,957	(583)	(14)	922	16,282	100	—	541
IQ CBRE NextGen Real Estate ETF	—	17,149	(296)	4	1,089	17,946	110	—	878
IQ FTSE International Equity Currency Neutral ETF	16,242	156	(3,119)	324	2,154	15,757	416	—	634
IQ MacKay ESG Core Plus Bond ETF	28,762	7,645	(2,881)	(452)	1,217	34,291	1,415	—	1,627
IQ Mackay ESG High Income ETF	—	9,317	(581)	(5)	274	9,005	423	6	339
IQ U.S. Large Cap ETF	29,044	267	(31,116)	8,117	(6,312)	—	375	—	—
IQ U.S. Small Cap ETF	10,212	2,237	(5,778)	(508)	1,435	7,598	127	—	211
MainStay Epoch Capital Growth Fund Class I	2,888	16	(783)	(72)	810	2,859	16	1	205
MainStay Epoch International Choice Fund Class I	14,905	464	(3,431)	149	2,290	14,377	244	—	361
MainStay Fiera SMID Growth Fund Class R6	—	16,160	(221)	(6)	1,078	17,011	—	396	1,025
MainStay MacKay Short Duration High Yield Fund Class I	22,722	1,759	(4,508)	(248)	1,054	20,779	1,282	—	2,191
MainStay Mackay U.S. Infrastructure Bond Fund Class R6	—	9,979	—	—	295	10,274	42	—	1,353
MainStay PineStone U.S. Equity Fund Class R6	—	25,578	—	—	1,312	26,890	64	20	1,550
MainStay Short Term Bond Fund Class I	—	16,840	(1,407)	(20)	12	15,425	522	—	1,690
MainStay U.S. Government Liquidity Fund	82,310	161,200	(170,043)	—	—	73,467	3,809	—	73,467
MainStay VP American Century Sustainable Equity Portfolio Initial Class	33,749	9,288	(14,302)	1,726	(4,104)	26,357	350	8,937	2,948
MainStay VP Bond Portfolio Initial Class	27,135	1,793	(21,817)	(3,919)	3,862	7,054	739	—	570
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class	20,762	733	(2,809)	(1,190)	2,343	19,839	340	—	2,852
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	30,211	2,269	(10,501)	1,107	(1,180)	21,906	623	1,491	1,321
MainStay VP Floating Rate Portfolio Initial Class	42,220	3,218	(23,144)	(1,229)	2,105	23,170	2,434	—	2,699
MainStay VP Indexed Bond Portfolio Initial Class	124,844	8,348	(16,290)	(4,703)	8,056	120,255	2,910	—	13,777
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	19,280	932	(12,146)	(1,066)	1,986	8,986	505	—	990
MainStay VP PIMCO Real Return Portfolio Initial Class	8,281	1,003	(1,143)	(61)	(311)	7,769	664	—	999
MainStay VP PineStone International Equity Portfolio Initial Class (a)	14,856	1,053	(2,215)	(1,080)	1,698	14,312	—	—	1,334
MainStay VP S&P 500 Index Portfolio Initial Class	12,369	378	(3,287)	725	1,834	12,019	163	180	141
MainStay VP Small Cap Growth Portfolio Initial Class	16,604	657	(5,610)	(2,561)	4,753	13,843	—	46	1,284
MainStay VP Wellington Growth Portfolio Initial Class	36,156	262	(17,453)	(13,678)	25,324	30,611	—	—	1,252
MainStay VP Wellington Mid Cap Portfolio Initial Class	19,598	447	(5,926)	(4,844)	7,128	16,403	18	—	1,946
MainStay VP Wellington Small Cap Portfolio Initial Class	13,342	1,803	(5,801)	(2,278)	3,708	10,774	79	—	1,242
MainStay VP Wellington U.S. Equity Portfolio Initial Class	19,349	433	(7,514)	(2,695)	6,595	16,168	162	—	615
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	35,054	1,935	(17,239)	(1,271)	12,749	31,228	—	1,141	1,196
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments December 31, 2023†^ (continued)
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay WMC Enduring Capital Fund Class R6	$ 15,971	$ 514	$ (6,339)	$ (202)	$ 2,363	$ 12,307	$ 125	$ —	356
MainStay WMC International Research Equity Fund Class I	15,147	426	(2,748)	(775)	2,360	14,410	294	—	1,985
MainStay WMC Value Fund Class R6	28,256	927	(10,666)	(2,600)	3,681	19,598	335	592	652
	$ 817,702	$322,321	$(436,542)	$(27,872)	$102,075	$ 777,684	$20,510	$12,810

(a)	Prior to August 28, 2023, known as MainStay VP MacKay International Equity Portfolio Initial Class.
Swap Contracts
Open OTC total return equity swap contracts as of December 31, 2023 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi Leveraged Loan Basket	1 day FEDF minus 0.20%	12/3/24	Daily	(10,641)	$ —
Citibank NA	Citi Zombie Company Basket	1 day FEDF minus 0.50%	12/3/24	Daily	(14,098)	—
JPMorgan Chase Bank NA	Global X Uranium ETF	1 day FEDF plus 0.50%	10/8/24 - 11/12/24	Daily	19,571	—
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.55%	12/3/24	Daily	17,868	—
Citibank NA	iShares 20+ Year Treasury Bond ETF	1 day FEDF plus 0.60%	12/3/24	Daily	27,796	—
Citibank NA	iShares MSCI China ETF	1 day FEDF minus 0.56%	12/3/24	Daily	(7,606)	—
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF minus 1.25%	12/3/24	Daily	(31,579)	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 day FEDF minus 0.54%	12/3/24	Daily	(4,428)	—
Citibank NA	iShares MSCI Emerging Markets ex China ETF	1 day FEDF plus 0.55%	12/3/24	Daily	8,143	—
JPMorgan Chase Bank NA	iShares MSCI Japan ETF	1 day FEDF plus 0.15%	4/24/24 - 5/7/24	Daily	23,275	—
JPMorgan Chase Bank NA	Russell 2000 Total Return Index	1 day FEDF minus 0.15% - plus 0.05%	4/9/24 - 5/7/24	Daily	(37,822)	—
JPMorgan Chase Bank NA	S&P 500 Equal Weight	1 day FEDF plus 0.30% - 0.51%	5/7/24	Daily	36,309	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.05%	12/3/24	Daily	(20,645)	—
Citibank NA	S&P 600 Total Return Index	1 day FEDF plus 0.45%	12/3/24	Daily	41,578	—
Citibank NA	S&P Midcap 400 Total Return Index	1 day FEDF plus 0.35%	12/3/24	Daily	7,533	—
JPMorgan Chase Bank NA	VanEck Oil Services ETF	1 day FEDF plus 0.15%	11/5/24	Daily	8,050	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF minus 0.50%	12/3/24	Daily	(7,943)	—
						$ —
The following table represents the basket holdings underlying the total return swap with Citi Leveraged Loan Basket as of December 31, 2023.
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
AerCap Holdings NV	(3,421)	(445,175)	—	4.18
Apollo Commercial Real Estate Finance Inc	(651)	(84,710)	—	0.80
Atlantica Sustainable Infrastructure PLC	(410)	(53,409)	—	0.50
Brandywine Realty Trust	(701)	(91,199)	—	0.86
Carnival Corp	(11,602)	(1,509,944)	—	14.19
Chart Industries Inc	(3,233)	(420,797)	—	3.95
Coherent Corp	(1,686)	(219,466)	—	2.06
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay VP Moderate Allocation Portfolio

Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
CommScope Holding Co Inc	(202)	(26,352)	—	0.25
Crane NXT Co	(2,324)	(302,427)	—	2.84
Cushman & Wakefield PLC	(789)	(102,731)	—	0.97
Delta Air Lines Inc	(7,346)	(955,949)	—	8.98
Designer Brands Inc	(524)	(68,217)	—	0.64
DigitalBridge Group Inc	(1,040)	(135,336)	—	1.27
Elanco Animal Health Inc	(3,969)	(516,582)	—	4.85
Entegris Inc	(5,076)	(660,609)	—	6.21
Fidelity National Information Services Inc	(6,930)	(901,829)	—	8.48
Hanesbrands Inc	(1,619)	(210,732)	—	1.98
JetBlue Airways Corp	(1,184)	(154,133)	—	1.45
Lumen Technologies Inc	(2,071)	(269,467)	—	2.53
MKS Instruments Inc	(1,728)	(224,924)	—	2.11
Oatly Group AB	(162)	(21,062)	—	0.20
Opendoor Technologies Inc	(2,694)	(350,602)	—	3.30
Par Pacific Holdings Inc	(968)	(125,976)	—	1.18
PureCycle Technologies Inc	(315)	(40,964)	—	0.39
Scorpio Tankers Inc	(2,160)	(281,106)	—	2.64
Topgolf Callaway Brands Corp	(679)	(88,340)	—	0.83
Uber Technologies Inc	(12,431)	(1,617,761)	—	15.20
United Airlines Holdings Inc	(5,849)	(761,227)	—	7.15
The following table represents the basket holdings underlying the total return swap with Citi Zombie Company Basket as of December 31, 2023.
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
Alteryx Inc	(1,551)	(189,773)	—	1.35
AppLovin Corp	(3,092)	(378,337)	—	2.68
Array Technologies Inc	(2,416)	(295,561)	—	2.10
Asana Inc	(1,334)	(163,216)	—	1.16
BILL Holdings Inc	(5,039)	(616,528)	—	4.37
BioCryst Pharmaceuticals Inc	(529)	(64,757)	—	0.46
Bloom Energy Corp	(1,200)	(146,829)	—	1.04
Bridgebio Pharma Inc	(4,210)	(515,093)	—	3.65
Carnival Corp	(8,716)	(1,066,519)	—	7.57
Children's Place Inc/The	(480)	(58,700)	—	0.42
Cinemark Holdings Inc	(1,197)	(146,464)	—	1.04
Coeur Mining Inc	(507)	(61,994)	—	0.44
Cytokinetics Inc	(3,385)	(414,130)	—	2.94
DigitalBridge Group Inc	(1,177)	(143,973)	—	1.02
Emergent BioSolutions Inc	(151)	(18,422)	—	0.13
Enviva Inc	(27)	(3,343)	—	0.02
Exact Sciences Corp	(3,916)	(479,221)	—	3.40
Fastly Inc	(2,038)	(249,419)	—	1.77
Gap Inc/The	(6,277)	(768,064)	—	5.45
Guardant Health Inc	(1,614)	(197,527)	—	1.40
IAC Inc	(1,208)	(147,858)	—	1.05
Infinera Corp	(364)	(44,485)	—	0.32
Insmed Inc	(1,176)	(143,879)	—	1.02
JetBlue Airways Corp	(1,360)	(166,385)	—	1.18
Kyndryl Holdings Inc	(970)	(118,644)	—	0.84
Lyft Inc	(6,349)	(776,830)	—	5.51
NeoGenomics Inc	(822)	(100,637)	—	0.71
Oscar Health Inc	(2,090)	(255,707)	—	1.81
Pacific Biosciences of California Inc	(985)	(120,534)	—	0.86
Peloton Interactive Inc	(1,708)	(208,957)	—	1.48
Q2 Holdings Inc	(1,150)	(140,700)	—	1.00
Redfin Corp	(847)	(103,643)	—	0.74
Revance Therapeutics Inc	(279)	(34,158)	—	0.24
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments December 31, 2023†^ (continued)
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
RingCentral Inc	(2,253)	(275,703)	—	1.96
Rivian Automotive Inc	(6,577)	(804,733)	—	5.71
Royal Caribbean Cruises Ltd	(9,809)	(1,200,285)	—	8.51
Scotts Miracle-Gro Co/The	(1,547)	(189,305)	—	1.34
Spirit AeroSystems Holdings Inc	(1,268)	(155,128)	—	1.10
Spirit Airlines Inc	(727)	(88,921)	—	0.63
Sweetgreen Inc	(751)	(91,894)	—	0.65
TG Therapeutics Inc	(2,246)	(274,776)	—	1.95
Twist Bioscience Corp	(1,726)	(211,232)	—	1.50
Vistra Corp	(4,568)	(558,905)	—	3.96
Warner Bros Discovery Inc	(3,807)	(465,808)	—	3.30
Wix.com Ltd	(2,414)	(295,317)	—	2.10
Wolfspeed Inc	(2,872)	(351,419)	—	2.49
WW International Inc	(1,200)	(146,809)	—	1.04
Wynn Resorts Ltd	(4,478)	(547,952)	—	3.89
Xerox Holdings Corp	(813)	(99,479)	—	0.71

1.	As of December 31, 2023, cash in the amount $1,000,000 was pledged to brokers for OTC swap contracts.
2.	Portfolio pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of December 31, 2023.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 447,208,496	$ —	$ —	$ 447,208,496
Fixed Income Funds	257,008,816	—	—	257,008,816
Total Affiliated Investment Companies	704,217,312	—	—	704,217,312
Short-Term Investment
Affiliated Investment Company	73,467,114	—	—	73,467,114
Total Investments in Securities	$ 777,684,426	$ —	$ —	$ 777,684,426

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay VP Moderate Allocation Portfolio

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in affiliated investment companies, at value (identified cost $789,508,280)	$777,684,426
Cash	1,000,000
Cash collateral on deposit at broker for swap contracts	1,000,000
Receivables:
Dividends and interest on OTC swaps contracts	1,283,821
Dividends	867,814
Portfolio shares sold	91,793
Other assets	12,207
Total assets	781,940,061
Liabilities
Payables:
Portfolio shares redeemed	652,749
NYLIFE Distributors (See Note 3)	154,255
Custodian	23,208
Professional fees	21,995
Shareholder communication	4,838
Accrued expenses	1,729
Total liabilities	858,774
Net assets	$781,081,287
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 82,291
Additional paid-in-capital	849,085,535
849,167,826
Total distributable earnings (loss)	(68,086,539)
Net assets	$781,081,287
Initial Class
Net assets applicable to outstanding shares	$ 46,889,449
Shares of beneficial interest outstanding	4,890,175
Net asset value per share outstanding	$ 9.59
Service Class
Net assets applicable to outstanding shares	$734,191,838
Shares of beneficial interest outstanding	77,400,582
Net asset value per share outstanding	$ 9.49

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 20,510,335
Expenses
Distribution/Service—Service Class (See Note 3)	1,880,954
Professional fees	82,754
Custodian	45,753
Trustees	20,853
Shareholder communication	5,713
Miscellaneous	22,495
Total expenses	2,058,522
Net investment income (loss)	18,451,813
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	(27,871,758)
Realized capital gain distributions from affiliated investment companies	12,810,040
Swap transactions	(10,759,266)
Net realized gain (loss)	(25,820,984)
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	102,074,677
Net realized and unrealized gain (loss)	76,253,693
Net increase (decrease) in net assets resulting from operations	$ 94,705,506
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay VP Moderate Allocation Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 18,451,813	$ 14,965,942
Net realized gain (loss)	(25,820,984)	41,896,923
Net change in unrealized appreciation (depreciation)	102,074,677	(203,014,624)
Net increase (decrease) in net assets resulting from operations	94,705,506	(146,151,759)
Distributions to shareholders:
Initial Class	(3,448,370)	(7,194,477)
Service Class	(54,805,347)	(127,271,222)
Total distributions to shareholders	(58,253,717)	(134,465,699)
Capital share transactions:
Net proceeds from sales of shares	39,724,561	44,680,512
Net asset value of shares issued to shareholders in reinvestment of distributions	58,253,717	134,465,699
Cost of shares redeemed	(173,149,082)	(153,174,796)
Increase (decrease) in net assets derived from capital share transactions	(75,170,804)	25,971,415
Net increase (decrease) in net assets	(38,719,015)	(254,646,043)
Net Assets
Beginning of year	819,800,302	1,074,446,345
End of year	$ 781,081,287	$ 819,800,302
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 9.22	$ 12.84	$ 11.99	$ 11.32	$ 10.33
Net investment income (loss) (a)	0.25	0.21	0.23	0.20	0.23
Net realized and unrealized gain (loss)	0.88	(2.06)	1.11	1.07	1.60
Total from investment operations	1.13	(1.85)	1.34	1.27	1.83
Less distributions:
From net investment income	(0.31)	(0.43)	(0.15)	(0.29)	(0.36)
From net realized gain on investments	(0.45)	(1.34)	(0.34)	(0.31)	(0.48)
Total distributions	(0.76)	(1.77)	(0.49)	(0.60)	(0.84)
Net asset value at end of year	$ 9.59	$ 9.22	$ 12.84	$ 11.99	$ 11.32
Total investment return (b)	13.01%	(13.69)%	11.37%	11.57%	18.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.59%	1.91%	1.81%	1.83%	2.04%
Net expenses (c)	0.02%	0.02%	0.02%	0.03%	0.03%
Portfolio turnover rate	23%	31%	27%	31%	40%
Net assets at end of year (in 000's)	$ 46,889	$ 43,783	$ 53,604	$ 48,025	$ 45,283

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 9.12	$ 12.72	$ 11.88	$ 11.22	$ 10.23
Net investment income (loss) (a)	0.22	0.18	0.19	0.17	0.20
Net realized and unrealized gain (loss)	0.88	(2.05)	1.11	1.06	1.60
Total from investment operations	1.10	(1.87)	1.30	1.23	1.80
Less distributions:
From net investment income	(0.28)	(0.39)	(0.12)	(0.26)	(0.33)
From net realized gain on investments	(0.45)	(1.34)	(0.34)	(0.31)	(0.48)
Total distributions	(0.73)	(1.73)	(0.46)	(0.57)	(0.81)
Net asset value at end of year	$ 9.49	$ 9.12	$ 12.72	$ 11.88	$ 11.22
Total investment return (b)	12.73%	(13.91)%	11.10%	11.29%	18.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.30%	1.63%	1.51%	1.52%	1.76%
Net expenses (c)	0.27%	0.27%	0.27%	0.28%	0.27%
Portfolio turnover rate	23%	31%	27%	31%	40%
Net assets at end of year (in 000's)	$ 734,192	$ 776,017	$ 1,020,842	$ 1,037,900	$ 1,102,149

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay VP Moderate Allocation Portfolio

MainStay VP Growth Allocation Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	2/13/2006	15.49%	9.47%	6.22%	0.58%
Service Class Shares	2/13/2006	15.20	9.20	5.96	0.83

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
39

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	26.29%	15.69%	12.03%
MSCI EAFE® Index (Net)[2]	18.24	8.16	4.28
Bloomberg U.S. Aggregate Bond Index[3]	5.53	1.10	1.81
Growth Allocation Composite Index[4]	20.36	11.39	8.56
Morningstar Moderately Aggressive Allocation Category Average[5]	15.36	9.17	6.58

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The S&P 500® Index is the Portfolio's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
2.	The MSCI EAFE® Index (Net) is the Portfolio's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
3.	The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
4.	The Portfolio has selected the Growth Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Prior to February 28, 2014, the Growth Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 65%, 15% and 20%, respectively.
5.	The Morningstar Moderately Aggressive Allocation Category Average is representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These moderately aggressive strategies prioritize capital appreciation over preservation. They typically expect volatility similar to a strategic equity exposure between 70% and 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
40	MainStay VP Growth Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Allocation Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,064.60	$0.10	$1,025.10	$0.10	0.02%
Service Class Shares	$1,000.00	$1,063.30	$1.40	$1,023.84	$1.38	0.27%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
41

Asset Diversification as of December 31, 2023 (Unaudited)
Equity Funds	77.5%
Fixed Income Funds	12.8
Short-Term Investment	9.2
Other Assets, Less Liabilities	0.5
See Portfolio of Investments beginning on page 47 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

42	MainStay VP Growth Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.
How did MainStay VP Growth Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2023?
For the 12 months ended December 31, 2023, MainStay VP Growth Allocation Portfolio returned 15.49% for Initial Class shares and 15.20% for Service Class shares. Over the same period, both share classes underperformed the 26.29% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and the 18.24% return of the MSCI EAFE® Index (Net), which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2023, both share classes outperformed the 5.53% return of the Bloomberg U.S. Aggregate Bond Index and underperformed the 20.36% return of the Growth Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, Initial Class shares outperformed, and Service Class shares underperformed, the 15.36% return of the Morningstar Moderately Aggressive Allocation Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Portfolio will generally invest in Underlying Portfolios of MainStay VP Funds Trust unless such Portfolio in a particular asset class (or subasset class) is deemed by the portfolio managers to be unavailable. The Underlying Portfolios/Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The Portfolio’s management internally maintains a blend of indices that are taken into consideration when managing the Portfolio. During the reporting period, the Portfolio substantially underperformed this internally maintained blend of indices, primarily due to active positioning at the asset class level.
Management of the Portfolio’s stock/bond blend itself was not the primary issue affecting the Portfolio’s relative performance, as returns generated in the process of controlling that mix were only marginally negative. We held the Portfolio’s stock/bond allocation near neutral for much of the reporting period, but with a small bias toward holding underweight exposure to equities. That proved a liability through the spring and early summer of 2023, as a handful of mega-cap technology-related equities drove the market higher.
Rather, the most significant factor undermining relative performance related to positioning within asset classes, primarily equities, with the Portfolio’s exposure to small-cap stocks detracting substantially from returns. Throughout the reporting period, relative valuations in the small-cap asset class were much more attractive than has been the historical norm; however, small companies are significantly more sensitive to changes in bank financing conditions than are large companies that can issue bonds. Fast-rising costs on bank loans, coupled with concerns about future credit availability in the wake of the bank crisis that occurred in the early spring of 2023, weighed heavily on that end of the capitalization spectrum. We promptly restored the Portfolio’s small-cap allocation to neutral as the nature and scope of the crisis became clear.
Relative returns also suffered from efforts to avoid undue exposure to a small group of market-leading, mega-cap, technology-related companies. Recently dubbed ‘the Magnificent 7’ (Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA, and Tesla), these firms are richly valued, implying rapid earnings growth in the coming years. We remain skeptical that such growth is likely to be achieved by these companies, which are already among the largest enterprises in the world, with dominant positions in their respective industries. Accordingly, we shifted Portfolio assets out of capitalization-weighted large-cap index products, favoring other options—most notably, an equally weighted version of the S&P 500®. During the reporting period, however, ongoing enthusiasm for the commercial potential of artificial intelligence (“AI”), and the degree to which the Magnificent 7 are expected to benefit from such developments, helped these companies maintain their leadership positions. During the reporting period, the Bloomberg Magnificent 7 Price Return Index returned approximately 107%, compared to the more modest 14% return for the equally weighted S&P 500®.
Tilts favoring defensive sectors, particularly health care, and low volatility stocks, further detracted from the Portfolio’s active returns. Basically, any skew in the Portfolio away from the sole winners of the reporting period—mega-cap tech-oriented companies—was a drag on relative results.
The Portfolio realized some positive results within equities. Tactical trading in gold miners, for example, proved helpful. The Portfolio also benefited from a bias favoring an emerging-markets equity strategy that excluded China, reflecting our concerns regarding China’s ongoing property market turmoil, high debt levels, regulatory overreach and simmering tensions with the West,
The fixed-income portion of the Portfolio neither contributed positively to, nor detracted from, active return. (Contributions take weightings and total returns into account.) The Portfolio gave up a little ground due to underweight exposure to bank loans. We

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See "Investment and Performance Comparison" for more information on benchmark and peer group returns.
43

expected that defaults would rise considerably in the bank loan space as economic activity slowed, but the anticipated slowdown failed to materialize during the reporting period. That shortfall was offset through duration3 management, as we extended the Portfolio’s duration during the fall as yields rose, and then reduced duration as yields declined into year-end.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Portfolio’s asset class policy views. Therefore, the swaps can be seen as detracting from the Portfolio’s relative performance over the course of the reporting period.
How did you allocate the Portfolio’s assets during the reporting period and why?
Stock/bond blend: We held equity exposure within the Portfolio relatively close to neutral during the reporting period. We are generally reluctant to position the Portfolio with underweight equity exposure, as stocks tend to perform well over time and anticipating drawdowns is challenging. Conversely, we are happy to lean into equities when we believe they are well-supported fundamentally or when a correction has run further than we believe appropriate. Nevertheless, we shifted the Portfolio’s equity position to slightly underweight following a sharp rally in January 2023, and enlarged the underweight posture a little further late in the spring when the banking sector turmoil appeared to increase the likelihood of a recession. As the recession failed to materialize, we gradually removed the underweight equity exposure over the course of the summer and into the fall, eventually moving to a slightly overweight equity position, before pulling back to neutral during the subsequent rally in stocks.
Duration: After an extended period of holding a short duration position, we shifted the Portfolio to a neutral position in the spring of 2023, in expectation of an impending recession. We extended the Portfolio’s duration further in the summer and fall as yields rose, presumably in response to heavy new Treasury issuance, “higher for longer” monetary policy prospects, stubborn inflationary pressures, and rising yields abroad. Reflecting our view that yields would come back down as inflation continued to cool and an inflection in Fed policy came into sight, we increased the Portfolio’s duration to slightly more than six months long by the end of October. The yield on the 10-year Treasury note did indeed fall back, dropping from roughly 5% to 4%, and we trimmed the Portfolio’s duration as it did so, ending the reporting period very close to neutral.
Equity style: Growth stocks, by definition, exhibit richer valuations than value stock. As a consequence, growth stock prices are relatively reliant on distant profits, and are often more sensitive to elevated inflation and higher interest rates than their value-oriented counterparts. Accordingly, given the high-rate environment that prevailed during the reporting period, we persistently tilted the Portfolio to emphasize value stocks that offered more substantial near-term cash flows. In particular, we focused on defensive, lower-volatility sectors, including utilities, consumer staples and—most of all—health care. This position undermined results in 2023, as market performance was dominated by the aforementioned Magnificent 7—growth-oriented technology-related stocks, swept by a wave of excitement over the prospects for generative AI.
Equity size: The Portfolio held overweight exposure to small-cap stocks during the first half of the reporting period. We based our thesis on several prevailing characteristics of the asset class: attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand–which thus far remains robust. That position proved unconstructive during the spring of 2023, as small companies tend to be heavily dependent on bank financing, and banks aggressively tightened lending standards in the wake of the banking crisis that occurred in March and April. Accordingly, we unwound the Portfolio’s small-cap bias. However, it is important to note that the proceeds did not flow to large blend index exposure, where the Magnificent 7 dominate. Rather, the redirected assets went to an equally weighted version of the S&P 500®, where those seven names comprise less than 2% of the index.
Geographic exposure: During the reporting period, European equities appeared vulnerable. We expected that persistently high wage growth would compel the European Central Bank to maintain its restrictive monetary policies for an extended period of time while European export-heavy economies wrestled with declining global trade volumes. In addition, Europe appear particularly exposed to potential energy price spikes amid elevated geopolitical tensions. On the other hand, the Bank of Japan remained engaged in accommodative policy, Japanese exports benefited from a weak yen, and shareholder governance was increasingly prioritized by Japanese companies, largely in the form of share buybacks. Given these divergent conditions, we tilted the Portfolio away from European markets in favor of Japanese stocks, while holding net exposure to non-U.S. stocks close to neutral. With prospects for Chinese equities looking somewhat dim, we tilted the Portfolio toward other faster-growing economies within the emerging-markets complex.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
44	MainStay VP Growth Allocation Portfolio

Energy and natural resources: The Portfolio maintained exposure to upstream energy producers and oilfield/gas field service providers as a commodity play to provide an additional inflation hedge. These holdings also positioned the Portfolio to take advantage of opportunities for domestic producers to benefit as Western nations revisit energy policy to source supplies from stable and friendly jurisdictions rather than autocratic petrostates that present national security risks. The Portfolio’s small, but volatile, energy position had a disproportionate impact on the Portfolio’s short-term performance month by month, but little impact on overall performance for the entire year. The Portfolio also added exposure to uranium miners during the reporting period. With numerous reactors planned, under construction, or being put back into service after an earlier shutoff, we expect nuclear energy production to grow significantly in the years ahead, driving the need for additional uranium production and creating opportunities for miners and processors.
How did the Portfolio’s allocations change over the course of the reporting period?
In one of the more substantial changes in allocations undertaken during the reporting period, we reduced the Portfolio’s exposure to small-cap stocks, expressed via total return swaps. We took this action in response to the banking crisis that unfolded in the spring of 2023. Other changes included a reduction in the Portfolio’s holdings of MainStay VP Floating Rate Portfolio, thereby decreasing exposure to lower-credit-quality fixed-income instruments ahead of an expected recession. We unwound the Portfolio’s swap exposure to the S&P 500 Health Care Sector in favor of other defensive positions, including Invesco S&P 500 Low Volatility ETF. We unwound swap exposure to VanEck Gold Miners ETF, taking gains and exiting a profitable trade on a high note. Lastly, we used swaps to tilt the Portfolio away from baskets of specific stocks that were either heavily dependent on floating-rate loans (such as Uber, United Airlines and Carnival) or that generated insufficient operating income to retire debt as it came due (so-called ‘zombie’ companies, such as Royal Caribbean, Wynn Resorts and Rivian). We believed these firms were especially vulnerable in an environment of fast-rising interest rates and tightening lending standards.
New or increased allocations included, first and foremost, the establishment and growth of an allocation to Invesco S&P 500® Equal Weight ETF, funded in part from cash. We adopted this position to remove the Portfolio’s underweight exposure to equities without significantly increasing its exposure to the Magnificent 7. We increased the Portfolio’s exposure to iShares 20+ Year Treasury Bond ETF, which we used to extend the Portfolio’s duration as bond yields rose. We also initiated a new Portfolio position in iShares MSCI Japan ETF (via a swap) because we saw valuations as attractive, export conditions as favorable and the Japanese yen as likely to appreciate should the Bank of Japan abandon its existing yield curve4 control policy. Another notable addition involved the establishment of exposure to Global X Uranium ETF, which invests primarily in uranium mining firms. Climate change concerns, net-zero commitments and the limitations of renewable energy are driving a reconsideration of nuclear energy, for which fuel supply is rather limited. We foresee a supply/demand imbalance developing that is likely to support businesses involved with extracting and processing uranium. We also opened a position in a swap providing access to the IQ CBRE NextGen Real Estate ETF, providing a toehold in the digital infrastructure space.
At the Underlying Fund level, the Portfolio took advantage of a few new investment options, adopting a position in IQ MacKay ESG High Income ETF, funded from MainStay VP MacKay High Yield Corporate Bond Portfolio. Other holdings in newly available Underlying Equity Funds included MainStay PineStone U.S. Equity Fund, IQ Candriam U.S. Mid Cap Equity ETF and MainStay Fiera SMID Growth Fund. Departing the Portfolio was IQ U.S. Large Cap ETF, which was liquidated in December.
During the reporting period, which Underlying Equity Portfolios/Funds had the highest total returns and which had the lowest total returns?
The Portfolio’s top-performing Underlying Equity Funds that were held for the entire reporting period included MainStay VP Winslow Large Cap Growth Portfolio, MainStay VP Wellington Growth Portfolio and IQ Candriam U.S. Equity ETF. The worst-performing positions (all of which produced positive returns) included Invesco S&P 500 Low Volatility ETF, MainStay VP PineStone International Equity Portfolio (previously MainStay VP MacKay International Equity Portfolio) and MainStay VP Candriam Emerging Markets Equity Portfolio.
Which Underlying Equity Portfolios/Funds were the strongest positive contributors to the Portfolio’s performance and which Underlying Equity Portfolios/Funds were particularly weak?
The strongest positive contributions to performance came from MainStay VP Winslow Large Cap Growth Portfolio, MainStay VP Wellington Growth Portfolio and IQ Candriam U.S. Equity ETF. The direct Portfolio holdings that contributed least to returns included MainStay Epoch Capital Growth Fund, IQ CBRE NextGen Real Estate ETF and MainStay VP PineStone International Equity Portfolio (previously MainStay VP MacKay International Equity Portfolio). The Portfolio experienced losses from some swap positions in which we paid the return to the Russell 2000 Index, the Russell 1000 Growth Index and the MSCI EAFE Index.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
45

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?
As discussed above, interest rates were driven by high, but moderating, inflation and tight monetary policy, with rising expectations that monetary policy would be relaxed in 2024. Spreads5 were influenced by the resilience of the economy and expectations of a more accommodative policy environment ahead.
During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?
Lower quality securities—from bank loans to high yield bonds—generally fared best. They enjoyed positive carry compared to higher quality debt, spreads were mostly stable, and default rates were not yet elevated.
Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?
The largest contributors to the Portfolio’s absolute returns came from cash holdings and positions in MainStay VP Floating Rate Portfolio and MainStay MacKay Short Duration High Yield Fund. No fixed-income position produced negative returns. The smallest positive contributions to Portfolio performance came from MainStay VP Bond Portfolio, MainStay MacKay U.S. Infrastructure Bond Fund and IQ MacKay ESG Core Plus Bond ETF.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
46	MainStay VP Growth Allocation Portfolio

Portfolio of Investments December 31, 2023†^
	Shares	Value
Affiliated Investment Companies 90.3%
Equity Funds 77.5%
IQ 500 International ETF (a)	1,212,946	$ 39,761,947
IQ Candriam International Equity ETF (a)	1,433,410	40,063,809
IQ Candriam U.S. Large Cap Equity ETF (a)	1,321,883	55,505,867
IQ Candriam U.S. Mid Cap Equity ETF (a)	1,414,665	42,599,666
IQ CBRE NextGen Real Estate ETF (a)	1,367,279	27,933,510
IQ FTSE International Equity Currency Neutral ETF (a)	985,910	24,519,582
IQ U.S. Small Cap ETF (a)	944,386	34,045,115
MainStay Epoch Capital Growth Fund Class I	315,529	4,405,953
MainStay Epoch International Choice Fund Class I (a)	810,438	32,296,111
MainStay Fiera SMID Growth Fund Class R6 (a)	2,635,250	43,725,119
MainStay PineStone U.S. Equity Fund Class R6 (a)	3,001,881	52,082,327
MainStay VP American Century Sustainable Equity Portfolio Initial Class (a)	5,617,117	50,219,269
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class (a)	6,278,633	43,672,286
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	2,731,032	45,276,959
MainStay VP PineStone International Equity Portfolio Initial Class (a)	3,038,508	32,596,808
MainStay VP S&P 500 Index Portfolio Initial Class	218,322	18,636,259
MainStay VP Small Cap Growth Portfolio Initial Class (a)	3,737,241	40,282,976
MainStay VP Wellington Growth Portfolio Initial Class (a)	2,304,450	56,331,116
MainStay VP Wellington Mid Cap Portfolio Initial Class (a)	5,069,491	42,720,097
MainStay VP Wellington Small Cap Portfolio Initial Class (a)	4,337,330	37,627,205
MainStay VP Wellington U.S. Equity Portfolio Initial Class	1,050,493	27,630,072
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (a)	2,180,817	56,928,476
MainStay WMC Enduring Capital Fund Class R6 (a)	719,180	24,892,251
MainStay WMC International Research Equity Fund Class I (a)	4,460,784	32,380,830
	Shares	Value

Equity Funds (continued)
MainStay WMC Value Fund Class R6 (a)	1,427,913	$ 42,923,200
Total Equity Funds (Cost $920,055,778)		949,056,810
Fixed Income Funds 12.8%
IQ MacKay ESG Core Plus Bond ETF	253,456	5,340,318
IQ Mackay ESG High Income ETF (a)	549,887	14,604,999
MainStay MacKay Short Duration High Yield Fund Class I	3,332,654	31,599,892
MainStay Mackay U.S. Infrastructure Bond Fund Class R6	254,490	1,932,753
MainStay Short Term Bond Fund Class I (a)	2,637,999	24,075,166
MainStay VP Bond Portfolio Initial Class	2,681	33,157
MainStay VP Floating Rate Portfolio Initial Class (a)	4,212,028	36,164,055
MainStay VP Indexed Bond Portfolio Initial Class (a)	1,954,898	17,063,330
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	1,606,030	14,574,718
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	1,559,229	12,122,537
Total Fixed Income Funds (Cost $157,100,318)		157,510,925
Total Affiliated Investment Companies (Cost $1,077,156,096)		1,106,567,735
Short-Term Investment 9.2%
Affiliated Investment Company 9.2%
MainStay U.S. Government Liquidity Fund, 5.235% (a)(b)	112,555,559	112,555,559
Total Short-Term Investment (Cost $112,555,559)	9.2%	112,555,559
Total Investments (Cost $1,189,711,655)	99.5%	1,219,123,294
Other Assets, Less Liabilities	0.5	5,807,320
Net Assets	100.0%	$ 1,224,930,614

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	As of December 31, 2023, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's share class.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

Portfolio of Investments December 31, 2023†^ (continued)
(b)	Current yield as of December 31, 2023.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 500 International ETF	$ 42,946	$ 1,831	$ (11,200)	$ 971	$ 5,214	$ 39,762	$ 1,619	$ —	1,213
IQ Candriam International Equity ETF	42,781	1,168	(8,901)	2,210	2,806	40,064	1,255	—	1,433
IQ Candriam U.S. Large Cap Equity ETF	67,442	717	(30,279)	6,136	11,490	55,506	796	—	1,322
IQ Candriam U.S. Mid Cap Equity ETF	—	40,648	(588)	43	2,497	42,600	258	—	1,415
IQ CBRE NextGen Real Estate ETF	—	26,773	(543)	9	1,695	27,934	172	—	1,367
IQ FTSE International Equity Currency Neutral ETF	25,561	184	(5,102)	428	3,449	24,520	650	—	986
IQ MacKay ESG Core Plus Bond ETF	4,114	1,602	(513)	12	125	5,340	207	—	253
IQ Mackay ESG High Income ETF	—	15,133	(963)	(9)	444	14,605	686	11	550
IQ U.S. Large Cap ETF	59,698	—	(63,396)	15,585	(11,887)	—	775	—	—
IQ U.S. Small Cap ETF	44,173	3,157	(17,668)	2,311	2,072	34,045	555	—	944
MainStay Epoch Capital Growth Fund Class I	4,545	26	(1,317)	(119)	1,271	4,406	25	1	316
MainStay Epoch International Choice Fund Class I	33,905	1,028	(8,155)	257	5,261	32,296	547	—	810
MainStay Fiera SMID Growth Fund Class R6	—	40,655	(163)	2	3,231	43,725	—	1,071	2,635
MainStay MacKay Short Duration High Yield Fund Class I	34,581	3,152	(7,354)	(380)	1,601	31,600	1,934	—	3,333
MainStay Mackay U.S. Infrastructure Bond Fund Class R6	—	1,869	—	—	64	1,933	9	—	254
MainStay PineStone U.S. Equity Fund Class R6	—	49,704	—	—	2,378	52,082	119	37	3,002
MainStay Short Term Bond Fund Class I	—	26,411	(2,323)	(33)	20	24,075	813	—	2,638
MainStay U.S. Government Liquidity Fund	126,767	274,644	(288,855)	—	—	112,556	5,908	—	112,556
MainStay VP American Century Sustainable Equity Portfolio Initial Class	63,735	18,039	(27,104)	148	(4,599)	50,219	661	16,846	5,617
MainStay VP Bond Portfolio Initial Class	3,901	270	(4,063)	59	(134)	33	104	—	3
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class	45,742	2,037	(6,664)	(2,850)	5,407	43,672	740	—	6,279
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	61,208	5,249	(21,034)	2,427	(2,573)	45,277	1,276	3,056	2,731
MainStay VP Floating Rate Portfolio Initial Class	66,439	5,550	(37,203)	(1,972)	3,350	36,164	3,799	—	4,212
MainStay VP Indexed Bond Portfolio Initial Class	17,856	1,389	(2,668)	128	358	17,063	411	—	1,955
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	31,527	1,741	(20,197)	(1,759)	3,263	14,575	815	—	1,606
MainStay VP PIMCO Real Return Portfolio Initial Class	12,031	2,490	(1,817)	31	(612)	12,123	1,033	—	1,559
MainStay VP PineStone International Equity Portfolio Initial Class (a)	33,805	2,489	(5,127)	(1,470)	2,900	32,597	—	—	3,039
MainStay VP S&P 500 Index Portfolio Initial Class	19,459	581	(5,409)	818	3,187	18,636	264	291	218
MainStay VP Small Cap Growth Portfolio Initial Class	50,198	566	(16,941)	(5,356)	11,816	40,283	—	137	3,737
MainStay VP Wellington Growth Portfolio Initial Class	67,510	567	(33,338)	(22,124)	43,716	56,331	—	—	2,304
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
48	MainStay VP Growth Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay VP Wellington Mid Cap Portfolio Initial Class	$ 53,177	$ 1,175	$ (17,704)	$ (14,788)	$ 20,860	$ 42,720	$ 47	$ —	5,069
MainStay VP Wellington Small Cap Portfolio Initial Class	46,945	4,000	(18,459)	(10,735)	15,876	37,627	289	—	4,337
MainStay VP Wellington U.S. Equity Portfolio Initial Class	33,350	829	(13,287)	(4,408)	11,146	27,630	276	—	1,050
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	66,245	3,010	(33,591)	(3,984)	25,248	56,928	—	2,061	2,181
MainStay WMC Enduring Capital Fund Class R6	32,025	268	(11,788)	(311)	4,698	24,892	256	—	719
MainStay WMC International Research Equity Fund Class I	34,436	887	(6,528)	(2,274)	5,860	32,381	661	—	4,461
MainStay WMC Value Fund Class R6	59,234	2,174	(20,809)	(3,144)	5,468	42,923	728	1,284	1,428
	$1,285,336	$542,013	$ (751,051)	$(44,141)	$186,966	$1,219,123	$ 27,688	$24,795

(a)	Prior to August 28, 2023, known as MainStay VP MacKay International Equity Portfolio Initial Class.
Swap Contracts
Open OTC total return equity swap contracts as of December 31, 2023 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi Leveraged Loan Basket	1 day FEDF minus 0.20%	12/3/24	Daily	(16,562)	$ —
Citibank NA	Citi Zombie Company Basket	1 day FEDF minus 0.50%	12/3/24	Daily	(21,972)	—
JPMorgan Chase Bank NA	Global X Uranium ETF	1 day FEDF plus 0.50%	10/8/24 - 11/12/24	Daily	30,445	—
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.55%	12/3/24	Daily	27,839	—
Citibank NA	iShares 20+ Year Treasury Bond ETF	1 day FEDF plus 0.60%	12/3/24	Daily	43,356	—
Citibank NA	iShares MSCI China ETF	1 day FEDF minus 0.56%	12/3/24	Daily	(11,872)	—
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF minus 1.25%	12/3/24	Daily	(49,289)	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 day FEDF minus 0.54%	12/3/24	Daily	(6,812)	—
Citibank NA	iShares MSCI Emerging Markets ex China ETF	1 day FEDF plus 0.55%	12/3/24	Daily	12,655	—
JPMorgan Chase Bank NA	iShares MSCI Japan ETF	1 day FEDF plus 0.15%	4/24/24 - 5/7/24	Daily	36,327	—
JPMorgan Chase Bank NA	Russell 2000 Total Return Index	1 day FEDF minus 0.15% - plus 0.05%	4/9/24 - 5/7/24	Daily	(56,160)	—
Citibank NA	S&P 500 Energy Total	1 day FEDF plus 0.45%	12/3/24	Daily	1,448	—
JPMorgan Chase Bank NA	S&P 500 Equal Weight	1 day FEDF plus 0.30% - 0.51%	5/7/24	Daily	56,673	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.05%	12/3/24	Daily	(45,349)	—
Citibank NA	S&P 600 Total Return Index	1 day FEDF plus 0.45%	12/3/24	Daily	64,894	—
Citibank NA	S&P Midcap 400 Total Return Index	1 day FEDF plus 0.35%	12/3/24	Daily	13,210	—
JPMorgan Chase Bank NA	VanEck Oil Services ETF	1 day FEDF plus 0.15%	11/5/24	Daily	12,564	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF minus 0.50%	12/3/24	Daily	(12,397)	—
						$ —
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

Portfolio of Investments December 31, 2023†^ (continued)
The following table represents the basket holdings underlying the total return swap with Citi Leveraged Loan Basket as of December 31, 2023.
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
AerCap Holdings NV	(5,324)	(692,872)	—	4.18
Apollo Commercial Real Estate Finance Inc	(1,013)	(131,843)	—	0.80
Atlantica Sustainable Infrastructure PLC	(639)	(83,127)	—	0.50
Brandywine Realty Trust	(1,091)	(141,943)	—	0.86
Carnival Corp	(18,058)	(2,350,084)	—	14.19
Chart Industries Inc	(5,033)	(654,930)	—	3.95
Coherent Corp	(2,625)	(341,578)	—	2.06
CommScope Holding Co Inc	(315)	(41,014)	—	0.25
Crane NXT Co	(3,617)	(470,699)	—	2.84
Cushman & Wakefield PLC	(1,229)	(159,892)	—	0.97
Delta Air Lines Inc	(11,433)	(1,487,844)	—	8.98
Designer Brands Inc	(816)	(106,173)	—	0.64
DigitalBridge Group Inc	(1,619)	(210,637)	—	1.27
Elanco Animal Health Inc	(6,178)	(804,010)	—	4.85
Entegris Inc	(7,901)	(1,028,175)	—	6.21
Fidelity National Information Services Inc	(10,785)	(1,403,612)	—	8.48
Hanesbrands Inc	(2,520)	(327,984)	—	1.98
JetBlue Airways Corp	(1,843)	(239,894)	—	1.45
Lumen Technologies Inc	(3,223)	(419,400)	—	2.53
MKS Instruments Inc	(2,690)	(350,073)	—	2.11
Oatly Group AB	(252)	(32,781)	—	0.20
Opendoor Technologies Inc	(4,193)	(545,679)	—	3.30
Par Pacific Holdings Inc	(1,507)	(196,070)	—	1.18
PureCycle Technologies Inc	(490)	(63,757)	—	0.39
Scorpio Tankers Inc	(3,362)	(437,515)	—	2.64
Topgolf Callaway Brands Corp	(1,057)	(137,493)	—	0.83
Uber Technologies Inc	(19,348)	(2,517,891)	—	15.20
United Airlines Holdings Inc	(9,104)	(1,184,777)	—	7.15
The following table represents the basket holdings underlying the total return swap with Citi Zombie Company Basket as of December 31, 2023.
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
Alteryx Inc	(2,417)	(295,760)	—	1.35
AppLovin Corp	(4,819)	(589,637)	—	2.68
Array Technologies Inc	(3,765)	(460,630)	—	2.10
Asana Inc	(2,079)	(254,371)	—	1.16
BILL Holdings Inc	(7,853)	(960,855)	—	4.37
BioCryst Pharmaceuticals Inc	(825)	(100,924)	—	0.46
Bloom Energy Corp	(1,870)	(228,833)	—	1.04
Bridgebio Pharma Inc	(6,561)	(802,770)	—	3.65
Carnival Corp	(13,584)	(1,662,163)	—	7.57
Children's Place Inc/The	(748)	(91,484)	—	0.42
Cinemark Holdings Inc	(1,866)	(228,263)	—	1.04
Coeur Mining Inc	(790)	(96,617)	—	0.44
Cytokinetics Inc	(5,275)	(645,419)	—	2.94
DigitalBridge Group Inc	(1,834)	(224,381)	—	1.02
Emergent BioSolutions Inc	(235)	(28,710)	—	0.13
Enviva Inc	(43)	(5,209)	—	0.02
Exact Sciences Corp	(6,104)	(746,863)	—	3.40
Fastly Inc	(3,177)	(388,718)	—	1.77
Gap Inc/The	(9,783)	(1,197,024)	—	5.45
Guardant Health Inc	(2,516)	(307,845)	—	1.40
IAC Inc	(1,883)	(230,435)	—	1.05
Infinera Corp	(567)	(69,329)	—	0.32
Insmed Inc	(1,833)	(224,235)	—	1.02
JetBlue Airways Corp	(2,119)	(259,310)	—	1.18
Kyndryl Holdings Inc	(1,511)	(184,906)	—	0.84
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
50	MainStay VP Growth Allocation Portfolio

Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
Lyft Inc	(9,894)	(1,210,685)	—	5.51
NeoGenomics Inc	(1,282)	(156,842)	—	0.71
Oscar Health Inc	(3,257)	(398,518)	—	1.81
Pacific Biosciences of California Inc	(1,535)	(187,851)	—	0.86
Peloton Interactive Inc	(2,661)	(325,659)	—	1.48
Q2 Holdings Inc	(1,792)	(219,280)	—	1.00
Redfin Corp	(1,320)	(161,528)	—	0.74
Revance Therapeutics Inc	(435)	(53,235)	—	0.24
RingCentral Inc	(3,512)	(429,681)	—	1.96
Rivian Automotive Inc	(10,250)	(1,254,171)	—	5.71
Royal Caribbean Cruises Ltd	(15,288)	(1,870,637)	—	8.51
Scotts Miracle-Gro Co/The	(2,411)	(295,030)	—	1.34
Spirit AeroSystems Holdings Inc	(1,976)	(241,765)	—	1.10
Spirit Airlines Inc	(1,133)	(138,582)	—	0.63
Sweetgreen Inc	(1,170)	(143,216)	—	0.65
TG Therapeutics Inc	(3,500)	(428,236)	—	1.95
Twist Bioscience Corp	(2,690)	(329,203)	—	1.50
Vistra Corp	(7,119)	(871,050)	—	3.96
Warner Bros Discovery Inc	(5,933)	(725,959)	—	3.30
Wix.com Ltd	(3,761)	(460,250)	—	2.10
Wolfspeed Inc	(4,476)	(547,685)	—	2.49
WW International Inc	(1,870)	(228,801)	—	1.04
Wynn Resorts Ltd	(6,979)	(853,981)	—	3.89
Xerox Holdings Corp	(1,267)	(155,037)	—	0.71

1.	As of December 31, 2023, cash in the amount $100,000 was due to brokers for OTC swap contracts.
2.	Portfolio pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of December 31, 2023.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
51

Portfolio of Investments December 31, 2023†^ (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 949,056,810	$ —	$ —	$ 949,056,810
Fixed Income Funds	157,510,925	—	—	157,510,925
Total Affiliated Investment Companies	1,106,567,735	—	—	1,106,567,735
Short-Term Investment
Affiliated Investment Company	112,555,559	—	—	112,555,559
Total Investments in Securities	$ 1,219,123,294	$ —	$ —	$ 1,219,123,294

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
52	MainStay VP Growth Allocation Portfolio

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in affiliated investment companies, at value (identified cost $1,189,711,655)	$1,219,123,294
Cash	2,900,000
Receivables:
Dividends and interest on OTC swaps contracts	2,335,732
Dividends	1,347,983
Portfolio shares sold	82,261
Other assets	19,851
Total assets	1,225,809,121
Liabilities
Cash collateral due to broker for swaps contracts	100,000
Payables:
Portfolio shares redeemed	470,668
NYLIFE Distributors (See Note 3)	236,894
Custodian	31,852
Professional fees	24,973
Shareholder communication	12,339
Accrued expenses	1,781
Total liabilities	878,507
Net assets	$1,224,930,614
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 127,082
Additional paid-in-capital	1,282,770,302
1,282,897,384
Total distributable earnings (loss)	(57,966,770)
Net assets	$1,224,930,614
Initial Class
Net assets applicable to outstanding shares	$ 95,509,939
Shares of beneficial interest outstanding	9,784,758
Net asset value per share outstanding	$ 9.76
Service Class
Net assets applicable to outstanding shares	$1,129,420,675
Shares of beneficial interest outstanding	117,296,971
Net asset value per share outstanding	$ 9.63

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 27,687,718
Expenses
Distribution/Service—Service Class (See Note 3)	2,882,416
Professional fees	101,896
Custodian	56,136
Trustees	32,493
Shareholder communication	7,465
Miscellaneous	34,938
Total expenses	3,115,344
Net investment income (loss)	24,572,374
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	(44,140,653)
Realized capital gain distributions from affiliated investment companies	24,794,545
Swap transactions	(16,421,018)
Net realized gain (loss)	(35,767,126)
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	186,965,793
Net realized and unrealized gain (loss)	151,198,667
Net increase (decrease) in net assets resulting from operations	$175,771,041
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
54	MainStay VP Growth Allocation Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 24,572,374	$ 18,584,745
Net realized gain (loss)	(35,767,126)	107,969,094
Net change in unrealized appreciation (depreciation)	186,965,793	(377,385,911)
Net increase (decrease) in net assets resulting from operations	175,771,041	(250,832,072)
Distributions to shareholders:
Initial Class	(9,842,480)	(15,428,348)
Service Class	(117,566,790)	(216,661,264)
Total distributions to shareholders	(127,409,270)	(232,089,612)
Capital share transactions:
Net proceeds from sales of shares	30,880,642	26,427,493
Net asset value of shares issued to shareholders in reinvestment of distributions	127,409,270	232,089,612
Cost of shares redeemed	(269,093,776)	(251,331,929)
Increase (decrease) in net assets derived from capital share transactions	(110,803,864)	7,185,176
Net increase (decrease) in net assets	(62,442,093)	(475,736,508)
Net Assets
Beginning of year	1,287,372,707	1,763,109,215
End of year	$1,224,930,614	$1,287,372,707
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
55

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 9.50	$ 13.62	$ 12.19	$ 11.51	$ 10.57
Net investment income (loss) (a)	0.22	0.18	0.20	0.21	0.26
Net realized and unrealized gain (loss)	1.14	(2.28)	1.72	1.21	1.91
Total from investment operations	1.36	(2.10)	1.92	1.42	2.17
Less distributions:
From net investment income	(0.41)	(0.42)	(0.33)	(0.34)	(0.39)
From net realized gain on investments	(0.69)	(1.60)	(0.16)	(0.40)	(0.84)
Total distributions	(1.10)	(2.02)	(0.49)	(0.74)	(1.23)
Net asset value at end of year	$ 9.76	$ 9.50	$ 13.62	$ 12.19	$ 11.51
Total investment return (b)	15.49%	(14.43)%	16.01%	12.94%	21.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.25%	1.55%	1.53%	1.87%	2.22%
Net expenses (c)	0.02%	0.02%	0.02%	0.03%	0.02%
Portfolio turnover rate	24%	32%	24%	32%	41%
Net assets at end of year (in 000's)	$ 95,510	$ 88,026	$ 108,059	$ 98,314	$ 91,615

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 9.38	$ 13.46	$ 12.05	$ 11.38	$ 10.47
Net investment income (loss) (a)	0.19	0.14	0.16	0.17	0.22
Net realized and unrealized gain (loss)	1.13	(2.24)	1.71	1.21	1.88
Total from investment operations	1.32	(2.10)	1.87	1.38	2.10
Less distributions:
From net investment income	(0.38)	(0.38)	(0.30)	(0.31)	(0.35)
From net realized gain on investments	(0.69)	(1.60)	(0.16)	(0.40)	(0.84)
Total distributions	(1.07)	(1.98)	(0.46)	(0.71)	(1.19)
Net asset value at end of year	$ 9.63	$ 9.38	$ 13.46	$ 12.05	$ 11.38
Total investment return (b)	15.20%	(14.64)%	15.72%	12.65%	21.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.95%	1.26%	1.24%	1.55%	1.90%
Net expenses (c)	0.27%	0.27%	0.27%	0.28%	0.27%
Portfolio turnover rate	24%	32%	24%	32%	41%
Net assets at end of year (in 000's)	$ 1,129,421	$ 1,199,347	$ 1,655,050	$ 1,711,623	$ 1,868,634

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
56	MainStay VP Growth Allocation Portfolio

MainStay VP Equity Allocation Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	2/13/2006	17.40%	10.73%	6.89%	0.60%
Service Class Shares	2/13/2006	17.10	10.45	6.62	0.85

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	26.29%	15.69%	12.03%
MSCI EAFE® Index (Net)[2]	18.24	8.16	4.28
Equity Allocation Composite Index[3]	24.28	13.83	10.10
Morningstar Aggressive Allocation Category Average[4]	17.66	10.39	7.09

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The S&P 500® Index is the Portfolio's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
2.	The MSCI EAFE® Index (Net) is the Portfolio's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
3.	The Portfolio has selected the Equity Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Equity Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index (Net) weighted 75% and 25%, respectively. Prior to February 28, 2014, the Equity Allocation Composite Index consisted of the S&P 500® Index and the MSCI EAFE® Index (Net) weighted 80% and 20%, respectively.
4.	The Morningstar Aggressive Allocation Category Average is representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These aggressive strategies typically allocate at least 10% to equities of foreign companies and prioritize capital appreciation over preservation. They typically expect volatility similar to a strategic equity exposure of more than 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
57

Cost in Dollars of a $1,000 Investment in MainStay VP Equity Allocation Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,070.20	$0.16	$1,025.05	$0.15	0.03%
Service Class Shares	$1,000.00	$1,068.80	$1.46	$1,023.79	$1.43	0.28%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
58	MainStay VP Equity Allocation Portfolio

Asset Diversification as of December 31, 2023 (Unaudited)
Equity Funds	97.6%
Short-Term Investment	2.2
Other Assets, Less Liabilities	0.2
See Portfolio of Investments beginning on page 63 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

59

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.
How did MainStay VP Equity Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2023?
For the 12 months ended December 31, 2023, MainStay VP Equity Allocation Portfolio returned 17.40% for Initial Class shares and 17.10% for Service Class shares. Over the same period, both share classes underperformed the 26.29% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and the 18.24% return of the MSCI EAFE® Index (Net), which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2023, both share classes also underperformed the 24.28% return of the Equity Allocation Composite Index and the 17.66% return of Morningstar Aggressive Allocation Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Portfolio will generally invest in Underlying Portfolios of MainStay VP Funds Trust unless such Portfolio in a particular asset class (or subasset class) is deemed by the portfolio managers to be unavailable. The Underlying Portfolios/Funds may invest in U.S. equities and international equities, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The Portfolio’s management internally maintains a blend of indices that are taken into consideration when managing the Portfolio. During the reporting period, the Portfolio substantially underperformed this internally maintained blend of indices, primarily due to active positioning at the asset class level.
The Portfolio’s exposure to small-cap stocks detracted significantly from returns. Throughout the reporting period, relative valuations in the small-cap asset class were much more attractive than has been the historical norm; however small companies are significantly more sensitive to changes in bank financing conditions than are large companies that can issue bonds. Fast-rising costs on bank loans, coupled with concerns about future credit availability in the wake of the bank crisis that occurred in the early spring of 2023, weighed heavily on that end of the capitalization spectrum. We promptly restored the Portfolio’s small-cap allocation to neutral as the nature and scope of the crisis became clear.
Relative returns also suffered from efforts to avoid undue exposure to a small group of market-leading, mega-cap, technology-related companies. Recently dubbed ‘the Magnificent 7’ (Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA, and Tesla), these firms are richly valued, implying rapid earnings growth in the coming years. We remain skeptical that such growth is likely to be achieved by these companies, which are already among the largest enterprises in the world, with dominant positions in their respective industries. Accordingly, we shifted Portfolio assets out of capitalization-weighted large-cap index products, favoring other options—most notably, an equally weighted version of the S&P 500®. During the reporting period, however, ongoing enthusiasm for the commercial potential of artificial intelligence (“AI”), and the degree to which the Magnificent 7 are expected to benefit from such developments, helped these companis maintain their leadership positions. During the reporting period, the Bloomberg Magnificent 7 Price Return Index returned approximately 107%, compared to a the more modest 14% return for the equally weighted S&P 500®.
Tilts favoring defensive sectors, particularly health care, and low volatility stocks, further detracted from the Portfolio’s active returns. Basically, any skew in the Portfolio away from the sole winners of the reporting period—mega-cap tech-oriented companies—was a drag on relative results.
The Portfolio realized some positive results within equities. Tactical trading in gold miners, for example, proved helpful. The Portfolio also benefited from a bias favoring an emerging-markets equity strategy that excluded China, reflecting our concerns regarding China’s ongoing property market turmoil, high debt levels, regulatory overreach and simmering tensions with the West.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Portfolio’s asset class policy views. Therefore, the swaps can be seen as detracting from the Portfolio’s relative performance over the course of the reporting period.
How did you allocate the Portfolio’s assets during the reporting period and why?
Equity style: Growth stocks, by definition, exhibit richer valuations than value stock. As a consequence, growth stock prices are relatively reliant on distant profits, and are often more sensitive to elevated inflation and higher interest rates than their value-oriented counterparts. Accordingly, given the high-rate environment that prevailed during the reporting period, we persistently tilted the Portfolio to emphasize value stocks that offered more substantial near-term cash flows. In particular, we focused on defensive, lower-volatility sectors, including utilities,

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See "Investment and Performance Comparison" for more information on benchmark and peer group returns.
60	MainStay VP Equity Allocation Portfolio

consumer staples and—most of all—health care. This position undermined results in 2023, as market performance was dominated by the aforementioned Magnificent 7—growth-oriented technology-related stocks, swept by a wave of excitement over the prospects for generative AI.
Equity size: The Portfolio held overweight exposure to small-cap stocks early in the reporting period. We based our thesis on several prevailing characteristics of the asset class: attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand–which thus far remains robust. That position proved unconstructive during the spring of 2023, as small companies tend to be heavily dependent on bank financing, and banks aggressively tightened lending standards in the wake of the banking crisis that occurred in March and April. Accordingly, we unwound the Portfolio’s small-cap bias. However, it is important to note that the proceeds did not flow to large blend index exposure, where the Magnificent 7 dominate. Rather, the redirected assets went to an equally weighted version of the S&P 500®, where those seven names comprise less than 2% of the index.
Geographic exposure: During the reporting period, European equities appeared vulnerable. We expected that persistently high wage growth would compel the European Central Bank to maintain its restrictive monetary policies for an extended period of time while European export-heavy economies wrestled with declining global trade volumes. In addition, Europe appear particularly exposed to potential energy price spikes amid elevated geopolitical tensions. On the other hand, the Bank of Japan remained engaged in accommodative policy, Japanese exports benefited from a weak yen, and shareholder governance was increasingly prioritized by Japanese companies, largely in the form of share buybacks. Given these divergent conditions, we tilted the Portfolio away from European markets in favor of Japanese stocks, while holding net exposure to non-U.S. stocks close to neutral. With prospects for Chinese equities looking somewhat dim, we tilted the Portfolio toward other faster-growing economies within the emerging-markets complex.
Energy and natural resources: The Portfolio maintained exposure to upstream energy producers and oilfield/gas field service providers as a commodity play to provide an additional inflation hedge. These holdings also positioned the Portfolio to take advantage of opportunities for domestic producers to benefit as Western nations revisit energy policy to source supplies from stable and friendly jurisdictions rather than autocratic petrostates that present national security risks. The Portfolio’s small, but volatile, energy position had a disproportionate impact on the Portfolio’s short-term performance month by month, but little impact on overall performance for the entire year. The Portfolio also added exposure to uranium miners during the reporting period. With numerous reactors planned, under construction, or being put back into service after an earlier shutoff, we expect nuclear energy production to grow significantly in the years ahead, driving the need for additional uranium production and creating opportunities for miners and processors.
How did the Portfolio’s allocations change over the course of the reporting period?
In one of the more substantial changes in allocations undertaken during the reporting period, we reduced the Portfolio’s exposure to small-cap stocks, expressed via total return swaps. We took this action in response to the banking crisis that unfolded in the spring of 2023. We unwound the Portfolio’s swap exposure to the S&P 500 Health Care Sector in favor of other defensive positions, including Invesco S&P 500 Low Volatility ETF. We unwound swap exposure to VanEck Gold Miners ETF, taking gains and exiting a profitable trade on a high note. Lastly, we used swaps to tilt the Portfolio away from baskets of specific stocks that were either heavily dependent on floating-rate loans (such as Uber, United Airlines and Carnival) or that generated insufficient operating income to retire debt as it came due (so-called ‘zombie’ companies, such as Royal Caribbean, Wynn Resorts and Rivian). We believed these firms were especially vulnerable in an environment of fast-rising interest rates and tightening lending standards.
New or increased allocations included, first and foremost, the establishment and growth of an allocation to Invesco S&P 500® Equal Weight ETF, funded in part from cash. We adopted this position to remove the Portfolio’s underweight exposure to equities without significantly increasing its exposure to the Magnificent 7. We also initiated a new Portfolio position in iShares MSCI Japan ETF (via a swap because we saw valuations as attractive, export conditions as favorable and the Japanese yen as likely to appreciate should the Bank of Japan abandon its existing yield curve3 control policy. Another notable addition involved the establishment of exposure to Global X Uranium ETF, which invests primarily in uranium mining firms. Climate change concerns, net-zero commitments and the limitations of renewable energy are driving a reconsideration of nuclear energy, for which fuel supply is rather limited. We foresee a supply/demand imbalance developing that is likely to support businesses involved with extracting and processing uranium. We also opened a position in a swap providing access to the IQ CBRE NextGen Real Estate ETF, providing a toehold in the digital infrastructure space.
At the Underlying Fund level, the Portfolio took advantage of a few new investment options, adopting positions in MainStay PineStone U.S. Equity Fund, IQ Candriam U.S. Mid Cap Equity ETF and
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
61

MainStay Fiera SMID Growth Fund. Departing the Portfolio was IQ U.S. Large Cap ETF, which was liquidated in December.
During the reporting period, which Underlying Equity Portfolios/Funds had the highest total returns and which had the lowest total returns?
The Portfolio’s top-performing positions that were held for the entire reporting period included MainStay VP Winslow Large Cap Growth Portfolio, MainStay VP Wellington Growth Portfolio and IQ Candriam U.S. Equity ETF. The worst-performing positions (all of which produced positive returns) included Invesco S&P 500 Low Volatility ETF, MainStay VP PineStone International Equity Portfolio (previously MainStay VP MacKay International Equity Portfolio) and MainStay VP Candriam Emerging Markets Equity Portfolio.
Which Underlying Equity Portfolios/Funds were the strongest positive contributors to the Portfolio’s performance and which Underlying Equity Portfolios/Funds were particularly weak?
The strongest positive contributions to performance came from MainStay VP Winslow Large Cap Growth Portfolio, MainStay VP Wellington Growth Portfolio and IQ Candriam U.S. Equity ETF. (Contributions take weightings and total returns into account.)  The direct Portfolio holdings that contributed least to returns included MainStay Epoch Capital Growth Fund, IQ CBRE NextGen Real Estate ETF and MainStay VP PineStone International Equity Portfolio (previously MainStay VP MacKay International Equity Portfolio). The Portfolio experienced losses from some swap positions in which we paid the return to the Russell 2000 Index, the Russell 1000 Growth Index and the MSCI EAFE Index.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
62	MainStay VP Equity Allocation Portfolio

Portfolio of Investments December 31, 2023†^
	Shares	Value
Affiliated Investment Companies 97.6%
Equity Funds 97.6%
IQ 500 International ETF (a)	1,030,928	$ 33,795,160
IQ Candriam International Equity ETF (a)	1,218,172	34,047,907
IQ Candriam U.S. Large Cap Equity ETF (a)	1,181,486	49,610,597
IQ Candriam U.S. Mid Cap Equity ETF (a)	1,263,618	38,051,202
IQ CBRE NextGen Real Estate ETF (a)	969,235	19,801,471
IQ FTSE International Equity Currency Neutral ETF	690,323	17,168,333
IQ U.S. Small Cap ETF (a)	856,600	30,880,430
MainStay Epoch Capital Growth Fund Class I	232,067	3,240,514
MainStay Epoch International Choice Fund Class I (a)	720,181	28,699,368
MainStay Fiera SMID Growth Fund Class R6 (a)	2,347,655	38,953,224
MainStay PineStone U.S. Equity Fund Class R6 (a)	2,222,577	38,561,482
MainStay VP American Century Sustainable Equity Portfolio Initial Class (a)	5,180,693	46,317,467
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class (a)	6,238,396	43,392,411
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	2,539,107	42,095,096
MainStay VP PineStone International Equity Portfolio Initial Class (a)	2,677,219	28,720,935
MainStay VP S&P 500 Index Portfolio Initial Class	160,450	13,696,226
MainStay VP Small Cap Growth Portfolio Initial Class (a)	3,417,336	36,834,786
MainStay VP Wellington Growth Portfolio Initial Class (a)	2,078,563	50,809,422
MainStay VP Wellington Mid Cap Portfolio Initial Class (a)	4,611,164	38,857,819
	Shares	Value

Equity Funds (continued)
MainStay VP Wellington Small Cap Portfolio Initial Class (a)	3,907,819	$ 33,901,110
MainStay VP Wellington U.S. Equity Portfolio Initial Class	988,504	25,999,621
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (a)	1,959,386	51,148,209
MainStay WMC Enduring Capital Fund Class R6 (a)	663,550	22,966,807
MainStay WMC International Research Equity Fund Class I (a)	3,962,932	28,766,924
MainStay WMC Value Fund Class R6 (a)	1,334,565	40,117,153
Total Affiliated Investment Companies (Cost $838,825,704)		836,433,674
Short-Term Investment 2.2%
Affiliated Investment Company 2.2%
MainStay U.S. Government Liquidity Fund, 5.235% (b)	19,067,920	19,067,920
Total Short-Term Investment (Cost $19,067,920)	2.2%	19,067,920
Total Investments (Cost $857,893,624)	99.8%	855,501,594
Other Assets, Less Liabilities	0.2	1,444,317
Net Assets	100.0%	$ 856,945,911

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	As of December 31, 2023, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's share class.
(b)	Current yield as of December 31, 2023.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
63

Portfolio of Investments December 31, 2023†^ (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 500 International ETF	$ 34,730	$ 1,613	$ (7,616)	$ 1,054	$ 4,014	$ 33,795	$ 1,368	$ —	1,031
IQ Candriam International Equity ETF	34,598	1,529	(6,202)	1,245	2,878	34,048	1,044	—	1,218
IQ Candriam U.S. Large Cap Equity ETF	56,355	756	(22,577)	5,685	9,393	49,612	688	—	1,181
IQ Candriam U.S. Mid Cap Equity ETF	—	35,646	(301)	5	2,702	38,052	249	—	1,264
IQ CBRE NextGen Real Estate ETF	—	18,639	(40)	1	1,202	19,802	122	—	969
IQ FTSE International Equity Currency Neutral ETF	17,024	345	(2,827)	191	2,435	17,168	448	—	690
IQ U.S. Large Cap ETF	50,884	—	(54,103)	13,295	(10,076)	—	687	—	—
IQ U.S. Small Cap ETF	38,632	3,139	(14,700)	(1,063)	4,872	30,880	497	—	857
MainStay Epoch Capital Growth Fund Class I	3,031	19	(605)	(62)	858	3,241	18	1	232
MainStay Epoch International Choice Fund Class I	28,668	1,309	(6,004)	1,065	3,661	28,699	482	—	720
MainStay Fiera SMID Growth Fund Class R6	—	36,154	—	—	2,799	38,953	—	835	2,348
MainStay PineStone U.S. Equity Fund Class R6	—	36,873	—	—	1,688	38,561	82	26	2,223
MainStay U.S. Government Liquidity Fund	28,276	168,049	(177,257)	—	—	19,068	1,249	—	19,068
MainStay VP American Century Sustainable Equity Portfolio Initial Class	53,955	16,290	(19,449)	(740)	(3,739)	46,317	600	15,300	5,181
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class	43,485	2,802	(5,324)	(1,851)	4,280	43,392	734	—	6,238
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	52,113	5,448	(15,280)	953	(1,139)	42,095	1,167	2,795	2,539
MainStay VP PineStone International Equity Portfolio Initial Class (a)	28,578	2,327	(3,385)	(2,187)	3,388	28,721	—	—	2,677
MainStay VP S&P 500 Index Portfolio Initial Class	12,948	419	(2,422)	278	2,473	13,696	187	206	160
MainStay VP Small Cap Growth Portfolio Initial Class	43,165	923	(12,914)	(3,717)	9,378	36,835	—	126	3,417
MainStay VP Wellington Growth Portfolio Initial Class	56,440	581	(24,720)	(18,946)	37,454	50,809	—	—	2,079
MainStay VP Wellington Mid Cap Portfolio Initial Class	45,490	1,459	(13,424)	(11,389)	16,722	38,858	43	—	4,611
MainStay VP Wellington Small Cap Portfolio Initial Class	40,757	3,702	(14,974)	(4,759)	9,175	33,901	263	—	3,908
MainStay VP Wellington U.S. Equity Portfolio Initial Class	28,318	767	(9,027)	(2,996)	8,938	26,000	256	—	989
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	55,437	2,793	(25,347)	(3,818)	22,083	51,148	—	1,838	1,959
MainStay WMC Enduring Capital Fund Class R6	26,912	621	(8,461)	(192)	4,087	22,967	237	—	664
MainStay WMC International Research Equity Fund Class I	29,109	995	(4,399)	(1,591)	4,653	28,767	582	—	3,963
MainStay WMC Value Fund Class R6	50,562	2,501	(14,999)	(5,946)	7,999	40,117	669	1,182	1,335
	$ 859,467	$345,699	$(466,357)	$(35,485)	$152,178	$ 855,502	$ 11,672	$22,309

(a)	Prior to August 28, 2023, known as MainStay VP MacKay International Equity Portfolio Initial Class.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
64	MainStay VP Equity Allocation Portfolio

Swap Contracts
Open OTC total return equity swap contracts as of December 31, 2023 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi Leveraged Loan Basket	1 day FEDF minus 0.20%	12/3/24	Daily	(11,245)	$ —
Citibank NA	Citi Zombie Company Basket	1 day FEDF minus 0.50%	12/3/24	Daily	(15,127)	—
JPMorgan Chase Bank NA	Global X Uranium ETF	1 day FEDF plus 0.50%	10/8/24 - 11/12/24	Daily	21,093	—
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.55%	12/3/24	Daily	19,135	—
Citibank NA	iShares MSCI China ETF	1 day FEDF minus 0.56%	12/3/24	Daily	(8,293)	—
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF minus 1.25%	12/3/24	Daily	(34,427)	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 day FEDF minus 0.54%	12/3/24	Daily	(4,407)	—
Citibank NA	iShares MSCI Emerging Markets ex China ETF	1 day FEDF plus 0.55%	12/3/24	Daily	8,778	—
JPMorgan Chase Bank NA	iShares MSCI Japan ETF	1 day FEDF plus 0.15%	4/24/24 - 5/7/24	Daily	25,376	—
JPMorgan Chase Bank NA	J.P. Morgan IDEX Pure Size Short	1 day FEDF plus 0.00% - 0.02%	6/20/24	Daily	(5,097)	—
JPMorgan Chase Bank NA	Russell 2000 Total Return Index	1 day FEDF minus 0.15% - plus 0.05%	4/9/24 - 5/7/24	Daily	(38,017)	—
Citibank NA	S&P 500 Energy Total	1 day FEDF plus 0.45%	12/3/24	Daily	3,261	—
JPMorgan Chase Bank NA	S&P 500 Equal Weight	1 day FEDF plus 0.30% - 0.51%	5/7/24	Daily	39,576	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.05%	12/3/24	Daily	(27,895)	—
Citibank NA	S&P 600 Total Return Index	1 day FEDF plus 0.45%	12/3/24	Daily	45,325	—
Citibank NA	S&P Midcap 400 Total Return Index	1 day FEDF plus 0.35%	12/3/24	Daily	7,330	—
JPMorgan Chase Bank NA	VanEck Oil Services ETF	1 day FEDF plus 0.15%	11/5/24	Daily	8,775	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF minus 0.50%	12/3/24	Daily	(8,659)	—
						$ —
The following table represents the basket holdings underlying the total return swap with Citi Leveraged Loan Basket as of December 31, 2023.
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
AerCap Holdings NV	(3,615)	(470,443)	—	4.18
Apollo Commercial Real Estate Finance Inc	(688)	(89,518)	—	0.80
Atlantica Sustainable Infrastructure PLC	(434)	(56,441)	—	0.50
Brandywine Realty Trust	(741)	(96,376)	—	0.86
Carnival Corp	(12,261)	(1,595,647)	—	14.19
Chart Industries Inc	(3,417)	(444,681)	—	3.95
Coherent Corp	(1,782)	(231,923)	—	2.06
CommScope Holding Co Inc	(214)	(27,847)	—	0.25
Crane NXT Co	(2,456)	(319,593)	—	2.84
Cushman & Wakefield PLC	(834)	(108,563)	—	0.97
Delta Air Lines Inc	(7,762)	(1,010,208)	—	8.98
Designer Brands Inc	(554)	(72,089)	—	0.64
DigitalBridge Group Inc	(1,099)	(143,017)	—	1.27
Elanco Animal Health Inc	(4,195)	(545,903)	—	4.85
Entegris Inc	(5,364)	(698,105)	—	6.21
Fidelity National Information Services Inc	(7,323)	(953,017)	—	8.48
Hanesbrands Inc	(1,711)	(222,693)	—	1.98
JetBlue Airways Corp	(1,252)	(162,882)	—	1.45
Lumen Technologies Inc	(2,188)	(284,762)	—	2.53
MKS Instruments Inc	(1,826)	(237,691)	—	2.11
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
65

Portfolio of Investments December 31, 2023†^ (continued)
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
Oatly Group AB	(171)	(22,257)	—	0.20
Opendoor Technologies Inc	(2,847)	(370,502)	—	3.30
Par Pacific Holdings Inc	(1,023)	(133,127)	—	1.18
PureCycle Technologies Inc	(333)	(43,289)	—	0.39
Scorpio Tankers Inc	(2,283)	(297,062)	—	2.64
Topgolf Callaway Brands Corp	(717)	(93,354)	—	0.83
Uber Technologies Inc	(13,136)	(1,709,584)	—	15.20
United Airlines Holdings Inc	(6,181)	(804,434)	—	7.15
The following table represents the basket holdings underlying the total return swap with Citi Zombie Company Basket as of December 31, 2023.
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
Alteryx Inc	(1,664)	(203,631)	—	1.35
AppLovin Corp	(3,318)	(405,967)	—	2.68
Array Technologies Inc	(2,592)	(317,145)	—	2.10
Asana Inc	(1,431)	(175,135)	—	1.16
BILL Holdings Inc	(5,407)	(661,551)	—	4.37
BioCryst Pharmaceuticals Inc	(568)	(69,486)	—	0.46
Bloom Energy Corp	(1,288)	(157,552)	—	1.04
Bridgebio Pharma Inc	(4,517)	(552,709)	—	3.65
Carnival Corp	(9,353)	(1,144,404)	—	7.57
Children's Place Inc/The	(515)	(62,987)	—	0.42
Cinemark Holdings Inc	(1,284)	(157,160)	—	1.04
Coeur Mining Inc	(544)	(66,521)	—	0.44
Cytokinetics Inc	(3,632)	(444,373)	—	2.94
DigitalBridge Group Inc	(1,263)	(154,487)	—	1.02
Emergent BioSolutions Inc	(162)	(19,767)	—	0.13
Enviva Inc	(29)	(3,587)	—	0.02
Exact Sciences Corp	(4,202)	(514,217)	—	3.40
Fastly Inc	(2,187)	(267,634)	—	1.77
Gap Inc/The	(6,735)	(824,154)	—	5.45
Guardant Health Inc	(1,732)	(211,952)	—	1.40
IAC Inc	(1,297)	(158,655)	—	1.05
Infinera Corp	(390)	(47,733)	—	0.32
Insmed Inc	(1,262)	(154,386)	—	1.02
JetBlue Airways Corp	(1,459)	(178,536)	—	1.18
Kyndryl Holdings Inc	(1,040)	(127,308)	—	0.84
Lyft Inc	(6,812)	(833,560)	—	5.51
NeoGenomics Inc	(883)	(107,986)	—	0.71
Oscar Health Inc	(2,242)	(274,381)	—	1.81
Pacific Biosciences of California Inc	(1,057)	(129,336)	—	0.86
Peloton Interactive Inc	(1,832)	(224,217)	—	1.48
Q2 Holdings Inc	(1,234)	(150,975)	—	1.00
Redfin Corp	(909)	(111,212)	—	0.74
Revance Therapeutics Inc	(300)	(36,652)	—	0.24
RingCentral Inc	(2,418)	(295,837)	—	1.96
Rivian Automotive Inc	(7,057)	(863,501)	—	5.71
Royal Caribbean Cruises Ltd	(10,526)	(1,287,939)	—	8.51
Scotts Miracle-Gro Co/The	(1,660)	(203,129)	—	1.34
Spirit AeroSystems Holdings Inc	(1,360)	(166,456)	—	1.10
Spirit Airlines Inc	(780)	(95,414)	—	0.63
Sweetgreen Inc	(806)	(98,605)	—	0.65
TG Therapeutics Inc	(2,410)	(294,842)	—	1.95
Twist Bioscience Corp	(1,852)	(226,657)	—	1.50
Vistra Corp	(4,901)	(599,721)	—	3.96
Warner Bros Discovery Inc	(4,085)	(499,825)	—	3.30
Wix.com Ltd	(2,590)	(316,883)	—	2.10
Wolfspeed Inc	(3,082)	(377,082)	—	2.49
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
66	MainStay VP Equity Allocation Portfolio

Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
WW International Inc	(1,287)	(157,530)	—	1.04
Wynn Resorts Ltd	(4,805)	(587,968)	—	3.89
Xerox Holdings Corp	(872)	(106,743)	—	0.71

1.	As of December 31, 2023, cash in the amount $2,650,000 was pledged to brokers for OTC swap contracts.
2.	Portfolio pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of December 31, 2023.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 836,433,674	$ —	$ —	$ 836,433,674
Short-Term Investment
Affiliated Investment Company	19,067,920	—	—	19,067,920
Total Investments in Securities	$ 855,501,594	$ —	$ —	$ 855,501,594

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
67

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in affiliated investment companies, at value (identified cost $857,893,624)	$855,501,594
Cash collateral on deposit at broker for swap contracts	2,650,000
Receivables:
Dividends	731,116
Portfolio shares sold	73,219
Other assets	5,381
Total assets	858,961,310
Liabilities
Payables:
Dividends and interest on OTC swaps contracts	1,111,994
Portfolio shares redeemed	695,027
NYLIFE Distributors (See Note 3)	159,422
Custodian	24,021
Professional fees	22,103
Shareholder communication	372
Accrued expenses	2,460
Total liabilities	2,015,399
Net assets	$856,945,911
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 92,735
Additional paid-in-capital	916,803,124
916,895,859
Total distributable earnings (loss)	(59,949,948)
Net assets	$856,945,911
Initial Class
Net assets applicable to outstanding shares	$ 98,050,781
Shares of beneficial interest outstanding	10,458,982
Net asset value per share outstanding	$ 9.37
Service Class
Net assets applicable to outstanding shares	$758,895,130
Shares of beneficial interest outstanding	82,275,990
Net asset value per share outstanding	$ 9.22

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
68	MainStay VP Equity Allocation Portfolio

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 11,672,394
Expenses
Distribution/Service—Service Class (See Note 3)	1,907,640
Professional fees	84,703
Custodian	47,362
Trustees	22,054
Shareholder communication	14,691
Miscellaneous	25,282
Total expenses	2,101,732
Net investment income (loss)	9,570,662
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	(35,485,215)
Realized capital gain distributions from affiliated investment companies	22,309,006
Swap transactions	(13,129,194)
Net realized gain (loss)	(26,305,403)
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	152,178,178
Net realized and unrealized gain (loss)	125,872,775
Net increase (decrease) in net assets resulting from operations	$135,443,437
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
69

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 9,570,662	$ 8,458,183
Net realized gain (loss)	(26,305,403)	117,518,501
Net change in unrealized appreciation (depreciation)	152,178,178	(328,806,143)
Net increase (decrease) in net assets resulting from operations	135,443,437	(202,829,459)
Distributions to shareholders:
Initial Class	(13,605,752)	(16,509,845)
Service Class	(109,771,556)	(152,373,206)
Total distributions to shareholders	(123,377,308)	(168,883,051)
Capital share transactions:
Net proceeds from sales of shares	18,978,897	19,615,742
Net asset value of shares issued to shareholders in reinvestment of distributions	123,377,308	168,883,051
Cost of shares redeemed	(159,284,223)	(120,792,336)
Increase (decrease) in net assets derived from capital share transactions	(16,928,018)	67,706,457
Net increase (decrease) in net assets	(4,861,889)	(304,006,053)
Net Assets
Beginning of year	861,807,800	1,165,813,853
End of year	$ 856,945,911	$ 861,807,800
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
70	MainStay VP Equity Allocation Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 9.43	$ 14.39	$ 12.62	$ 11.80	$ 10.50
Net investment income (loss) (a)	0.13	0.13	0.18	0.18	0.21
Net realized and unrealized gain (loss)	1.34	(2.83)	2.33	1.49	2.25
Total from investment operations	1.47	(2.70)	2.51	1.67	2.46
Less distributions:
From net investment income	(0.55)	(0.40)	(0.27)	(0.27)	(0.36)
From net realized gain on investments	(0.98)	(1.86)	(0.47)	(0.58)	(0.80)
Total distributions	(1.53)	(2.26)	(0.74)	(0.85)	(1.16)
Net asset value at end of year	$ 9.37	$ 9.43	$ 14.39	$ 12.62	$ 11.80
Total investment return (b)	17.40%	(17.64)%	20.16%	15.02%	24.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.38%	1.14%	1.26%	1.64%	1.80%
Net expenses (c)	0.02%	0.02%	0.02%	0.03%	0.03%
Portfolio turnover rate	22%	23%	22%	26%	38%
Net assets at end of year (in 000's)	$ 98,051	$ 86,162	$ 107,062	$ 92,647	$ 83,143

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 9.30	$ 14.21	$ 12.47	$ 11.67	$ 10.39
Net investment income (loss) (a)	0.10	0.10	0.13	0.15	0.17
Net realized and unrealized gain (loss)	1.32	(2.79)	2.32	1.47	2.24
Total from investment operations	1.42	(2.69)	2.45	1.62	2.41
Less distributions:
From net investment income	(0.52)	(0.36)	(0.24)	(0.24)	(0.33)
From net realized gain on investments	(0.98)	(1.86)	(0.47)	(0.58)	(0.80)
Total distributions	(1.50)	(2.22)	(0.71)	(0.82)	(1.13)
Net asset value at end of year	$ 9.22	$ 9.30	$ 14.21	$ 12.47	$ 11.67
Total investment return (b)	17.10%	(17.85)%	19.86%	14.74%	24.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.09%	0.86%	0.97%	1.34%	1.49%
Net expenses (c)	0.27%	0.27%	0.27%	0.28%	0.28%
Portfolio turnover rate	22%	23%	22%	26%	38%
Net assets at end of year (in 000's)	$ 758,895	$ 775,646	$ 1,058,752	$ 1,041,818	$ 1,033,813

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
71

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios” and each individually, referred to as a "Portfolio"). These financial statements and notes relate to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio (collectively referred to as the “Allocation Portfolios” and each individually referred to as an “Allocation Portfolio”). Each is a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Allocation Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Allocation Portfolios to, among others, certain NYLIAC separate accounts. The separate accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies.
The following table lists each Portfolio's share classes that have been registered and commenced operations:
Fund	Share Classes Commenced Operations[1]
MainStay VP Conservative Allocation Portfolio	Initial Class, Service Class
MainStay VP Moderate Allocation Portfolio	Initial Class, Service Class
MainStay VP Growth Allocation Portfolio	Initial Class, Service Class
MainStay VP Equity Allocation Portfolio	Initial Class, Service Class
1.	For each VP Allocation Portfolio, Initial Class and Service Class shares were registered for sale as of February 13, 2006.
Shares of the Allocation Portfolios are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Allocation Portfolios' shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Allocation Portfolios pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Allocation Portfolios to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The investment objective for each of the Allocation Portfolios is as follows:
The MainStay VP Conservative Allocation Portfolio seeks current income and, secondarily, long-term growth of capital.
The MainStay VP Moderate Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.
The MainStay VP Growth Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.
The MainStay VP Equity Allocation Portfolio seeks long-term growth of capital.
The Allocation Portfolios are "fund-of-funds" that seek to achieve their investment objectives by investing in mutual funds and exchange-traded funds ("ETFs") managed by New York Life Investment Management LLC ("New York Life Investments" or "Manager") or its affiliates (the “Underlying Portfolios/Funds”).
Note 2–Significant Accounting Policies
The Allocation Portfolios are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Allocation Portfolios prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Allocation Portfolios are open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in each Allocation Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Allocation Portfolios' and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Allocation Portfolio investments. The Valuation Designee may value the Allocation Portfolios' portfolio securities for which market quotations are not readily available and other Allocation Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets

72	MainStay VP Asset Allocation Portfolios

(in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that each Allocation Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Allocation Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each Allocation Portfolio. Unobservable inputs reflect each Allocation Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including each Allocation Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of each Allocation Portfolio’s assets and liabilities as of December 31, 2023, is included at the end of the Portfolio of Investments.
Investments in Underlying Portfolios/Funds are valued at their respective NAVs at the close of business each day, except for investment in ETFs. Investments in ETFs are valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Securities held by the Underlying Portfolios/Funds are valued using policies consistent with those used by the Underlying Portfolios/Funds. Equity securities, including shares of ETFs, are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date.
Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Allocation Portfolios will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Allocation Portfolios' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Portfolio within the allowable time limits.
The Manager evaluates each Allocation Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination
73

Notes to Financial Statements (continued)
by taxing authorities. The Manager analyzed the Allocation Portfolios' tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Allocation Portfolios' financial statements. The Allocation Portfolios' federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Allocation Portfolios intend to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the respective Allocation Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Allocation Portfolios record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Portfolios from the Underlying Portfolios are recorded on the ex-dividend date. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Allocation Portfolios are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Allocation Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Portfolios, including those of related parties to the Allocation Portfolios, are shown in the Statement of Operations.
Additionally, the Allocation Portfolios may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights. In addition, the Allocation Portfolios bear a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which they invest. Because the Underlying Portfolios/Funds have varied expense and fee levels and the Allocation Portfolios may own different pro-portions of the Underlying
Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Portfolio may vary.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Swap Contracts. The Allocation Portfolios may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Allocation Portfolios will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Allocation Portfolios receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Allocation Portfolios' current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Allocation Portfolios typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Allocation Portfolios' exposure to the credit risk of its original counterparty. The Allocation Portfolios will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Allocation Portfolios would be required to post in an uncleared transaction.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.

74	MainStay VP Asset Allocation Portfolios

The Allocation Portfolios bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Allocation Portfolios may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, leverage, liquidity, operational, counterparty and legal/documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions, among other risks.
Equity Swaps (Total Return Swaps). Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Allocation Portfolios enter into a “long” equity swap, the counterparty may agree to pay the Allocation Portfolios the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Allocation Portfolios will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Allocation Portfolios' return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Allocation Portfolios on the notional amount. Alternatively, when the Allocation Portfolios enter into a “short” equity swap, the counterparty will generally agree to pay the Allocation Portfolios the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Allocation Portfolios sold a particular referenced security or securities short, less the dividend expense that the Allocation Portfolios would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Allocation Portfolios will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.
Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Allocation Portfolios are contractually obligated to make. If the other party to an equity swap defaults, the Allocation Portfolios' risk of loss consists of the net amount of payments that the Allocation Portfolios are contractually entitled to receive, if any. The Allocation Portfolios will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Allocation Portfolios' current obligations. The Allocation Portfolios and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Allocation Portfolios' borrowing restrictions.
Equity swaps are derivatives and their value can be very volatile. The Allocation Portfolios may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager does not accurately analyze and predict future market trends, the values or assets or economic factors, the Allocation Portfolios may suffer a loss, which may be substantial.
(H) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Allocation Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Allocation Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Portfolios that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Portfolios.
(I) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Allocation Portfolios' derivative and hedging activities, including how such activities are accounted for and their effect on the Allocation Portfolios' financial positions, performance and cash flows.
The Allocation Portfolios entered into total return swap contracts to seek to enhance returns or reduce the risk of loss by hedging certain of the Allocation Portfolios' holdings.
MainStay VP Conservative Allocation Portfolio
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Transactions	$(6,550,999)	$(6,550,999)
Total Net Realized Gain (Loss)	$(6,550,999)	$(6,550,999)

Average Notional Amount	Total
Swap Contracts Long	$ 93,532,494
Swap Contracts Short	$(67,748,971)
75

Notes to Financial Statements (continued)
MainStay VP Moderate Allocation Portfolio
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Transactions	$(10,759,266)	$(10,759,266)
Total Net Realized Gain (Loss)	$(10,759,266)	$(10,759,266)

Average Notional Amount	Total
Swap Contracts Long	$ 158,066,588
Swap Contracts Short	$(114,525,315)
MainStay VP Growth Allocation Portfolio
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Transactions	$(16,421,018)	$(16,421,018)
Total Net Realized Gain (Loss)	$(16,421,018)	$(16,421,018)

Average Notional Amount	Total
Swap Contracts Long	$ 250,082,081
Swap Contracts Short	$(182,926,304)
MainStay VP Equity Allocation Portfolio
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Transactions	$(13,129,194)	$(13,129,194)
Total Net Realized Gain (Loss)	$(13,129,194)	$(13,129,194)

Average Notional Amount	Total
Swap Contracts Long	$ 152,278,515
Swap Contracts Short	$(127,175,182)
Note 3–Fees and Related Party Transactions
(A) Manager.   New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Allocation Portfolios' Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Portfolios. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Portfolios. Except for the portion of salaries and expenses that are the responsibility of the Allocation Portfolios, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Portfolios and certain operational expenses of the Allocation Portfolios. The Allocation Portfolios reimburse New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Allocation Portfolios.
The Allocation Portfolios do not pay any fees to the Manager in return for the services performed under the Management Agreement. The Allocation Portfolios do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Funds in which the Allocation Portfolios invest.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Allocation Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Portfolios, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Portfolios' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Portfolios' administrative operations. For providing these services to the Allocation Portfolios, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Allocation Portfolios. The Allocation Portfolios will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Allocation Portfolios.
(B) Distribution and Service Fees.  The Fund, on behalf of the Allocation Portfolios, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Allocation Portfolios have adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the respective Allocation Portfolio.

76	MainStay VP Asset Allocation Portfolios

Note 4-Federal Income Tax
As of December 31, 2023, the cost and unrealized appreciation (depreciation) of each Allocation Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
MainStay VP Conservative Allocation Portfolio
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$475,205,615	$13,268,558	$(37,977,210)	$(24,708,652)

MainStay VP Moderate Allocation Portfolio
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$799,543,552	$31,557,790	$(55,768,197)	$(24,210,407)

MainStay VP Growth Allocation Portfolio
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,213,857,620	$34,393,088	$(31,930,471)	$2,462,617

MainStay VP Equity Allocation Portfolio
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$868,178,061	$44,151,063	$(58,756,947)	$(14,605,884)
As of December 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Fund	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay VP Conservative Allocation Portfolio	$5,652,321	$ (8,862,165)	$(22,582,133)	$(23,696,622)	$(49,488,599)
MainStay VP Moderate Allocation Portfolio	6,285,647	(11,584,615)	(40,928,445)	(21,859,126)	(68,086,539)
MainStay VP Growth Allocation Portfolio	6,394,384	(15,177,758)	(54,449,070)	5,265,674	(57,966,770)
MainStay VP Equity Allocation Portfolio	—	(14,112,480)	(33,161,001)	(12,676,467)	(59,949,948)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and straddle loss deferrals. The other temporary differences are primarily due to loss deferrals from related party transactions.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2023 were not affected.
Fund	Total Distributable Earnings (Loss)	Additional Paid-In Capital
MainStay VP Conservative Allocation Portfolio	$ —	$ —
MainStay VP Moderate Allocation Portfolio	—	—
MainStay VP Growth Allocation Portfolio	—	—
MainStay VP Equity Allocation Portfolio	1,405,397	(1,405,397)
The reclassifications for the Portfolio are primarily due to net operating losses.
As of December 31, 2023, for federal income tax purposes, capital loss carryforwards of $7,850,135, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the MainStay VP Conservative Allocation Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—	$7,850
As of December 31, 2023, for federal income tax purposes, capital loss carryforwards of $9,233,334, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the MainStay VP Moderate Allocation Portfolio. Accordingly, no capital

77

Notes to Financial Statements (continued)
gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—	$9,233
As of December 31, 2023, for federal income tax purposes, capital loss carryforwards of $12,374,701, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the MainStay VP Growth Allocation Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—	$12,375
As of December 31, 2023, for federal income tax purposes, capital loss carryforwards of $12,183,063, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the MainStay VP Equity Allocation Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—	$12,183

During the years ended December 31, 2023 and December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023			2022
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
MainStay VP Conservative Allocation Portfolio	$16,565,678	$11,292,220	$ 27,857,898	$38,778,554	$ 37,389,298	$ 76,167,852
MainStay VP Moderate Allocation Portfolio	31,672,946	26,580,771	58,253,717	60,632,330	73,833,369	134,465,699
MainStay VP Growth Allocation Portfolio	62,031,594	65,377,676	127,409,270	90,433,602	141,656,010	232,089,612
MainStay VP Equity Allocation Portfolio	54,897,083	68,480,225	123,377,308	54,259,646	114,623,405	168,883,051

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Allocation Portfolios. Custodial fees are charged to each Allocation Portfolio based on each Allocation Portfolio's net assets and/or the market value of securities held by each Allocation Portfolio and the number of certain transactions incurred by each Allocation Portfolio.
Note 6–Line of Credit
The Allocation Portfolios and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Portfolios and certain other funds managed by New York Life Investments based upon their respective net assets and other factors.
Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily SOFR + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Allocation Portfolios, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2023, there were no borrowings made or outstanding with respect to the Allocation Portfolios under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Allocation Portfolios, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Allocation Portfolios and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive

78	MainStay VP Asset Allocation Portfolios

order. During the year ended December 31, 2023, there were no interfund loans made or outstanding with respect to the Allocation Portfolios.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2023, purchases and sales of securities were as follows:
Fund	Purchases	Sales
MainStay VP Conservative Allocation Portfolio	$ 77,644	$160,833
MainStay VP Moderate Allocation Portfolio	161,119	266,498
MainStay VP Growth Allocation Portfolio	267,367	462,194
MainStay VP Equity Allocation Portfolio	177,650	289,100
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2023 and December 31, 2022, were as follows:
MainStay VP Conservative Allocation Portfolio
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	97,138	$ 966,706
Shares issued to shareholders in reinvestment of distributions	94,860	870,951
Shares redeemed	(186,696)	(1,839,680)
Net increase (decrease)	5,302	$ (2,023)
Year ended December 31, 2022:
Shares sold	66,953	$ 761,710
Shares issued to shareholders in reinvestment of distributions	213,286	1,966,692
Shares redeemed	(210,688)	(2,472,033)
Net increase (decrease)	69,551	$ 256,369

Service Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	2,339,997	$ 22,824,781
Shares issued to shareholders in reinvestment of distributions	2,973,998	26,986,947
Shares redeemed	(12,667,193)	(123,066,518)
Net increase (decrease)	(7,353,198)	$ (73,254,790)
Year ended December 31, 2022:
Shares sold	3,229,695	$ 36,058,577
Shares issued to shareholders in reinvestment of distributions	8,142,074	74,201,160
Shares redeemed	(11,801,655)	(130,992,287)
Net increase (decrease)	(429,886)	$ (20,732,550)
MainStay VP Moderate Allocation Portfolio
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	157,854	$ 1,510,821
Shares issued to shareholders in reinvestment of distributions	392,395	3,448,370
Shares redeemed	(409,830)	(3,910,568)
Net increase (decrease)	140,419	$ 1,048,623
Year ended December 31, 2022:
Shares sold	177,636	$ 2,077,596
Shares issued to shareholders in reinvestment of distributions	823,223	7,194,477
Shares redeemed	(424,835)	(4,547,952)
Net increase (decrease)	576,024	$ 4,724,121

Service Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	4,058,373	$ 38,213,740
Shares issued to shareholders in reinvestment of distributions	6,300,624	54,805,347
Shares redeemed	(18,032,931)	(169,238,514)
Net increase (decrease)	(7,673,934)	$ (76,219,427)
Year ended December 31, 2022:
Shares sold	3,891,896	$ 42,602,916
Shares issued to shareholders in reinvestment of distributions	14,708,845	127,271,222
Shares redeemed	(13,786,867)	(148,626,844)
Net increase (decrease)	4,813,874	$ 21,247,294
MainStay VP Growth Allocation Portfolio
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	212,317	$ 2,110,658
Shares issued to shareholders in reinvestment of distributions	1,110,000	9,842,480
Shares redeemed	(801,533)	(7,829,485)
Net increase (decrease)	520,784	$ 4,123,653
Year ended December 31, 2022:
Shares sold	306,566	$ 3,636,507
Shares issued to shareholders in reinvestment of distributions	1,729,015	15,428,348
Shares redeemed	(704,896)	(8,497,093)
Net increase (decrease)	1,330,685	$ 10,567,762

79

Notes to Financial Statements (continued)
Service Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	2,961,702	$ 28,769,984
Shares issued to shareholders in reinvestment of distributions	13,433,595	117,566,790
Shares redeemed	(26,951,268)	(261,264,291)
Net increase (decrease)	(10,555,971)	$(114,927,517)
Year ended December 31, 2022:
Shares sold	2,009,708	$ 22,790,986
Shares issued to shareholders in reinvestment of distributions	24,581,213	216,661,264
Shares redeemed	(21,669,058)	(242,834,836)
Net increase (decrease)	4,921,863	$ (3,382,586)
MainStay VP Equity Allocation Portfolio
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	248,142	$ 2,414,486
Shares issued to shareholders in reinvestment of distributions	1,608,511	13,605,752
Shares redeemed	(533,110)	(5,246,093)
Net increase (decrease)	1,323,543	$ 10,774,145
Year ended December 31, 2022:
Shares sold	217,177	$ 2,501,367
Shares issued to shareholders in reinvestment of distributions	1,875,309	16,509,845
Shares redeemed	(396,277)	(4,648,111)
Net increase (decrease)	1,696,209	$ 14,363,101

Service Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	1,754,839	$ 16,564,411
Shares issued to shareholders in reinvestment of distributions	13,182,764	109,771,556
Shares redeemed	(16,086,250)	(154,038,130)
Net increase (decrease)	(1,148,647)	$ (27,702,163)
Year ended December 31, 2022:
Shares sold	1,506,192	$ 17,114,375
Shares issued to shareholders in reinvestment of distributions	17,547,845	152,373,206
Shares redeemed	(10,123,962)	(116,144,225)
Net increase (decrease)	8,930,075	$ 53,343,356
Note 10–Other Matters
As of the date of this report, the Funds face a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Funds' investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Funds' performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Allocation Portfolios as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

80	MainStay VP Asset Allocation Portfolios

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio (four of the portfolios constituting MainStay VP Funds Trust, hereafter collectively referred to as the "Portfolios") as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2024
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
81

Board Consideration and Approval of Management Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio (“Portfolios”) and New York Life Investment Management LLC (“New York Life Investments”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of the Management Agreement for a one-year period.
In reaching the decision to approve the continuation of the Management Agreement , the Board considered information and materials furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on each Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on each Portfolio’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments that follow investment strategies similar to those of each Portfolio, if any, and, when applicable, the rationale for differences in each Portfolio’s management fee and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of the Management Agreement.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of the Management Agreement reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of each Portfolio and investment-related matters for each Portfolio as well as presentations from New York Life Investments personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to each Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding each Portfolio’s distribution arrangements.  In addition, the Board received information regarding each Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by applicable share classes of each Portfolio, among other information.
In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of the Management Agreement are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to each Portfolio by New York Life Investments; (ii) the qualifications of the portfolio managers of each Portfolio and the historical investment performance of each Portfolio and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments with respect to its relationships with each Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if each Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit each Portfolio’s shareholders; and (v) the reasonableness of each Portfolio’s management fee and total ordinary operating expenses.  Although the Board recognized that comparisons between each Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of each Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing each Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments. The Board’s decision with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the Management Agreement in prior years, the advisory agreements for other funds in the

82	MainStay VP Asset Allocation Portfolios

MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which each Portfolio serves as an investment option, there are a range of investment options available to investors and that each Portfolio’s shareholders, having had the opportunity to consider other investment options, have invested in each Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during the Board’s December 6–7, 2023 meeting are summarized in more detail below. The Board considered on a Portfolio-by-Portfolio basis the factors and information deemed relevant and appropriate by the Trustees to evaluate the continuation of the Management Agreement, and the Board’s decision was made separately with respect to each Portfolio.
Nature, Extent and Quality of Services Provided by New York Life Investments
The Board examined the nature, extent and quality of the services that New York Life Investments provides to each Portfolio.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of each Portfolio. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolios.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolios.
The Board also considered the range of services that New York Life Investments provides to the Portfolios under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolios’ compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Portfolios and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life
Investments provides certain other non-advisory services to the Portfolios and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that New York Life Investments provides to the Portfolios and considered the terms of the Management Agreement. The Board evaluated New York Life Investments’ experience and performance in serving as investment adviser to the Portfolios and advising other portfolios and New York Life Investments’ track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at New York Life Investments. The Board considered New York Life Investments’ overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and acknowledged New York Life Investments’ commitment to further developing and strengthening compliance programs that may relate to the Portfolios. The Board also considered New York Life Investments’ ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit each Portfolio.  In this regard, the Board considered the qualifications and experience of the Portfolios’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
Because the Portfolios invest substantially all their assets in other funds advised by New York Life Investments or its affiliates, the Board considered information from New York Life Investments regarding the investment rationale and process for the allocation among and selection of the underlying funds in which the Portfolios invest.
In addition, the Board considered information provided by New York Life Investments regarding its business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that each Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating each Portfolio’s investment performance, the Board considered investment performance results over various periods in light of each Portfolio’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, each Portfolio’s performance provided to the Board throughout the year.  These reports include, among other items, information on each Portfolio’s gross and net returns, each Portfolio’s investment performance compared to a relevant investment category and each Portfolio’s benchmarks, each Portfolio’s risk-adjusted investment performance and each Portfolio’s investment performance as compared to peer funds, as appropriate, as well as
83

Board Consideration and Approval of Management Agreement (Unaudited) (continued)
portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of each Portfolio as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its and the Board’s Investment Committee’s discussions with senior management at New York Life Investments concerning each Portfolio’s investment performance over various periods.
Based on these considerations, among others, the Board concluded that its review of each Portfolio’s investment performance and related information supported a determination to approve the continuation of the Management Agreement.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments
The Board considered the costs of the services provided under the Management Agreement.  The Board also considered the profitability of New York Life Investments and its affiliates due to their relationships with each Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.
The Board noted that the Portfolios do not pay a management fee for the allocation and other management services provided by New York Life Investments under the Management Agreement but that shareholders of the Portfolios indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Portfolios invest.  The Board considered that the Portfolios’ investments in underlying funds managed by New York Life Investments or its affiliates indirectly benefit New York Life Investments or its affiliates.  The Board noted that it considers the profits realized by New York Life Investments and its affiliates with respect to the underlying MainStay Funds as part of the annual contract review process for those funds.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments, and profitability of New York Life Investments and its affiliates due to their relationships with each Portfolio, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Portfolios. The Board also considered the financial resources of New York Life Investments and acknowledged that New York Life Investments must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New
York Life Investments to continue to provide high-quality services to the Portfolios.  The Board recognized that the Portfolios benefit from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to each Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolios, including reputational and other indirect benefits. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolios, including the potential rationale for and costs associated with investments in this money market fund by the Portfolios, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolios.  In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from each Portfolio’s securities lending activity.
The Board noted that the Portfolios serve as investment options primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts.  The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolios, New York Life Investments’ affiliates also earn revenues from serving the Portfolios in various other capacities, including as the Portfolios’ distributor, and insurance companies affiliated with New York Life Investments would be entitled to receive fees from each Portfolio under a distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolios to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Portfolios to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolios on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

84	MainStay VP Asset Allocation Portfolios

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolios were not excessive.
Management Fee and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fees paid under the Management Agreement and each Portfolio’s total ordinary operating expenses.
In assessing the reasonableness of each Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. Because the Portfolios do not pay a management fee to New York Life Investments, the Board considered the reasonableness of the overall fees and expenses the Portfolios indirectly pay by investing in underlying funds that charge a management fee.  The Board considered New York Life Investments’ process for monitoring and addressing potential conflicts of interest in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of each Portfolio, if any.  The Board considered the contractual management fee schedule for each Portfolio as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolios, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers on each Portfolio’s net management fee and expenses.  The Board also considered that in proposing fees for each Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Because the Portfolios invest substantially all their assets in other funds advised by New York Life Investments or its affiliates, the Board also considered information provided by New York Life Investments regarding the fees and expenses associated with the Portfolios’ investments in other funds, including New York Life Investments’ finding that the applicable Portfolio’s fees and expenses do not duplicate the fees and expenses of the corresponding acquired fund (when required by Rule 12d1-4 under the 1940 Act).
Based on the factors outlined above, among other considerations, the Board concluded that each Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to each Portfolio and whether each Portfolio’s management fee and expense structure permits any economies of scale to be appropriately shared with the Portfolio’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with each Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio.  The Board reviewed information from New York Life Investments showing how each Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how each Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels. The Board noted that the Portfolios do not pay a management fee and that the Board separately considers economies of scale as part of its review of the management agreements of underlying MainStay Funds in which the Portfolios invest and the benefit of any breakpoints in the management fee schedules for the underlying MainStay Funds would pass through to shareholders of the Portfolios at the specified levels of underlying MainStay Fund assets.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of each Portfolio’s shareholders through each Portfolio’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Management Agreement.
85

Proxy Voting Policies and Procedures and Proxy Voting Record
Each VP Allocation Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
Each VP Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Allocation Portfolios' holdings report is available free of charge upon request by calling 800-624-6782 or by visiting the SEC’s website at www.sec.gov.
86	MainStay VP Asset Allocation Portfolios

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay VP Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay Funds: Trustee since 2023 (11 Funds)
MainStay Funds Trust: Trustee since 2023 (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
87

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay VP Funds Trust: Chair since 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC since 1990	81	MainStay Funds: Chair since January 2017 and Trustee since 2007 (11 Funds); MainStay Funds Trust: Chair since January 2017 and Trustee since 1990 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
88	MainStay VP Asset Allocation Portfolios

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay Funds: Trustee since 2006 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
89

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015 to 2016); Managing Director, Product Development (from 2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
90	MainStay VP Asset Allocation Portfolios

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP Natural Resources Portfolio
MainStay VP PineStone International Equity Portfolio1
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio2
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
PineStone Asset Management Inc.
Montreal, Québec
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to August 28, 2023, the Portfolio's name was MainStay VP MacKay International Equity Portfolio.
2.	Effective on or about May 1, 2024, the MainStay VP MacKay Government Portfolio will be renamed the MainStay VP U.S. Infrastructure Bond Portfolio.
Not part of the Annual Report

2023 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2024 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015860	MSVPAA11-02/24
(NYLIAC) NI507

MainStay VP PIMCO Real Return Portfolio

Message from the President and Annual Report
December 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit our website.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Against a backdrop of easing inflationary pressures and continued economic growth, stocks and bonds generally gained ground during the 12-month period ended December 31, 2023, despite high levels of volatility and sharp disparities between the performance of the different market sectors.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation, interest rate, and economic growth trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 6.4% in January, and 3.4% in December 2023. At the same time, the Fed increased the benchmark federal funds rate from 4.25%–4.50% at the beginning of reporting period, to 5.25%–5.50% as of the end of 2023. Despite the increasing cost of capital and tighter lending environment that resulted from rising rates, economic growth remained surprisingly robust, bolstered by high levels of consumer spending, low levels of unemployment and better-than-expected corporate earnings. With the pace of rate increases slowing from the prior year, investors began hoping for an early shift to a looser monetary policy, with stock prices and bond yields reacting as economic data and statements from the Fed either reinforced or undercut those hopes. Following months of hawkish rhetoric, the Fed finally reversed its stance in December 2023, signaling a positive economic outlook with little chance of a recession and a likelihood of rate cuts in 2024.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced strong gains during the reporting period-– recovering all its losses from 2022 and approached new record territory. A preponderance of the Index’s gains were generated by a relatively small number of mega-cap stocks in the information technology, communication services and consumer discretionary sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened during the closing weeks of the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced generally positive returns, bolstered by attractive and relatively stable yields. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield. Corporate bond prices trended moderately higher, generally outperforming government securities. After years of low yields and tight credit spreads, the corporate sector benefited from more attractive valuations and income opportunities. Among corporates, markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. International bond markets produced mixed returns, with emerging-markets issues advancing over their developed-markets counterparts.
The market volatility of recent years reminds us of the constant need for experienced and steadfast portfolio management in the face of uncertainty. New York Life Investments remains dedicated to providing you, as a valued MainStay VP investor, with the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2023
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	2/17/2012	3.72%	3.34%	2.27%	0.76%
Service Class Shares	2/17/2012	3.46	3.08	2.01	1.01

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg U.S. TIPS Index[1]	3.90%	3.15%	2.42%
Morningstar Inflation-Protected Bond Category Average[2]	2.82	2.93	1.98

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Bloomberg U.S. TIPS Index is the primary benchmark. The Bloomberg U.S. TIPS Index includes all publicly issued U.S. Treasury Inflation-Protected Securities (“TIPS”) that have at least one year remaining to maturity and are rated investment grade.
2.	The Morningstar Inflation-Protected Bond Category Average is representative of funds that invest primarily in debt securities that adjust their principal values in line with the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer for these types of securities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP PIMCO Real Return Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2023 to December 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/23	Ending Account Value (Based on Actual Returns and Expenses) 12/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,022.10	$3.72	$1,021.53	$3.72	0.73%
Service Class Shares	$1,000.00	$1,020.80	$4.99	$1,020.26	$4.99	0.98%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP PIMCO Real Return Portfolio

Portfolio Composition as of December 31, 2023 (Unaudited)
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2023 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Inflation Linked Notes, 0.125%-1.625%, due 4/15/24–1/15/33
2.	U.S. Treasury Inflation Linked Bonds, 0.125%-3.375%, due 1/15/25–2/15/53
3.	UMBS, Single Family, 30 Year, 4.00%-6.00%, due 1/25/54–2/25/54
4.	Italy Buoni Poliennali Del Tesoro, 0.40%-1.40%, due 5/26/25–5/15/30
5.	Japan Government CPI Linked Bond, 0.10%, due 3/10/28–3/10/29
6.	France Government Bond, 0.10%-0.25%, due 7/25/24–7/25/38
7.	GNMA, 6.238%-6.464%, due 4/20/67–7/20/73
8.	Nykredit Realkredit A/S, 0.50%-2.50%, due 10/1/43–10/1/53
9.	VMC Finance LLC, 7.238%, due 2/18/39
10.	Jyske Realkredit A/S, 0.50%-2.50%, due 10/1/43–10/1/53

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Stephen A. Rodosky and Daniel He of Pacific Investment Management Company LLC, the Portfolio’s Subadvisor.
How did MainStay VP PIMCO Real Return Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2023?
For the 12 months ended December 31, 2023, MainStay VP PIMCO Real Return Portfolio returned 3.72% for Initial Class shares and 3.46% for Service Class shares. Over the same period, both share classes underperformed the 3.90% return of the Bloomberg U.S. TIPS Index (“the Index”), which is the Portfolio’s benchmark. For the 12 months ended December 31, 2023, both share classes outperformed the 2.82% return of the Morningstar Inflation-Protected Bond Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The following strategies detracted from the Portfolio’s relative performance during the reporting period:
•	Short exposure to Japanese interest rates and long exposure to the Japanese yen, as Japanese interest rates broadly moved lower over the reporting period.
The following strategies made positive contributions to the Portfolio’s relative performance during the same period (Contributions take weightings and total returns into account.):
•	Out-of-Index holdings of non-agency mortgage positions, as mortgage spreads[2] tightened,
•	Nominal U.S. interest-rate strategies, including duration[3] positioning, yield curve[4] strategies and security selection, and,
•	Overweight U.S. breakeven inflation positioning, as inflation expectations rose in the United States.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Derivatives are used in the Portfolio to gain or decrease exposure to securities, markets or sectors; as a substitute for exposure that may not otherwise be accessible using cash bonds; for purposes of liquidity; or to take advantage of anticipated changes in market volatility.
U.S. and Eurozone breakeven inflation positioning, which was partially achieved using swaps, options and futures, contributed positively to U.S. and Eurozone breakeven performance. Yield curve strategies within Eurozone and Japanese nominal interest rates—partially facilitated through the use of swaps, options and futures—detracted from performance, largely offsetting a positive contribution from overall U.S. and Eurozone nominal duration positioning. Finally, currency exposure, through the use of currency forwards, detracted from performance overall.
What was the Portfolio’s duration strategy during the reporting period?
Relative to the Index, the Portfolio reduced its underweight exposure to headline duration, shifting to an overweight position of 0.08 years at the end of the reporting period. The Portfolio maintained overweight exposure to real duration (nominal interest rates minus the inflation rate), primarily sourced in U.S. real rates, as long-term inflation expectations were still well anchored. The Portfolio reduced real duration exposure in the Eurozone to an underweight position, as inflation expectations were at rich levels relative to the United States. Throughout the reporting period, the Portfolio held modestly overweight exposure to Japanese breakeven inflation, which initially lagged the global recovery.
Overall, breakeven inflation strategies posted positive performance over the reporting period. Nominal duration strategies, particularly overweight U.S. and underweight Eurozone strategies also contributed positively. The Portfolio’s overall duration increased during the reporting period, standing at 6.66 years as of December 31, 2023.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
The Portfolio remained defensively positioned, as recessionary risks remained elevated. Additionally, the Portfolio tactically shifted overweight and underweight positions throughout the reporting period to take advantage of the volatile interest rate and inflationary environment. Most of the key strategies described above remained intact.
Throughout most of the reporting period, the Portfolio maintained an underweight position in duration, mainly sourced in Eurozone and Japanese rates. The Portfolio continued to be selective within curves and securities depending on prevailing valuations and market dislocations. The Portfolio eliminated the peak underweight posture to Japanese nominal rates, given the reduced probability of a Bank of Japan policy adjustment in the near-term. The Portfolio maintained overweight exposure to U.S. breakevens, as long-term inflation expectations remained well anchored, and held underweight exposure to Eurozone breakevens, given the richness and relative value in the

1.	See "Investment and Performance Comparison" for more information on benchmark and peer group returns.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
8	MainStay VP PIMCO Real Return Portfolio

United States. The Portfolio maintained modest exposure to Japanese inflation-linked bonds, given the lag in global recovery and the asymmetric payoff potential.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
Within real duration, a long position in U.S. Treasury Inflation-Protected Securities (TIPS) added to performance as rates across the real yield curve declined. Out-of-Index exposures to spread sectors, such as non-agency mortgage-backed securities (“MBS”), added to performance. Exposure to the 5-7-year portion of the real yield curve in Japan contributed positively to performance as the real curve shifted down. Overweight nominal duration positions, specifically in the United States, detracted from absolute performance amid rising global interest rates. Tactical curve positioning in Japanese nominal rates detracted from absolute performance, given the Portfolio’s short exposure to the intermediate portion of the Japanese yield curve, as rates fell over that segment. Lastly, currency strategies, namely exposure to the Japanese yen, detracted from absolute performance.
Did the Portfolio make any significant purchases or sales during the reporting period?
As mentioned above, the Portfolio added overall duration relative to the Bloomberg U.S. TIPS Index over the reporting period. The Portfolio held overweight exposure to U.S. nominal duration and underweight exposure to Eurozone nominal duration, given significant rate differentials. Also mentioned above, the Portfolio eliminated the tactical short to Japanese nominal duration, given the reduced probability of central bank action. The Portfolio maintained overweight exposure to U.S. breakeven inflation, benefiting from elevated inflation expectations amid hawkish Fed rhetoric. The Portfolio moved to an underweight position in Eurozone breakeven inflation and maintained a modest overweight to Japanese breakeven inflation. Lastly, the Portfolio continued to hold tactical exposures to mortgages and corporate credit.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2023, the Portfolio held overweight exposure to duration overall, and favored U.S. rates over those of other developed markets. The Portfolio continued to hold overweight exposure to U.S. and Japanese breakeven inflation. The Portfolio also continued to hold out-of-Index exposure to MBS and modest exposure to corporate securities.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2023†^
	Principal Amount	Value
Long-Term Bonds 109.0%
Asset-Backed Securities 8.4%
Home Equity Asset-Backed Securities 1.5%
Argent Securities Trust
Series 2006-W4, Class A2C
5.79% (1 Month SOFR + 0.434%), due 5/25/36 (a)	$ 279,422	$ 66,320
Credit Suisse First Boston Mortgage Securities Corp.
Series 2001-HE17, Class A1
5.077% (1 Month SOFR + 0.734%), due 1/25/32 (a)	413,397	396,205
Credit-Based Asset Servicing and Securitization LLC
Series 2007-CB6, Class A3
5.69% (1 Month SOFR + 0.334%), due 7/25/37 (a)(b)	764,727	484,262
CWABS Asset-Backed Certificates Trust
Series 2007-8, Class 1A1
5.66% (1 Month SOFR + 0.304%), due 11/25/37 (a)	1,185,287	1,092,862
First Franklin Mortgage Loan Trust
Series 2006-FF17, Class A2
5.59% (1 Month SOFR + 0.234%), due 12/25/36 (a)	374,000	323,292
GSAA Home Equity Trust
Series 2006-17, Class A3A
5.95% (1 Month SOFR + 0.594%), due 11/25/36 (a)	965,832	310,932
Home Equity Asset Trust
Series 2005-8, Class M2
6.145% (1 Month SOFR + 0.789%), due 2/25/36 (a)	184,428	177,564
Lehman XS Trust
Series 2007-20N, Class A1
7.77% (1 Month SOFR + 2.414%), due 12/25/37 (a)	24,309	23,111
Long Beach Mortgage Loan Trust
Series 2006-7, Class 2A2
5.71% (1 Month SOFR + 0.354%), due 8/25/36 (a)	217,173	84,468
Mastr Asset-Backed Securities Trust
Series 2006-WMC4, Class A5
5.62% (1 Month SOFR + 0.264%), due 10/25/36 (a)	109,839	35,658
Morgan Stanley ABS Capital I, Inc. Trust
Series 2005-WMC1, Class M3
6.25% (1 Month SOFR + 0.894%), due 1/25/35 (a)	95,433	92,896
	Principal Amount	Value

Home Equity Asset-Backed Securities (continued)
New Century Home Equity Loan Trust
Series 2004-4, Class M1
6.235% (1 Month SOFR + 0.879%), due 2/25/35 (a)	$ 47,341	$ 45,586
Option One Mortgage Loan Trust
Series 2006-1, Class M1
6.01% (1 Month SOFR + 0.654%), due 1/25/36 (a)	1,200,000	1,086,765
Popular ABS Mortgage Pass-Through Trust
Series 2006-A, Class M2
6.34% (1 Month SOFR + 0.984%), due 2/25/36 (a)	1,238,000	1,127,373
RASC Trust (a)
Series 2006-EMX4, Class A4
5.93% (1 Month SOFR + 0.344%), due 6/25/36	365,328	350,742
Series 2005-EMX1, Class M2
6.565% (1 Month SOFR + 1.209%), due 3/25/35	631,322	617,045
Saxon Asset Securities Trust
Series 2007-3, Class 1A
5.78% (1 Month SOFR + 0.424%), due 9/25/37 (a)	81,059	76,124
Securitized Asset-Backed Receivables LLC Trust (a)
Series 2006-HE2, Class A2C
5.77% (1 Month SOFR + 0.414%), due 7/25/36	324,589	126,757
Series 2006-HE1, Class A2C
5.79% (1 Month SOFR + 0.434%), due 7/25/36	522,759	177,011
Soundview Home Loan Trust (a)
Series 2007-OPT2, Class 2A3
5.65% (1 Month SOFR + 0.294%), due 7/25/37	147,555	126,619
Series 2007-OPT1, Class 1A1
5.67% (1 Month SOFR + 0.314%), due 6/25/37	249,172	173,899
		6,995,491
Other Asset-Backed Securities 6.9%
ACAS CLO Ltd.
Series 2015-1A, Class AR3
6.547% (3 Month SOFR + 1.152%), due 10/18/28 (a)(b)	324,979	324,576
Anchorage Capital CLO 6 Ltd.
Series 2015-6A, Class ARR
6.705% (3 Month SOFR + 1.312%), due 7/15/30 (a)(b)	334,196	334,183

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP PIMCO Real Return Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Anchorage Capital CLO 9 Ltd.
Series 2016-9A, Class AR2
6.795% (3 Month SOFR + 1.402%), due 7/15/32 (a)(b)	$ 300,000	$ 299,701
Anchorage Capital CLO 11 Ltd.
Series 2019-11A, Class AR
6.814% (3 Month SOFR + 1.402%), due 7/22/32 (a)(b)	300,000	299,622
Anchorage Capital Europe CLO 1 DAC
Series 1A, Class A1R
4.745% (3 Month EURIBOR + 0.78%), due 1/15/31 (a)(b)	EUR 1,095,178	1,191,266
Apidos CLO XXVI
Series 2017-26A, Class A1AR
6.557% (3 Month SOFR + 1.162%), due 7/18/29 (a)(b)	$ 646,213	645,649
ARES European CLO VI DAC
Series 2013-6A, Class ARR
4.575% (3 Month EURIBOR + 0.61%), due 4/15/30 (a)(b)	EUR 575,205	627,721
ARES European CLO X DAC
Series 10A, Class AR
4.745% (3 Month EURIBOR + 0.78%), due 10/15/31 (a)(b)	1,085,718	1,186,353
ARES XL CLO Ltd.
Series 2016-40A, Class A1RR
6.525% (3 Month SOFR + 1.132%), due 1/15/29 (a)(b)	$ 643,294	642,334
Atlas Senior Loan Fund Ltd.
Series 2017-8A, Class A
6.805% (3 Month SOFR + 1.412%), due 1/16/30 (a)(b)	561,040	561,017
Atlas Static Senior Loan Fund I Ltd.
Series 2022-1A, Class AR
7.101% (3 Month SOFR + 1.75%), due 7/15/30 (a)(b)	410,000	409,976
Bain Capital Euro CLO DAC
Series 2020-1A, Class A
5.102% (3 Month EURIBOR + 1.10%), due 1/24/33 (a)(b)	EUR 500,000	547,006
Benefit Street Partners CLO XII Ltd.
Series 2017-12A, Class A1R
6.605% (3 Month SOFR + 1.212%), due 10/15/30 (a)(b)	$ 391,928	391,485
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Benefit Street Partners CLO XVI Ltd.
Series 2018-16A, Class A1R
6.694% (3 Month SOFR + 1.292%), due 1/17/32 (a)(b)	$ 300,000	$ 299,855
Black Diamond CLO DAC
Series 2017-2A, Class A1
4.853% (3 Month EURIBOR + 0.86%), due 1/20/32 (a)(b)	EUR 604,651	662,326
BlueMountain Fuji EUR CLO V DAC
Series 5A, Class A
4.875% (3 Month EURIBOR + 0.91%), due 1/15/33 (a)(b)	1,100,000	1,195,622
Carlyle Global Market Strategies CLO Ltd.
Series 2013-1A, Class A1RR
6.589% (3 Month SOFR + 1.212%), due 8/14/30 (a)(b)	$ 396,469	396,275
Carlyle Global Market Strategies Euro CLO Ltd.
Series 2014-2A, Class AR1
4.752% (3 Month EURIBOR + 0.75%), due 11/15/31 (a)(b)	EUR 998,134	1,083,163
Carlyle U.S. CLO Ltd.
Series 2017-1A, Class A1R
6.677% (3 Month SOFR + 1.262%), due 4/20/31 (a)(b)	$ 636,738	636,555
CIFC Funding Ltd. (a)(b)
Series 2017-4A, Class A1R
6.61% (3 Month SOFR + 1.212%), due 10/24/30	337,490	337,322
Series 2018-3A, Class A
6.757% (3 Month SOFR + 1.362%), due 7/18/31	499,914	499,906
Crestline Denali CLO XV Ltd.
Series 2017-1A, Class AR
6.707% (3 Month SOFR + 1.292%), due 4/20/30 (a)(b)	178,768	178,811
Cumulus Static CLO DAC
Series 2023-1A, Class A
5.499% (3 Month EURIBOR + 1.50%), due 4/25/33 (a)(b)	EUR 1,000,000	1,102,254
Dryden 52 Euro CLO DAC
Series 2017-52A, Class AR
4.862% (3 Month EURIBOR + 0.86%), due 5/15/34 (a)(b)	499,101	541,267
Elmwood CLO 24 Ltd.
Series 2023-3A, Class A1
7.044% (3 Month SOFR + 1.70%), due 12/11/33 (a)(b)	$ 1,000,000	998,690
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Gallatin CLO VIII Ltd.
Series 2017-1A, Class A1R
6.745% (3 Month SOFR + 1.352%), due 7/15/31 (a)(b)	$ 397,612	$ 396,408
HalseyPoint CLO 3 Ltd.
Series 2020-3A, Class A1A
7.102% (3 Month SOFR + 1.712%), due 11/30/32 (a)(b)	500,000	500,196
Invesco Euro CLO I DAC
Series 1A, Class A1R
4.615% (3 Month EURIBOR + 0.65%), due 7/15/31 (a)(b)	EUR 500,000	542,864
LCM 30 Ltd.
Series 30A, Class AR
6.757% (3 Month SOFR + 1.342%), due 4/20/31 (a)(b)	$ 1,350,000	1,336,524
LCM Loan Income Fund I Ltd.
Series 1A, Class A
6.707% (3 Month SOFR + 1.292%), due 4/20/31 (a)(b)	963,504	960,953
LCM XIII LP
Series 13A, Class AR3
6.528% (3 Month SOFR + 1.132%), due 7/19/27 (a)(b)	295,408	295,370
LCM XV LP
Series 15A, Class AR2
6.677% (3 Month SOFR + 1.262%), due 7/20/30 (a)(b)	232,840	232,727
LCM XXV Ltd.
Series 25A, Class AR
6.516% (3 Month SOFR + 1.10%), due 7/20/30 (a)(b)	936,147	934,135
Lockwood Grove CLO Ltd.
Series 2014-1A, Class A1RR
6.81% (3 Month SOFR + 1.432%), due 1/25/30 (a)(b)	176,400	176,393
Madison Park Euro Funding IX DAC
Series 9A, Class AR
4.845% (3 Month EURIBOR + 0.88%), due 7/15/35 (a)(b)	EUR 500,000	540,992
Magnetite XVIII Ltd.
Series 2016-18A, Class AR2
6.521% (3 Month SOFR + 1.142%), due 11/15/28 (a)(b)	$ 216,929	216,739
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Man GLG Euro CLO II DAC
Series 2A, Class A1R
4.835% (3 Month EURIBOR + 0.87%), due 1/15/30 (a)(b)	EUR 65,565	$ 72,114
MidOcean Credit CLO II
Series 2013-2A, Class ARR
6.682% (3 Month SOFR + 1.292%), due 1/29/30 (a)(b)	$ 84,998	84,944
Neuberger Berman Loan Advisers NBLA CLO 53 Ltd.
Series 2023-53A, Class A
6.957% (3 Month SOFR + 1.59%), due 10/24/32 (a)(b)	700,000	699,939
OCP Euro CLO DAC
Series 2017-2A, Class A
4.785% (3 Month EURIBOR + 0.82%), due 1/15/32 (a)(b)	EUR 750,815	822,582
OSD CLO Ltd.
Series 2021-23A, Class A
6.534% (3 Month SOFR + 1.132%), due 4/17/31 (a)(b)	$ 1,150,838	1,146,938
OZLM VIII Ltd.
Series 2014-8A, Class A1R3
6.644% (3 Month SOFR + 1.242%), due 10/17/29 (a)(b)	222,472	222,250
OZLM XI Ltd.
Series 2015-11A, Class A1R
6.902% (3 Month SOFR + 1.512%), due 10/30/30 (a)(b)	584,371	584,102
OZLM XXIV Ltd.
Series 2019-24A, Class A1AR
6.837% (3 Month SOFR + 1.422%), due 7/20/32 (a)(b)	200,000	198,913
Palmer Square European Loan Funding DAC
Series 2023-3A, Class A
5.46% (3 Month EURIBOR + 1.50%), due 5/15/33 (a)(b)	EUR 500,000	551,934
Palmer Square Loan Funding Ltd. (a)(b)
Series 2021-4A, Class A1
6.455% (3 Month SOFR + 1.062%), due 10/15/29	$ 330,103	329,188
Series 2021-3A, Class A1
6.477% (3 Month SOFR + 1.062%), due 7/20/29	750,812	749,403
Rad CLO 5 Ltd.
Series 2019-5A, Class AR
6.78% (3 Month SOFR + 1.382%), due 7/24/32 (a)(b)	1,700,000	1,699,986

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP PIMCO Real Return Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Romark CLO Ltd.
Series 2017-1A, Class A1R
6.704% (3 Month SOFR + 1.292%), due 10/23/30 (a)(b)	$ 326,001	$ 325,904
Saranac CLO VI Ltd.
Series 2018-6A, Class A1R
6.781% (3 Month SOFR + 1.402%), due 8/13/31 (a)(b)	285,496	285,333
SLM Student Loan Trust
Series 2004-3A, Class A6B
6.146% (SOFR 90A + 0.812%), due 10/25/64 (a)(b)	282,282	272,904
Sound Point CLO IX Ltd.
Series 2015-2A, Class ARRR
6.887% (3 Month SOFR + 1.472%), due 7/20/32 (a)(b)	500,000	496,010
Sound Point CLO XV Ltd.
Series 2017-1A, Class ARR
6.574% (3 Month SOFR + 1.162%), due 1/23/29 (a)(b)	166,811	166,774
THL Credit Wind River CLO Ltd.
Series 2019-3A, Class AR
6.735% (3 Month SOFR + 1.342%), due 7/15/31 (a)(b)	300,000	297,926
Toro European CLO DAC (a)(b)
Series 5A, Class A
4.705% (3 Month EURIBOR + 0.74%), due 10/15/30	EUR 370,891	405,278
Series 5A, Class ANV
4.705% (3 Month EURIBOR + 0.74%), due 10/15/30	519,248	567,390
Venture 36 CLO Ltd.
Series 2019-36A, Class A1AR
6.807% (3 Month SOFR + 1.392%), due 4/20/32 (a)(b)	$ 600,000	592,070
Venture XXIV CLO Ltd.
Series 2016-24A, Class ARR
6.577% (3 Month SOFR + 1.162%), due 10/20/28 (a)(b)	188,452	188,124
Venture XXV CLO Ltd.
Series 2016-25A, Class ARR
6.697% (3 Month SOFR + 1.282%), due 4/20/29 (a)(b)	86,802	86,779
Vibrant CLO VI Ltd.
Series 2017-6A, Class AR
6.582% (3 Month SOFR + 1.212%), due 6/20/29 (a)(b)	178,047	177,891
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Vibrant CLO XI Ltd.
Series 2019-11A, Class A1R1
6.797% (3 Month SOFR + 1.382%), due 7/20/32 (a)(b)	$ 400,000	$ 399,352
VOYA CLO
Series 2017-2A, Class A1R
6.635% (3 Month SOFR + 1.242%), due 6/7/30 (a)(b)	211,058	210,916
Wellfleet CLO Ltd.
Series 2015-1A, Class AR4
6.567% (3 Month SOFR + 1.152%), due 7/20/29 (a)(b)	151,593	151,409
		33,312,589
Total Asset-Backed Securities (Cost $41,373,054)		40,308,080
Corporate Bonds 1.6%
Banks 0.7%
Bank of America Corp.
Series FF
5.875%, due 3/15/28 (c)(d)	190,000	181,898
Lloyds Banking Group plc
Series Reg S
4.947% (5 Year EURIBOR ICE Swap Rate + 5.29%), due 6/27/25 (a)(d)	EUR 200,000	214,991
Nykredit Realkredit A/S
Series Reg S
0.50%, due 10/1/43	DKK 9,852,441	1,178,902
Series Reg S
1.00%, due 10/1/50	5,231,342	606,206
Series Reg S
1.00%, due 10/1/53	495,766	53,301
Series Reg S
1.50%, due 10/1/53	320,466	36,495
Series Reg S
1.50%, due 10/1/53	7,801,754	936,703
Series Reg S
1.50%, due 10/1/53	99,701	10,121
Series Reg S
2.00%, due 10/1/53	299,110	33,498
Series Reg S
2.00%, due 10/1/53	493,993	60,097
Series Reg S
2.50%, due 10/1/47	1,601	219
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
UBS Group AG
Series Reg S
7.75%, due 3/1/29 (c)	EUR 100,000	$ 127,155
		3,439,586
Diversified Financial Services 0.9%
Avolon Holdings Funding Ltd.
2.528%, due 11/18/27 (b)	$ 66,000	58,465
Jyske Realkredit A/S
Series CCE
0.50%, due 10/1/43	DKK 2,272,941	270,961
Series Reg S
1.00%, due 10/1/50	5,547,424	640,369
Series CCE
1.00%, due 10/1/53	3,891,935	419,060
Series CCE
1.50%, due 10/1/53	1,612,857	193,943
Series CCE
1.50%, due 10/1/53	1,981,706	225,164
Series 111E
2.50%, due 10/1/47	4,185	572
Nordea Kredit Realkreditaktieselskab
0.50%, due 10/1/43	859,765	103,283
1.00%, due 10/1/53	89,923	10,301
1.50%, due 10/1/53	10,597,645	1,204,117
1.50%, due 10/1/53	34,134	4,107
1.50%, due 10/1/53	500,000	50,794
Series Reg S
2.00%, due 10/1/53 (b)	399,715	48,716
2.50%, due 10/1/47	1,847	253
Realkredit Danmark A/S
Series Reg S
1.00%, due 10/1/50	4,797,328	553,781
Series Reg S
1.00%, due 10/1/53	5,943	639
Series Reg S
1.00%, due 10/1/53	1,408,698	161,362
Series Reg S
1.50%, due 10/1/53	797,951	95,864
Series Reg S
1.50%, due 10/1/53	1,488,768	169,156
Series Reg S
2.00%, due 10/1/53	1,691,548	188,438
	Principal Amount	Value

Diversified Financial Services (continued)
Realkredit Danmark A/S (continued)
Series Reg S
2.50%, due 4/1/47	DKK 8,463	$ 1,151
		4,400,496
Total Corporate Bonds (Cost $10,242,815)		7,840,082
Foreign Government Bonds 7.0%
Canada 0.2%
Canadian Government Real Return Bond
4.25%, due 12/1/26 (e)	CAD 1,083,510	886,449
France 1.7%
France Government Bond (e)
Series Reg S
0.10%, due 3/1/26 (b)	EUR 3,661,441	4,002,355
Series Reg S
0.10%, due 7/25/31 (b)	828,058	901,017
Series Reg S
0.10%, due 7/25/38 (b)	1,626,072	1,682,276
Series Reg S
0.25%, due 7/25/24	1,636,622	1,793,390
		8,379,038
Italy 3.2%
Italy Buoni Poliennali Del Tesoro (b)(e)
Series Reg S
0.40%, due 5/15/30	2,758,666	2,845,083
Series Reg S
1.40%, due 5/26/25	11,493,560	12,473,020
		15,318,103
Japan 1.8%
Japan Government CPI Linked Bond (e)
0.10%, due 3/10/28	JPY 464,579,210	3,464,575
0.10%, due 3/10/29	686,164,860	5,131,637
		8,596,212
Peru 0.1%
Peru Government Bond
5.94%, due 2/12/29	PEN 1,000,000	270,301
6.15%, due 8/12/32	900,000	237,410
		507,711
Total Foreign Government Bonds (Cost $36,370,559)		33,687,513

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP PIMCO Real Return Portfolio

	Principal Amount	Value
Mortgage-Backed Securities 3.6%
Agency (Collateralized Mortgage Obligations) 1.5%
FHLMC (a)
REMIC, Series 4779, Class WF
5.197% (SOFR 30A + 0.464%), due 7/15/44	$ 122,895	$ 119,841
REMIC, Series 4694, Class FA
5.853% (SOFR 30A + 0.514%), due 6/15/47	821,035	795,622
FHLMC, Strips
REMIC, Series 278, Class F1
5.903% (SOFR 30A + 0.564%), due 9/15/42 (a)	138,424	135,058
GNMA (a)
REMIC, Series 2023-H20, Class FA
6.238% (SOFR 30A + 0.90%), due 7/20/73	5,045,386	5,014,945
REMIC, Series 2018-H15, Class FG
6.246% (12 Month SOFR + 0.865%), due 8/20/68	317,432	311,171
REMIC, Series 2023-H11, Class FC
6.438% (SOFR 30A + 1.10%), due 5/20/73	508,527	510,049
REMIC, Series 2017-H10, Class FB
6.464% (12 Month SOFR + 1.465%), due 4/20/67	184,760	185,109
		7,071,795
Collateralized Debt Obligations (Commercial Real Estate Collateralized Debt Obligations) 1.1%
Arbor Realty Commercial Real Estate Notes Ltd. (a)(b)
Series 2022-FL1, Class A
6.788% (SOFR 30A + 1.45%), due 1/15/37	1,400,000	1,391,287
Series 2021-FL4, Class A
6.826% (1 Month SOFR + 1.464%), due 11/15/36	600,000	595,909
LoanCore Issuer Ltd.
Series 2022-CRE7, Class A
6.888% (SOFR 30A + 1.55%), due 1/17/37 (a)(b)	600,000	592,841
VMC Finance LLC
Series 2022-FL5, Class A
7.238% (SOFR 30A + 1.90%), due 2/18/39 (a)(b)	2,500,000	2,467,535
		5,047,572
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligation) 0.3%
GS Mortgage Securities Corp. Trust
Series 2022-GTWY, Class A
8.762% (1 Month SOFR + 3.40%), due 8/15/39 (a)(b)	$ 1,300,000	$ 1,307,534
Whole Loan (Collateralized Mortgage Obligations) 0.7%
Alternative Loan Trust
Series 2005-29CB, Class A4
5.00%, due 7/25/35	25,127	14,271
Series 2007-1T1, Class 1A1
6.00%, due 3/25/37	525,483	197,977
CHL Mortgage Pass-Through Trust
Series 2007-1, Class A1
6.00%, due 3/25/37	25,285	12,096
Citigroup Mortgage Loan Trust
Series 2007-AR4, Class 1A1A
4.203%, due 3/25/37 (f)	155,798	133,231
Citigroup Mortgage Loan Trust, Inc.
Series 2004-NCM2, Class 1CB1
5.50%, due 8/25/34	117,785	103,719
Eurosail-UK plc (a)
Series 2007-3A, Class A3C
6.269% (SONIA3M IR + 1.069%), due 6/13/45 (b)	GBP 17,255	21,765
Series 2007-3X, Class A3A
6.269% (SONIA3M IR + 1.069%), due 6/13/45	64,715	82,014
Series 2007-3X, Class A3C
6.269% (SONIA3M IR + 1.069%), due 6/13/45	17,254	21,765
GreenPoint Mortgage Funding Trust
Series 2006-AR4, Class A6A
5.83% (1 Month SOFR + 0.474%), due 9/25/46 (a)	$ 57,710	50,812
IndyMac INDX Mortgage Loan Trust (a)
Series 2005-AR12, Class 2A1A
5.95% (1 Month SOFR + 0.594%), due 7/25/35	86,190	78,021
Series 2005-AR14, Class 1A1A
6.03% (1 Month SOFR + 0.674%), due 7/25/35	643,634	460,046
Merrill Lynch Mortgage Investors Trust
Series 2005-A4, Class 1A
4.822%, due 7/25/35 (f)	137,209	62,989
New Residential Mortgage Loan Trust (b)(g)
Series 2019-RPL3, Class A1
2.75%, due 7/25/59	168,089	158,137
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
New Residential Mortgage Loan Trust (b)(g) (continued)
Series 2018-3A, Class A1
4.50%, due 5/25/58	$ 99,379	$ 95,959
OBX Trust
Series 2018-1, Class A2
6.12% (1 Month SOFR + 0.764%), due 6/25/57 (a)(b)	21,650	20,607
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
Series 2005-2, Class M7
7.27% (1 Month SOFR + 1.914%), due 4/25/35 (a)	100,000	95,759
RALI Trust
Series 2006-QH1, Class A1
5.85% (1 Month SOFR + 0.494%), due 12/25/36 (a)	720,427	617,566
Residential Asset Securitization Trust
Series 2006-A10, Class A5
6.50%, due 9/25/36	219,072	73,925
Residential Mortgage Securities 32 plc
Series 32A, Class A
6.445% (SONIA3M IR + 1.25%), due 6/20/70 (a)(b)	GBP 107,032	136,687
Thornburg Mortgage Securities Trust
Series 2004-2, Class A1
6.09% (1 Month SOFR + 0.734%), due 6/25/44 (a)	$ 345,380	314,186
Towd Point Mortgage Funding Granite 4 plc
Series 2019-GR4A, Class A1
6.384% (SONIA3M IR + 1.144%), due 10/20/51 (a)(b)	GBP 399,138	509,344
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2007-HY1, Class A2A
5.79% (1 Month SOFR + 0.434%), due 2/25/37 (a)	$ 352,029	266,298
Series 2006-5, Class 2CB1
6.00%, due 7/25/36	31,550	20,905
		3,548,079
Total Mortgage-Backed Securities (Cost $17,687,928)		16,974,980
	Principal Amount	Value
U.S. Government & Federal Agencies 88.4%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.1%
UMBS Pool, 30 Year
2.00%, due 3/1/52	$ 182,181	$ 148,870
3.00%, due 1/1/52	386,824	342,302
		491,172
Federal National Mortgage Association (Mortgage Pass-Through Securities) 7.9%
FNMA (a)
5.075% (11th District Cost of Funds Index + 1.927%), due 12/1/36	36,302	35,917
6.211% (12 Month Monthly Treasury Average Index + 1.199%), due 6/1/43	98,462	95,284
6.377% (1 Year Treasury Constant Maturity Rate + 2.36%), due 11/1/34	120,666	124,000
UMBS, 30 Year
3.50%, due 7/1/52	279,549	256,506
4.00%, due 8/1/52	445,198	421,096
4.50%, due 7/1/52	561,083	544,059
4.50%, due 3/1/53	487,233	472,449
UMBS, Single Family, 30 Year (h)
4.00%, due 1/25/54 TBA	10,000,000	9,457,422
4.50%, due 1/25/54 TBA	7,000,000	6,785,078
5.00%, due 1/25/54 TBA	9,000,000	8,903,672
6.00%, due 2/25/54 TBA	10,800,000	10,965,796
		38,061,279
United States Treasury Inflation - Indexed Notes 80.4%
U.S. Treasury Inflation Linked Bonds (e)
0.125%, due 2/15/51	5,802,393	3,587,737
0.125%, due 2/15/52 (i)	1,989,432	1,218,144
0.25%, due 2/15/50	3,566,226	2,322,333
0.625%, due 2/15/43	2,382,032	1,859,465
0.75%, due 2/15/42 (i)	7,121,220	5,768,414
0.75%, due 2/15/45	10,112,774	7,900,674
0.875%, due 2/15/47	13,947,620	10,982,523
1.00%, due 2/15/46	7,777,955	6,357,737
1.00%, due 2/15/48	4,751,127	3,830,272
1.00%, due 2/15/49	7,275,005	5,850,720
1.375%, due 2/15/44 (i)	14,376,325	12,841,323
1.50%, due 2/15/53 (i)	2,380,592	2,155,643
1.75%, due 1/15/28	15,015,171	14,921,443
2.00%, due 1/15/26	7,189,642	7,133,084
2.125%, due 2/15/40	4,925,241	5,056,094

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP PIMCO Real Return Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Inflation - Indexed Notes (continued)
U.S. Treasury Inflation Linked Bonds (e) (continued)
2.125%, due 2/15/41	$ 6,785,909	$ 6,965,418
2.375%, due 1/15/25	14,836,971	14,720,457
2.375%, due 1/15/27 (i)	30,513	30,783
2.50%, due 1/15/29	7,494,747	7,746,891
3.375%, due 4/15/32 (i)	566,809	634,027
U.S. Treasury Inflation Linked Notes (e)
0.125%, due 10/15/24	8,634,168	8,445,970
0.125%, due 4/15/25	3,335,164	3,216,014
0.125%, due 10/15/25 (i)	10,316,199	9,919,398
0.125%, due 4/15/26 (i)	4,986,100	4,745,758
0.125%, due 7/15/26	11,051,452	10,529,734
0.125%, due 10/15/26	2,589,662	2,459,001
0.125%, due 4/15/27	12,640,404	11,876,950
0.125%, due 1/15/30 (i)	2,702,598	2,449,258
0.125%, due 7/15/30	18,024,150	16,281,244
0.125%, due 1/15/31	19,430,600	17,341,200
0.125%, due 7/15/31	15,267,602	13,571,205
0.125%, due 1/15/32	23,752,074	20,857,689
0.25%, due 1/15/25	7,274,344	7,060,713
0.25%, due 7/15/29	20,495,882	18,939,713
0.375%, due 7/15/25	12,974,000	12,569,542
0.375%, due 1/15/27	5,069,286	4,817,040
0.375%, due 7/15/27	2,666,451	2,533,522
0.50%, due 4/15/24	9,539,696	9,419,332
0.50%, due 1/15/28	4,754,784	4,498,895
0.625%, due 1/15/26 (i)	5,477,216	5,284,486
0.625%, due 7/15/32 (j)	38,968,624	35,594,797
0.75%, due 7/15/28	15,823,787	15,142,170
0.875%, due 1/15/29	14,000,429	13,397,146
1.125%, due 1/15/33	3,098,640	2,930,997
1.625%, due 10/15/27	10,490,163	10,409,866
		386,174,822
Total U.S. Government & Federal Agencies (Cost $469,102,719)		424,727,273
Total Long-Term Bonds (Cost $574,777,075)		523,537,928

	Shares	Value

Short-Term Investments 58.4%
Affiliated Investment Company 0.2%
MainStay U.S. Government Liquidity Fund, 5.235% (k)	1,122,983	$ 1,122,983

	Principal Amount

Commercial Paper 0.3%
AT&T, Inc.
6.032%, due 3/19/24	$ 1,300,000	1,283,626
Repurchase Agreements 57.8%
BNP Paribas S.A. 5.47%, dated 12/29/23 due 1/3/24 Proceeds at Maturity $60,245,735 (Collateralized by United States Treasury Inflation Protected Bond with a rate of 2.75% and maturity date of 05/31/2029, with a Principal Amount of $64,860,400 and a Market Value of $61,455,942)	60,200,000	60,200,000
BNP Paribas S.A. 5.51%, dated 12/29/23 due 1/3/24 Proceeds at Maturity $36,828,162 (Collateralized by United States Treasury Inflation Protected Bond with a rate of 2.13% and maturity date of 05/15/2025, with a Principal Amount of $38,680,100 and a Market Value of $37,557,105)	36,800,000	36,800,000
BofA Securities, Inc. 5.49%, dated 12/29/23 due 1/3/24 Proceeds at Maturity $60,245,903 (Collateralized by United States Treasury Inflation Protected Bond with a rate of 0.75% and maturity date of 04/30/2026, with a Principal Amount of $66,294,000 and a Market Value of $61,441,383)	60,200,000	60,200,000
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2023†^ (continued)
	Principal Amount	Value
Short-Term Investments (continued)
Repurchase Agreements (continued)
Deutsche Bank Securities Inc.
5.48%, dated 12/29/23
due 1/3/24
Proceeds at Maturity $60,245,819
(Collateralized by United States Treasury Bond with a rate of 3.75% and maturity date of 08/15/2041, with a Principal Amount of $63,555,000 and a Market Value of $61,591,950)	$ 60,200,000	$ 60,200,000
Deutsche Bank Securities Inc. 5.51%, dated 12/29/23 due 1/3/24 Proceeds at Maturity $60,246,070 (Collateralized by United States Treasury Bond with a rate of 1.38% and maturity date of 02/15/2044, with a Principal Amount of $68,204,860 and a Market Value of $61,901,218)	60,200,000	60,200,000
Total Repurchase Agreements (Cost $277,600,000)		277,600,000
Treasury Debt 0.1%
Hungary Treasury Bill
10.678%, due 1/4/24 (l)	HUF 233,000,000	671,637
Total Short-Term Investments (Cost $280,682,562)		280,678,246
Total Investments (Cost $855,459,637)	167.4%	804,216,174
Other Assets, Less Liabilities	(67.4)	(323,695,386)
Net Assets	100.0%	$ 480,520,788

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Floating rate—Rate shown was the rate in effect as of December 31, 2023.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2023.
(d)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(f)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2023.
(g)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2023.
(h)	TBA—Security purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2023, the total net market value was $36,111,968, which represented 7.5% of the Portfolio’s net assets. All or a portion of this security is a part of a mortgage dollar roll agreement.
(i)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for future, swap, foreign currency forward contracts and repurchase agreement.
(j)	Delayed delivery security.
(k)	Current yield as of December 31, 2023.
(l)	Interest rate shown represents yield to maturity.

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 4,226	$ 75,984	$ (79,087)	$ —	$ —	$ 1,123	$ 43	$ —	1,123
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP PIMCO Real Return Portfolio

Foreign Currency Forward Contracts
As of December 31, 2023, the Portfolio held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
DKK	4,870,000	USD	715,289	BNP Paribas S.A.	1/9/24	$ 6,117
DKK	2,025,000	USD	298,255	BNP Paribas S.A.	1/9/24	1,714
NZD	255,861	USD	155,897	Bank of America N.A.	1/9/24	5,847
Total Unrealized Appreciation						13,678
USD	809,177	CAD	1,095,000	Barclays Capital	1/9/24	(17,287)
USD	4,368,217	DKK	29,774,485	Barclays Capital	1/9/24	(42,361)
USD	3,309,491	DKK	22,436,516	BNP Paribas S.A.	1/9/24	(14,093)
USD	448,497	DKK	3,060,000	Morgan Stanley & Co. International	1/9/24	(4,790)
USD	1,116,572	EUR	1,023,000	Barclays Capital	1/9/24	(13,029)
USD	829,864	EUR	768,000	BNP Paribas S.A.	1/9/24	(18,165)
USD	32,924,194	EUR	29,955,000	Morgan Stanley & Co. International	1/9/24	(152,255)
USD	1,065,483	EUR	985,000	Morgan Stanley & Co. International	1/9/24	(22,158)
USD	3,445	GBP	2,725	Barclays Capital	1/9/24	(29)
USD	746,366	GBP	591,275	BNP Paribas S.A.	1/9/24	(7,327)
USD	35,195	HUF	12,327,115	BNP Paribas S.A.	1/4/24	(334)
USD	35,195	HUF	12,345,769	BNP Paribas S.A.	1/4/24	(387)
USD	106,792	HUF	37,482,924	BNP Paribas S.A.	1/4/24	(1,239)
USD	35,195	HUF	12,327,115	JPMorgan Chase Bank N.A.	1/4/24	(333)
USD	165,953	HUF	58,349,075	JPMorgan Chase Bank N.A.	1/4/24	(2,218)
USD	9,690	HUF	3,412,334	JPMorgan Chase Bank N.A.	1/4/24	(145)
USD	80,974	HUF	28,336,851	JPMorgan Chase Bank N.A.	1/4/24	(697)
USD	80,974	HUF	28,324,705	JPMorgan Chase Bank N.A.	1/4/24	(662)
USD	113,208	HUF	39,870,726	JPMorgan Chase Bank N.A.	1/4/24	(1,705)
USD	1	HUF	352	Morgan Stanley & Co. International	1/4/24	—
USD	4,081,167	JPY	602,253,733	Bank of America N.A.	1/9/24	(194,178)
USD	2,395,065	JPY	351,162,514	BNP Paribas S.A.	1/9/24	(97,806)
USD	1,551,767	JPY	228,775,301	Morgan Stanley & Co. International	1/9/24	(72,288)
USD	80,119	JPY	11,800,000	Morgan Stanley & Co. International	1/9/24	(3,649)
USD	196,119	JPY	27,900,000	Morgan Stanley & Co. International	1/9/24	(1,941)
USD	741,702	PEN	2,817,356	Bank of America N.A.*	3/20/24	(18,040)
Total Unrealized Depreciation						(687,116)
Net Unrealized Depreciation						$ (673,438)

*	Non-deliverable forward.
1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.
Futures Contracts
As of December 31, 2023, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
Euro-Bobl	1	March 2024	$ 131,723	$ 131,679	$ (44)
Euro-Bund	102	March 2024	14,991,536	15,451,370	459,834
U.S. Treasury 2 Year Notes	12	March 2024	2,447,454	2,470,969	23,515
U.S. Treasury 5 Year Notes	307	March 2024	32,814,105	33,393,445	579,340
U.S. Treasury 10 Year Ultra Bonds	262	March 2024	29,695,893	30,920,094	1,224,201
Total Long Contracts					2,286,846
Short Contracts
Euro-BTP	(58)	March 2024	(6,771,147)	(6,828,704)	(57,557)
Euro-BTP	(30)	March 2024	(3,818,301)	(3,946,069)	(127,768)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments December 31, 2023†^ (continued)
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Euro-Buxl	(32)	March 2024	$ (4,609,474)	$ (5,006,457)	$ (396,983)
Euro-OAT	(31)	March 2024	(4,375,402)	(4,500,594)	(125,192)
Euro-Schatz	(566)	March 2024	(66,181,336)	(66,573,120)	(391,784)
U.S. Treasury 10 Year Notes	(492)	March 2024	(53,821,370)	(55,542,187)	(1,720,817)
U.S. Treasury Long Bonds	(18)	March 2024	(2,088,817)	(2,248,875)	(160,058)
U.S. Treasury Ultra Bonds	(121)	March 2024	(14,930,880)	(16,164,844)	(1,233,964)
Total Short Contracts					(4,214,123)
Net Unrealized Depreciation					$ (1,927,277)

1.	As of December 31, 2023, cash in the amount of $1,031,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2023.
As of December 31, 2023, the Portfolio held the following options agreements:
Written Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Call-Cap-OTC USA Non-Revised Consumer Price Index- Urban (CPI-U), American Style -Call	JPMorgan Chase Bank N.A.	$ 238.643	Maximum of [0, Final Index/Initial Index - (1 + 4.00%10)]	5/16/24	300,000	$ 300,000	$ (77)	$ (84,979)
Written Options on Futures Contracts
Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Call-3 Month Euro Euribor	ICE Clear Europe	$ 96.75	4/12/24	(173)	EUR (432,500)	$ (117,959)	$ (116,977)
As of December 31, 2023, the Portfolio held the following swaptions agreements:
Written Swaptions
Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Put-2-Year Interest Rate Swap	Barclays Capital	$ 3.15	10/6/25	(22,700,000)	EUR (22,700,000)	$ (262,860)	$ (94,782)

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Call-2-Year Interest Rate Swap	Barclays Capital	$ 3.15	10/6/25	(22,700,000)	EUR (22,700,000)	$ (262,860)	$ (592,256)
Call-2-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	4.76	1/16/24	(17,300,000)	$ (17,300,000)	(79,580)	(243,357)
Call-2-Year Interest Rate Swap	BNP Paribas S.A.	4.70	2/13/24	(17,600,000)	(17,600,000)	(76,824)	(260,497)
Call-2-Year Interest Rate Swap	Barclays Capital	3.90	3/20/24	(19,600,000)	(19,600,000)	(93,590)	(109,174)
						$ (512,854)	$(1,205,284)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP PIMCO Real Return Portfolio

Swap Contracts
As of December 31, 2023, the Portfolio held the following centrally cleared interest rate swap agreements1:
Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
$ 27,100,000	USD	10/31/25	1 day SOFR	Fixed 4.61%	Annually/Annually	$ —	$ 203,482	$ 203,482
53,300,000	USD	12/20/25	Fixed 4.25%	1 day SOFR	Annually/Annually	68,136	(151,049)	(219,185)
9,800,000	USD	12/22/25	Fixed 4.87%	1 day SOFR	Annually/Annually	—	(142,065)	(142,065)
9,800,000	USD	3/22/26	1 day SOFR	Fixed 3.90%	Annually/Annually	—	16,374	16,374
14,000,000	JPY	9/20/27	Fixed 0.30%	1 day TONAR + 0.06%	Semi-Annually/Semi-Annually	(1,754)	445	2,199
50,000,000	JPY	3/20/28	Fixed 0.30%	1 day TONAR + 0.06%	Semi-Annually/Semi-Annually	(6,870)	2,414	9,284
420,000,000	JPY	9/14/28	Fixed 0.55%	1 day TONAR	Annually/Annually	(4,584)	(14,640)	(10,056)
106,980,000	JPY	3/20/29	Fixed 0.45%	1 day TONAR + 0.06%	Semi-Annually/Semi-Annually	(25,484)	3,806	29,290
386,000,000	JPY	12/15/31	Fixed 0.50%	1 day TONAR	Annually/Annually	413	46,213	45,800
5,900,000	EUR	8/15/32	6 month EURIBOR	Fixed 2.88%	Semi-Annually/Annually	—	209,319	209,319
15,800,000	USD	2/13/34	1 day SOFR	Fixed 3.09%	Annually/Annually	(122,180)	(466,022)	(343,842)
30,870,000	EUR	3/20/34	6 month EURIBOR	Fixed 3.00%	Semi-Annually/Annually	(586,618)	1,629,758	2,216,376
1,400,000	EUR	11/4/52	Fixed 0.19%	6 month EURIBOR	Annually/Semi-Annually	—	688,991	688,991
7,000,000	USD	2/13/54	Fixed 2.87%	1 day SOFR	Annually/Annually	134,233	557,059	422,826
11,590,000	EUR	3/20/54	Fixed 2.75%	6 month EURIBOR	Annually/Semi-Annually	395,637	(1,204,966)	(1,600,603)
						$ (149,071)	$ 1,379,119	$ 1,528,190
As of December 31, 2023, the Portfolio held the following centrally cleared inflation swap agreements1:
Notional Amount	Currency	Expiration Date	Payments Made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
$ 2,800,000	EUR	3/15/24	Fixed 1.03%	1 Month FRCPI	At Maturity	$ (2,636)	$ 263,604	$ 266,240
2,000,000	USD	9/8/24	1 Month USD-CPI	Fixed 2.51%	At Maturity	—	2,123	2,123
1,700,000	USD	9/12/24	1 Month USD-CPI	Fixed 2.56%	At Maturity	—	2,823	2,823
1,200,000	USD	9/12/24	1 Month USD-CPI	Fixed 2.565%	At Maturity	—	2,051	2,051
200,000	EUR	9/15/24	1 Month EUR-CPI	Fixed 3.52%	At Maturity	(158)	(1,282)	(1,124)
1,200,000	EUR	9/15/24	1 Month EUR-CPI	Fixed 3.72%	At Maturity	(806)	(2,338)	(1,532)
5,400,000	USD	2/26/26	Fixed 2.314%	1 Month USD-CPI	At Maturity	84,391	532,245	447,854
2,700,000	USD	3/5/26	Fixed 2.419%	1 Month USD-CPI	At Maturity	34,949	250,924	215,975
2,200,000	USD	5/13/26	Fixed 2.768%	1 Month USD-CPI	At Maturity	5,720	156,925	151,205
1,000,000	USD	5/14/26	Fixed 2.813%	1 Month USD-CPI	At Maturity	1,348	68,908	67,560
1,250,000	USD	5/25/26	Fixed 2.703%	1 Month USD-CPI	At Maturity	4,742	91,743	87,001
500,000	USD	6/1/26	Fixed 2.69%	1 Month USD-CPI	At Maturity	1,919	36,684	34,765
500,000	EUR	5/15/27	Fixed 3.13%	1 Month EUR-CPI	At Maturity	—	5,515	5,515
800,000	EUR	6/15/27	1 Month EUR-CPI	Fixed 1.36%	At Maturity	2,143	(129,827)	(131,970)
1,000,000	EUR	3/15/28	1 Month EUR-CPI	Fixed 1.535%	At Maturity	16,965	(148,072)	(165,037)
770,000	USD	5/9/28	1 Month USD-CPI	Fixed 2.36%	At Maturity	(5,851)	(64,588)	(58,737)
510,000	USD	5/9/28	1 Month USD-CPI	Fixed 2.353%	At Maturity	(4,159)	(43,183)	(39,024)
300,000	USD	8/26/28	Fixed 2.573%	1 Month USD-CPI	At Maturity	—	17,724	17,724
500,000	USD	9/10/28	Fixed 2.645%	1 Month USD-CPI	At Maturity	—	25,707	25,707
2,600,000	USD	11/4/29	1 Month USD-CPI	Fixed 1.76%	At Maturity	(156,723)	(392,696)	(235,973)
2,200,000	USD	5/19/30	1 Month USD-CPI	Fixed 1.28%	At Maturity	(219,849)	(434,218)	(214,369)
4,500,000	EUR	3/15/31	1 Month EUR-CPI	Fixed 1.38%	At Maturity	(113,521)	(953,593)	(840,072)
800,000	EUR	5/15/32	Fixed 2.60%	1 Month EUR-CPI	At Maturity	6,531	15,368	8,837
800,000	EUR	5/15/32	Fixed 2.60%	1 Month EUR-CPI	At Maturity	394	15,368	14,974
800,000	EUR	6/15/32	Fixed 2.72%	1 Month EUR-CPI	At Maturity	1,314	(9,398)	(10,712)
1,000,000	EUR	6/15/32	Fixed 2.72%	1 Month EUR-CPI	At Maturity	(8,117)	(11,748)	(3,631)
700,000	EUR	6/15/32	Fixed 2.57%	1 Month EUR-CPI	At Maturity	—	3,904	3,904
800,000	EUR	7/15/32	Fixed 2.47%	1 Month EUR-CPI	At Maturity	—	13,047	13,047
200,000	EUR	3/15/33	Fixed 1.71%	1 Month EUR-CPI	At Maturity	(9,472)	31,545	41,017
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments December 31, 2023†^ (continued)
Notional Amount	Currency	Expiration Date	Payments Made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
$ 700,000	EUR	11/15/33	1 Month EUR-CPI	Fixed 2.356%	At Maturity	$ —	$ 16,660	$ 16,660
1,000,000	EUR	11/15/33	1 Month EUR-CPI	Fixed 2.39%	At Maturity	967	27,495	26,528
1,000,000	EUR	11/15/33	1 Month EUR-CPI	Fixed 2.356%	At Maturity	(2,612)	23,800	26,412
900,000	EUR	11/15/33	1 Month EUR-CPI	Fixed 2.363%	At Maturity	—	22,055	22,055
1,680,000	EUR	5/15/37	1 Month EUR-CPI	Fixed 2.488%	At Maturity	—	(47,689)	(47,689)
400,000	EUR	3/15/52	1 Month EUR-CPI	Fixed 2.59%	At Maturity	(9,852)	(14,507)	(4,655)
100,000	EUR	3/15/52	1 Month EUR-CPI	Fixed 2.58%	At Maturity	—	(3,991)	(3,991)
100,000	EUR	3/15/52	1 Month EUR-CPI	Fixed 2.58%	At Maturity	113	(3,991)	(4,104)
100,000	EUR	4/15/52	1 Month EUR-CPI	Fixed 2.55%	At Maturity	122	(3,583)	(3,705)
1,000,000	EUR	4/15/53	1 Month EUR-CPI	Fixed 2.7%	At Maturity	6,530	88,423	81,893
400,000	EUR	9/15/53	1 Month EUR-CPI	Fixed 2.763%	At Maturity	—	44,497	44,497
300,000	EUR	9/15/53	1 Month EUR-CPI	Fixed 2.763%	At Maturity	836	33,373	32,537
200,000	EUR	9/15/53	1 Month EUR-CPI	Fixed 2.763%	At Maturity	1,769	22,249	20,480
100,000	EUR	10/15/53	1 Month EUR-CPI	Fixed 2.736%	At Maturity	—	10,325	10,325
300,000	EUR	10/15/53	1 Month EUR-CPI	Fixed 2.736%	At Maturity	3,901	30,975	27,074
300,000	EUR	10/15/53	1 Month EUR-CPI	Fixed 2.682%	At Maturity	—	25,036	25,036
300,000	EUR	11/15/53	Fixed 2.62%	1 Month EUR-CPI	At Maturity	—	(18,777)	(18,777)
300,000	EUR	11/15/53	Fixed 2.548%	1 Month EUR-CPI	At Maturity	(925)	(11,092)	(10,167)
						$ (360,027)	$ (413,477)	$ (53,450)
Open OTC debt total return swap agreements as of December 31, 2023 were as follows2:
Swap Counterparty	Reference Obligation	Floating Rate[3]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[4]	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.125%, 01/15/2030	1 day SOFR + 0.15%	2/23/24	Daily	$ 15,000	$ (104,764)
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.125%, 04/15/2025	1 day SOFR	1/16/24	Daily	5,000	13,119
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.125%, 07/15/2031	1 day SOFR	1/16/24	Daily	10,000	542,753
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.125%, 07/15/2031	1 day SOFR + 0.15%	2/23/24	Daily	10,000	(93,405)
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.125%, 10/15/2024	1 day SOFR	1/16/24	Daily	5,000	(848)
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.125%, 10/15/2026	1 day SOFR	1/16/24	Daily	25,000	411,615
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.25%, 01/15/2025	1 day SOFR	1/16/24	Daily	5,000	2,006
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.375%, 01/15/2027	1 day SOFR	1/16/24	Daily	10,000	218,780
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.375%, 07/15/2027	1 day SOFR	1/16/24	Daily	10,000	265,947
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.50%, 01/15/2028	1 day SOFR + 5.57%	1/9/24	Daily	15,000	328,861
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.625%, 01/15/2026	1 day SOFR	1/9/24	Daily	5,000	50,414
						$ 1,634,478
1.	As of December 31, 2023, cash in the amount of $828,000 was on deposit with a broker for centrally cleared swap agreements.
2.	As of December 31, 2023, cash in the amount $1,290,000 was due to broker for OTC debt total return swap agreements.
3.	Portfolio pays or receives the floating rate and receives or pays the total return of the referenced entity.
4.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP PIMCO Real Return Portfolio

Abbreviation(s):
BTP—Buoni del Tesoro Poliennali (Eurex Exchange index)
CAD—Canada Dollar
CLO—Collateralized Loan Obligation
CPI—Consumer Price Index
DKK—Denmark Krone
EUR—Euro
EURIBOR—Euro Interbank Offered Rate
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FRCPI—France Consumer Price Index
GBP—British Pound Sterling
GNMA—Government National Mortgage Association
HUF—Hungarian Forint
JPY—Japanese Yen
NZD—New Zealand Dollar
PEN—Peru Nuevo Sol
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
SONIA—Sterling Overnight Interbank Average Rate
SONIA3M IR—Sterling Overnight Interbank Average 3 Month Index Rate
TBA—To Be Announced
TONAR—Tokyo Overnight Average Rate
UMBS—Uniform Mortgage Backed Securities
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments December 31, 2023†^ (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 40,308,080	$ —	$ 40,308,080
Corporate Bonds	—	7,840,082	—	7,840,082
Foreign Government Bonds	—	33,687,513	—	33,687,513
Mortgage-Backed Securities	—	16,974,980	—	16,974,980
U.S. Government & Federal Agencies	—	424,727,273	—	424,727,273
Total Long-Term Bonds	—	523,537,928	—	523,537,928
Short-Term Investments
Affiliated Investment Company	1,122,983	—	—	1,122,983
Commercial Paper	—	1,283,626	—	1,283,626
Repurchase Agreements	—	277,600,000	—	277,600,000
Treasury Debt	—	671,637	—	671,637
Total Short-Term Investments	1,122,983	279,555,263	—	280,678,246
Total Investments in Securities	1,122,983	803,093,191	—	804,216,174
Other Financial Instruments (b)
Foreign Currency Forward Contracts	—	13,678	—	13,678
Futures Contracts	2,286,890	—	—	2,286,890
Interest Rate Swap Contracts	—	3,843,941	—	3,843,941
Inflation Swap Contracts	—	1,741,819	—	1,741,819
OTC Debt Total Return Swap Contracts	—	1,833,495	—	1,833,495
Total Other Financial Instruments	2,286,890	7,432,933	—	9,719,823
Total Investments in Securities and Other Financial Instruments	$ 3,409,873	$ 810,526,124	$ —	$ 813,935,997
Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$ —	$ (687,116)	$ —	$ (687,116)
Futures Contracts (b)	(4,214,167)	—	—	(4,214,167)
Written Options	—	(1,502,022)	—	(1,502,022)
Interest Rate Swap Contracts (b)	—	(2,315,751)	—	(2,315,751)
Inflation Swap Contracts (b)	—	(1,795,269)	—	(1,795,269)
OTC Debt Total Return Swap Contracts (b)	—	(199,017)	—	(199,017)
Total Other Financial Instruments	$ (4,214,167)	$ (6,499,175)	$ —	$ (10,713,342)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP PIMCO Real Return Portfolio

Sale-Buyback Transactions:
Counterparty	Borrowing Rate (a)	Borrowing Date	Maturity Date	Amount Borrowed (a)	Payable for Sale-Buyback Transcations (b)
BNP Paribas S.A.	5.53%	12/19/2023	1/10/2024	$ 10,046,379	$ 10,030,748
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	14,761,756	14,759,419
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	6,220,073	6,219,003
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	14,747,340	14,744,749
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	7,508,813	7,507,632
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	4,453,502	4,452,787
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	5,869,482	5,868,535
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	5,594,012	5,592,884
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	1,058,377	1,058,146
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	11,972,070	11,969,806
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	7,246,334	7,244,767
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	5,389,588	5,388,529
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	10,192,049	10,189,972
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	3,066,240	3,065,627
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	2,397,490	2,396,985
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	3,554,523	3,553,783
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	12,906,146	12,903,585
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	18,965,173	18,961,017
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	6,320,413	6,319,029
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	5,020,104	5,019,054
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	9,803,642	9,801,440
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	3,644,174	3,643,379
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	12,612,615	12,609,895
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	14,154,204	14,151,351
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	8,221,562	8,219,829
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	2,174,290	2,173,802
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	2,301,233	2,300,725
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	16,318,903	16,315,239
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	7,994,656	7,992,888
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	16,949,373	16,945,534
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	3,354,759	3,354,012
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	13,314,783	13,311,864
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	2,141,480	2,141,017
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	20,548,410	20,543,839
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	11,282,887	11,280,412
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	25,308,562	25,303,289
BNP Paribas S.A.	5.57	12/22/2023	1/3/2024	10,358,720	10,356,876
BNP Paribas S.A.	5.71	12/27/2023	1/4/2024	2,840,046	2,838,541
				$340,614,163	$340,529,989
(a) During the year ended December 31, 2023, the Portfolio’s average amount of borrowing was $24,493,107 at a weighted average interest rate of 4.97%.
(b) Payable for sale-buyback transactions includes $(84,174) of deferred price drop.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statement of Assets and Liabilities as of December 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $576,736,654)	$ 525,493,191
Investment in affiliated investment companies, at value (identified cost $1,122,983)	1,122,983
Repurchase agreements, at value (amortized cost $277,600,000)	277,600,000
Cash	9,503
Cash denominated in foreign currencies (identified cost $1,616,648)	1,170,219
Cash collateral on deposit at broker for futures contracts	1,031,000
Cash collateral on deposit at broker for swap contracts	828,000
Due from custodian	1,200,854
Receivables:
Investment securities sold	337,548,526
Interest	1,739,994
Variation margin on futures contracts	384,496
Portfolio shares sold	142,170
Variation margin on centrally cleared swap contracts	134,154
Unrealized appreciation on OTC swap contracts	1,833,495
Unrealized appreciation on foreign currency forward contracts	13,678
Other assets	2,673
Total assets	1,150,254,936
Liabilities
Written options, at value (premiums received $893,750)	1,502,022
Cash collateral due to broker for swaps contracts	1,290,000
Cash collateral due to broker for TBA	931,000
Payables:
Sale buyback transactions	340,529,989
Investment securities purchased	323,944,368
Portfolio shares redeemed	228,155
Manager (See Note 3)	194,968
Custodian	91,319
NYLIFE Distributors (See Note 3)	73,210
Professional fees	62,810
Shareholder communication	44
Accrued expenses	130
Unrealized depreciation on OTC swap contracts	199,017
Unrealized depreciation on foreign currency forward contracts	687,116
Total liabilities	669,734,148
Net assets	$ 480,520,788
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 61,921
Additional paid-in-capital	599,316,010
599,377,931
Total distributable earnings (loss)	(118,857,143)
Net assets	$ 480,520,788
Initial Class
Net assets applicable to outstanding shares	$ 134,068,341
Shares of beneficial interest outstanding	17,240,881
Net asset value per share outstanding	$ 7.77
Service Class
Net assets applicable to outstanding shares	$ 346,452,447
Shares of beneficial interest outstanding	44,680,350
Net asset value per share outstanding	$ 7.75

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP PIMCO Real Return Portfolio

Statement of Operations for the year ended December 31, 2023
Investment Income (Loss)
Income
Interest	$ 24,682,942
Dividends-affiliated	43,452
Securities lending, net	69
Other	88,029
Total income	24,814,492
Expenses
Manager (See Note 3)	2,448,592
Interest expense	1,234,517
Distribution/Service—Service Class (See Note 3)	902,808
Custodian	234,195
Professional fees	180,104
Trustees	12,855
Shareholder communication	6,887
Miscellaneous	12,359
Total expenses before waiver/reimbursement	5,032,317
Expense waiver/reimbursement from Manager (See Note 3)	(299,482)
Reimbursement from prior custodian(a)	(42,322)
Net expenses	4,690,513
Net investment income (loss)	20,123,979
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(9,968,070)
Futures transactions	2,082,859
Swap transactions	(4,874,297)
Foreign currency transactions	(2,313,165)
Foreign currency forward transactions	(1,173,534)
Written option transactions	865,773
Net realized gain (loss)	(15,380,434)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	9,352,941
Futures contracts	(3,794,502)
Swap contracts	6,285,978
Foreign currency forward contracts	1,119,847
Translation of other assets and liabilities in foreign currencies	(432,867)
Written option contracts	(715,399)
Net change in unrealized appreciation (depreciation)	11,815,998
Net realized and unrealized gain (loss)	(3,564,436)
Net increase (decrease) in net assets resulting from operations	$ 16,559,543

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statements of Changes in Net Assets
for the years ended December 31, 2023 and December 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 20,123,979	$ 37,910,942
Net realized gain (loss)	(15,380,434)	4,414,215
Net change in unrealized appreciation (depreciation)	11,815,998	(107,138,056)
Net increase (decrease) in net assets resulting from operations	16,559,543	(64,812,899)
Distributions to shareholders:
Initial Class	(11,335,518)	(6,510,777)
Service Class	(29,658,529)	(22,747,983)
Total distributions to shareholders	(40,994,047)	(29,258,760)
Capital share transactions:
Net proceeds from sales of shares	53,122,871	102,583,407
Net asset value of shares issued to shareholders in reinvestment of distributions	40,994,047	29,258,760
Cost of shares redeemed	(83,054,069)	(135,760,697)
Increase (decrease) in net assets derived from capital share transactions	11,062,849	(3,918,530)
Net increase (decrease) in net assets	(13,371,655)	(97,990,189)
Net Assets
Beginning of year	493,892,443	591,882,632
End of year	$480,520,788	$ 493,892,443
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP PIMCO Real Return Portfolio

Statement of Cash Flows
for the year ended December 31, 2023
Cash Flows From (Used in) Operating Activities:
Net increase in net assets resulting from operations	$ 16,559,543
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Long term investments purchased	(414,768,808)
Long term investments sold	403,768,878
Purchase of short term investments, net	(239,741,065)
Sale of affiliated investments, net	3,102,829
Amortization (accretion) of discount and premium, net	(12,944,460)
Increase in due from custodian	(1,200,854)
Increase in investment securities sold receivable	(54,992,297)
Increase in interest receivable	(74,268)
Decrease in securities lending	141
Decrease in other assets	4,355
Decrease in unrealized appreciation for open forward foreign currency contracts	30,432
Increase in premiums from written options	645,419
Increase in cash collateral due to broker for TBA	931,000
Increase in cash collateral due to broker for swap contracts	1,290,000
Increase in investment securities purchased payable	309,974,433
Decrease in due to NYLIFE Distributors	(7,086)
Increase in professional fees payable	18,384
Increase in custodian payable	59,354
Decrease in shareholder communication payable	(26,511)
Increase in due to manager	11,244
Decrease in variation margin on centrally cleared swap contracts	151,772
Decrease in variation margin on futures contracts	(1,394,494)
Decrease in unrealized depreciation for open forward foreign currency contracts	(1,150,279)
Decrease in accrued expenses	(8,729)
Increase in unrealized appreciation on OTC swap contracts	(1,661,695)
Decrease in unrealized depreciation on OTC swap contracts	(751,183)
Net realized loss from investments	9,968,070
Net change in unrealized (appreciation) depreciation on unaffiliated investments	(9,352,941)
Net change in unrealized (appreciation) depreciation on written options	715,399
Net cash from operating activities	9,156,583
Cash Flows From (Used in) Financing Activities:
Proceeds from shares sold	53,033,222
Payment on shares redeemed	(82,935,865)
Proceeds on sale-buyback transactions	1,738,712,481
Payments from sale-buyback transactions	(1,719,307,068)
Net cash used in financing activities	(10,497,230)
Effect of exchange rate changes on cash	(353,281)
Net decrease in cash	(1,693,928)
Cash, restricted cash and foreign currency at beginning of year	4,732,650
Cash, restricted cash and foreign currency at end of year	$ 3,038,722
Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $40,994,047.

Supplemental disclosure of cash flow information:
The following tables provide a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of the such amounts shown on the Statement of Cash Flows:
Cash and restricted cash at beginning of year
Cash	$ 38,705
Cash denominated in foreign currencies	1,844,945
Cash collateral on deposit at broker for futures contracts	2,288,000
Cash collateral on deposit at broker for swap contracts	291,000
Cash collateral on deposit at broker for sale-buyback transactions	270,000
Total cash and restricted cash shown in the Statement of Cash Flows	$4,732,650
Cash and restricted cash at end of year
Cash	$ 9,503
Cash denominated in foreign currencies	1,170,219
Cash collateral on deposit at broker for futures contracts	1,031,000
Cash collateral on deposit at broker for swap contracts	828,000
Total cash and restricted cash shown in the Statement of Cash Flows	$3,038,722
Restricted cash consists of cash that has been segregated to cover the Portfolio’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as cash collateral on deposit at brokers.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.23	$ 9.92	$ 9.47	$ 8.63	$ 8.20
Net investment income (loss) (a)	0.35	0.68	0.50	0.12	0.20
Net realized and unrealized gain (loss)	(0.09)	(1.82)	—	0.91	0.51
Total from investment operations	0.26	(1.14)	0.50	1.03	0.71
Less distributions:
From net investment income	(0.72)	(0.55)	(0.05)	(0.19)	(0.28)
Net asset value at end of year	$ 7.77	$ 8.23	$ 9.92	$ 9.47	$ 8.63
Total investment return (b)	3.72%	(11.45)%	5.36%(c)	11.93%(c)	8.56%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.31%(d)	7.42%	5.20%	1.27%	2.35%
Net expenses (e)	0.77%(f)	0.71%	0.55%	0.78%	1.65%
Expenses (before waiver/reimbursement) (e)	0.84%	0.76%	0.59%	0.83%	1.71%
Interest expense and fees	0.25%	0.18%	0.02%	0.25%	1.09%
Portfolio turnover rate	81%	71%	125%(g)	199%(g)	187%(g)
Net assets at end of year (in 000's)	$ 134,068	$ 119,313	$ 139,038	$ 48,479	$ 48,707

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 4.30%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 0.78%.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 42%, 128% and 139% for the years ended December 31, 2021, 2020 and 2019, respectively.

	Year Ended December 31,
Service Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.20	$ 9.89	$ 9.44	$ 8.61	$ 8.19
Net investment income (loss) (a)	0.33	0.66	0.44	0.09	0.18
Net realized and unrealized gain (loss)	(0.08)	(1.82)	0.04	0.91	0.50
Total from investment operations	0.25	(1.16)	0.48	1.00	0.68
Less distributions:
From net investment income	(0.70)	(0.53)	(0.03)	(0.17)	(0.26)
Net asset value at end of year	$ 7.75	$ 8.20	$ 9.89	$ 9.44	$ 8.61
Total investment return (b)	3.46%	(11.68)%	5.12%	11.61%(c)	8.30%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.04%(d)	7.27%	4.58%	1.04%	2.14%
Net expenses (e)	1.02%(f)	0.96%	0.80%	1.03%	1.89%
Expenses (before waiver/reimbursement) (e)	1.09%	1.01%	0.84%	1.08%	1.96%
Interest expense and fees	0.25%	0.18%	0.02%	0.25%	1.09%
Portfolio turnover rate	81%	71%	125%(g)	199%(g)	187%(g)
Net assets at end of year (in 000's)	$ 346,452	$ 374,580	$ 452,844	$ 433,668	$ 343,332

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 4.03%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 1.03%.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 42%, 128% and 139% for the years ended December 31, 2021, 2020 and 2019, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP PIMCO Real Return Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP PIMCO Real Return Portfolio (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. However, due to its principal investment strategies and investment processes, the Portfolio has historically operated as a "diversified" portfolio. Therefore, the Portfolio will not operate as "non-diversified" portfolio without first obtaining shareholder approval.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek maximum real return, consistent with preservation of real capital and prudent investment management.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation

31

Notes to Financial Statements (continued)
Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. These securities are generally categorized as Level 1 (exchanged-traded) or Level 2 (OTC) in the hierarchy.

32	MainStay VP PIMCO Real Return Portfolio

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
33

Notes to Financial Statements (continued)
(E) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging  techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio.
(I) Swap Contracts. The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio's current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the

34	MainStay VP PIMCO Real Return Portfolio

amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, leverage, liquidity, operational, counterparty and legal/documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions, among other risks.
Total Return Swaps: Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.
Inflation Swaps: Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.
Interest Rate Swaps : An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often Secured Overnight Financing Rate ("SOFR")). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.
(J) Foreign Currency Forward Contracts. The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the
35

Notes to Financial Statements (continued)
Statement of Assets and Liabilities, including counterparty risk, market risk, leverage risk, operational risk, legal risk and liquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Liquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Liquidity risk also can arise when forward currency contracts create margin or settlement payment obligations for the Portfolio. Leverage risk is the risk that a foreign currency forward contract can magnify the Portfolio's gains and losses. Operational risk refers to risk related to potential operational issues (including documentation issues, settlement issues, systems failures, inadequate controls and human error), and legal risk refers to insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a foreign currency forward contract. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio's assets. Moreover, there may be an imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.
(K) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(L) Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.
Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio's custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.
(M) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the

36	MainStay VP PIMCO Real Return Portfolio

securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(N) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(O) Options Contracts. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. Entering into options contracts involves leverage risk, liquidity risk, counterparty risk, market risk, operational risk and legal risk. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.
The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.
The Portfolio may purchase or write foreign currency options. Purchasing a foreign currency option gives the Portfolio the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Portfolio to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option include the risk that the Portfolio may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option include the risk that if the value of the referenced foreign currency increases, and if the option is exercised, the Portfolio must either acquire the referenced foreign currency at the then higher price for delivery or, if the Portfolio already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.
The Portfolio may purchase or write option on exchanged-traded futures contracts (“Futures Option”) to hedge an existing position or futures investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.
The Portfolio may purchase or write inflation-capped options to enhance returns or for hedging opportunities. An inflation-capped option pays out if inflation exceeds a certain level over a specified period of time. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. When the Portfolio writes an inflation-capped option, an amount equal to
37

Notes to Financial Statements (continued)
the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.
(P) Sale-Buybacks.  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’ in accordance with Rule 18f-4 under the 1940 Act. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop”. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio.
(Q) Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Portfolio has sold a security it owns on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.
(R) Treasury Inflation-Protected Securities.  The Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”) which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statement of Operations. TIPS are subject to interest rate risk.
(S) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Portfolio primarily invests in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(T) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a

38	MainStay VP PIMCO Real Return Portfolio

counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(U) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(V) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio wrote or purchased options to enhance returns or to hedge an existing position or future investment.
The Portfolio entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values.
The Portfolio entered into total return swap contracts to seek to enhance returns or reduce the risk of loss by hedging certain of the Portfolio's holdings. These derivatives are not accounted for as hedging instruments.
The Portfolio utilizes interest rate and inflation swap agreements to manage its exposure to interest rate and inflation risk.
The Portfolio entered into foreign currency forward contracts to to hedge the currency exposure associated with some or all of the Portfolio's securities or as a part of an investment strategy.
Fair value of derivative instruments as of December 31, 2023:
Asset Derivatives	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$ —	$2,286,890	$2,286,890
OTC Swap Contracts - Unrealized appreciation on OTC swap contracts	—	1,833,495	1,833,495
Centrally Cleared Swap Contracts - Net Assets—Net unrealized appreciation on swap contracts (b)	—	5,585,760	5,585,760
Forward Contracts - Unrealized appreciation on foreign currency forward contracts	13,678	—	13,678
Total Fair Value	$13,678	$9,706,145	$9,719,823

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

39

Notes to Financial Statements (continued)
Liability Derivatives	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Written Options - Investments in written options, at value	$ —	$ (1,502,022)	$ (1,502,022)
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	—	(4,214,167)	(4,214,167)
OTC Swap Contracts - Unrealized depreciation on OTC swap contracts	—	(199,017)	(199,017)
Centrally Cleared Swap Contracts - Net Assets—Net unrealized depreciation on swap contracts (b)	—	(4,111,020)	(4,111,020)
Forward Contracts - Unrealized depreciation on foreign currency forward contracts	(687,116)	—	(687,116)
Total Fair Value	$(687,116)	$(10,026,226)	$(10,713,342)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Option Transactions	$ —	$ —	$ (181,498)	$ (181,498)
Written Option Transactions	—	—	865,773	865,773
Futures Transactions	—	—	2,082,859	2,082,859
Swap Transactions	—	411	(4,874,708)	(4,874,297)
Forward Transactions	(1,173,534)	—	—	(1,173,534)
Total Net Realized Gain (Loss)	$(1,173,534)	$411	$(2,107,574)	$(3,280,697)

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	$ —	$—	$ 218,656	$ 218,656
Written Options	—	—	(715,399)	(715,399)
Futures Contracts	—	—	(3,794,502)	(3,794,502)
Swap Contracts	—	53	6,285,925	6,285,978
Forward Contracts	1,119,847	—	—	1,119,847
Total Net Change in Unrealized Appreciation (Depreciation)	$1,119,847	$ 53	$ 1,994,680	$ 3,114,580

Average Notional Amount	Total
Purchased Swaptions (a)	$ 17,100,000
Written Swaptions	$ (50,332,498)
Written Inflation—Capped Options	$ (300,000)
Options on Futures Contracts	$ 71,805
Futures Contracts Long	$ 79,516,471
Futures Contracts Short	$(203,739,299)
Swap Contracts Long	$ 249,889,185
Forward Contracts Long	$ 8,940,325
Forward Contracts Short	$(102,541,755)

(a)	Positions were open for five months during the reporting period.
(W) Borrowings and other financing transactions summary
40	MainStay VP PIMCO Real Return Portfolio

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2023:
Counterparty	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (a)
Master Securities Forward Transaction Agreement
BNP Paribas S.A.	$(340,529,989)	$(340,529,989)	$340,614,163	$84,174
Total Borrowings and Other Financing Transactions	$(340,529,989)	$(340,529,989)	$340,614,163	$84,174
(a)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.
Certain Transfers Accounted for as Secured Borrowings
Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Sale-Buyback Transactions
US Treasury Obligations	$—	$340,529,989	$—	$—	$340,529,989
Total Borrowings	$—	$340,529,989	$—	$—	$340,529,989
Payable for sale-buyback financing transactions					$340,529,989

Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pacific Investment Management Company LLC (“ PIMCO” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and PIMCO, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets of 0.50% on all assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.53% and 0.78%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended December 31, 2023, New York Life Investments earned fees from the Portfolio in the amount of $2,448,592 and waived fees and/or reimbursed expenses in the amount of $299,482 and paid the Subadvisor fees in the amount of $1,224,296.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

41

Notes to Financial Statements (continued)
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$933,861,523	$1,347,274	$(131,350,182)	$(130,002,908)
As of December 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$14,949,766	$(4,526,010)	$(1)	$(129,280,898)	$(118,857,143)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, cumulative bond amortization adjustment, cumulative mark to market of swaps, mark to market of forwards contract, mark to market of futures contracts and straddle loss deferral.
As of December 31, 2023, for federal income tax purposes, capital loss carryforwards of $4,213,764, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—	$4,214
During the years ended December 31, 2023 and December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$40,994,047	$29,258,760
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily SOFR + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.

42	MainStay VP PIMCO Real Return Portfolio

Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2023, purchases and sales of U.S. government securities were $89,673 and $87,455, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $325,096 and $316,314, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2023 and December 31, 2022, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	2,958,161	$ 24,393,797
Shares issued to shareholders in reinvestment of distributions	1,535,125	11,335,518
Shares redeemed	(1,758,214)	(14,244,076)
Net increase (decrease)	2,735,072	$ 21,485,239
Year ended December 31, 2022:
Shares sold	6,286,978	$ 56,587,286
Shares issued to shareholders in reinvestment of distributions	806,908	6,510,777
Shares redeemed	(6,598,491)	(62,522,654)
Net increase (decrease)	495,395	$ 575,409

Service Class	Shares	Amount
Year ended December 31, 2023:
Shares sold	3,518,842	$ 28,729,074
Shares issued to shareholders in reinvestment of distributions	4,025,863	29,658,529
Shares redeemed	(8,539,375)	(68,809,993)
Net increase (decrease)	(994,670)	$(10,422,390)
Year ended December 31, 2022:
Shares sold	5,046,128	$ 45,996,121
Shares issued to shareholders in reinvestment of distributions	2,826,082	22,747,983
Shares redeemed	(7,970,053)	(73,238,043)
Net increase (decrease)	(97,843)	$ (4,493,939)
Note 10–Other Matters
As of the date of this report, the Portfolio faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Portfolio's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
43

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP PIMCO Real Return Portfolio.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP PIMCO Real Return Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statements of operations and cash flows for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2024
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
44	MainStay VP PIMCO Real Return Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP PIMCO Real Return Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Pacific Investment Management Company LLC (“PIMCO”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and PIMCO in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and PIMCO in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or PIMCO that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, PIMCO personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements.  In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and PIMCO; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and PIMCO; (iii) the costs of the services provided, and profits realized, by New York Life Investments and PIMCO with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

45

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and PIMCO.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and PIMCO resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have invested in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and PIMCO
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by PIMCO, evaluating the performance of PIMCO, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of PIMCO and ongoing analysis of, and interactions with, PIMCO with respect to, among other things, the Portfolio’s investment performance and risks as well as PIMCO’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that PIMCO provides to the Portfolio and considered the terms of each of the Advisory Agreements.  The Board evaluated PIMCO’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and PIMCO’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at PIMCO.  The Board considered New York Life Investments’ and PIMCO’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and PIMCO and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Portfolio.  The Board also considered PIMCO’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Portfolio.  In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and PIMCO regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks.  The Board

46	MainStay VP PIMCO Real Return Portfolio

considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between representatives of PIMCO and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and PIMCO
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates and PIMCO due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  With respect to the profitability of PIMCO’s relationship with the Portfolio, the Board considered information from New York Life Investments that PIMCO’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of PIMCO’s profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and PIMCO, and profitability of New York Life Investments and its affiliates and PIMCO due to their relationships with the Portfolio, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and PIMCO’s continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and PIMCO and acknowledged that New York Life Investments and PIMCO must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and PIMCO to continue to provide high-quality services to the Portfolio.  The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and PIMCO and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits.  In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between PIMCO and its affiliates and New York Life Investments and its affiliates that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio.  In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts.  The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor, and insurance companies affiliated with New York Life Investments would be entitled to receive fees from the Portfolio under a distribution and service
47

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
plan adopted pursuant to Rule 12b-1 under the 1940 Act.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to PIMCO and its affiliates are consistent with those expected for a subadvisor to a mutual fund.  With respect to PIMCO, the Board considered that any profits realized by PIMCO due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and PIMCO, acknowledging that any such profits are based on the subadvisory fee paid to PIMCO by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to PIMCO is paid by New York Life Investments, not the Portfolio.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and PIMCO on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Portfolio, if any.  The Board considered the contractual management fee schedule for the Portfolio as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients.  Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses.  The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Portfolio and whether the Portfolio’s management fee and expense structure permits any economies of scale to be appropriately shared with the Portfolio’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio.  The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Portfolio’s shareholders through the Portfolio’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

48	MainStay VP PIMCO Real Return Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
49

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay VP Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay Funds: Trustee since 2023 (11 Funds)
MainStay Funds Trust: Trustee since 2023 (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
50	MainStay VP PIMCO Real Return Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay VP Funds Trust: Chair since 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC since 1990	81	MainStay Funds: Chair since January 2017 and Trustee since 2007 (11 Funds); MainStay Funds Trust: Chair since January 2017 and Trustee since 1990 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
51

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay Funds: Trustee since 2006 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (37 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (11 Funds);
MainStay Funds Trust: Trustee since 2007 (37 Funds)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
52	MainStay VP PIMCO Real Return Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015 to 2016); Managing Director, Product Development (from 2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
53

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP Natural Resources Portfolio
MainStay VP PineStone International Equity Portfolio1
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio2
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
PineStone Asset Management Inc.
Montreal, Québec
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to August 28, 2023, the Portfolio's name was MainStay VP MacKay International Equity Portfolio.
2.	Effective on or about May 1, 2024, the MainStay VP MacKay Government Portfolio will be renamed the MainStay VP U.S. Infrastructure Bond Portfolio.
Not part of the Annual Report

2023 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2024 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015893	MSVPPRR11-02/24
(NYLIAC) NI528

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). During the period covered by this report, no amendments were made to the provisions of the Code. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report. A copy of the Code is filed herewith.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has three “audit committee financial experts” (as defined by Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, Karen Hammond and Susan B. Kerley. Mr. Latshaw, Ms. Hammond and Ms. Kerley are “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees billed for the fiscal year ended December 31, 2023 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $1,986,750.

The aggregate fees billed for the fiscal year ended December 31, 2022 for professional services rendered by PwC for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $1,949,250.

(b)  Audit-Related Fees

The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended December 31, 2023, and (ii) $0 for the fiscal year ended December 31, 2022.

(c)  Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended December 31, 2023; and (ii) $0 during the fiscal year ended December 31, 2022. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)  All Other Fees

The aggregate fees billed for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended December 31, 2023; and (ii) $0 during the fiscal year ended December 31, 2022.

(e)  Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  There were no hours expended on PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than PwC’s full-time, permanent employees.

(g)  All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal years ended December 31, 2023 and December 31, 2022 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $14,573,000 for the fiscal year ended December 31, 2023; and (ii) $13,012,000 for the fiscal year ended December 31, 2022.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended December 31, 2023 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of PwC during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)  Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)  There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Section 302 Certifications are attached

(b)	Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	March 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	March 5, 2024

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	March 5, 2024